                                                      1933 Act File No. 33-58846
                                                      1940 Act File No. 811-7538

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         /X/

                           Pre-Effective Amendment No.                       / /

                         Post-Effective Amendment No. 51                     /X/

                                     and/or

             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT         /X/
                                     OF 1940

                                Amendment No. 51                             /X/

                          LORD ABBETT SECURITIES TRUST
                          ----------------------------
                Exact Name of Registrant as Specified in Charter

              90 Hudson Street, Jersey City, New Jersey 07302-3973
              ----------------------------------------------------
                      Address of Principal Executive Office

                  Registrant's Telephone Number (201) 395-2000

    Christina T. Simmons, Esq., Vice President and Assistant General Counsel
                             Lord, Abbett & Co. LLC
              90 Hudson Street, Jersey City, New Jersey 07302-3973
              ----------------------------------------------------
                      Name and Address of Agent for Service

It is proposed that this filing will become effective (check appropriate box)

/ / immediately upon filing pursuant to paragraph (b)

/X/ on March 1, 2006 pursuant to paragraph (b)

/ / 60 days after filing pursuant to paragraph (a) (1)

/ / on (date) pursuant to paragraph (a) (1)

/ / 75 days after filing pursuant to paragraph (a) (2)

/ / on (date) pursuant to paragraph (a) (2) of rule 485

If appropriate, check the following box:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

[LORD ABBETT LOGO]

LORD ABBETT
  ALL VALUE FUND
  INTERNATIONAL
    OPPORTUNITIES FUND

  ALPHA STRATEGY FUND


                                                                        MARCH 1,

                                                                            2006


                                                                      PROSPECTUS

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


CLASS P SHARES OF THE INTERNATIONAL OPPORTUNITIES FUND ARE CURRENTLY OFFERED BY THIS PROSPECTUS. CLASS P SHARES OF THE ALL VALUE FUND ARE NEITHER OFFERED TO THE GENERAL PUBLIC NOR AVAILABLE IN ALL STATES. PLEASE CALL 800-821-5129 FOR FURTHER INFORMATION.

                                TABLE OF CONTENTS


                                                                          PAGE
                      THE FUND

        Information about   All Value Fund                                 2
      the goal, principal   International Opportunities Fund               9
    strategy, main risks,   Alpha Strategy Fund                            16
    performance, fees and   Additional Investment Information              24
                 expenses   Management                                     27

                   YOUR INVESTMENT

          Information for   Purchases                                      30
            managing your   Sales Compensation                             46
             Fund account   Opening Your Account                           52
                            Redemptions                                    54
                            Distributions and Taxes                        55
                            Services For Fund Investors                    57

                FINANCIAL INFORMATION

     Financial highlights   All Value Fund                                 60
                            International Opportunities Fund               64
                            Alpha Strategy Fund                            68

               ADDITIONAL INFORMATION

        How to learn more   Back Cover
          about the Funds
                and other
        Lord Abbett Funds

                                                                  ALL VALUE FUND

                                   THE FUNDS

GOAL

     The Fund's investment objective is long-term growth of capital and income without excessive fluctuations in market value.

PRINCIPAL STRATEGY


     To pursue this goal, the Fund primarily purchases equity securities of U.S. and MULTINATIONAL COMPANIES that we believe are undervalued in all market capitalization ranges. Under normal circumstances, the Fund will invest at least 50% of its net assets in equity securities of LARGE, SEASONED COMPANIES. A large company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization of companies included in the Russell 1000(R) Value Index, a widely-used benchmark for large-cap stock performance. As of July 1, 2005 the market capitalization range of the Russell 1000(R) Value Index was $890 million to $368.2 billion. This range varies daily. The Fund will invest the remainder of its assets in mid-sized and small company securities. Equity securities may include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.


     In selecting investments, the Fund attempts to invest in securities selling at reasonable prices in relation to our assessment of their potential value. While there is the risk that an investment may never reach what we think is its full value, or may go down in value, our emphasis on large, seasoned company VALUE STOCKS may limit the Fund's downside risk. This is because value stocks are believed to be underpriced, and large, seasoned company stocks tend to be issued by more established companies and less volatile than mid-sized or small-company stocks. Although smaller companies may present greater risks than larger companies as outlined below, they also may present higher potential for attractive long-term returns.

[SIDENOTE]

WE OR THE FUND OR ALL VALUE FUND refers to the Lord Abbett All Value Fund, a portfolio or series of Lord Abbett Securities Trust (the "Trust").


LARGE COMPANIES are established companies that are considered "known quantities." Large companies often have the resources to weather economic shifts, although they can be slower to innovate than small companies.


ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

MULTINATIONAL COMPANIES are those companies that conduct their business operations and activities in more than one country.

VALUE STOCKS are stocks of companies that we believe the market undervalues according to certain financial measurements of their intrinsic worth or business prospects.

                                                                  ALL VALUE FUND

     We generally sell a stock when we think it seems less likely to benefit from the current market and economic environment, shows deteriorating fundamentals, or has reached our valuation target.

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value stocks. This means the value of your investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Large value stocks may perform differently than the market as a whole and other types of stocks, such as mid-sized or small-company stocks and growth stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market. Certain investments may never reach what we think is their full value or may go down in value.

     Investments in mid-sized or small-company stocks generally involve greater risks than investments in large-company stocks. Mid-sized or small companies may be less able to weather economic shifts or other adverse developments than larger, more established companies. They may have less experienced management and unproven track records. They may rely on limited product lines and have more limited financial resources. These factors may make them more susceptible to setbacks or economic downturns. Mid-sized or small-company stocks tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. In addition, there may be less liquidity in mid-sized or small-company stocks, subjecting them to greater price fluctuations than larger company stocks.

                                                                  ALL VALUE FUND

     Due to its investments in multinational companies, the Fund may experience increased market, liquidity, currency, political, information, and other risks.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

                                                        ------------------------
                                        ALL VALUE FUND  Symbols: Class A - LDFVX
                                                                 Class B - GILBX
                                                                 Class C - GILAX
                                                                 Class P - LAVPX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class C shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class C shares. If the sales charges were reflected, returns would be less. Performance for the Fund's other share classes will vary due to the different expenses each class bears.

[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) -- CLASS C SHARES
--------------------------------------------------------------------------------

1996           +18.3%
1997           +26.6%
1998           +14.6%
1999           +19.6%
2000            +8.5%
2001            -4.7%
2002           -14.8%
2003           +31.0%
2004           +15.0%
2005            +4.7%

BEST QUARTER 4th Q '98    +18.4%
WORST QUARTER 3rd Q '02   -14.6%

================================================================================

     The table below shows how the average annual total returns of the Fund's Class A, B, C, and P shares compare to those of two broad-based securities market indices. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

     The after-tax returns of Class C shares included in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for

                                                                  ALL VALUE FUND

     Class A, Class B, and Class P shares are not shown in the table and will vary from those shown for Class C shares.

================================================================================

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2005

--------------------------------------------------------------------------------


                                                                          LIFE OF
SHARE CLASS                              1 YEAR     5 YEARS   10 YEARS    FUND(1)
---------------------------------------------------------------------------------
Class A Shares                            -0.56%      4.45%          -     11.73%
Class B Shares                             0.89%      4.88%          -      9.44%
Class C Shares
 Before Taxes                              4.73%      5.08%      11.05%        -
Return After Taxes on Distributions        3.51%      4.29%       9.78%        -
Return After Taxes on Distributions and
 Sales of Fund Shares                      4.36%      4.13%       9.20%        -
Class P Shares                             5.36%         -           -      7.03%
S&P 500/Citigroup Value Index(2)(3)        5.82%      2.43%       9.38%     9.38%(3)
 (reflects no deduction for fees,                                           5.94%(4)
 expenses, or taxes)
Russell 3000(R) Value Index(2)             6.85%      5.86%      11.04%    11.40%(4)
 (reflects no deduction                                                     8.97%(5)
 fees, expenses, or taxes)                                                  7.18%(6)



(1) The date each class was first offered to the public is: Class A - 7/15/96; Class B - 6/5/97; and Class P - 8/15/01.
(2) The performance of the unmanaged indices is not necessarily representative of the Fund's performance. The S&P 500/Citigroup Value Index was formerly named S&P 500/Citigroup Value Index which recently experienced some adjustments in the methodology used for performance reporting purposes.
(3)  The Fund is adding the performance of the S&P 500/Barra Value Index.
(4) Represents total return for the period 7/15/96 - 12/31/05, to correspond with Class A period shown.
(5) Represents total return for the period 6/15/97 - 12/31/05, to correspond with Class B period shown.
(6) Represents total return for the period 8/15/01 - 12/31/05, to correspond with Class P period shown.


[SIDENOTE]


The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes for the same period if there was a tax loss realized on the sale of Fund shares. The benefit of the tax loss (to the extent that it can be used to offset other gains) may result in a higher return.

                                                                  ALL VALUE FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                                                 CLASS A     CLASS B(1)   CLASS C     CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering price)        5.75%(2)       none      none        none
Maximum Deferred Sales Charge (See "Purchases")(3)                  none(4)        5.00%     1.00%(5)    none
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net
  assets)
Management Fees (See "Management")                                  0.54%          0.54%     0.54%       0.54%
Distribution and Service (12b-1) Fees(6)(7)                         0.35%          1.00%     1.00%       0.45%
Other Expenses                                                      0.27%          0.27%     0.27%       0.27%
Total Operating Expenses                                            1.16%          1.81%     1.81%       1.26%


(1) Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.
(2) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."
(3) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.
(4) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 12 months (24 months if shares were purchased prior to November 1, 2004) following certain purchases made without a sales charge.
(5) A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

(6) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
(7) These amounts have been restated from fiscal year amounts to reflect estimated current fees and expenses.


[SIDENOTE]

MANAGEMENT FEES are payable to Lord, Abbett & Co. LLC ("Lord Abbett") for the Fund's investment management.

12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                                  ALL VALUE FUND

================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS                                  1 YEAR    3 YEARS     5 YEARS     10 YEARS
Class A Shares                              $   687   $     925   $   1,182   $   1,914
Class B Shares                              $   684   $     869   $   1,180   $   1,959
Class C Shares                              $   284   $     569   $     980   $   2,127
Class P Shares                              $   128   $     400   $     692   $   1,523


You would have paid the following expenses if you did not redeem your shares.


                                             1 YEAR    3 YEARS     5 YEARS     10 YEARS
Class A Shares                              $   687   $     925   $   1,182   $   1,914
Class B Shares                              $   184   $     569   $     980   $   1,959
Class C Shares                              $   184   $     569   $     980   $   2,127
Class P Shares                              $   128   $     400   $     692   $   1,523

                                                INTERNATIONAL OPPORTUNITIES FUND


GOAL

     The Fund's investment objective is long-term capital appreciation.

PRINCIPAL STRATEGY

     To pursue this goal, the Fund primarily invests in stocks of companies principally based outside the United States. Under normal circumstances, the Fund will diversify its investments among a number of different countries throughout the world. The Fund normally intends to invest at least 65% of its net assets in equity securities of small companies. A small company is defined as a company having a market capitalization at the time of purchase of less than $5 billion. This market capitalization threshold may vary in response to changes in the markets. The Fund may invest its remaining assets in equity securities of larger companies. Equity securities may include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

     In selecting investments for the Fund, we look for:

     - developing global trends to identify industries that will produce above-trend sales growth,

     - companies we see as having the best potential for sales and profit growth, and

     -    companies whose shares are attractively valued.

[SIDENOTE]

WE OR THE FUND OR INTERNATIONAL OPPORTUNITIES FUND (formerly known as the International Series) refers to the Lord Abbett International Opportunities Fund, a portfolio or series of the Trust.

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

                                                INTERNATIONAL OPPORTUNITIES FUND


MAIN RISKS

     The Fund is subject to the general risks and considerations associated with equity investing. The value of your investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the Fund invests. Although some of the companies in which the Fund may invest may exhibit earnings and revenue growth above the market trend, the stocks of these companies may be more volatile and may drop in value if earnings and revenue growth do not meet expectations. In addition, the Fund is subject to the risks of investing in foreign securities and in the securities of small companies.

     Investing in small companies generally involves greater risks than investing in the stocks of large companies. Small companies may be less able to weather economic shifts or other adverse developments than larger, more established companies. They may have less experienced management and unproven track records. They may rely on limited product lines and have more limited financial resources. These factors may make them more susceptible to setbacks or economic downturns. Small-company stocks tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. In addition, there may be less liquidity in small-company stocks, subjecting them to greater price fluctuations than larger company stocks.

     Foreign securities may pose greater risks than domestic securities. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls. With respect to certain foreign countries, there is a possibility of nationalization, expropriation or

                                                INTERNATIONAL OPPORTUNITIES FUND


     confiscatory taxation, imposition of withholding or other taxes, and political or social instability that could affect investments in those countries.

     Investing in foreign companies generally involves some degree of information risk. That means that key information about an issuer, security or market may be inaccurate or unavailable.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

                                                        ------------------------
                      INTERNATIONAL OPPORTUNITIES FUND  Symbols: Class A - LAIEX
                                                                 Class B - LINBX
                                                                 Class C - LINCX
                                                                 Class P - LINPX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. Performance for the Fund's other share classes will vary due to the different expenses each class bears.

[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) -- CLASS A SHARES
--------------------------------------------------------------------------------

1997            +19.7%
1998            +15.5%
1999            +27.3%
2000            -23.6%
2001            -31.3%
2002            -21.6%
2003            +42.5%
2004            +20.6%
2005            +25.4%

BEST QUARTER 1st Q '98   +23.7%
WORST QUARTER 4th Q '00  -23.3%

================================================================================


     The table below shows how the average annual total returns of the Fund's Class A, B, C, and P shares compare to those of three broad-based securities market indices. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.


     The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for

                                                INTERNATIONAL OPPORTUNITIES FUND

     Class B, Class C, and Class P shares are not shown in the table and will vary from those shown for Class A shares.

================================================================================

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2005

--------------------------------------------------------------------------------


                                                                              LIFE OF
SHARE CLASS                                              1 YEAR     5 YEARS   FUND(1)
Class A Shares
 Before Taxes                                             18.15%       1.80%     4.40%
Return After Taxes on Distributions                       18.15%       1.61%     3.94%
Return After Taxes on Distributions and Sale of
 Fund Shares                                              11.80%       1.40%     3.53%
Class B Shares                                            20.54%       2.13%     3.63%
Class C Shares                                            24.68%       2.41%     3.69%
Class P Shares                                            25.40%       3.11%     2.18%
S&P/Citigroup U.S. $500 Million -
 US $2.5 Billion                                          26.47%      16.05%     9.19%
World ex-U.S. Index(2)(6)                                                        9.44%
(reflects no deduction for fees, expenses, or taxes)                            13.24%
S&P/Citigroup Extended Market World ex-U.S. Index(6)      22.09%      13.56%     8.74%(3)
                                                                                 8.82%(4)
                                                                                11.32%(5)
MSCI EAFE(R) Index(2)(6)                                  14.02%       4.94%     6.16%(3)
                                                                                 5.80%(4)
                                                                                 4.82%(5)


(1) The date each class was first offered to the public is : A - 12/13/96; B - 6/2/97; C - 6/2/97 and P - 3/9/99.

(2) The Fund is adding the performance of the S&P/Citigroup Extended Market World ex-U.S. Index and will remove the MSCI EAFE(R) Index and the S&P/Citigroup U.S. $500 Million-U.S. $2.5 Billion World ex-U.S. Index because the Fund believes that the S&P/Citigroup Extended Market World Market World ex-U.S. Index is a better measure of the small-cap stocks in which the Fund invests than the other two indexes.
(3) Represents total return for the period 12/31/96 - 12/31/05, to correspond with Class A period shown.
(4) Represents total return for the period 5/31/97 - 12/31/05, to correspond with Class B and Class C periods shown.
(5) Represents total return for the period 3/31/99 - 12/31/05, to correspond with Class P period shown.
(6) The performance of the unmanaged index is not necessarily representative of the Fund's performance.


[SIDENOTE]


The Return After Taxes on Distributions for a period may be the same as the Return Before Taxes for the same period if there are no distributions or if the distributions are small.

                                                INTERNATIONAL OPPORTUNITIES FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                                                         CLASS A    CLASS B(1) CLASS C     CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering price)                5.75%(2)   none       none        none
Maximum Deferred Sales Charge (See "Purchases")(3)                          none(4)    5.00%      1.00%(5)    none
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management")                                          0.75%      0.75%      0.75%       0.75%
Distribution and Service (12b-1) Fees(6)                                    0.35%      1.00%      1.00%       0.45%
Other Expenses                                                              0.64%      0.64%      0.64%       0.64%(7)
Total Operating Expenses                                                    1.74%      2.39%      2.39%       1.84%(7)


(1) Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.
(2) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."
(3) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.
(4) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 12 months (24 months if shares were purchased prior to November 1, 2004) following certain purchases made without a sales charge.
(5) A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

(6) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
(7) These amounts have been restated from fiscal year amounts to reflect estimated current fees and expenses.


[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                INTERNATIONAL OPPORTUNITIES FUND

================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS               1 YEAR     3 YEARS    5 YEARS    10 YEARS
Class A Shares            $   742   $   1,091  $   1,464   $   2,509
Class B Shares            $   742   $   1,045  $   1,475   $   2,565
Class C Shares            $   342   $     745  $   1,275   $   2,726
Class P Shares            $   187   $     579  $     995   $   2,159


You would have paid the following expenses if you did not redeem your shares.


                          1 YEAR     3 YEARS    5 YEARS    10 YEARS
Class A Shares            $   742   $   1,091  $   1,464   $   2,509
Class B Shares            $   242   $     745  $   1,275   $   2,565
Class C Shares            $   242   $     745  $   1,275   $   2,726
Class P Shares            $   187   $     579  $     995   $   2,159

                                                             ALPHA STRATEGY FUND
                                                (FORMERLY KNOWN AS ALPHA SERIES)


GOAL

     The Fund's investment objective is long-term capital appreciation.

PRINCIPAL STRATEGY


     This Fund is a "fund of funds" - meaning it invests in other mutual funds rather than directly in portfolio securities like stocks, bonds and money market instruments. To pursue its goal, the Fund uses an asset allocation investment process by investing in three underlying funds managed by Lord Abbett. The underlying funds focus on small companies and international companies. The Fund allocates its assets among the underlying funds by attempting to achieve a balance, over time, between foreign and domestic securities similar to that of the unmanaged S&P/Citigroup Small-Cap World Index. This Fund is intended for investors who are seeking exposure to the stocks of small U.S. and foreign companies managed in both growth and value styles.


     As of the date of this Prospectus, the Fund invested the following approximate percentages in the underlying funds: 40% in the International Opportunities Fund, 30% in the Small-Cap Value Fund and 30% in the Developing Growth Fund. We decide how much to invest in the underlying funds at any particular time. These amounts may change at any time without shareholder approval.

MAIN RISKS

     The Fund's investments are concentrated in the underlying funds and, as a result, the Fund's performance is directly related to their performance. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives.

[SIDENOTE]


WE OR THE FUND OR ALPHA STRATEGY FUND refers to the Lord Abbett Alpha Strategy Fund, a portfolio or series of the Trust.


UNDERLYING FUNDS in which the Fund invests are:

-    LORD ABBETT DEVELOPING GROWTH FUND, INC. ("Developing Growth Fund")

- LORD ABBETT SECURITIES TRUST - LORD ABBETT INTERNATIONAL OPPORTUNITIES FUND ("International Opportunities Fund") and

- LORD ABBETT RESEARCH FUND, INC. - SMALL-CAP VALUE SERIES ("Small-Cap Value Fund")

FUND'S VOLATILITY AND BALANCE. The Fund's long-term volatility is expected to approximate that of the unmanaged S&P/Citigroup Small Cap World Index. Over time, the Fund intends to approximate the index's balance between foreign and domestic securities by varying its investments in the underlying funds, subject to the Fund's cash flow and desire to avoid excessive capital gains distributions. Past performance and volatility of the index do not indicate future results for the index or the Fund. The Fund may not achieve this level of volatility or balance, or other objectives.

                                                             ALPHA STRATEGY FUND
                                                (FORMERLY KNOWN AS ALPHA SERIES)


     Consequently, the Fund is subject to the particular risks of the underlying funds in the proportion in which the Fund invests in them. The underlying funds are subject to the general risks and considerations associated with equity investing. Their values will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the underlying fund invests. If an underlying fund's assessment of market conditions or companies held in the underlying fund is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market. Each underlying fund is subject to the risks of investing in the securities of small companies and in foreign securities as described below.

     You may invest in the underlying funds directly. By investing in the Fund, you will incur a proportionate share of the expenses of the underlying funds in addition to any expenses of the Fund.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Fund offers a greater level of diversification than many other types of mutual funds, it is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.


PRINCIPAL STRATEGIES AND MAIN RISKS OF ALPHA STRATEGY FUND'S UNDERLYING FUNDS

     The Alpha Strategy Fund invests in three Lord Abbett underlying funds: the International Opportunities Fund, the Small-Cap Value Fund and the Developing Growth Fund. The following is a brief description of their investment objectives and practices. No offer is made in this Prospectus of the Small-Cap Value Fund or the Developing Growth Fund.


     The investment objective of the International Opportunities Fund is long-term capital appreciation.

                                                             ALPHA STRATEGY FUND
                                                (FORMERLY KNOWN AS ALPHA SERIES)


     This fund primarily invests in stocks of companies principally based outside the United States. Under normal circumstances, this fund will diversify its investments among a number of different countries throughout the world. This fund normally intends to invest at least 65% of its net assets in equity securities of small companies. A small company is defined as a company having a market capitalization at the time of purchase of less than $5 billion.


     The Small-Cap Value Fund's investment objective is long-term capital appreciation. Under normal circumstances, this fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small companies. A small company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 2000(R) Index, a widely-used benchmark for small-cap stock performance. As of January 31, 2006, the market capitalization range of the Index was $26 million to $4.8 billion. This range varies daily. The Small-Cap Value Fund invests in securities that we believe are selling at reasonable prices in relation to value.

     The Developing Growth Fund's investment objective is long-term capital appreciation. This fund primarily invests in the common stocks of companies with above-average, long-term growth potential. Normally, at least 65% of its net assets are invested in the equity securities of small companies. A small company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 2000(R) Index, a widely-used benchmark for small-cap stock performance. As of January 31, 2006, the market capitalization range of the Index was $26 million to $4.8 billion. This range varies daily.


     Both the Small-Cap Value Fund and the Developing Growth Fund use extensive fundamental analysis in an attempt to identify outstanding companies for investment.

                                                             ALPHA STRATEGY FUND
                                                (FORMERLY KNOWN AS ALPHA SERIES)


     Investing in small companies generally involves greater risks than investing in the stocks of large companies. Small companies may be less able to weather economic shifts or other adverse developments than larger, more established companies. They may have less experienced management and unproven track records. They may rely on limited product lines and have more limited financial resources. In addition, there may be less liquidity in small-company stocks, subjecting them to greater price fluctuations than larger company stocks.

     The International Opportunities Fund may invest up to 100% of its net assets in securities of companies principally based outside the United States. Both the Small-Cap Value Fund and the Developing Growth Fund may invest up to 10% of their net assets in foreign securities that are primarily traded outside the United States. Foreign securities may pose greater risks than domestic securities. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls. With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes, and political or social instability that could affect investments in those countries.

                                                        ------------------------
                                  ALPHA STRATEGY FUND   Symbols: Class A - ALFAX
                     (FORMERLY KNOWN AS ALPHA SERIES)            Class B - ALFBX

                                                                 Class C - ALFCX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. Performance for the Fund's other share classes will vary due to the different expenses each class bears. No performance is shown for Class P shares since the Fund has not issued Class P shares to date.

[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) -- CLASS A SHARES
--------------------------------------------------------------------------------

1999           +24.8%
2000            -5.7%
2001           -11.5%
2002           -20.9%
2003           +41.8%
2004           +16.8%
2005           +17.2%

BEST QUARTER 2nd Q '03   +19.2%
WORST QUARTER 3rd Q '02  -19.5%

================================================================================

     The table below shows how the average annual total returns of the Fund's Class A, B, and C shares compare to those of a broad-based securities market index. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

                                                             ALPHA STRATEGY FUND
                                                (FORMERLY KNOWN AS ALPHA SERIES)


     The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B and Class C shares are not shown in the table and will vary from those shown for Class A shares.

================================================================================

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2005

--------------------------------------------------------------------------------


                                                                LIFE OF
SHARE CLASS                        1 YEAR        5 YEARS        FUND(1)
Class A Shares
  Before Taxes                      10.45%          5.07%          4.43%
Return After Taxes
  on Distributions                  10.45%          4.81%          4.00%
Return After Taxes
  on Distributions and
  Sales of Fund Shares               6.79%          4.23%          3.58%
Class B Shares                      12.43%          5.47%          4.54%
Class C Shares                      16.36%          5.66%          4.55%
S&P/Citigroup Small-Cap
  World Index(2)                    17.56%         13.19%          9.64%(3)


(1)  The date all classes were first offered to the public is 3/18/98.
(2) The performance of the unmanaged index is not necessarily representative of the Fund's performance.

(3) Represents total return for the period 3/31/98 - 12/31/05, to correspond with the Class A, B, and C periods shown.


[SIDENOTE]


The Return After Taxes on Distributions for a period may be the same as the Return Before Taxes for the same period if there are no distributions or if the distributions are small.

                                                             ALPHA STRATEGY FUND
                                                (FORMERLY KNOWN AS ALPHA SERIES)


FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                                 CLASS A          CLASS B(1)     CLASS C          CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales
 Charge on Purchases
 (as a % of offering price)                       5.75%(2)          none           none              none
Maximum Deferred
Sales Charge
 (See "Purchases")(3)                             none(4)           5.00%          1.00%(5)          none
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees
 (See "Management")(6)                            0.10%             0.10%          0.10%             0.10%
Distribution and Service
 (12b-1) Fees(7)                                  0.35%             1.00%          1.00%             0.45%
Other Expenses                                    0.37%             0.37%          0.37%             0.37%
Underlying Funds'
 Expenses(8)(9)                                   1.09%             1.09%          1.09%             1.09%
Total Operating
 Expenses(8)                                      1.91%             2.56%          2.56%             2.01%
Management Fee Waiver(6)                         (0.10)%           (0.10)%        (0.10)%           (0.10)%
Net Expenses(6)                                   1.81%             2.46%          2.46%             1.91%


(1) Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.
(2) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."
(3) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.
(4) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 12 months (24 months if shares were purchased prior to November 1, 2004) following certain purchases made without a sales charge.
(5) A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

(6) For the fiscal year ending October 31, 2006, Lord Abbett has contractually agreed to waive its management fee.
(7) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
(8) These amounts have been restated from fiscal year amounts to reflect estimated current fees and expenses.
(9) Shareholders in the Alpha Strategy Fund bear indirectly the Class Y share expenses of the underlying funds in which the Alpha Strategy Fund invests. Because the amount of Alpha Strategy Fund's assets invested in each of the underlying funds changes daily, the amounts shown in the table are approximate amounts.


[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.


OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund. The Fund has entered into a servicing arrangement with the underlying funds under which the underlying funds may bear certain of the Fund's Other Expenses. As a result, the Fund does not expect to bear any of these Other Expenses.

                                                             ALPHA STRATEGY FUND
                                                (FORMERLY KNOWN AS ALPHA SERIES)


================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. In addition, the example assumes the Fund pays the operating expenses set forth in the fee table above and the Fund's pro rata share of the Class Y expenses of the underlying funds. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS                                 1 YEAR          3 YEARS          5 YEARS         10 YEARS
Class A Shares                              $   748        $   1,131        $   1,539        $   2,672
Class B Shares                              $   749        $   1,087        $   1,551        $   2,729
Class C Shares                              $   349        $     787        $   1,351        $   2,888
Class P Shares                              $   194        $     621        $   1,074        $   2,330


You would have paid the following expenses if you did not redeem your shares:


                                            1 YEAR          3 YEARS          5 YEARS          10 YEARS
Class A Shares                              $   748        $   1,131        $   1,539        $   2,672
Class B Shares                              $   249        $     787        $   1,351        $   2,729
Class C Shares                              $   249        $     787        $   1,351        $   2,888
Class P Shares                              $   194        $     621        $   1,074        $   2,330

ADDITIONAL INVESTMENT INFORMATION


     This section describes some investment techniques used by each Fund and some of the risks associated with those techniques. In the case of the Alpha Strategy Fund, references to each Fund refers to the underlying funds.


     ADJUSTING INVESTMENT EXPOSURE. Each Fund will be subject to the risks associated with investments. Each Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices and other factors. For example, a Fund may seek to hedge against certain market risks. These strategies may involve effecting transactions in derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants, and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with a Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed, and could produce disproportionate gains or losses.

     DEPOSITARY RECEIPTS. Each Fund may invest in American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information, and other risks.

     EMERGING COUNTRIES. The International Opportunities Fund may invest in emerging country securities. For these purposes Lord Abbett considers emerging markets to be those countries' markets not included in the S&P/Citigroup US$500 Million - US$2.5 Billion World ex-U.S. Index. The securities markets of emerging countries tend to be less liquid, especially subject to greater price volatility, have a smaller market capitalization, have less government regulation and may not be subject to as extensive and frequent accounting, financial and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers located in certain emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions.

     FOREIGN CURRENCY TRANSACTIONS. The International Opportunities Fund may, but is not required to, engage in various types of foreign currency exchange transactions to seek to hedge against the risk of loss from changes in currency exchange rates. The Fund may employ a variety of investments and techniques, including spot and forward foreign currency exchange transactions, currency swaps, listed or over-the-counter (OTC) options on currencies, and currency futures and options on currency futures. Currently, the Fund generally does not intend to hedge most currency risks.

     There is no guarantee that these hedging activities will be successful, and they may result in losses. Although the Fund may use foreign exchange transactions to hedge against adverse currency movements, foreign currency transactions involve the risk that anticipated currency movements will not be accurately predicted and that the Fund's hedging strategies will be ineffective. To the extent that the Fund hedges against anticipated currency movements which do not occur, the Fund may realize losses. Foreign currency transactions may subject the Fund to the risk that the counterparty will be unable to honor its financial obligation to the Fund, and the risk that relatively small market movements may result in large changes in the value of a foreign currency instrument. If the Fund cross-hedges, the Fund will face the risk that the foreign currency instrument purchased will not correlate as expected with the position being hedged. Also, it may be difficult or impractical to hedge currency risk in many emerging countries.

     TEMPORARY DEFENSIVE INVESTMENTS. At times each Fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities may include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by cash and obligations of the U.S. Government and its agencies and instrumentalities and comparable foreign fixed income securities. These investments could reduce the benefit from any upswing in the market and prevent a Fund from achieving its investment objective.


     INFORMATION ON PORTFOLIO HOLDINGS. The Funds' Annual and Semiannual Reports, which are sent to shareholders and filed with the Securities and Exchange Commission ("SEC"), contain information about the Funds' portfolio holdings, including a complete schedule of holdings. Each Fund also files its complete schedule of portfolio holdings with the SEC on Form N-Q as of the end of its first and third fiscal quarters.

     In addition, on or about the first day of the second month following each calendar quarter-end, each Fund makes publicly available a complete schedule of its portfolio holdings as of the last day of each such quarter. Each Fund also may make publicly available Fund commentaries or fact sheets containing a discussion of select portfolio holdings and a list of up to the ten largest portfolio positions, among other things, and/or performance attribution information within thirty days following the end of each calendar quarter for which such information is made available. This information will remain available until the schedule, commentary, fact sheet or performance attribution information for the next quarter is publicly available. You may view this information for the most recently ended calendar quarter at www.LordAbbett.com or request a copy at no charge by calling Lord Abbett at 800-821-5129.

     For more information on the Funds' policies and procedures with respect to the disclosure of their portfolio holdings and ongoing arrangements to make available such information on a selective basis to certain third parties, please see "Investment Policies - Policies and Procedures Governing the Disclosure of Portfolio Holdings" in the Statement of Additional Information.


MANAGEMENT

     BOARD OF TRUSTEES. The Board oversees the management of the business and affairs of the Funds. The Board meets regularly to review the Funds' portfolio investments, performance, expenses, and operations. The Board appoints officers who are responsible for the day-to-day operations of the Funds and who execute policies authorized by the Board. More than 75 percent of the members of the Board are independent of Lord Abbett.


     INVESTMENT ADVISER. The Funds' investment adviser is Lord, Abbett & Co. LLC, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $101 billion in 54 mutual funds and other advisory accounts as of December 30, 2005.


     Lord Abbett is entitled to an annual management fee based on each Fund's average daily net assets. Each fee is calculated daily and payable monthly.

     Lord Abbett is entitled to the following fee for ALL VALUE FUND calculated as follows:


     .75 of 1% on the first $200 million of average daily net assets; .65 of 1% on the next $300 million;

     .50 of 1% of the Fund's assets over $500 million.

     Based on this calculation, the management fee paid to Lord Abbett for the fiscal year ended October 31, 2005 with respect to the All Value Fund was at an effective annual rate of 0.54% of 1% of the Fund's average daily net assets.

     For the fiscal year ended October 31, 2005, the management fee payable and paid to Lord Abbett was at an annual rate of .75 of 1% for INTERNATIONAL OPPORTUNITIES FUND.

     With respect to ALPHA STRATEGY FUND, Lord Abbett is entitled to an annual management fee of .10 of 1% of the Fund's average daily net assets. For the fiscal year ended October 31, 2005, Lord Abbett waived its entire fee for Alpha Strategy Fund. Lord Abbett has contractually agreed to waive its fee for the fiscal year ending October 31, 2006.

     In addition, Lord Abbett provides certain administrative services to each Fund for a fee at an annual rate of .04 of 1% of each Fund's, other than Alpha Strategy Fund, average daily net assets. Each Fund pays all expenses not expressly assumed by Lord Abbett. For more information about the services Lord Abbett provides to the Funds, see the Statement of Additional Information.

     Each year in December the Board considers whether to approve the continuation of the existing management and administrative services agreements between the Funds and Lord Abbett. A discussion regarding the basis for the Board's approval will be available in the Funds' Semiannual Report to Shareholders for the six-month period ending the following April.

     INVESTMENT MANAGERS. Lord Abbett uses a team of investment managers and analysts acting together to manage each Fund's investments. The Statement of Additional Information contains additional information about the managers' compensation, other accounts managed by them and their ownership of the Funds' shares.

     ALL VALUE FUND. The senior members of the team who are jointly and primarily responsible for the day-to-day management of the Fund, are Robert
     P. Fetch and Howard E. Hansen. Mr. Fetch, Partner and Director of Equity

     Investments, joined Lord Abbett in 1995. Mr. Hansen, Partner and Portfolio Manager - Mid-Cap Value team, joined Lord Abbett in 1995.

     INTERNATIONAL OPPORTUNITIES FUND. Todd D. Jacobson heads the investment management team and is primarily responsible for the day-to-day management of the Fund. Mr. Jacobson, Senior Portfolio Manager - International Small Cap Equity, joined Lord Abbett in 2003. Prior thereto, Mr. Jacobson was the Head of Japanese Equities and Associate Portfolio Manager at Warburg Pincus Asset Management, Japan Equity Analyst and Portfolio Manager-Fixed Income at Brown Brothers Harriman & Co. and an Equity Analyst at Value Line, Inc.

     ALPHA STRATEGY FUND. Robert I. Gerber, Christopher J. Towle, Harold E. Sharon and Robert G. Morris head the team and are primarily and jointly responsible for the day-to-day management of the Fund.

     Lord Abbett's Asset Allocation Committee oversees and reviews the allocation and investment of the Fund's assets in the underlying funds.

     The Asset Allocation Committee consists of the following members: Robert G. Morris, Partner and Chief Investment Officer; Robert I. Gerber, Partner and Director of Taxable Fixed Income Management; Christopher J. Towle, Partner and Investment Manager; and Harold E. Sharon, Investment Manager and Director of International Core Equity. Mr. Morris, Mr. Gerber, and Mr. Towle each joined Lord Abbett in 1991, 1997, and 1987, respectively. Mr. Sharon joined Lord Abbett in 2003. From 2001 to 2003 he worked as a consultant for various financial and venture capital companies; prior thereto, Mr. Sharon served as Managing Director of Warburg Pincus Asset Management and Credit Suisse Asset Management. Mr. Morris, Mr. Gerber, Mr. Towle and Mr. Sharon are jointly and primarily responsible for the day-to-day management of the Fund.

                                 YOUR INVESTMENT

PURCHASES

     Each Fund offers in this Prospectus four classes of shares: Classes A, B, C, and P. Each class represents investments in the same portfolio of securities, but each has different expenses, dividends and sales charges. Class A, B, and C shares are offered to any investor. Class P shares are offered to certain investors as described below. You may purchase shares at the net asset value ("NAV") per share determined after we receive your purchase order submitted in proper form, plus any applicable sales charge. We will not consider an order to be in proper form until we have certain identifying information required under applicable law. For more information, see "Opening Your Account."


     We reserve the right to modify, restrict or reject any purchase order or exchange request if a Fund or LORD ABBETT DISTRIBUTOR LLC determines that it is in the best interest of the Fund and its shareholders. All purchase orders are subject to our acceptance.


     PRICING OF SHARES. NAV per share for each class of Fund shares is calculated, under normal circumstances, each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after a Fund receives your order in proper form. Assuming they are in proper form, purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day's NAV; orders placed after the close of trading on the NYSE will receive the next day's NAV.

     In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if there were no

[SIDENOTE]


LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor" or the "Distributor") acts as agent for the Funds to work with investment professionals that buy and/or sell shares of the Funds on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

     transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques, and reflect the mean between the bid and asked prices. Unlisted fixed income securities having remaining maturities of 60 days or less are valued at their amortized cost.


     Securities for which prices or market quotations are not available, do not accurately reflect fair value in Lord Abbett's opinion, or have been materially affected by events occurring after the close of the market on which the security is principally traded are valued under fair value procedures approved by the Funds' Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, demand for a security (as reflected by its trading volume) is insufficient calling into question the reliability of the quoted price or the security is relatively illiquid. Each Fund may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Funds value their foreign portfolio holdings, significant events, including broad market moves, may occur in the interim potentially affecting the values of foreign securities held by the Funds. Each Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. A Fund's use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.

     Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.


     EXCESSIVE TRADING AND MARKET TIMING. Each Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices may disrupt management of each Fund, raise its expenses, and harm long-term shareholders. Volatility resulting from excessive trading may cause the Funds difficulty in implementing long-term investment strategies because they cannot anticipate the amount of cash they will have to invest. A Fund may be forced to sell portfolio securities at disadvantageous times to raise cash to allow for such excessive trading. This, in turn, could increase tax, administrative and other costs and adversely impact a Fund's performance.

     To the extent a Fund invests in foreign securities, the Fund may be particularly susceptible to excessive trading because many foreign markets close hours before the Fund values its portfolio holdings. This may allow significant events, including broad market moves, to occur in the interim, potentially affecting the values of foreign securities held by a Fund. The time zone differences among foreign markets may allow a shareholder to exploit differences in a Fund's share prices that are based on closing prices of foreign securities determined before the Fund calculates its NAV per share (known as "time zone arbitrage"). To the extent a Fund invests in securities that are thinly traded or relatively illiquid, the Fund may be particularly susceptible to excessive trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in short-term trading to take advantage of these pricing differences (known as "price arbitrage"). Each Fund has adopted fair value procedures designed to adjust closing market prices of these types of securities to reflect what is believed to be their fair value at the time the Fund calculates its NAV per share. While there is no assurance, the Funds expect that the use of fair value pricing will reduce a shareholder's ability to engage in time zone arbitrage and price arbitrage to the detriment of other Fund shareholders. For more information about these procedures, see "Your Investment - Purchases - Pricing of Shares" above.

     Each Fund's Board has adopted additional policies and procedures that are designed to prevent or stop excessive short-term trading and market timing ("frequent trading"). We also have longstanding procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and FINANCIAL INTERMEDIARIES that place orders on behalf of their clients. A Fund may modify its frequent trading policy and monitoring procedures, which are described below, from time to time without notice as and when deemed appropriate to enhance protection of the Fund and its shareholders.

     FREQUENT TRADING POLICY. Under the frequent trading policy, any Lord Abbett Fund shareholder redeeming Fund shares valued at $5,000 or more (other than shares of Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund) will be prohibited from investing in a Fund for 30 calendar days after the redemption. The policy applies to all redemptions and investments that are part of an exchange transaction or transfer of assets, but does not apply to certain other transactions described below. The frequent trading policy will not apply to redemptions by shareholders whose shares are held in an account maintained by a Financial Intermediary in an omnibus environment unless and until such time that the Financial Intermediary has the ability to implement the policy or substantially similar protective measures. The Distributor will encourage Financial Intermediaries to adopt such procedures. Certain types of investments will


[SIDENOTE]


FINANCIAL INTERMEDIARIES include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

     not be blocked and certain types of redemptions will not trigger a subsequent purchase block, including: (1) systematic purchases and redemptions, such as purchases made through reinvestment of dividends or other distributions, or certain automatic or systematic investment, exchange or withdrawal plans (such as payroll deduction plans, and the Fund's Invest-A-Matic and Systematic Withdrawal Plans); (2) RETIREMENT AND BENEFIT PLAN contributions, loans and distributions; and (3) purchase transactions involving certain transfers of assets, rollovers, Roth IRA conversions and IRA re-characterizations; provided that the Financial Intermediary maintaining the account is able to identify the transaction in its records as one of these transactions.

     MONITORING PROCEDURES. There are procedures in place to monitor the purchase, sale and exchange/transfer activity in Fund shares by investors and Financial Intermediaries that place orders on behalf of their clients. The procedures currently are designed to enable us to identify undesirable trading activity based on one or more of the following factors: the number of transactions, purpose, amounts involved, period of time involved, past transactional activity, our knowledge of current market activity, and trading activity in multiple accounts under common ownership, control or influence, among other factors. Other than as described above, Lord Abbett has not adopted a particular rule-set for identifying such excessive short-term trading activity, such as a specific number of transactions in Fund shares within a specified time period. However, as a general matter, Lord Abbett will treat any pattern of purchases and redemptions over a period of time as indicative of excessive short-term trading activity.

     If, based on these monitoring procedures, we believe that an investor is engaging in, or has engaged in, excessive trading or activity indicative of market timing, and the account is not maintained by a Financial Intermediary in an omnibus environment or by a Retirement and Benefit Plan recordkeeper or other agent, we will generally notify the investor to cease all such activity in the account. If the


[SIDENOTE]


RETIREMENT AND BENEFIT PLANS include qualified and non-qualified retirement plans, deferred compensation plans and certain other employer sponsored retirement, savings or benefit plans, excluding Individual Retirement Accounts.

Lord Abbett offers a variety of retirement plans. Call 888-522-2388 for information about:

-  Traditional, Rollover, Roth and Education IRAs

-  Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts

-  Defined Contribution Plans
     investor fails to do so, we will place a block on all further purchases or exchanges of the Fund's shares in the investor's account and inform the investor to cease all such activity in the account. The investor then has the option of maintaining any existing investment in the Fund, exchanging Fund shares for shares of Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, or redeeming the account. Investors electing to exchange or redeem Fund shares under these circumstances should consider that the transaction may be subject to a contingent deferred sales charge ("CDSC") or result in tax consequences. As stated above, although we generally notify the investor to cease all activity indicative of market timing prior to placing a block on further purchases or exchanges, we reserve the right to immediately place a block without prior notification.

     While we attempt to apply the efforts described above uniformly in all cases to detect excessive trading and market timing practices, there can be no assurance that we will succeed in identifying all such practices or that some investors will not employ tactics that evade our detection. In addition, although the Distributor encourages Financial Intermediaries to adhere to our policies and procedures when placing orders for their clients through omnibus accounts maintained with each Fund and encourages recordkeepers and other agents for Retirement and Benefit Plans to adhere to such policies and procedures when placing orders on behalf of their plan participants, there can be no assurance that such entities will do so. Moreover, the Distributor's ability to monitor these trades and/or implement the procedures may be severely limited. These circumstances may result in policies and procedures in place at certain Financial Intermediaries and Retirement and Benefit Plans that are less effective at detecting and preventing excessive trading than the policies and procedures adopted by the Distributor and other such entities.

     Omnibus account arrangements are a commonly used means for broker-dealers and other Financial

     Intermediaries, such as Retirement and Benefit Plan recordkeepers, to hold Fund shares on behalf of investors. A substantial portion of each Fund's shares may be held through omnibus accounts and/or held by Retirement and Benefit Plans. When shares are held in this manner, (1) the Distributor may not have any or complete access to the underlying investor or plan participant account information, and/or (2) the Financial Intermediaries or Retirement and Benefit Plan recordkeepers may be unable to implement or support our procedures. In such cases, the Financial Intermediaries or recordkeepers may be able to implement procedures or supply the Distributor with information that differs from that normally used by the Distributor. In such instances, the Distributor will seek to monitor purchase and redemption activity through the overall omnibus account(s) or Retirement and Benefit Plan account(s).

     If we identify activity that may be indicative of excessive short-term trading activity, we will notify the Financial Intermediary, recordkeeper or Retirement and Benefit Plan and request it to provide or review information on individual account transactions so that we or the Financial Intermediary, recordkeeper or Retirement and Benefit Plan may determine if any investors are engaged in excessive or short-term trading activity. If an investor is identified as engaging in undesirable trading activity, we will request that the Financial Intermediary, recordkeeper or Retirement and Benefit Plan take appropriate action to curtail the activity and will work with the relevant party to do so. Such action may include actions similar to those that the Distributor would take, such as placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades on a manual basis, either indefinitely or for a period of time. If we determine that the Financial Intermediary, recordkeeper or Retirement and Benefit Plan has not demonstrated adequately that it has taken appropriate action to curtail the excessive short-term trading, we may consider whether to terminate the relationship. The nature of these relationships also may inhibit or prevent the Distributor or the Fund from assuring the uniform assessment of CDSCs on investors, even though Financial Intermediaries operating in omnibus environments or Retirement and Benefit Plan recordkeepers have agreed to assess the CDSCs or assist the Distributor or the Fund in assessing them.

     SHARE CLASSES. You should read this section carefully to determine which class of shares is best for you and discuss your selection with your investment professional. You should make a decision only after considering various factors, including the expected effect of any applicable sales charges and the level of class expenses on your investment over time, the amount you wish to invest, and the length of time you plan to hold the investment. Class A shares are sold at the NAV per share, plus a front-end sales charge which may be reduced or eliminated for larger purchases as described below. Class B, C, and P shares are offered at the NAV per share with no front-end sales charge. Early redemptions of Class B and C shares, however, may be subject to a CDSC. Class A shares normally have the lowest annual expenses while Class B and C shares have the highest annual expenses. Generally, Class A dividends will be higher than dividends of the other share classes. As a result, in many cases if you are investing $100,000 or more and plan to hold the shares for a long time, you may find Class A shares suitable for you because of the expected lower expenses and the reduced sales charges available. You should discuss purchase options with your investment professional.

     FOR MORE INFORMATION ON SELECTING A SHARE CLASS, SEE "CLASSES OF SHARES" IN THE STATEMENT OF ADDITIONAL INFORMATION.

================================================================================
SHARE CLASSES
--------------------------------------------------------------------------------

CLASS A     - normally offered with a front-end sales charge, which may be reduced or eliminated in certain circumstances

            - generally lowest annual expenses due to lower 12b-1 fees

CLASS B     - no front-end sales charge, but a CDSC is applied to shares redeemed before the sixth anniversary of purchase

            - higher annual expenses than Class A shares due to higher 12b-1 fees

            - automatically converts to Class A shares after eight years

CLASS C     - no front-end sales charge, but a CDSC is applied to shares redeemed before the first anniversary of purchase

            - higher annual expenses than Class A shares due to higher 12b-1 fees

CLASS P     - available only to certain investors

            - no front-end sales charge and no CDSC

            - lower annual expenses than Class B or Class C shares due to lower
              12b-1 fees

================================================================================
FRONT-END SALES CHARGES - CLASS A SHARES
--------------------------------------------------------------------------------

                                                                                          MAXIMUM
                                                                            TO COMPUTE    DEALER'S
                                             AS A             AS A           OFFERING    CONCESSION
                                             % OF             % OF            PRICE        (% OF
                                           OFFERING           YOUR            DIVIDE      OFFERING
YOUR INVESTMENT                              PRICE         INVESTMENT         NAV BY       PRICE)
---------------------------------------------------------------------------------------------------
Less than $50,000                            5.75%               6.10%           .9425         5.00%
$50,000 to $99,999                           4.75%               4.99%           .9525         4.00%
$100,000 to $249,999                         3.95%               4.11%           .9605         3.25%
$250,000 to $499,999                         2.75%               2.83%           .9725         2.25%
$500,000 to $999,999                         1.95%               1.99%           .9805         1.75%
$1,000,000 and over                        No Sales
                                            Charge                              1.0000            +

+ See "Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge."

Note: The above percentages may vary for particular investors due to rounding.

[SIDENOTE]

PLEASE INFORM THE FUNDS OR YOUR FINANCIAL INTERMEDIARY AT THE TIME OF YOUR PURCHASE OF FUND SHARES IF YOU BELIEVE YOU QUALIFY FOR A REDUCED FRONT-END SALES CHARGE.

     REDUCING YOUR CLASS A SHARE FRONT-END SALES CHARGES. As indicated in the above chart, you may purchase Class A shares at a discount if you qualify under the circumstances outlined below. To receive a reduced front-end sales charge, you must let the Fund or your Financial Intermediary know at the time of your purchase of Fund shares that you believe you qualify for a discount. If you or a related party have holdings of ELIGIBLE FUNDS in other accounts with your Financial Intermediary or with other Financial Intermediaries that may be combined with your current purchases in determining the sales charge as described below, you must let the Fund or your Financial Intermediary know. You may be asked to provide supporting account statements or other information to allow us or your Financial Intermediary to verify your eligibility for a discount. If you or your Financial Intermediary do not notify the Fund or provide the requested information, you may not receive the reduced sales charge for which you otherwise qualify. Class A shares may be purchased at a discount if you qualify under either of the following conditions:


     - RIGHTS OF ACCUMULATION - A Purchaser may combine the value at the current public offering price of Class A, B, C, and P shares of any Eligible Fund already owned with a new purchase of Class A shares of any Eligible Fund in order to reduce the sales charge on the new purchase.

     - LETTER OF INTENTION - A Purchaser may combine purchases of Class A, B, C, and P shares of any Eligible Fund the Purchaser intends to make over a 13-month period in determining the applicable sales charge. Current holdings under Rights of Accumulation may be included in a Letter of Intention. Shares purchased through reinvestment of dividends or distributions are not included. A Letter of Intention may be backdated up to 90 days.

     The term "Purchaser" includes: (1) an individual; (2) an individual, his or her spouse, and children under the age of 21; (3) a Retirement and Benefit Plan including a 401(k) plan, profit-sharing plan, money purchase plan,

[SIDENOTE]

ELIGIBLE FUND. An "Eligible Fund" is any Lord Abbett-sponsored fund except for
(1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such fund is not offered for sale; (2) Lord Abbett Series Fund, Inc.; (3) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett-sponsored funds); and (4) any other fund the shares of which are not available to the investor at the time of the transaction due to a limitation on the offering of the fund's shares. An Eligible Fund also is any Authorized Institution's affiliated money market fund meeting criteria set by Lord Abbett Distributor as to certain omnibus account and other criteria.

     defined benefit plan, SIMPLE IRA plan, SEP IRA plan, and 457(b) plan sponsored by a governmental entity, non-profit organization, school district or church to which employer contributions are made; or (4) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account. An individual may include under item (1) his or her holdings in Eligible Funds as described above in Individual Retirement Accounts ("IRAs"), as a sole participant of a Retirement and Benefit Plan sponsored by the individual's business, and as a participant in a 403(b) plan to which only pre-tax salary deferrals are made. An individual and his or her spouse may include under item (2) their holdings in IRAs, and as the sole participants in Retirement and Benefit Plans sponsored by a business owned by either or both of them. A Retirement and Benefit Plan under item
     (3) includes all qualified Retirement and Benefit Plans of a single employer and its consolidated subsidiaries, and all qualified Retirement and Benefit Plans of multiple employers registered in the name of a single bank trustee. A Purchaser may include holdings of Class A, B, C, and P shares of Eligible Funds as described above in accounts with Financial Intermediaries for purposes of calculating the front-end sales charges.

     FOR MORE INFORMATION ON ELIGIBILITY FOR THESE PRIVILEGES, READ THE APPLICABLE SECTIONS IN THE APPLICATION AND THE STATEMENT OF ADDITIONAL INFORMATION. THIS INFORMATION ALSO IS AVAILABLE UNDER "LORD ABBETT FUNDS" AT www.LordAbbett.com. OR BY CALLING LORD ABBETT AT 800-821-5129 (AT NO CHARGE).

     CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Class A shares may be purchased without a front-end sales charge under any of the following conditions:

     -  purchases of $1 million or more, *


     - purchases by Retirement and Benefit Plans with at least 100 eligible employees, *


     - purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such purchases, *

     - purchases made with dividends and distributions on Class A shares of another Eligible Fund,

     - purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for Class A shares,

     - purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,

     - purchases made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services (including so-called "mutual fund wrap account programs"), provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such purchases,

     - purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,

     - purchases by each Lord Abbett-sponsored fund's Directors or Trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers), or

     - purchases through a broker-dealer for clients that participate in an arrangement with the broker-dealer under which the client pays the broker-dealer a fee based on the total asset value of the client's account for all or a specified number of securities transactions, including purchases of mutual fund shares, in the account during a certain period.


     SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR A LISTING OF OTHER CATEGORIES OF PURCHASES THAT QUALIFY FOR CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE.

     * THESE CATEGORIES MAY BE SUBJECT TO A CDSC.

     DEALER CONCESSIONS ON CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Except as otherwise set forth in the following paragraphs, Lord Abbett Distributor may pay Dealers distribution-related compensation (i.e., concessions) according to the Schedule set forth below under the following circumstances:

     -  purchases of $1 million or more,

     - purchases by Retirement and Benefit Plans with at least 100 eligible employees, or

     - purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans in connection with multiple fund family recordkeeping platforms and have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases ("Alliance Arrangements").

     Dealers receive concessions described below on purchases made within a 12-month period beginning with the first NAV purchase of Class A shares for the account. The concession rate resets on each anniversary date of the initial NAV purchase, provided that the account continues to qualify for treatment at NAV. Current holdings of Class B, C, and P shares will be included for purposes of calculating the breakpoints in the Schedule below and the amount of the concessions payable with respect to the Class A shares investment. Concessions may not be paid with respect to Alliance Arrangements unless Lord Abbett Distributor can monitor the applicability of the CDSC. In addition, if a Financial Intermediary decides to waive receipt of the concession, any CDSC that might otherwise have applied to any such purchase will be waived.

     Financial Intermediaries should contact Lord Abbett Distributor for more complete information on the commission structure.

================================================================================
DEALER CONCESSION SCHEDULE - CLASS A SHARES
(FOR CERTAIN PURCHASES WITHOUT A FRONT-END SALES CHARGE)
--------------------------------------------------------------------------------

The dealer concession received is based on the amount of the Class A share investment as follows:

                                    FRONT-END
CLASS A INVESTMENTS                 SALES CHARGE*       DEALER'S CONCESSION
---------------------------------------------------------------------------
First $5 million                    None                1.00%
Next $5 million above that          None                0.55%
Next $40 million above that         None                0.50%
Over $50 million                    None                0.25%


* Class A shares purchased without a sales charge will be subject to a 1% CDSC if they are redeemed on or before the 12th month (24th month if shares were purchased prior to November 1, 2004) after the month in which the shares were initially purchased. For Alliance Arrangements involving Financial Intermediaries offering multiple fund families to Retirement or Benefit Plans, the CDSC normally will be collected only when a Plan effects a complete redemption of all or substantially all shares of all Lord Abbett-sponsored funds in which the Plan is invested.


================================================================================
CONTINGENT DEFERRED SALES CHARGE (CDSC)
--------------------------------------------------------------------------------

A CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are redeemed, whichever is lower. In addition, repayment of loans under Retirement and Benefit Plans will constitute new sales for purposes of assessing the CDSC.

To minimize the amount of any CDSC, the Fund redeems shares in the following order:

  1. shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)

  2. shares held for six years or more (Class B), or one year or more after the month of purchase (two years or more after the month of purchase if shares were purchased prior to November 1, 2004) (Class A), or one year or more (Class C)

  3. shares held the longest before the sixth anniversary of their purchase (Class B), or before the first anniversary after the month of their purchase (second anniversary after the month of their purchase if shares were purchased prior to November 1, 2004) (Class A) or before the first anniversary of their purchase (Class C)

     CLASS A SHARE CDSC. If you buy Class A shares of a Fund under one of the starred (*) categories listed above or if you acquire Class A shares in exchange for Class A shares of another Lord Abbett-sponsored fund subject to a CDSC and you redeem any of the Class A shares on or before the

     12th month (24th month if shares were purchased prior to November 1, 2004) after the month in which you initially purchased those shares, a CDSC of 1% normally will be collected.

     The Class A share CDSC generally will not be assessed under the following circumstances:


     - benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service, or any excess distribution under Retirement and Benefit Plans (documentation may be required)


     - redemptions by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Funds and/or Lord Abbett Distributor, provided the Plan has not redeemed all, or substantially all, of its assets from the Lord Abbett-sponsored funds

     - redemptions by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor that include the waiver of CDSCs and that were initially entered into prior to December 2002

     - ELIGIBLE MANDATORY DISTRIBUTIONS under 403(b) Plans and individual retirement accounts

     CLASS B SHARE CDSC. The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC will be remitted to Lord Abbett Distributor. The CDSC

[SIDENOTE]

BENEFIT PAYMENT DOCUMENTATION. (Class A CDSC only) Requests for benefit payments of $50,000 or more must be in writing. Use the address indicated under "Opening your Account."

ELIGIBLE MANDATORY DISTRIBUTIONS. If Class A or B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a mandatory distribution that bears the same relation to the entire mandatory distribution as the Class A or B share investment bears to the total investment.

     declines the longer you own your shares, according to the following schedule:

================================================================================
CONTINGENT DEFERRED SALES CHARGES - CLASS B SHARES
--------------------------------------------------------------------------------

ANNIVERSARY(1) OF                                       CONTINGENT DEFERRED SALES
THE DAY ON WHICH                                        CHARGE ON REDEMPTION
THE PURCHASE ORDER                                      (AS % OF AMOUNT SUBJECT
WAS ACCEPTED                                            TO CHARGE)
On                                   Before
                                     1st                       5.0%
1st                                  2nd                       4.0%
2nd                                  3rd                       3.0%
3rd                                  4th                       3.0%
4th                                  5th                       2.0%
5th                                  6th                       1.0%
on or after the 6th(2)                                        None

(1) The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversary for shares purchased on May 1 will be May 1 of each succeeding year.

(2) Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.

     The Class B share CDSC generally will not be assessed under the following circumstances:


     - benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service, or any excess contribution or distribution under Retirement and Benefit Plans (documentation may be required)


     - Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts

     -  death of the shareholder

     - redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year)

     SEE "SYSTEMATIC WITHDRAWAL PLAN" UNDER "SERVICES FOR FUND INVESTORS" FOR MORE INFORMATION ON CDSCS WITH RESPECT TO CLASS B SHARES.

     CLASS C SHARE CDSC. The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of their purchase. The CDSC will be remitted to Lord Abbett Distributor.

     CLASS P SHARES. Class P shares have lower annual expenses than Class B and Class C shares, no front-end sales charge, and no CDSC. Class P shares are currently sold and redeemed at NAV in connection with (a) orders made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such orders; (b) orders for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such orders; and (c) orders made by or on behalf of a Financial Intermediary for clients participating in an IRA Rollover program sponsored by the Financial Intermediary that operates the program in an omnibus recordkeeping environment and has entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such orders.

     REINVESTMENT PRIVILEGE. If you redeem shares of a Fund, you have a one-time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you redeemed your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

SALES COMPENSATION

     As part of its plan for distributing shares, each Fund and Lord Abbett Distributor pay sales and service compensation to AUTHORIZED INSTITUTIONS that sell the Fund's shares and service its shareholder accounts.

     As shown in the table "Fees and Expenses," sales compensation originates from sales charges, which are paid directly by shareholders, and 12b-1 distribution fees, which are paid by the Funds. Service compensation

[SIDENOTE]

AUTHORIZED INSTITUTIONS are institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 Plan. Lord Abbett Distributor is an Authorized Institution.

     originates from 12b-1 service fees. Because 12b-1 fees are paid on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees are accrued daily at annual rates based upon average daily net assets as follows:

FEE                               CLASS A      CLASS B     CLASS C      CLASS P
-------------------------------------------------------------------------------
Service                               .25%         .25%        .25%         .20%
Distribution                          .10%*        .75%        .75%         .25%

* Until October 1, 2004 the Fund also paid a one-time distribution fee of up to 1% on certain qualifying purchases, which is generally amortized over a two-year period. Effective October 1, 2004, the Distributor commenced payment of such one-time distribution fee. See "Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge."

     The Rule 12b-1 plans for Class A and Class P shares provide that the maximum payments that may be authorized by the Board are .50% and .75%, respectively. We may not pay compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation. In such cases, we will not require payment of any otherwise applicable CDSC.

     SALES ACTIVITIES. We may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity that is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to a Fund's Class A and Class C shares for activities that are primarily intended to result in the sale of such Class A and Class C shares, respectively. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, additional concessions to Authorized Institutions, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

[SIDENOTE]

12b-1 FEES ARE PAYABLE REGARDLESS OF EXPENSES. The amounts payable by a Fund need not be directly related to expenses. If Lord Abbett Distributor's actual expenses exceed the fee payable to it, a Fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the full amount of the fee.

     SERVICE ACTIVITIES. We may pay 12b-1 service fees to Authorized Institutions for any activity that is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

     REVENUE SHARING AND OTHER PAYMENTS TO DEALERS AND FINANCIAL INTERMEDIARIES. In addition to the various sales commissions and 12b-1 fees described above, Lord Abbett, Lord Abbett Distributor and the Funds may make other payments to dealers and other firms authorized to accept orders for Fund shares (collectively, "Dealers").


     Lord Abbett or Lord Abbett Distributor makes payments to Dealers in its sole discretion, at its own expense and without cost to the Funds or the Funds' shareholders. The payments may be for:


     -  marketing and/or distribution support for Dealers;

     - the Dealers' and their investment professionals' shareholder servicing efforts;


     - training and education activities for the Dealers, their investment professionals and/or their clients or potential clients;

     - certain information regarding Dealers and their investment professionals;

     - sponsoring or otherwise bearing, in part or in whole, the costs for other meetings of Dealers' investment professionals and/or their clients or potential clients;

     - the purchase of products or services from the Dealers, such as investment research, software tools or data for investment analysis purposes; and/or

     - certain Dealers' costs associated with orders relating to Fund shares ("ticket charges").

     Some of these payments may be referred to as revenue sharing payments. Most of these payments are intended to reimburse Dealers directly or indirectly for the costs that they or their investment professionals incur in connection with educational seminars and training efforts about the Lord Abbett Funds to enable the Dealers and their investment professionals to make recommendations and provide services that are suitable and useful in meeting shareholder needs, as well as to maintain the necessary infrastructure to make the Lord Abbett Funds available to shareholders. The costs and expenses related to these efforts may include travel, lodging, entertainment and meals, among other things. In addition, Lord Abbett Distributor may, for specified periods of time, decide to forgo the portion of any front-end sales charges to which it normally is entitled and allow Dealers to retain the full sales charge for sales of Fund shares. In some instances, these temporary arrangements will be offered only to certain Dealers expected to sell significant amounts of Fund shares.

     Lord Abbett or Lord Abbett Distributor, in its sole discretion, determines the amounts of payments to Dealers, with the exception of purchases of products or services and certain expense reimbursements. Lord Abbett and Lord Abbett Distributor consider many factors in determining the basis or amount of any additional payments to Dealers. The factors include the Dealer's sales, assets and redemption rates relating to Lord Abbett Funds, penetration of Lord Abbett Fund sales among investment professionals within the Dealer, and the potential to expand Lord Abbett's relationship with the Dealer. Lord Abbett and Lord Abbett Distributor also may take into account other business relationships Lord Abbett has with a Dealer, including other Lord Abbett financial products or advisory services sold by or provided to a Dealer or one or more of its affiliates. Based on its analysis of these factors, Lord Abbett groups Dealers into tiers, each of which is associated with a particular maximum amount of revenue sharing payments expressed as a percentage of assets of the Lord Abbett Funds attributable to that particular Dealer. The payments presently range from 0.02% to 0.1% of Lord Abbett Fund assets attributable to the Dealer and/or its investment professionals. The maximum payment limitations may not be inclusive of payments for certain items, such as training and education activities, other meetings, and the purchase of certain products and services from the Dealers. The Dealers within a particular tier may receive different amounts of revenue sharing or may not receive any. Lord Abbett or Lord Abbett Distributor may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any given Fund. In addition, Lord Abbett's formula for calculating revenue sharing payments may be different from the formulas that the Dealers use. Please refer to the Fund's Statement of Additional Information for additional information relating to revenue sharing payments.

     Neither Lord Abbett nor Lord Abbett Distributor makes payments directly to a Dealer's investment professionals, but rather they are made solely to the Dealer itself (with the exception of expense reimbursements related to the attendance of a Dealer's investment professionals at training and education meetings and at other meetings involving the Lord Abbett Funds). The Dealers receiving additional payments include those that may recommend that their clients consider or select the Fund or other Lord Abbett Funds for investment purposes, including those that may include one or more of the Lord Abbett Funds on a "preferred" or "recommended" list of mutual funds. In some circumstances, the payments may create an incentive for a Dealer or its investment professionals to recommend or sell shares of Lord Abbett Funds to a client over shares of other funds. For more specific information about any additional payments, including revenue sharing, made to your Dealer, please contact your investment professional.

     A Fund's portfolio transactions are not used as a form of sales-related compensation to Dealers that sell shares of the Lord Abbett Funds. Lord Abbett places the Fund's portfolio transactions with broker-dealer firms based on the firm's ability to provide the best net results from the transaction to the Fund. To the extent that Lord Abbett determines that a Dealer can provide the Fund with the best net results, Lord Abbett may place the Fund's portfolio transactions with the Dealer even though it sells or has sold shares of the Fund. In no event, however, does or will Lord Abbett give any consideration to a Dealer's sales in deciding which Dealer to choose to execute the Fund's portfolio transactions. Lord Abbett maintains policies and procedures designed to ensure that it places portfolio transactions based on the Fund's receipt of the best net results only. These policies and procedures also permit Lord Abbett to give consideration to proprietary investment research a Dealer may provide to Lord Abbett.

     In addition to the payments from Lord Abbett or Lord Abbett Distributor described above, from time to time, the Lord Abbett Funds may enter into arrangements with and pay fees to Financial Intermediaries that provide recordkeeping services to certain groups of investors in the Lord Abbett Funds, including participants in Retirement and Benefit Plans, investors in mutual fund advisory programs, investors in variable insurance products and clients of Financial Intermediaries that operate in an omnibus environment (collectively, "Investors"). The recordkeeping services typically include:
     (a) establishing and maintaining Investor accounts and records; (b) recording Investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to Investors; (e) furnishing proxy materials, periodic Lord Abbett Fund reports, prospectuses and other communications to Investors as required; (f) transmitting Investor transaction information; and (g) providing information in order to assist the Lord Abbett Funds in their compliance with state securities laws. The fees the Lord Abbett Funds pay: (1) are designed to be equal to or less than the fees the Funds would pay to their transfer agent for similar services; and (2) do not relate to distribution services. The Lord Abbett Funds understand that, in accordance with guidance from the U.S. Department of Labor, Retirement and Benefit Plans, sponsors of qualified retirement plans and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the Retirement and Benefit Plans or the Investors. This may take the form of recordkeepers passing the fees through to their clients or reducing the clients' charges by the amount of fees the recordkeeper receives from mutual funds.

     The Lord Abbett Funds may also pay fees to broker-dealers for networking services. Networking services may include but are not limited to:

     -  establishing and maintaining individual accounts and records;

     -  providing client account statements; and

     -  providing 1099 forms and other tax statements.

     The networking fees that the Lord Abbett Funds pay to broker-dealers normally result in reduced fees to the transfer agent, which would otherwise provide these services.


OPENING YOUR ACCOUNT

     IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT REQUIRED BY THE USA PATRIOT ACT. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions including each Fund to obtain, verify, and record information that identifies each person who opens an account. What this means for you - when you open an account, we will ask for your name, address, date of birth, Social Security Number or similar number, and other information that will allow us to identify you. We will ask for similar information in the case of persons who will be signing on behalf of a legal entity that will own the account. We also may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your Application. Your monies will not be invested until we have all required information. You also should know that we may verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, each Fund reserves the right to reject purchase orders accompanied by cash, cashier's checks, money orders, bank drafts, traveler's checks, and third party or double-endorsed checks, among others.

     MINIMUM INITIAL INVESTMENT

     -    Regular Account                                       $   1,000
     -    Individual Retirement Accounts and
          403(b) Plans under the Internal Revenue Code          $     250
     -    Uniform Gift to Minor Account                         $     250
     -    Invest-A-Matic                                        $     250

     No minimum investment is required for certain Retirement and Benefit Plans and certain purchases through Financial Intermediaries that charge their clients a fee for services that include investment advisory or management services.


     You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor, or you can fill out the Application and send it to the Fund at the address stated below. You should note that your purchases and other transactions may be subject to review and verification on an ongoing basis. Please carefully read the paragraph below entitled "Proper Form" before placing your order to ensure that your order will be accepted.


     [NAME OF FUND]
     P.O. Box 219336
     Kansas City, MO 64121

     PROPER FORM. An order submitted directly to a Fund must contain: (1) a completed application with all applicable requested information, and (2) payment by check. When purchases are made by check, redemption proceeds will not be paid until the Fund or transfer agent is advised that the check has cleared, which may take up to 15 calendar days. For more information, please call the Funds at 800-821-5129.

     BY EXCHANGE. Please call the Funds at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.

REDEMPTIONS


     Redemptions of each Fund's shares are executed at the NAV next determined after a Fund receives your order in proper form. In the case of redemptions involving Retirement and Benefit Plans, you may be required to provide a Fund with one or more completed forms before your order will be executed. For more information, please call 800-821-5129. To determine if a CDSC applies to a redemption, see "Class A Share CDSC," "Class B Share CDSC," or "Class C Share CDSC."


     BY BROKER. Call your investment professional for instructions on how to redeem your shares.

     BY TELEPHONE. To obtain the proceeds of a redemption of less than $50,000 from your account, you or your representative should call the Funds at 800-821-5129.

     BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to redeem and include all necessary signatures.

     Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

     If the signer has any legal capacity (i.e., the authority of an individual to act on behalf of an entity or other person(s)), the signature and capacity must be guaranteed by an ELIGIBLE GUARANTOR. Certain other legal documentation may be required. For more information regarding proper documentation, please call 800-821-5129.

[SIDENOTE]

SMALL ACCOUNTS. The Board may authorize closing any account in which there are fewer than 25 shares if it is in a Fund's best interest to do so.

ELIGIBLE GUARANTOR is any broker or bank that is usually a member of the medallion stamp program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.

     A GUARANTEED SIGNATURE is designed to protect you from fraud by verifying your signature. We require a Guaranteed Signature by an Eligible Guarantor on requests for:

     - a redemption check for which you have the legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate or on behalf of a corporation),

     - a redemption check payable to anyone other than the shareholder(s) of record,

     - a redemption check to be mailed to an address other than the address of record,

     - a redemption check payable to a bank other than the bank we have on file, or

     -  a redemption for $50,000 or more.

     REDEMPTIONS IN KIND. Each Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that a Fund would do so except in unusual circumstances. If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

DISTRIBUTIONS AND TAXES


     The All Value Fund expects to pay you dividends from its net investment income semi-annually, and the International Opportunities Fund and the Alpha Strategy Fund expect to pay such dividends annually. Each Fund expects to distribute any of its net capital gains annually as "capital gains distributions."


     Distributions will be reinvested in Fund shares unless you instruct a Fund to pay them to you in cash. For distributions payable on accounts other than those held in the name of your dealer, if you instruct a Fund to pay your distributions in cash, and the Post Office is unable to deliver one or more of your checks or one or more of your checks remains uncashed for a certain period, each Fund reserves the right to reinvest your checks in your account at the NAV on the day of the reinvestment following such period. In addition, each Fund reserves the right to

[SIDENOTE]

GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

-  In the case of an estate -

   Robert A. Doe
   Executor of the Estate of
   John W. Doe

   [Date]

[SEAL]

-  In the case of a corporation -
   ABC Corporation

   Mary B. Doe

   By Mary B. Doe, President

   [Date]

[SEAL]
     reinvest all subsequent distributions in additional Fund shares in your account. No interest will accrue on checks while they remain uncashed before they are reinvested or on amounts represented by uncashed redemption checks. There are no sales charges on reinvestments.

     A Fund's distributions are taxable to you in the year they are considered received for tax purposes. Distributions of investment income and short-term capital gains are taxable to you as ordinary income; however, certain qualified dividends that a Fund receives and distributes to you may be subject to a reduced tax rate if you meet holding period and certain other requirements. Distributions of net long-term capital gains are taxable to you as long-term capital gains. This tax treatment of distributions of net long-term capital gains applies regardless of how long you have owned Fund shares or whether distributions are reinvested or paid in cash.

     Except in tax-advantaged accounts, any sale, redemption, or exchange of Fund shares may be taxable to you.

     If you buy shares when a Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

     Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by a Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of such distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

SERVICES FOR FUND INVESTORS

     AUTOMATIC SERVICES


     Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out the Application or by calling 800-821-5129.

FOR INVESTING

INVEST-A-MATIC          You can make fixed, periodic investments ($250 initial
(Dollar-cost            and $50 subsequent minimum) into your Fund account by
averaging)              means of automatic money transfers from your bank
                        checking account. See the Application for instructions.

DIV-MOVE You may automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($50 minimum).

For selling shares

SYSTEMATIC              You can make regular withdrawals from most Lord
WITHDRAWAL              Abbett-sponsored funds. Automatic cash withdrawals will
PLAN ("SWP")            be paid to you from your account in fixed or variable
                        amounts. To establish a SWP, the value of your shares
                        for Class A or Class C must be at least $10,000, and
                        for Class B the value of your shares must be at least
                        $25,000, except in the case of a SWP established for
                        Retirement and Benefit Plans, for which there is no
                        minimum. Your shares must be in non-certificate form.

CLASS B SHARES          The CDSC will be waived on redemptions of up to 12% of
                        the current net asset value of your account at the time
                        of your SWP request. For Class B share SWP redemptions
                        over 12% per year, the CDSC will apply to the entire
                        redemption. Please contact the Fund for assistance in
                        minimizing the CDSC in this situation.

CLASS B AND             Redemption proceeds due to a SWP for Class B and Class C
CLASS C SHARES          shares will be redeemed in the order described under
                        "CDSC" under "Purchases."

     OTHER SERVICES

     TELEPHONE INVESTING. After we have received the Application (selecting "yes" under Section 8C and completing Section 7), you may instruct us by phone to have money transferred from your bank account to purchase shares of the Funds for an existing account. Each Fund will purchase the requested shares when it receives the money from your bank.

     EXCHANGES. You or your investment professional may instruct the Funds to exchange shares of any class for shares of the same class of any Eligible Fund. Instructions may be provided in writing or by telephone, with proper identification, by calling 800-821-5129. The Funds must receive instructions for the exchange before the close of the NYSE on the day of your call, in which case you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes and may create a taxable situation for you (see "Distributions and Taxes" section). Be sure to read the current prospectus for any fund into which you are exchanging.

     ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.


     HOUSEHOLDING. We have adopted a policy that allows us to send only one copy of a Fund's prospectus, proxy material, Annual Report and Semiannual Report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call us at 800-821-5129 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.


     ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Funds at 800-821-5129.

     SYSTEMATIC EXCHANGE. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.

[SIDENOTE]

TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The Funds will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.

EXCHANGE LIMITATIONS. As described under "Your Investment - Purchases," we reserve the right to modify, restrict, or reject any exchange request if a Fund or Lord Abbett Distributor determines it is in the best interest of the Fund and its shareholders. Each Fund also may revoke the privilege for all shareholders upon 60 days' written notice.

                                                                  ALL VALUE FUND

                              FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2005 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.



                                                                        CLASS A SHARES
                                            ----------------------------------------------------------------------
                                                                       YEAR ENDED 10/31
PER SHARE OPERATING PERFORMANCE                2005           2004           2003            2002          2001
NET ASSET VALUE, BEGINNING OF YEAR          $    11.18     $     9.93     $     8.22     $     9.83     $    11.53
INVESTMENT OPERATIONS:
  Net investment income(a)                         .07            .06            .02            .01            .04
  Net realized and unrealized gain (loss)         1.06           1.30           1.87           (.67)          (.83)
TOTAL FROM INVESTMENT OPERATIONS                  1.13           1.36           1.89           (.66)          (.79)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                           (.07)          (.01)            --           (.02)          (.03)
  Net realized gain                               (.11)          (.10)          (.18)          (.93)          (.88)
TOTAL DISTRIBUTIONS                               (.18)          (.11)          (.18)          (.95)          (.91)
NET ASSET VALUE, END OF YEAR                $    12.13     $    11.18     $     9.93     $     8.22     $     9.83
TOTAL RETURN(b)                                  10.19%         13.80%         23.46%         (7.95)%        (7.26)%
RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense reductions          1.17%          1.24%          1.38%          1.42%          1.42%
  Expenses, excluding expense reductions          1.17%          1.24%          1.38%          1.42%          1.43%
  Net investment income                            .62%           .53%           .25%           .13%           .40%

                                                                       YEAR ENDED 10/31
                                            ----------------------------------------------------------------------
SUPPLEMENTAL DATA:                             2005           2004           2003           2002           2001
NET ASSETS, END OF YEAR (000)               $1,771,120     $1,268,285     $  452,098     $  189,698     $  166,406
PORTFOLIO TURNOVER RATE                          52.24%         21.92%         36.39%         79.39%        103.11%

                                                                  ALL VALUE FUND

                                                                         CLASS B SHARES
                                            ----------------------------------------------------------------------
                                                                        YEAR ENDED 10/31
PER SHARE OPERATING PERFORMANCE                2005            2004          2003           2002           2001
NET ASSET VALUE, BEGINNING OF YEAR          $    10.84     $     9.69     $     8.07     $     9.70     $    11.42
INVESTMENT OPERATIONS:
  Net investment income (loss)(a)                   --(e)        (.01)          (.03)          (.04)          (.03)
  Net realized and unrealized gain (loss)         1.02           1.26           1.83           (.66)          (.81)
TOTAL FROM INVESTMENT OPERATIONS                  1.02           1.25           1.80           (.70)          (.84)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                           (.01)            --             --             --             --(e)
  Net realized gain                               (.11)          (.10)          (.18)          (.93)          (.88)
TOTAL DISTRIBUTIONS                               (.12)          (.10)          (.18)          (.93)          (.88)
NET ASSET VALUE, END OF YEAR                $    11.74     $    10.84     $     9.69     $     8.07     $     9.70
TOTAL RETURN(b)                                   9.52%         12.98%         22.77%         (8.51)%        (7.86)%
RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense reductions          1.81%          1.87%          2.00%          2.03%          2.03%
  Expenses, excluding expense reductions          1.81%          1.87%          2.00%          2.03%          2.04%
  Net investment loss                             (.01)%         (.10)%         (.37)%         (.48)%         (.27)%

                                                                        YEAR ENDED 10/31
                                            ----------------------------------------------------------------------
SUPPLEMENTAL DATA:                             2005           2004            2003          2002           2001
NET ASSETS, END OF YEAR (000)               $  240,977     $  185,775     $  100,272     $   47,423     $   39,188
PORTFOLIO TURNOVER RATE                          52.24%         21.92%         36.39%         79.39%        103.11%

                                                                  ALL VALUE FUND

                                                                         CLASS C SHARES
                                            ----------------------------------------------------------------------
                                                                        YEAR ENDED 10/31
PER SHARE OPERATING PERFORMANCE                2005            2004          2003           2002           2001
NET ASSET VALUE, BEGINNING OF YEAR          $    10.81     $     9.66     $     8.05     $     9.67     $    11.38
INVESTMENT OPERATIONS:
  Net investment income (loss)(a)                   --(e)        (.01)          (.03)          (.03)          (.01)
  Net realized and unrealized gain (loss)         1.02           1.26           1.82           (.66)          (.82)
TOTAL FROM INVESTMENT OPERATIONS                  1.02           1.25           1.79           (.69)          (.83)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                           (.01)            --             --             --             --(e)
  Net realized gain                               (.11)          (.10)          (.18)          (.93)          (.88)
TOTAL DISTRIBUTIONS                               (.12)          (.10)          (.18)          (.93)          (.88)
NET ASSET VALUE, END OF YEAR                $    11.71     $    10.81     $     9.66     $     8.05     $     9.67
TOTAL RETURN(b)                                   9.56%         13.02%         22.70%         (8.42)%        (7.70)%
RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense reductions          1.81%          1.87%          2.00%          1.89%          1.98%
  Expenses, excluding expense reductions          1.81%          1.87%          2.00%          1.89%          1.99%
  Net investment loss                             (.01)%         (.10)%         (.37)%         (.34)%         (.14)%

                                                                        YEAR ENDED 10/31
                                            ----------------------------------------------------------------------
SUPPLEMENTAL DATA:                             2005           2004            2003          2002           2001
NET ASSETS, END OF YEAR (000)               $  513,752     $  389,161     $  200,025     $  112,052     $  112,299
PORTFOLIO TURNOVER RATE                          52.24%         21.92%         36.39%         79.39%        103.11%

                                                                  ALL VALUE FUND


FINANCIAL HIGHLIGHTS (concluded)



                                                                        CLASS P SHARES
                                            -----------------------------------------------------------------------
                                                               YEAR ENDED 10/31                        8/15/2001(c)
                                            -------------------------------------------------------         to
PER SHARE OPERATING PERFORMANCE                2005           2004           2003           2002        10/31/2001
NET ASSET VALUE, BEGINNING OF PERIOD        $    11.12     $     9.88     $     8.19     $     9.83    $     10.85
INVESTMENT OPERATIONS:
  Net investment income(a)                         .06            .05            .01             --(e)          --(e)
  Net realized and unrealized gain (loss)         1.05           1.30           1.86           (.66)         (1.02)
TOTAL FROM INVESTMENT OPERATIONS                  1.11           1.35           1.87           (.66)         (1.02)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                           (.07)          (.01)            --           (.05)            --
  Net realized gain                               (.11)          (.10)          (.18)          (.93)            --
TOTAL DISTRIBUTIONS                               (.18)          (.11)          (.18)          (.98)            --
NET ASSET VALUE, END OF PERIOD              $    12.05     $    11.12     $     9.88     $     8.19    $      9.83
TOTAL RETURN(b)                                  10.09%         13.71%         23.30%         (8.04)%        (9.40)%(d)
RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense reductions          1.26%          1.32%+         1.45%          1.48%           .31%(d)
  Expenses, excluding expense reductions          1.26%          1.32%+         1.45%          1.48%           .31%(d)
  Net investment income (loss)                     .47%           .45%+          .18%           .07%          (.01)%(d)

                                                               YEAR ENDED 10/31                        8/15/2001(c)
                                            -------------------------------------------------------         to
SUPPLEMENTAL DATA:                             2005           2004           2003           2002        10/31/2001
NET ASSETS, END OF PERIOD (000)             $   13,279     $    4,895     $    1,280     $      368     $        1
PORTFOLIO TURNOVER RATE                          52.24%         21.92%         36.39%         79.39%        103.11%



+    The ratios have been determined on a Fund basis.
(a)  Calculated using average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)  Commencement of offering of class shares.
(d)  Not annualized.
(e)  Amount represents less than $.01.

                                                INTERNATIONAL OPPORTUNITIES FUND


FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal years indicated. "Total Return" shows how much your investment in the Fund would have increased (decreased) during each year, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2005 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.



                                                                        CLASS A SHARES
                                            ----------------------------------------------------------------------
                                                                       YEAR ENDED 10/31
PER SHARE OPERATING PERFORMANCE                2005           2004           2003           2002           2001
NET ASSET VALUE, BEGINNING OF YEAR          $     9.61     $     8.41     $     6.29     $     7.78     $    14.48
INVESTMENT OPERATIONS:
  Net investment income (loss)(a)                 (.01)           .02            .08            .03           (.06)
  Net realized and unrealized gain (loss)         2.37           1.33           2.09          (1.52)         (6.56)
TOTAL FROM INVESTMENT OPERATIONS                  2.36           1.35           2.17          (1.49)         (6.62)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                             --           (.15)          (.05)            --             --
  Net realized gain                                 --             --             --             --           (.08)
TOTAL DISTRIBUTIONS                                 --           (.15)          (.05)            --           (.08)
NET ASSET VALUE, END OF YEAR                $    11.97     $     9.61     $     8.41     $     6.29     $     7.78
TOTAL RETURN(b)                                  24.56%         16.31%         35.07%        (19.16)%       (45.92)%
RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense reductions          1.74%          1.83%          2.11%          1.89%          2.07%
  Expenses, excluding expense reductions          1.74%          1.83%          2.11%          1.89%          2.08%
  Net investment income (loss)                    (.11)%          .26%          1.11%           .50%          (.55)%

                                                                       YEAR ENDED 10/31
                                            ----------------------------------------------------------------------
SUPPLEMENTAL DATA:                             2005           2004           2003           2002           2001
NET ASSETS, END OF YEAR (000)               $   89,402     $   67,314     $   55,230     $   44,975     $   71,591
PORTFOLIO TURNOVER RATE                          78.65%         75.56%         72.36%         82.38%         65.26%

                                                INTERNATIONAL OPPORTUNITIES FUND

                                                                        CLASS B SHARES
                                            ----------------------------------------------------------------------
                                                                       YEAR ENDED 10/31
PER SHARE OPERATING PERFORMANCE                2005           2004           2003           2002           2001
NET ASSET VALUE, BEGINNING OF YEAR          $     9.37     $     8.20     $     6.13     $     7.65     $    14.31
INVESTMENT OPERATIONS:
  Net investment income (loss)(a)                 (.08)          (.04)           .03           (.02)          (.11)
  Net realized and unrealized gain (loss)         2.30           1.30           2.05          (1.50)         (6.47)
TOTAL FROM INVESTMENT OPERATIONS                  2.22           1.26           2.08          (1.52)         (6.58)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                             --           (.09)          (.01)            --             --
  Net realized gain                                 --             --             --             --           (.08)
TOTAL DISTRIBUTIONS                                 --           (.09)          (.01)            --           (.08)
NET ASSET VALUE, END OF YEAR                $    11.59     $     9.37     $     8.20     $     6.13     $     7.65
TOTAL RETURN(b)                                  23.69%         15.61%         33.89%        (19.87)%       (46.19)%
RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense reductions          2.38%          2.48%          2.73%          2.69%          2.59%
  Expenses, excluding expense reductions          2.39%          2.48%          2.73%          2.69%          2.60%
  Net investment income (loss)                    (.76)%         (.39)%          .49%          (.30)%        (1.07)%

                                                                       YEAR ENDED 10/31
                                            ----------------------------------------------------------------------
SUPPLEMENTAL DATA:                             2005           2004           2003           2002           2001
NET ASSETS, END OF YEAR (000)               $   27,115     $   21,962     $   17,978     $   13,174     $   17,743
PORTFOLIO TURNOVER RATE                          78.65%         75.56%         72.36%         82.38%         65.26%

                                                INTERNATIONAL OPPORTUNITIES FUND

                                                                        CLASS C SHARES
                                            ----------------------------------------------------------------------
                                                                       YEAR ENDED 10/31
PER SHARE OPERATING PERFORMANCE                2005           2004           2003           2002           2001
NET ASSET VALUE, BEGINNING OF YEAR          $     9.32     $     8.19     $     6.12     $     7.61     $    14.30
INVESTMENT OPERATIONS:
  Net investment income (loss)(a)                 (.08)          (.04)           .07             --(c)        (.13)
  Net realized and unrealized gain (loss)         2.30           1.30           2.04          (1.49)         (6.48)
TOTAL FROM INVESTMENT OPERATIONS                  2.22           1.26           2.11          (1.49)         (6.61)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                             --           (.13)          (.04)            --             --
  Net realized gain                                 --             --             --             --           (.08)
TOTAL DISTRIBUTIONS                                 --           (.13)          (.04)            --           (.08)
NET ASSET VALUE, END OF YEAR                $    11.54     $     9.32     $     8.19     $     6.12     $     7.61
TOTAL RETURN(b)                                  23.82%         15.61%         34.67%        (19.58)%       (46.43)%
RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense reductions          2.38%          2.48%          2.73%          2.36%          2.83%
  Expenses, excluding expense reductions          2.39%          2.48%          2.73%          2.36%          2.84%
  Net investment income (loss)                    (.75)%         (.39)%          .99%           .03%         (1.32)%

                                                                       YEAR ENDED 10/31
                                            ----------------------------------------------------------------------
SUPPLEMENTAL DATA:                             2005           2004           2003           2002           2001
NET ASSETS, END OF YEAR (000)               $   17,621     $   12,766     $   10,323     $    7,823     $   11,399
PORTFOLIO TURNOVER RATE                          78.65%         75.56%         72.36%         82.38%         65.26%

                                                INTERNATIONAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (concluded)



                                                                        CLASS P SHARES
                                            ----------------------------------------------------------------------
                                                                       YEAR ENDED 10/31
PER SHARE OPERATING PERFORMANCE                2005           2004           2003           2002           2001
NET ASSET VALUE, BEGINNING OF YEAR          $     9.71     $     8.47     $     6.31     $     7.82     $    14.51
INVESTMENT OPERATIONS:
  Net investment income (loss)(a)                 (.01)           .01            .10            .03           (.06)
  Net realized and unrealized gain (loss)         2.41           1.35           2.10          (1.54)         (6.55)
TOTAL FROM INVESTMENT OPERATIONS                  2.40           1.36           2.20          (1.51)         (6.61)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                             --           (.12)          (.04)            --             --
  Net realized gain                                 --             --             --             --           (.08)
TOTAL DISTRIBUTIONS                                 --           (.12)          (.04)            --           (.08)
NET ASSET VALUE, END OF YEAR                $    12.11     $     9.71     $     8.47     $     6.31     $     7.82
TOTAL RETURN(b)                                  24.72%         16.37%         35.17%        (19.31)%       (45.75)%
RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense reductions          1.69%          1.93%+         2.18%+         2.14%          2.04%
  Expenses, excluding expense reductions          1.69%          1.93%+         2.18%+         2.14%          2.05%
  Net investment income (loss)                    (.06)%          .16%+         1.00%+          .25%          (.55)%

                                                                       YEAR ENDED 10/31
                                            ----------------------------------------------------------------------
SUPPLEMENTAL DATA:                             2005           2004           2003           2002           2001
NET ASSETS, END OF YEAR (000)               $        3     $        1     $        1     $        1     $        1
PORTFOLIO TURNOVER RATE                          78.65%         75.56%         72.36%         82.38%         65.26%



+    The ratios have been determined on a Fund basis.
(a)  Calculated using average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)  Amount is less than $.01.

                                                             ALPHA STRATEGY FUND
                                                (FORMERLY KNOWN AS ALPHA SERIES)


FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal years indicated. "Total Return" shows how much your investment in the Fund would have increased (decreased) during each year, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2005 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.



                                                                        CLASS A SHARES
                                            ----------------------------------------------------------------------
                                                                       YEAR ENDED 10/31
PER SHARE OPERATING PERFORMANCE                2005           2004           2003           2002           2001
NET ASSET VALUE, BEGINNING OF YEAR          $    15.96     $    14.38     $    10.62     $    12.96     $    17.46
INVESTMENT OPERATIONS:
  Net investment income (loss)(b)                 (.01)           .10            .02           (.05)          (.05)
  Net realized and unrealized gain (loss)         3.26           1.48           3.83          (1.70)         (3.82)
TOTAL FROM INVESTMENT OPERATIONS                  3.25           1.58           3.85          (1.75)         (3.87)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                           (.10)            --             --             --           (.30)
  Net realized gain                                 --             --           (.09)          (.59)          (.33)
TOTAL DISTRIBUTIONS                               (.10)            --           (.09)          (.59)          (.63)
NET ASSET VALUE, END OF YEAR                $    19.11     $    15.96     $    14.38     $    10.62     $    12.96
TOTAL RETURN(c)                                  20.46%         10.99%         36.59%        (14.41)%       (22.67)%
RATIOS TO AVERAGE NET ASSETS:*
  Expenses, including expense
    reductions and expenses assumed
    and waived                                     .35%           .36%           .39%           .37%           .36%
  Expenses, excluding expense
    reductions and expenses assumed
    and waived                                     .83%          1.03%          1.45%          1.37%          1.34%
  Net investment income (loss)                    (.08)%          .63%           .13%          (.34)%         (.32)%

                                                                       YEAR ENDED 10/31
                                            ----------------------------------------------------------------------
SUPPLEMENTAL DATA:                             2005           2004           2003           2002           2001
NET ASSETS, END OF YEAR (000)               $   90,641     $   69,957     $   62,383     $   53,121     $   70,785
PORTFOLIO TURNOVER RATE                           6.94%          2.59%          2.47%          1.75%         15.34%

                                                             ALPHA STRATEGY FUND
                                                (FORMERLY KNOWN AS ALPHA SERIES)

FINANCIAL HIGHLIGHTS (continued)



                                                                        CLASS B SHARES
                                            ----------------------------------------------------------------------
                                                                       YEAR ENDED 10/31
PER SHARE OPERATING PERFORMANCE                2005           2004           2003           2002           2001
NET ASSET VALUE, BEGINNING OF YEAR          $    15.46     $    14.02     $    10.43     $    12.81     $    17.27
INVESTMENT OPERATIONS:
  Net investment income (loss)(b)                 (.12)           .01           (.06)          (.12)          (.14)
  Net realized and unrealized gain (loss)         3.17           1.43           3.74          (1.67)         (3.79)
TOTAL FROM INVESTMENT OPERATIONS                  3.05           1.44           3.68          (1.79)         (3.93)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                             --             --             --             --           (.20)
  Net realized gain                                 --             --           (.09)          (.59)          (.33)
TOTAL DISTRIBUTIONS                                 --             --           (.09)          (.59)          (.53)
NET ASSET VALUE, END OF YEAR                $    18.51     $    15.46     $    14.02     $    10.43     $    12.81
TOTAL RETURN(c)                                  19.73%         10.27%         35.62%        (14.91)%       (23.21)%
RATIOS TO AVERAGE NET ASSETS:*
  Expenses, including expense
    reductions and expenses assumed
    and waived                                    1.00%          1.01%          1.04%          1.00%          1.00%
  Expenses, excluding expense
    reductions and expenses assumed
    and waived                                    1.47%          1.68%          2.10%          2.00%          1.98%
  Net investment income (loss)                    (.71)%          .03%          (.52)%         (.97)%         (.96)%

                                                                       YEAR ENDED 10/31
                                            ----------------------------------------------------------------------
SUPPLEMENTAL DATA:                             2005           2004           2003           2002           2001
NET ASSETS, END OF YEAR (000)               $   45,179     $   41,771     $   42,342     $   35,661     $   50,377
PORTFOLIO TURNOVER RATE                           6.94%          2.59%          2.47%          1.75%         15.34%

                                                             ALPHA STRATEGY FUND
                                                (FORMERLY KNOWN AS ALPHA SERIES)

FINANCIAL HIGHLIGHTS (concluded)



                                                                        CLASS C SHARES
                                            ----------------------------------------------------------------------
                                                                       YEAR ENDED 10/31
PER SHARE OPERATING PERFORMANCE                2005           2004           2003           2002           2001
NET ASSET VALUE, BEGINNING OF YEAR          $    15.46     $    14.02     $    10.43     $    12.80     $    17.25
INVESTMENT OPERATIONS:
  Net investment income (loss)(b)                 (.12)           .01           (.06)          (.10)          (.14)
  Net realized and unrealized gain (loss)         3.17           1.43           3.74          (1.68)         (3.78)
TOTAL FROM INVESTMENT OPERATIONS                  3.05           1.44           3.68          (1.78)         (3.92)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                             --             --             --             --           (.20)
  Net realized gain                                 --             --           (.09)          (.59)          (.33)
TOTAL DISTRIBUTIONS                                 --             --           (.09)          (.59)          (.53)
NET ASSET VALUE, END OF YEAR                $    18.51     $    15.46     $    14.02     $    10.43     $    12.80
TOTAL RETURN(c)                                  19.73%         10.27%         35.62%        (14.77)%       (23.25)%
RATIOS TO AVERAGE NET ASSETS:*
  Expenses, including expense
    reductions and expenses assumed
    and waived                                    1.00%          1.01%          1.04%           .89%          1.00%
  Expenses, excluding expense
    reductions and expenses assumed
    and waived                                    1.47%          1.68%          2.10%          1.89%          1.98%
  Net investment income (loss)                    (.71)%          .03%          (.52)%         (.86)%         (.97)%

                                                                       YEAR ENDED 10/31
                                            ----------------------------------------------------------------------
SUPPLEMENTAL DATA:                             2005           2004           2003           2002           2001
NET ASSETS, END OF YEAR (000)               $   29,998     $   27,701     $   28,970     $   24,690     $   35,395
PORTFOLIO TURNOVER RATE                           6.94%          2.59%          2.47%          1.75%         15.34%



* Does not include expenses of the Underlying Funds in which the Fund invests.
(a)  Commencement of offering of class shares.
(b)  Calculated using average shares outstanding during the year.
(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)  Not annualized.
(e)  Amount is less than $.01.
(f)  Amount is less than .01%.

TO OBTAIN INFORMATION:                ADDITIONAL INFORMATION

BY TELEPHONE. For shareholder             More information on each Fund is available free upon
account inquiries call the                request, including the following:
Funds at: 800-821-5129. For
literature requests call the              ANNUAL/SEMIANNUAL REPORT
Funds at: 800-874-3733.
                                          The Funds' Annual and Semiannual Reports contain more
                                          information about each Fund's investments and perfomance.
BY MAIL. Write to each Fund               The Annual Report also includes details about the market
at: The Lord Abbett Family of             conditions and investment strategies that had a
Funds 90 Hudson Street Jersey             significant effect on each Fund's performance during the
City, NJ 07302-3973                       last fiscal year. The Reports are available free of
                                          charge, at www.LordAbbett.com, and through other means, as indicated on the left.
VIA THE INTERNET.
LORD, ABBETT & CO. LLC                    STATEMENTS OF ADDITIONAL INFORMATION ("SAI")
www.LordAbbett.com
                                          Provides more details about the Funds and their policies.
Text only versions of Fund
documents can be viewed online            A current SAI is on file with the Securities and Exchange
or downloaded from the SEC:               Commission ("SEC") and is incorporated by reference (is
www.sec.gov.                              legally considered part of this prospectus). Although the
                                          SAI is not available at www.LordAbbett.com, the SAI is
You can also obtain copies by             available through other means, generally without charge,
visiting the SEC's Public                 as indicated on the left.
Reference Room in Washington,
DC (phone 202-942-8090) or by
sending your request and a
duplicating fee to the SEC's
Public Reference Section,
Washington, DC 20549-0102 or
by sending your request
electronically to
publicinfo@sec.gov.

[LORD ABBETT(R) LOGO]

  Lord Abbett Mutual Fund shares              Lord Abbett Securities Trust
          are distributed by:                    Lord Abbett All Value Fund
   LORD ABBETT DISTRIBUTOR LLC                   Lord Abbett International Opportunities Fund         LST-1
         90 Hudson Street                        Alpha Strategy Fund                                  (3/06)
Jersey City, New Jersey 07302-3973

                                          SEC FILE NUMBERS: 811-7538

[LORD ABBETT LOGO]


                                    MARCH 1,
                                      2006


                                   PROSPECTUS
                                 CLASS Y SHARES

LORD ABBETT
 ALL VALUE FUND
 INTERNATIONAL
   OPPORTUNITIES FUND

 ALPHA STRATEGY FUND



AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


                                                                          PAGE
                         THE FUNDS

    Information about          All Value Fund                               2
  the goal, principal          International Opportunities Fund             8
strategy, main risks,          Alpha Strategy Fund                         14
performance, and fees          Additional Investment Information           22
         and expenses          Management                                  25

                       YOUR INVESTMENT

      Information for          Purchases                                   29
        managing your          Redemptions                                 38
         Fund account          Distributions and Taxes                     39
                               Services For Fund Investors                 41

                     FINANCIAL INFORMATION

 Financial highlights          All Value Fund                              46
                               International Opportunities Fund            47
                               Alpha Strategy Fund                         48

                    ADDITIONAL INFORMATION

    How to learn more          Back Cover
      about the Funds
            and other
    Lord Abbett Funds

                                                                  ALL VALUE FUND

                                    THE FUNDS

GOAL

     The Fund's investment objective is long-term growth of capital and income without excessive fluctuations in market value.

PRINCIPAL STRATEGY


     To pursue this goal, the Fund primarily purchases equity securities of U.S. and MULTINATIONAL COMPANIES that we believe are undervalued in all market capitalization ranges. Under normal circumstances, the Fund will invest at least 50% of its net assets in equity securities of LARGE, SEASONED COMPANIES. A large company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization of companies included in the Russell 1000(R) Value Index, a widely-used benchmark for large-cap stock performance. As of July 1, 2005, the market capitalization range of the Russell 1000(R) Value Index was $890 million to $368.2 billion. This range varies daily. The Fund will invest the remainder of its assets in mid-sized and small company securities. Equity securities may include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.


     In selecting investments, the Fund attempts to invest in securities selling at reasonable prices in relation to our assessment of their potential value. While there is the risk that an investment may never reach what we think is its full value, or may go down in value, our emphasis on large, seasoned company VALUE STOCKS may limit the Fund's downside risk. This is because value stocks are believed to be underpriced, and large, seasoned company stocks tend to be issued by more established companies and less volatile than mid-sized or small-company stocks. Although smaller companies

[SIDENOTE]

WE OR THE FUND OR ALL VALUE FUND refers to the Lord Abbett All Value Fund, a portfolio or series of Lord Abbett Securities Trust (the "Trust").


LARGE COMPANIES are established companies that are considered "known quantities." Large companies often have the resources to weather economic shifts, although they can be slower to innovate than small companies.


ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

MULTINATIONAL COMPANIES are those companies that conduct their business operations and activities in more than one country.

VALUE STOCKS are stocks of companies that we believe the market undervalues according to certain financial measurements of their intrinsic worth or business prospects.

                                                                  ALL VALUE FUND

     may present greater risks than larger companies as outlined below, they also may present higher potential for attractive long-term returns.

     We generally sell a stock when we think it seems less likely to benefit from the current market and economic environment, shows deteriorating fundamentals, or has reached our valuation target.

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value stocks. This means the value of your investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Large value stocks may perform differently than the market as a whole and other types of stocks, such as mid-sized or small-company stocks and growth stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market. Certain investments may never reach what we think is their full value or may go down in value.

     Investments in mid-sized or small-company stocks generally involve greater risks than investments in large-company stocks. Mid-sized or small companies may be less able to weather economic shifts or other adverse developments than larger, more established companies. They may have less experienced management and unproven track records.

     They may rely on limited product lines and have more limited financial resources. These factors may make them more susceptible to setbacks or economic downturns.

                                                                  ALL VALUE FUND

     Mid-sized or small-company stocks tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. In addition, there may be less liquidity in mid-sized or small-company stocks, subjecting them to greater price fluctuations than larger company stocks.

     Due to its investments in multinational companies, the Fund may experience increased market, liquidity, currency, political, information, and other risks.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

                                                                  ALL VALUE FUND

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


     The bar chart shows changes in the performance of the Fund's Class Y shares from calendar year to calendar year.


[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) - CLASS Y SHARES
--------------------------------------------------------------------------------

2004       +16.29%
2005         +5.8%

BEST QUARTER 3rd Q '04    +11.1%
WORST QUARTER 1st Q '05    -1.9%


     The table below shows how the average annual total returns of the Fund's Class Y shares compare to those of two broad-based securities market indices.

                                                                  ALL VALUE FUND


     The after-tax returns of Class Y shares included in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2005

--------------------------------------------------------------------------------


                                                                         LIFE OF
SHARE CLASS                                       1 YEAR                 FUND(1)
Class Y Shares
 Return Before Taxes                               5.79%                 20.69%
Return After Taxes
 on Distributions                                  4.33%                 19.79%
Return After Taxes
 on Distributions and
 Sales of Fund Shares                              5.01%                 17.72%
S&P 500/Citigroup Value Index(2)
 (reflects no deduction for
 fees, expenses, or taxes)                         5.82%                  4.33%
Russell 3000(R) Value Index(2)
 (reflects no deduction for fees,
 expenses, or taxes)                               6.85%                 21.84%



(1)  The date Class Y shares were first offered to the public was 3/31/03.
(2) The performance of the unmanaged indices is not necessarily representative of the Fund's performance. The S&P 500/Citigroup Value Index was formerly named S&P 500/Barra Value Index which recently experienced some adjustments in the methodology used for performance reporting purposes.

                                                                  ALL VALUE FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                                                                CLASS Y
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
 (as a % of offering price)                                                     none
Maximum Deferred Sales Charge                                                   none
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees
 (See "Management")                                                             0.54%
Other Expenses                                                                  0.27%
Total Operating Expenses                                                        0.81%


================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


SHARE CLASS               1 YEAR          3 YEARS        5 YEARS         10 YEARS
Class Y Shares           $     83        $    259       $    450        $   1,002



Your expenses would be the same if you did not redeem your shares.


[SIDENOTE]

MANAGEMENT FEES are payable to Lord, Abbett & Co. LLC ("Lord Abbett") for the Fund's investment management.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder service, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                INTERNATIONAL OPPORTUNITIES FUND


GOAL

     The Fund's investment objective is long-term capital appreciation.

PRINCIPAL STRATEGY

     To pursue this goal, the Fund primarily invests in stocks of companies principally based outside the United States. Under normal circumstances, the Fund will diversify its investments among a number of different countries throughout the world. The Fund normally intends to invest at least 65% of its net assets in equity securities of small companies. A small company is defined as a company having a market capitalization at the time of purchase of less than $5 billion. This market capitalization threshold may vary in response to changes in the markets. The Fund may invest its remaining assets in equity securities of larger companies. Equity securities may include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

     In selecting investments for the Fund, we look for:

     - developing global trends to identify industries that will produce above-trend sales growth,

     - companies we see as having the best potential for sales and profit growth, and

     -    companies whose shares are attractively valued.

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with equity investing. The value of your investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the Fund invests. Although some of the companies in which the Fund may invest may

[SIDENOTE]

WE OR THE FUND OR INTERNATIONAL OPPORTUNITIES FUND (formerly known as the International Series), refers to the Lord Abbett International Opportunities Fund, a portfolio or series of the Trust.

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

                                                INTERNATIONAL OPPORTUNITIES FUND


     exhibit earnings and revenue growth above the market trend, the stocks of these companies may be more volatile and may drop in value if earnings and revenue growth do not meet expectations. In addition, the Fund is subject to the risks of investing in foreign securities and in the securities of small companies.

     Investing in small companies generally involves greater risks than investing in the stocks of large companies. Small companies may be less able to weather economic shifts or other adverse developments than larger, more established companies. They may have less experienced management and unproven track records. They may rely on limited product lines and have more limited financial resources. These factors may make them more susceptible to setbacks or economic downturns. Small-company stocks tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. In addition, there may be less liquidity in small-company stocks, subjecting them to greater price fluctuations than larger company stocks.

     Foreign securities may pose greater risks than domestic securities. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls. With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes, and political or social instability that could affect investments in those countries.

     Investing in foreign companies generally involves some degree of information risk. That means that key information about an issuer, security or market may be inaccurate or unavailable.

                                                INTERNATIONAL OPPORTUNITIES FUND


     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

                                                INTERNATIONAL OPPORTUNITIES FUND

                                                       -------------------------
                                                       Symbols:  Class Y - LINYX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class Y shares from calendar year to calendar year.

[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) - CLASS Y SHARES
--------------------------------------------------------------------------------

1998            +15.8%
1999            +27.8%
2000            -23.2%
2001            -30.9%
2002            -21.7%
2003            +43.2%
2004            +21.0%
2005            +25.8%

BEST QUARTER 1st Q '98          +23.8%
WORST QUARTER 4th Q '00         -23.2%

     The table below shows how the average annual total returns of the Fund's Class Y shares compare to those of two broad-based securities market indices.

     The after-tax returns of Class Y shares included in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                                                INTERNATIONAL OPPORTUNITIES FUND

================================================================================

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2005

--------------------------------------------------------------------------------


                                                                                 LIFE OF
SHARE CLASS                           1 YEAR                5 YEARS              FUND(1)
Class Y Shares
Return Before Taxes                    25.81%                  3.35%                3.76%
Return After Taxes
 on Distributions                      25.81%                  3.11%                3.22%
Return After Taxes
 on Distributions and
 Sale of Fund Shares                   16.78%                  2.70%                2.90%
S&P/Citigroup Extended Market
World ex-U.S. Index(2)(4)              22.09%                 13.56%               11.25%(3)
S&P/Citigroup U.S. $500 Million -
US $2.5 Billion
World ex-U.S. Index(2)(4)              26.47%                 16.05%               12.63%(3)

 (reflects no deduction for fees,
 expenses, or taxes)
MSCI EAFE(R) Index(2)(4)               14.02%                  4.94%                6.68%(3)
 (reflects no deduction for fees,
 expenses, or taxes)


(1)  The date of inception for Class Y shares is 12/30/97.

(2) The Fund is adding the performance of the S&P/Citigroup Extended Market World ex-U.S. Index and will remove the MSCI EAFE(R) Index and the S&P/Citigroup U.S. $500 Million-U.S. $2.5 Billion World ex-U.S. Index because the Fund believes that the S&P/Citigroup Extended Market World ex-U.S. Index is a better measure of the small cap stocks in which the Fund invests than the other two indexes.
(3) Represents total return for the period 12/31/97 - 12/31/05, to correspond with Class Y period shown.
(4) This Index includes companies with relatively large market capitalizations. Therefore, its performance is not necessarily representative of the Fund's performance.


[SIDENOTE]


The Return After Taxes on Distributions for a period may be the same as the Return Before Taxes for the same period if there are no distributions or if the distributions are small.

                                                INTERNATIONAL OPPORTUNITIES FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                                                                 CLASS Y
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
 (as a % of offering price)                                                         none
Maximum Deferred Sales Charge                                                       none
Redemption Fee
 (as a % of amount redeemed or exchanged)(1)                                        2.00%
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees
 (See "Management")                                                                 0.75%
Other Expenses                                                                      0.64%
Total Operating Expenses                                                            1.39%


================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


SHARE CLASS                      1 YEAR       3 YEARS         5 YEARS      10 YEARS
Class Y Shares                  $    142     $    440        $    761      $   1,669



Your expenses would be the same if you did not redeem your shares.


[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                             ALPHA STRATEGY FUND
                                                         (formerly Alpha Series)


GOAL

     The Fund's investment objective is long-term capital appreciation.

PRINCIPAL STRATEGY


     This Fund is a "fund of funds" - meaning it invests in other mutual funds rather than directly in portfolio securities like stocks, bonds and money market instruments. To pursue its goal, the Fund uses an asset allocation investment process by investing in three UNDERLYING FUNDS managed by Lord Abbett. The underlying funds focus on small companies and international companies. The Fund allocates its assets among the underlying funds by attempting to achieve a balance, over time, between foreign and domestic securities similar to that of the unmanaged S&P/Citigroup Small-Cap World Index. This Fund is intended for investors who are seeking exposure to the stocks of small U.S. and foreign companies managed in both growth and value styles.


     As of the date of this Prospectus, the Fund invested the following approximate percentages of its market value in the underlying funds: 40% in the International Opportunities Fund, 30% in the Small-Cap Value Fund and 30% in the Developing Growth Fund. We decide how much to invest in the underlying funds at any particular time. These amounts may change at any time without shareholder approval.

MAIN RISKS

     The Fund's investments are concentrated in the underlying funds and, as a result, the Fund's performance is directly related to their performance. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives.

[SIDENOTE]


WE OR THE FUND OR ALPHA STRATEGY FUND refers to the Alpha Strategy Fund, a portfolio or series of the Trust.


UNDERLYING FUNDS in which the Fund invests are:

-  LORD ABBETT DEVELOPING GROWTH FUND, INC. ("Developing Growth Fund")
- LORD ABBETT SECURITIES TRUST - LORD ABBETT INTERNATIONAL OPPORTUNITIES FUND ("International Opportunities Fund") and
- LORD ABBETT RESEARCH FUND, INC. - SMALL-CAP VALUE SERIES ("Small-Cap Value Fund")

FUND'S VOLATILITY AND BALANCE. The Fund's long-term volatility is expected to approximate that of the unmanaged S&P/Citigroup Small-Cap World Index. Over time, the Fund intends to approximate the index's balance between foreign and domestic securities by varying its investments in the underlying funds, subject to the Fund's cash flow and desire to avoid excessive capital gains distributions. Past performance and volatility of the index do not indicate future results for the index or the Fund. The Fund may not achieve this level of volatility or balance, or other objectives.

                                                             ALPHA STRATEGY FUND
                                                         (formerly Alpha Series)


     Consequently, the Fund is subject to the particular risks of the underlying funds in the proportion in which the Fund invests in them. The underlying funds are subject to the general risks and considerations associated with equity investing. Their values will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the underlying fund invests. If an underlying fund's assessment of market conditions or companies held in the underlying fund is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market. Each underlying fund is subject to the risks of investing in the securities of small companies and in foreign securities as described below.

     You may invest in the underlying funds directly. By investing in the Fund, you will incur a proportionate share of the expenses of the underlying funds in addition to any expenses of the Fund.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Fund offers a greater level of diversification than many other types of mutual funds, it is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.


PRINCIPAL STRATEGIES AND MAIN RISKS OF ALPHA STRATEGY FUND'S UNDERLYING FUNDS

     The Alpha Strategy Fund invests in three Lord Abbett underlying funds: the International Opportunities Fund, the Small-Cap Value Fund and the Developing Growth Fund. The following is a brief description of their investment objectives and practices. No offer is made in this Prospectus of the International Opportunities Fund, the Small-Cap Value Fund or the Developing Growth Fund.


     The investment objective of the International Opportunities Fund is long-term capital appreciation. This fund primarily

                                                             ALPHA STRATEGY FUND
                                                         (formerly Alpha Series)


     invests in stocks of companies principally based outside the United States. Under normal circumstances, this fund will diversify its investments among a number of different countries throughout the world. This fund normally intends to invest at least 65% of its net assets in equity securities of small companies. A small company is defined as a company having a market capitalization at the time of purchase of less than $5 billion.


     The Small-Cap Value Fund's investment objective is long-term capital appreciation. Under normal circumstances, this fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small companies. A small company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 2000(R) Index, a widely-used benchmark for small-cap stock performance. As of January 31, 2006, the market capitalization range of the Index was $26 million to $4.8 billion. This range varies daily. The Small-Cap Value Fund invests in securities that we believe are selling at reasonable prices in relation to value.

     The Developing Growth Fund's investment objective is long-term capital appreciation. This fund primarily invests in the common stocks of companies with above-average, long-term growth potential. Normally, at least 65% of its net assets are invested in the equity securities of small companies. A small company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 2000(R) Index, a widely-used benchmark for small-cap stock performance. As of January 31, 2006, the market capitalization range of the Index was $26 million to $4.8 billion. This range varies daily.


     Both the Small-Cap Value Fund and the Developing Growth Fund use extensive fundamental analysis in an attempt to identify outstanding companies for investment.

                                                             ALPHA STRATEGY FUND
                                                         (formerly Alpha Series)


     Investing in small companies generally involves greater risks than investing in the stocks of large companies. Small companies may be less able to weather economic shifts or other adverse developments than larger, more established companies. They may have less experienced management and unproven track records. They may rely on limited product lines and have more limited financial resources. In addition, there may be less liquidity in small-company stocks, subjecting them to greater price fluctuations than larger company stocks.

     The International Opportunities Fund may invest up to 100% of its net assets in securities of companies principally based outside the United States. Both the Small-Cap Value Fund and the Developing Growth Fund may invest up to 10% of their net assets in foreign securities that are primarily traded outside the United States. Foreign securities may pose greater risks than domestic securities. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls. With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes, and political or social instability that could affect investments in those countries.

                                                             ALPHA STRATEGY FUND
                                                         (formerly Alpha Series)


PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


     The bar chart shows changes in the performance of the Fund's Class Y shares from calendar year to calendar year.


[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) - CLASS Y SHARES
--------------------------------------------------------------------------------

2005       +17.6%

BEST QUARTER 3rd Q '05          +11.3%
WORST QUARTER 1st Q '05          -1.4%


     The table below shows how the average annual total returns of the Fund's Class Y shares compare to those of a broad-based securities market index. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

                                                             ALPHA STRATEGY FUND
                                                         (formerly Alpha Series)

     The after-tax returns of Class Y shares included in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2005
--------------------------------------------------------------------------------



                                                                    LIFE OF
SHARE CLASS                                          1 YEAR         FUND(1)
Class Y Shares Return Before Taxes                   17.58%         26.55%
Return After Taxes on Distributions                  17.58%         26.21%
Return After Taxes on Distributions and
 Sale of Fund Shares                                 11.43%         22.43%
S&P/Citigroup Small-Cap World Index(2)               17.56%         26.51%(3)
 (reflects no deduction for fees,
 expenses or taxes)



(1)  The date Class Y was first offered to the public is 10/19/04.
(2) The performance of the unmanaged index is not necessarily representative of the Fund's performance.
(3) Represents total return for the period 10/31/04-12/31/05 to correspond with Class Y period shown.


[SIDENOTE]

The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

                                                             ALPHA STRATEGY FUND
                                                         (formerly Alpha Series)


FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                                                                  CLASS Y
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales
Charge on Purchases
 (as a % of offering price)                                                         none
Maximum Deferred
Sales Charge                                                                        none
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees
 (See "Management")(3)                                                              0.10%
Other Expenses                                                                      0.37%
Underlying Funds' Expense(1)(2)                                                     1.09%
Total Operating Expenses(2)                                                         1.56%
Management Fee Waiver(3)                                                           (0.10%)
Net Expenses(3)                                                                     1.46%



(1) Shareholders in the Alpha Strategy Fund bear indirectly the Class Y share expenses of the underlying funds in which the Alpha Fund invests. Because the amount of Alpha Strategy Fund's assets invested in each of the underlying funds changes daily, the amounts shown in the table are approximate amounts.
(2) These amounts have been restated from fiscal year amounts to reflect estimated current year fees and expenses.
(3) For the fiscal year ending October 31, 2006, Lord Abbett has contractually agreed to waive its management fee.


[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund. The Fund has entered into a servicing arrangement with the underlying funds under which the underlying funds may bear certain of the Fund's Other Expenses. As a result, the Fund does not expect to bear any of these Other Expenses. Total operating expenses less the management fee waiver and expenses assumed by underlying funds are 0.00% (Class Y shares).

                                                             ALPHA STRATEGY FUND
                                                         (formerly Alpha Series)


================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. In addition, the example assumes the Fund pays the operating expenses set forth in the fee table above and the Fund's pro rata share of the Class Y expenses of the underlying funds. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


SHARE CLASS              1 YEAR        3 YEARS       5 YEARS       10 YEARS
Class Y Shares          $    149      $    483       $    840      $   1,848



Your expenses would be the same if you did not redeem your shares.

ADDITIONAL INVESTMENT INFORMATION

     This section describes some investment techniques used by the Fund and some of the risks associated with those techniques. References to each Fund refers to the underlying funds.

     ADJUSTING INVESTMENT EXPOSURE. Each Fund will be subject to the risks associated with investments. Each Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices and other factors. For example, a Fund may seek to hedge against certain market risks. These strategies may involve effecting transactions in derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants, and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with a Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed, and could produce disproportionate gains or losses.

     DEPOSITARY RECEIPTS. Each Fund may invest in American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information, and other risks.


     EMERGING COUNTRIES. The International Opportunities Fund may invest in emerging country securities. For these purposes Lord Abbett considers emerging markets to be those countries' markets not included in the S&P/Citigroup U.S.$500 Million - U.S.$2.5 Billion World ex-U.S. Index. The securities markets of emerging countries tend to be less liquid, especially subject to greater price volatility, have a smaller market capitalization, have less government regulation and may not be subject to as extensive and frequent accounting, financial and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers located in certain emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions.

     FOREIGN CURRENCY TRANSACTIONS. The International Opportunities Fund may, but is not required to, engage in various types of foreign currency exchange transactions to seek to hedge against the risk of loss from changes in currency exchange rates. The Fund may employ a variety of investments and techniques, including spot and forward foreign currency exchange transactions, currency swaps, listed or over-the-counter (OTC) options on currencies, and currency futures and options on currency futures. Currently, the Fund generally does not intend to hedge most currency risks.

     There is no guarantee that these hedging activities will be successful, and they may result in losses. Although the Fund may use foreign exchange transactions to hedge against adverse currency movements, foreign currency transactions involve the risk that anticipated currency movements will not be accurately predicted and that the fund's hedging strategies will be ineffective. To the extent that the Fund hedges against anticipated currency movements which do not occur, the Fund may realize losses. Foreign currency transactions may subject the Fund to the risk that the counterparty will be unable to honor its financial obligation to the Fund, and the risk that relatively small market movements may result in large changes in the value of a foreign currency instrument. If the Fund cross-hedges, the Fund will face the risk that the foreign currency instrument purchased will not correlate as expected with the position being hedged. Also, it may be difficult or impractical to hedge currency risk in many emerging countries.


     TEMPORARY DEFENSIVE INVESTMENTS. At times each Fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities may include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by cash and obligations of the U.S. Government and its agencies and instrumentalities and comparable foreign fixed income securities. These investments could reduce the benefit from any upswing in the market and prevent a Fund from achieving its investment objective.


     INFORMATION ON PORTFOLIO HOLDINGS. The Funds' Annual and Semiannual Reports, which are sent to shareholders and filed with the Securities and Exchange Commission ("SEC"), contain information about the Funds' portfolio holdings, including a complete schedule of holdings. Each Fund also files its complete schedule of portfolio holdings with the SEC on Form N-Q as of the end of its first and third fiscal quarters.

     In addition, on or about the first day of the second month following each calendar quarter-end, each Fund makes publicly available a complete schedule of its portfolio holdings as of the last day of each such quarter. Each Fund also may make publicly available Fund commentaries or fact sheets containing a discussion of select portfolio holdings and a list of up to the ten largest portfolio positions, among other things, and/or performance attribution information within thirty days following the end of each calendar quarter for which such information is made available. This information will remain available until the schedule, commentary, fact sheet or performance attribution information for the next quarter is publicly available. You may view this information for the most recently ended calendar quarter at www.LordAbbett.com or request a copy at no charge by calling Lord Abbett at 800-821-5129.

     For more information on the Funds' policies and procedures with respect to the disclosure of their portfolio holdings and ongoing arrangements to make available such information on a selective basis to certain third parties, please see "Investment Policies - Policies and Procedures Governing the Disclosure of Portfolio Holdings" in the Statement of Additional Information.


MANAGEMENT

     BOARD OF TRUSTEES. The Board oversees the management of the business and affairs of their respective Funds. The Board meets regularly to review the Funds' portfolio investments, performance, expenses, and operations. The Board appoints officers who are responsible for the day-to-day operations of the Funds and who execute policies authorized by the Board. More than 75 percent of the members of each Board are independent of Lord Abbett.


     INVESTMENT ADVISER. The Funds' investment adviser is Lord, Abbett & Co. LLC, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $101 billion in 54 mutual funds and other advisory accounts as of December 30, 2005.


     Lord Abbett is entitled to an annual management fee based on each Fund's average daily net assets. Each fee is calculated daily and payable monthly.

     For the fiscal year ended October 31, 2005, the management fee payable and paid to Lord Abbett for each Fund was as follows:


     -    for International Opportunities Fund the annual rate was .75 of 1%,

     -    for All Value Fund the annual rate was calculated as follows:

          .75 of 1% on the first $200 million of average daily net assets, .65 of 1% on the next $300 million, .50 of 1% of the Fund's assets over $500 million

     Lord Abbett is entitled to the following fee for ALL VALUE FUND calculated as follows:

          .75 of 1% on the first $200 million of average daily net assets, .65 of 1% on the next $300 million, .50 of 1% of the Fund's assets over $500 million.


     Based on this calculation, the management fee paid to Lord Abbett for the fiscal year ended October 31, 2005 with respect to the All Value Fund was at an annual effective rate of 0.54% of 1% of the Fund's average daily net assets.

     For the fiscal year ended October 31, 2005, Lord Abbett waived its entire fee for Alpha Strategy Fund. Lord Abbett has agreed to waive its fee for the fiscal year ending October 31, 2006.


     In addition, Lord Abbett provides certain administrative services to each Fund for a fee at an annual rate of .04 of 1% of the Fund's average daily net assets. Each Fund pays all expenses not expressly assumed by Lord Abbett. For more information about the services Lord Abbett provides to the Funds, see the Statement of Additional Information.


     Each year in December the Board considers whether to approve the continuation of the existing management and administrative services agreements between the Funds and Lord Abbett. A discussion regarding the basis for the Board's approval will be available in the Fund's

     Semiannual Report to Shareholders for the six-month period ending the following April.

     INVESTMENT MANAGERS. Lord Abbett uses a team of investment managers and analysts acting together to manage each Fund's investments. The Statement of Additional Information contains additional information about the managers' compensation, other accounts managed by them and their ownership of the Funds' shares.

     ALL VALUE FUND. Lord Abbett uses a team of investment managers and analysts acting together to manage the Fund's investments. The senior members of the team who are jointly and primarily responsible for the day-to-day management of the Fund, are Robert P. Fetch and Howard E. Hansen. Mr. Fetch, Partner and Director of Equity Investments, joined Lord Abbett in 1995. Mr. Hansen, Partner and Portfolio Manager - Mid-Cap Value team, joined Lord Abbett in 1995.

     INTERNATIONAL OPPORTUNITIES FUND. Todd D. Jacobson heads the investment management team and is primarily responsible for the day-to-day management of the Fund. Mr. Jacobson, Senior Portfolio Manager - International Small-Cap Equity, joined Lord Abbett in 2003. Prior thereto, Mr. Jacobson was the Head of Japanese Equities and Associate Portfolio Manager at Warburg Pincus Asset Management, Japan Equity Analyst and Portfolio Manager-Fixed Income at Brown Brothers Harriman & Co. and an Equity Analyst at Value Line, Inc.

     ALPHA STRATEGY FUND. Robert I. Gerber, Christopher J. Towle, Harold E. Sharon and Robert G. Morris head the team and are primarily and jointly responsible for the day-to-day management of the Fund.

     Lord Abbett's Asset Allocation Committee oversees and reviews the allocation and investment of the Fund's assets in the underlying funds.

     The Asset Allocation Committee consists of the following members: Robert G. Morris, Partner and Chief Investment Officer; Robert I. Gerber, Partner and Director of Taxable Fixed Income Management; Christopher J. Towle, Partner and Investment Manager; and Harold E. Sharon, Investment Manager and Director of International Core Equity. Mr. Morris, Mr. Gerber, and Mr. Towle each joined Lord Abbett in 1991, 1997, and 1987, respectively. Mr. Sharon joined Lord Abbett in 2003. From 2001 to 2003 he worked as a consultant for various financial and venture capital companies; prior thereto, Mr. Sharon served as Managing Director of Warburg Pincus Asset Management and Credit Suisse Asset Management. Mr. Morris, Mr. Gerber, Mr. Towle and Mr. Sharon are jointly and primarily responsible for the day-to-day management of the Fund.

                                                                 YOUR INVESTMENT


PURCHASES

     CLASS Y SHARES. You may purchase Class Y shares at the net asset value ("NAV") per share next determined after we receive your purchase order submitted in proper form. We will not consider an order to be in proper form until we have certain identifying information required under applicable law. For more information see below. No sales charges apply.

     We reserve the right to modify, restrict or reject any purchase order or exchange request if the Fund or LORD ABBETT DISTRIBUTOR LLC determines that it is in the best interest of the Fund and its shareholders. All purchase orders are subject to our acceptance.

     PRICING OF SHARES. NAV per share for each class of Fund shares is calculated, under normal circumstances, each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. Assuming they are in proper form, purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day's NAV; orders placed after the close of trading on the NYSE will receive the next day's NAV.

     In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices reflect broker/dealer-supplied valuations and electronic


[SIDENOTE]


LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor" or the "Distributor") acts as agent for the Fund to work with investment professionals that buy and/or sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

     data processing techniques, and reflect the mean between the bid and asked prices. Unlisted fixed income securities having remaining maturities of 60 days or less are valued at their amortized cost.

     Securities for which prices or market quotations are not available, do not accurately reflect fair value in Lord Abbett's opinion, or have been materially affected by events occurring after the close of the exchange on which the security is principally traded are valued under fair value procedures approved by the Fund's Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, demand for a security (as reflected by its trading volume) is insufficient calling into question the reliability of the quoted price, or the security is relatively illiquid. The Funds determine fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. The Funds' use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

     Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.

     EXCESSIVE TRADING AND MARKET TIMING. Each Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices may disrupt management of a Fund, raise its expenses, and harm long-term shareholders. Volatility resulting from excessive trading may cause the Funds difficulty in implementing long-term investment strategies because they cannot anticipate the amount of cash they will have to invest. A Fund may be forced to sell portfolio securities at disadvantageous times to raise cash to allow for such excessive trading. This, in turn, could increase tax, administrative and other costs and adversely impact a Fund's performance.

     To the extent that a Fund invests in foreign securities, the Fund may be particularly susceptible to excessive trading because many foreign markets close hours before the Fund values its portfolio holdings. This may allow significant events, including broad market moves, to occur in the interim, potentially affecting the values of foreign securities held by a Fund. The time zone differences among foreign markets may allow a shareholder to exploit differences in a Fund's share prices that are based on closing prices of foreign securities determined before a Fund calculates its NAV per share (known as "time zone arbitrage"). To the extent a Fund invests in securities that are thinly traded or relatively illiquid, the Fund may be particularly susceptible to excessive trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in short-term trading to take advantage of these pricing differences (known as "price arbitrage"). Each Fund has adopted fair value procedures designed to adjust closing market prices of these types of securities to reflect what is believed to be their fair value at the time the Fund calculates its NAV per share. While there is no assurance, each Fund expects that the use of fair value pricing will reduce a shareholder's ability to engage in time zone arbitrage and price arbitrage to the detriment of other Fund shareholders. For more information about these procedures, see "Your Investment - Purchases - Pricing of Shares" above.

     Each Fund's Board has adopted additional policies and procedures that are designed to prevent or stop excessive short-term trading and market timing ("frequent trading"). We also have longstanding procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and FINANCIAL INTERMEDIARIES that place orders on behalf of their clients. A Fund may modify its frequent trading policy and monitoring procedures, which are described below, from time to time without notice as and when deemed appropriate to enhance protection of the Fund and its shareholders.

     FREQUENT TRADING POLICY. Under the frequent trading policy, any Lord Abbett Fund shareholder redeeming Fund shares valued at $5,000 or more (other than shares of Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund) will be prohibited from investing in a Fund for 30 calendar days after the redemption. The policy applies to all redemptions and investments that are part of an exchange transaction or transfer of assets, but does not apply to certain other transactions described below. The frequent trading policy will not apply to redemptions by shareholders whose shares are held in an account maintained by a Financial Intermediary in an omnibus environment unless and until such time that the Financial Intermediary has the ability to implement the policy or substantially similar protective measures. The Distributor will encourage Financial Intermediaries to adopt such procedures. Certain types of investments will not be blocked and certain types of redemptions will not trigger a subsequent purchase block, including: (1) systematic purchases and redemptions, such as purchases made through reinvestment of dividends or other distributions, or certain automatic or systematic investment, exchange or withdrawal plans (such as payroll deduction plans, and the Fund's Invest-A-Matic and Systematic Withdrawal Plans); (2) RETIREMENT AND BENEFIT PLAN contributions, loans and distributions; and (3) purchase transactions involving certain transfers of assets, rollovers, Roth IRA conversions and IRA re-characterizations; provided that the Financial


[SIDENOTE]


FINANCIAL INTERMEDIARIES include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

RETIREMENT AND BENEFIT PLANS include qualified and non-qualified retirement plans, deferred compensation plans and certain other employer sponsored retirement, savings or benefit plans, excluding Individual Retirement Accounts.

Lord Abbett offers a variety of retirement plans. Call 888-522-2388 for information about:

-  Traditional, Rollover, Roth and Education IRAs

-  Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts

-  Defined Contribution Plans

     Intermediary maintaining the account is able to identify the transaction in its records as one of these transactions.

     MONITORING PROCEDURES. There are procedures in place to monitor the purchase, sale and exchange/transfer activity in Fund shares by investors and Financial Intermediaries that place orders on behalf of their clients. The procedures currently are designed to enable us to identify undesirable trading activity based on one or more of the following factors: the number of transactions, purpose, amounts involved, period of time involved, past transactional activity, our knowledge of current market activity, and trading activity in multiple accounts under common ownership, control or influence, among other factors. Other than as described above, Lord Abbett has not adopted a particular rule-set for identifying such excessive short-term trading activity, such as a specific number of transactions in Fund shares within a specified time period. However, as a general matter, Lord Abbett will treat any pattern of purchases and redemptions over a period of time as indicative of excessive short-term trading activity.

     If, based on these monitoring procedures, we believe that an investor is engaging in, or has engaged in, excessive trading or activity indicative of market timing, and the account is not maintained by a Financial Intermediary in an omnibus environment or by a Retirement and Benefit Plan recordkeeper or other agent, we will generally notify the investor to cease all such activity in the account. If the investor fails to do so, we will place a block on all further purchases or exchanges of the Fund's shares in the investor's account and inform the investor to cease all such activity in the account. The investor then has the option of maintaining any existing investment in the Fund, exchanging Fund shares for shares of Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, or redeeming the account. Investors electing to exchange or redeem Fund shares under these circumstances should consider that the transaction may result in tax consequences. As stated above, although we generally notify the investor to cease all activity indicative of market timing prior to placing a block on further purchases or exchanges, we reserve the right to immediately place a block without prior notification.

     While we attempt to apply the efforts described above uniformly in all cases to detect excessive trading and market timing practices, there can be no assurance that we will succeed in identifying all such practices or that some investors will not employ tactics that evade our detection. In addition, although the Distributor encourages Financial Intermediaries to adhere to our policies and procedures when placing orders for their clients through omnibus accounts maintained with each Fund and encourages recordkeepers and other agents for Retirement and Benefit Plans to adhere to such policies and procedures when placing orders on behalf of their plan participants, there can be no assurance that such entities will do so. Moreover, the Distributor's ability to monitor these trades and/or implement the procedures may be severely limited. These circumstances may result in policies and procedures in place at certain Financial Intermediaries and Retirement and Benefit Plans that are less effective at detecting and preventing excessive trading than the policies and procedures adopted by the Distributor and other such entities.

     Omnibus account arrangements are a commonly used means for broker-dealers and other Financial Intermediaries, such as Retirement and Benefit Plan recordkeepers, to hold Fund shares on behalf of investors. A substantial portion of each Fund's shares may be held through omnibus accounts and/or held by Retirement and Benefit Plans. When shares are held in this manner,
     (1) the Distributor may not have any or complete access to the underlying investor or plan participant account information, and/or (2) the Financial Intermediaries or Retirement and Benefit Plan recordkeepers may be unable to implement or support our procedures. In such cases, the Financial Intermediaries or recordkeepers may be able to implement procedures or supply the

     Distributor with information that differs from that normally used by the Distributor. In such instances, the Distributor will seek to monitor purchase and redemption activity through the overall omnibus account(s) or Retirement and Benefit Plan account(s).

     If we identify activity that may be indicative of excessive short-term trading activity, we will notify the Financial Intermediary, recordkeeper or Retirement and Benefit Plan and request it to provide or review information on individual account transactions so that we or the Financial Intermediary, recordkeeper or Retirement and Benefit Plan may determine if any investors are engaged in excessive or short-term trading activity. If an investor is identified as engaging in undesirable trading activity, we will request that the Financial Intermediary, recordkeeper or Retirement and Benefit Plan take appropriate action to curtail the activity and will work with the relevant party to do so. Such action may include actions similar to those that the Distributor would take, such as placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades on a manual basis, either indefinitely or for a period of time. If we determine that the Financial Intermediary, recordkeeper or Retirement and Benefit Plan has not demonstrated adequately that it has taken appropriate action to curtail the excessive short-term trading, we may consider whether to terminate the relationship.

     WHO MAY INVEST? Class Y shares are currently available in connection with:
     (1) purchases by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Funds and/or Lord Abbett Distributor LLC specifically for such purchases;
     (2) purchases by the trustee or custodian under any deferred compensation or pension or profit-sharing plan or payroll deduction IRA established for the benefit of the employees of any company with an account(s) in excess of $10 million managed by Lord Abbett or its sub-advisers on a private-advisory-account basis; or (3) purchases by institutional investors, such as retirement plans ("Plans"), companies, foundations, trusts, endowments and other entities where the total amount of potential investable assets exceeds $50 million, that were not introduced to Lord Abbett by persons associated with a broker or dealer primarily involved in the retail security business. Additional payments may be made by Lord Abbett out of its own resources with respect to certain of these sales.

     HOW MUCH MUST YOU INVEST? You may buy our shares through any independent securities dealer having a sales agreement with Lord Abbett Distributor, our principal underwriter. Place your order with your investment dealer or send the money to the Fund (P.O. Box 219366, Kansas City, Missouri 64121). The minimum initial investment is $1 million, except for (1) certain purchases through Financial Intermediaries that charge a fee for services that include investment advisory or management services, and (2) purchases by Plans meeting the eligibility requirements described in the preceding paragraph, which have no minimum. This offering may be suspended, changed or withdrawn by Lord Abbett Distributor, which reserves the right to reject any order.

     IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT REQUIRED BY THE USA PATRIOT ACT. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions including the Fund to obtain, verify, and record information that identifies each person or entity that opens an account. What this means for you - when you open an account, we will require your name, address, date and place of organization or date of birth, Taxpayer Identification Number or Social Security Number, and we may ask for other information that will allow us to identify you. We also will ask for this information in the case of persons who will be signing on behalf of certain entities that will own the account. We may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your purchase order or account application. Your monies will not be invested until we have all required information. You also should know that we will verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, the Fund reserves the right to reject purchase orders or account applications accompanied by cash, cashier's checks, money orders, bank drafts, traveler's checks, and third party or double-endorsed checks, among others.

     BUYING SHARES THROUGH YOUR DEALER. Orders for shares received by the Funds prior to the close of the NYSE, or received by dealers prior to such close and received by Lord Abbett Distributor prior to the close of its business day, will be confirmed at the NAV effective at such NYSE close. Orders received by dealers after the NYSE closes and received by Lord Abbett Distributor in proper form prior to the close of its next business day are executed at the NAV effective as of the close of the NYSE on that next business day. The dealer is responsible for the timely transmission of orders to Lord Abbett Distributor. A business day is a day on which the NYSE is open for trading.

     BUYING SHARES BY WIRE. To open an account, call 888-666-0022, Institutional Trade Dept., to set up your account and to arrange a wire transaction. Wire to: UMB, N.A., Kansas City, Routing number - 101000695, bank account number: 987800033-3, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the Fund, note Class Y shares and include your new account number and your name. To add to an existing account, wire to: UMB, N.A., Kansas City, routing number - 101000695, bank account number: 987800033-3, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the Fund, note Class Y shares and include your account number and your name.

REDEMPTIONS

     Redemptions of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In the case of redemptions involving Retirement and Benefit Plans, you may be required to provide the Fund with one or more completed forms before your order will be executed. For more information, please call 800-821-5129.

     BY BROKER. Call your investment professional for instructions on how to redeem your shares.

     BY TELEPHONE. To obtain the proceeds of a redemption of less than $50,000 from your account, you or your representative should call the Funds at 800-821-5129.

     BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the Funds' name, the class of shares, your account number, and the dollar value or number of shares you wish to redeem and include all necessary signatures.

     Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

     If the signer has any legal capacity (i.e., the authority of an individual to act on behalf of an entity or other person(s)), the signature and capacity must be guaranteed by an ELIGIBLE GUARANTOR. Certain other legal documentation may be required. For more information regarding proper documentation, please call 800-821-5129.


[SIDENOTE]


TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number, and other relevant information. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.

ELIGIBLE GUARANTOR is any broker or bank that is usually a member of the medallion stamp program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.

     A GUARANTEED SIGNATURE is designed to protect you from fraud by verifying your signature. We require a Guaranteed Signature by an Eligible Guarantor on requests for:

     - a redemption check for which you have the legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate or on behalf of a corporation),

     - a redemption check payable to anyone other than the shareholder(s) of record,

     - a redemption check to be mailed to an address other than the address of record,

     - a redemption check payable to a bank other than the bank we have on file, or

     -    a redemption for $50,000 or more.

     BY WIRE. In order to receive funds by wire, our servicing agent must have the wiring instructions on file. To verify that this feature is in place, call 888-666-0022, Institutional Trading Dept. (minimum wire: $1,000). Your wire redemption request must be received by the Funds before the close of the NYSE for money to be wired on the next business day.

     REDEMPTIONS IN KIND. A Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that a Fund would do so except in unusual circumstances. If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

DISTRIBUTIONS AND TAXES

     The All Value Fund expects to pay you dividends from its net investment income semiannually and the International Opportunities Fund and the Alpha Strategy Fund expect to pay such dividends quarterly. Each Fund expects to distribute any net capital gains annually as "capital gains distributions." Distributions will be


[SIDENOTE]


GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

-  In the case of an estate -

   Robert A. Doe
   Executor of the Estate of
   John W. Doe

  [Date]

[SEAL]

-  In the case of a corporation - ABC Corporation

   Mary B. Doe

   By Mary B. Doe, President
   [Date]

[SEAL]
     reinvested in Fund shares unless you instruct the Funds to pay them to you in cash.

     The Funds expect to pay you dividends from their net investment income quarterly expects and expects to distribute any net capital gains annually as "capital gains distributions." Distributions will be reinvested in Fund shares unless you instruct the Funds to pay them to you in cash.

     Each Fund's distributions are taxable to you in the year they are considered received for tax purposes. Distributions of investment income and short-term capital gains are taxable to you as ordinary income; however, certain qualified dividends that a Fund receives and distributes to you may be subject to a reduced tax rate if you meet the holding period and certain other requirements. Distributions of net long-term capital gains are taxable to you as long-term capital gains. This tax treatment of distributions of net long-term capital gains applies regardless of how long you have owned Fund shares or whether distributions are reinvested or paid in cash.

     Except in tax-advantaged accounts, any sale, redemption, or exchange of Fund shares may be taxable to you.

     If you buy shares when a Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

     Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by a Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of such distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

SERVICES FOR FUND INVESTORS

     We offer the following shareholder services:

     TELEPHONE EXCHANGE PRIVILEGE. Class Y shares may be exchanged without a service charge for Class Y shares of any ELIGIBLE FUND among the Lord Abbett-sponsored funds.

     ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.

     HOUSEHOLDING. We have adopted a policy that allows us to send only one copy of a Fund's prospectus, proxy material, Annual Report and Semiannual Report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call us at 800-821-5129 or send a written request with your name, the name of your Fund or Funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219366, Kansas City, MO 64121.

     ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Fund at 800-821-5129.

     REVENUE SHARING AND OTHER PAYMENTS TO DEALERS AND FINANCIAL INTERMEDIARIES. Lord Abbett, Lord Abbett Distributor and a Fund may make certain payments to dealers and other firms authorized to accept orders for Fund shares (collectively, "Dealers").

     Lord Abbett or Lord Abbett Distributor make payments to Dealers in its sole discretion, at its own expense and without cost to the Fund or the Fund's shareholders. The payments may be for:

     -    marketing and/or distribution support for Dealers;

     - the Dealers' and their investment professionals' shareholder servicing efforts;


[SIDENOTE]


EXCHANGE LIMITATIONS. As described under "Your Investment - Purchases," we reserve the right to modify, restrict or reject any exchange request if the Fund or Lord Abbett Distributor determines it is in the best interest of the Fund and its shareholders. The Fund also may revoke the privilege for all shareholders upon 60 days' written notice.

ELIGIBLE FUND. An Eligible Fund is any Lord Abbett-sponsored fund offering Class Y shares.

     - training and education activities for the Dealers, their investment professionals and/or their clients or potential clients;

     - certain information regarding Dealers and their investment professionals;

     - sponsoring or otherwise bearing, in part or in whole, the costs for other meetings of Dealers' investment professionals and/or their clients or potential clients;

     - the purchase of products or services from the Dealers, such as investment research, software tools or data for investment analysis purposes; and/or

     - certain Dealers' costs associated with orders relating to Fund shares ("ticket charges").

     Some of these payments may be referred to as revenue sharing payments. Most of these payments are intended to reimburse Dealers directly or indirectly for the costs that they or their investment professionals incur in connection with educational seminars and training efforts about the Lord Abbett Funds to enable the Dealers and their investment professionals to make recommendations and provide services that are suitable and useful in meeting shareholder needs, as well as to maintain the necessary infrastructure to make the Lord Abbett Funds available to shareholders. The costs and expenses related to these efforts may include travel, lodging, entertainment and meals, among other things. In addition, Lord Abbett Distributor may, for specified periods of time, decide to forgo the portion of any front-end sales charges to which it normally is entitled and allow Dealers to retain the full sales charge for sales of Fund shares. In some instances, these temporary arrangements will be offered only to certain Dealers expected to sell significant amounts of Fund shares.

     Lord Abbett or Lord Abbett Distributor, in its sole discretion, determines the amounts of payments to Dealers, with the exception of purchases of products or services and certain expense reimbursements. Lord Abbett and Lord Abbett Distributor consider many factors in determining the basis or amount of any additional payments to Dealers. The factors include the Dealer's sales, assets and redemption rates relating to Lord Abbett Funds, penetration of Lord Abbett Fund sales among investment professionals within the Dealer, and the potential to expand Lord Abbett's relationship with the Dealer. Lord Abbett and Lord Abbett Distributor also may take into account other business relationships Lord Abbett has with a Dealer, including other Lord Abbett financial products or advisory services sold by or provided to a Dealer or one or more of its affiliates. Based on its analysis of these factors, Lord Abbett groups Dealers into tiers, each of which is associated with a particular maximum amount of revenue sharing payments expressed as a percentage of assets of the Lord Abbett Funds attributable to that particular Dealer. The payments presently range from 0.02% to 0.1% of Lord Abbett Fund assets attributable to the Dealer and/or its investment professionals. The maximum payment limitations may not be inclusive of payments for certain items, such as training and education activities, other meetings, and the purchase of certain products and services from the Dealers. The Dealers within a particular tier may receive different amounts of revenue sharing or may not receive any. Lord Abbett or Lord Abbett Distributor may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any given Fund. In addition, Lord Abbett's formula for calculating revenue sharing payments may be different from the formulas that the Dealers use. Please refer to the Fund's Statement of Additional Information for additional information relating to revenue sharing payments.

     Neither Lord Abbett nor Lord Abbett Distributor makes payments directly to a Dealer's investment professionals, but rather they are made solely to the Dealer itself (with the exception of expense reimbursements related to the attendance of a Dealer's investment professionals at training and education meetings and at other meetings involving the Lord Abbett Funds). The Dealers receiving additional payments include those that may recommend that their clients consider or select the Fund or other Lord Abbett Funds for investment purposes, including those that may include one or more of the Lord Abbett Funds on a "preferred" or "recommended" list of mutual funds. In some circumstances, the payments may create an incentive for a Dealer or its investment professionals to recommend or sell shares of Lord Abbett Funds to a client over shares of other funds. For more specific information about any additional payments, including revenue sharing, made to your Dealer, please contact your investment professional.

     A Fund's portfolio transactions are not used as a form of sales-related compensation to Dealers that sell shares of the Lord Abbett Funds. Lord Abbett places the Fund's portfolio transactions with broker-dealer firms based on the firm's ability to provide the best net results from the transaction to the Fund. To the extent that Lord Abbett determines that a Dealer can provide a Fund with the best net results, Lord Abbett may place the Fund's portfolio transactions with the Dealer even though it sells or has sold shares of a Fund. In no event, however, does or will Lord Abbett give any consideration to a Dealer's sales in deciding which Dealer to choose to execute a Fund's portfolio transactions. Lord Abbett maintains policies and procedures designed to ensure that it places portfolio transactions based on the Fund's receipt of the best net results only. These policies and procedures also permit Lord Abbett to give consideration to proprietary investment research a Dealer may provide to Lord Abbett.

     In addition to the payments from Lord Abbett or Lord Abbett Distributor described above, from time to time, the Lord Abbett Funds may enter into arrangements with and pay fees to Financial Intermediaries that provide recordkeeping services to certain groups of investors in the Lord Abbett Funds, including participants in Retirement and Benefit Plans, investors in mutual fund advisory programs, investors in variable insurance products and clients of Financial Intermediaries that operate in an omnibus environment (collectively, "Investors"). The recordkeeping services typically include: (a) establishing and maintaining Investor accounts and records; (b) recording Investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to Investors;
     (e) furnishing proxy materials, periodic Lord Abbett Fund reports, prospectuses and other communications to Investors as required; (f) transmitting Investor transaction information; and (g) providing information in order to assist the Lord Abbett Funds in their compliance with state securities laws. The fees the Lord Abbett Funds pay: (1) are designed to be equal to or less than the fees the Funds would pay to their transfer agent for similar services; and (2) do not relate to distribution services. The Lord Abbett Funds understand that, in accordance with guidance from the U.S. Department of Labor, Retirement and Benefit Plans, sponsors of qualified retirement plans and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the Retirement and Benefit Plans or the Investors. This may take the form of recordkeepers passing the fees through to their clients or reducing the clients' charges by the amount of fees the recordkeeper receives from mutual funds.

     The Lord Abbett Funds may also pay fees to broker-dealers for networking services. Networking services may include but are not limited to:

     -    establishing and maintaining individual accounts and records;

     -    providing client account statements; and

     -    providing 1099 forms and other tax statements.

     The networking fees that the Lord Abbett Funds pay to broker-dealers normally result in reduced fees to the transfer agent, which would otherwise provide these services.

                                                                  ALL VALUE FUND

                              FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS


     This table describes the Fund's Class Y performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of the Independent Registered Public Accounting Firm thereon appear in the 2005 Annual Report to Shareholders and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.



                                                            (CLASS Y SHARES)
                                            -------------------------------------------
                                                 YEAR ENDED 10/31           3/31/2003(c)
                                                 ----------------                TO
PER SHARE OPERATING PERFORMANCE                2005            2004          10/31/2003
NET ASSET VALUE, BEGINNING OF PERIOD        $   11.22       $    9.95       $      7.83
INVESTMENT OPERATIONS:
  Net investment income(a)                        .12             .10               .03
  Net realized and unrealized gain               1.06            1.30              2.09
TOTAL FROM INVESTMENT OPERATIONS                 1.18            1.40              2.12
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                          (.10)           (.03)               --
  Net realized gain                              (.11)           (.10)               --
TOTAL DISTRIBUTIONS                              (.21)           (.13)               --
NET ASSET VALUE, END OF PERIOD              $   12.19       $   11.22       $      9.95
TOTAL RETURN(b)                                 10.61%          14.18%            27.08%(d)
RATIOS TO AVERAGE NET ASSETS:
 Expenses, including expense reductions           .81%            .87%+            1.00%(d)+
 Expenses, excluding expense reductions           .81%            .87%+            1.00%(d)+
 Net investment income                            .97%            .90%+             .63%(d)+

                                                            (CLASS Y SHARES)
                                            -------------------------------------------
                                                    YEAR ENDED              3/31/2003(c)
                                                    ----------                   TO
SUPPLEMENTAL DATA:                            2005             2004          10/31/2003
NET ASSETS, END OF PERIOD (000)             $   2,645       $   1,750       $        13
PORTFOLIO TURNOVER RATE                         52.24%          21.92%            36.39%



+    The ratios have been determined on a Fund basis.
(a)  Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)  Commencement of offering of class shares.
(d)  Not annualized.

                                                INTERNATIONAL OPPORTUNITIES FUND
                                        (formerly known as International Series)


FINANCIAL HIGHLIGHTS

     This table describes the Fund's Class Y performance for the fiscal years indicated. "Total Return" shows how much your investment in the Fund would have increased (decreased) during each year, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of the Independent Registered Public Accounting Firm thereon appear in the 2005 Annual Report to Shareholders and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.



                                                                        (CLASS Y SHARES)
                                            ----------------------------------------------------------------------
                                                                        YEAR ENDED 10/31
PER SHARE OPERATING PERFORMANCE                2005           2004            2003          2002           2001
NET ASSET VALUE, BEGINNING OF YEAR          $     9.77     $     8.53     $     6.39     $     7.90     $    14.61
INVESTMENT OPERATIONS:
  Net investment income (loss)(a)                  .02            .06            .10            .06           (.01)
  Net realized and unrealized gain (loss)         2.43           1.34           2.12          (1.57)         (6.62)
TOTAL FROM INVESTMENT OPERATIONS                  2.45           1.40           2.22          (1.51)         (6.63)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                           (.01)          (.16)          (.08)            --             --
  Net realized gain                                 --             --             --             --           (.08)
TOTAL DISTRIBUTIONS                               (.01)          (.16)          (.08)            --           (.08)
NET ASSET VALUE, END OF YEAR                $    12.21     $     9.77     $     8.53     $     6.39     $     7.90
TOTAL RETURN(b)                                  25.06%         16.73%         35.22%        (19.11)%       (45.58)%
RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense reductions          1.38%          1.48%          1.74%          1.69%          1.59%
  Expenses, excluding expense reductions          1.39%          1.48%          1.74%          1.69%          1.60%
  Net investment income (loss)                     .22%           .61%          1.47%           .70%          (.06)%

                                                                         YEAR ENDED 10/31
                                            ----------------------------------------------------------------------
SUPPLEMENTAL DATA:                             2005           2004            2003          2002          2001
NET ASSETS, END OF YEAR (000)               $   67,574     $   57,143     $   53,237     $   45,748     $   60,227
PORTFOLIO TURNOVER RATE                          78.65%         75.56%         72.36%         82.38%         65.26%



(a)  Calculated using average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

                                                             ALPHA STRATEGY FUND
                                                         (formerly Alpha Series)

FINANCIAL HIGHLIGHTS

     This table describes the Fund's performance for the fiscal period indicated. "Total Return" shows how much your investment in the Fund would have increased (decreased) during such period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of the Independent Registered Public Accounting Firm thereon appear in the 2005 Annual Report to Shareholders and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.



                                                                      (CLASS Y SHARES)
                                                           ------------------------------------------
                                                                                        10/20/2004(a)
                                                           YEAR ENDED                       TO
PER SHARE OPERATING PERFORMANCE                            10/31/2005                    10/31/2004
NET ASSET VALUE, BEGINNING OF PERIOD                       $    15.96                   $       15.65
INVESTMENT OPERATIONS:
  Net investment income(b)                                        .05                              --(e)
  Net realized and unrealized gain                               3.27                             .31
TOTAL FROM INVESTMENT OPERATIONS                                 3.32                             .31
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                          (.16)                             --
  Net asset value, end of period                           $    19.12                   $       15.96
TOTAL RETURN(c)                                                 20.91%                           2.18%(d)
RATIOS TO AVERAGE NET ASSETS:*
  Expenses, including expense reductions
    and expenses assumed and waived                               .00%                            .00%(d)
  Expenses, excluding expense reductions
    and expenses assumed and waived                               .48%                            .00%(d)
  Net investment income                                           .27%                            .00%(d)(f)

                                                                                        10/20/2004(a)
                                                           YEAR ENDED                        TO
SUPPLEMENTAL DATA:                                         10/31/2005                    10/31/2004
NET ASSETS, END OF PERIOD (000)                            $      539                   $         398
PORTFOLIO TURNOVER RATE                                          6.94%                           2.59%



* Does not include expenses of the Underlying Funds in which the Fund invests.
(a)  Commencement of offering of class shares.
(b)  Calculated using average shares outstanding during the year.
(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)  Not annualized.
(e)  Amount is less than $.01.
(f)  Amount is less than .01%.

TO OBTAIN INFORMATION:                     ADDITIONAL INFORMATION

BY TELEPHONE. For shareholder                  More information on each Fund is available
account inquiries call the Funds               free upon request, including the following:
at: 800-821-5129. For literature
requests call the Funds at:                    ANNUAL/SEMIANNUAL REPORT
800-874-3733.
                                               The Funds' Annual and Semiannual Report
BY MAIL. Write to the Funds at:                contain more information about each Fund's
The Lord Abbett Family of Funds                investments and performance. The Annual
90 Hudson Street                               Report also includes details about the
Jersey City, NJ 07302-3973                     market conditions and investment strategies
                                               that had a significant effect on each Fund's
VIA THE INTERNET.                              performance during the last fiscal year. The
LORD, ABBETT & CO. LLC                         Reports are available free of charge, at
www.LordAbbett.com                             www.LordAbbett.com, and through other means,
                                               as indicated on the left.
Text only versions of Fund
documents can be viewed online                 STATEMENT OF ADDITIONAL INFORMATION ("SAI")
or downloaded directly from the
SEC: www.sec.gov.                              Provides more details about the Fund and its
                                               policies. A current SAI is on file with the
You can also obtain copies by                  Securities and Exchange Commission ("SEC")
visiting the SEC's Public                      and is incorporated by reference (is legally
Reference Room in Washington, DC               considered part of this prospectus).
(phone 202-942-8090) or by                     Although the SAI is not available at
sending your request and a                     www.LordAbbett.com, the SAI is available
duplicating fee to the SEC's                   through other means, generally without
Public Reference Section,                      charge, as indicated on the left.
Washington, DC 20549-0102 or by
sending your request
electronically to
publicinfo@sec.gov.

[LORD ABBETT(R) LOGO]

 Lord Abbett Mutual Fund shares                      Lord Abbett Securities Trust
      are distributed by:                              Lord Abbett All Value Fund
   LORD ABBETT DISTRIBUTOR LLC                         Lord Abbett International Opportunities Fund                  LST-Y-1
       90 Hudson Street -                              Lord Abbett Alpha Strategy Fund                               3/06
   Jersey City, NJ 07302-3973

                                                      SEC FILE NUMBER: 811-7538

[LORD ABBETT LOGO]

LORD ABBETT
  INTERNATIONAL CORE
    EQUITY FUND


                                                                        MARCH 1,
                                                                         2006


                                                                      PROSPECTUS

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


                                                                            PAGE
                              THE FUND

            What you should know   Goal                                       2
                  about the Fund   Principal Strategy                         2
                                   Main Risks                                 3
                                   Performance                                5
                                   Fees and Expenses                          7
                                   Additional Investment Information          9
                                   Management                                 14

                              YOUR INVESTMENT

                 Information for   Purchases                                  16
                        managing   Sales Compensation                         32
                       your Fund   Opening Your Account                       38
                         account   Redemptions                                40
                                   Distributions and Taxes                    41
                                   Services For Fund Investors                43

                              ADDITIONAL INFORMATION

               How to learn more   Back Cover
              about the Fund and
               other Lord Abbett
                           Funds

                                    THE FUND

GOAL

     The Fund's investment objective is to seek long-term capital appreciation.

PRINCIPAL STRATEGY


     To pursue its goal, the Fund primarily invests in a diversified portfolio of equity securities of large foreign companies that we believe are undervalued. Under normal circumstances, the Fund will diversify its investments among a number of different countries throughout the world and will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large companies. A large company is defined as a company included among the largest 80% of companies in terms of market capitalization in each country represented in the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE(R) Index"), a widely used benchmark for international stock performance. As of January 31, 2006, the market capitalization range of the MSCI EAFE(R) Index was $430 million to $24.7 billion. This range varies daily. Equity securities may include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.


     The Fund's valuation-based investment approach seeks to highlight companies whose market prices are at the greatest discount to their ECONOMIC VALUES taking into account our perception of the investment risks. The Fund attempts to take advantage of the short-term fluctuation of stock prices around the long-term measure of economic value, generally investing in opportunities that are at a significant discount to this measure. The Fund uses a BOTTOM-UP INVESTMENT RESEARCH approach to identify

[SIDENOTE]

WE OR THE FUND OR INTERNATIONAL CORE EQUITY FUND refers to the Lord Abbett International Core Equity Fund, a portfolio or series of Lord Abbett Securities Trust (the "Trust").

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

ECONOMIC VALUE or intrinsic value is the amount that an informed buyer would pay to own the entire business today. It is based on an assessment of the net assets of a company and the estimated future cash flows those assets will create in relation to the apparent business risk being taken.

A BOTTOM-UP INVESTMENT RESEARCH approach is based on in-depth analysis of a company's financial statements, business strategy, management competence and overall industry trends, among other factors. Companies might be identified from investment research analysis or personal knowledge of their products and services.

     companies we believe to be attractive, long-term investment opportunities. The approach incorporates the following:

     - A fundamental analysis of both companies and industries. This analysis attempts to determine the relative economic value of a business and support an assessment of the inherent investment risks.

     -  An emphasis on absolute value and cross-border industry comparison.

     - An analysis of industry, sector and economic trends. We seek to optimize various investment strategies across sectors and regions and control overall portfolio risk characteristics.

     - Use of various quantitative models and screening tools to provide support for the construction of the portfolio.

     Generally, we sell stocks in the following circumstances. Sales occur when we think a stock has exceeded its estimated long-term economic value, or when we believe we have found a superior alternative investment opportunity. We sell a stock when there has been a change in the fundamental company, industry or country factors that supported the original investment. In addition, we may sell an investment when a company's management has deviated from its financial plan or corporate strategy, or in order to control various industry, sector or country risk exposure levels.

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with equity investing. This means the value of your investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. The market may fail to recognize the intrinsic value of particular stocks for a long time. In addition, if the Fund's assessment of a company's value or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market. Certain investments may never reach what we think is their full value or may go down in value.

     Foreign securities in which the Fund primarily invests generally pose greater risks than domestic securities. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls. With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes, and political or social instability that could affect investments in those countries.

     Investing in foreign companies generally involves some degree of information risk. That means that key information about an issuer, security or market may be inaccurate or unavailable.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

                                                       -------------------------
INTERNATIONAL CORE EQUITY FUND                         Symbols: Class A - LICAX
                                                                Class B - LICBX
                                                                Class C - LICCX
                                                                Class P - LICPX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


     The bar chart shows the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. Performance for the Fund's other share classes will vary due to the different expenses each class bears.


[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) - CLASS A SHARES
--------------------------------------------------------------------------------

2004    14.2%
2005    17.1%

BEST QUARTER 4th Q '04    +14.9%
WORST QUARTER 2nd Q '04    -1.0%


     The table below shows how the average annual total returns of the Fund's Class A, B, C and P shares compare to those of the MSCI EAFE(R) Index. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.


     The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax-situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans

                                                  INTERNATIONAL CORE EQUITY FUND

     or individual retirement accounts. After-tax returns for Class B, Class C, and Class P shares are not shown in the table and will vary from those shown for Class A Shares.


================================================================================

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2005

--------------------------------------------------------------------------------


                                                                        LIFE OF
SHARE CLASS                                              1 YEAR          FUND(1)
Class A Shares
Return Before Taxes                                      10.33%          12.25%
Return After Taxes on Distributions                       9.32%          11.72%
Return After Taxes on Distributions and Sales
 of Fund Shares                                           6.84%          10.21%
Class B Shares                                           12.46%          13.61%
Class C Shares                                           16.46%          14.92%
Class P Shares                                           17.11%          15.54%
MSCI EAFE(R) Index ("With Gross Dividends")(2)
 (reflects no deduction
 for fees, expenses or taxes)                            14.02%          17.31%
MSCI EAFE(R) Index ("With Net Dividends")(2)(3)
 (reflects no deductions
  for fees or expenses, but reflects deduction
  of withholding taxes.)                                 13.54%          16.84%


(1)  The SEC declared the Fund effective on 12/31/03 for all classes of shares.

(2) The performance of each unmanaged index is not necessarily representative of the Fund's performance.

(3) The MSCI EAFE(R) Index assumes reinvestment of all dividends and distributions. "Net Dividends" reflects a reduction in dividends after taking into account the withholding of taxes by certain foreign countries represented in the MSCI EAFE(R) Index.

                                                  INTERNATIONAL CORE EQUITY FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                          CLASS A      CLASS B(1)    CLASS C        CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales
 Charge on Purchases
(as a % of offering price)                  5.75%(2)      none         none          none
Maximum Deferred
 Sales Charge
 (See "Purchases")(3)                       none(4)       5.00%        1.00%(5)      none
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees
 (See "Management")                         0.75%         0.75%        0.75%         0.75%
Distribution and Service
 (12b-1) Fees(6)(7)                         0.35%         1.00%        1.00%         0.45%
Other Expenses(6)(8)                        0.55%         0.55%        0.55%         0.55%(7)
Total Operating
 Expenses(6)(8)                             1.65%         2.30%        2.30%         1.75%(7)


(1) Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.

(2) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."

(3) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(4) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 12 months (24 months if shares were purchased prior to November 1, 2004) following certain purchases made without a sales charge.

(5) A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.


(6) These amounts have been restated from fiscal year amounts to reflect current fees and expenses.

(7) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

(8) For the fiscal year ending October 31, 2006, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses to the extent necessary to maintain Total Annual Operating Expenses at an aggregate rate of 1.75% of average daily net assets for Class A shares, 2.40% of average daily net assets for Class B and C shares and 1.85% of average daily net assets for Class P shares.


[SIDENOTE]

MANAGEMENT FEES are payable to Lord, Abbett & Co. LLC ("Lord Abbett") for the Fund's investment management.

12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.


OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                  INTERNATIONAL CORE EQUITY FUND

================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS                  1 YEAR     3 YEARS    5 YEARS   10 YEARS
Class A Shares              $   734    $   1,068  $  1,425   $  2,427
Class B Shares              $   733    $   1,018  $  1,430   $  2,476
Class C Shares              $   333    $     718  $  1,230   $  2,636
Class P Shares              $   178    $     551  $    949   $  2,062



You would have paid the following expenses if you did not redeem your shares:



                             1 YEAR     3 YEARS    5 YEARS   10 YEARS
Class A Shares              $   734    $   1,068  $  1,425   $  2,427
Class B Shares              $   233    $     718  $  1,230   $  2,476
Class C Shares              $   233    $     718  $  1,230   $  2,636
Class P Shares              $   178    $     551  $    949   $  2,062

ADDITIONAL INVESTMENT INFORMATION

     This section describes some of the investment techniques that might be used by the Fund and some of the risks associated with those techniques.

     ADJUSTING INVESTMENT EXPOSURE. The Fund will be subject to the risks associated with investments. The Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices and other factors. For example, the Fund may seek to hedge against certain market risks. These strategies may involve effecting transactions in derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants, and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with the Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses.

     CONVERTIBLE SECURITIES. The Fund may invest in convertible bonds and convertible preferred stocks. These investments tend to be more volatile than debt securities, but tend to be less volatile and produce more income than their underlying common stocks. The markets for convertible securities may be less liquid than markets for common stocks or bonds.

     DEPOSITARY RECEIPTS. The Fund may invest in American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information and other risks.

     EMERGING COUNTRIES. The Fund may invest in emerging country securities. Lord Abbett considers emerging markets to be those included in the MSCI Emerging Market Free Index. The securities markets of emerging countries tend to be less liquid, especially subject to greater price volatility, have a smaller market capitalization, have less government regulation and may not be subject to as extensive and frequent accounting, financial and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers located in certain emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions.

     FOREIGN CURRENCY TRANSACTIONS. The Fund may, but is not required to, engage in various types of foreign currency exchange transactions to seek to hedge against the risk of loss from changes in currency exchange rates. The Fund may employ a variety of investments and techniques, including spot and forward foreign currency exchange transactions, currency swaps, listed or over-the-counter (OTC) options on currencies, and currency futures and options on currency futures. Currently, the Fund generally does not intend to hedge most currency risks.

     There is no guarantee that these hedging activities will be successful, and they may result in losses. Although the Fund may use foreign currency transactions to hedge against adverse currency movements, foreign currency transactions involve the risk that anticipated currency movements will not be accurately predicted and that the Fund's hedging strategies will be ineffective. To the extent that the Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses. Foreign currency transactions may subject the Fund to the risk that the counterparty will be unable to honor its financial obligation to the Fund, and the risk that relatively small market movements may result in large changes in the value of a foreign currency instrument. If the Fund cross-hedges, the Fund will face the risk that the foreign currency instrument purchased will not correlate as expected with the position being hedged. Also, it may be difficult or impractical to hedge currency risk in many emerging countries.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may enter into financial futures contracts and options thereon for bona fide hedging purposes or to pursue risk management strategies. These transactions involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or in the OTC market. The Fund may not purchase or sell futures contracts or options on futures contracts on a CFTC regulated exchange for non-bona fide hedging purposes if the aggregated initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.


     LISTED OPTIONS ON SECURITIES. The Fund may purchase and write national securities exchange-listed put and call options on securities or securities indices. The Fund may use options for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). A "call option" is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. The Fund may write covered call options with respect to securities in its portfolio in an attempt to increase income and to provide greater flexibility in the disposition of portfolio securities. A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The Fund will not purchase an option if, as a result of such purchase, more than 10% of its net assets would be invested in premiums for such options. The Fund may only sell (write) covered put options to the extent that cover for such options does not exceed 15% of its net assets. The Fund may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of its net assets at the time an option is written.

     RISKS OF OPTIONS. Fund transactions, if any, involve additional risk of loss. Loss may result, for example, from adverse market movements, a lack of correlation between changes in the value of these derivative instruments and the Fund's assets being hedged, the potential illiquidity of the markets for derivative instruments, the risk that the counterparty to an OTC contract will fail to perform its obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions.


     SUPRANATIONAL ORGANIZATIONS. The Fund may invest in these entities which are designed or supported by one or more governments or governmental agencies to promote economic development. Examples include the Asian Development Bank, the European Coal and Steel Community, the European Community and the World Bank.

     PORTFOLIO TURNOVER RATE. The International Core Equity Fund took advantage of volatility in the markets in which it principally invests during the last fiscal year, which increased its portfolio turnover rate. The Fund typically expects a portfolio turnover rate of 60 to 100% however, in the current fiscal year the portfolio turnover rate was 100.87%. This rate varies from year to year. High turnover increases transaction costs and may increase taxable capital gains.

     TEMPORARY DEFENSIVE INVESTMENTS. At times the Fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities may include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by cash and obligations of the U.S. Government and its agencies and instrumentalities and comparable foreign fixed income securities. These investments could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.


     INFORMATION ON PORTFOLIO HOLDINGS. The Fund's Annual and Semiannual Reports, which are sent to shareholders and filed with the Securities and Exchange Commission ("SEC"), contain information about the Fund's portfolio holdings, including a complete schedule of holdings. The Fund also files its complete schedule of portfolio holdings with the SEC on Form N-Q as of the end of its first and third fiscal quarters.

     In addition, on or about the first day of the second month following each calendar quarter-end, the Fund makes publicly available a complete schedule of its portfolio holdings as of the last day of each such quarter. The Fund also may make publicly available Fund commentaries or fact sheets containing a discussion of select portfolio holdings and a list of up to the ten largest portfolio positions, among other things, and/or performance attribution information within thirty days following the end of each calendar quarter for which such information is made available. This information will remain available until the schedule, commentary, fact sheet or performance attribution information for the next quarter is publicly available. You may view this information for the most recently ended calendar quarter at www.LordAbbett.com or request a copy at no charge by calling Lord Abbett at 800-821-5129.

     For more information on the Fund's policies and procedures with respect to the disclosure of its portfolio holdings and ongoing arrangements to make available such information on a selective basis to certain third parties, please see "Investment Policies - Policies and Procedures Governing the Disclosure of Portfolio Holdings" in the Statement of Additional Information.


MANAGEMENT

     BOARD OF TRUSTEES. The Board oversees the management of the business and affairs of the Fund. The Board meets regularly to review the Fund's portfolio investments, performance, expenses, and operations. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. More than 75 percent of the members of the Board are independent of Lord Abbett.


     INVESTMENT ADVISER. The Fund's investment adviser is Lord, Abbett & Co. LLC, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $101 billion in 54 mutual funds and other advisory accounts as of December 30, 2005.


     Lord Abbett is entitled to an annual management fee based on the Fund's average daily net assets. The fee is calculated daily and payable monthly as follows:

          .75 of 1% on the first $1 billion of average daily net assets, .70 of 1% on the next $1 billion of average daily net assets, and .65 of 1% on average daily net assets over $2 billion.


     Based on this calculation, the management fee paid to Lord Abbett for the period ended October 31, 2005 was at an annual rate of .75% of 1% of the Fund's average daily net assets.


     In addition, Lord Abbett provides certain administrative services to the Fund for a fee at the annual rate of .04 of 1% of the Fund's average daily net assets. The Fund pays all expenses not expressly assumed by Lord Abbett. For more information about the services Lord Abbett provides to the Fund, see the Statement of Additional Information.

     Each year in December the Board considers whether to approve the continuation of the existing management and administrative services agreements between the Fund and Lord Abbett. A discussion regarding the basis for the Board's approval will be available in the Fund's Semiannual Report to Shareholders for the six-month period ending the following April.

     INVESTMENT MANAGERS. Lord Abbett uses a team of investment managers and analysts acting together to manage the Fund's investments. The Statement of Additional Information contains additional information about the managers' compensation, other accounts managed by them and their ownership of the Fund's shares.

     Harold Sharon and Vincent J. McBride head the investment management team and are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Sharon, Director, International Core Equity Management, joined Lord Abbett in 2003. From 2001 to 2003 he worked as a consultant for various financial and venture capital companies. Prior thereto, Mr. Sharon served as a Managing Director of Warburg Pincus Asset Management and Credit Suisse Asset Management. Mr. McBride, Senior Investment Manager, International Core Equity Management, joined Lord Abbett in 2003 from Warburg Pincus Asset Management and Credit Suisse Asset Management, where he served as Managing Director.

     The other members of the team are Yarek Aranowicz and Todor Petrov. Mr. Aranowicz joined Lord Abbett in 2003 from Warburg Pincus Asset Management and Credit Suisse Asset Management, where he served as Vice President, Head of Global Emerging Markets Funds. Mr. Petrov joined Lord Abbett in 2003 from Warburg Pincus Asset Management and Credit Suisse Asset Management, where he served as Associate Portfolio Manager.

                                 YOUR INVESTMENT

PURCHASES

     The Fund offers in this Prospectus four classes of shares: Classes A, B, C, and P. Each class represents investments in the same portfolio of securities, but each has different expenses, dividends and sales charges. Class A, B, and C shares are offered to any investor. Class P shares are offered to certain investors as described below. You may purchase shares at the net asset value ("NAV") per share determined after we receive your purchase order submitted in proper form, plus any applicable sales charge. We will not consider an order to be in proper form until we have certain identifying information required under applicable law. For more information, see "Opening Your Account."


     We reserve the right to modify, restrict or reject any purchase order or exchange request if the Fund or LORD ABBETT DISTRIBUTOR LLC determines that it is in the best interest of the Fund and its shareholders. All purchase orders are subject to our acceptance.


     PRICING OF SHARES. NAV per share for each class of Fund shares is calculated, under normal circumstances, each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. Assuming they are in proper form, purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day's NAV; orders placed after the close of trading on the NYSE will receive the next day's NAV.

     In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the most

[SIDENOTE]


LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor" or the "Distributor") acts as agent for the Fund to work with investment professionals that buy and/or sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

     recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques, and reflect the mean between the bid and asked prices. Unlisted fixed income securities having remaining maturities of 60 days or less are valued at their amortized cost.


     Securities for which prices or market quotations are not available, do not accurately reflect fair value in Lord Abbett's opinion, or have been materially affected by events occurring after the close of the market on which the security is principally traded are valued under fair value procedures approved by the Fund's Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, demand for a security (as reflected by its trading volume) is insufficient calling into question the reliability of the quoted price, or the security is relatively illiquid. The Fund may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Fund values its portfolio holdings, significant events, including broad market moves, may occur in the interim potentially affecting the values of foreign securities held by the Fund. The Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. The Fund's use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. A portion of the Fund's assets may be valued using fair value pricing.


     Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.


     EXCESSIVE TRADING AND MARKET TIMING. The Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices may disrupt management of the Fund, raise its expenses, and harm long-term shareholders. Volatility resulting from excessive trading may cause the Fund difficulty in implementing long-term investment strategies because it cannot anticipate the amount of cash it will have to invest. The Fund may be forced to sell portfolio securities at disadvantageous times to raise cash to allow for such excessive trading. This, in turn, could increase tax, administrative and other costs and adversely impact the Fund's performance.

     To the extent the Fund invests in foreign securities, the Fund may be particularly susceptible to excessive trading because many foreign markets close hours before the Fund values its portfolio holdings. This may allow significant events, including broad market moves, to occur in the interim, potentially affecting the values of foreign securities held by the Fund. The time zone differences among foreign markets may allow a shareholder to exploit differences in the Fund's share prices that are based on closing prices of foreign securities determined before the Fund calculates its NAV per share (known as "time zone arbitrage"). To the extent the Fund invests in securities that are thinly traded or relatively illiquid, the Fund may be particularly susceptible to excessive trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in short-term trading to take advantage of these pricing differences (known as "price arbitrage"). The Fund has adopted fair value procedures designed to adjust closing market prices of these types of securities to reflect what is believed to be their fair value at the time the Fund calculates its NAV per share. While there is no assurance, the Fund expects that the use of fair value pricing will reduce a shareholder's ability to engage in time zone arbitrage and price arbitrage to the detriment of other Fund shareholders. For more information about these procedures, see "Your Investment - Purchases - Pricing of Shares" above.

     The Fund's Board has adopted additional policies and procedures that are designed to prevent or stop excessive short-term trading and market timing ("frequent trading"). We also have longstanding procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and FINANCIAL INTERMEDIARIES that place orders on behalf of their clients. The Fund may modify its frequent trading policy and monitoring procedures, which are described below, from time to time without notice as and when deemed appropriate to enhance protection of the Fund and its shareholders.

     FREQUENT TRADING POLICY. Under the frequent trading policy, any Lord Abbett Fund shareholder redeeming Fund shares valued at $5,000 or more (other than shares of Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund) will be prohibited from investing in the Fund for 30 calendar days after the redemption. The policy applies to all redemptions and investments that are part of an exchange transaction or transfer of assets, but does not apply to certain other transactions described below. The frequent trading policy will not apply to redemptions by shareholders whose shares are held in an account maintained by a Financial Intermediary in an omnibus environment unless and until such time that the Financial Intermediary has the ability to implement the policy or substantially similar protective measures. The


[SIDENOTE]


FINANCIAL INTERMEDIARIES include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

     Distributor will encourage Financial Intermediaries to adopt such procedures. Certain types of investments will not be blocked and certain types of redemptions will not trigger a subsequent purchase block, including: (1) systematic purchases and redemptions, such as purchases made through reinvestment of dividends or other distributions, or certain automatic or systematic investment, exchange or withdrawal plans (such as payroll deduction plans, and the Fund's Invest-A-Matic and Systematic Withdrawal Plans); (2) RETIREMENT AND BENEFIT PLAN contributions, loans and distributions; and (3) purchase transactions involving certain transfers of assets, rollovers, Roth IRA conversions and IRA re-characterizations; provided that the Financial Intermediary maintaining the account is able to identify the transaction in its records as one of these transactions.

     MONITORING PROCEDURES. There are procedures in place to monitor the purchase, sale and exchange/transfer activity in Fund shares by investors and Financial Intermediaries that place orders on behalf of their clients. The procedures currently are designed to enable us to identify undesirable trading activity based on one or more of the following factors: the number of transactions, purpose, amounts involved, period of time involved, past transactional activity, our knowledge of current market activity, and trading activity in multiple accounts under common ownership, control or influence, among other factors. Other than as described above, Lord Abbett has not adopted a particular rule-set for identifying such excessive short-term trading activity, such as a specific number of transactions in Fund shares within a specified time period. However, as a general matter, Lord Abbett will treat any pattern of purchases and redemptions over a period of time as indicative of excessive short-term trading activity.

     If, based on these monitoring procedures, we believe that an investor is engaging in, or has engaged in, excessive trading or activity indicative of market timing, and the account is not maintained by a Financial Intermediary in


[SIDENOTE]


RETIREMENT AND BENEFIT PLANS include qualified and non-qualified retirement plans, deferred compensation plans and certain other employer sponsored retirement, savings or benefit plans, excluding Individual Retirement Accounts.

Lord Abbett offers a variety of retirement plans. Call 888-522-2388 for information about:

-    Traditional, Rollover, Roth and Education IRAs

-    Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts

-    Defined Contribution Plans
     an omnibus environment or by a Retirement and Benefit Plan recordkeeper or other agent, we will generally notify the investor to cease all such activity in the account. If the investor fails to do so, we will place a block on all further purchases or exchanges of the Fund's shares in the investor's account and inform the investor to cease all such activity in the account. The investor then has the option of maintaining any existing investment in the Fund, exchanging Fund shares for shares of Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, or redeeming the account. Investors electing to exchange or redeem Fund shares under these circumstances should consider that the transaction may be subject to a contingent deferred sales charge ("CDSC") or result in tax consequences. As stated above, although we generally notify the investor to cease all activity indicative of market timing prior to placing a block on further purchases or exchanges, we reserve the right to immediately place a block without prior notification.

     While we attempt to apply the efforts described above uniformly in all cases to detect excessive trading and market timing practices, there can be no assurance that we will succeed in identifying all such practices or that some investors will not employ tactics that evade our detection. In addition, although the Distributor encourages Financial Intermediaries to adhere to our policies and procedures when placing orders for their clients through omnibus accounts maintained with the Fund and encourages recordkeepers and other agents for Retirement and Benefit Plans to adhere to such policies and procedures when placing orders on behalf of their plan participants, there can be no assurance that such entities will do so. Moreover, the Distributor's ability to monitor these trades and/or implement the procedures may be severely limited. These circumstances may result in policies and procedures in place at certain Financial Intermediaries and Retirement and Benefit Plans that are less effective at detecting and preventing excessive trading than the policies and procedures adopted by the Distributor and other such entities.

     Omnibus account arrangements are a commonly used means for broker-dealers and other Financial Intermediaries, such as Retirement and Benefit Plan recordkeepers, to hold Fund shares on behalf of investors. A substantial portion of the Fund's shares may be held through omnibus accounts and/or held by Retirement and Benefit Plans. When shares are held in this manner,
     (1) the Distributor may not have any or complete access to the underlying investor or plan participant account information, and/or (2) the Financial Intermediaries or Retirement and Benefit Plan recordkeepers may be unable to implement or support our procedures. In such cases, the Financial Intermediaries or recordkeepers may be able to implement procedures or supply the Distributor with information that differs from that normally used by the Distributor. In such instances, the Distributor will seek to monitor purchase and redemption activity through the overall omnibus account(s) or Retirement and Benefit Plan account(s).

     If we identify activity that may be indicative of excessive short-term trading activity, we will notify the Financial Intermediary, recordkeeper or Retirement and Benefit Plan and request it to provide or review information on individual account transactions so that we or the Financial Intermediary, recordkeeper or Retirement and Benefit Plan may determine if any investors are engaged in excessive or short-term trading activity. If an investor is identified as engaging in undesirable trading activity, we will request that the Financial Intermediary, recordkeeper or Retirement and Benefit Plan take appropriate action to curtail the activity and will work with the relevant party to do so. Such action may include actions similar to those that the Distributor would take, such as placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades on a manual basis, either indefinitely or for a period of time. If we determine that the Financial Intermediary, recordkeeper or Retirement and Benefit Plan has not demonstrated adequately that it has taken appropriate action to curtail the excessive short-term trading, we may consider whether to terminate the relationship. The nature of these relationships also may inhibit or prevent the Distributor or the Fund from assuring the uniform assessment of CDSCs on investors, even though Financial Intermediaries operating in omnibus environments or Retirement and Benefit Plan recordkeepers have agreed to assess the CDSCs or assist the Distributor or the Fund in assessing them.

     SHARE CLASSES. You should read this section carefully to determine which class of shares is best for you and discuss your selection with your investment professional. You should make a decision only after considering various factors, including the expected effect of any applicable sales charges and the level of class expenses on your investment over time, the amount you wish to invest, and the length of time you plan to hold the investment. Class A shares are sold at the NAV per share, plus a front-end sales charge which may be reduced or eliminated for larger purchases as described below. Class B, C, and P shares are offered at the NAV per share with no front-end sales charge. Early redemptions of Class B and C shares, however, may be subject to a CDSC. Class A shares normally have the lowest annual expenses while Class B and C shares have the highest annual expenses. Generally, Class A dividends will be higher than dividends of the other share classes. As a result, in many cases if you are investing $100,000 or more and plan to hold the shares for a long time, you may find Class A shares suitable for you because of the expected lower expenses and the reduced sales charges available. You should discuss purchase options with your investment professional.


     FOR MORE INFORMATION ON SELECTING A SHARE CLASS, SEE "CLASSES OF SHARES" IN THE STATEMENT OF ADDITIONAL INFORMATION.

================================================================================
SHARE CLASSES
--------------------------------------------------------------------------------

CLASS A        -  normally offered with a front-end sales charge, which may be reduced or eliminated in certain circumstances

               -  generally lowest annual expenses due to lower 12b-1 fees

CLASS B        -  no front-end sales charge, but a CDSC is applied to shares redeemed before the sixth anniversary of purchase

               - higher annual expenses than Class A shares due to higher 12b-1 fees

               -  automatically converts to Class A shares after eight years

CLASS C        -  no front-end sales charge, but a CDSC is applied to shares redeemed before the first anniversary of purchase

               - higher annual expenses than Class A shares due to higher 12b-1 fees

CLASS P        -  available only to certain investors

               -  no front-end sales charge and no CDSC

               - lower annual expenses than Class B or Class C shares due to lower 12b-1 fees

================================================================================
FRONT-END SALES CHARGES - CLASS A SHARES
--------------------------------------------------------------------------------

                                                                   MAXIMUM
                                                    TO COMPUTE    DEALER'S
                              AS A        AS A       OFFERING    CONCESSION
                              % OF        % OF         PRICE       (% OF
                            OFFERING      YOUR        DIVIDE      OFFERING
YOUR INVESTMENT              PRICE     INVESTMENT     NAV BY       PRICE)
---------------------------------------------------------------------------
Less than $50,000              5.75%        6.10%       .9425          5.00%
$50,000to $99,999              4.75%        4.99%       .9525          4.00%
$100,000 to $249,999           3.95%        4.11%       .9605          3.25%
$250,000 to $499,999           2.75%        2.83%       .9725          2.25%
$500,000 to $999,999           1.95%        1.99%       .9805          1.75%
$1,000,000                  No Sales
 and over                    Charge                    1.0000              +

+ See "Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge."

Note: The above percentages may vary for particular investors due to rounding.

[SIDENOTE]

PLEASE INFORM THE FUND OR YOUR FINANCIAL INTERMEDIARY AT THE TIME OF YOUR PURCHASE OF FUND SHARES IF YOU BELIEVE YOU QUALIFY FOR A REDUCED FRONT-END SALES CHARGE.

     REDUCING YOUR CLASS A SHARE FRONT-END SALES CHARGES. As indicated in the above chart, you may purchase Class A shares at a discount if you qualify under the circumstances outlined below. To receive a reduced front-end sales charge, you must let the Fund or your Financial Intermediary know at the time of your purchase of Fund shares that you believe you qualify for a discount. If you or a related party have holdings of ELIGIBLE FUNDS in other accounts with your Financial Intermediary or with other Financial Intermediaries that may be combined with your current purchases in determining the sales charge as described below, you must let the Fund or your Financial Intermediary know. You may be asked to provide supporting account statements or other information to allow us or your Financial Intermediary to verify your eligibility for a discount. If you or your Financial Intermediary do not notify the Fund or provide the requested information, you may not receive the reduced sales charge for which you otherwise qualify. Class A shares may be purchased at a discount if you qualify under either of the following conditions:


     - RIGHTS OF ACCUMULATION - A Purchaser may combine the value at the current public offering price of Class A, B, C, and P shares of any Eligible Fund already owned with a new purchase of Class A shares of any Eligible Fund in order to reduce the sales charge on the new purchase.

     - LETTER OF INTENTION - A Purchaser may combine purchases of Class A, B, C, and P shares of any Eligible Fund the Purchaser intends to make over a 13-month period in determining the applicable sales charge. Current holdings under Rights of Accumulation may be included in a Letter of Intention. Shares purchased through reinvestment of dividends or distributions are not included. A Letter of Intention may be backdated up to 90 days.

     The term "Purchaser" includes: (1) an individual; (2) an individual, his or her spouse, and children under the age of 21; (3) a Retirement and Benefit Plan including a 401(k) plan, profit-sharing plan, money purchase plan,

[SIDENOTE]

ELIGIBLE FUND. An "Eligible Fund" is any Lord Abbett-sponsored fund except for
(1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such fund is not offered for sale; (2) Lord Abbett Series Fund, Inc.; (3) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett sponsored funds); and (4) any other fund the shares of which are not available to the investor at the time of the transaction due to a limitation on the offering of the fund's shares. An Eligible Fund also is any Authorized Institution's affiliated money market fund meeting criteria set by Lord Abbett Distributor as to certain omnibus account and other criteria.

     defined benefit plan, SIMPLE IRA plan, SEP IRA plan, and 457(b) plan sponsored by a governmental entity, non-profit organization, school district or church to which employer contributions are made; or (4) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account. An individual may include under item (1) his or her holdings in Eligible Funds as described above in Individual Retirement Accounts ("IRAs"), as a sole participant of a Retirement and Benefit Plan sponsored by the individual's business, and as a participant in a 403(b) plan to which only pre-tax salary deferrals are made. An individual and his or her spouse may include under item (2) their holdings in IRAs, and as the sole participants in IRAs, and as the sole participants in Retirement and Benefit Plans sponsored by a business owned by either or both of them. A Retirement and Benefit Plan under item (3) includes all qualified Retirement and Benefit Plans of a single employer and its consolidated subsidiaries, and all qualified Retirement and Benefit Plans of multiple employers registered in the name of a single bank trustee. A Purchaser may include holdings of Class A, B, C, and P shares of Eligible Funds as described above in accounts with Financial Intermediaries for purposes of calculating the front-end sales charges.

     FOR MORE INFORMATION ON ELIGIBILITY FOR THESE PRIVILEGES, READ THE APPLICABLE SECTIONS IN THE APPLICATION AND THE STATEMENT OF ADDITIONAL INFORMATION. THIS INFORMATION ALSO IS AVAILABLE UNDER "LORD ABBETT FUNDS" AT www.LordAbbett.com OR BY CALLING LORD ABBETT AT 800-821-5129 (AT NO CHARGE.)

     CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Class A shares may be purchased without a front-end sales charge under any of the following conditions:

     -  purchases of $1 million or more, *

     - purchases by Retirement and Benefit Plans with at least 100 eligible employees, *


     - purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases, *

     - purchases made with dividends and distributions on Class A shares of another Eligible Fund,

     - purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for Class A shares,

     - purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,

     - purchases made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services (including so-called "mutual fund wrap account programs"), provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases,

     - purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,

     - purchases by each Lord Abbett-sponsored fund's Directors or Trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers),


     - purchases through a broker-dealer for clients that participate in an arrangement with the broker-dealer under which the client pays the broker-dealer a fee based on the total asset value of the client's account for all or a specified number of securities transactions, including purchases of mutual fund shares, in the account during a certain period.

        SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR A LISTING OF OTHER CATEGORIES OF PURCHASES THAT QUALIFY FOR CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE.


        *  THESE CATEGORIES MAY BE SUBJECT TO A CDSC.

     DEALER CONCESSIONS ON CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Except as otherwise set forth in the following paragraphs, Lord Abbett Distributor may pay Dealers distribution-related compensation (i.e., concessions) according to the Schedule set forth below under the following circumstances:

     -  purchases of $1 million or more,

     - purchases by Retirement and Benefit Plans with at least 100 eligible employees, or

     - purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans in connection with multiple fund family recordkeeping platforms and have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases ("Alliance Arrangements").

     Dealers receive concessions described below on purchases made within a 12-month period beginning with the first NAV purchase of Class A shares for the account. The concession rate resets on each anniversary date of the initial NAV purchase, provided that the account continues to qualify for treatment at NAV. Current holdings of Class B, C, and P shares will be included for purposes of calculating the breakpoints in the Schedule below and the amount of the concessions payable with respect to the Class A shares investment. Concessions may not be paid with respect to Alliance Arrangements unless Lord Abbett Distributor can monitor the applicability of the CDSC. In addition, if a Financial Intermediary decides to waive receipt of the concession, any CDSC that might otherwise have applied to any such purchase will be waived.

Financial Intermediaries should contact Lord Abbett Distributor for more complete information on the commission structure.


================================================================================
DEALER CONCESSION SCHEDULE - CLASS A SHARES
(FOR CERTAIN PURCHASES WITHOUT A FRONT-END SALES CHARGE)
--------------------------------------------------------------------------------

The dealer concession received is based on the amount of the Class A share investment as follows:

                              FRONT-END
CLASS A INVESTMENTS           SALES CHARGE*    DEALER'S CONCESSION
------------------------------------------------------------------
First $5 million              None              1.00%
Next $5 million above that    None              0.55%
Next $40 million above that   None              0.50%
Over $50 million              None              0.25%


* Class A shares purchased without a sales charge will be subject to a 1% CDSC if they are redeemed on or before the 12th month (24th month if shares were purchased prior to November 1, 2004) after the month in which the shares were initially purchased. For Alliance Arrangements involving Financial Intermediaries offering multiple fund families to Retirement or Benefit Plans, the CDSC normally will be collected only when a Plan effects a complete redemption of all or substantially all shares of all Lord Abbett-sponsored funds in which the Plan is invested.


================================================================================

CONTINGENT DEFERRED SALES CHARGE (CDSC)


A CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are redeemed, whichever is lower. In addition, repayment of loans under Retirement and Benefit Plans will constitute new sales for purposes of assessing the CDSC.

To minimize the amount of any CDSC, the Fund redeems shares in the following order:

     1. shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)

     2. shares held for six years or more (Class B), or one year or more after the month of purchase (two years or more after the month of purchase if shares were purchased prior to November 1, 2004) (Class A), or one year or more (Class C)

     3. shares held the longest before the sixth anniversary of their purchase (Class B), or before the first anniversary after the month of their purchase (second anniversary after the month of their purchase if shares were purchased prior to November 1, 2004) (Class A) or before the first anniversary of their purchase (Class C)

     CLASS A SHARE CDSC. If you buy Class A shares of the Fund under one of the starred (*) categories listed above or if you acquire Class A shares in exchange for Class A shares of another Lord Abbett-sponsored fund subject to a CDSC and you redeem any of the Class A shares on or before the 12th month (24th month if shares were purchased prior to November 1, 2004) after the month in which you initially purchased those shares, a CDSC of 1% normally will be collected.

     The Class A share CDSC generally will not be assessed under the following circumstances:


     - benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service, or any excess distribution under Retirement and Benefit Plans (documentation may be required)


     - redemptions by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor, provided the Plan has not redeemed all, or substantially all, of its assets from the Lord Abbett-sponsored funds


     - ELIGIBLE MANDATORY DISTRIBUTIONS under 403(b) Plans and individual retirement accounts


     CLASS B SHARE CDSC. The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC will be remitted to Lord Abbett Distributor. The CDSC

[SIDENOTE]

BENEFIT PAYMENT DOCUMENTATION. (Class A CDSC only) Requests for benefit payments of $50,000 or more must be in writing. Use the address indicated under "Opening your Account."

ELIGIBLE MANDATORY DISTRIBUTIONS. If Class A or B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a mandatory distribution that bears the same relation to the entire mandatory distribution as the Class A or B share investment bears to the total investment.

     declines the longer you own your shares, according to the following schedule:

================================================================================
CONTINGENT DEFERRED SALES CHARGES - CLASS B SHARES
--------------------------------------------------------------------------------

ANNIVERSARY(1) OF                          CONTINGENT DEFERRED SALES
THE DAY ON WHICH                           CHARGE ON REDEMPTION
THE PURCHASE ORDER                         (AS % OF AMOUNT SUBJECT
WAS ACCEPTED                               TO CHARGE)
On                         Before
                             1st                    5.0%
1st                          2nd                    4.0%
2nd                          3rd                    3.0%
3rd                          4th                    3.0%
4th                          5th                    2.0%
5th                          6th                    1.0%
on or after the 6th(2)                              None

(1) The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversary for shares purchased on May 1 will be May 1 of each succeeding year.

(2) Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.

     The Class B share CDSC generally will not be assessed under the following circumstances:


     - benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service, or any excess contribution or distribution under Retirement and Benefit Plans(documentation may be required)


     - Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts

     -  death of the shareholder

     - redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year)

        SEE "SYSTEMATIC WITHDRAWAL PLAN" UNDER "SERVICES FOR FUND INVESTORS" FOR MORE INFORMATION ON CDSCS WITH RESPECT TO CLASS B SHARES.

        CLASS C SHARE CDSC. The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of their purchase. The CDSC will be remitted to Lord Abbett Distributor.

     CLASS P SHARES. Class P shares have lower annual expenses than Class B and Class C shares, no front-end sales charge, and no CDSC. Class P shares are currently sold and redeemed at NAV in connection with (a) orders made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders; (b) orders for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders; and (c) orders made by or on behalf of a Financial Intermediary for clients participating in an IRA Rollover program sponsored by the Financial Intermediary that operates the program in an omnibus recordkeeping environment and has entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders.

     REINVESTMENT PRIVILEGE. If you redeem shares of the Fund, you have a one-time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you redeemed your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

SALES COMPENSATION

     As part of its plan for distributing shares, the Fund and Lord Abbett Distributor pay sales and service compensation to AUTHORIZED INSTITUTIONS that sell the Fund's shares and service its shareholder accounts.

     As shown in the table "Fees and Expenses," sales compensation originates from sales charges, which are paid directly by shareholders, and 12b-1 distribution fees,

[SIDENOTE]

AUTHORIZED INSTITUTIONS are institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 Plan. Lord Abbett Distributor is an Authorized Institution.

12b-1 FEES ARE PAYABLE REGARDLESS OF EXPENSES. The amounts payable by the Fund need not be directly related to expenses. If Lord Abbett Distributor's actual expenses exceed the fee payable to it, the Fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the full amount of the fee.

     which are paid by the Fund. Service compensation originates from 12b-1 service fees. Because 12b-1 fees are paid on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees are accrued daily at annual rates based upon average daily net assets as follows:

FEE              CLASS A      CLASS B       CLASS C        CLASS P
------------------------------------------------------------------
Service              .25%         .25%          .25%           .20%
Distribution         .10%*        .75%          .75%           .25%

* Until October 1, 2004 the Fund also paid a one-time distribution fee of up to 1% on certain qualifying purchases, which is generally amortized over a two-year period. Effective October 1, 2004, the Distributor commenced payment of such one-term distribution fee. See "Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge."

     The Rule 12b-1 plans for Class A and Class P shares provide that the maximum payments that may be authorized by the Board are .50% and .75%, respectively. We may not pay compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation. In such cases, we will not require payment of any otherwise applicable CDSC.

     SALES ACTIVITIES. We may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity that is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to the Fund's Class A and Class C shares for activities that are primarily intended to result in the sale of such Class A and Class C shares, respectively. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, additional concessions to Authorized Institutions, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

     SERVICE ACTIVITIES. We may pay 12b-1 service fees to Authorized Institutions for any activity that is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

     REVENUE SHARING AND OTHER PAYMENTS TO DEALERS AND FINANCIAL INTERMEDIARIES. In addition to the various sales commissions and 12b-1 fees described above, Lord Abbett, Lord Abbett Distributor and the Fund may make other payments to dealers and other firms authorized to accept orders for Fund shares (collectively, "Dealers").


     Lord Abbett or Lord Abbett Distributor makes payments to Dealers in its sole discretion, at its own expense and without cost to the Fund or the Fund's shareholders. The payments may be for:


     -  marketing and/or distribution support for Dealers;

     - the Dealers' and their investment professionals' shareholder servicing efforts;

     - training and education activities for the Dealers, their investment professionals and/or their clients or potential clients; and/or


     - certain information regarding Dealers and their investment professionals;

     - sponsoring or otherwise bearing, in part or in whole, the costs for other meetings of Dealers' investment professionals and/or their clients or potential clients;

     - the purchase of products or services from the Dealers, such as investment research, software tools or data for investment analysis purposes; and/or

     - certain Dealers' costs associated with orders relating to Fund shares ("ticket charges").

     Some of these payments may be referred to as revenue sharing payments. Most of these payments are intended to reimburse Dealers directly or indirectly for the costs that they or their investment professionals incur in connection with educational seminars and training efforts about the Lord Abbett Funds to enable the Dealers and their investment professionals to make recommendations and provide services that are suitable and useful in meeting shareholder needs, as well as to maintain the necessary infrastructure to make the Lord Abbett Funds available to shareholders. The costs and expenses related to these efforts may include travel, lodging, entertainment and meals, among other things. In addition, Lord Abbett Distributor may, for specified periods of time, decide to forgo the portion of any front-end sales charges to which it normally is entitled and allow Dealers to retain the full sales charge for sales of Fund shares. In some instances, these temporary arrangements will be offered only to certain Dealers expected to sell significant amounts of Fund shares.

     Lord Abbett or Lord Abbett Distributor, in its sole discretion, determines the amounts of payments to Dealers, with the exception of purchases of products or services and certain expense reimbursements. Lord Abbett and Lord Abbett Distributor consider many factors in determining the basis or amount of any additional payments to Dealers. The factors include the Dealer's sales, assets and redemption rates relating to Lord Abbett Funds, penetration of Lord Abbett Fund sales among investment professionals within the Dealer, and the potential to expand Lord Abbett's relationship with the Dealer. Lord Abbett and Lord Abbett Distributor also may take into account other business relationships Lord Abbett has with a Dealer, including other Lord Abbett financial products or advisory services sold by or provided to a Dealer or one or more of its affiliates. Based on its analysis of these factors, Lord Abbett groups Dealers into tiers, each of which is associated with a particular maximum amount of revenue sharing payments expressed as a percentage of assets of the Lord Abbett Funds attributable to that particular Dealer. The payments presently range from 0.02% to 0.1% of Lord Abbett Fund assets attributable to the Dealer and/or its investment professionals. The maximum payment limitations may not be inclusive of payments for certain items, such as training and education activities, other meetings, and the purchase of certain products and services from the Dealers. The Dealers within a particular tier may receive different amounts of revenue sharing or may not receive any. Lord Abbett or Lord Abbett Distributor may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any given Fund. In addition, Lord Abbett's formula for calculating revenue sharing payments may be different from the formulas that the Dealers use. Please refer to the Fund's Statement of Additional Information for additional information relating to revenue sharing payments.

     Neither Lord Abbett nor Lord Abbett Distributor makes payments directly to a Dealer's investment professionals, but rather they are made solely to the Dealer itself (with the exception of expense reimbursements related to the attendance of a Dealer's investment professionals at training and education meetings and at other meetings involving the Lord Abbett Funds). The Dealers receiving additional payments include those that may recommend that their clients consider or select the Fund or other Lord Abbett Funds for investment purposes, including those that may include one or more of the Lord Abbett Funds on a "preferred" or "recommended" list of mutual funds. In some circumstances, the payments may create an incentive for a Dealer or its investment professionals to recommend or sell shares of Lord Abbett Funds to a client over shares of other funds. For more specific information about any additional payments, including revenue sharing, made to your Dealer, please contact your investment professional.

     The Fund's portfolio transactions are not used as a form of sales-related compensation to Dealers that sell shares of the Lord Abbett Funds. Lord Abbett places the Fund's portfolio transactions with broker-dealer firms based on the firm's ability to provide the best net results from the transaction to the Fund. To the extent that Lord Abbett determines that a Dealer can provide the Fund with the best net results, Lord Abbett may place the Fund's portfolio transactions with the Dealer even though it sells or has sold shares of the Fund. In no event, however, does or will Lord Abbett give any consideration to a Dealer's sales in deciding which Dealer to choose to execute the Fund's portfolio transactions. Lord Abbett maintains policies and procedures designed to ensure that it places portfolio transactions based on the Fund's receipt of the best net results only. These policies and procedures also permit Lord Abbett to give consideration to proprietary investment research a Dealer may provide to Lord Abbett.

     In addition to the payments from Lord Abbett or Lord Abbett Distributor described above, from time to time, the Lord Abbett Funds may enter into arrangements with and pay fees to Financial Intermediaries that provide recordkeeping services to certain groups of investors in the Lord Abbett Funds, including participants in Retirement and Benefit Plans, investors in mutual fund advisory programs, investors in variable insurance products and clients of Financial Intermediaries that operate in an omnibus environment (collectively, "Investors"). The recordkeeping services typically include:
     (a) establishing and maintaining Investor accounts and records; (b) recording Investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to Investors; (e) furnishing proxy materials, periodic Lord Abbett Fund reports, prospectuses and other communications to Investors as required; (f) transmitting Investor transaction information; and (g) providing information in order to assist the Lord Abbett Funds in their compliance with state securities laws. The fees the Lord Abbett Funds pay: (1) are designed to be equal to or less than the fees the Funds would pay to their transfer agent for similar services; and (2) do not relate to distribution services. The Lord Abbett Funds understand that, in accordance with guidance from the U.S. Department of Labor, Retirement and Benefit Plans, sponsors of qualified retirement plans and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the Retirement and

     Benefit Plans or the Investors. This may take the form of recordkeepers passing the fees through to their clients or reducing the clients' charges by the amount of fees the recordkeeper receives from mutual funds.

     The Lord Abbett Funds may also pay fees to broker-dealers for networking services. Networking services may include but are not limited to:

     -  establishing and maintaining individual accounts and records;

     -  providing client account statements; and

     -  providing 1099 forms and other tax statements.

     The networking fees that the Lord Abbett Funds pay to broker-dealers normally result in reduced fees to the transfer agent, which would otherwise provide these services.


OPENING YOUR ACCOUNT

     IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT REQUIRED BY THE USA PATRIOT ACT. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions including the Fund to obtain, verify, and record information that identifies each person who opens an account. What this means for you - when you open an account, we will ask for your name, address, date of birth, Social Security Number or similar number, and other information that will allow us to identify you. We will ask for similar information in the case of persons who will be signing on behalf of a legal entity that will own the account. We also may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your Application. Your monies will not be invested until we have all required information. You also should know that we may verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, the Fund reserves the right to reject purchase orders accompanied by cash, cashier's checks, money orders, bank drafts, traveler's checks, and third party or double-endorsed checks, among others.

     MINIMUM INITIAL INVESTMENT

     -  Regular Account                                                   $  1,000
     -  Individual Retirement Accounts and
        403(b) Plans under the Internal Revenue Code                      $    250
     -  Uniform Gift to Minor Account                                     $    250
     -  Invest-A-Matic                                                    $    250

     No minimum investment is required for certain Retirement and Benefit Plans and for certain purchases through Financial Intermediaries that charge their clients a fee for services that include investment advisory or management services.


     You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor, or you can fill out the Application and send it to the Fund at the address stated below. You should note that your purchases and other transactions may be subject to review and verification on an ongoing basis. Please carefully read the paragraph below entitled "Proper Form" before placing your order to ensure that your order will be accepted.


     LORD ABBETT INTERNATIONAL CORE EQUITY FUND
     P.O. Box 219336
     Kansas City, MO 64121

     PROPER FORM. An order submitted directly to the Fund must contain: (1) a completed application with all applicable requested information, and (2) payment by check. When purchases are made by check, redemption proceeds will not be paid until the Fund or transfer agent is advised that the check has cleared, which may take up to 15 calendar days. For more information, please call the Fund at 800-821-5129.

     BY EXCHANGE. Please call the Fund at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.

REDEMPTIONS


     Redemptions of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In the case of redemptions involving Retirement and Benefit Plans, you may be required to provide the Fund with one or more completed forms before your order will be executed. For more information, please call 800-821-5129. To determine if a CDSC applies to a redemption, see "Class A Share CDSC," "Class B Share CDSC," or "Class C Share CDSC."


     BY BROKER. Call your investment professional for instructions on how to redeem your shares.

     BY TELEPHONE. To obtain the proceeds of a redemption of less than $50,000 from your account, you or your representative should call the Fund at 800-821-5129.

     BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to redeem and include all necessary signatures.

     Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

     If the signer has any legal capacity (i.e., the authority of an individual to act on behalf of an entity or other person(s)), the signature and capacity must be guaranteed by an ELIGIBLE GUARANTOR. Certain other legal documentation

[SIDENOTE]

SMALL ACCOUNTS. The Board may authorize closing any account in which there are fewer than 25 shares if it is in the Fund's best interest to do so.

ELIGIBLE GUARANTOR is any broker or bank that is usually a member of the medallion stamp program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.

     may be required. For more information regarding proper documentation, please call 800-821-5129.

     A GUARANTEED SIGNATURE is designed to protect you from fraud by verifying your signature. We require a Guaranteed Signature by an Eligible Guarantor on requests for:

     - a redemption check for which you have the legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate or on behalf of a corporation),

     - a redemption check payable to anyone other than the shareholder(s) of record,

     - a redemption check to be mailed to an address other than the address of record,

     - a redemption check payable to a bank other than the bank we have on file, or

     -  a redemption for $50,000 or more.

     REDEMPTIONS IN KIND. The Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that the Fund would do so except in unusual circumstances. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

DISTRIBUTIONS AND TAXES

     The Fund expects to pay you dividends from its net investment income annually and expects to distribute any net capital gains annually as "capital gains distributions."

     Distributions will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash. For distributions payable on accounts other than those held in the name of your dealer, if you instruct the Fund to pay your distributions in cash, and the Post Office is unable to deliver one or more of your checks or one or more of your checks remains uncashed for a certain period, the Fund reserves the right to reinvest your checks in your account at the NAV on the day of the reinvestment following such

[SIDENOTE]

GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

-    In the case of an estate -

     Robert A. Doe
     Executor of the Estate of
     John W. Doe

[Date]

[SEAL]

-    In the case of a corporation -
     ABC Corporation

     Mary B. Doe

     By Mary B. Doe, President
     [Date]

[SEAL]
     period. In addition, the Fund reserves the right to reinvest all subsequent distributions in additional Fund shares in your account. No interest will accrue on checks while they remain uncashed before they are reinvested or on amounts represented by uncashed redemption checks. There are no sales charges on reinvestments.

     The Fund's distributions are taxable to you in the year they are considered received for tax purposes. Distributions of investment income and short-term capital gains are taxable to you as ordinary income; however, certain qualified dividends that the Fund receives and distributes to you may be subject to a reduced tax rate if you meet holding period and certain other requirements. Distributions of net long-term capital gains are taxable to you as long-term capital gains. This tax treatment of distributions of net long-term capital gains applies regardless of how long you have owned Fund shares or whether distributions are reinvested or paid in cash.

     Except in tax-advantaged accounts, any sale, redemption, or exchange of Fund shares may be taxable to you.

     If you buy shares when the Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

     Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by the Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of such distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

SERVICES FOR FUND INVESTORS

     AUTOMATIC SERVICES

     Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out the Application or by calling 800-821-5129.

FOR INVESTING

INVEST-A-MATIC      You can make fixed, periodic investments ($250 initial and
(Dollar-cost        $50 subsequent minimum) into your Fund account by means of
averaging)          automatic money transfers from your bank checking account.
                    See the Application for instructions.

DIV-MOVE You can automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($50 minimum).

For Selling Shares

SYSTEMATIC          You can make regular withdrawals from most Lord
WITHDRAWAL          Abbett-sponsored funds. Automatic cash withdrawals will be
PLAN ("SWP")        paid to you from your account in fixed or variable amounts.
                    To establish a SWP, the value of your shares for Class A or
                    Class C must be at least $10,000, and for Class B the value of your shares must be at least $25,000, except in the case of a SWP established for Retirement and Benefit Plans, for which there is no minimum. Your shares must be in
                    non-certificate form.

CLASS B SHARES      The CDSC will be waived on redemptions of up to 12% of the current net asset value of your account at the time of your
                    SWP request. For Class B share SWP redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the Fund for assistance in minimizing the CDSC in
                    this situation.

CLASS B AND         Redemption proceeds due to a SWP for Class B and Class C
CLASS C SHARES      shares will be redeemed in the order described under "CDSC"
                    under "Purchases."

     OTHER SERVICES

     TELEPHONE INVESTING. After we have received the Application (selecting "yes" under Section 8C and completing Section 7), you may instruct us by phone to have money transferred from your bank account to purchase shares of the Fund for an existing account. The Fund will purchase the requested shares when it receives the money from your bank.

     EXCHANGES. You or your investment professional may instruct the Fund to exchange shares of any class for shares of the same class of any Eligible Fund. Instructions may be provided in writing or by telephone, with proper identification, by calling 800-821-5129. The Fund must receive instructions for the exchange before the close of the NYSE on the day of your call, in which case you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes and may create a taxable situation for you (see "Distributions and Taxes" section). Be sure to read the current prospectus for any fund into which you are exchanging.

     ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.


     HOUSEHOLDING. We have adopted a policy that allows us to send only one copy of the Fund's prospectus, proxy material, Annual Report and Semiannual Report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call us at 800-821-5129 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.


[SIDENOTE]

TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.

EXCHANGE LIMITATIONS. As described under "Your Investment - Purchases," we reserve the right to reject or restrict any exchange request if the Fund or Lord Abbett Distributor determines it is in the best interest of the Fund and its shareholders. The Fund also may revoke the privilege for all shareholders upon 60 days' written notice.

     ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Fund at 800-821-5129.

     SYSTEMATIC EXCHANGE. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.

                                                  INTERNATIONAL CORE EQUITY FUND

                              FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal period indicated. "Total Return" shows how much your investment in the Fund would have increased (decreased) during the period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audit of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2005 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.



                                                         CLASS A SHARES
                                                 -------------------------------
                                                                   12/15/2003(a)
                                                 YEAR ENDED             TO
                                                 10/31/2005         10/31/2004
PER SHARE OPERATING PERFORMANCE                     2005               2004
NET ASSET VALUE, BEGINNING OF PERIOD             $    10.42        $       10.00
 Unrealized appreciation on investments                                      .15
 Net asset value on SEC Effective Date                             $       10.15
INVESTMENT OPERATIONS:
 Net investment income(b)                               .09                  .04
 Net realized and unrealized gain                      1.87                  .23
TOTAL FROM INVESTMENT OPERATIONS                       1.96                  .27
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                 (.01)                  --
 Net realized gain                                       --                   --
TOTAL DISTRIBUTIONS                                    (.01)                  --
NET ASSET VALUE, END OF PERIOD                   $    12.37        $       10.42
TOTAL RETURN(c)                                                             1.50%(d)(e)
TOTAL RETURN(c)                                       18.80%                2.66%(d)(f)
RATIOS TO AVERAGE NET ASSETS:
 Expenses, including expense reductions and
  expenses assumed                                     1.66%                1.50%(d)
 Expenses, excluding expense reductions and
  expenses assumed                                     1.66%                2.13%(d)
 Net investment income                                  .79%                 .40%(d)

                                                                   12/15/2003(a)
                                                 YEAR ENDED             TO
                                                 10/31/2005         10/31/2004
SUPPLEMENTAL DATA:                                  2005               2004
NET ASSETS, END OF PERIOD (000)                  $  235,563        $      58,484
PORTFOLIO TURNOVER RATE                              100.87%              142.16%

                                                  INTERNATIONAL CORE EQUITY FUND

                                                         CLASS B SHARES
                                                 -------------------------------
                                                                   12/15/2003(a)
                                                 YEAR ENDED             TO
                                                 10/31/2005         10/31/2004
PER SHARE OPERATING PERFORMANCE                     2005               2004
NET ASSET VALUE, BEGINNING OF PERIOD             $    10.36        $       10.00
 Unrealized appreciation on investments                                      .15
 Net asset value on SEC Effective Date                             $       10.15
INVESTMENT OPERATIONS:
 Net investment income (loss)(b)                        .03                 (.01)
 Net realized and unrealized gain                      1.85                  .22
TOTAL FROM INVESTMENT OPERATIONS                       1.88                  .21
NET ASSET VALUE, END OF PERIOD                   $    12.24        $       10.36
TOTAL RETURN(c)                                                             1.50%(d)(e)
TOTAL RETURN(c)                                       18.15%                2.07%(d)(f)
RATIOS TO AVERAGE NET ASSETS:
 Expenses, including expense reductions and
  expenses assumed                                     2.30%                2.04%(d)
 Expenses, excluding expense reductions and
  expenses assumed                                     2.30%                2.67%(d)
 Net investment income (loss)                           .22%                    (.14)%(d)

                                                                   12/15/2003(a)
                                                 YEAR ENDED             TO
                                                 10/31/2005         10/31/2004
SUPPLEMENTAL DATA:                                  2005               2004
NET ASSETS, END OF PERIOD (000)                  $   17,472        $       2,937
PORTFOLIO TURNOVER RATE                              100.87%              142.16%

                                                  INTERNATIONAL CORE EQUITY FUND

                                                         CLASS C SHARES
                                                 -------------------------------
                                                                   12/15/2003(a)
                                                 YEAR ENDED             TO
                                                 10/31/2005         10/31/2004
PER SHARE OPERATING PERFORMANCE                     2005               2004
NET ASSET VALUE, BEGINNING OF PERIOD             $    10.37        $       10.00
 Unrealized appreciation on investments                                      .15
 Net asset value on SEC Effective Date                             $       10.15
INVESTMENT OPERATIONS:
 Net investment income (loss)(b)                        .02                 (.01)
 Net realized and unrealized gain                      1.85                  .23
TOTAL FROM INVESTMENT OPERATIONS                       1.87                  .22
NET ASSET VALUE, END OF PERIOD                   $    12.24        $       10.37
TOTAL RETURN(c)                                                             1.50%(d)(e)
TOTAL RETURN(c)                                       18.03%                2.17%(d)(f)
RATIOS TO AVERAGE NET ASSETS:
 Expenses, including expense reductions and
  expenses assumed                                     2.30%                2.04%(d)
 Expenses, excluding expense reductions and
  expenses assumed                                     2.30%                2.67%(d)
 Net investment income (loss)                           .19%                (.14)%(d)

                                                                   12/15/2003(a)
                                                 YEAR ENDED             TO
                                                 10/31/2005         10/31/2004
SUPPLEMENTAL DATA:                                  2005               2004
NET ASSETS, END OF PERIOD (000)                  $   44,240        $       9,291
PORTFOLIO TURNOVER RATE                              100.87%              142.16%

                                                  INTERNATIONAL CORE EQUITY FUND


FINANCIAL HIGHLIGHTS (CONCLUDED)



                                                         CLASS P SHARES
                                                 -------------------------------
                                                                   12/15/2003(a)
                                                 YEAR ENDED             TO
                                                 10/31/2005         10/31/2004
PER SHARE OPERATING PERFORMANCE                     2005               2004
NET ASSET VALUE, BEGINNING OF PERIOD             $    10.41        $       10.00
 Unrealized appreciation on investments                                      .15
 Net asset value on SEC Effective Date                             $       10.15
INVESTMENT OPERATIONS:
 Net investment income(b)                               .07                  .04
 Net realized and unrealized gain                      1.88                  .22
TOTAL FROM INVESTMENT OPERATIONS                       1.95                  .26
NET ASSET VALUE, END OF PERIOD                   $    12.36        $       10.41
TOTAL RETURN(c)                                                             1.50%(d)(e)
TOTAL RETURN(c)                                       18.73%                2.56%(d)(f)
RATIOS TO AVERAGE NET ASSETS:
 Expenses, including expense reductions and
  expenses assumed                                     1.71%                1.55%(d)+
 Expenses, excluding expense reductions and
  expenses assumed                                     1.71%                2.18%(d)+
 Net investment income                                  .63%                 .35%(d)+

                                                                   12/15/2003(a)
                                                 YEAR ENDED             TO
                                                 10/31/2005         10/31/2004
SUPPLEMENTAL DATA:                                  2005               2004
NET ASSETS, END OF PERIOD (000)                  $       16        $          11
PORTFOLIO TURNOVER RATE                              100.87%              142.16%



+    The ratios have been determined on a Fund basis.

(a) Commencement of investment operations is December 15, 2003; SEC effective date is December 31, 2003; date shares became available to the public is January 2, 2004.

(b)  Calculated using average shares outstanding during the year.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d)  Not annualized.

(e)  Total return is for the period 12/15/2003 through 12/31/2003.

(f)  Total return is for the period 12/31/2003 through 10/31/2004.

TO OBTAIN INFORMATION:                     ADDITIONAL INFORMATION

BY TELEPHONE. For shareholder                  More information on the Fund is or
account inquiries call the Fund at:            will be available free upon
800-821-5129. For literature                   request, including the following:
requests call the Fund at:
800-874-3733.                                  ANNUAL/SEMIANNUAL REPORT

BY MAIL. Write to the Fund at: The             The Fund's Annual and Semiannual
Lord Abbett Family of Funds 90                 Reports contain more information
Hudson Street Jersey City, NJ                  about the Fund's investments and
07302-3973                                     performance. The Annual Report also
                                               includes details about the market
VIA THE INTERNET.                              conditions and investment
LORD, ABBETT & CO. LLC                         strategies that had a significant
www.LordAbbett.com                             effect on the Fund's performance
                                               during the last fiscal year. The
Text only versions of Fund                     Reports are available free of
documents can be viewed online or              charge, at www.LordAbbett.com, and
downloaded from the SEC:                       through other means, as indicated
www.sec.gov.                                   on the left.

You can also obtain copies by                  STATEMENT OF ADDITIONAL INFORMATION ("SAI")
visiting the SEC's Public Reference
Room in Washington, DC (phone                  Provides more details about the
202-942-8090) or by sending your               Fund and its policies. A current
request and a duplicating fee to               SAI is on file with the Securities
the SEC's Public Reference Section,            and Exchange Commission ("SEC") and
Washington, DC 20549-0102 or by                is incorporated by reference (is
sending your request electronically            legally considered part of this
to publicinfo@sec.gov.                         prospectus). Although the SAI is
                                               not available at
                                               www.LordAbbett.com, the SAI is
                                               available through other means,
                                               generally without charge, as
                                               indicated on the left.

[LORD ABBETT(R) LOGO]

     Lord Abbett Mutual Fund shares
          are distributed by:
      LORD ABBETT DISTRIBUTOR LLC               Lord Abbett Securities Trust                LST-1
           90 Hudson Street -                    Lord Abbett International Core Equity Fund (3/06)
  Jersey City, New Jersey 07302-3973

                                               SEC FILE NUMBER: 811-7538

[LORD ABBETT LOGO]

LORD ABBETT
 INTERNATIONAL CORE
   EQUITY FUND


                                                                        MARCH 1,
                                                                            2006


                                                                      PROSPECTUS

                                                                  CLASS Y SHARES

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                                            PAGE
                   THE FUND

  What you should know         Goal                                          2
        about the Fund         Principal Strategy                            2
                               Main Risks                                    3
                               Performance                                   5
                               Fees and Expenses                             7
                               Additional Investment Information             9
                               Management                                    14

                  YOUR INVESTMENT

       Information for         Purchases                                     16
              managing         Redemptions                                   25
             your Fund         Distributions and Taxes                       26
               account         Services For Fund Investors                   27

            ADDITIONAL INFORMATION

     How to learn more         Back Cover
    about the Fund and
     other Lord Abbett
                 Funds

                                    THE FUNDS

GOAL

     The Fund's investment objective is to seek long-term capital appreciation.

PRINCIPAL STRATEGY


     To pursue its goal, the Fund primarily invests in a diversified portfolio of equity securities of large foreign companies that we believe are undervalued. Under normal circumstances, the Fund will diversify its investments among a number of different companies throughout the world and will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. A large company is defined as a company included among the largest 80% of companies in terms of market capitalization in each country represented in the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE(R) Index"), a widely used benchmark for international stock performance. As of January 31, 2006, the market capitalization range of the MSCI EAFE Index was $430 million to $24.7 billion. This range varies daily. Equity securities may include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.


     The Fund's valuation-based investment approach seeks to highlight companies whose market prices are at the greatest discount to their ECONOMIC VALUES taking into account our perception of the investment risks. The Fund attempts to take advantage of the short-term fluctuation of stock prices around the long-term measure of economic value, generally investing in opportunities that are at a significant discount to this measure. The Fund uses a BOTTOM-UP INVESTMENT RESEARCH approach to

[SIDENOTE]

WE OR THE FUND OR INTERNATIONAL CORE EQUITY FUND refers to the Lord Abbett International Core Equity Fund, a portfolio or series of Lord Abbett Securities Trust (the "Trust").

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

ECONOMIC VALUE or intrinsic value is the amount that an informed buyer would pay to own the entire business today. It is based on an assessment of the net assets of a company and the estimated future cash flows those assets will create in relation to the apparent business risk being taken.

A BOTTOM-UP INVESTMENT RESEARCH approach is based on in-depth analysis of a company's financial statements, business strategy, management competence and overall industry trends, among other factors. Companies might be identified from investment research analysis or personal knowledge of their products and services.

     identify companies we believe to be attractive, long-term investment opportunities. The approach incorporates the following:

     - A fundamental analysis of both companies and industries. This analysis attempts to determine the relative economic value of a business and support an assessment of the inherent investment risks.

     -  An emphasis on absolute value and cross-border industry comparison.

     - An analysis of industry, sector and economic trends. We seek to optimize various investment strategies across sectors and regions and control overall portfolio risk characteristics.

     - Use of various quantitative models and screening tools to provide support for the construction of the portfolio.

     Generally, we sell stocks in the following circumstances. Sales occur when we think a stock has exceeded its estimated long-term economic value, or when we believe we have found a superior alternative investment opportunity. We sell a stock when there has been a change in the fundamental company, industry or country factors that supported the original investment. In addition, we may sell an investment when a company's management has deviated from its financial plan or corporate strategy, or in order to control various industry, sector or country risk exposure levels.

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with equity investing. This means the value of your investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. The market may fail to recognize the intrinsic value of particular stocks for a long time. In addition, if the Fund's assessment of a company's value or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market. Certain investments may never reach what we think is their full value or may go down in value.

     Foreign securities in which the Fund primarily invests generally pose greater risks than domestic securities. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls. With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes, and political or social instability that could affect investments in those countries.

     Investing in foreign companies generally involves some degree of information risk. That means that key information about an issuer, security or market may be inaccurate or unavailable.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

                                                        ------------------------
INTERNATIONAL CORE EQUITY FUND                          Symbol:  Class Y - LICYX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


     The bar chart shows the performance of the Fund's Class Y shares from calendar year to calendar year.


[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) -- CLASS Y SHARES
--------------------------------------------------------------------------------

2004       +14.6%
2005       +17.6%

BEST QUARTER 4th Q '04    +15.0%
WORST QUARTER 2nd Q '04   -0.9%


     The table below shows how the average annual total returns of the Fund's Class Y shares compare to those of the MSCI EAFE(R) Index.


     The after-tax returns of Class Y shares included in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401 (k) plans or individual retirement accounts.

                                                  INTERNATIONAL CORE EQUITY FUND

================================================================================

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2005

--------------------------------------------------------------------------------


                                                    LIFE OF
SHARE CLASS                               1 YEAR    FUND(1)
Class Y Shares
 Return Before Taxes                      17.60%     16.07%
 Return After Taxes
  on Distributions                        16.47%     15.46%
 Return After Taxes
  on Distributions and
  Sale of Fund Shares                     11.57%     13.47%
MSCI EAFE(R) Index
 ("With Gross Dividends")(2)
 (reflects no deduction for
 fees, expenses or taxes)                 14.02%     17.31%(3)
MSCI EAFE(R) Index                        13.54%     16.84%
 ("With Net Dividends")(2)(3)
 (reflects no deduction for
  fees or expenses, but reflects
  deduction of witholding taxes)


(1)  The SEC declared the Fund effective on 12/31/03.

(2) The performance of the unmanaged index is not necessarily representative of the Fund's performance.


(3) The MSCI EAFE(R) Index assumes reinvestment of all dividends and distributions. "Net Dividends" reflects a reduction in dividends after taking into account the witholding of taxes by certain foreign countries represented in the MSCi EAFE(R) Index.

                                                  INTERNATIONAL CORE EQUITY FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                                                               CLASS Y
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales
Charge on Purchases
 (as a % of offering price)                                                      none
Maximum Deferred
Sales Charge
 (See "Purchases")                                                               none
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees
 (See "Management")                                                              0.75%
Other Expenses                                                                   0.55%
Total Operating Expenses                                                         1.30%





[SIDENOTE]

MANAGEMENT FEES are payable to Lord, Abbett & Co. LLC ("Lord Abbett") for the Fund's investment management.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.


For the fiscal year ending October 31, 2006, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses to the extent necessary to maintain its Total Operating Expenses at an aggregate rate of 1.40% of average daily net assets for Class Y shares.


                                                  INTERNATIONAL CORE EQUITY FUND

================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
Class Y Shares       $  132    $   412    $   713    $  1,568



Your expenses would be the same if you did not redeem your shares.

ADDITIONAL INVESTMENT INFORMATION

     This section describes some of the investment techniques that might be used by the Fund and some of the risks associated with those techniques.

     ADJUSTING INVESTMENT EXPOSURE. The Fund will be subject to the risks associated with investments. The Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices and other factors. For example, the Fund may seek to hedge against certain market risks. These strategies may involve effecting transactions in derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants, and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with the Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses.

     CONVERTIBLE SECURITIES. The Fund may invest in convertible bonds and convertible preferred stocks. These investments tend to be more volatile than debt securities, but tend to be less volatile and produce more income than their underlying common stocks. The markets for convertible securities may be less liquid than markets for common stocks or bonds.

     DEPOSITARY RECEIPTS. The Fund may invest in American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information and other risks.

     EMERGING COUNTRIES. The Fund may invest in emerging country securities. Lord Abbett considers emerging markets to be those included in the MSCI Emerging Market Free Index. The securities markets of emerging countries tend to be less liquid, especially subject to greater price volatility, have a smaller market capitalization, have less government regulation and may not be subject to as extensive and frequent accounting, financial and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers located in certain emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions.

     FOREIGN CURRENCY TRANSACTIONS. The Fund may, but is not required to, engage in various types of foreign currency exchange transactions to seek to hedge against the risk of loss from changes in currency exchange rates. The Fund may employ a variety of investments and techniques, including spot and forward foreign currency exchange transactions, currency swaps, listed or over-the-counter (OTC) options on currencies, and currency futures and options on currency futures. Currently, the Fund generally does not intend to hedge most currency risks.

     There is no guarantee that these hedging activities will be successful, and they may result in losses. Although the Fund may use foreign currency transactions to hedge against adverse currency movements, foreign currency transactions involve the risk that anticipated currency movements will not be accurately predicted and that the Fund's hedging strategies will be ineffective. To the extent that the Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses. Foreign currency transactions may subject the Fund to the risk that the counterparty will be unable to honor its financial obligation to the Fund, and the risk that relatively small market movements may result in large changes in the value of a foreign currency instrument. If the Fund cross-hedges, the Fund will face the risk that the foreign currency instrument purchased will not correlate as expected with the position being hedged. Also, it may be difficult or impractical to hedge currency risk in many emerging countries.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may enter into financial futures contracts and options thereon for bona fide hedging purposes or to pursue risk management strategies. These transactions involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or in the OTC market. The Fund may not purchase or sell futures contracts or options on futures contracts on a CFTC regulated exchange for non-bona fide hedging purposes if the aggregated initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.

     LISTED OPTIONS ON SECURITIES. The Fund may purchase and write national securities exchange-listed put and call options on securities or securities indices. The Fund may use options for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). A "call option" is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. The Fund may write covered call options with respect to securities in its portfolio in an attempt to increase income and to provide greater flexibility in the disposition of portfolio securities. A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The Fund will not purchase an option if, as a result of such purchase, more than 10% of its total assets would be invested in premiums for such options. The Fund may only sell (write) covered put options to the extent that cover for such options does not exceed 15% of its net assets. The Fund may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of its total assets at the time an option is written.

     RISKS OF OPTIONS AND FUTURES. Fund transactions in futures, options on futures and other options, if any, involve additional risk of loss. Loss may result, for example, from adverse market movements, a lack of correlation between changes in the value of these derivative instruments and the Fund's assets being hedged, the potential illiquidity of the markets for derivative instruments, the risk that the counterparty to an OTC contract will fail to perform its obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions.

     SUPRANATIONAL ORGANIZATIONS. The Fund may invest in these entities which are designed or supported by one or more governments or governmental agencies to promote economic development. Examples include the Asian Development Bank, the European Coal and Steel Community, the European Community and the World Bank.

     PORTFOLIO TURNOVER RATE. The International Core Equity Fund took advantage of volatility in the markets in which it principally invests during the last fiscal year, which increased its portfolio turnover rates. The Fund typically expects a portfolio turnover rate of 60 to 100%. This rate varies from year to year. High turnover increases transaction costs and may increase taxable capital gains.

     TEMPORARY DEFENSIVE INVESTMENTS. At times the Fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities may include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by cash and obligations of the U.S. Government and its agencies and instrumentalities and comparable foreign fixed income securities. These investments could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.


     INFORMATION ON PORTFOLIO HOLDINGS. The Fund's Annual and Semiannual Reports, which are sent to shareholders and filed with the Securities and Exchange Commission ("SEC"), contain information about the Fund's portfolio holdings, including a complete schedule of holdings. The Fund also files its complete schedule of portfolio holdings with the SEC on Form N-Q as of the end of its first and third fiscal quarters.

     In addition, on or about the first day of the second month following each calendar quarter-end, the Fund makes publicly available a complete schedule of its portfolio holdings as of the last day of each such quarter. The Fund also may make publicly available Fund commentaries or fact sheets containing a discussion of select portfolio holdings and a list of up to the ten largest portfolio positions, among other things, and/or performance attribution information within thirty days following the end of each calendar quarter for which such information is made available. This information will remain available until the schedule, commentary, fact sheet or performance attribution information for the next quarter is publicly available. You may view this information for the most recently ended calendar quarter at www.LordAbbett.com or request a copy at no charge by calling Lord Abbett at 800-821-5129.

     For more information on the Fund's policies and procedures with respect to the disclosure of its portfolio holdings and ongoing arrangements to make available such information on a selective basis to certain third parties, please see "Investment Policies - Policies and Procedures Governing the Disclosure of Portfolio Holdings" in the Statement of Additional Information.


MANAGEMENT

     BOARD OF TRUSTEES. The Board oversees the management of the business and affairs of the Fund. The Board meets regularly to review the Fund's portfolio investments, performance, expenses, and operations. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. More than 75 percent of the members of the Board are independent of Lord Abbett.


     INVESTMENT ADVISER. The Fund's investment adviser is Lord, Abbett & Co. LLC, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $101 billion in 54 mutual funds and other advisory accounts as of December 30, 2005.


     Lord Abbett is entitled to an annual management fee based on the Fund's average daily net assets. The fee is calculated daily and payable monthly as follows:

        .75 of 1% on the first $1 billion of average daily net assets, .70 of 1% on the next $1 billion of average daily net assets, and .65 of 1% on average daily net assets over $2 billion.


     Based on this calculation, the management fee paid to Lord Abbett for the period ended October 31, 2005 was at an annual rate of .75% of 1% of the Fund's average daily net assets.


     In addition, Lord Abbett provides certain administrative services to the Fund for a fee at the annual rate of .04 of 1% of the Fund's average daily net assets. The Fund pays all expenses not expressly assumed by Lord Abbett. For more information about the services Lord Abbett provides to the Fund, see the Statement of Additional Information.

     Each year in December the Board considers whether to approve the continuation of the existing management and administrative services agreements between the Fund and Lord Abbett. A discussion regarding the basis for the Board's approval will be available in the Fund's Semiannual Report to Shareholders for the six-month period ending the following April.

     INVESTMENT MANAGERS. Lord Abbett uses a team of investment managers and analysts acting together to manage the Fund's investments. The Statement of Additional Information contains additional information about managers' compensation, other accounts managed by them and their ownership of the Fund's shares.

     Harold Sharon and Vincent J. McBride head the investment management team and are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Sharon, Director, International Core Equity Management, joined Lord Abbett in 2003. From 2001 to 2003 he worked as a consultant for various financial and venture capital companies. Prior thereto, Mr. Sharon served as a Managing Director of Warburg Pincus Asset Management and Credit Suisse Asset Management. Mr. McBride, Senior Investment Manager, International Core Equity Management, joined Lord Abbett in 2003 from Warburg Pincus Asset Management and Credit Suisse Asset Management, where he served as Managing Director.

     The other members of the team are Yarek Aranowicz and Todor Petrov. Mr. Aranowicz joined Lord Abbett in 2003 from Warburg Pincus Asset Management and Credit Suisse Asset Management, where he served as Vice President, Head of Global Emerging Markets Funds. Mr. Petrov joined Lord Abbett in 2003 from Warburg Pincus Asset Management and Credit Suisse Asset Management, where he served as Associate Portfolio Manager.

                                 YOUR INVESTMENT


PURCHASES

     CLASS Y SHARES. You may purchase Class Y shares at the net asset value ("NAV") per share next determined after we receive your purchase order submitted in proper form. We will not consider an order to be in proper form until we have certain identifying information required under applicable law. For more information see below. No sales charges apply.

     We reserve the right to modify, restrict or reject any purchase order or exchange request if the Fund or LORD ABBETT DISTRIBUTOR LLC determines that it is in the best interest of the Fund and its shareholders. All purchase orders are subject to our acceptance.

     PRICING OF SHARES. NAV per share for each class of Fund shares is calculated, under normal circumstances, each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. Assuming they are in proper form, purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day's NAV; orders placed after the close of trading on the NYSE will receive the next day's NAV.

     In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices reflect broker/dealer-supplied valuations and electronic


[SIDENOTE]


LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor" or the "Distributor") acts as agent for the Fund to work with investment professionals that buy and/or sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

     data processing techniques, and reflect the mean between the bid and asked prices. Unlisted fixed income securities having remaining maturities of 60 days or less are valued at their amortized cost.

     Securities for which prices or market quotations are not available, do not accurately reflect fair value in Lord Abbett's opinion, or have been materially affected by events occurring after the close of the exchange on which the security is principally traded are valued under fair value procedures approved by the Fund's Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, demand for a security (as reflected by its trading volume) is insufficient calling into question the reliability of the quoted price, or the security is relatively illiquid. The Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. The Fund's use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

     Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.

     EXCESSIVE TRADING AND MARKET TIMING. The Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices may disrupt management of the Fund, raise its expenses, and harm long-term shareholders. Volatility resulting from excessive trading may cause the Fund difficulty in implementing long-term investment strategies because it cannot anticipate the amount of cash it will have to invest. The Fund may be forced to sell portfolio securities at disadvantageous times to raise cash to allow for such excessive trading. This, in turn, could increase tax, administrative and other costs and adversely impact the Fund's performance.

     To the extent the Fund invests in foreign securities, the Fund may be particularly susceptible to excessive trading because many foreign markets close hours before the Fund values its portfolio holdings. This may allow significant events, including broad market moves, to occur in the interim, potentially affecting the values of foreign securities held by the Fund. The time zone differences among foreign markets may allow a shareholder to exploit differences in the Fund's share prices that are based on closing prices of foreign securities determined before the Fund calculates its NAV per share (known as "time zone arbitrage"). To the extent the Fund invests in securities that are thinly traded or relatively illiquid, the Fund may be particularly susceptible to excessive trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in short-term trading to take advantage of these pricing differences (known as "price arbitrage"). The Fund has adopted fair value procedures designed to adjust closing market prices of these types of securities to reflect what is believed to be their fair value at the time the Fund calculates its NAV per share. While there is no assurance, the Fund expects that the use of fair value pricing will reduce a shareholder's ability to engage in time zone arbitrage and price arbitrage to the detriment of other Fund shareholders. For more information about these procedures, see "Your Investment - Purchases - Pricing of Shares" above.

     The Fund's Board has adopted additional policies and procedures that are designed to prevent or stop excessive short-term trading and market timing ("frequent trading"). We also have longstanding procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and FINANCIAL INTERMEDIARIES that place orders on behalf of their clients. The Fund may modify its frequent trading policy and monitoring procedures, which are described below, from time to time without notice as and when deemed appropriate to enhance protection of the Fund and its shareholders.

     FREQUENT TRADING POLICY. Under the frequent trading policy, any Lord Abbett Fund shareholder redeeming Fund shares valued at $5,000 or more (other than shares of Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund) will be prohibited from investing in the Fund for 30 calendar days after the redemption. The policy applies to all redemptions and investments that are part of an exchange transaction or transfer of assets, but does not apply to certain other transactions described below. The frequent trading policy will not apply to redemptions by shareholders whose shares are held in an account maintained by a Financial Intermediary in an omnibus environment unless and until such time that the Financial Intermediary has the ability to implement the policy or substantially similar protective measures. The Distributor will encourage Financial Intermediaries to adopt such procedures. Certain types of investments will not be blocked and certain types of redemptions will not trigger a subsequent purchase block, including: (1) systematic purchases and redemptions, such as purchases made through reinvestment of dividends or other distributions, or certain automatic or systematic investment, exchange or withdrawal plans (such as payroll deduction plans, and the Fund's Invest-A-Matic and Systematic Withdrawal Plans); (2) RETIREMENT AND BENEFIT PLAN contributions, loans and distributions; and (3) purchase transactions involving certain transfers of assets, rollovers, Roth IRA conversions and IRA re-characterizations; provided that the Financial


[SIDENOTE]


FINANCIAL INTERMEDIARIES include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

RETIREMENT AND BENEFIT PLANS include qualified and non-qualified retirement plans, deferred compensation plans and certain other employer sponsored retirement, savings or benefit plans, excluding Individual Retirement Accounts.

Lord Abbett offers a variety of retirement plans. Call 888-522-2388 for information about:

- Traditional, Rollover, Roth and Education IRAs

- Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts

- Defined Contribution Plans

     Intermediary maintaining the account is able to identify the transaction in its records as one of these transactions.

     MONITORING PROCEDURES. There are procedures in place to monitor the purchase, sale and exchange/transfer activity in Fund shares by investors and Financial Intermediaries that place orders on behalf of their clients. The procedures currently are designed to enable us to identify undesirable trading activity based on one or more of the following factors: the number of transactions, purpose, amounts involved, period of time involved, past transactional activity, our knowledge of current market activity, and trading activity in multiple accounts under common ownership, control or influence, among other factors. Other than as described above, Lord Abbett has not adopted a particular rule-set for identifying such excessive short-term trading activity, such as a specific number of transactions in Fund shares within a specified time period. However, as a general matter, Lord Abbett will treat any pattern of purchases and redemptions over a period of time as indicative of excessive short-term trading activity.

     If, based on these monitoring procedures, we believe that an investor is engaging in, or has engaged in, excessive trading or activity indicative of market timing, and the account is not maintained by a Financial Intermediary in an omnibus environment or by a Retirement and Benefit Plan recordkeeper or other agent, we will generally notify the investor to cease all such activity in the account. If the investor fails to do so, we will place a block on all further purchases or exchanges of the Fund's shares in the investor's account and inform the investor to cease all such activity in the account. The investor then has the option of maintaining any existing investment in the Fund, exchanging Fund shares for shares of Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, or redeeming the account. Investors electing to exchange or redeem Fund shares under these circumstances should consider that the transaction may result in tax consequences. As stated above, although we generally notify the investor to cease all activity indicative of market timing prior to placing a block on further purchases or exchanges, we reserve the right to immediately place a block without prior notification.

     While we attempt to apply the efforts described above uniformly in all cases to detect excessive trading and market timing practices, there can be no assurance that we will succeed in identifying all such practices or that some investors will not employ tactics that evade our detection. In addition, although the Distributor encourages Financial Intermediaries to adhere to our policies and procedures when placing orders for their clients through omnibus accounts maintained with the Fund and encourages recordkeepers and other agents for Retirement and Benefit Plans to adhere to such policies and procedures when placing orders on behalf of their plan participants, there can be no assurance that such entities will do so. Moreover, the Distributor's ability to monitor these trades and/or implement the procedures may be severely limited. These circumstances may result in policies and procedures in place at certain Financial Intermediaries and Retirement and Benefit Plans that are less effective at detecting and preventing excessive trading than the policies and procedures adopted by the Distributor and other such entities.

     Omnibus account arrangements are a commonly used means for broker-dealers and other Financial Intermediaries, such as Retirement and Benefit Plan recordkeepers, to hold Fund shares on behalf of investors. A substantial portion of a Fund's shares may be held through omnibus accounts and/or held by Retirement and Benefit Plans. When shares are held in this manner, (1) the Distributor may not have any or complete access to the underlying investor or plan participant account information, and/or (2) the Financial Intermediaries or Retirement and Benefit Plan recordkeepers may be unable to implement or support our procedures. In such cases, the Financial Intermediaries or recordkeepers may be able to implement procedures or supply the

     Distributor with information that differs from that normally used by the Distributor. In such instances, the Distributor will seek to monitor purchase and redemption activity through the overall omnibus account(s) or Retirement and Benefit Plan account(s).

     If we identify activity that may be indicative of excessive short-term trading activity, we will notify the Financial Intermediary, recordkeeper or Retirement and Benefit Plan and request it to provide or review information on individual account transactions so that we or the Financial Intermediary, recordkeeper or Retirement and Benefit Plan may determine if any investors are engaged in excessive or short-term trading activity. If an investor is identified as engaging in undesirable trading activity, we will request that the Financial Intermediary, recordkeeper or Retirement and Benefit Plan take appropriate action to curtail the activity and will work with the relevant party to do so. Such action may include actions similar to those that the Distributor would take, such as placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades on a manual basis, either indefinitely or for a period of time. If we determine that the Financial Intermediary, recordkeeper or Retirement and Benefit Plan has not demonstrated adequately that it has taken appropriate action to curtail the excessive short-term trading, we may consider whether to terminate the relationship.

     WHO MAY INVEST? Class Y shares are currently available in connection with:
     (1) purchases by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor LLC specifically for such purchases;
     (2) purchases by the trustee or custodian under any deferred compensation or pension or profit-sharing plan or payroll deduction IRA established for the benefit of the employees of any company with an account(s) in excess of $10 million managed by Lord Abbett or its sub-advisers on a private-advisory-account basis; or (3) purchases by institutional investors, such as retirement plans ("Plans"), companies, foundations, trusts, endowments and other entities where the total amount of potential investable assets exceeds $50 million, that were not introduced to Lord Abbett by persons associated with a broker or dealer primarily involved in the retail security business. Additional payments may be made by Lord Abbett out of its own resources with respect to certain of these sales.

     HOW MUCH MUST YOU INVEST? You may buy our shares through any independent securities dealer having a sales agreement with Lord Abbett Distributor, our principal underwriter. Place your order with your investment dealer or send the money to the Fund (P.O. Box 219366, Kansas City, Missouri 64121). The minimum initial investment is $1 million, except for (1) certain purchases through Financial Intermediaries that charge a fee for services that include investment advisory or management services, and (2) purchases by Plans meeting the eligibility requirements described in the preceding paragraph, which have no minimum. This offering may be suspended, changed or withdrawn by Lord Abbett Distributor, which reserves the right to reject any order.

     IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT REQUIRED BY THE USA PATRIOT ACT. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions including the Fund to obtain, verify, and record information that identifies each person or entity that opens an account. What this means for you - when you open an account, we will require your name, address, date and place of organization or date of birth, Taxpayer Identification Number or Social Security Number, and we may ask for other information that will allow us to identify you. We also will ask for this information in the case of persons who will be signing on behalf of certain entities that will own the account. We may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your purchase order or account application. Your monies will not be invested until we have all required information. You also should know that we will verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, the Fund reserves the right to reject purchase orders or account applications accompanied by cash, cashier's checks, money orders, bank drafts, traveler's checks, and third party or double-endorsed checks, among others.

     BUYING SHARES THROUGH YOUR DEALER. Orders for shares received by the Fund prior to the close of the NYSE, or received by dealers prior to such close and received by Lord Abbett Distributor prior to the close of its business day, will be confirmed at the NAV effective at such NYSE close. Orders received by dealers after the NYSE closes and received by Lord Abbett Distributor in proper form prior to the close of its next business day are executed at the NAV effective as of the close of the NYSE on that next business day. The dealer is responsible for the timely transmission of orders to Lord Abbett Distributor. A business day is a day on which the NYSE is open for trading.

     BUYING SHARES BY WIRE. To open an account, call 888-666-0022, Institutional Trade Dept., to set up your account and to arrange a wire transaction. Wire to: UMB, N.A., Kansas City, Routing number - 101000695, bank account number: 987800033-3, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the Fund, note Class Y shares and include your new account number and your name. To add to an existing account, wire to: UMB, N.A., Kansas City, routing number - 101000695, bank account number: 987800033-3, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the Fund, note Class Y shares and include your account number and your name.

REDEMPTIONS

     Redemptions of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In the case of redemptions involving Retirement and Benefit Plans, you may be required to provide the Fund with one or more completed forms before your order will be executed. For more information, please call 800-821-5129.

     BY BROKER. Call your investment professional for instructions on how to redeem your shares.

     BY TELEPHONE. To obtain the proceeds of a redemption of less than $50,000 from your account, you or your representative should call the Fund at 800-821-5129.

     BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to redeem and include all necessary signatures.

     Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

     If the signer has any legal capacity (i.e., the authority of an individual to act on behalf of an entity or other person(s)), the signature and capacity must be guaranteed by an ELIGIBLE GUARANTOR. Certain other legal documentation may be required. For more information regarding proper documentation, please call 800-821-5129.


[SIDENOTE]


TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number, and other relevant information. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.

ELIGIBLE GUARANTOR is any broker or bank that is usually a member of the medallion stamp program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.

     A GUARANTEED SIGNATURE is designed to protect you from fraud by verifying your signature. We require a Guaranteed Signature by an Eligible Guarantor on requests for:

     - a redemption check for which you have the legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate or on behalf of a corporation),

     - a redemption check payable to anyone other than the shareholder(s) of record,

     - a redemption check to be mailed to an address other than the address of record,

     - a redemption check payable to a bank other than the bank we have on file, or

     -  a redemption for $50,000 or more.

     BY WIRE. In order to receive funds by wire, our servicing agent must have the wiring instructions on file. To verify that this feature is in place, call 888-666-0022, Institutional Trading Dept. (minimum wire: $1,000). Your wire redemption request must be received by the Fund before the close of the NYSE for money to be wired on the next business day.

     REDEMPTIONS IN KIND. The Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that the Fund would do so except in unusual circumstances. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

DISTRIBUTIONS AND TAXES

     The Fund expects to pay you dividends from its net investment income quarterly expects and expects to distribute any net capital gains annually as "capital gains distributions." Distributions will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash.


[SIDENOTE]


GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

- In the case of an estate -

  Robert A. Doe
  Executor of the Estate of
  John W. Doe

  [Date]


[SEAL]


- In the case of a corporation -
  ABC Corporation

  Mary B. Doe

  By Mary B. Doe, President
  [Date]


[SEAL]

     The Fund's distributions are taxable to you in the year they are considered received for tax purposes. Distributions of investment income and short-term capital gains are taxable to you as ordinary income; however, certain qualified dividends that the Fund receives and distributes to you may be subject to a reduced tax rate if you meet the holding period and certain other requirements. Distributions of net long-term capital gains are taxable to you as long-term capital gains. This tax treatment of distributions of net long-term capital gains applies regardless of how long you have owned Fund shares or whether distributions are reinvested or paid in cash.

     Except in tax-advantaged accounts, any sale, redemption, or exchange of Fund shares may be taxable to you.

     If you buy shares when the Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

     Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by the Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of such distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

SERVICES FOR FUND INVESTORS

     We offer the following shareholder services:

     TELEPHONE EXCHANGE PRIVILEGE. Class Y shares may be exchanged without a service charge for Class Y shares of any ELIGIBLE FUND among the Lord Abbett-sponsored funds.

     ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.


[SIDENOTE]


EXCHANGE LIMITATIONS. As described under "Your Investment - Purchases," we reserve the right to modify, restrict or reject any exchange request if the Fund or Lord Abbett Distributor determines it is in the best interest of the Fund and its shareholders. The Fund also may revoke the privilege for all shareholders upon 60 days' written notice.

ELIGIBLE FUND. An Eligible Fund is any Lord Abbett-sponsored fund offering Class Y shares.

     HOUSEHOLDING. We have adopted a policy that allows us to send only one copy of the Fund's prospectus, proxy material, Annual Report and Semiannual Report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call us at 800-821-5129 or send a written request with your name, the name of your Fund or Funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219366, Kansas City, MO 64121.

     ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Fund at 800-821-5129.

     REVENUE SHARING AND OTHER PAYMENTS TO DEALERS AND FINANCIAL INTERMEDIARIES. Lord Abbett, Lord Abbett Distributor and the Fund may make certain payments to dealers and other firms authorized to accept orders for Fund shares (collectively, "Dealers").

     Lord Abbett or Lord Abbett Distributor make payments to Dealers in its sole discretion, at its own expense and without cost to the Fund or the Fund's shareholders. The payments may be for:

     -  marketing and/or distribution support for Dealers;

     - the Dealers' and their investment professionals' shareholder servicing efforts;

     - training and education activities for the Dealers, their investment professionals and/or their clients or potential clients;

     - certain information regarding Dealers and their investment professionals;

     - sponsoring or otherwise bearing, in part or in whole, the costs for other meetings of Dealers' investment professionals and/or their clients or potential clients;

     - the purchase of products or services from the Dealers, such as investment research, software tools or data for investment analysis purposes; and/or

     - certain Dealers' costs associated with orders relating to Fund shares ("ticket charges").

     Some of these payments may be referred to as revenue sharing payments. Most of these payments are intended to reimburse Dealers directly or indirectly for the costs that they or their investment professionals incur in connection with educational seminars and training efforts about the Lord Abbett Funds to enable the Dealers and their investment professionals to make recommendations and provide services that are suitable and useful in meeting shareholder needs, as well as to maintain the necessary infrastructure to make the Lord Abbett Funds available to shareholders. The costs and expenses related to these efforts may include travel, lodging, entertainment and meals, among other things. In addition, Lord Abbett Distributor may, for specified periods of time, decide to forgo the portion of any front-end sales charges to which it normally is entitled and allow Dealers to retain the full sales charge for sales of Fund shares. In some instances, these temporary arrangements will be offered only to certain Dealers expected to sell significant amounts of Fund shares.

     Lord Abbett or Lord Abbett Distributor, in its sole discretion, determines the amounts of payments to Dealers, with the exception of purchases of products or services and certain expense reimbursements. Lord Abbett and Lord Abbett Distributor consider many factors in determining the basis or amount of any additional payments to Dealers. The factors include the Dealer's sales, assets and redemption rates relating to Lord Abbett Funds, penetration of Lord Abbett Fund sales among investment professionals within the Dealer, and the potential to expand Lord Abbett's relationship with the Dealer. Lord Abbett and Lord Abbett Distributor also may take into account other business relationships Lord Abbett has with a Dealer, including other Lord Abbett financial products or advisory services sold by or provided to a Dealer or one or more of its affiliates. Based on its analysis of these factors, Lord Abbett groups Dealers into tiers, each of which is associated with a particular maximum amount of revenue sharing payments expressed as a percentage of assets of the Lord Abbett Funds attributable to that particular Dealer. The payments presently range from 0.02% to 0.1% of Lord Abbett Fund assets attributable to the Dealer and/or its investment professionals. The maximum payment limitations may not be inclusive of payments for certain items, such as training and education activities, other meetings, and the purchase of certain products and services from the Dealers. The Dealers within a particular tier may receive different amounts of revenue sharing or may not receive any. Lord Abbett or Lord Abbett Distributor may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any given Fund. In addition, Lord Abbett's formula for calculating revenue sharing payments may be different from the formulas that the Dealers use. Please refer to the Fund's Statement of Additional Information for additional information relating to revenue sharing payments.

     Neither Lord Abbett nor Lord Abbett Distributor makes payments directly to a Dealer's investment professionals, but rather they are made solely to the Dealer itself (with the exception of expense reimbursements related to the attendance of a Dealer's investment professionals at training and education meetings and at other meetings involving the Lord Abbett Funds). The Dealers receiving additional payments include those that may recommend that their clients consider or select the Fund or other Lord Abbett Funds for investment purposes, including those that may include one or more of the Lord Abbett Funds on a "preferred" or "recommended" list of mutual funds. In some circumstances, the payments may create an incentive for a Dealer or its investment professionals to recommend or sell shares of Lord Abbett Funds to a client over shares of other funds. For more specific information about any additional payments, including revenue sharing, made to your Dealer, please contact your investment professional.

     The Fund's portfolio transactions are not used as a form of sales-related compensation to Dealers that sell shares of the Lord Abbett Funds. Lord Abbett places the Fund's portfolio transactions with broker-dealer firms based on the firm's ability to provide the best net results from the transaction to the Fund. To the extent that Lord Abbett determines that a Dealer can provide the Fund with the best net results, Lord Abbett may place the Fund's portfolio transactions with the Dealer even though it sells or has sold shares of the Fund. In no event, however, does or will Lord Abbett give any consideration to a Dealer's sales in deciding which Dealer to choose to execute the Fund's portfolio transactions. Lord Abbett maintains policies and procedures designed to ensure that it places portfolio transactions based on the Fund's receipt of the best net results only. These policies and procedures also permit Lord Abbett to give consideration to proprietary investment research a Dealer may provide to Lord Abbett.

     In addition to the payments from Lord Abbett or Lord Abbett Distributor described above, from time to time, the Lord Abbett Funds may enter into arrangements with and pay fees to Financial Intermediaries that provide recordkeeping services to certain groups of investors in the Lord Abbett Funds, including participants in Retirement and Benefit Plans, investors in mutual fund advisory programs, investors in variable insurance products and clients of Financial Intermediaries that operate in an omnibus environment (collectively, "Investors"). The recordkeeping services typically include:
     (a) establishing and maintaining Investor accounts and records; (b) recording Investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to Investors; (e) furnishing proxy materials, periodic Lord Abbett Fund reports, prospectuses and other communications to Investors as required; (f) transmitting Investor transaction information; and (g) providing information in order to assist the Lord Abbett Funds in their compliance with state securities laws. The fees the Lord Abbett Funds pay: (1) are designed to be equal to or less than the fees the Funds would pay to their transfer agent for similar services; and (2) do not relate to distribution services. The Lord Abbett Funds understand that, in accordance with guidance from the U.S. Department of Labor, Retirement and Benefit Plans, sponsors of qualified retirement plans and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the Retirement and Benefit Plans or the Investors. This may take the form of recordkeepers passing the fees through to their clients or reducing the clients' charges by the amount of fees the recordkeeper receives from mutual funds.

     The Lord Abbett Funds may also pay fees to broker-dealers for networking services. Networking services may include but are not limited to:

     -  establishing and maintaining individual accounts and records;

     -  providing client account statements; and

     -  providing 1099 forms and other tax statements.

     The networking fees that the Lord Abbett Funds pay to broker-dealers normally result in reduced fees to the transfer agent, which would otherwise provide these services.

                                                  INTERNATIONAL CORE EQUITY FUND

                              FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal period indicated. "Total Return" shows how much your investment in the Fund would have increased (decreased) during the period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audit of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2005 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.



                                                                           CLASS Y SHARES
                                                                  ------------------------------
                                                                                   12/15/2003(a)
                                                                   YEAR ENDED           TO
PER SHARE OPERATING PERFORMANCE                                    10/31/2005       10/31/2004
-------------------------------                                   -------------    -------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $  10.45        $   10.00
  Unrealized appreciation on investments                                                   .15
  Net asset value on SEC Effective Date                                              $   10.15
INVESTMENT OPERATIONS:
  Net investment income(b)                                                .12              .08
  Net realized and unrealized gain                                       1.89              .22
TOTAL FROM INVESTMENT OPERATIONS                                         2.01              .30
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                  (.03)              --
NET ASSET VALUE, END OF PERIOD                                       $  12.43        $   10.45
TOTAL RETURN(c)                                                                           1.50%(d)(e)
TOTAL RETURN(c)                                                         19.23%            2.96%(d)(f)
RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense reductions and expenses assumed            1.30%            1.16%(d)
  Expenses, excluding expense reductions and expenses assumed            1.30%            1.79%(d)
  Net investment income                                                  1.01%             .74%(d)

                                                                                   12/15/2003(a)
                                                                   YEAR ENDED           TO
SUPPLEMENTAL DATA:                                                 10/31/2005       10/31/2004
------------------                                                 ----------      -------------
NET ASSETS, END OF PERIOD (000)                                     $  11,952         $  3,091
PORTFOLIO TURNOVER RATE                                                100.87%          142.16%



(a) Commencement of investment operations is December 15, 2003; SEC effective date is December 31, 2003; date shares became available to the public is January 2, 2004.
(b)  Calculated using average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)  Not annualized.
(e)  Total return is for the period 12/15/2003 through 12/31/2003.
(f)  Total return is for the period 12/31/2003 through 10/31/2004.

TO OBTAIN INFORMATION:                     ADDITIONAL INFORMATION

BY TELEPHONE. For shareholder                  More information on the Fund is or will be
account inquiries call the Fund                available free upon request, including
at: 800-821-5129. For literature               the following:
requests call the Fund at:
800-874-3733.                                  ANNUAL/SEMIANNUAL REPORT

BY MAIL. Write to the Fund at:                 The Fund's Annual and Semiannual Reports
The Lord Abbett Family of Funds                contain more information about the Fund's
90 Hudson Street                               investments and performance. The Annual
Jersey City, NJ 07302-3973                     Report also includes details about the
                                               market conditions and investment strategies
VIA THE INTERNET.                              that had a significant effect on the Fund's
LORD, ABBETT & CO. LLC                         performance during the last fiscal year.
www.LordAbbett.com                             The Reports are available free of charge,
                                               at www.LordAbbett.com, and through other
Text only versions of Fund                     means, as indicated on the left.
documents can be viewed online
or downloaded from the SEC:                    STATEMENT OF ADDITIONAL INFORMATION ("SAI")
www.sec.gov.
                                               Provides more details about the Fund and
You can also obtain copies by                  its policies. A current SAI is on file with
visiting the SEC's Public                      the Securities and Exchange Commission
Reference Room in Washington,                  ("SEC") and is incorporated by reference
DC (phone 202-942-8090) or                     (is legally considered part of this
by sending your request and a                  prospectus). Although the SAI is not
duplicating fee to the SEC's                   available at www.LordAbbett.com, the SAI is
Public Reference Section,                      available through other means, generally
Washington, DC 20549-0102 or                   without charge, as indicated on the left.
by sending your request
electronically to
publicinfo@sec.gov.

[LORD ABBETT(R) LOGO]

     Lord Abbett Mutual Fund shares
          are distributed by:
      LORD ABBETT DISTRIBUTOR LLC               Lord Abbett Securities Trust                   LST-Y-1
           90 Hudson Street                       Lord Abbett International Core Equity Fund   (3/06)
  Jersey City, New Jersey 07302-3973

                                            SEC FILE NUMBER: 811-7538

[LORD ABBETT LOGO]

LORD ABBETT
 VALUE OPPORTUNITIES FUND


                                                                        MARCH 1,
                                                                            2006


                                                                      PROSPECTUS

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                          PAGE
                      THE FUND

          What you should   Goal                                           2
      know about the Fund   Principal Strategy                             2
                            Main Risks                                     3
                            Performance                                    5
                            Fees and Expenses                              5
                            Additional Investment Information              7
                            Management                                     10

                   YOUR INVESTMENT

          Information for   Purchases                                      12
                 managing   Sales Compensation                             27
                your Fund   Opening Your Account                           33
                  account   Redemptions                                    34
                            Distributions and Taxes                        36
                            Services For Fund Investors                    38

               ADDITIONAL INFORMATION

        How to learn more   Back Cover
       about the Fund and
        other Lord Abbett
                    Funds

                                    THE FUND

GOAL

     The Fund's investment objective is long-term capital appreciation.

PRINCIPAL STRATEGY


     To pursue this goal, the Fund normally invests at least 80% of its net assets in equity securities of small and mid-sized companies. Small and mid-sized companies are defined as companies having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 2500(R) Index, a widely used benchmark for small and mid-sized stock performance. As of July 1, 2006, the market capitalization range of the Russell 2500(R) Index was $58 million to $7.3 billion. This range varies daily. The Fund may change this policy at any time. Equity securities in which the Fund may invest include common stocks, convertible bonds, convertible preferred stocks, warrants and similar instruments. Common stocks, the most familar type of equity security, represent an ownership interest in a company.


     In selecting investments, the Fund attempts to invest in the securities of smaller, less well-known companies, and mid-sized companies, selling at reasonable prices in relation to our assessment of their potential value. The Fund chooses stocks using:

     - Quantitative research to identify stocks we believe represent the best bargains. As part of this process, we may look at the price of a company's stock in relation to the company's book value, its sales, the value of its assets, its earnings and cash flow.

     - Fundamental research to evaluate a company's operating environment, resources and strategic plans and to assess its prospects for exceeding earnings expectations.

[SIDENOTE]

--------------------------------------------------------------------------------
WE OR THE FUND OR VALUE OPPORTUNITIES FUND refers to Lord Abbett Value Opportunities Fund, a portfolio or series of Lord Abbett Securities Trust (the "Trust").

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

     We generally sell a stock when we think it is no longer undervalued, seems less likely to benefit from the current market and economic environment, shows deteriorating fundamentals, or falls short of our expectations.

     This Fund is intended for investors who are willing to withstand the risk of short-term price fluctuations in exchange for attractive potential long-term returns.

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with VALUE STOCKS and small and mid-sized company stocks. This means the value of your investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. The stocks of small and mid-sized companies may perform differently than the market as a whole and other types of stocks, such as large company stocks and growth stocks.

     The Fund has particular risks associated with value stocks. Different types of stocks shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

     Investing in small and mid-sized companies generally involves greater risks than investing in the stocks of large companies. Small and mid-sized companies may be less able to weather economic shifts or other adverse developments than larger, more established companies. They may have less experienced management and unproven track records. They may rely on limited product lines and have more limited financial resources. These factors may make them more susceptible to setbacks or economic downturns. Small and mid-sized company

[SIDENOTE]

VALUE STOCKS are stocks of companies we believe the market undervalues according to certain financial measurements of their intrinsic worth or business prospects.

          VALUE OPPORTUNITIES FUND

     stocks tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. In addition, there may be less liquidity in the prices of small and mid-sized company stocks, subjecting them to greater price fluctuations than larger company stocks. Investing in small companies generally involves some degree of information risk. That means that key information about an issuer, security or market may be inaccurate or unavailable.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money in the Fund.

                                                        VALUE OPPORTUNITIES FUND


                                                      --------------------------
                                                      Symbols:  Class A - LVOAX
                                                                Class B - LVOBX
                                                                Class C - LVOCX
                                                                Class P - LVOPX


PERFORMANCE

     The Fund does not show any performance because it has not completed a full calendar year of operations.

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                          CLASS A      CLASS B(1)    CLASS C        CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales
Charge on Purchases
 (as a % of offering price)                  5.75%(2)        None       None           None
Maximum Deferred
Sales Charge
 (See "Purchases")(3)                        None(4)         5.00%      1.00%(5)       None
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees
 (See "Management")                          0.75%           0.75%      0.75%          0.75%
Distribution and Service
 (12b-1) Fees(6)                             0.35%           1.00%      1.00%          0.45%
Other Expenses(7)                            0.43%           0.43%      0.43%          0.43%
Total Operating Expenses                     1.53%           2.18%      2.18%          1.63%
Expense Reimbursement(8)                    (0.23%)         (0.23%)    (0.23%)        (0.23%)
Net Expenses(8)                              1.30%           1.95%      1.95%          1.40%


(1) Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.

(2) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."

(3) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(4) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 12 months following certain purchases made without a sales charge.

(5) A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

(6) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

(7)  The other expenses are based upon estimated amounts.


(8) For the year ending October 31, 2006, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses so that the Fund's Net Expenses do not exceed an aggregate annual rate of 1.30% of average daily net assets for Class A shares, 1.95% of average daily net assets for Class B and Class C shares, and 1.40% of average daily net assets for Class P shares.


[SIDENOTE]

MANAGEMENT FEES are payable to Lord, Abbett & Co. LLC ("Lord Abbett") for the Fund's investment management.

12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:

SHARE CLASS                  1 YEAR    3 YEARS
Class A Shares              $    700   $  1,009
Class B Shares              $    698   $    960
Class C Shares              $    298   $    660
Class P Shares              $    143   $    492

You would pay the following expenses if you did not redeem your shares:

Class A Shares              $    700   $  1,009
Class B Shares              $    198   $    660
Class C Shares              $    198   $    660
Class P Shares              $    143   $    492

ADDITIONAL INVESTMENT INFORMATION

     This section describes some of the investment techniques that might be used by the Fund and some of the risks associated with those techniques.

     ADJUSTING INVESTMENT EXPOSURE. The Fund will be subject to the risks associated with investments. The Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices, and other factors. For example, the Fund may seek to hedge against certain market risks. These strategies may involve effecting transactions in derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with the Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed, and could produce disproportionate gains or losses.

     CONVERTIBLE SECURITIES. The Fund may invest in convertible bonds and convertible preferred stocks. These investments tend to be more volatile than debt securities, but tend to be less volatile and produce more income than their underlying common stocks. The markets for convertible securities may be less liquid than markets for common stocks or bonds.

     DEPOSITARY RECEIPTS. The Fund may invest in American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information and other risks.


     FOREIGN SECURITIES. The Fund may invest up to 10% of its net assets in foreign securities that are primarily traded outside the United States. This limitation does not include ADRs. Foreign securities may pose greater risks than domestic securities. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. As a result, there may be less information publicly available about foreign companies than most U.S. companies. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls.


     LISTED OPTIONS ON SECURITIES. The Fund may purchase and write national securities exchange-listed put and call options on securities or securities indices. The Fund may use options for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). A "call option" is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. The Fund may write covered call options with respect to securities in their portfolios in an attempt to increase income and to provide greater flexibility in the disposition of portfolio securities. A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The Fund will not purchase an option if, as a result of such purchase, more than 10% of its net assets would be invested in premiums for such options. The Fund may only sell (write) covered put options to the extent that cover for such options does not exceed 15% of its net assets. The Fund may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of its net assets at the time an option is written.

     RISKS OF OPTIONS. Fund transactions in options, if any, involve additional risk of loss. Loss may result, for example, from adverse market movements, a lack of correlation between changes in the value of these derivative instruments and the Fund's assets being hedged, the potential illiquidity of the markets for derivative instruments, the risk that the counterparty to an OTC contract will fail to perform its obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions.

     TEMPORARY DEFENSIVE INVESTMENTS. At times the Fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political, or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities may include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by cash and obligations of the U.S. Government and its agencies and instrumentalities. These investments could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.

     INFORMATION ON PORTFOLIO HOLDINGS. The Fund's Annual and Semiannual Reports, which are sent to shareholders and filed with the Securities and Exchange Commission ("SEC"), contain information about the Fund's portfolio holdings, including a complete schedule of holdings. The Fund also files its complete schedule of portfolio holdings with the SEC on Form N-Q as of the end of its first and third fiscal quarters.

     In addition, on or about the first day of the second month following each calendar quarter-end, the Fund makes publicly available a complete schedule of its portfolio holdings as of the last day of each such quarter. The Fund also may make publicly available Fund portfolio commentaries or fact sheets containing a discussion of select portfolio holdings and a list of up to the ten largest portfolio positions, among other things, and/or performance attribution information within thirty days following the end of each calendar quarter for which such information is made available. This information will remain available until the schedule, commentary, fact sheet or performance attribution information for the next quarter is publicly available. You may view this information for the most recently ended calendar quarter at www.LordAbbett.com or request a copy at no charge by calling Lord Abbett at 800-821-5129.

     For more information on the Fund's policies and procedures with respect to the disclosure of its portfolio holdings and ongoing arrangements to make available such information on a selective basis to certain third parties, please see "Investment Policies - Policies and Procedures Governing the Disclosure of Portfolio Holdings" in the Statement of Additional Information.

MANAGEMENT

     BOARD OF TRUSTEES. The Board oversees the management of the business and affairs of the Fund. The Board meets regularly to review the Fund's portfolio investments, performance, expenses, and operations. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. More than 75 percent of the members of the Board are independent of Lord Abbett.


     INVESTMENT ADVISER. The Fund's investment adviser is Lord, Abbett & Co. LLC, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $101 billion in 54 mutual fund portfolios and other advisory accounts as of December 30, 2005.

     Lord Abbett is entitled to an annual management fee based on the Fund's average daily net assets. The fee is calculated daily and payable monthly as follows:


          .75 of 1% on the first $1 billion of average daily net assets, .70 of 1% on the next $1 billion, .65 of 1% on assets over $2 billion.

     In addition, Lord Abbett provides certain administrative services to the Fund for a fee at the annual rate of .04 of 1% of the Fund's average daily net assets. The Fund pays all expenses not expressly assumed by Lord Abbett. For more information about the services Lord Abbett provides to the Fund, see the Statement of Additional Information.


     Each year in December the Board considers whether to approve the continuation of the existing management and administrative services agreements between the Fund and Lord Abbett. A discussion regarding the basis for the Board's approval will be available in the Fund's Semiannual Report to Shareholders for the six-month period ending April 30, 2006.

     INVESTMENT MANAGERS. Lord Abbett uses a team of investment managers and analysts acting together to manage the Fund's investments. The Statement of Additional Information contains additional information about the manager's compensation, other accounts managed by him and his ownership of the Fund's shares.

     Steven R. McBoyle, Value Opportunities Fund Investment Manager, heads the Fund's team and has primary responsibility for the day-to-day management of the Fund. Mr. McBoyle joined Lord Abbett in 2001; prior to that he served as Vice President, Mergers and Acquisitions, at Morgan Stanley. Mr. McBoyle holds an MBA from Columbia University, is a holder of a Chartered Accountant and Certified Public Accountant designation, and has been in the investment business since 1990.

                                 YOUR INVESTMENT

PURCHASES

     The Fund offers in this Prospectus four classes of shares: Classes A, B, C, and P. Each class represents investments in the same portfolio of securities, but each has different expenses, dividends and sales charges. Class A, B, and C shares are offered to any investor. Class P shares are offered to certain investors as described below. You may purchase shares at the net asset value ("NAV") per share determined after we receive your purchase order submitted in proper form, plus any applicable sales charge. We will not consider an order to be in proper form until we have certain identifying information required under applicable law. For more information, see "Opening Your Account."

     We reserve the right to modify, restrict, or reject any purchase order or exchange request if the Fund or LORD ABBETT DISTRIBUTOR LLC determines that it is in the best interest of the Fund and its shareholders. All purchase orders are subject to our acceptance.

     PRICING OF SHARES. NAV per share for each class of Fund shares is calculated, under normal circumstances, each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. Assuming they are in proper form, purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day's NAV; orders placed after the close of trading on the NYSE will receive the next day's NAV.

     In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if

[SIDENOTE]


LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor" or the "Distributor") acts as agent for the Fund to work with investment professionals that buy and/or sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

     there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques, and reflect the mean between the bid and asked prices. Unlisted fixed income securities having remaining maturities of 60 days or less are valued at their amortized cost.

     Securities for which prices or market quotations are not available, do not accurately reflect fair value in Lord Abbett's opinion, or have been materially affected by events occurring after the close of the exchange on which the security is principally traded are valued under fair value procedures approved by the Fund's Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, demand for a security (as reflected by its trading volume) is insufficient calling into question the reliability of the quoted price, or the security is relatively illiquid. The Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. The Fund's use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

     Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.


     EXCESSIVE TRADING AND MARKET TIMING. The Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices may disrupt management of the Fund, raise its expenses, and harm long-term shareholders. Volatility resulting from excessive trading may cause the Fund difficulty in implementing long-term investment strategies because it cannot anticipate the amount of cash it will have to invest. The Fund may be forced to sell portfolio securities at disadvantageous times to raise cash to allow for such excessive trading. This, in turn, could increase tax, administrative and other costs and adversely impact the Fund's performance.

     To the extent the Fund invests in foreign securities, the Fund may be particularly susceptible to excessive trading because many foreign markets close hours before the Fund values its portfolio holdings. This may allow significant events, including broad market moves, to occur in the interim, potentially affecting the values of foreign securities held by the Fund. The time zone differences among foreign markets may allow a shareholder to exploit differences in the Fund's share prices that are based on closing prices of foreign securities determined before the Fund calculates its NAV per share (known as "time zone arbitrage"). To the extent the Fund invests in securities that are thinly traded or relatively illiquid, the Fund may be particularly susceptible to excessive trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in short-term trading to take advantage of these pricing differences (known as "price arbitrage"). The Fund has adopted fair value procedures designed to adjust closing market prices of these types of securities to reflect what is believed to be their fair value at the time the Fund calculates its NAV per share. While there is no assurance, the Fund expects that the use of fair value pricing will reduce a shareholder's ability to engage in time zone arbitrage and price arbitrage to the detriment of other Fund shareholders. For more information about these procedures, see "Your Investment - Purchases - Pricing of Shares" above.

     The Fund's Board has adopted additional policies and procedures that are designed to prevent or stop excessive short-term trading and market timing ("frequent trading"). We also have longstanding procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and FINANCIAL INTERMEDIARIES that place orders on behalf of their clients. The Fund may modify its frequent trading policy and monitoring procedures, which are described below, from time to time without notice as and when deemed appropriate to enhance protection of the Fund and its shareholders.

     FREQUENT TRADING POLICY. Under the frequent trading policy, any Lord Abbett Fund shareholder redeeming Fund shares valued at $5,000 or more (other than shares of Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund) will be prohibited from investing in the Fund for 30 calendar days after the redemption. The policy applies to all redemptions and investments that are part of an exchange transaction or transfer of assets, but does not apply to certain other transactions described below. The frequent trading policy will not apply to redemptions by shareholders whose shares are held in an account maintained by a Financial Intermediary in an omnibus environment unless and until such time that the Financial Intermediary has the ability to implement the policy or substantially similar protective measures. The Distributor will encourage Financial Intermediaries to adopt such procedures. Certain types of investments will not be blocked and certain types of redemptions will not trigger a subsequent purchase block, including: (1) systematic purchases and redemptions, such as purchases made through reinvestment of dividends or


[SIDENOTE]


FINANCIAL INTERMEDIARIES include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

     other distributions, or certain automatic or systematic investment, exchange or withdrawal plans (such as payroll deduction plans, and the Fund's Invest-A-Matic and Systematic Withdrawal Plans); (2) RETIREMENT AND BENEFIT PLAN contributions, loans and distributions; and (3) purchase transactions involving certain transfers of assets, rollovers, Roth IRA conversions and IRA re-characterizations; provided that the Financial Intermediary maintaining the account is able to identify the transaction in its records as one of these transactions.

     MONITORING PROCEDURES. There are procedures in place to monitor the purchase, sale and exchange/transfer activity in Fund shares by investors and Financial Intermediaries that place orders on behalf of their clients. The procedures currently are designed to enable us to identify undesirable trading activity based on one or more of the following factors: the number of transactions, purpose, amounts involved, period of time involved, past transactional activity, our knowledge of current market activity, and trading activity in multiple accounts under common ownership, control or influence, among other factors. Other than as described above, Lord Abbett has not adopted a particular rule-set for identifying such excessive short-term trading activity, such as a specific number of transactions in Fund shares within a specified time period. However, as a general matter, Lord Abbett will treat any pattern of purchases and redemptions over a period of time as indicative of excessive short-term trading activity.

     If, based on these monitoring procedures, we believe that an investor is engaging in, or has engaged in, excessive trading or activity indicative of market timing, and the account is not maintained by a Financial Intermediary in an omnibus environment or by a Retirement and Benefit Plan recordkeeper or other agent, we will generally notify the investor to cease all such activity in the account. If the investor fails to do so, we will place a block on all further purchases or exchanges of the Fund's shares in the investor's account and inform the investor to cease all


[SIDENOTE]


RETIREMENT AND BENEFIT PLANS include qualified and non-qualified retirement plans, deferred compensation plans and certain other employer sponsored retirement, savings or benefit plans, excluding Individual Retirement Accounts.

Lord Abbett offers a variety of retirement plans. Call 888-522-2388 for information about:

-  Traditional, Rollover, Roth and Education IRAs

-  Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts

-  Defined Contribution Plans
     such activity in the account. The investor then has the option of maintaining any existing investment in the Fund, exchanging Fund shares for shares of Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, or redeeming the account. Investors electing to exchange or redeem Fund shares under these circumstances should consider that the transaction may be subject to a contingent deferred sales charge ("CDSC") or result in tax consequences. As stated above, although we generally notify the investor to cease all activity indicative of market timing prior to placing a block on further purchases or exchanges, we reserve the right to immediately place a block without prior notification.

     While we attempt to apply the efforts described above uniformly in all cases to detect excessive trading and market timing practices, there can be no assurance that we will succeed in identifying all such practices or that some investors will not employ tactics that evade our detection. In addition, although the Distributor encourages Financial Intermediaries to adhere to our policies and procedures when placing orders for their clients through omnibus accounts maintained with the Fund and encourages recordkeepers and other agents for Retirement and Benefit Plans to adhere to such policies and procedures when placing orders on behalf of their plan participants, there can be no assurance that such entities will do so. Moreover, the Distributor's ability to monitor these trades and/or implement the procedures may be severely limited. These circumstances may result in policies and procedures in place at certain Financial Intermediaries and Retirement and Benefit Plans that are less effective at detecting and preventing excessive trading than the policies and procedures adopted by the Distributor and other such entities.

     Omnibus account arrangements are a commonly used means for broker-dealers and other Financial Intermediaries, such as Retirement and Benefit Plan recordkeepers, to hold Fund shares on behalf of investors. A substantial portion of a Fund's shares may be held through omnibus accounts and/or held by Retirement and Benefit Plans. When shares are held in this manner, (1) the Distributor may not have any or complete access to the underlying investor or plan participant account information, and/or (2) the Financial Intermediaries or Retirement and Benefit Plan recordkeepers may be unable to implement or support our procedures. In such cases, the Financial Intermediaries or recordkeepers may be able to implement procedures or supply the Distributor with information that differs from that normally used by the Distributor. In such instances, the Distributor will seek to monitor purchase and redemption activity through the overall omnibus account(s) or Retirement and Benefit Plan account(s).

     If we identify activity that may be indicative of excessive short-term trading activity, we will notify the Financial Intermediary, recordkeeper or Retirement and Benefit Plan and request it to provide or review information on individual account transactions so that we or the Financial Intermediary, recordkeeper or Retirement and Benefit Plan may determine if any investors are engaged in excessive or short-term trading activity. If an investor is identified as engaging in undesirable trading activity, we will request that the Financial Intermediary, recordkeeper or Retirement and Benefit Plan take appropriate action to curtail the activity and will work with the relevant party to do so. Such action may include actions similar to those that the Distributor would take, such as placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades on a manual basis, either indefinitely or for a period of time. If we determine that the Financial Intermediary, recordkeeper or Retirement and Benefit Plan has not demonstrated adequately that it has taken appropriate action to curtail the excessive short-term trading, we may consider whether to terminate the relationship. The nature of these relationships also may inhibit or prevent the Distributor or the Fund from assuring the uniform assessment of CDSCs on investors, even though Financial

     Intermediaries operating in omnibus environments or Retirement and Benefit Plan recordkeepers have agreed to assess the CDSCs or assist the Distributor or the Fund in assessing them.

     SHARE CLASSES. You should read this section carefully to determine which class of shares is best for you and discuss your selection with your investment professional. You should make a decision only after considering various factors, including the expected effect of any applicable sales charges and the level of class expenses on your investment over time, the amount you wish to invest, and the length of time you plan to hold the investment. Class A shares are sold at the NAV per share, plus a front-end sales charge which may be reduced or eliminated for larger purchases as described below. Class B, C, and P shares are offered at the NAV per share with no front-end sales charge. Early redemptions of Class B and C shares, however, may be subject to a CDSC. Class A shares normally have the lowest annual expenses while Class B and C shares have the highest annual expenses. Generally, Class A dividends will be higher than dividends of the other share classes. As a result, in many cases if you are investing $100,000 or more and plan to hold the shares for a long time, you may find Class A shares suitable for you because of the expected lower expenses and the reduced sales charges available. You should discuss purchase options with your investment professional.


     FOR MORE INFORMATION ON SELECTING A SHARE CLASS, SEE "CLASSES OF SHARES" IN THE STATEMENT OF ADDITIONAL INFORMATION.

================================================================================
SHARE CLASSES
--------------------------------------------------------------------------------

CLASS A     - normally offered with a front-end sales charge, which may be reduced or eliminated in certain circumstances

            - generally lowest annual expenses due to lower 12b-1 fees

CLASS B     - no front-end sales charge, but a CDSC is applied to shares redeemed before the sixth anniversary of purchase

            - higher annual expenses than Class A shares due to higher 12b-1 fees

            - automatically converts to Class A shares after eight years

CLASS C     - no front-end sales charge, but a CDSC is applied to shares redeemed before the first anniversary of purchase

            - higher annual expenses than Class A shares due to higher 12b-1 fees

CLASS P     - available only to certain investors

            - no front-end sales charge and no CDSC

            - lower annual expenses than Class B or Class C shares due to lower
              12b-1 fees

================================================================================
FRONT-END SALES CHARGES - CLASS A SHARES
--------------------------------------------------------------------------------

                                                                   MAXIMUM
                                                    TO COMPUTE    DEALER'S
                              AS A        AS A       OFFERING    CONCESSION
                              % OF        % OF         PRICE       (% OF
                            OFFERING      YOUR        DIVIDE      OFFERING
YOUR INVESTMENT              PRICE     INVESTMENT     NAV BY       PRICE)
---------------------------------------------------------------------------
Less than $50,000             5.75%       6.10%        .9425        5.00%
$50,000 to $99,999            4.75%       4.99%        .9525        4.00%
$100,000 to $249,999          3.95%       4.11%        .9605        3.25%
$250,000 to $499,999          2.75%       2.83%        .9725        2.25%
$500,000 to $999,999          1.95%       1.99%        .9805        1.75%
$1,000,000 and over         No Sales
                             Charge                   1.0000            +

+ See "Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge."

     Note: The above percentages may vary for particular investors due to rounding.

[SIDENOTE]

PLEASE INFORM THE FUND OR YOUR FINANCIAL INTERMEDIARY AT THE TIME OF YOUR PURCHASE OF FUND SHARES IF YOU BELIEVE YOU QUALIFY FOR A REDUCED FRONT-END SALES CHARGE.

     REDUCING YOUR CLASS A SHARE FRONT-END SALES CHARGES. As indicated in the above chart, you may purchase Class A shares at a discount if you qualify under the circumstances outlined below. To receive a reduced front-end sales charge, you must let the Fund or your Financial Intermediary know at the time of your purchase of Fund shares that you believe you qualify for a discount. If you or a related party have holdings of ELIGIBLE FUNDS in other accounts with your Financial Intermediary or with other Financial Intermediaries that may be combined with your current purchases in determining the sales charge as described below, you must let the Fund or your Financial Intermediary know. You may be asked to provide supporting account statements or other information to allow us or your Financial Intermediary to verify your eligibility for a discount. If you or your Financial Intermediary do not notify the Fund or provide the requested information, you may not receive the reduced sales charge for which you otherwise qualify. Class A shares may be purchased at a discount if you qualify under either of the following conditions:


     - RIGHTS OF ACCUMULATION - A Purchaser may combine the value at the current public offering price of Class A, B, C, and P shares of any Eligible Fund already owned with a new purchase of Class A shares of any Eligible Fund in order to reduce the sales charge on the new purchase.

     - LETTER OF INTENTION - A Purchaser may combine purchases of Class A, B, C, and P shares of any Eligible Fund the Purchaser intends to make over a 13-month period in determining the applicable sales charge. Current holdings under Rights of Accumulation may be included in a Letter of Intention. Shares purchased through reinvestment of dividends or distributions are not included. A Letter of Intention may be backdated up to 90 days.

     The term "Purchaser" includes: (1) an individual; (2) an individual, his or her spouse, and children under the age of 21; (3) a Retirement and Benefit Plan including a 401(k) plan, profit-sharing plan, money purchase plan, defined benefit plan, SIMPLE IRA plan, SEP IRA plan, and 457(b) plan sponsored by a governmental entity, non-profit organization, school district or church to which employer contributions are made; or (4) a trustee

[SIDENOTE]

ELIGIBLE FUND. An "Eligible Fund" is any Lord Abbett-sponsored fund except for
(1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such fund is not offered for sale; (2) Lord Abbett Series Fund, Inc.; (3) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett sponsored funds); and (4) any other fund the shares of which are not available to the investor at the time of the transaction due to a limitation on the offering of the fund's shares. An Eligible Fund also is any Authorized Institution's affiliated money market fund meeting criteria set by Lord Abbett Distributor as to certain omnibus account and other criteria.

     or other fiduciary purchasing shares for a single trust, estate or single fiduciary account. An individual may include under item (1) his or her holdings in Eligible Funds as described above in Individual Retirement Accounts ("IRAs"), as a sole participant of a Retirement and Benefit Plan sponsored by the individual's business, and as a participant in a 403(b) plan to which only pre-tax salary deferrals are made. An individual and his or her spouse may include under item (2) their holdings in IRAs, and as the sole participants in Retirement and Benefit Plans sponsored by a business owned by either or both of them. A Retirement and Benefit Plan under item
     (3) includes all qualified Retirement and Benefit Plans of a single employer and its consolidated subsidiaries, and all qualified Retirement and Benefit Plans of multiple employers registered in the name of a single bank trustee. A Purchaser may include holdings of Class A, B, C, and P shares of Eligible Funds as described above in accounts with Financial Intermediaries for purposes of calculating the front-end sales charges.

     FOR MORE INFORMATION ON ELIGIBILITY FOR THESE PRIVILEGES, READ THE APPLICABLE SECTIONS IN THE APPLICATION AND THE STATEMENT OF ADDITIONAL INFORMATION. THIS INFORMATION ALSO IS AVAILABLE UNDER "LORD ABBETT FUNDS" AT www.LordAbbett.com OR BY CALLING LORD ABBETT AT 800-821-5129
     (AT NO CHARGE.)

     CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Class A shares may be purchased without a front-end sales charge under any of the following conditions:

     -  purchases of $1 million or more, *

     - purchases by Retirement and Benefit Plans with at least 100 eligible employees, *

     - purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases, *

     - purchases made with dividends and distributions on Class A shares of another Eligible Fund,

     - purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for Class A shares,

     - purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,

     - purchases made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services (including so-called "mutual fund wrap account programs"), provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases,

     - purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,

     - purchases by each Lord Abbett-sponsored fund's Directors or Trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers), or

     - purchases through a broker-dealer for clients that participate in an arrangement with the broker-dealer under which the client pays the broker-dealer a fee based on the total asset value of the client's account for all or a specified number of securities transactions, including purchases of mutual fund shares, in the account during a certain period.

     SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR A LISTING OF OTHER CATEGORIES OF PURCHASES THAT QUALIFY FOR CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE.

     * THESE CATEGORIES MAY BE SUBJECT TO A CDSC.


     DEALER CONCESSIONS ON CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Except as otherwise set forth in the following paragraphs, Lord Abbett Distributor may pay Dealers distribution-related compensation (i.e. concessions) according to the Schedule set forth below under the following circumstances:

     - purchases of $1 million or more,

     - purchases by Retirement and Benefit Plans with at least 100 eligible employees, or

     - purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans in connection with multiple fund family recordkeeping platforms and have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases ("Alliance Arrangements").

     Dealers receive concessions described below on purchases made within a 12-month period beginning with the first NAV purchase of Class A shares for the account. The concession rate resets on each anniversary date of the initial NAV purchase, provided that the account continues to qualify for treatment at NAV. Current holdings of Class B, C, and P shares will be included for purposes of calculating the breakpoints in the Schedule below and the amount of the concessions payable with respect to the Class A shares investment. Concessions may not be paid with respect to Alliance Arrangements unless Lord Abbett Distributor can monitor the applicability of the CDSC. In addition, if a Financial Intermediary decides to waive receipt of the concession, any CDSC that might otherwise have applied to any such purchase will be waived.

     Financial Intermediaries should contact Lord Abbett Distributor for more complete information on the commission structure.


================================================================================
DEALER CONCESSION SCHEDULE - CLASS A SHARES
(FOR CERTAIN PURCHASES WITHOUT A FRONT-END SALES CHARGE)
--------------------------------------------------------------------------------

The dealer concession received is based on the amount of the Class A share investment as follows:

                              FRONT-END
CLASS A INVESTMENTS           SALES CHARGE*    DEALER'S CONCESSION
------------------------------------------------------------------
First $5 million              None             1.00%
Next $5 million above that    None             0.55%
Next $40 million above that   None             0.50%
Over $50 million              None             0.25%

* Class A shares purchased without a sales charge will be subject to a 1% CDSC if they are redeemed on or before the 12th month after the month in which the shares were initially purchased. For Alliance Arrangements involving Financial Intermediaries offering multiple fund families to Retirement or Benefit Plans, the CDSC normally will be collected only when a Plan effects a complete redemption of all or substantially all shares of all Lord Abbett-sponsored funds in which the Plan is invested.

================================================================================
CONTINGENT DEFERRED SALES CHARGE (CDSC)
--------------------------------------------------------------------------------

A CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are redeemed, whichever is lower. In addition, repayment of loans under Retirement and Benefit Plans will constitute new sales for purposes of assessing the CDSC.

To minimize the amount of any CDSC, the Fund redeems shares in the following order:

  1. shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)

  2. shares held for six years or more (Class B), or one year or more after the month of purchase (Class A), or one year or more (Class C)

  3. shares held the longest before the sixth anniversary of their purchase (Class B), or before the first anniversary after the month of their purchase (Class A) or before the first anniversary of their purchase (Class
     C)

     CLASS A SHARE CDSC. If you buy Class A shares of the Fund under one of the starred (*) categories listed above or if you acquire Class A shares in exchange for Class A shares of another Lord Abbett-sponsored fund subject to a CDSC and you redeem any of the Class A shares on or before the 12th month (24th month if shares were purchased prior to November 1, 2004) after the month in which you initially purchased those shares, a CDSC of 1% will normally be collected.

     The Class A share CDSC generally will not be assessed under the following circumstances:

     - benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service, or any excess distribution under Retirement and Benefit Plans (documentation may be required)

     - redemptions by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor, provided the Plan has not redeemed all, or substantially all, of its assets from the Lord Abbett-sponsored funds

     - ELIGIBLE MANDATORY DISTRIBUTIONS under 403(b) Plans and individual retirement accounts

[SIDENOTE]

BENEFIT PAYMENT DOCUMENTATION. (Class A CDSC only) Requests for benefit payments of $50,000 or more must be in writing. Use the address indicated under "Opening your Account."

ELIGIBLE MANDATORY DISTRIBUTIONS. If Class A or B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a mandatory distribution that bears the same relation to the entire mandatory distribution as the Class A or B share investment bears to the total investment.

     CLASS B SHARE CDSC. The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC will be remitted to Lord Abbett Distributor. The CDSC declines the longer you own your shares, according to the following schedule:

================================================================================
CONTINGENT DEFERRED SALES CHARGES - CLASS B SHARES
--------------------------------------------------------------------------------

ANNIVERSARY(1) OF                          CONTINGENT DEFERRED SALES
THE DAY ON WHICH                           CHARGE ON REDEMPTION
THE PURCHASE ORDER                         (AS % OF AMOUNT SUBJECT
WAS ACCEPTED                               TO CHARGE)
On                         Before
                           1st                      5.0%
1st                        2nd                      4.0%
2nd                        3rd                      3.0%
3rd                        4th                      3.0%
4th                        5th                      2.0%
5th                        6th                      1.0%
on or after the 6th(2)                              None

(1) The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversary for shares purchased on May 1 will be May 1 of each succeeding year.

(2) Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.

     The Class B share CDSC generally will not be assessed under the following circumstances:

     - benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service, or any excess contribution or distribution under Retirement and Benefit Plans (documentation may be required)

     - Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts

     -  death of the shareholder

     - redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year)

     SEE "SYSTEMATIC WITHDRAWAL PLAN" UNDER "SERVICES FOR FUND INVESTORS" FOR MORE INFORMATION ON CDSCS WITH RESPECT TO CLASS B SHARES.

     CLASS C SHARE CDSC. The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of their purchase. The CDSC will be remitted to Lord Abbett Distributor.

     CLASS P SHARES. Class P shares have lower annual expenses than Class B and Class C shares, no front-end sales charge, and no CDSC. Class P shares are currently sold and redeemed at NAV in connection with (a) orders made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders; (b) orders for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders; and (c) orders made by or on behalf of a Financial Intermediary for clients participating in an IRA Rollover program sponsored by the Financial Intermediary that operates the program in an omnibus recordkeeping environment and has entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders.

     REINVESTMENT PRIVILEGE. If you redeem shares of the Fund, you have a one-time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you redeemed your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

SALES COMPENSATION

     As part of its plan for distributing shares, the Fund and Lord Abbett Distributor pay sales and service compensation to AUTHORIZED INSTITUTIONS that sell the Fund's shares and service its shareholder accounts.

     As shown in the table "Fees and Expenses," sales compensation originates from sales charges, which are paid directly by shareholders, and 12b-1 distribution fees, which are paid by the Fund. Service compensation originates from 12b-1 service fees. Because 12b-1 fees are paid on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees are accrued daily at annual rates based upon average daily net assets as follows:

FEE              CLASS A      CLASS B       CLASS C        CLASS P
------------------------------------------------------------------
Service              .25%         .25%          .25%           .20%
Distribution         .10%         .75%          .75%           .25%

     The Rule 12b-1 plans for Class A and Class P shares provide that the maximum payments that may be authorized by the Board are .50% and .75%, respectively. We may not pay compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation. In such cases, we will not require payment of any otherwise applicable CDSC.

     SALES ACTIVITIES. We may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity that is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to the Fund's Class A and Class C shares for activities that are primarily intended to result in the sale of such Class A and Class C shares, respectively. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, additional concessions to Authorized Institutions, the cost necessary to provide

[SIDENOTE]

AUTHORIZED INSTITUTIONS are institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 Plan. Lord Abbett Distributor is an Authorized Institution.

12b-1 FEES ARE PAYABLE REGARDLESS OF EXPENSES. The amounts payable by the Fund need not be directly related to expenses. If Lord Abbett Distributor's actual expenses exceed the fee payable to it, the Fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the full amount of the fee.

     distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

     SERVICE ACTIVITIES. We may pay 12b-1 service fees to Authorized Institutions for any activity that is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

     REVENUE SHARING AND OTHER PAYMENTS TO DEALERS AND FINANCIAL INTERMEDIARIES. In addition to the various sales commissions and 12b-1 fees described above, Lord Abbett, Lord Abbett Distributor and the Fund may make other payments to dealers and other firms authorized to accept orders for Fund shares (collectively, "Dealers").

     Lord Abbett or Lord Abbett Distributor makes payments to Dealers in its sole discretion, at its own expense and without cost to the Fund or the Fund's shareholders. The payments may be for:

     -  marketing and/or distribution support for Dealers;

     - the Dealers' and their investment professionals' shareholder servicing efforts;

     - training and education activities for the Dealers, their investment professionals and/or their clients or potential clients;

     - sponsoring or otherwise bearing, in part or in whole, the costs for other meetings of Dealers' investment professionals and/or their clients or potential clients;


     - certain information regarding Dealers and their investment professionals;

     - sponsoring or otherwise bearing, in part or in whole, the costs for other meetings of Dealers' investment professionals and/or their clients or potential clients;

     - the purchase of products or services from the Dealers, such as investment research, software tools or data for investment analysis purposes; and/or

     - certain Dealers' costs associated with orders relating to Fund shares ("ticket charges").

     Some of these payments may be referred to as revenue sharing payments. Most of these payments are intended to reimburse Dealers directly or indirectly for the costs that they or their investment professionals incur in connection with educational seminars and training efforts about the Lord Abbett Funds to enable the Dealers and their investment professionals to make recommendations and provide services that are suitable and useful in meeting shareholder needs, as well as to maintain the necessary infrastructure to make the Lord Abbett Funds available to shareholders. The costs and expenses related to these efforts may include travel, lodging, entertainment and meals, among other things. In addition, Lord Abbett Distributor may, for specified periods of time, decide to forgo the portion of any front-end sales charges to which it normally is entitled and allow Dealers to retain the full sales charge for sales of Fund shares. In some instances, these temporary arrangements will be offered only to certain Dealers expected to sell significant amounts of Fund shares.

     Lord Abbett or Lord Abbett Distributor, in its sole discretion, determines the amounts of payments to Dealers, with the exception of purchases of products or services and certain expense reimbursements. Lord Abbett and Lord Abbett Distributor consider many factors in determining the basis or amount of any additional payments to Dealers. The factors include the Dealer's sales, assets and redemption rates relating to Lord Abbett Funds, penetration of Lord Abbett Fund sales among investment professionals within the Dealer, and the potential to expand Lord Abbett's relationship with the Dealer. Lord Abbett and Lord Abbett Distributor also may take into account other business relationships Lord Abbett has with a Dealer, including other Lord Abbett financial products or advisory services sold by or provided to a Dealer or one or more of its affiliates. Based on its analysis of these factors, Lord Abbett groups Dealers into tiers, each of which is associated with a particular maximum amount of revenue sharing payments expressed as a percentage of assets of the Lord Abbett Funds attributable to that particular Dealer. The payments presently range from 0.02% to 0.1% of Lord Abbett Fund assets attributable to the Dealer and/or its investment professionals. The maximum payment limitations may not be inclusive of payments for certain items, such as training and education activities, other meetings, and the purchase of certain products and services from the Dealers. The Dealers within a particular tier may receive different amounts of revenue sharing or may not receive any. Lord Abbett or Lord Abbett Distributor may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any given Fund. In addition, Lord Abbett's formula for calculating revenue sharing payments may be different from the formulas that the Dealers use. Please refer to the Fund's Statement of Additional Information for additional information relating to revenue sharing payments.

     Neither Lord Abbett nor Lord Abbett Distributor makes payments directly to a Dealer's investment professionals, but rather they are made solely to the Dealer itself (with the exception of expense reimbursements related to the attendance of a Dealer's investment professionals at training and education meetings and at other meetings involving the Lord Abbett Funds). The Dealers receiving additional payments include those that may recommend that their clients consider or select the Fund or other Lord Abbett Funds for investment purposes, including those that may include one or more of the Lord Abbett Funds on a "preferred" or "recommended" list of mutual funds. In some circumstances, the payments may create an incentive for a Dealer or its investment professionals to recommend or sell shares of Lord Abbett Funds to a client over shares of other funds. For more specific information about any additional payments, including revenue sharing, made to your Dealer, please contact your investment professional.

     The Fund's portfolio transactions are not used as a form of sales-related compensation to Dealers that sell shares of the Lord Abbett Funds. Lord Abbett places the Fund's portfolio transactions with broker-dealer firms based on the firm's ability to provide the best net results from the transaction to the Fund. To the extent that Lord Abbett determines that a Dealer can provide the Fund with the best net results, Lord Abbett may place the Fund's portfolio transactions with the Dealer even though it sells or has sold shares of the Fund. In no event, however, does or will Lord Abbett give any consideration to a Dealer's sales in deciding which Dealer to choose to execute the Fund's portfolio transactions. Lord Abbett maintains policies and procedures designed to ensure that it places portfolio transactions based on the Fund's receipt of the best net results only. These policies and procedures also permit Lord Abbett to give consideration to proprietary investment research a Dealer may provide to Lord Abbett.

     In addition to the payments from Lord Abbett or Lord Abbett Distributor described above, from time to time, the Lord Abbett Funds may enter into arrangements with and pay fees to Financial Intermediaries that provide recordkeeping services to certain groups of investors in the Lord Abbett Funds, including participants in Retirement and Benefit Plans, investors in mutual fund advisory programs, investors in variable insurance products and clients of Financial Intermediaries that operate in an omnibus environment (collectively, "Investors"). The recordkeeping services typically include:
     (a) establishing and maintaining Investor accounts and records; (b) recording Investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to Investors; (e) furnishing proxy materials, periodic Lord Abbett Fund reports, prospectuses and other communications to Investors as required; (f) transmitting Investor transaction information; and (g) providing information in order to assist the Lord Abbett Funds in their compliance with state securities laws. The fees the Lord Abbett Funds pay: (1) are designed to be equal to or less than the fees the Funds would pay to their transfer agent for similar services; and (2) do not relate to distribution services. The Lord Abbett Funds understand that, in accordance with guidance from the U.S. Department of Labor, Retirement and Benefit Plans, sponsors of qualified retirement plans and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the Retirement and Benefit Plans or the Investors. This may take the form of recordkeepers passing the fees through to their clients or reducing the clients' charges by the amount of fees the recordkeeper receives from mutual funds.

     The Lord Abbett Funds may also pay fees to broker-dealers for networking services. Networking services may include but are not limited to:

     -  establishing and maintaining individual accounts and records;

     -  providing client account statements; and

     -  providing 1099 forms and other tax statements.

     The networking fees that the Lord Abbett Funds pay to broker-dealers normally result in reduced fees to the transfer agent, which would otherwise provide these services.


OPENING YOUR ACCOUNT

     IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT REQUIRED BY THE USA PATRIOT ACT. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including the Fund, to obtain, verify, and record information that identifies each person who opens an account. What this means for you - when you open an account, we will ask for your name, address, date of birth, Social Security Number or similar number, and other information that will allow us to identify you. We will ask for similar information in the case of persons who will be signing on behalf of a legal entity that will own the account. We also may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your Application. Your monies will not be invested until we have all required information. You also should know that we may verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, the Fund reserves the right to reject purchase orders accompanied by cash, cashier's checks, money orders, bank drafts, traveler's checks, and third party or double-endorsed checks, among others.

     MINIMUM INITIAL INVESTMENT

     -  Regular Account                                                   $ 1,000
     -  Individual Retirement Accounts and
        403(b) Plans under the Internal Revenue Code                      $   250
     -  Uniform Gift to Minor Account                                     $   250
     -  Invest-A-Matic                                                    $   250

     No minimum investment is required for certain Retirement and Benefit Plans and certain purchases through Financial Intermediaries that charge their clients a fee for services that include investment advisory or management services.

     You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor, or you can fill out the Application and send it to the Fund at the address stated below. You should note that your purchases and other transactions may be subject to review and verification on an ongoing basis. Please carefully read the paragraph below entitled "Proper Form" before placing your order to ensure that your order will be accepted.


     LORD ABBETT VALUE OPPORTUNITIES FUND
     P.O. Box 219336
     Kansas City, MO 64121

     PROPER FORM. An order submitted directly to the Fund must contain: (1) a completed application with all applicable requested information, and (2) payment by check. When purchases are made by check, redemption proceeds will not be paid until the Fund or transfer agent is advised that the check has cleared, which may take up to 15 calendar days. For more information, please call the Fund at 800-821-5129.

     BY EXCHANGE. Please call the Fund at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.

REDEMPTIONS

     Redemptions of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In the case of redemptions involving Retirement and Benefit Plans, you may be required to provide the Fund with one or more completed forms before your order will be executed. For more information, please call 800-821-5129. To determine if a CDSC applies to a redemption, see "Class A Share CDSC," "Class B Share CDSC," or "Class C Share CDSC."

     BY BROKER. Call your investment professional for instructions on how to redeem your shares.

     BY TELEPHONE. To obtain the proceeds of a redemption of less than $50,000 from your account, you or your representative should call the Fund at 800-821-5129.

     BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to redeem and include all necessary signatures.

     Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

     If the signer has any legal capacity (i.e., the authority of an individual to act on behalf of an entity or other person(s)), the signature and capacity must be guaranteed by an ELIGIBLE GUARANTOR. Certain other legal documentation may be required. For more information regarding proper documentation, please call 800-821-5129.

     A GUARANTEED SIGNATURE is designed to protect you from fraud by verifying your signature. We require a Guaranteed Signature by an Eligible Guarantor on requests for:

     - a redemption check for which you have the legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate or on behalf of a corporation),

     - a redemption check payable to anyone other than the shareholder(s) of record,

     - a redemption check to be mailed to an address other than the address of record,

     - a redemption check payable to a bank other than the bank we have on file, or

     -    a redemption for $50,000 or more.

[SIDENOTE]

SMALL ACCOUNTS. The Board may authorize closing any account in which there are fewer than 25 shares if it is in the Fund's best interest to do so.

ELIGIBLE GUARANTOR is any broker or bank that is usually a member of the medallion stamp program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.

GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

-  In the case of an estate -

   Robert A. Doe
   Executor of the Estate of
   John W. Doe

[Date]

[SEAL]

-  In the case of a corporation -
   ABC Corporation

   Mary B. Doe

   By Mary B. Doe, President
   [Date]

[SEAL]

     REDEMPTIONS IN KIND. The Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that the Fund would do so except in unusual circumstances. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

DISTRIBUTIONS AND TAXES

     The Fund expects to pay you dividends from its net investment income annually and expects to distribute any net capital gains annually as "capital gains distributions."

     Distributions will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash. For distributions payable on accounts other than those held in the name of your dealer, if you instruct the Fund to pay your distributions in cash, and the Post Office is unable to deliver one or more of your checks or one or more of your checks remains uncashed for a certain period, the Fund reserves the right to reinvest your checks in your account at the NAV on the day of the reinvestment following such period. In addition, the Fund reserves the right to reinvest all subsequent distributions in additional Fund shares in your account. No interest will accrue on checks while they remain uncashed before they are reinvested or on amounts represented by uncashed redemption checks. There are no sales charges on reinvestments.

     The Fund's distributions are taxable to you in the year they are considered received for tax purposes. Distributions of investment income and short-term capital gains are taxable to you as ordinary income; however, certain qualified dividends that the Fund receives and distributes to you may be subject to a reduced tax rate if you meet holding period and certain other requirements. Distributions of net long-term capital gains are taxable to you as long-term capital gains. This tax treatment of distributions of net long-term capital gains applies regardless of how long you have owned

     Fund shares or whether distributions are reinvested or paid in cash.

     Except in tax-advantaged accounts, any sale, redemption, or exchange of Fund shares may be taxable to you.

     If you buy shares when the Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

     Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by the Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of such distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

SERVICES FOR FUND INVESTORS

     AUTOMATIC SERVICES

     Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out the Application or by calling 800-821-5129.

FOR INVESTING

INVEST-A-MATIC         You can make fixed, periodic investments ($250 initial
(Dollar-cost           and $50 subsequent minimum) into your Fund account by
averaging)             means of automatic money transfers from your bank
                       checking account. See the Application for instructions.

DIV-MOVE You may automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($50 minimum).

FOR SELLING SHARES

SYSTEMATIC             You can make regular withdrawals from most Lord
WITHDRAWAL PLAN        Abbett-sponsored funds. Automatic cash withdrawals will
("SWP")                be paid to you from your account in fixed or variable
                       amounts. To establish a SWP, the value of your shares
                       for Class A or Class C must be at least $10,000, and for
                       Class B the value of your shares must be at least
                       $25,000, except in the case of a SWP established for
                       Retirement and Benefit Plans, for which there is no
                       minimum. Your shares must be in non-certificate form.

CLASS B SHARES         The CDSC will be waived on redemptions of up to 12% of
                       the current net asset value of your account at the time
                       of your SWP request. For Class B share SWP redemptions
                       over 12% per year, the CDSC will apply to the entire
                       redemption. Please contact the Fund for assistance in
                       minimizing the CDSC in this situation.

CLASS B AND            Redemption proceeds due to a SWP for Class B and Class C
CLASS C SHARES         shares will be redeemed in the order described under
                       "CDSC" under "Purchases."

OTHER SERVICES

     TELEPHONE INVESTING. After we have received the Application (selecting "yes" under Section 8C and completing Section 7), you may instruct us by phone to have money transferred from your bank account to purchase shares of the Fund for an existing account. The Fund will purchase the requested shares when it receives the money from your bank.

     EXCHANGES. You or your investment professional may instruct the Fund to exchange shares of any class for shares of the same class of any Eligible Fund. Instructions may be provided in writing or by telephone, with proper identification, by calling 800-821-5129. The Fund must receive instructions for the exchange before the close of the NYSE on the day of your call, in which case you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes and may create a taxable situation for you (see "Distributions and Taxes" section). Be sure to read the current prospectus for any fund into which you are exchanging.

     ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.


     HOUSEHOLDING. We have adopted a policy that allows us to send only one copy of the Fund's prospectus, proxy material, Annual Report and Semiannual Report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call us at 800-821-5129 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.


     ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Fund at 800-821-5129.

     SYSTEMATIC EXCHANGE. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.

[SIDENOTE]

TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.

EXCHANGE LIMITATIONS. As described under "Your Investment - Purchases," we reserve the right to modify, restrict, or reject any exchange request if the Fund or Lord Abbett Distributor determines it is in the best interest of the Fund and its shareholders. The Fund also may revoke the privilege for all shareholders upon 60 days' written notice.

TO OBTAIN INFORMATION:                     ADDITIONAL INFORMATION

BY TELEPHONE. For shareholder                  More information on the Fund is or will be
account inquiries call the Fund                available free upon request, including the
at: 800-821-5129. For literature               following:
requests call the Fund at:
800-874-3733.                                  ANNUAL/SEMIANNUAL REPORT

BY MAIL. Write to the Fund at:                 The Fund's Annual and Semiannual Reports
The Lord Abbett Family of Funds                contain more information about the Fund's
90 Hudson Street Jersey City, NJ               investments and performance. The Annual
07302-3973                                     Report also includes details about the
                                               market conditions and investment strategies
VIA THE INTERNET.                              that had a significant effect on the Fund's
LORD, ABBETT & CO. LLC                         performance during the last fiscal year.
www.LordAbbett.com                             The Reports are available, free of charge,
                                               at www.LordAbbett.com, and through other
                                               means as indicated on the left.

Text only versions of Fund                     STATEMENT OF ADDITIONAL INFORMATION ("SAI")
documents can be viewed online
or downloaded from the SEC:                    Provides more details about the Fund and
www.sec.gov.                                   its policies. A current SAI is on file with
                                               the Securities and Exchange Commission
You can also obtain copies by                  ("SEC") and is incorporated by reference
visiting the SEC's Public                      (is legally considered part of this
Reference Room in Washington, DC               prospectus). Although the SAI is not
(phone 202-942-8090) or by                     available at www.LordAbbett.com, the SAI is
sending your request and a                     available through other means, generally
duplicating fee to the SEC's                   without charge, indicated on the left.
Public Reference Section,
Washington, DC 20549-0102 or by
sending your request
electronically to
publicinfo@sec.gov.

[LORD ABBETT(R) LOGO]

     Lord Abbett Mutual Fund shares
          are distributed by:
      LORD ABBETT DISTRIBUTOR LLC                                                            LST-1
           90 Hudson Street                    Lord Abbett Securities Trust                  3/06
  Jersey City, New Jersey 07302-3973              Lord Abbett Value Opportunities Fund

                                               SEC FILE NUMBER: 811-07538

[LORD ABBETT LOGO]

  LORD ABBETT
    VALUE OPPORTUNITIES FUND


                                    MARCH 1,
                                      2006


                                   PROSPECTUS
                                 CLASS Y SHARES

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


                                                                          PAGE
                    THE FUND

     What you should           Goal                                         2
          know about           Principal Strategy                           2
            the Fund           Main Risks                                   3
                               Performance                                  5
                               Fees and Expenses                            5
                               Additional Investment Information            6
                               Management                                   9

                YOUR INVESTMENT

       Information for         Purchases                                   11
              managing         Redemptions                                 23
             your Fund         Distributions and Taxes                     26
               account         Services for Fund Investors                 27

             ADDITIONAL INFORMATION

       How to learn more       Back Cover
      about the Fund and
       other Lord Abbett
                   Funds

                                    THE FUND

GOAL

     The Fund's investment objective is long term capital appreciation.

PRINCIPAL STRATEGY


     To pursue this goal, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small and mid-sized companies. Small and mid-sized companies are defined as companies having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 2500(R) Index, a widely used benchmark for small and mid-sized stock performance. As of January 31, 2006, the market capitalization range of the Russell 2500(R) Index was $26 million to $12.7 billion. This range varies daily. The Fund may change this policy at any time. Equity securities in which the Fund may invest include common stocks, convertible bonds, convertible preferred stocks, warrants and similar instruments. Common stocks, the most familar type of equity security, represent an ownership interest in a company.


     In selecting investments, the Fund attempts to invest in the securities of smaller, less well-known companies, and mid-sized companies selling at reasonable prices in relation to our assessment of their potential value. The Fund chooses stocks using:

     - Quantitative research to identify stocks we believe represent the best bargains. As part of this process, we may look at the price of a company's stock in relation to the company's book value, its sales, the value of its assets, its earnings and cash flow.

     - Fundamental research to evaluate a company's operating environment, resources and strategic plans and to assess its prospects for exceeding earnings expectations.

[SIDENOTE]

----------
WE OR THE FUND OR VALUE OPPORTUNITIES FUND refers to Lord Abbett Value Opportunities Fund, a portfolio or series of Lord Abbett Securities Trust (the "Trust").

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

     We generally sell a stock when we think it is no longer undervalued, seems less likely to benefit from the current market and economic environment, shows deteriorating fundamentals, or falls short of our expectations.

     This Fund is intended for investors who are willing to withstand the risk of short-term price fluctuations in exchange for attractive potential long-term returns.

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with VALUE STOCKS and small and mid-sized company stocks. This means the value of your investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. The stocks of small and mid-sized companies may perform differently than the market as a whole and other types of stocks, such as large-company stocks and growth stocks.

     The Fund has particular risks associated with value stocks. Different types of stocks shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

     Investing in small and mid-sized companies generally involves greater risks than investing in the stocks of large companies. Small and mid-sized companies may be less able to weather economic shifts or other adverse developments than larger, more established companies. They may have less experienced management and unproven track records. They may rely on limited product lines and have more limited financial resources. These factors may make them more susceptible to setbacks or

[SIDENOTE]

VALUE STOCKS are stocks of companies we believe the market undervalues according to certain financial measurements of their intrinsic worth or business prospects.

                                 VALUE OPPORTUNITIES FUND

     economic downturns. Mid-sized company stocks tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. In addition, there may be less liquidity in the prices of small and mid-sized company stocks, subjecting them to greater price fluctuations than larger company stocks. Investing in small companies generally involves some degree of information risk. That means that key information about an issuer, security or market may be inaccurate or unavailable.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money in the Fund.

                            VALUE OPPORTUNITIES FUND


                                                     ---------------------------
                                                     Symbol:  Class Y - LVOYX


PERFORMANCE

     The Fund does not show performance because it has not completed a full calendar year of operations.

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                                                         CLASS Y
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
 (as a % of offering price)                                                none
Maximum Deferred Sales Charge                                              none
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees
 (See "Management")                                                        0.75%
Other Expenses(1)                                                          0.43%
                                                                           -----
Total Operating Expenses                                                   1.18%
Expense Reimbursement(2)                                                   0.23%
                                                                           -----
Net Expenses(2)                                                            0.95%

(1)  The other expenses are based upon estimated amounts.

(2) For the period ending October 31, 2006, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses so that the Fund's net Annual Operating Expenses do not exceed an aggregate annual periodized rate of 0.95% of average daily net assets for Class Y shares.


================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

SHARE CLASS                                                   1 YEAR     3 YEARS
Class Y Shares                                                $   97     $   352

Your expenses would be the same if you did not redeem your shares.

[SIDENOTE]

MANAGEMENT FEES are payable to Lord, Abbett & Co. LLC ("Lord Abbett") for the Fund's investment management.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

ADDITIONAL INVESTMENT INFORMATION

     This section describes some of the investment techniques that might be used by the Fund and some of the risks associated with those techniques.

     ADJUSTING INVESTMENT EXPOSURE. The Fund will be subject to the risks associated with investments. The Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices, and other factors. For example, the Fund may seek to hedge against certain market risks. These strategies may involve effecting transactions in derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with the Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed, and could produce disproportionate gains or losses.

     CONVERTIBLE SECURITIES. The Fund may invest in convertible bonds and convertible preferred stocks. These investments tend to be more volatile than debt securities, but tend to be less volatile and produce more income than their underlying common stocks. The markets for convertible securities may be less liquid than markets for common stocks or bonds.

     DEPOSITARY RECEIPTS. The Fund may invest in American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the

     United States, including increased market, liquidity, currency, political, information and other risks.

     FOREIGN SECURITIES. The Fund may invest up to 10% of its net assets in foreign securities that are primarily traded outside the United States. This limitation does not include ADRs. Foreign securities may pose greater risks than domestic securities. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. As a result, there may be less information publicly available about foreign companies than most U.S. companies. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls.

     LISTED OPTIONS ON SECURITIES. The Fund may purchase and write national securities exchange-listed put and call options on securities or securities indices. The Fund may use options for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). A "call option" is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. The Fund may write covered call options with respect to securities in its portfolio in an attempt to increase income and to provide greater flexibility in the disposition of portfolio securities. A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The Fund will not purchase an option if, as a result of such purchase, more than 10% of its net assets would be invested in premiums for such options. The Fund may only sell (write) covered put options to the extent that cover for such options does not exceed 15% of its net assets. The Fund may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of its net assets at the time an option is written.

     RISKS OF OPTIONS. Fund transactions in options, if any, involve additional risk of loss. Loss may result, for example, from adverse market movements, a lack of correlation between changes in the value of these derivative instruments and the Fund's assets being hedged, the potential illiquidity of the markets for derivative instruments, the risk that the counterparty to an OTC contract will fail to perform its obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions.

     TEMPORARY DEFENSIVE INVESTMENTS. At times the Fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political, or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities may include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by cash and obligations of the U.S. Government and its agencies and instrumentalities. These investments could reduce the benefit from any upswing in the market and prevent a Fund from achieving its investment objective.

     INFORMATION ON PORTFOLIO HOLDINGS. The Fund's Annual and Semiannual Reports, which are sent to shareholders and filed with the Securities and Exchange Commission ("SEC"), contain information about the Fund's portfolio holdings, including a complete schedule of holdings. The Fund also files its complete schedule of portfolio holdings with the SEC on Form N-Q as of the end of its first and third fiscal quarters.

     In addition, on or about the first day of the second month following each calendar quarter-end, the Fund makes publicly available a complete schedule of its portfolio holdings as of the last day of each such quarter. The Fund also may make publicly available Fund portfolio commentaries or fact sheets containing a discussion of select portfolio holdings and a list of up to the ten largest portfolio positions, among other things, and/or performance attribution information within thirty days following the end of each calendar quarter for which such information is made available. This information will remain available until the schedule, commentary, fact sheet or performance attribution information for the next quarter is publicly available. You may view this information for the most recently ended calendar quarter or month at www.LordAbbett.com or request a copy at no charge by calling Lord Abbett at 800-821-5129.

     For more information on the Fund's policies and procedures with respect to the disclosure of its portfolio holdings and ongoing arrangements to make available such information on a selective basis to certain third parties, please see "Investment Policies - Policies and Procedures Governing the Disclosure of Portfolio Holdings" in the Statement of Additional Information.

MANAGEMENT

     BOARD OF TRUSTEES. The Board oversees the management of the business and affairs of the Fund. The Board meets regularly to review the Fund's portfolio investments, performance, expenses, and operations. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. More than 75 percent of the members of the Board are independent of Lord Abbett.


     INVESTMENT ADVISER. The Fund's investment adviser is Lord, Abbett & Co. LLC, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929,

     Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $101 billion in 54 mutual fund portfolios and other advisory accounts as of December 30, 2005.


     Lord Abbett is entitled to an annual management fee based on the Fund's average daily net assets. The fees are calculated daily and payable monthly as follows:

     .75 of 1% on the first 1 billion of average daily net assets,

     .70 of 1% on the next 1 billion,

     .65 of 1% on assets over 2 billion.

     In addition, Lord Abbett provides certain administrative services to the Fund for a fee at the annual rate of .04 of 1% of the Fund's average daily net assets. The Fund pays all expenses not expressly assumed by Lord Abbett. For more information about the services Lord Abbett provides to the Fund, see the Statement of Additional Information.


     Each year in December the Board considers whether to approve the continuation of the existing management and administrative services agreements between the Fund and Lord Abbett. A discussion regarding the basis for the Board approving an investment advisory contract of the Fund will be available in the Fund's Semiannual report for the fiscal period ending April 30, 2006.


     INVESTMENT MANAGERS. Lord Abbett uses a team of investment managers and analysts acting together to manage the Fund's investments. The Statement of Additional Information contains additional information about investment managers' compensation, other accounts managed by them and their ownership of Fund shares.

     Steven R. McBoyle, Value Opportunities Fund Senior Investment Manager, heads the Fund's team and has primary responsibility for the day-to-day management of the Fund. Mr. McBoyle joined Lord Abbett in 2001, prior to that he served as Vice President, Mergers and Acquisitions, at Morgan Stanley; he holds an MBA from Columbia University, is a holder of a Chartered Accountant and Certified Public Accountant designation, and has been in the investment business since 1990.

                                 YOUR INVESTMENT

PURCHASES

     CLASS Y SHARES. You may purchase Class Y shares at the net asset value ("NAV") per share next determined after we receive your purchase order submitted in proper form. We will not consider an order to be in proper form until we have certain identifying information required under applicable law. For more information see below. No sales charges apply.

     We reserve the right to modify, restrict or reject any purchase order or exchange request if the Fund or LORD ABBETT DISTRIBUTOR LLC determines that it is in the best interest of the Fund and its shareholders. All purchase orders are subject to our acceptance.

     PRICING OF SHARES. NAV per share for each class of Fund shares is calculated, under normal circumstances, each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. Assuming they are in proper form, purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day's NAV; orders placed after the close of trading on the NYSE will receive the next day's NAV.

     In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques, and reflect the mean between the bid and asked prices. Unlisted fixed income securities

[SIDENOTE]

LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor" or the "Distributor") acts as agent for the Fund to work with investment professionals that buy and/or sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

     having remaining maturities of 60 days or less are valued at their amortized cost.


     Securities for which prices or market quotations are not available, do not accurately reflect fair value in Lord Abbett's opinion, or have been materially affected by events occurring after the close of the market on which the security is principally traded are valued under fair value procedures approved by the Fund's Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, demand for a security (as reflected by its trading volume) is insufficient calling into question the reliability of the quoted price, or the security is relatively illiquid. The Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. The Fund's use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.


     Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.


     EXCESSIVE TRADING AND MARKET TIMING. The Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices may disrupt management of the Fund, raise its expenses, and harm long-term shareholders. Volatility resulting from excessive trading may cause the Fund difficulty in implementing long-term investment strategies because it cannot anticipate the amount of cash it will have to invest. The Fund may be forced to sell portfolio securities at disadvantageous times to raise cash to allow for such excessive trading. This, in turn, could increase tax, administrative and other costs and adversely impact the Fund's performance.

     To the extent the Fund invests in foreign securities, the Fund may be particularly susceptible to excessive trading because many foreign markets close hours before the Fund values its portfolio holdings. This may allow significant events, including broad market moves, to occur in the interim, potentially affecting the values of foreign securities held by the Fund. The time zone differences among foreign markets may allow a shareholder to exploit differences in the Fund's share prices that are based on closing prices of foreign securities determined before the Fund calculates its NAV per share (known as "time zone arbitrage"). To the extent the Fund invests in securities that are thinly traded or relatively illiquid, the Fund may be particularly susceptible to excessive trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in short-term trading to take advantage of these pricing differences (known as "price arbitrage"). The Fund has adopted fair value procedures designed to adjust closing market prices of these types of securities to reflect what is believed to be their fair value at the time the Fund calculates its NAV per share. While there is no assurance, the Fund expects that the use of fair value pricing will reduce a shareholder's ability to engage in time zone arbitrage and price arbitrage to the detriment of other Fund shareholders. For more information about these procedures, see "Your Investment - Purchases - Pricing of Shares" above.

     The Fund's Board has adopted additional policies and procedures that are designed to prevent or stop excessive short-term trading and market timing ("frequent trading"). We also have longstanding procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and FINANCIAL INTERMEDIARIES


[SIDENOTE]


FINANCIAL INTERMEDIARIES include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

     that place orders on behalf of their clients. The Fund may modify its frequent trading policy and monitoring procedures, which are described below, from time to time without notice as and when deemed appropriate to enhance protection of the Fund and its shareholders.

     FREQUENT TRADING POLICY. Under the frequent trading policy, any Lord Abbett Fund shareholder redeeming Fund shares valued at $5,000 or more (other than shares of Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund) will be prohibited from investing in the Fund for 30 calendar days after the redemption. The policy applies to all redemptions and investments that are part of an exchange transaction or transfer of assets, but does not apply to certain other transactions described below. The frequent trading policy will not apply to redemptions by shareholders whose shares are held in an account maintained by a Financial Intermediary in an omnibus environment unless and until such time that the Financial Intermediary has the ability to implement the policy or substantially similar protective measures. The Distributor will encourage Financial Intermediaries to adopt such procedures. Certain types of investments will not be blocked and certain types of redemptions will not trigger a subsequent purchase block, including: (1) systematic purchases and redemptions, such as purchases made through reinvestment of dividends or other distributions, or certain automatic or systematic investment, exchange or withdrawal plans (such as payroll deduction plans, and the Fund's Invest-A-Matic and Systematic Withdrawal Plans); (2) RETIREMENT AND BENEFIT PLAN contributions, loans and distributions; and (3) purchase transactions involving certain transfers of assets, rollovers, Roth IRA conversions and IRA re-characterizations; provided that the Financial Intermediary maintaining the account is able to identify the transaction in its records as one of these transactions.

     MONITORING PROCEDURES. There are procedures in place to monitor the purchase, sale and exchange/transfer activity in Fund shares by investors and Financial Intermediaries that place orders on behalf of their clients.


[SIDENOTE]


RETIREMENT AND BENEFIT PLANS include qualified and non-qualified retirement plans, deferred compensation plans and certain other employer sponsored retirement, savings or benefit plans, excluding Individual Retirement Accounts.

Lord Abbett offers a variety of retirement plans. Call 888-522-2388 for information about:

-  Traditional, Rollover, Roth and Education IRAs

-  Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts

-  Defined Contribution Plans

     The procedures currently are designed to enable us to identify undesirable trading activity based on one or more of the following factors: the number of transactions, purpose, amounts involved, period of time involved, past transactional activity, our knowledge of current market activity, and trading activity in multiple accounts under common ownership, control or influence, among other factors. Other than as described above, Lord Abbett has not adopted a particular rule-set for identifying such excessive short-term trading activity, such as a specific number of transactions in Fund shares within a specified time period. However, as a general matter, Lord Abbett will treat any pattern of purchases and redemptions over a period of time as indicative of excessive short-term trading activity.

     If, based on these monitoring procedures, we believe that an investor is engaging in, or has engaged in, excessive trading or activity indicative of market timing, and the account is not maintained by a Financial Intermediary in an omnibus environment or by a Retirement and Benefit Plan recordkeeper or other agent, we will generally notify the investor to cease all such activity in the account. If the investor fails to do so, we will place a block on all further purchases or exchanges of the Fund's shares in the investor's account and inform the investor to cease all such activity in the account. The investor then has the option of maintaining any existing investment in the Fund, exchanging Fund shares for shares of Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, or redeeming the account. Investors electing to exchange or redeem Fund shares under these circumstances should consider that the transaction may be subject to a contingent deferred sales charge ("CDSC") or result in tax consequences. As stated above, although we generally notify the investor to cease all activity indicative of market timing prior to placing a block on further purchases or exchanges, we reserve the right to immediately place a block without prior notification.

     While we attempt to apply the efforts described above uniformly in all cases to detect excessive trading and market timing practices, there can be no assurance that we will succeed in identifying all such practices or that some investors will not employ tactics that evade our detection. In addition, although the Distributor encourages Financial Intermediaries to adhere to our policies and procedures when placing orders for their clients through omnibus accounts maintained with the Fund and encourages recordkeepers and other agents for Retirement and Benefit Plans to adhere to such policies and procedures when placing orders on behalf of their plan participants, there can be no assurance that such entities will do so. Moreover, the Distributor's ability to monitor these trades and/or implement the procedures may be severely limited. These circumstances may result in policies and procedures in place at certain Financial Intermediaries and Retirement and Benefit Plans that are less effective at detecting and preventing excessive trading than the policies and procedures adopted by the Distributor and other such entities.

     Omnibus account arrangements are a commonly used means for broker-dealers and other Financial Intermediaries, such as Retirement and Benefit Plan recordkeepers, to hold Fund shares on behalf of investors. A substantial portion of a Fund's shares may be held through omnibus accounts and/or held by Retirement and Benefit Plans. When shares are held in this manner, (1) the Distributor may not have any or complete access to the underlying investor or plan participant account information, and/or (2) the Financial Intermediaries or Retirement and Benefit Plan recordkeepers may be unable to implement or support our procedures. In such cases, the Financial Intermediaries or recordkeepers may be able to implement procedures or supply the Distributor with information that differs from that normally used by the Distributor. In such instances, the Distributor will seek to monitor purchase and redemption activity through the overall omnibus account(s) or Retirement and Benefit Plan account(s).

     If we identify activity that may be indicative of excessive short-term trading activity, we will notify the Financial

     Intermediary, recordkeeper or Retirement and Benefit Plan and request it to provide or review information on individual account transactions so that we or the Financial Intermediary, recordkeeper or Retirement and Benefit Plan may determine if any investors are engaged in excessive or short-term trading activity. If an investor is identified as engaging in undesirable trading activity, we will request that the Financial Intermediary, recordkeeper or Retirement and Benefit Plan take appropriate action to curtail the activity and will work with the relevant party to do so. Such action may include actions similar to those that the Distributor would take, such as placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades on a manual basis, either indefinitely or for a period of time. If we determine that the Financial Intermediary, recordkeeper or Retirement and Benefit Plan has not demonstrated adequately that it has taken appropriate action to curtail the excessive short-term trading, we may consider whether to terminate the relationship. The nature of these relationships also may inhibit or prevent the Distributor or the Fund from assuring the uniform assessment of CDSCs on investors, even though Financial Intermediaries operating in omnibus environments or Retirement and Benefit Plan recordkeepers have agreed to assess the CDSCs or assist the Distributor or the Fund in assessing them.


     WHO MAY INVEST? Class Y shares are currently available in connection with:
     (1) purchases by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor LLC specifically for such purchases;
     (2) purchases by the trustee or custodian under any deferred compensation or pension or profit-sharing plan or payroll deduction IRA established for the benefit of the employees of any company with an account(s) in excess of $10 million managed by Lord Abbett or its sub-advisers on a private-advisory-account basis; or (3) purchases by institutional investors, such as retirement plans ("Plans"), companies, foundations, trusts, endowments and other entities where the total amount of potential investable assets exceeds $50 million, that were not introduced to Lord Abbett by persons associated with a broker or dealer primarily involved in the retail security business. Additional payments may be made by Lord Abbett out of its own resources with respect to certain of these sales.

     HOW MUCH MUST YOU INVEST? You may buy our shares through any independent securities dealer having a sales agreement with Lord Abbett Distributor, our principal underwriter. Place your order with your investment dealer or send the money to the Fund (P.O. Box 219366, Kansas City, Missouri 64121). The minimum initial investment is $1 million, except for (1) certain purchases through Financial Intermediaries that charge a fee for services that include investment advisory or management services, and (2) purchases by Plans meeting the eligibility requirements described in the preceding paragraph, which have no minimum. This offering may be suspended, changed or withdrawn by Lord Abbett Distributor, which reserves the right to reject any order.

     IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT REQUIRED BY THE USA PATRIOT ACT. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions including the Fund to obtain, verify, and record information that identifies each person or entity that opens an account. What this means for you - when you open an account, we will require your name, address, date and place of organization or date of birth, Taxpayer Identification Number or Social Security Number, and we may ask for other information that will allow us to identify you. We also will ask for this information in the case of persons who will be signing on behalf of certain entities that will own the account. We may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your purchase order or account application. Your monies will not be invested until we have all required information. You also should know that we will verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, the Fund reserves the right to reject purchase orders or account applications accompanied by cash, cashier's checks, money orders, bank drafts, traveler's checks, and third party or double-endorsed checks, among others.

     BUYING SHARES THROUGH YOUR DEALER. Orders for shares received by the Fund prior to the close of the NYSE, or received by dealers prior to such close and received by Lord Abbett Distributor prior to the close of its business day, will be confirmed at the NAV effective at such NYSE close. Orders received by dealers after the NYSE closes and received by Lord Abbett Distributor in proper form prior to the close of its next business day are executed at the NAV effective as of the close of the NYSE on that next business day. The dealer is responsible for the timely transmission of orders to Lord Abbett Distributor. A business day is a day on which the NYSE is open for trading.

     BUYING SHARES BY WIRE. To open an account, call 888-666-0022, Institutional Trade Dept., to set up your account and to arrange a wire transaction. Wire to: UMB, N.A., Kansas City, Routing number - 101000695, bank account number: 987800033-3, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the Fund, note Class Y shares and include your new account number and your name. To add to an existing account, wire to: UMB, N.A., Kansas City, routing number - 101000695, bank account number: 987800033-3, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the Fund, note Class Y shares and include your account number and your name.

REDEMPTIONS

     Redemptions of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In the case of redemptions involving Retirement and Benefit Plans, you may be required to provide the Fund with one or more completed forms before your order will be executed. For more information, please call 800-821-5129.

     BY BROKER. Call your investment professional for instructions on how to redeem your shares.

     BY TELEPHONE. To obtain the proceeds of a redemption of less than $50,000 from your account, you or your representative should call the Fund at 800-821-5129.

     BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to redeem and include all necessary signatures.

     Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

     If the signer has any legal capacity (i.e., the authority of an individual to act on behalf of an entity or other person(s)), the signature and capacity must be guaranteed by an ELIGIBLE GUARANTOR. Certain other legal documentation may be required. For more information regarding proper documentation, please call 800-821-5129.

[SIDENOTE]

TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number, and other relevant information. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.

ELIGIBLE GUARANTOR is any broker or bank that is usually a member of the medallion stamp program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.

     A GUARANTEED SIGNATURE is designed to protect you from fraud by verifying your signature. We require a Guaranteed Signature by an Eligible Guarantor on requests for:

     - a redemption check for which you have the legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate or on behalf of a corporation),

     - a redemption check payable to anyone other than the shareholder(s) of record,

     - a redemption check to be mailed to an address other than the address of record,

     - a redemption check payable to a bank other than the bank we have on file, or

     -  a redemption for $50,000 or more.

     BY WIRE. In order to receive funds by wire, our servicing agent must have the wiring instructions on file. To verify that this feature is in place, call 888-666-0022, Institutional Trading Dept. (minimum wire: $1,000). Your wire redemption request must be received by the Fund before the close of the NYSE for money to be wired on the next business day.

     REDEMPTIONS IN KIND. The Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that the Fund would do so except in unusual circumstances. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

DISTRIBUTIONS AND TAXES

     The Fund expects to pay you dividends from its net investment income annually and expects to distribute any net capital gains annually as "capital gains distributions." Distributions will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash.

     The Fund's distributions are taxable to you in the year they are considered received for tax purposes.

[SIDENOTE]

GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

-  In the case of an estate -

   Robert A. Doe
   Executor of the Estate of
   John W. Doe

[Date]

[SEAL]

-  In the case of a corporation -
   ABC Corporation

   Mary B. Doe

   By Mary B. Doe, President
   [Date]

[SEAL]

     Distributions of investment income and short-term capital gains are taxable to you as ordinary income; however, certain qualified dividends that the Fund receives and distributes to you may be subject to a reduced tax rate if you meet the holding period and certain other requirements. Distributions of net long-term capital gains are taxable to you as long-term capital gains. This tax treatment of distributions of net long-term capital gains applies regardless of how long you have owned Fund shares or whether distributions are reinvested or paid in cash.

     Except in tax-advantaged accounts, any sale, redemption, or exchange of Fund shares may be taxable to you.

     If you buy shares when the Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

     Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by the Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of such distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

SERVICES FOR FUND INVESTORS

     We offer the following shareholder services:

     TELEPHONE EXCHANGE PRIVILEGE. Class Y shares may be exchanged without a service charge for Class Y shares of any ELIGIBLE FUND among the Lord Abbett-sponsored funds.

     ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.

     HOUSEHOLDING. We have adopted a policy that allows us to send only one copy of the Fund's prospectus, proxy

[SIDENOTE]

EXCHANGE LIMITATIONS. As described under "Your Investment - Purchases," we reserve the right to modify, restrict or reject any exchange request if the Fund or Lord Abbett Distributor determines it is in the best interest of the Fund and its shareholders. The Fund also may revoke the privilege for all shareholders upon 60 days' written notice.

ELIGIBLE FUND. An Eligible Fund is any Lord Abbett-sponsored fund offering Class Y shares.

     material, annual report and semiannual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call us at 800-821-5129 or send a written request with your name, the name of your Fund or Funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219366, Kansas City, MO 64121.

     ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Fund at 800-821-5129.

     REVENUE SHARING AND OTHER PAYMENTS TO DEALERS AND FINANCIAL INTERMEDIARIES. Lord Abbett, Lord Abbett Distributor and the Fund may make other payments to dealers and other firms authorized to accept orders for Fund shares (collectively, "Dealers").

     Lord Abbett or Lord Abbett Distributor make payments to Dealers in its sole discretion, at its own expense and without cost to the Fund or the Fund's shareholders. The payments may be for:

     -  marketing and/or distribution support for Dealers;

     - the Dealers' and their investment professionals' shareholder servicing efforts;

     - training and education activities for the Dealers, their investment professionals and/or their clients or potential clients;


     - certain information regarding Dealers and their investment professionals;

     - sponsoring or otherwise bearing, in part or in whole, the costs for other meetings of Dealers' investment professionals and/or their clients or potential clients;

     - the purchase of products or services from the Dealers, such as investment research, software tools or data for investment analysis purposes; and/or

     - certain Dealers' costs associated with orders relating to Fund shares ("ticket charges").

     Some of these payments may be referred to as revenue sharing payments. Most of these payments are intended to reimburse Dealers directly or indirectly for the costs that they or their investment professionals incur in connection with educational seminars and training efforts about the Lord Abbett Funds to enable the Dealers and their investment professionals to make recommendations and provide services that are suitable and useful in meeting shareholder needs, as well as to maintain the necessary infrastructure to make the Lord Abbett Funds available to shareholders. The costs and expenses related to these efforts may include travel, lodging, entertainment and meals, among other things. In addition, Lord Abbett Distributor may, for specified periods of time, decide to forgo the portion of any front-end sales charges to which it normally is entitled and allow Dealers to retain the full sales charge for sales of Fund shares. In some instances, these temporary arrangements will be offered only to certain Dealers expected to sell significant amounts of Fund shares.

     Lord Abbett or Lord Abbett Distributor, in its sole discretion, determines the amounts of payments to Dealers, with the exception of purchases of products or services and certain expense reimbursements. Lord Abbett and Lord Abbett Distributor consider many factors in determining the basis or amount of any additional payments to Dealers. The factors include the Dealer's sales, assets and redemption rates relating to Lord Abbett Funds, penetration of Lord Abbett Fund sales among investment professionals within the Dealer, and the potential to expand Lord Abbett's relationship with the Dealer. Lord Abbett and Lord Abbett Distributor also may take into account other business relationships Lord Abbett has with a Dealer, including other Lord Abbett financial products or advisory services sold by or provided to a Dealer or one or more of its affiliates. Based on its analysis of these factors, Lord Abbett groups Dealers into tiers, each of which is associated with a particular maximum amount of revenue sharing payments expressed as a percentage of assets of the Lord Abbett Funds attributable to that particular Dealer. The payments presently range from 0.02% to 0.1% of Lord Abbett Fund assets attributable to the Dealer and/or its investment professionals. The maximum payment limitations may not be inclusive of payments for certain items, such as training and education activities, other meetings, and the purchase of certain products and services from the Dealers. The Dealers within a particular tier may receive different amounts of revenue sharing or may not receive any. Lord Abbett or Lord Abbett Distributor may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any given Fund. In addition, Lord Abbett's formula for calculating revenue sharing payments may be different from the formulas that the Dealers use. Please refer to the Fund's Statement of Additional Information for additional information relating to revenue sharing payments.

     Neither Lord Abbett nor Lord Abbett Distributor makes payments directly to a Dealer's investment professionals, but rather they are made solely to the Dealer itself (with the exception of expense reimbursements related to the attendance of a Dealer's investment professionals at training and education meetings and at other meetings involving the Lord Abbett Funds). The Dealers receiving additional payments include those that may recommend that their clients consider or select the Fund or other Lord Abbett Funds for investment purposes, including those that may include one or more of the Lord Abbett Funds on a "preferred" or "recommended" list of mutual funds. In some circumstances, the payments may create an incentive for a Dealer or its investment professionals to recommend or sell shares of Lord Abbett Funds to a client over shares of other funds. For more specific information about any additional payments, including revenue sharing, made to your Dealer, please contact your investment professional.

     The Fund's portfolio transactions are not used as a form of sales-related compensation to Dealers that sell shares of the Lord Abbett Funds. Lord Abbett places the Fund's portfolio transactions with broker-dealer firms based on the firm's ability to provide the best net results from the transaction to the Fund. To the extent that Lord Abbett determines that a Dealer can provide the Fund with the best net results, Lord Abbett may place the Fund's portfolio transactions with the Dealer even though it sells or has sold shares of the Fund. In no event, however, does or will Lord Abbett give any consideration to a Dealer's sales in deciding which Dealer to choose to execute the Fund's portfolio transactions. Lord Abbett maintains policies and procedures designed to ensure that it places portfolio transactions based on the Fund's receipt of the best net results only. These policies and procedures also permit Lord Abbett to give consideration to proprietary investment research a Dealer may provide to Lord Abbett.

     In addition to the payments from Lord Abbett or Lord Abbett Distributor described above, from time to time, the Lord Abbett Funds may enter into arrangements with and pay fees to Financial Intermediaries that provide recordkeeping services to certain groups of investors in the Lord Abbett Funds, including participants in Retirement and Benefit Plans, investors in mutual fund advisory programs, investors in variable insurance products and clients of Financial Intermediaries that operate in an omnibus environment (collectively, "Investors"). The recordkeeping services typically include:
     (a) establishing and maintaining Investor accounts and records; (b) recording Investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to Investors; (e) furnishing proxy materials, periodic Lord Abbett Fund reports, prospectuses and other communications to Investors as required; (f) transmitting Investor transaction information; and (g) providing information in order to assist the Lord Abbett Funds in their compliance with state securities laws. The fees the Lord Abbett Funds pay: (1) are designed to be equal to or less than the fees the Funds would pay to their transfer agent for similar services; and (2) do not relate to distribution services. The Lord Abbett Funds understand that, in accordance with guidance from the U.S. Department of Labor, Retirement and Benefit Plans, sponsors of qualified retirement plans and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the Retirement and Benefit Plans or the Investors. This may take the form of recordkeepers passing the fees through to their clients or reducing the clients' charges by the amount of fees the recordkeeper receives from mutual funds.

     The Lord Abbett Funds may also pay fees to broker-dealers for networking services. Networking services may include but are not limited to:

     -  establishing and maintaining individual accounts and records;

     -  providing client account statements; and

     -  providing 1099 forms and other tax statements.

     The networking fees that the Lord Abbett Funds pay to broker-dealers normally result in reduced fees to the transfer agent, which would otherwise provide these services.

TO OBTAIN INFORMATION:                     ADDITIONAL INFORMATION

BY TELEPHONE. For shareholder                  More information on the Fund is or will be
account inquiries call the Fund                available free upon request, including the
at: 800-821-5129. For literature               following:
requests call the Fund at:
800-874-3733.                                  ANNUAL/SEMIANNUAL REPORT

BY MAIL. Write to the Fund at:                 The Fund's Annual and Semiannual Reports
The Lord Abbett Family of Funds                contain more information about the Fund's
90 Hudson Street                               investments and performance. The Annual
Jersey City, NJ 07302-3973                     Report also includes details about the
                                               market conditions and investment strategies
VIA THE INTERNET.                              that had a significant effect on the Fund's
LORD, ABBETT & CO. LLC                         performance during the last fiscal year.
www.LordAbbett.com                             The Reports are available, free of charge,
                                               at www.LordAbbett.com, and through other
Text only versions of Fund                     means as indicated on the left.
documents can be viewed online
or downloaded from the SEC:                    STATEMENT OF ADDITIONAL INFORMATION ("SAI")
www.sec.gov.
                                               Provides more details about the Fund and
You can also obtain copies by                  its policies. A current SAI is on file with
visiting the SEC's Public                      the Securities and Exchange Commission
Reference Room in Washington, DC               ("SEC") and is incorporated by reference
(phone 202-942-8090) or by                     (is legally considered part of this
sending your request and a                     prospectus). Although the SAI is not
duplicating fee to the SEC's                   available at www.LordAbbett.com, the SAI is
Public Reference Section,                      available through other means, generally
Washington, DC 20549-0102 or by                without charge, indicated on the left.
sending your request
electronically to
publicinfo@sec.gov.


[LORD ABBETT(R) LOGO]


    Lord Abbett Mutual Fund shares
          are distributed by:
      LORD ABBETT DISTRIBUTOR LLC              Lord Abbett Securities Trust                    LST-Y-1
           90 Hudson Street                     Lord Abbett Value Opportunities Fund           (3/06)
  Jersey City, New Jersey 07302-3973

                                               SEC FILE NUMBERS: 811-07538

[LORD ABBETT LOGO]

LORD ABBETT
 LARGE-CAP VALUE FUND


                                                                        MARCH 1,
                                                                            2006


                                                                      PROSPECTUS

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


                                                                          PAGE
                      THE FUND

          What you should   Goal                                           2
           know about the   Principal Strategy                             2
                     Fund   Main Risks                                     4
                            Performance                                    5
                            Fees and Expenses                              7
                            Additional Investment Information              9
                            Management                                     12

                   YOUR INVESTMENT

          Information for   Purchases                                      17
                 managing   Sales Compensation                             33
                your Fund   Opening Your Account                           39
                  account   Redemptions                                    41
                            Distributions and Taxes                        42
                            Services For Fund Investors                    43

                FINANCIAL INFORMATION

                            Financial Highlights                           46

               ADDITIONAL INFORMATION

        How to learn more   Back Cover
       about the Fund and
        other Lord Abbett
                    Funds

                                    THE FUND

GOAL

     The Fund's investment objective is to seek a high level of total return.

PRINCIPAL STRATEGY


     To pursue this goal, the Fund primarily purchases equity securities of LARGE, SEASONED, U.S. and MULTINATIONAL COMPANIES that we believe are undervalued. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large companies. A large company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization of companies included in the Russell 1000(R) Index, a widely-used benchmark for large-cap stock performance. As of July 1, 2005, the market capitalization range of the Russell 1000(R) Index was $890 million to $368 billion. This range varies daily. The Fund will provide shareholders with at least 60 days' notice of any change in this policy. The equity securities the Fund may invest in include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.


     The Fund is generally designed for tax-exempt or tax-deferred investors such as retirement and benefit plans, 401(k) plans and individual retirement accounts ("IRAs"). Possible tax consequences and the likelihood of dividend income will not be important considerations in choosing or holding the Fund's individual portfolio investments.

     In selecting investments, the Fund attempts to invest in securities selling at reasonable prices in relation to our assessment of their potential value. We believe that a high

[SIDENOTE]

WE OR THE FUND OR LARGE-CAP VALUE FUND refers to the Lord Abbett Large-Cap Value Fund, a portfolio or series of Lord Abbett Securities Trust (the "Trust").

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

LARGE COMPANIES are established companies that are considered "known quantities." Large companies often have the resources to weather economic shifts, although they can be slower to innovate than small companies.

SEASONED COMPANIES are usually established companies whose securities have gained a reputation for quality with the investing public and enjoy liquidity in the market.

MULTINATIONAL COMPANIES are those companies that conduct their business operations and activities in more than one country.

     level of total return (current income and capital appreciation) may be derived from an actively managed, diversified portfolio of such investments. We use a continuous and dynamic investment process in building the portfolio for the Fund. The process involves several elements that interact on an ongoing basis:

     - We use quantitative research to assist in our valuation analysis to identify stocks we believe represent attractive valuations.

     - We use fundamental research to learn about a company's operating environment, resources and strategic plans and to assess its prospects for exceeding earnings expectations. We try to identify companies we believe have the strongest fundamentals relative to valuations.

     - We look for positive factors in a company's near-term outlook that we believe are likely to improve the value of the company's stock price. Among the factors that could be considered are new, improved or unique products or services, changes in the company's management, a business strategy not yet recognized by the marketplace or similar conditions.

     - Once the Fund's portfolio is constructed we seek to maintain ongoing awareness of its principal emphasis and themes, with respect to the recognized value benchmarks and the effects of our strategic decisions.

     While certain investments may never reach what we think is their full value, or may go down in value, our emphasis on large, seasoned company VALUE STOCKS is designed to limit the Fund's downside risk. This is because value stocks are believed to be underpriced, and large, seasoned company stocks tend to be issued by more established companies and are less volatile than the stocks of smaller companies.

     We generally sell a stock when we think it seems less likely to benefit from the current market and economic environment, shows deteriorating fundamentals, or has reached our valuation target, or is no longer underpriced in our view.

[SIDENOTE]

VALUE STOCKS are stocks of companies that we believe the market undervalues according to certain financial measurements of their intrinsic worth or business prospects.

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value stocks. This means the value of your investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Large value stocks may perform differently than the market as a whole and other types of stocks, such as small company stocks and growth stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market. Certain investments may never reach what we think is their full value or may go down in value.

     Due to its investments in multinational companies, the Fund may experience increased market, liquidity, currency, political, information, and other risks.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

                                                      --------------------------
                                LARGE-CAP VALUE FUND   Symbols:  Class A - LALAX
                                                                 Class B - LLCBX
                                                                 Class C - LLCCX
                                                                 Class P - LALPX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows the performance of the Fund's Class A shares for the last calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. Performance for the Fund's other share classes will vary due to the different expenses each class bears.

[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) -- CLASS A SHARES
--------------------------------------------------------------------------------

2004     +12.20%
2005      +2.80%

BEST QUARTER 4th Q '04     +10.9%
WORST QUARTER 1st Q '05     -2.6%

================================================================================


     The table below shows how the average annual total returns of the Fund's Class A, B, C and P shares compare to those of two broad-based securities market indices. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charge.


     The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B, Class C, and Class P shares are not shown in the table and will vary from those shown for Class A shares.

                                                            LARGE-CAP VALUE FUND

================================================================================
AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2005
--------------------------------------------------------------------------------


                                                                  LIFE OF
SHARE CLASS                                          1 YEAR       FUND(1)
Class A Shares
 Return Before Taxes                                  -3.08%        9.73%
 Return After Taxes on Distributions                  -3.79%        9.02%
 Return After Taxes on Distributions and
  Sale of Fund Shares                                 -1.63%        8.02%
Class B Shares                                        -1.90%       10.49%
Class C Shares                                         2.08%       11.54%
Class P Shares                                         2.66%       12.21%
S&P 500/Citigroup Value Index(2)
 (reflects no deductions for
 fees, expenses, or taxes)                             5.82%        9.38%(3)
Russell 1000(R) Value Index(2)
 (reflects no deductions for
 fees, expenses, or taxes)                             7.05%       16.11%(3)


(1)  The SEC declared the Fund effective on 6/30/03 for all classes of shares.

(2) The performance of the unmanaged indices is not necessarily representative of the Fund's performance. The S&P 500/Citigroup Value Index was formerly named S&P 500/Barra Value Index which recently experienced some adjustments in the methodology used for performance reporting purposes.
(3) Represents total return for the period 6/30/03 - 12/31/05, to correspond with the periods shown.


[SIDENOTE]


The Return After Taxes on Distributions and Sale of Fund Shares for a period, may be greater than the Return Before Taxes for the same period if there was a tax loss realized on the sale of Fund shares. The benefit of the tax loss (to the extent that it can be used to offset other gains) may result in a higher return.

                                                            LARGE-CAP VALUE FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                          CLASS A      CLASS B(1)    CLASS C        CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales
Charge on Purchases
 (as a % of offering price)                  5.75%(2)        none       none           none
Maximum Deferred
Sales Charge
 (See "Purchases")(3)                        none(4)         5.00%      1.00%(5)       none
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees
 (See "Management")                          0.40%           0.40%      0.40%          0.40%
Distribution and Service
 (12b-1) Fees(6)                             0.35%           1.00%      1.00%          0.45%
Other Expenses                               0.75%           0.75%      0.75%          0.75%
Total Operating Expenses                     1.50%           2.15%      2.15%          1.60%
Expense Reimbursement(7)                    (0.55%)         (0.55%)    (0.55%)        (0.55%)
Net Expenses(7)                              0.95%           1.60%      1.60%          1.05%


(1) Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.
(2) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."
(3) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.
(4) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 12 months (24 months if shares were purchased prior to November 1, 2004) following certain purchases made without a sale charge.
(5) A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(6) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

(7) For the fiscal year ending October 31, 2006, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses to the extent necessary to maintain its Net Expenses at an aggregate rate of .95% of average daily net assets for Class A shares, 1.60% of average daily net assets for Class B and C shares, and 1.05% of average daily net assets for Class P shares.


[SIDENOTE]

MANAGEMENT FEES are payable to Lord, Abbett & Co. LLC ("Lord Abbett") for the Fund's investment management.

12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                            LARGE-CAP VALUE FUND

================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS                                  1 YEAR          3 YEARS        5 YEARS          10 YEARS
Class A Shares                              $    666         $   971        $ 1,297          $ 2,218
Class B Shares                              $    663         $   920        $ 1,304          $ 2,274
Class C Shares                              $    263         $   620        $ 1,104          $ 2,439
Class P Shares                              $    107         $   451        $   819          $ 1,854


You would have paid the following expenses if you did not redeem your shares.


Class A Shares                              $    666         $   971        $ 1,297          $ 2,218
Class B Shares                              $    163         $   620        $ 1,104          $ 2,274
Class C Shares                              $    163         $   620        $ 1,104          $ 2,439
Class P Shares                              $    107         $   451        $   819          $ 1,854

ADDITIONAL INVESTMENT INFORMATION

     This section describes some of the investment techniques that might be used by the Fund and some of the risks associated with those techniques.

     ADJUSTING INVESTMENT EXPOSURE. The Fund will be subject to the risks associated with investments. The Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices and other factors. For example, the Fund may seek to hedge against certain market risks. These strategies may involve effecting transactions in derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants, and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with the Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses.

     CONVERTIBLE SECURITIES. The Fund may invest in convertible bonds and convertible preferred stocks. These investments tend to be more volatile than debt securities, but tend to be less volatile and produce more income than their underlying common stocks. The markets for convertible securities may be less liquid than markets for common stocks or bonds.

     DEPOSITARY RECEIPTS. The Fund may invest in American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information, and other risks. Although the Fund may not invest more than 10% of its net assets in foreign securities, ADRs are not subject to this limitation.


     LISTED OPTIONS ON SECURITIES. The Fund may purchase and write national securities exchange-listed put and call options on securities or securities indices. The Fund may use options for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). A "call option" is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. The Fund may write covered call options with respect to securities in its portfolio in an attempt to increase income and to provide greater flexibility in the disposition of portfolio securities. A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The Fund will not purchase an option if, as a result of such purchase, more than 10% of its net assets would be invested in premiums for such options. The Fund may only sell (write) covered put options to the extent that cover for such options does not exceed 15% of its net assets. The Fund may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of its net assets at the time an option is written.


     RISKS OF OPTIONS. Fund transactions in options, if any, involve additional risk of loss. Loss may result, for example, from adverse market movements, a lack of correlation between changes in the value of these derivative instruments and the Fund's assets being hedged, the potential illiquidity of the markets for derivative instruments, the risk that the counterparty to an OTC contract will fail to perform its obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions.

     TEMPORARY DEFENSIVE INVESTMENTS. At times the Fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities may include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by cash and obligations of the U.S. Government and its agencies and instrumentalities. These investments could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.


     INFORMATION ON PORTFOLIO HOLDINGS. The Fund's Annual and Semiannual Reports, which are sent to shareholders and filed with the Securities and Exchange Commission ("SEC"), contain information about the Fund's portfolio holdings, including a complete schedule of holdings. The Fund also files its complete schedule of portfolio holdings with the SEC on Form N-Q as of the end of its first and third fiscal quarters.

     In addition, on or about the first day of the second month following each calendar quarter-end, the Fund makes publicly available a complete schedule of its portfolio holdings as of the last day of each such quarter. The Fund also may make publicly available Fund commentaries or fact sheets containing a discussion of select portfolio holdings and a list of up to the ten largest portfolio positions, among other things, and/or performance attribution information within thirty days following the end of each calendar quarter for which such information is made available. This information will remain available until the schedule, commentary, fact sheet or performance attribution information for the next quarter is publicly available. You may view this information for the most recently ended calendar quarter at www.LordAbbett.com or request a copy at no charge by calling Lord Abbett at 800-821-5129.

     For more information on the Fund's policies and procedures with respect to the disclosure of its portfolio holdings and ongoing arrangements to make available such information on a selective basis to certain third parties, please see "Investment Policies - Policies and Procedures Governing the Disclosure of Portfolio Holdings" in the Statement of Additional Information.


MANAGEMENT

     BOARD OF TRUSTEES. The Board oversees the management of the business and affairs of the Fund. The Board meets regularly to review the Fund's portfolio investments, performance, expenses, and operations. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. More than 75 percent of the members of the Board are independent of Lord Abbett.


     INVESTMENT ADVISER. The Fund's investment adviser is Lord, Abbett & Co. LLC, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $101 billion in 54 mutual funds and other advisory accounts as of December 30, 2005.

     Lord Abbett is entitled to an annual management fee based on the Fund's average daily net assets. The fee is calculated daily and payable monthly as follows:

        .40 of 1% on the first $2 billion in assets, .375 of 1% on the next $3 billion, and .35 of 1% on the Fund's assets over $5 billion.


     Based on this calculation, the management fee paid to Lord Abbett for the year ended October 31, 2005 was at an annual rate of .40 of 1% of the Fund's average daily net assets.


     In addition, Lord Abbett provides certain administrative services to the Fund for a fee at the annual rate of .04 of 1% of the Fund's average daily net assets. The Fund pays all expenses not expressly assumed by Lord Abbett. For more information about the services Lord Abbett provides to the Fund, see the Statement of Additional Information.


     Each year in December the Board considers whether to approve the continuation of the existing management and administrative services agreements between the Funds and Lord Abbett. A discussion regarding the basis for the Board's approval will be available in the Fund's Semiannual Report to Shareholders for the six-month period ending the following April.

     INVESTMENT MANAGERS. Lord Abbett uses a team of investment managers and analysts acting together to manage the Fund's investments. The Statement of Additional Information contains additional information about managers' compensation, other accounts managed by them and their ownership of the Fund's shares.

     The senior members of the team who are primarily and jointly responsible for the day-to-day management of the Fund are Eli M. Salzmann, Sholom Dinsky, and Kenneth G. Fuller. Mr. Salzmann, Partner and Director of Large-Cap Value Equity Management, has been with Lord Abbett since 1997. Mr. Dinsky joined Lord Abbett in 2000 from Prudential Investments, where he served as Managing Director of Prudential Asset Management. Mr. Fuller, Investment Manager - Large-Cap Value, joined

     Lord Abbett in 2002 from Pioneer Investment Management, Inc., where he served as Portfolio Manager and Senior Vice President from 1999 to 2002. Prior thereto he served as a Principal of Manley, Fuller Asset Management.

     PAST PERFORMANCE OF INSTITUTIONAL ACCOUNTS. The performance information shown below is provided to illustrate the past performance of Lord Abbett in managing accounts that have substantially similar investment objectives, policies and strategies to those of the Fund and are managed by the Fund's portfolio management team. Such performance information does not represent the performance of the Fund. Investors should realize that this past performance data is not an indication of the future performance of the Fund.


     The chart below illustrates average annual total return performance for Lord Abbett's Large-Cap Value Tax-Exempt Institutional Composite (the "Composite"), the S&P 500/Barra Value Index and the Russell 1000(R) Value Index.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED 12/31/05
--------------------------------------------------------------------------------

           LORD ABBETT'S LARGE-CAP VALUE TAX-EXEMPT   LORD ABBETT'S LARGE-CAP VALUE TAX-EXEMPT    S&P 500/BARRA     RUSSELL 1000(R)
                 INSTITUTIONAL COMPOSITE-NET               INSTITUTIONAL COMPOSITE-GROSS           VALUE INDEX       VALUE INDEX
1 year                                         2.93%                                      3.70%            6.33%               7.06%
3 years                                       15.34%                                     16.19%           17.48%              17.49%
5 years                                        4.81%                                      5.59%            2.53%               5.28%
10 years                                      10.92%                                     11.75%            9.44%              10.94%

================================================================================


     The data represents institutional accounts with assets as of December 31, 2005 of $5.3 billion, which represented 5.2% of Lord Abbett's total assets under management at that date. The data includes all accounts with substantially similar investment objectives, policies and strategies to those of the Fund. The gross and net performance numbers above for the Composite are net of all transaction costs and markups or markdowns in connection with securities transactions. The net Composite performance data above reflect the deduction of the highest advisory fee borne by any account in the Composite (an annual rate of 0.75% of assets). The gross and net Composite performance numbers do not reflect the deduction of custodian fees. The deduction of such fees (and the compounding effect thereof over time) will reduce the performance results and, correspondingly, the return to an investor. The effect of fees and expenses on performance will vary with the relative size of the fee and account performance.

     One of the indices used for comparison is the S&P 500/Citigroup Value Index, an unmanaged index of the S&P 500 companies with lower price-to-book ratios. The S&P 500(R) Index is a broad-based unmanaged index of leading companies in leading industries and is widely regarded as the standard for measuring large-cap U.S. stock market performance. The second index used for comparison is the Russell 1000(R) Value Index, an unmanaged index that measures the performance of the Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index (measuring the performance of the 3,000 largest U.S. companies based on total market capitalization). The data for the indices do not reflect the deduction of fees or expenses.


     The institutional accounts that are included in the data for the Composite above are not subject to the same types of expenses as the Fund and are not subject to the same diversification requirements, tax restrictions and other investment limitations imposed on the Fund by the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code of 1986. The performance results of the institutional accounts included in the Composite likely would have been lower if the institutional accounts had been regulated as investment companies under the federal tax and securities laws. In addition, the performance results of the institutional accounts would have been lower had they been subject to the higher fees and expenses of the Fund. Differences in the Securities and Exchange Commission and the Association for Investment Management and Research (AIMR) Performance Presentation Standards (AIMR-PPS(R)) methodologies for calculating performance could result in different performance data for identical time periods.

     IMPORTANT INFORMATION REGARDING PAST PERFORMANCE OF INSTITUTIONAL ACCOUNTS. The Composite comprises all fully-invested equity portfolios managed on behalf of tax-exempt investors investing primarily in large-capitalization securities that Lord Abbett deems to be undervalued on a relative basis. Effective January 1, 2000, only accounts with an initial value of $10 million or more are included in the Composite. Performance results are expressed in U.S. dollars and reflect reinvestment of any dividends and distributions. A complete list of Lord Abbett composites and descriptions of the investment strategies is available from Lord Abbett and a performance presentation that adheres to the AIMR-PPS(R) is available at www.LordAbbett.com.

     Lord Abbett has prepared and presented the performance of the Composite in compliance with AIMR-PPS(R), the U.S. and Canadian version of the Global Investment Performance Standards. AIMR has not been involved in the preparation or review of this performance information. For AIMR-PPS(R) purposes, Lord Abbett defines the "Firm" as all fee-based accounts managed by Lord Abbett, including institutional accounts, separately managed accounts, and mutual funds, but not including any hedge fund or separately managed accounts for which the records have been maintained by another entity.

                                 YOUR INVESTMENT

PURCHASES

     The Fund offers in this Prospectus four classes of shares: Classes A, B, C, and P. Each class represents investments in the same portfolio of securities, but each has different expenses, dividends and sales charges. Class A, B, and C shares are offered to any investor. Class P shares are offered to certain investors as described below. You may purchase shares at the net asset value ("NAV") per share determined after we receive your purchase order submitted in proper form, plus any applicable sales charge. We will not consider an order to be in proper form until we have certain identifying information required under applicable law. For more information, see "Opening Your Account."


     We reserve the right to modify, restrict or reject any purchase order or exchange request if the Fund or LORD ABBETT DISTRIBUTOR LLC determines that it is in the best interest of the Fund and its shareholders. All purchase orders are subject to our acceptance.


     PRICING OF SHARES. NAV per share for each class of Fund shares is calculated, under normal circumstances, each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. Assuming they are in proper form, purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day's NAV; orders placed after the close of trading on the NYSE will receive the next day's NAV.

     In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if

[SIDENOTE]


LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor" or the "Distributor") acts as agent for the Fund to work with investment professionals that buy and/or sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

     there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques, and reflect the mean between the bid and asked prices. Unlisted fixed income securities having remaining maturities of 60 days or less are valued at their amortized cost.


     Securities for which prices or market quotations are not available, do not accurately reflect fair value in Lord Abbett's opinion, or have been materially affected by events occurring after the close of the market on which the security is principally traded are valued under fair value procedures approved by the Fund's Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, demand for a security (as reflected by its trading volume) is insufficient calling into question the reliability of the quoted price, or the security is relatively illiquid. The Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. A Fund's use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.


     Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.


     EXCESSIVE TRADING AND MARKET TIMING. The Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices may disrupt management of the Fund, raise its expenses, and harm long-term shareholders. Volatility resulting from excessive trading may cause the Fund difficulty in implementing long-term investment strategies because it cannot anticipate the amount of cash it will have to invest. The Fund may be forced to sell portfolio securities at disadvantageous times to raise cash to allow for such excessive trading. This, in turn, could increase tax, administrative and other costs and adversely impact the Fund's performance.

     To the extent the Fund invests in foreign securities, the Fund may be particularly susceptible to excessive trading because many foreign markets close hours before the Fund values its portfolio holdings. This may allow significant events, including broad market moves, to occur in the interim, potentially affecting the values of foreign securities held by the Fund. The time zone differences among foreign markets may allow a shareholder to exploit differences in the Fund's share prices that are based on closing prices of foreign securities determined before the Fund calculates its NAV per share (known as "time zone arbitrage"). To the extent the Fund invests in securities that are thinly traded or relatively illiquid, the Fund may be particularly susceptible to excessive trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in short-term trading to take advantage of these pricing differences (known as "price arbitrage"). The Fund has adopted fair value procedures designed to adjust closing market prices of these types of securities to reflect what is believed to be their fair value at the time the Fund calculates its NAV per share. While there is no assurance, the Fund expects that the use of fair value pricing will reduce a shareholder's ability to engage in time zone arbitrage and price arbitrage to the detriment of other Fund shareholders. For more information about these procedures, see "Your Investment - Purchases - Pricing of Shares" above.

     The Fund's Board has adopted additional policies and procedures that are designed to prevent or stop excessive short-term trading and market timing ("frequent trading"). We also have longstanding procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and FINANCIAL INTERMEDIARIES that place orders on behalf of their clients. The Fund may modify its frequent trading policy and monitoring procedures, which are described below, from time to time without notice as and when deemed appropriate to enhance protection of the Fund and its shareholders.

     FREQUENT TRADING POLICY. Under the frequent trading policy, any Lord Abbett Fund shareholder redeeming Fund shares valued at $5,000 or more (other than shares of Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund) will be prohibited from investing in the Fund for 30 calendar days after the redemption. The policy applies to all redemptions and investments that are part of an exchange transaction or transfer of assets, but does not apply to certain other transactions described below. The frequent trading policy will not apply to redemptions by shareholders whose shares are held in an account maintained by a Financial Intermediary in an omnibus environment unless and until such time that the Financial Intermediary has the ability to implement the policy or substantially similar protective measures. The Distributor will encourage Financial Intermediaries to adopt such procedures. Certain types of investments will not be blocked and certain types of redemptions will not trigger a subsequent purchase block, including: (1) systematic purchases and redemptions, such as


[SIDENOTE]


FINANCIAL INTERMEDIARIES include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

     purchases made through reinvestment of dividends or other distributions, or certain automatic or systematic investment, exchange or withdrawal plans (such as payroll deduction plans, and the Fund's Invest-A-Matic and Systematic Withdrawal Plans); (2) RETIREMENT AND BENEFIT PLAN contributions, loans and distributions; and (3) purchase transactions involving certain transfers of assets, rollovers, Roth IRA conversions and IRA re-characterizations; provided that the Financial Intermediary maintaining the account is able to identify the transaction in its records as one of these transactions.

     MONITORING PROCEDURES. There are procedures in place to monitor the purchase, sale and exchange/transfer activity in Fund shares by investors and Financial Intermediaries that place orders on behalf of their clients. The procedures currently are designed to enable us to identify undesirable trading activity based on one or more of the following factors: the number of transactions, purpose, amounts involved, period of time involved, past transactional activity, our knowledge of current market activity, and trading activity in multiple accounts under common ownership, control or influence, among other factors. Other than as described above, Lord Abbett has not adopted a particular rule-set for identifying such excessive short-term trading activity, such as a specific number of transactions in Fund shares within a specified time period. However, as a general matter, Lord Abbett will treat any pattern of purchases and redemptions over a period of time as indicative of excessive short-term trading activity.

     If, based on these monitoring procedures, we believe that an investor is engaging in, or has engaged in, excessive trading or activity indicative of market timing, and the account is not maintained by a Financial Intermediary in an omnibus environment or by a Retirement and Benefit Plan recordkeeper or other agent, we will generally notify the investor to cease all such activity in the account. If the investor fails to do so, we will place a block on all further purchases or exchanges of the Fund's shares in the


[SIDENOTE]


RETIREMENT AND BENEFIT PLANS include qualified and non-qualified retirement plans, deferred compensation plans and certain other employer sponsored retirement, savings or benefit plans, excluding Individual Retirement Accounts.

Lord Abbett offers a variety of retirement plans. Call 888-522-2388 for information about:

-  Traditional, Rollover, Roth and Education IRAs
-  Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts
-  Defined Contribution Plans
     investor's account and inform the investor to cease all such activity in the account. The investor then has the option of maintaining any existing investment in the Fund, exchanging Fund shares for shares of Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, or redeeming the account. Investors electing to exchange or redeem Fund shares under these circumstances should consider that the transaction may be subject to a contingent deferred sales charge ("CDSC") or result in tax consequences. As stated above, although we generally notify the investor to cease all activity indicative of market timing prior to placing a block on further purchases or exchanges, we reserve the right to immediately place a block without prior notification.

     While we attempt to apply the efforts described above uniformly in all cases to detect excessive trading and market timing practices, there can be no assurance that we will succeed in identifying all such practices or that some investors will not employ tactics that evade our detection. In addition, although the Distributor encourages Financial Intermediaries to adhere to our policies and procedures when placing orders for their clients through omnibus accounts maintained with the Fund and encourages recordkeepers and other agents for Retirement and Benefit Plans to adhere to such policies and procedures when placing orders on behalf of their plan participants, there can be no assurance that such entities will do so. Moreover, the Distributor's ability to monitor these trades and/or implement the procedures may be severely limited. These circumstances may result in policies and procedures in place at certain Financial Intermediaries and Retirement and Benefit Plans that are less effective at detecting and preventing excessive trading than the policies and procedures adopted by the Distributor and other such entities.

     Omnibus account arrangements are a commonly used means for broker-dealers and other Financial Intermediaries, such as Retirement and Benefit Plan recordkeepers, to hold Fund shares on behalf of investors.

     A substantial portion of the Fund's shares may be held through omnibus accounts and/or held by Retirement and Benefit Plans. When shares are held in this manner, (1) the Distributor may not have any or complete access to the underlying investor or plan participant account information, and/or (2) the Financial Intermediaries or Retirement and Benefit Plan recordkeepers may be unable to implement or support our procedures. In such cases, the Financial Intermediaries or recordkeepers may be able to implement procedures or supply the Distributor with information that differs from that normally used by the Distributor. In such instances, the Distributor will seek to monitor purchase and redemption activity through the overall omnibus account(s) or Retirement and Benefit Plan account(s).

     If we identify activity that may be indicative of excessive short-term trading activity, we will notify the Financial Intermediary, recordkeeper or Retirement and Benefit Plan and request it to provide or review information on individual account transactions so that we or the Financial Intermediary, recordkeeper or Retirement and Benefit Plan may determine if any investors are engaged in excessive or short-term trading activity. If an investor is identified as engaging in undesirable trading activity, we will request that the Financial Intermediary, recordkeeper or Retirement and Benefit Plan take appropriate action to curtail the activity and will work with the relevant party to do so. Such action may include actions similar to those that the Distributor would take, such as placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades on a manual basis, either indefinitely or for a period of time. If we determine that the Financial Intermediary, recordkeeper or Retirement and Benefit Plan has not demonstrated adequately that it has taken appropriate action to curtail the excessive short-term trading, we may consider whether to terminate the relationship. The nature of these relationships also may inhibit or prevent the Distributor or the Fund from assuring the uniform assessment of

     CDSCs on investors, even though Financial Intermediaries operating in omnibus environments or Retirement and Benefit Plan recordkeepers have agreed to assess the CDSCs or assist the Distributor or the Fund in assessing them.

     SHARE CLASSES. You should read this section carefully to determine which class of shares is best for you and discuss your selection with your investment professional. You should make a decision only after considering various factors, including the expected effect of any applicable sales charges and the level of class expenses on your investment over time, the amount you wish to invest, and the length of time you plan to hold the investment. Class A shares are sold at the NAV per share, plus a front-end sales charge which may be reduced or eliminated for larger purchases as described below. Class B, C, and P shares are offered at the NAV per share with no front-end sales charge. Early redemptions of Class B and C shares, however, may be subject to a CDSC. Class A shares normally have the lowest annual expenses while Class B and C shares have the highest annual expenses. Generally, Class A dividends will be higher than dividends of the other share classes. As a result, in many cases if you are investing $100,000 or more and plan to hold the shares for a long time, you may find Class A shares suitable for you because of the expected lower expenses and the reduced sales charges available. You should discuss purchase options with your investment professional.


     FOR MORE INFORMATION ON SELECTING A SHARE CLASS, SEE "CLASSES OF SHARES" IN THE STATEMENT OF ADDITIONAL INFORMATION.

================================================================================
SHARE CLASSES
--------------------------------------------------------------------------------

CLASS A     - normally offered with a front-end sales charge, which may be reduced or eliminated in certain circumstances

            - generally lowest annual expenses due to lower 12b-1 fees

CLASS B     - no front-end sales charge, but a CDSC is applied to shares redeemed before the sixth anniversary of purchase

            - higher annual expenses than Class A shares due to higher 12b-1 fees

            - automatically converts to Class A shares after eight years

            - no front-end sales charge, but a CDSC is applied to shares redeemed before the first anniversary of purchase

CLASS C     - higher annual expenses than Class A shares due to higher 12b-1 fees

CLASS P     - available only to certain investors

            - no front-end sales charge and no CDSC

            - lower annual expenses than Class B or Class C shares due to lower
              12b-1 fees

================================================================================
FRONT-END SALES CHARGES - CLASS A SHARES
--------------------------------------------------------------------------------

                                                                   MAXIMUM
                                                    TO COMPUTE    DEALER'S
                              AS A        AS A       OFFERING    CONCESSION
                              % OF        % OF         PRICE       (% OF
                            OFFERING      YOUR        DIVIDE      OFFERING
YOUR INVESTMENT              PRICE     INVESTMENT     NAV BY       PRICE)
---------------------------------------------------------------------------
Less than $50,000           5.75%         6.10%       .9425         5.00%
$50,000 to $99,999          4.75%         4.99%       .9525         4.00%
$100,000 to $249,999        3.95%         4.11%       .9605         3.25%
$250,000 to $499,999        2.75%         2.83%       .9725         2.25%
$500,000 to $999,999        1.95%         1.99%       .9805         1.75%
$1,000,000 and over       No Sales
                           Charge                    1.0000             +

+ See "Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge."

Note: The above percentages may vary for particular investors due to rounding.


     REDUCING YOUR CLASS A SHARE FRONT-END SALES CHARGES. As indicated in the above chart, you may purchase Class A shares at a discount if you qualify under the circumstances outlined below. To receive a reduced


[SIDENOTE]

PLEASE INFORM THE FUND OR YOUR FINANCIAL INTERMEDIARY AT THE TIME OF YOUR PURCHASE OF FUND SHARES IF YOU BELIEVE YOU QUALIFY FOR A REDUCED FRONT-END SALES CHARGE.

     front-end sales charge, you must let the Fund or your Financial Intermediary know at the time of your purchase of Fund shares that you believe you qualify for a discount. If you or a related party have holdings of ELIGIBLE FUNDS in other accounts with your Financial Intermediary or with other Financial Intermediaries that may be combined with your current purchases in determining the sales charge as described below, you must let the Fund or your Financial Intermediary know. You may be asked to provide supporting account statements or other information to allow us or your Financial Intermediary to verify your eligibility for a discount. If you or your Financial Intermediary do not notify the Fund or provide the requested information, you may not receive the reduced sales charge for which you otherwise qualify. Class A shares may be purchased at a discount if you qualify under either of the following conditions:


     - RIGHTS OF ACCUMULATION - A Purchaser may combine the value at the current public offering price of Class A, B, C, and P shares of any Eligible Fund already owned with a new purchase of Class A shares of any Eligible Fund in order to reduce the sales charge on the new purchase.

     - LETTER OF INTENTION - A Purchaser may combine purchases of Class A, B, C, and P shares of any Eligible Fund the Purchaser intends to make over a 13-month period in determining the applicable sales charge. Current holdings under Rights of Accumulation may be included in a Letter of Intention. Shares purchased through reinvestment of dividends or distributions are not included. A Letter of Intention may be backdated up to 90 days.

     The term "Purchaser" includes: (1) an individual; (2) an individual, his or her spouse, and children under the age of 21; (3) a Retirement and Benefit Plan including a 401(k) plan, profit-sharing plan, money purchase plan, defined benefit plan, SIMPLE IRA plan, SEP IRA plan, and 457(b) plan sponsored by a governmental entity,

[SIDENOTE]

ELIGIBLE FUND. An "Eligible Fund" is any Lord Abbett-sponsored fund except for
(1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such fund is not offered for sale; (2) Lord Abbett Series Fund, Inc.; (3) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett sponsored funds); and (4) any other fund the shares of which are not available to the investor at the time of the transaction due to a limitation on the offering of the fund's shares. An Eligible Fund also is any Authorized Institution's affiliated money market fund meeting criteria set by Lord Abbett Distributor as to certain omnibus account and other criteria.

     non-profit organization, school district or church to which employer contributions are made; or (4) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account. An individual may include under item (1) his or her holdings in Eligible Funds as described above in Individual Retirement Accounts ("IRAs"), as a sole participant of a Retirement and Benefit Plan sponsored by the individual's business, and as a participant in a 403(b) plan to which only pre-tax salary deferrals are made. An individual and his or her spouse may include under item (2) their holdings in IRAs, and as the sole participants in Retirement and Benefit Plans sponsored by a business owned by either or both of them. A Retirement and Benefit Plan under item (3) includes all qualified Retirement and Benefit Plans of a single employer and its consolidated subsidiaries, and all qualified Retirement and Benefit Plans of multiple employers registered in the name of a single bank trustee. A Purchaser may include holdings of Class A, B, C, and P shares of Eligible Funds as described above in accounts with Financial Intermediaries for purposes of calculating the front-end sales charges.

     FOR MORE INFORMATION ON ELIGIBILITY FOR THESE PRIVILEGES, READ THE APPLICABLE SECTIONS IN THE APPLICATION AND THE STATEMENT OF ADDITIONAL INFORMATION. THIS INFORMATION ALSO IS AVAILABLE UNDER "LORD ABBETT FUNDS" AT www.LordAbbett.com OR BY CALLING LORD ABBETT AT 800-821-5129 (AT NO CHARGE).

     CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Class A shares may be purchased without a front-end sales charge under any of the following conditions:

     -  purchases of $1 million or more,*

     - purchases by Retirement and Benefit Plans with at least 100 eligible employees,*

     - purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases,*

     - purchases made with dividends and distributions on Class A shares of another Eligible Fund,

     - purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for Class A shares,

     - purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,

     - purchases made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services (including so-called "mutual fund wrap account programs"), provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases,

     - purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,

     - purchases by each Lord Abbett-sponsored fund's Directors or Trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers),

     - purchases through a broker-dealer for clients that participate in an arrangement with the broker-dealer under which the client pays the broker-dealer a fee based on the total asset value of the client's account for all or a specified number of securities transactions, including purchases of mutual fund shares, in the account during a certain period; or


     SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR A LISTING OF OTHER CATEGORIES OF PURCHASES THAT QUALIFY FOR CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE.


     * THESE CATEGORIES MAY BE SUBJECT TO A CDSC.

     DEALER CONCESSIONS ON CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Except as otherwise set forth in the following paragraphs, Lord Abbett Distributor may pay Dealers distribution-related compensation (i.e., concessions) according to the Schedule set forth below under the following circumstances:

     -  purchases of $1 million or more,

     - purchases by Retirement and Benefit Plans with at least 100 eligible employees, or

     - purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans in connection with multiple fund family recordkeeping platforms and have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases ("Alliance Arrangements").

     Dealers receive concessions described below on purchases made within a 12-month period beginning with the first NAV purchase of Class A shares for the account. The concession rate resets on each anniversary date of the initial NAV purchase, provided that the account continues to qualify for treatment at NAV. Current holdings of Class B, C, and P shares will be included for purposes of calculating the breakpoints in the Schedule below and the amount of the concessions payable with respect to the Class A shares investment. Concessions may not be paid with respect to Alliance Arrangements unless Lord Abbett Distributor can monitor the applicability of the CDSC. In addition, if a Financial Intermediary decides to waive receipt of the concession, any CDSC that might otherwise have applied to any such purchase will be waived.

     Financial Intermediaries should contact Lord Abbett Distributor for more complete information on the commission structure.

================================================================================
DEALER CONCESSION SCHEDULE - CLASS A SHARES
(FOR CERTAIN PURCHASES WITHOUT A FRONT-END SALES CHARGE)
--------------------------------------------------------------------------------

The dealer concession received is based on the amount of the Class A share investment as follows:

                              FRONT-END
CLASS A INVESTMENTS           SALES CHARGE*    DEALER'S CONCESSION
------------------------------------------------------------------
First $5 million              None              1.00%
Next $5 million above that    None              0.55%
Next $40 million above that   None              0.50%
Over $50 million              None              0.25%

* Class A shares purchased without a sales charge will be subject to a 1% CDSC if they are redeemed on or before the 12th month (24th month if shares were purchased prior to November 1, 2004) after the month in which the shares were initially purchased. For alliance arrangements involving Financial Intermediaries offering multiple fund families to Retirement or Benefit Plans, the CDSC normally will be collected only when a Plan effects a complete redemption of all or substantially all shares of all Lord Abbett-sponsored funds in which the Plan is invested.

================================================================================

CONTINGENT DEFERRED SALES CHARGE (CDSC)

--------------------------------------------------------------------------------

A CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are redeemed, whichever is lower. In addition, repayment of loans under Retirement and Benefit Plans will constitute new sales for purposes of assessing the CDSC.

To minimize the amount of any CDSC, the Fund redeems shares in the following order:

     1. shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)

     2. shares held for six years or more (Class B), or one year or more after the month of purchase (two years or more after the month of purchase if shares were purchased prior to November 1, 2004) (Class A), or one year or more (Class C)

     3. shares held the longest before the sixth anniversary of their purchase (Class B), or before the first anniversary after the month of their purchase (second anniversary after the month of their purchase if shares were purchased prior to November 1, 2004) (Class A) or before the first anniversary of their purchase (Class C)

     CLASS A SHARE CDSC. If you buy Class A shares of the Fund under one of the starred (*) categories listed above or if you acquire Class A shares in exchange for Class A shares of another Lord Abbett-sponsored fund subject to a CDSC and you redeem any of the Class A shares on or before the 12th month (24th month if shares were purchased prior to November 1, 2004) after the month in which you initially purchased those shares, a CDSC of 1% normally will be collected.

     The Class A share CDSC generally will not be assessed under the following circumstances:


     - benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service, or any excess distribution under Retirement and Benefit Plans (documentation may be required)


     - redemptions by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor, provided the Plan has not redeemed all, or substantially all, of its assets from the Lord Abbett-sponsored funds

     - redemptions by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor that include the waiver of CDSCs and that were initially entered into prior to December 2002

     - ELIGIBLE MANDATORY DISTRIBUTIONS under 403(b) Plans and individual retirement accounts

     CLASS B SHARE CDSC. The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC will be remitted to Lord Abbett Distributor. The CDSC declines the longer you own your shares, according to the following schedule:

[SIDENOTE]

BENEFIT PAYMENT DOCUMENTATION. (Class A CDSC only) Requests for benefit payments of $50,000 or more must be in writing. Use the address indicated under "Opening your Account."

ELIGIBLE MANDATORY DISTRIBUTIONS. If Class A or B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a mandatory distribution that bears the same relation to the entire mandatory distribution as the Class A or B share investment bears to the total investment.

================================================================================
CONTINGENT DEFERRED SALES CHARGES - CLASS B SHARES
--------------------------------------------------------------------------------

ANNIVERSARY(1) OF                          CONTINGENT DEFERRED SALES
THE DAY ON WHICH                           CHARGE ON REDEMPTION
THE PURCHASE ORDER                         (AS % OF AMOUNT SUBJECT
WAS ACCEPTED                               TO CHARGE)
On                         Before
                           1st                      5.0%
1st                        2nd                      4.0%
2nd                        3rd                      3.0%
3rd                        4th                      3.0%
4th                        5th                      2.0%
5th                        6th                      1.0%
on or after the 6th(2)                              None

(1) The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversary for shares purchased on May 1 will be May 1 of each succeeding year.

(2) Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.

     The Class B share CDSC generally will not be assessed under the following circumstances:


     - benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service, or any excess contribution or distribution under Retirement and Benefit Plans (documentation may be required)


     - Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts

     -  death of the shareholder

     - redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year)

     SEE "SYSTEMATIC WITHDRAWAL PLAN" UNDER "SERVICES FOR FUND INVESTORS" FOR MORE INFORMATION ON CDSCS WITH RESPECT TO CLASS B SHARES.

     CLASS C SHARE CDSC. The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of their purchase. The CDSC will be remitted to Lord Abbett Distributor.

     CLASS P SHARES. Class P shares have lower annual expenses than Class B and Class C shares, no front-end sales charge, and no CDSC. Class P shares are currently sold and redeemed at NAV in connection with (a) orders made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders; (b) orders for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders; and (c) orders made by or on behalf of a Financial Intermediary for clients participating in an IRA Rollover program sponsored by the Financial Intermediary that operates the program in an omnibus recordkeeping environment and has entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders.

     REINVESTMENT PRIVILEGE. If you redeem shares of the Fund, you have a one-time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you redeemed your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

SALES COMPENSATION

     As part of its plan for distributing shares, the Fund and Lord Abbett Distributor pay sales and service compensation to AUTHORIZED INSTITUTIONS that sell the Fund's shares and service its shareholder accounts.

     As shown in the table "Fees and Expenses," sales compensation originates from sales charges, which are paid directly by shareholders, and 12b-1 distribution fees, which are paid by the Fund. Service compensation originates from

[SIDENOTE]

AUTHORIZED INSTITUTIONS are institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 Plan. Lord Abbett Distributor is an Authorized Institution.

     12b-1 service fees. Because 12b-1 fees are paid on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees are accrued daily at annual rates based upon average daily net assets as follows:

FEE              CLASS A      CLASS B       CLASS C        CLASS P
------------------------------------------------------------------
Service              .25%         .25%          .25%           .20%
Distribution         .10%*        .75%          .75%           .25%

* Until October 1, 2004 the Fund also paid a one-time distribution fee of up to 1% on certain qualifying purchases, which is generally amortized over a two-year period. Effective October 1, 2004, the Distributor commenced payment of such one-time distribution fee. See "Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge."

     The Rule 12b-1 plans for Class A and Class P shares provide that the maximum payments that may be authorized by the Board are .50% and .75%, respectively. We may not pay compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation. In such cases, we will not require payment of any otherwise applicable CDSC.

     SALES ACTIVITIES. We may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity that is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to the Fund's Class A and Class C shares for activities that are primarily intended to result in the sale of such Class A and Class C shares, respectively. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, additional concessions to Authorized Institutions, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

     SERVICE ACTIVITIES. We may pay 12b-1 service fees to Authorized Institutions for any activity that is primarily intended to result in personal service and/or the

[SIDENOTE]

12b-1 FEES ARE PAYABLE REGARDLESS OF EXPENSES. The amounts payable by the Fund need not be directly related to expenses. If Lord Abbett Distributor's actual expenses exceed the fee payable to it, the Fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the full amount of the fee.

     maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

     REVENUE SHARING AND OTHER PAYMENTS TO DEALERS AND FINANCIAL INTERMEDIARIES. In addition to the various sales commissions and 12b-1 fees described above, Lord Abbett, Lord Abbett Distributor and the Fund may make other payments to dealers and other firms authorized to accept orders for Fund shares (collectively, "Dealers").


     Lord Abbett or Lord Abbett Distributor makes payments to Dealers in its sole discretion, at its own expense and without cost to the Fund or the Fund's shareholders. The payments may be for:


     -  marketing and/or distribution support for Dealers;

     - the Dealers' and their investment professionals' shareholder servicing efforts;


     - training and education activities for the Dealers, their investment professionals and/or their clients or potential clients;

     - certain information regarding Dealers and their investment professionals;

     - sponsoring or otherwise bearing, in part or in whole, the costs for other meetings of Dealers' investment professionals and/or their clients or potential clients;

     - the purchase of products or services from the Dealers, such as investment research, software tools or data for investment analysis purposes; and/or

     - certain Dealers' costs associated with orders relating to Fund shares ("ticket charges").

     Some of these payments may be referred to as revenue sharing payments. Most of these payments are intended to reimburse Dealers directly or indirectly for the costs that they or their investment professionals incur in connection with educational seminars and training efforts about the Lord Abbett Funds to enable the Dealers and their investment professionals to make recommendations and provide services that are suitable and useful in meeting shareholder needs, as well as to maintain the necessary infrastructure to make the Lord Abbett Funds available to shareholders. The costs and expenses related to these efforts may include travel, lodging, entertainment and meals, among other things. In addition, Lord Abbett Distributor may, for specified periods of time, decide to forgo the portion of any front-end sales charges to which it normally is entitled and allow Dealers to retain the full sales charge for sales of Fund shares. In some instances, these temporary arrangements will be offered only to certain Dealers expected to sell significant amounts of Fund shares.

     Lord Abbett or Lord Abbett Distributor, in its sole discretion, determines the amounts of payments to Dealers, with the exception of purchases of products or services and certain expense reimbursements. Lord Abbett and Lord Abbett Distributor consider many factors in determining the basis or amount of any additional payments to Dealers. The factors include the Dealer's sales, assets and redemption rates relating to Lord Abbett Funds, penetration of Lord Abbett Fund sales among investment professionals within the Dealer, and the potential to expand Lord Abbett's relationship with the Dealer. Lord Abbett and Lord Abbett Distributor also may take into account other business relationships Lord Abbett has with a Dealer, including other Lord Abbett financial products or advisory services sold by or provided to a Dealer or one or more of its affiliates. Based on its analysis of these factors, Lord Abbett groups Dealers into tiers, each of which is associated with a particular maximum amount of revenue sharing payments expressed as a percentage of assets of the Lord Abbett Funds attributable to that particular Dealer. The payments presently range from 0.02% to 0.1% of Lord Abbett Fund assets attributable to the Dealer and/or its investment professionals. The maximum payment limitations may not be inclusive of payments for certain items, such as training and education activities, other meetings, and the purchase of certain products and services from the Dealers. The Dealers within a particular tier may receive different amounts of revenue sharing or may not receive any. Lord Abbett or Lord Abbett Distributor may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any given Fund. In addition, Lord Abbett's formula for calculating revenue sharing payments may be different from the formulas that the Dealers use. Please refer to the Fund's Statement of Additional Information for additional information relating to revenue sharing payments.

     Neither Lord Abbett nor Lord Abbett Distributor makes payments directly to a Dealer's investment professionals, but rather they are made solely to the Dealer itself (with the exception of expense reimbursements related to the attendance of a Dealer's investment professionals at training and education meetings and at other meetings involving the Lord Abbett Funds). The Dealers receiving additional payments include those that may recommend that their clients consider or select the Fund or other Lord Abbett Funds for investment purposes, including those that may include one or more of the Lord Abbett Funds on a "preferred" or "recommended" list of mutual funds. In some circumstances, the payments may create an incentive for a Dealer or its investment professionals to recommend or sell shares of Lord Abbett Funds to a client over shares of other funds. For more specific information about any additional payments, including revenue sharing, made to your Dealer, please contact your investment professional.

     The Fund's portfolio transactions are not used as a form of sales-related compensation to Dealers that sell shares of the Lord Abbett Funds. Lord Abbett places the Fund's portfolio transactions with broker-dealer firms based on the firm's ability to provide the best net results from the transaction to the Fund. To the extent that Lord Abbett determines that a Dealer can provide the Fund with the best net results, Lord Abbett may place the Fund's portfolio transactions with the Dealer even though it sells or has sold shares of the Fund. In no event, however, does or will Lord Abbett give any consideration to a Dealer's sales in deciding which Dealer to choose to execute the Fund's portfolio transactions. Lord Abbett maintains policies and procedures designed to ensure that it places portfolio transactions based on the Fund's receipt of the best net results only. These policies and procedures also permit Lord Abbett to give consideration to proprietary investment research a Dealer may provide to Lord Abbett.

     In addition to the payments from Lord Abbett or Lord Abbett Distributor described above, from time to time, the Lord Abbett Funds may enter into arrangements with and pay fees to Financial Intermediaries that provide recordkeeping services to certain groups of investors in the Lord Abbett Funds, including participants in Retirement and Benefit Plans, investors in mutual fund advisory programs, investors in variable insurance products and clients of Financial Intermediaries that operate in an omnibus environment (collectively, "Investors"). The recordkeeping services typically include:
     (a) establishing and maintaining Investor accounts and records; (b) recording Investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to Investors; (e) furnishing proxy materials, periodic Lord Abbett Fund reports, prospectuses and other communications to Investors as required; (f) transmitting Investor transaction information; and (g) providing information in order to assist the Lord Abbett Funds in their compliance with state securities laws. The fees the Lord Abbett Funds pay: (1) are designed to be equal to or less than the fees the Funds would pay to their transfer agent for similar services; and (2) do not relate to distribution services. The Lord Abbett Funds understand that, in accordance with guidance from the U.S. Department of Labor, Retirement and Benefit Plans, sponsors of qualified retirement plans and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the Retirement and Benefit Plans or the Investors. This may take the form of recordkeepers passing the fees through to their clients or reducing the clients' charges by the amount of fees the recordkeeper receives from mutual funds.

     The Lord Abbett Funds may also pay fees to broker-dealers for networking services. Networking services may include but are not limited to:

     -  establishing and maintaining individual accounts and records;

     -  providing client account statements; and

     -  providing 1099 forms and other tax statements.

     The networking fees that the Lord Abbett Funds pay to broker-dealers normally result in reduced fees to the transfer agent, which would otherwise provide these services.


OPENING YOUR ACCOUNT

     IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT REQUIRED BY THE USA PATRIOT ACT. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions including the Fund to obtain, verify, and record information that identifies each person who opens an account. What this means for you - when you open an account, we will ask for your name, address, date of birth, Social Security Number or similar number, and other information that will allow us to identify you. We will ask for similar information in the case of persons who will be signing on behalf of a legal entity that will own the account. We also may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your Application. Your monies will not be invested until we have all required information. You also should know that we may verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, the Fund reserves the right to reject purchase orders accompanied by cash, cashier's checks, money orders, bank drafts, traveler's checks, and third party or double-endorsed checks, among others.

     MINIMUM INITIAL INVESTMENT

     -  Regular Account                                                 $  1,000
     -  Individual Retirement Accounts and
        403(b) Plans under the Internal Revenue Code                    $    250
     -  Uniform Gift to Minor Account                                   $    250
     -  Invest-A-Matic                                                  $    250

     No minimum investment is required for certain Retirement and Benefit Plans and certain purchases through Financial Intermediaries that charge their clients a fee for services that include investment advisory or management services.


     You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor, or you can fill out the Application and send it to the Fund at the address stated below. You should note that your purchases and other transactions may be subject to review and verification on an ongoing basis. Please carefully read the paragraph below entitled "Proper Form" before placing your order to ensure that your order will be accepted.


     LORD ABBETT LARGE-CAP VALUE FUND
     P.O. Box 219336
     Kansas City, MO 64121

     PROPER FORM. An order submitted directly to the Fund must contain: (1) a completed application with all applicable requested information, and (2) payment by check. When purchases are made by check, redemption proceeds will not be paid until the Fund or transfer agent is advised that the check has cleared, which may take up to 15 calendar days. For more information, please call the Fund at 800-821-5129.

     BY EXCHANGE. Please call the Fund at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.

REDEMPTIONS

     Redemptions of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In the case of redemptions involving Retirement and Benefit Plans, you may be required to provide the Fund with one or more completed forms before your order will be executed. For more information, please call 800-821-5129. To determine if a CDSC applies to a redemption, see "Class A Share CDSC," "Class B Share CDSC," or "Class C Share CDSC."

     BY BROKER. Call your investment professional for instructions on how to redeem your shares.

     BY TELEPHONE. To obtain the proceeds of a redemption of less than $50,000 from your account, you or your representative should call the Fund at 800-821-5129.

     BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to redeem and include all necessary signatures.

     Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

     If the signer has any legal capacity (i.e., the authority of an individual to act on behalf of an entity or other person(s)), the signature and capacity must be guaranteed by an ELIGIBLE GUARANTOR. Certain other legal documentation may be required. For more information regarding proper documentation, please call 800-821-5129.

[SIDENOTE]

SMALL ACCOUNTS. The Board may authorize closing any account in which there are fewer than 25 shares if it is in the Fund's best interest to do so.

ELIGIBLE GUARANTOR is any broker or bank that is usually a member of the medallion stamp program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.

GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

-   In the case of an estate -

    Robert A. Doe
    Executor of the Estate of
    John W. Doe

[Date]

[SEAL]

-   In the case of a corporation -
    ABC Corporation

    Mary B. Doe

    By Mary B. Doe, President
    [Date]

[SEAL]

     A GUARANTEED SIGNATURE is designed to protect you from fraud by verifying your signature. We require a Guaranteed Signature by an Eligible Guarantor on requests for:

     - a redemption check for which you have the legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate or on behalf of a corporation),

     - a redemption check payable to anyone other than the shareholder(s) of record,

     - a redemption check to be mailed to an address other than the address of record,

     - a redemption check payable to a bank other than the bank we have on file, or

     -  a redemption for $50,000 or more.

     REDEMPTIONS IN KIND. The Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that the Fund would do so except in unusual circumstances. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

DISTRIBUTIONS AND TAXES

     The Fund expects to pay you dividends from its net investment income annually and expects to distribute any net capital gains annually as "capital gains distributions."

     Distributions will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash. For distributions payable on accounts other than those held in the name of your dealer, if you instruct the Fund to pay your distributions in cash, and the Post Office is unable to deliver one or more of your checks or one or more of your checks remains uncashed for a certain period, the Fund reserves the right to reinvest your checks in your account at the NAV on the day of the reinvestment following such period. In addition, the Fund reserves the right to reinvest all subsequent distributions in additional Fund shares in your account. No interest will accrue on checks while they remain uncashed before they are reinvested or on amounts represented by uncashed redemption checks. There are no sales charges on reinvestments.

     The Fund's distributions are taxable to you in the year they are considered received for tax purposes. Distributions of investment income and short-term capital gains are taxable to you as ordinary income; however, certain qualified dividends that the Fund receives and distributes to you may be subject to a reduced tax rate if you meet holding period and certain other requirements. Distributions of net long-term capital gains are taxable to you as long-term capital gains. This tax treatment of distributions of net long-term capital gains applies regardless of how long you have owned Fund shares or whether distributions are reinvested or paid in cash.

     Except in tax-advantaged accounts, any sale, redemption, or exchange of Fund shares may be taxable to you.

     If you buy shares when the Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

     Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by the Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of such distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

SERVICES FOR FUND INVESTORS

     AUTOMATIC SERVICES

     Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out the Application or by calling 800-821-5129.

FOR INVESTING

INVEST-A-MATIC         You can make fixed, periodic investments ($250 initial
(Dollar-cost           and $50 subsequent minimum) into your Fund account by
averaging)             means of automatic money transfers from your bank
                       checking account. See the Application for instructions.

DIV-MOVE You may automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($50 minimum).

FOR SELLING SHARES

SYSTEMATIC             You can make regular withdrawals from most Lord
WITHDRAWAL             Abbett-sponsored funds. Automatic cash withdrawals will
PLAN ("SWP")           be paid to you from your account in fixed or variable
                       amounts. To establish a SWP, the value of your shares for
                       Class A or Class C must be at least $10,000, and for
                       Class B the value of your shares must be at least
                       $25,000, except in the case of a SWP established for
                       Retirement and Benefit Plans, for which there is no
                       minimum. Your shares must be in non-certificate form.

CLASS B SHARES         The CDSC will be waived on redemptions of up to 12% of
                       the current net asset value of your account at the time
                       of your SWP request. For Class B share SWP redemptions
                       over 12% per year, the CDSC will apply to the entire
                       redemption. Please contact the Fund for assistance in
                       minimizing the CDSC in this situation.

CLASS B AND            Redemption proceeds due to a SWP for Class B and Class C
CLASS C SHARES         shares will be redeemed in the order described under
                       "CDSC" under "Purchases."

     OTHER SERVICES

     TELEPHONE INVESTING. After we have received the Application (selecting "yes" under Section 8C and completing Section 7), you may instruct us by phone to have money transferred from your bank account to purchase shares of the Fund for an existing account. The Fund will purchase the requested shares when it receives the money from your bank.

[SIDENOTE]

TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.

     EXCHANGES. You or your investment professional may instruct the Fund to exchange shares of any class for shares of the same class of any Eligible Fund. Instructions may be provided in writing or by telephone, with proper identification, by calling 800-821-5129. The Fund must receive instructions for the exchange before the close of the NYSE on the day of your call, in which case you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes and may create a taxable situation for you (see "Distributions and Taxes" section). Be sure to read the current prospectus for any fund into which you are exchanging.

     ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.


     HOUSEHOLDING. We have adopted a policy that allows us to send only one copy of the Fund's prospectus, proxy material, Annual Report and Semiannual Report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call us at 800-821-5129 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.


     ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Fund at 800-821-5129.

     SYSTEMATIC EXCHANGE. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.

[SIDENOTE]

EXCHANGE LIMITATIONS. As described under "Your Investment - Purchases," we reserve the right to modify, reject or restrict any exchange request if the Fund or Lord Abbett Distributor determines it is in the best interest of the Fund and its shareholders. The Fund also may revoke the privilege for all shareholders upon 60 days' written notice.

                                                            LARGE-CAP VALUE FUND

                              FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (decreased) during each period, assuming you had reinvested all dividends and distributions. These financial statements have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2005 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.



                                                                                           CLASS A SHARES
                                                                           --------------------------------------------
                                                                                     YEAR ENDED            6/23/2003(a)
                                                                           ----------------------------         TO
PER SHARE OPERATING PERFORMANCE                                                2005            2004         10/31/2003
NET ASSET VALUE, BEGINNING OF PERIOD                                       $      11.80    $      10.73    $      10.00
 Unrealized depreciation on investments                                                                            (.10)
NET ASSET VALUE ON SEC EFFECTIVE DATE, JUNE 30, 2003                                                       $       9.90
INVESTMENT OPERATIONS:
 Net investment income(b)                                                           .14             .09             .03
 Net realized and unrealized gain                                                   .71            1.05             .80
TOTAL FROM INVESTMENT OPERATIONS                                                    .85            1.14             .83
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                                             (.11)           (.07)             --
 Net realized gain                                                                 (.16)             --              --
TOTAL DISTRIBUTIONS                                                                (.27)           (.07)             --
NET ASSET VALUE, END OF PERIOD                                             $      12.38    $      11.80    $      10.73
TOTAL RETURN(c)                                                                                                   (1.00)%(d)(e)
TOTAL RETURN(c)                                                                    7.23%          10.74%           8.38%(d)(f)
RATIOS TO AVERAGE NET ASSETS:
 Expenses, including expense reductions and
  expenses assumed                                                                  .95%            .95%            .33%(d)+
 Expenses, excluding expense reductions and
  expenses assumed                                                                 1.50%           2.59%           7.12%(d)+
 Net investment income                                                             1.14%            .75%            .27%(d)+

                                                                                     YEAR ENDED            6/23/2003(a)
                                                                           ----------------------------         TO
SUPPLEMENTAL DATA:                                                             2005            2004         10/31/2003
NET ASSETS, END OF PERIOD (000)                                            $     13,763    $     10,102    $      2,271
PORTFOLIO TURNOVER RATE                                                           54.12%          30.53%           8.87%

                                                            LARGE-CAP VALUE FUND

                                                                                           CLASS B SHARES
                                                                           --------------------------------------------
                                                                                     YEAR ENDED            6/23/2003(a)
                                                                           ----------------------------         TO
PER SHARE OPERATING PERFORMANCE                                                2005            2004         10/31/2003
NET ASSET VALUE, BEGINNING OF PERIOD                                       $      11.67    $      10.68    $      10.00
 Unrealized depreciation on investments                                                                            (.11)
NET ASSET VALUE ON SEC EFFECTIVE DATE, JUNE 30, 2003                                                       $       9.89
INVESTMENT OPERATIONS:
 Net investment income(b)                                                           .06             .01              --(g)
 Net realized and unrealized gain                                                   .69            1.05             .79
TOTAL FROM INVESTMENT OPERATIONS                                                    .75            1.06             .79
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                                             (.07)           (.07)             --
 Net realized gain                                                                 (.16)             --              --
TOTAL DISTRIBUTIONS                                                                (.23)           (.07)             --
NET ASSET VALUE, END OF PERIOD                                             $      12.19    $      11.67    $      10.68
TOTAL RETURN(c)                                                                                                   (1.10)%(d)(e)
TOTAL RETURN(c)                                                                    6.49%          10.02%           7.99%(d)(f)
RATIOS TO AVERAGE NET ASSETS:
 Expenses, including expense reductions and
  expenses assumed                                                                 1.60%           1.60%            .56%(d)+
 Expenses, excluding expense reductions and
  expenses assumed                                                                 2.11%           3.24%           7.35%(d)+
 Net investment income                                                              .49%            .10%            .04%(d)+

                                                                                     YEAR ENDED            6/23/2003(a)
                                                                           ----------------------------         TO
SUPPLEMENTAL DATA:                                                             2005            2004         10/31/2003
NET ASSETS, END OF PERIOD (000)                                            $      1,749    $      1,445    $        111
PORTFOLIO TURNOVER RATE                                                           54.12%          30.53%           8.87%

                                                            LARGE-CAP VALUE FUND

                                                                                           CLASS C SHARES
                                                                           --------------------------------------------
                                                                                     YEAR ENDED            6/23/2003(a)
                                                                           ----------------------------         TO
PER SHARE OPERATING PERFORMANCE                                                2005            2004         10/31/2003
NET ASSET VALUE, BEGINNING OF PERIOD                                       $      11.69    $      10.69    $      10.00
 Unrealized depreciation on investments                                                                            (.11)
NET ASSET VALUE ON SEC EFFECTIVE DATE, JUNE 30, 2003                                                       $       9.89
INVESTMENT OPERATIONS:
 Net investment income(b)                                                           .06             .01              --(g)
 Net realized and unrealized gain                                                   .70            1.06             .80
TOTAL FROM INVESTMENT OPERATIONS                                                    .76            1.07             .80
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                                             (.09)           (.07)             --
 Net realized gain                                                                 (.16)             --              --
TOTAL DISTRIBUTIONS                                                                (.25)           (.07)             --
NET ASSET VALUE, END OF PERIOD                                             $      12.20    $      11.69    $      10.69
TOTAL RETURN(c)                                                                                                   (1.10)%(d)(e)
TOTAL RETURN(c)                                                                    6.50%          10.07%           8.09%(d)(f)
RATIOS TO AVERAGE NET ASSETS:
 Expenses, including expense reductions and
  expenses assumed                                                                 1.60%           1.60%            .56%(d)+
 Expenses, excluding expense reductions and
  expenses assumed                                                                 2.18%           3.24%           7.35%(d)+
 Net investment income                                                              .46%            .10%            .04%(d)+

                                                                                     YEAR ENDED            6/23/2003(a)
                                                                           ----------------------------         TO
SUPPLEMENTAL DATA:                                                             2005            2004         10/31/2003
NET ASSETS, END OF PERIOD (000)                                            $      3,155    $      1,490    $        148
PORTFOLIO TURNOVER RATE                                                           54.12%          30.53%           8.87%

                                                            LARGE-CAP VALUE FUND


FINANCIAL HIGHLIGHTS (CONCLUDED)



                                                                                           CLASS P SHARES
                                                                           --------------------------------------------
                                                                                     YEAR ENDED            6/23/2003(a)
                                                                           ----------------------------         TO
PER SHARE OPERATING PERFORMANCE                                                2005            2004         10/31/2003
NET ASSET VALUE, BEGINNING OF PERIOD                                       $      11.80    $      10.73    $      10.00
 Unrealized depreciation on investments                                                                            (.10)
NET ASSET VALUE ON SEC EFFECTIVE DATE, JUNE 30, 2003                                                       $       9.90
INVESTMENT OPERATIONS:
 Net investment income(b)                                                           .13             .07             .02
 Net realized and unrealized gain                                                   .70            1.07             .81
TOTAL FROM INVESTMENT OPERATIONS                                                    .83            1.14             .83
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                                             (.09)           (.07)             --
 Net realized gain                                                                 (.16)             --              --
TOTAL DISTRIBUTIONS                                                                (.25)           (.07)             --
NET ASSET VALUE, END OF PERIOD                                             $      12.38    $      11.80    $      10.73
TOTAL RETURN(c)                                                                                                   (1.00)%(d)(e)
TOTAL RETURN(c)                                                                    7.07%          10.65%           8.38%(d)(f)
RATIOS TO AVERAGE NET ASSETS:
 Expenses, including expense reductions and
  expenses assumed                                                                 1.05%           1.05%            .37%(d)+
 Expenses, excluding expense reductions and
  expenses assumed                                                                 1.52%           2.69%           7.16%(d)+
 Net investment income                                                             1.06%            .65%            .23%(d)+

                                                                                     YEAR ENDED            6/23/2003(a)
                                                                           ----------------------------         TO
SUPPLEMENTAL DATA:                                                             2005            2004         10/31/2003
NET ASSETS, END OF PERIOD (000)                                            $         13    $         12    $         11
PORTFOLIO TURNOVER RATE                                                           54.12%          30.53%           8.87%



+   The ratios have been determined on a Fund basis.
(a) Commencement of investment operations; SEC effective date and date shares first became available to the public was 6/30/2003.
(b) Calculated using average shares outstanding during the year.
(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d) Not annualized.
(e) Total return for the period 6/23/2003 through 6/30/2003.
(f) Total return for the period 6/30/2003 through 10/31/2003.
(g) Amount is less than $.01.

TO OBTAIN INFORMATION:                ADDITIONAL INFORMATION

BY TELEPHONE. For shareholder             More information on the Fund is or will
account inquiries call the Fund           be available free upon request, including
at: 800-821-5129. For literature          the following:
requests call the Fund at:
800-874-3733.                             ANNUAL/SEMIANNUAL REPORT

                                          The Fund's Annual and Semiannual Reports
BY MAIL. Write to the Fund at:            contain more information about the Fund's
The Lord Abbett Family of Funds           investments and performance. The Annual
90 Hudson Street                          Report also includes details about the
Jersey City, NJ 07302-3973                market conditions and investment strategies
                                          that had a significant effect on the Fund's
VIA THE INTERNET.                         performance during the last fiscal year.
LORD, ABBETT & CO. LLC                    The Reports are available free of charge,
www.LordAbbett.com                        at www.LordAbbett.com, and through other
                                          means, as indicated on the left.
Text only versions of Fund
documents can be viewed online            STATEMENT OF ADDITIONAL INFORMATION ("SAI")
or downloaded from the SEC:
www.sec.gov.                              Provides more details about the Fund and
                                          its policies. A current SAI is on file with
You can also obtain copies by             the Securities and Exchange Commission
visiting the SEC's Public                 ("SEC") and is incorporated by reference
Reference Room in Washington,             (is legally considered part of this
DC (phone 202-942-8090) or                prospectus). Although the SAI is not
by sending your request and a             available at www.LordAbbett.com, the SAI is
duplicating fee to the SEC's              available through other means, generally
Public Reference Section,                 without charge, as indicated on the left.
Washington, DC 20549-0102 or
by sending your request
electronically to
publicinfo@sec.gov.

[LORD ABBETT(R) LOGO]

     Lord Abbett Mutual Fund shares
          are distributed by:              Lord Abbett Securities Trust
      LORD ABBETT DISTRIBUTOR LLC            Lord Abbett Large-Cap Value Fund             LST-I
           90 Hudson Street -                                                             (3/06)
  Jersey City, New Jersey 07302-3973

                                          SEC FILE NUMBER: 811-7538

[LORD ABBETT LOGO]

LORD ABBETT
 LARGE-CAP VALUE FUND


                                                                        MARCH 1,
                                                                            2006


                                                                      PROSPECTUS
                                                                  CLASS Y SHARES

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


                                                                          PAGE
                      THE FUND

          What you should   Goal                                           2
               know about   Principal Strategy                             2
                 the Fund   Main Risks                                     4
                            Performance                                    5
                            Fees and Expenses                              7
                            Additional Investment Information              9
                            Management                                     12

                   YOUR INVESTMENT

          Information for   Purchases                                      17
                 managing   Sales Compensation
                your Fund   Opening Your Account
                  account   Redemptions                                    26
                            Distributions and Taxes                        27
                            Services For Fund Investors                    28

                FINANCIAL INFORMATION

                            Financial Highlights                           34

               ADDITIONAL INFORMATION

        How to learn more   Back Cover
       about the Fund and
        other Lord Abbett
                    Funds

                                    THE FUND

GOAL

     The Fund's investment objective is to seek a high level of total return.

PRINCIPAL STRATEGY


     To pursue this goal, the Fund primarily purchases equity securities of LARGE, SEASONED, U.S. and MULTINATIONAL COMPANIES that we believe are undervalued. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large companies. A large company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000 Index, a widely-used benchmark for large-cap stock performance. As of January 31, 2006, the market capitalization range of the Russell 1000(R) Index was $611 million to $390 trillion. This range varies daily. The Fund will provide shareholders with at least 60 days' notice of any change in this policy. The equity securities the Fund may invest in include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.


     The Fund is generally designed for tax-exempt or tax-deferred investors such as retirement and benefit plans, 401(k) plans and individual retirement accounts ("IRAs"). Possible tax consequences and the likelihood of dividend income will not be important considerations in choosing or holding the Fund's individual portfolio investments.

     In selecting investments, the Fund attempts to invest in securities selling at reasonable prices in relation to our assessment of their potential value. We believe that a high

[SIDENOTE]

--------------------------------------------------------------------------------
WE OR THE FUND OR LARGE-CAP VALUE FUND refers to the Lord Abbett Large-Cap Value Fund, a portfolio or series of Lord Abbett Securities Trust (the "Trust").

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

LARGE COMPANIES are established companies that are considered "known quantities." Large companies often have the resources to weather economic shifts, although they can be slower to innovate than small companies.

SEASONED COMPANIES are usually established companies whose securities have gained a reputation for quality with the investing public and enjoy liquidity in the market.

MULTINATIONAL COMPANIES are those companies that conduct their business operations and activities in more than one country.

     level of total return (current income and capital appreciation) may be derived from an actively managed, diversified portfolio of such investments. We use a continuous and dynamic investment process in building the portfolio for the Fund. The process involves several elements that interact on an ongoing basis:

     - We use quantitative research to assist in our valuation analysis to identify stocks we believe represent attractive valuations.

     - We use fundamental research to learn about a company's operating environment, resources and strategic plans and to assess its prospects for exceeding earnings expectations. We try to identify companies we believe have the strongest fundamentals relative to valuations.

     - We look for positive factors in a company's near-term outlook that we believe are likely to improve the value of the company's stock price. Among the factors that could be considered are new, improved or unique products or services, changes in the company's management, a business strategy not yet recognized by the marketplace or similar conditions.

     - Once the Fund's portfolio is constructed we seek to maintain ongoing awareness of its principal emphasis and themes, with respect to the recognized value benchmarks and the effects of our strategic decisions.

     While certain investments may never reach what we think is their full value, or may go down in value, our emphasis on large, seasoned company VALUE STOCKS is designed to limit the Fund's downside risk. This is because value stocks are believed to be underpriced, and large, seasoned company stocks tend to be issued by more established companies and less volatile than the stocks of smaller companies.

     We generally sell a stock when we think it seems less likely to benefit from the current market and economic environment, shows deteriorating fundamentals, or has reached our valuation target, or is no longer underpriced in our view.

[SIDENOTE]

VALUE STOCKS are stocks of companies that we believe the market undervalues according to certain financial measurements of their intrinsic worth or business prospects.

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value stocks. This means the value of your investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Large value stocks may perform differently than the market as a whole and other types of stocks, such as small company stocks and growth stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market. Certain investments may never reach what we think is their full value or may go down in value.

     Due to its investments in multinational companies, the Fund may experience increased market, liquidity, currency, political, information, and other risks.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

                                                       -------------------------
                                 LARGE-CAP VALUE FUND  Symbols:  Class Y - LLCYX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows the performance of the Fund's Class Y shares from the last calendar year.

[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) -- CLASS Y SHARES
--------------------------------------------------------------------------------

2004       +12.6%
2005        +3.1%

BEST QUARTER 4th Q '04       +11.0%
WORST QUARTER 1st Q '05       -2.5%


     The table below shows how the average annual total returns of the Fund's Class Y shares compare to those of the S&P 500/Citigroup Value Index and the Russell 1000(R) Value Index.


     The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                                                            LARGE-CAP VALUE FUND

================================================================================

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2005

--------------------------------------------------------------------------------


                                                    LIFE OF
SHARE CLASS                               1 YEAR    FUND(1)
Class Y Shares
 Return Before Taxes                       3.10%     12.72%
 Return After Taxes
  on Distributions                         2.24%     11.90%
 Return After Taxes
  on Distributions and
  Sale of Fund Shares                      2.40%     10.56%
S&P 500/Citigroup Value Index(2)
 (reflects no deductions for fees,
 expenses, or taxes)                       5.82%     15.58%(3)
Russell 1000(R) Value Index(2)
 (reflects no deductions for fees,
 expenses, or taxes)                       7.05%     16.11%(3)


(1)  The SEC declared the Fund effective on 6/30/03 for all classes of shares.

(2) The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

(3) Represents total return for the period 6/30/03 - 12/31/05, to correspond with the periods shown.

                                                            LARGE-CAP VALUE FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                                                     CLASS Y
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales
Charge on Purchases
 (as a % of offering price)                                           none
Maximum Deferred
Sales Charge
 (See "Purchases")                                                    none
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees
 (See "Management")                                                   0.40%
Other Expenses                                                        0.75%
Total Operating Expenses                                              1.15%
Expense Reimbursement(1)                                             (0.55%)
Net Expenses(1)                                                       0.60%



(1) For the fiscal year ending October 31, 2006, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses to the extent necessary to maintain Class Y Net Expenses at an aggregate rate of .60% of average daily net assets attributable to Class Y shares.


[SIDENOTE]

MANAGEMENT FEES are payable to Lord, Abbett & Co. LLC ("Lord Abbett") for the Fund's investment management.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                            LARGE-CAP VALUE FUND

================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS          1 YEAR    3 YEARS    5 YEARS    10 YEARS
Class Y Shares       $   61    $   311    $   580    $  1,348



Your expenses would be the same if you did not redeem your shares.

ADDITIONAL INVESTMENT INFORMATION

     This section describes some of the investment techniques that might be used by the Fund and some of the risks associated with those techniques.

     ADJUSTING INVESTMENT EXPOSURE. The Fund will be subject to the risks associated with investments. The Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices and other factors. For example, the Fund may seek to hedge against certain market risks. These strategies may involve effecting transactions in derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants, and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with the Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses.

     CONVERTIBLE SECURITIES. The Fund may invest in convertible bonds and convertible preferred stocks. These investments tend to be more volatile than debt securities, but tend to be less volatile and produce more income than their underlying common stocks. The markets for convertible securities may be less liquid than markets for common stocks or bonds.

     DEPOSITARY RECEIPTS. The Fund may invest in American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information, and other risks. Although the Fund may not invest more than 10% of its net assets in foreign securities, ADRs are not subject to this limitation.


     LISTED OPTIONS ON SECURITIES. The Fund may purchase and write national securities exchange-listed put and call options on securities or securities indices. The Fund may use options for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). A "call option" is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. The Fund may write covered call options with respect to securities in its portfolio in an attempt to increase income and to provide greater flexibility in the disposition of portfolio securities. A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The Fund will not purchase an option if, as a result of such purchase, more than 10% of its total assets would be invested in premiums for such options. The Fund may only sell (write) covered put options to the extent that cover for such options does not exceed 15% of its net assets. The Fund may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of its net assets at the time an option is written.


     RISKS OF OPTIONS. Fund transactions in options, if any, involve additional risk of loss. Loss may result, for example, from adverse market movements, a lack of correlation between changes in the value of these derivative instruments and the Fund's assets being hedged, the potential illiquidity of the markets for derivative instruments, the risk that the counterparty to an OTC contract will fail to perform its obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions.

     TEMPORARY DEFENSIVE INVESTMENTS. At times the Fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities may include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by cash and obligations of the U.S. Government and its agencies and instrumentalities. These investments could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.


     INFORMATION ON PORTFOLIO HOLDINGS. The Fund's Annual and Semiannual Reports, which are sent to shareholders and filed with the Securities and Exchange Commission ("SEC"), contain information about the Fund's portfolio holdings, including a complete schedule of holdings. The Fund also files its complete schedule of portfolio holdings with the SEC on Form N-Q as of the end of its first and third fiscal quarters.

     In addition, on or about the first day of the second month following each calendar quarter-end, the Fund makes publicly available a complete schedule of its portfolio holdings as of the last day of each such quarter. The Fund also may make publicly available Fund commentaries or fact sheets containing a discussion of select portfolio holdings and a list of up to the ten largest portfolio positions, among other things, and/or performance attribution information within thirty days following the end of each calendar quarter for which such information is made available. This information will remain available until the schedule, commentary, fact sheet or performance attribution information for the next quarter is publicly available. You may view this information for the most recently ended calendar quarter at www.LordAbbett.com or request a copy at no charge by calling Lord Abbett at 800-821-5129.

     For more information on the Fund's policies and procedures with respect to the disclosure of its portfolio holdings and ongoing arrangements to make available such information on a selective basis to certain third parties, please see "Investment Policies - Policies and Procedures Governing the Disclosure of Portfolio Holdings" in the Statement of Additional Information.


MANAGEMENT

     BOARD OF TRUSTEES. The Board oversees the management of the business and affairs of the Fund. The Board meets regularly to review the Funds' portfolio investments, performance, expenses, and operations. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. More than 75 percent of the members of the Board are independent of Lord Abbett.


     INVESTMENT ADVISER. The Funds' investment adviser is Lord, Abbett & Co. LLC, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $101 billion in 54 mutual funds and other advisory accounts as of December 30, 2005.


     Lord Abbett is entitled to an annual management fee based on the Fund's average daily net assets. The fee is calculated daily and payable monthly as follows:

        .40 of 1% on the first $2 billion in assets, .375 of 1% on the next $3 billion, and .35 of 1% on the Fund's assets over $5 billion.

     Based on this calculation, for the year ended October 31, 2005, the management fee paid to Lord Abbett was at an effective annual rate of .40 of 1% of the Fund's average daily net assets.


     In addition, Lord Abbett provides certain administrative services to the Fund for a fee at the annual rate of .04 of 1% of the Fund's average daily net assets.The Fund pays all expenses not expressly assumed by Lord Abbett. For more information about the services Lord Abbett provides to the Fund, see the Statement of Additional Information.


     Each year in December the Board considers whether to approve the continuation of the existing management and administrative services agreements between the Fund and Lord Abbett. A discussion regarding the basis for the Board's approval will be available in the Fund's Semiannual Report to Shareholders for the six-month period ending April 30, 2006.

     INVESTMENT MANAGERS. Lord Abbett uses a team of investment managers and analysts acting together to manage the Fund's investments. The Statement of Additional Information contains additional information about manager's compensation, other accounts managed by them and their ownership of the Fund's shares.

     The senior members of the team are: Sholom Dinsky, Kenneth G. Fuller and Eli M. Salzmann. Messrs. Dinsky and Salzmann are Partners of Lord Abbett and have been with Lord Abbett since 2000 and 1997, respectively.
     Mr. Fuller, Investment Manager - Large Cap Value, joined Lord Abbett in 2002 from Pioneer Investment Management, Inc., where he served as Portfolio Manager and Senior Vice President from 1999 to 2002. Mr. Dinsky, Mr. Fuller and Mr. Salzmann are jointly and primarily responsible for the day-to-day management of the Fund.

     PAST PERFORMANCE OF INSTITUTIONAL ACCOUNTS. The performance information shown below is provided to illustrate the past performance of Lord Abbett in managing accounts that have substantially similar investment objectives, policies and strategies to those of the Fund and are managed by the Fund's portfolio management team. Such performance information does not represent the performance of the Fund, which has no history of operations. Investors should realize that this past performance data is not an indication of the future performance of the Fund.

     The chart below illustrates average annual total return performance for Lord Abbett's Large-Cap Value Tax-Exempt Institutional Composite (the "Composite"), the S&P 500/Barra Value Index and the Russell 1000(R) Value Index.

[CHART]

================================================================================
AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED 12/31/04
--------------------------------------------------------------------------------

           LORD ABBETT'S LARGE-CAP VALUE TAX-EXEMPT   LORD ABBETT'S LARGE-CAP VALUE TAX-EXEMPT    S&P 500/BARRA   RUSSELL 1000(R)
                INSTITUTIONAL COMPOSITE-NET                 INSTITUTIONAL COMPOSITE-GROSS          VALUE INDEX     VALUE INDEX
1 year                       2.93%                                       3.70%                         6.33%           7.06%
3 years                     15.34%                                      16.19%                        17.48%          17.49%
5 years                      4.81%                                       5.59%                         2.53%           5.28%
10 years                    10.92%                                      11.75%                         9.44%          10.94%

================================================================================


     The data represents institutional accounts with assets as of December 31, 2005 of $5.3 billion, which represented 5.2% of Lord Abbett's total assets under management at that date. The data includes all accounts with substantially similar investment objectives, policies and strategies to those of the Fund. The gross and net performance numbers above for the Composite are net of all transaction costs and markups or markdowns in connection with securities transactions. The net

     Composite performance data above reflect the deduction of the highest advisory fee borne by any account in the Composite (an annual rate of
     0.75% of assets). The gross and net Composite performance numbers do not reflect the deduction of custodian fees. The deduction of such fees (and the compounding effect thereof over time) will reduce the performance results and, correspondingly, the return to an investor. The effect of fees and expenses on
14
     performance will vary with the relative size of the fee and account performance.

     One of the indices used for comparison is the S&P 500/Barra Value Index, an unmanaged index of the S&P 500 companies with lower price-to-book ratios. The S&P 500(R) Index is a broad-based unmanaged index of leading companies in leading industries and is widely regarded as the standard for measuring large-cap U.S. stock market performance. The second index used for comparison is the Russell 1000(R) Value Index, an unmanaged index that measures the performance of the Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index (measuring the performance of the 3,000 largest U.S. companies based on total market capitalization). The data for the indices do not reflect the deduction of fees or expenses.


     The institutional accounts that are included in the data for the Composite above are not subject to the same types of expenses as the Fund and are not subject to the same diversification requirements, tax restrictions and other investment limitations imposed on the Fund by the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code of 1986. The performance results of the institutional accounts included in the Composite likely would have been lower if the institutional accounts had been regulated as investment companies under the federal tax and securities laws. In addition, the performance results of the institutional accounts would have been lower had they been subject to the higher fees and expenses of the Fund. Differences in the Securities and Exchange Commission and the Association for Investment Management and Research (AIMR) Performance Presentation Standards (AIMR-PPS(R)) methodologies for calculating performance could result in different performance data for identical time periods.

     IMPORTANT INFORMATION REGARDING PAST PERFORMANCE OF INSTITUTIONAL ACCOUNTS. The Composite comprises all fully-invested equity portfolios managed on behalf of tax-exempt investors investing primarily in large-capitalization securities that Lord Abbett deems to be undervalued on a relative basis. Effective January 1, 2000, only accounts with an initial value of $10 million or more are included in the Composite. Performance results are expressed in U.S. dollars and reflect reinvestment of any dividends and distributions. A complete list of Lord Abbett composites and descriptions of the investment strategies is available from Lord Abbett and a performance presentation that adheres to the AIMR-PPS(R) is available at www.LordAbbett.com.

     Lord Abbett has prepared and presented the performance of the Composite in compliance with AIMR-PPS(R), the U.S. and Canadian version of the Global Investment Performance Standards. AIMR has not been involved in the preparation or review of this performance information. For AIMR-PPS(R) purposes, Lord Abbett defines the "Firm" as all fee-based accounts managed by Lord Abbett, including institutional accounts, separately managed accounts, and mutual funds, but not including any hedge fund or separately managed accounts for which the records have been maintained by another entity.

                                 YOUR INVESTMENT


PURCHASES

     CLASS Y SHARES. You may purchase Class Y shares at the net asset value ("NAV") per share next determined after we receive your purchase order submitted in proper form. We will not consider an order to be in proper form until we have certain identifying information required under applicable law. For more information see below. No sales charges apply.

     We reserve the right to modify, restrict or reject any purchase order or exchange request if the Fund or LORD ABBETT DISTRIBUTOR LLC determines that it is in the best interest of the Fund and its shareholders. All purchase orders are subject to our acceptance.

     PRICING OF SHARES. NAV per share for each class of Fund shares is calculated, under normal circumstances, each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. Assuming they are in proper form, purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day's NAV; orders placed after the close of trading on the NYSE will receive the next day's NAV.

     In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices reflect broker/dealer-supplied valuations and electronic


[SIDENOTE]


LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor" or the "Distributor") acts as agent for the Fund to work with investment professionals that buy and/or the sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

     data processing techniques, and reflect the mean between the bid and asked prices. Unlisted fixed income securities having remaining maturities of 60 days or less are valued at their amortized cost.

     Securities for which prices or market quotations are not available, do not accurately reflect fair value in Lord Abbett's opinion, or have been materially affected by events occurring after the close of the exchange on which the security is principally traded are valued under fair value procedures approved by the Fund's Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, demand for a security (as reflected by its trading volume) is insufficient calling into question the reliability of the quoted price, or the security is relatively illiquid. The Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. The Fund's use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

     Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.

     EXCESSIVE TRADING AND MARKET TIMING. The Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices may disrupt management of the Fund, raise its expenses, and harm long-term shareholders. Volatility resulting from excessive trading may cause the Fund difficulty in implementing long-term investment strategies because it cannot anticipate the amount of cash it will have to invest. The Fund may be forced to sell portfolio securities at disadvantageous times to raise cash to allow for such excessive trading. This, in turn, could increase tax, administrative and other costs and adversely impact the Fund's performance.

     To the extent the Fund invests in foreign securities, the Fund may be particularly susceptible to excessive trading because many foreign markets close hours before the Fund values its portfolio holdings. This may allow significant events, including broad market moves, to occur in the interim, potentially affecting the values of foreign securities held by the Fund. The time zone differences among foreign markets may allow a shareholder to exploit differences in the Fund's share prices that are based on closing prices of foreign securities determined before the Fund calculates its NAV per share (known as "time zone arbitrage"). To the extent the Fund invests in securities that are thinly traded or relatively illiquid, the Fund may be particularly susceptible to excessive trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in short-term trading to take advantage of these pricing differences (known as "price arbitrage"). The Fund has adopted fair value procedures designed to adjust closing market prices of these types of securities to reflect what is believed to be their fair value at the time the Fund calculates its NAV per share. While there is no assurance, the Fund expects that the use of fair value pricing will reduce a shareholder's ability to engage in time zone arbitrage and price arbitrage to the detriment of other Fund shareholders. For more information about these procedures, see "Your Investment - Purchases - Pricing of Shares" above.

     The Fund's Board has adopted additional policies and procedures that are designed to prevent or stop excessive short-term trading and market timing ("frequent trading"). We also have longstanding procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and FINANCIAL INTERMEDIARIES that place orders on behalf of their clients. The Fund may modify its frequent trading policy and monitoring procedures, which are described below, from time to time without notice as and when deemed appropriate to enhance protection of the Fund and its shareholders.

     FREQUENT TRADING POLICY. Under the frequent trading policy, any Lord Abbett Fund shareholder redeeming Fund shares valued at $5,000 or more (other than shares of Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund) will be prohibited from investing in the Fund for 30 calendar days after the redemption. The policy applies to all redemptions and investments that are part of an exchange transaction or transfer of assets, but does not apply to certain other transactions described below. The frequent trading policy will not apply to redemptions by shareholders whose shares are held in an account maintained by a Financial Intermediary in an omnibus environment unless and until such time that the Financial Intermediary has the ability to implement the policy or substantially similar protective measures. The Distributor will encourage Financial Intermediaries to adopt such procedures. Certain types of investments will not be blocked and certain types of redemptions will not trigger a subsequent purchase block, including: (1) systematic purchases and redemptions, such as purchases made through reinvestment of dividends or other distributions, or certain automatic or systematic investment, exchange or withdrawal plans (such as payroll deduction plans, and the Fund's Invest-A-Matic and Systematic Withdrawal Plans); (2) RETIREMENT AND BENEFIT PLAN contributions, loans and distributions; and (3) purchase transactions involving certain transfers of assets, rollovers, Roth IRA conversions and IRA re-characterizations; provided that the Financial


[SIDENOTE]


FINANCIAL INTERMEDIARIES include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

RETIREMENT AND BENEFIT PLANS include qualified and non-qualified retirement plans, deferred compensation plans and certain other employer sponsored retirement, savings or benefit plans, excluding Individual Retirement Accounts.

Lord Abbett offers a variety of retirement plans. Call 888-522-2388 for information about:

- Traditional, Rollover, Roth and Education IRAs

- Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts

- Defined Contribution Plans

     Intermediary maintaining the account is able to identify the transaction in its records as one of these transactions.

     MONITORING PROCEDURES. There are procedures in place to monitor the purchase, sale and exchange/transfer activity in Fund shares by investors and Financial Intermediaries that place orders on behalf of their clients. The procedures currently are designed to enable us to identify undesirable trading activity based on one or more of the following factors: the number of transactions, purpose, amounts involved, period of time involved, past transactional activity, our knowledge of current market activity, and trading activity in multiple accounts under common ownership, control or influence, among other factors. Other than as described above, Lord Abbett has not adopted a particular rule-set for identifying such excessive short-term trading activity, such as a specific number of transactions in Fund shares within a specified time period. However, as a general matter, Lord Abbett will treat any pattern of purchases and redemptions over a period of time as indicative of excessive short-term trading activity.

     If, based on these monitoring procedures, we believe that an investor is engaging in, or has engaged in, excessive trading or activity indicative of market timing, and the account is not maintained by a Financial Intermediary in an omnibus environment or by a Retirement and Benefit Plan recordkeeper or other agent, we will generally notify the investor to cease all such activity in the account. If the investor fails to do so, we will place a block on all further purchases or exchanges of the Fund's shares in the investor's account and inform the investor to cease all such activity in the account. The investor then has the option of maintaining any existing investment in the Fund, exchanging Fund shares for shares of Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, or redeeming the account. Investors electing to exchange or redeem Fund shares under these circumstances should consider that the transaction may result in tax consequences. As stated above, although we generally notify the investor to cease all activity indicative of market timing prior to placing a block on further purchases or exchanges, we reserve the right to immediately place a block without prior notification.

     While we attempt to apply the efforts described above uniformly in all cases to detect excessive trading and market timing practices, there can be no assurance that we will succeed in identifying all such practices or that some investors will not employ tactics that evade our detection. In addition, although the Distributor encourages Financial Intermediaries to adhere to our policies and procedures when placing orders for their clients through omnibus accounts maintained with the Fund and encourages recordkeepers and other agents for Retirement and Benefit Plans to adhere to such policies and procedures when placing orders on behalf of their plan participants, there can be no assurance that such entities will do so. Moreover, the Distributor's ability to monitor these trades and/or implement the procedures may be severely limited. These circumstances may result in policies and procedures in place at certain Financial Intermediaries and Retirement and Benefit Plans that are less effective at detecting and preventing excessive trading than the policies and procedures adopted by the Distributor and other such entities.

     Omnibus account arrangements are a commonly used means for broker-dealers and other Financial Intermediaries, such as Retirement and Benefit Plan recordkeepers, to hold Fund shares on behalf of investors. A substantial portion of a Fund's shares may be held through omnibus accounts and/or held by Retirement and Benefit Plans. When shares are held in this manner, (1) the Distributor may not have any or complete access to the underlying investor or plan participant account information, and/or (2) the Financial Intermediaries or Retirement and Benefit Plan recordkeepers may be unable to implement or support our procedures. In such cases, the Financial Intermediaries or recordkeepers may be able to implement procedures or supply the

     Distributor with information that differs from that normally used by the Distributor. In such instances, the Distributor will seek to monitor purchase and redemption activity through the overall omnibus account(s) or Retirement and Benefit Plan account(s).

     If we identify activity that may be indicative of excessive short-term trading activity, we will notify the Financial Intermediary, recordkeeper or Retirement and Benefit Plan and request it to provide or review information on individual account transactions so that we or the Financial Intermediary, recordkeeper or Retirement and Benefit Plan may determine if any investors are engaged in excessive or short-term trading activity. If an investor is identified as engaging in undesirable trading activity, we will request that the Financial Intermediary, recordkeeper or Retirement and Benefit Plan take appropriate action to curtail the activity and will work with the relevant party to do so. Such action may include actions similar to those that the Distributor would take, such as placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades on a manual basis, either indefinitely or for a period of time. If we determine that the Financial Intermediary, recordkeeper or Retirement and Benefit Plan has not demonstrated adequately that it has taken appropriate action to curtail the excessive short-term trading, we may consider whether to terminate the relationship.

     WHO MAY INVEST? Class Y shares are currently available in connection with:
     (1) purchases by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor LLC specifically for such purchases;
     (2) purchases by the trustee or custodian under any deferred compensation or pension or profit-sharing plan or payroll deduction IRA established for the benefit of the employees of any company with an account(s) in excess of $10 million managed by Lord Abbett or its sub-advisers on a private-advisory-account basis; or (3) purchases by institutional investors, such as retirement plans ("Plans"), companies, foundations, trusts, endowments and other entities where the total amount of potential investable assets exceeds $50 million, that were not introduced to Lord Abbett by persons associated with a broker or dealer primarily involved in the retail security business. Additional payments may be made by Lord Abbett out of its own resources with respect to certain of these sales.

     HOW MUCH MUST YOU INVEST? You may buy our shares through any independent securities dealer having a sales agreement with Lord Abbett Distributor, our principal underwriter. Place your order with your investment dealer or send the money to the Fund (P.O. Box 219366, Kansas City, Missouri 64121). The minimum initial investment is $1 million, except for (1) certain purchases through Financial Intermediaries that charge a fee for services that include investment advisory or management services, and (2) purchases by Plans meeting the eligibility requirements described in the preceding paragraph, which have no minimum. This offering may be suspended, changed or withdrawn by Lord Abbett Distributor, which reserves the right to reject any order.

     IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT REQUIRED BY THE USA PATRIOT ACT. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions including the Fund to obtain, verify, and record information that identifies each person or entity that opens an account. What this means for you - when you open an account, we will require your name, address, date and place of organization or date of birth, Taxpayer Identification Number or Social Security Number, and we may ask for other information that will allow us to identify you. We also will ask for this information in the case of persons who will be signing on behalf of certain entities that will own the account. We may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your purchase order or account application. Your monies will not be invested until we have all required information. You also should know that we will verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, the Fund reserves the right to reject purchase orders or account applications accompanied by cash, cashier's checks, money orders, bank drafts, traveler's checks, and third party or double-endorsed checks, among others.

     BUYING SHARES THROUGH YOUR DEALER. Orders for shares received by the Fund prior to the close of the NYSE, or received by dealers prior to such close and received by Lord Abbett Distributor prior to the close of its business day, will be confirmed at the NAV effective at such NYSE close. Orders received by dealers after the NYSE closes and received by Lord Abbett Distributor in proper form prior to the close of its next business day are executed at the NAV effective as of the close of the NYSE on that next business day. The dealer is responsible for the timely transmission of orders to Lord Abbett Distributor. A business day is a day on which the NYSE is open for trading.

     BUYING SHARES BY WIRE. To open an account, call 888-666-0022, Institutional Trade Dept., to set up your account and to arrange a wire transaction. Wire to: UMB, N.A., Kansas City, Routing number - 101000695, bank account number: 987800033-3, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the Fund, note Class Y shares and include your new account number and your name. To add to an existing account, wire to: UMB, N.A., Kansas City, routing number - 101000695, bank account number: 987800033-3, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the Fund, note Class Y shares and include your account number and your name.

REDEMPTIONS

     Redemptions of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In the case of redemptions involving Retirement and Benefit Plans, you may be required to provide the Fund with one or more completed forms before your order will be executed. For more information, please call 800-821-5129.

     BY BROKER. Call your investment professional for instructions on how to redeem your shares.

     BY TELEPHONE. To obtain the proceeds of a redemption of less than $50,000 from your account, you or your representative should call the Fund at 800-821-5129.

     BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to redeem and include all necessary signatures.

     Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

     If the signer has any legal capacity (i.e., the authority of an individual to act on behalf of an entity or other person(s)), the signature and capacity must be guaranteed by an ELIGIBLE GUARANTOR. Certain other legal documentation may be required. For more information regarding proper documentation, please call 800-821-5129.


[SIDENOTE]


TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number, and other relevant information. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.

ELIGIBLE GUARANTOR is any broker or bank that is usually a member of the medallion stamp program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.

     A GUARANTEED SIGNATURE is designed to protect you from fraud by verifying your signature. We require a Guaranteed Signature by an Eligible Guarantor on requests for:

     - a redemption check for which you have the legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate or on behalf of a corporation),

     - a redemption check payable to anyone other than the shareholder(s) of record,

     - a redemption check to be mailed to an address other than the address of record,

     - a redemption check payable to a bank other than the bank we have on file, or

     -  a redemption for $50,000 or more.

     BY WIRE. In order to receive funds by wire, our servicing agent must have the wiring instructions on file. To verify that this feature is in place, call 888-666-0022, Institutional Trading Dept. (minimum wire: $1,000). Your wire redemption request must be received by the Fund before the close of the NYSE for money to be wired on the next business day.

     REDEMPTIONS IN KIND. The Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that the Fund would do so except in unusual circumstances. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

DISTRIBUTIONS AND TAXES

     The Fund expects to pay you dividends from its net investment income quarterly and expects to distribute any net capital gains annually as "capital gains distributions." Distributions will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash.


[SIDENOTE]


GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

- In the case of an estate -

  Robert A. Doe
  Executor of the Estate of
  John W. Doe

  [Date]


[SEAL]


- In the case of a corporation -
  ABC Corporation

  Mary B. Doe

  By Mary B. Doe, President
  [Date]


[SEAL]

     The Fund's distributions are taxable to you in the year they are considered received for tax purposes. Distributions of investment income and short-term capital gains are taxable to you as ordinary income; however, certain qualified dividends that the Fund receives and distributes to you may be subject to a reduced tax rate if you meet the holding period and certain other requirements. Distributions of net long-term capital gains are taxable to you as long-term capital gains. This tax treatment of distributions of net long-term capital gains applies regardless of how long you have owned Fund shares or whether distributions are reinvested or paid in cash.

     Except in tax-advantaged accounts, any sale, redemption, or exchange of Fund shares may be taxable to you.

     If you buy shares when the Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

     Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by the Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of such distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

SERVICES FOR FUND INVESTORS

     We offer the following shareholder services:

     TELEPHONE EXCHANGE PRIVILEGE. Class Y shares may be exchanged without a service charge for Class Y shares of any ELIGIBLE FUND among the Lord Abbett-sponsored funds.

     ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.


[SIDENOTE]


EXCHANGE LIMITATIONS. As described under "Your Investment - Purchases," we reserve the right to modify, restrict or reject any exchange request if the Fund or Lord Abbett Distributor determines it is in the best interest of the Fund and its shareholders. The Fund also may revoke the privilege for all shareholders upon 60 days' written notice.

ELIGIBLE FUND. An Eligible Fund is any Lord Abbett-sponsored fund offering Class Y shares.

     HOUSEHOLDING. We have adopted a policy that allows us to send only one copy of the Fund's prospectus, proxy material, Annual Report and Semiannual Report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call us at 800-821-5129 or send a written request with your name, the name of your Fund or Funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219366, Kansas City, MO 64121.

     ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Fund at 800-821-5129.

     REVENUE SHARING AND OTHER PAYMENTS TO DEALERS AND FINANCIAL INTERMEDIARIES. Lord Abbett, Lord Abbett Distributor and the Fund may make certain payments to dealers and other firms authorized to accept orders for Fund shares (collectively, "Dealers").

     Lord Abbett or Lord Abbett Distributor make payments to Dealers in its sole discretion, at its own expense and without cost to the Fund or the Fund's shareholders. The payments may be for:

     -  marketing and/or distribution support for Dealers;

     - the Dealers' and their investment professionals' shareholder servicing efforts;

     - training and education activities for the Dealers, their investment professionals and/or their clients or potential clients;

     - certain information regarding Dealers and their investment professionals;

     - sponsoring or otherwise bearing, in part or in whole, the costs for other meetings of Dealers' investment professionals and/or their clients or potential clients;

     - the purchase of products or services from the Dealers, such as investment research, software tools or data for investment analysis purposes; and/or

     - certain Dealers' costs associated with orders relating to Fund shares ("ticket charges").

     Some of these payments may be referred to as revenue sharing payments. Most of these payments are intended to reimburse Dealers directly or indirectly for the costs that they or their investment professionals incur in connection with educational seminars and training efforts about the Lord Abbett Funds to enable the Dealers and their investment professionals to make recommendations and provide services that are suitable and useful in meeting shareholder needs, as well as to maintain the necessary infrastructure to make the Lord Abbett Funds available to shareholders. The costs and expenses related to these efforts may include travel, lodging, entertainment and meals, among other things. In addition, Lord Abbett Distributor may, for specified periods of time, decide to forgo the portion of any front-end sales charges to which it normally is entitled and allow Dealers to retain the full sales charge for sales of Fund shares. In some instances, these temporary arrangements will be offered only to certain Dealers expected to sell significant amounts of Fund shares.

     Lord Abbett or Lord Abbett Distributor, in its sole discretion, determines the amounts of payments to Dealers, with the exception of purchases of products or services and certain expense reimbursements. Lord Abbett and Lord Abbett Distributor consider many factors in determining the basis or amount of any additional payments to Dealers. The factors include the Dealer's sales, assets and redemption rates relating to Lord Abbett Funds, penetration of Lord Abbett Fund sales among investment professionals within the Dealer, and the potential to expand Lord Abbett's relationship with the Dealer. Lord Abbett and Lord Abbett Distributor also may take into account other business relationships Lord Abbett has with a Dealer, including other Lord Abbett financial products or advisory services sold by or provided to a Dealer or one or more of its affiliates. Based on its analysis of these factors, Lord Abbett groups Dealers into tiers, each of which is associated with a particular maximum amount of revenue sharing payments expressed as a percentage of assets of the Lord Abbett Funds attributable to that particular Dealer. The payments presently range from 0.02% to 0.1% of Lord Abbett Fund assets attributable to the Dealer and/or its investment professionals. The maximum payment limitations may not be inclusive of payments for certain items, such as training and education activities, other meetings, and the purchase of certain products and services from the Dealers. The Dealers within a particular tier may receive different amounts of revenue sharing or may not receive any. Lord Abbett or Lord Abbett Distributor may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any given Fund. In addition, Lord Abbett's formula for calculating revenue sharing payments may be different from the formulas that the Dealers use. Please refer to the Fund's Statement of Additional Information for additional information relating to revenue sharing payments.

     Neither Lord Abbett nor Lord Abbett Distributor makes payments directly to a Dealer's investment professionals, but rather they are made solely to the Dealer itself (with the exception of expense reimbursements related to the attendance of a Dealer's investment professionals at training and education meetings and at other meetings involving the Lord Abbett Funds). The Dealers receiving additional payments include those that may recommend that their clients consider or select the Fund or other Lord Abbett Funds for investment purposes, including those that may include one or more of the Lord Abbett Funds on a "preferred" or "recommended" list of mutual funds. In some circumstances, the payments may create an incentive for a Dealer or its investment professionals to recommend or sell shares of Lord Abbett Funds to a client over shares of other funds. For more specific information about any additional payments, including revenue sharing, made to your Dealer, please contact your investment professional.

     The Fund's portfolio transactions are not used as a form of sales-related compensation to Dealers that sell shares of the Lord Abbett Funds. Lord Abbett places the Fund's portfolio transactions with broker-dealer firms based on the firm's ability to provide the best net results from the transaction to the Fund. To the extent that Lord Abbett determines that a Dealer can provide the Fund with the best net results, Lord Abbett may place the Fund's portfolio transactions with the Dealer even though it sells or has sold shares of the Fund. In no event, however, does or will Lord Abbett give any consideration to a Dealer's sales in deciding which Dealer to choose to execute the Fund's portfolio transactions. Lord Abbett maintains policies and procedures designed to ensure that it places portfolio transactions based on the Fund's receipt of the best net results only. These policies and procedures also permit Lord Abbett to give consideration to proprietary investment research a Dealer may provide to Lord Abbett.

     In addition to the payments from Lord Abbett or Lord Abbett Distributor described above, from time to time, the Lord Abbett Funds may enter into arrangements with and pay fees to Financial Intermediaries that provide recordkeeping services to certain groups of investors in the Lord Abbett Funds, including participants in Retirement and Benefit Plans, investors in mutual fund advisory programs, investors in variable insurance products and clients of Financial Intermediaries that operate in an omnibus environment (collectively, "Investors"). The recordkeeping services typically include:
     (a) establishing and maintaining Investor accounts and records; (b) recording Investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to Investors; (e) furnishing proxy materials, periodic Lord Abbett Fund reports, prospectuses and other communications to Investors as required; (f) transmitting Investor transaction information; and (g) providing information in order to assist the Lord Abbett Funds in their compliance with state securities laws. The fees the Lord Abbett Funds pay: (1) are designed to be equal to or less than the fees the Funds would pay to their transfer agent for similar services; and (2) do not relate to distribution services. The Lord Abbett Funds understand that, in accordance with guidance from the U.S. Department of Labor, Retirement and Benefit Plans, sponsors of qualified retirement plans and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the Retirement and Benefit Plans or the Investors. This may take the form of recordkeepers passing the fees through to their clients or reducing the clients' charges by the amount of fees the recordkeeper receives from mutual funds.

     The Lord Abbett Funds may also pay fees to broker-dealers for networking services. Networking services may include but are not limited to:

     -  establishing and maintaining individual accounts and records;

     -  providing client account statements; and

     -  providing 1099 forms and other tax statements.

     The networking fees that the Lord Abbett Funds pay to broker-dealers normally result in reduced fees to the transfer agent, which would otherwise provide these services.

                                                            LARGE-CAP VALUE FUND

                              FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (decreased) during the period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2005 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.



                                                                  CLASS Y SHARES
                                                       -------------------------------------
                                                           YEAR ENDED 10/31     6/23/2003(a)
                                                       ----------------------        TO
PER SHARE OPERATING PERFORMANCE                          2005          2004      10/31/2003
NET ASSET VALUE, BEGINNING OF PERIOD                   $  11.85      $  10.75     $  10.00
  Unrealized depreciation on investments                                              (.10)
NET ASSET VALUE ON SEC EFFECTIVE DATE, JUNE 30, 2003                              $   9.90
INVESTMENT OPERATIONS:
  Net investment income(b)                                  .17           .13          .04
  Net realized and unrealized gain                          .72          1.05          .81
TOTAL FROM INVESTMENT OPERATIONS                            .89          1.18          .85
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                    (.14)         (.08)          --
  Net realized gain                                        (.16)           --           --
TOTAL DISTRIBUTIONS                                        (.30)         (.08)          --
NET ASSET VALUE, END OF PERIOD                         $  12.44      $  11.85     $  10.75
TOTAL RETURN(c)                                                                      (1.00)%(d)(e)
TOTAL RETURN(c)                                            7.58%        11.09%        8.59%(d)(f)
RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense reductions and
   expenses assumed                                         .60%          .60%         .21%(d)+
  Expenses, excluding expense reductions and
   expenses assumed                                        1.18%         2.24%        7.00%(d)+
  Net investment income                                    1.37%         1.10%         .39%(d)+

                                                              YEAR ENDED        6/23/2003(a)
                                                       ----------------------        TO
SUPPLEMENTAL DATA:                                       2005          2004      10/31/2003
NET ASSETS, END OF PERIOD (000)                        $ 19,576      $  2,043      $    11
PORTFOLIO TURNOVER RATE                                   54.12%        30.53%        8.87%



+    The ratios have been determined on a Fund basis.
(a) Commencement of investment operations; SEC effective date and date shares first became available to the public was 6/30/2003.
(b)  Calculated using average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)  Not annualized.
(e)  Total return for the period 6/23/2003 through 6/30/2003.
(f)  Total return for the period 6/30/2003 through 10/31/2003.

TO OBTAIN INFORMATION:                ADDITIONAL INFORMATION

BY TELEPHONE. For shareholder             More information on each Fund is available
account inquiries call the Fund           free upon request, including the following:
at: 800-821-5129. For literature
requests call the Fund at:                ANNUAL/SEMIANNUAL REPORT
800-874-3733.
                                          The Fund's Annual and Semiannual Reports
BY MAIL. Write to the Fund at:            contain more information about the Fund's
The Lord Abbett Family of Funds           investments and performance. The Annual
90 Hudson Street                          Report also includes details about the
Jersey City, NJ 07302-3973                market conditions and investment strategies
                                          that had a significant effect on the Fund's
VIA THE INTERNET.                         performance during the last fiscal year.
LORD, ABBETT & CO. LLC                    The Reports are available free of charge,
www.LordAbbett.com                        at www.LordAbbett.com, and through other
                                          means, as indicated on the left.
Text only versions of Fund
documents can be viewed online            STATEMENT OF ADDITIONAL INFORMATION ("SAI")
or downloaded from the SEC:
www.sec.gov.                              Provides more details about the Fund and
                                          its policies. A current SAI is on file with
You can also obtain copies by             the Securities and Exchange Commission
visiting the SEC's Public                 ("SEC") and is incorporated by reference
Reference Room in Washington,             (is legally considered part of this
DC (phone 202-942-8090) or                prospectus). Although the SAI is not
by sending your request and a             available at www.LordAbbett.com, the SAI is
duplicating fee to the SEC's              available through other means, generally
Public Reference Section,                 without charge, as indicated on the left.
Washington, DC 20549-0102 or
by sending your request
electronically to
publicinfo@sec.gov.


[LORD ABBETT(R) LOGO]

     Lord Abbett Mutual Fund shares
          are distributed by:
      LORD ABBETT DISTRIBUTOR LLC          Lord Abbett Securities Trust                   LST-LCV-Y-1
           90 Hudson Street                  Lord Abbett Large-Cap Value Fund             (3/06)
  Jersey City, New Jersey 07302-3973

                                       SEC FILE NUMBER: 811-7538

[LORD ABBETT LOGO]

LORD ABBETT
 MICRO-CAP GROWTH FUND
 MICRO-CAP VALUE FUND


                                                                        MARCH 1,
                                                                            2006


                                                                      PROSPECTUS

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CLASS A SHARES OF THE FUNDS ARE NEITHER OFFERED TO THE GENERAL PUBLIC NOR ARE AVAILABLE IN ALL STATES. PLEASE CALL 800-821-5129 FOR FURTHER INFORMATION.

                                TABLE OF CONTENTS


                                                                          PAGE
                      THE FUNDS

        Information about   Micro-Cap Growth Fund                          2
      the goal, principal   Micro-Cap Value Fund                           8
    strategy, main risks,   Additional Investment Information              14
        performance, fees   Management                                     16
             and expenses

                   YOUR INVESTMENT

          Information for   Purchases                                      18
                 managing   Sales Compensation                             31
                your Fund   Opening Your Account                           37
                  account   Redemptions                                    39
                            Distributions and Taxes                        40
                            Services For Fund Investors                    41

                FINANCIAL INFORMATION

     Financial Highlights   Micro-Cap Growth Fund                          44
                            Micro-Cap Value Fund                           45

               ADDITIONAL INFORMATION

        How to learn more   Back Cover
      about the Funds and
        other Lord Abbett
                    Funds

                                                           MICRO-CAP GROWTH FUND

                                   THE FUNDS

GOAL

     The Fund's investment objective is long-term capital appreciation.

PRINCIPAL STRATEGY


     To pursue this goal, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of micro-cap companies. The Fund will provide shareholders with at least 60 days notice of any change in this 80% policy. A micro-cap company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies included in the Russell Micro-Cap Index, a widely-available benchmark for micro-cap stock performance. As of May 31, 2006, the market capitalization range of the Russell Micro-Cap Index was $54.8 million to $539.5 million. This range may vary in response to changes in the markets. Micro-cap companies represent the smallest sector of companies based on market capitalization. Normally, micro-cap companies are in their earliest stages of development and may offer unique products, services or technologies or may serve special or rapidly expanding niches. Equity securities may include common stocks, preferred stocks, convertible securities, warrants and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.


     We use fundamental analysis to look for micro-cap companies that appear to have the potential for more rapid growth than the overall economy. The Fund evaluates companies based on an analysis of their financial statements, products and operations, market sectors and interviews with management.

     This Fund is intended for investors who are willing to withstand the risk of short-term price fluctuations in exchange for attractive potential long-term returns.

[SIDENOTE]

--------------------------------------------------------------------------------
WE OR THE FUND OR MICRO-CAP GROWTH FUND refers to the Lord Abbett Micro-Cap Growth Fund, a portfolio or series of Lord Abbett Securities Trust (the "Trust").

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

MICRO-CAP STOCKS are not traded in the volume typical of stocks listed on a national securities exchange. As a result, they may be less liquid. That means the Fund could have difficulty selling a micro-cap stock at an acceptable price, especially in periods of market volatility. This increases the potential for loss.

GROWTH STOCKS generally exhibit faster-than-average gains in earnings and are expected to continue profit growth at a high level. They tend to be more volatile than slower-growing value stocks.

                                                           MICRO-CAP GROWTH FUND

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with MICRO-CAP and GROWTH STOCKS. The value of your investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests.

     The Fund has particular risks associated with growth stocks. Different types of stocks shift in and out of favor depending on market and economic conditions. Growth stocks tend to be more volatile than other stocks. In addition, if the Fund's assessment of a company's potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market.

     Investing in micro-cap companies generally involves greater risks than investing in the stocks of larger companies. Micro-cap companies may be less able to weather economic shifts or other adverse developments than larger, more established companies. They may have less experienced management and unproven track records. They may rely on limited product lines and have more limited financial resources. These factors may make them more susceptible to setbacks or economic downturns. In addition, micro-cap company stocks tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. In addition, there may be less liquidity in micro-cap company stocks, subjecting them to greater price fluctuations than larger company stocks.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

                                                           MICRO-CAP GROWTH FUND

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. Performance for the Fund's other share classes will vary due to the different expenses each class bears.


[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) -- CLASS A SHARES
--------------------------------------------------------------------------------

2001     +17.0%
2002     -31.0%
2003     +49.3%
2004     +25.9%
2005      +2.6%

BEST QUARTER 4th Q '01     +29.3%
WORST QUARTER 3rd Q '02    -21.8%

================================================================================

     The table below shows how the average annual total returns of the Fund's Class A shares compare to those of two broad-based securities market indices. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

     The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                                                           MICRO-CAP GROWTH FUND

================================================================================

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2005

--------------------------------------------------------------------------------


                                                                           LIFE OF
                                                 1 YEAR         5 YEARS    FUND(1)
Class A Shares
Return Before Taxes                                -3.36%          7.98%       0.28%
Return After Taxes
 on Distributions                                  -6.01%          7.28%      -1.42%
Return After Taxes
 on Distributions and
 Sales of Fund Shares                              -0.41%          6.74%      -0.62%
Center for Research
 Security Prices Index
 "CRSP 9-10 Index"(2)                               3.46%         19.90%      13.38%
Russell 2000(R) Growth Index                        4.15%          2.28%      -2.15%
Russell Micro-Cap Index                             2.57%         13.95%        N/A



(1)  The date of commencement of operations for Class A shares is 5/1/00.

(2) The Fund will be removing the CRSP 9-10 Index because the Fund believes that the CRSP 9-10 Index is not as widely available to the public as the Russell 2000(R) Growth Index.


[SIDENOTE]


The Return After Taxes on Distributions for a period may be the same or better as the Return Before Taxes for the same period if there are no distributions or if the distributions are small. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

                                                           MICRO-CAP GROWTH FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                                                           CLASS A
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales
Charge on Purchases
 (as a % of offering price)                                                   5.75%(1)
Maximum Deferred
Sales Charge
 (See "Purchases")(2)                                                         none(3)
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees
 (See "Management")                                                           1.50%
Distribution and Service
 (12b-1) Fees(4)                                                              0.25%
Other Expenses                                                                0.76%
Total Annual Fund Operating Expenses                                          2.51%
Expense Reimbursement(5)                                                     (0.41)%
Net Expenses(5)                                                               2.10%


(1) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."

(2) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(3) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 12 months (24 months if shares were purchased prior to November 1, 2004) following certain purchases made without a sales charge.

(4) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.


(5) For the fiscal year ending October 31, 2006, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses to the extent necessary to maintain Class A Net Expenses at an aggregate rate of 2.10% of average daily net assets attributable to Class A shares.


[SIDENOTE]

MANAGEMENT FEES are payable to Lord, Abbett & Co. LLC ("Lord Abbett") for the Fund's investment management.

12b-1 FEES are incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                           MICRO-CAP GROWTH FUND

================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS                  1 YEAR     3 YEARS    5 YEARS   10 YEARS
Class A Shares               $   776    $ 1,275    $ 1,799   $  3,228


You would have paid the following expenses if you did not redeem your shares.


                             1 YEAR     3 YEARS    5 YEARS   10 YEARS
Class A Shares               $   776    $ 1,275    $ 1,799   $  3,228

                                                            MICRO-CAP VALUE FUND

GOAL

     The Fund's investment objective is long-term capital appreciation.

PRINCIPAL STRATEGY


     To pursue this goal, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of micro-cap companies. The Fund will provide shareholders with at least 60 days notice of any change in this 80% policy. A micro-cap company is a company having a market capitalization range of companies in the Russell Micro-Cap Index, a widely-available benchmark for micro-cap stock performance. As of July 1, 2005, the market capitalization
     range of the Russell Micro-Cap Index was $      million to $      billion.
     This range may vary in response to changes in the markets. Micro-cap companies represent the smallest sector of companies based on market capitalization. Micro-cap companies may be in their earliest stages of development and may offer unique products, services or technologies or may serve special or rapidly expanding niches. Equity securities may include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.


     We use fundamental analysis to look for micro-cap companies that appear to be undervalued. The Fund considers a stock undervalued if, in our view, its price does not reflect its potential worth. Because of their smaller size and low level of trading, MICRO-CAP STOCKS are often overlooked or not closely followed by investors. The Fund will invest in companies that appear to have good prospects for improvement in earnings trends, asset values, or other positive attributes, which we believe to be important factors in determining the future market valuation for the company's stock. The Fund evaluates companies based on an analysis of their financial statements, products and operations, market sectors and interviews with management.

     This Fund is intended for investors who are willing to withstand the risk of short-term price fluctuations in exchange for attractive potential long-term returns.

[SIDENOTE]

--------------------------------------------------------------------------------
WE OR THE FUND OR MICRO-CAP VALUE FUND refers to the Lord Abbett Micro-Cap Value Fund, a portfolio or series of Lord Abbett Securities Trust (the "Trust").

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

MICRO-CAP STOCKS are not traded in the volume typical of stocks listed on a national securities exchange. As a result, they may be less liquid. That means the Fund could have difficulty selling a micro-cap stock at an acceptable price, especially in periods of market volatility. This increases the potential for loss.

                                                            MICRO-CAP VALUE FUND

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with micro-cap and VALUE STOCKS. The value of your investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests.

     The Fund has particular risks associated with value stocks. Different types of stocks shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market.

     Investing in micro-cap companies generally involves greater risks than investing in the stocks of larger companies. Micro-cap companies may be less able to weather economic shifts or other adverse developments than larger, more established companies. They may have less experienced management and unproven track records. They may rely on limited product lines and have more limited financial resources. These factors may make them more susceptible to setbacks or economic downturns. In addition, micro-cap company stocks tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. In addition, there may be less liquidity in micro-cap company stocks, subjecting them to greater price fluctuations than larger company stocks.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

[SIDENOTE]

VALUE STOCKS are stocks of companies which we believe the market undervalues according to certain financial measurements of their intrinsic worth or business prospects.

                                                            MICRO-CAP VALUE FUND

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.

[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) -- CLASS A SHARES
--------------------------------------------------------------------------------

2001     +27.4%
2002      -3.8%
2003     +46.2%
2004     +25.0%
2005     +17.3%

BEST QUARTER 2nd Q '03     +26.2%
WORST QUARTER 3rd Q '02    -18.0%

================================================================================

     The table below shows how the average annual total returns of the Fund's Class A shares compare to those of two broad-based securities market indices. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

     The after-tax returns for Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                                                            MICRO-CAP VALUE FUND

================================================================================

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2005

--------------------------------------------------------------------------------


                                                                           LIFE OF
                                                 1 YEAR         5 YEARS    FUND(1)
Class A Shares
Return Before Taxes                                10.49%         19.88%      22.18%
Return After Taxes
 On Distributions                                   8.52%         17.88%      19.14%
Return After Taxes
 On Distributions and
 Sales of Fund Shares                               9.24%         16.72%      18.02%
Center for Research
 Security Prices Index
 "CRSP 9-10 Index"(2)                               3.46%         19.90%      13.38%
Russell 2000(R) Value
 Index                                              4.71%         13.55%      15.10%
Russell Micro-Cap Index                             2.57%         13.95%        N/A


(1)  The date of commencement of operations for Class A shares is 5/1/00.


(2) The Fund will be removing the CRSP 9-10 Index because the Fund believes that the CRSP 9-10 Index is not as widely available to the public as the Russell 2000(R) Value Index.


[SIDENOTE]


The Return After Taxes on Distributions for a period may be the same or better as the Return Before Taxes for the same period if there are no distributions or if the distributions are small. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

                                                            MICRO-CAP VALUE FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                                                     CLASS A
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales
Charge on Purchases
 (as a % of offering price)(1)                                          5.75%
Maximum Deferred
Sales Charge
 (See "Purchases")(2)                                                   none(3)
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees
 (See "Management")                                                     1.50%
Distribution and Service
 (12b-1) Fees(4)                                                        0.25%
Other Expenses                                                          0.60%
Total Annual Fund Operating Expenses                                    2.35%
Expense Reimbursement(5)                                               (0.25)%
Net Expenses(5)                                                         2.10%


(1) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."

(2) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(3) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made 12 months (24 months if shares were purchased prior to November 1, 2004) following certain purchases made without a sales charge.

(4) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.


(5) For the fiscal year ending October 31, 2006, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses to the extent necessary to maintain Class A Net Expenses at an aggregate rate of 2.10% of average daily net assets attributable to Class A shares.


[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

12b-1 FEES are incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                            MICRO-CAP VALUE FUND

================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS                  1 YEAR     3 YEARS    5 YEARS   10 YEARS
Class A Shares              $   776    $  1,244   $  1,737   $  3,089


You would have paid the following expenses if you did not redeem your shares.


SHARE CLASS                  1 YEAR     3 YEARS    5 YEARS   10 YEARS
Class A Shares              $   776    $  1,244   $  1,737   $  3,089

ADDITIONAL INVESTMENT INFORMATION

     This section describes some investment techniques used by each Fund and some of the risks associated with those techniques.

     ADJUSTING INVESTMENT EXPOSURE. Each Fund will be subject to the risks associated with investments. Each Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices and other factors. For example, a Fund may seek to hedge against certain market risks. These strategies may involve effecting transactions in derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants, and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with a Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed, and could produce disproportionate gains or losses.

     DEPOSITARY RECEIPTS. Each Fund may invest in American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information, and other risks. Although each of the Funds may not invest more than 10% of its net assets in foreign securities, ADRs are not subject to this limitation.

     TEMPORARY DEFENSIVE INVESTMENTS. At times each Fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities may include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by cash and obligations of the U.S. Government and its agencies and instrumentalities. These investments could reduce the benefit from any upswing in the market and prevent a Fund from achieving its investment objective.

     INFORMATION ON PORTFOLIO HOLDINGS. The Funds' Annual and semiannual Reports, which are sent to shareholders and filed with the Securities and Exchange Commission ("SEC"), contain information about the Funds' portfolio holdings, including a complete schedule of holdings. The Funds also file their complete schedule of portfolio holdings with the SEC on Form N-Q as of the end of their first and third fiscal quarters.

     In addition, on or about the first day of the second month following each calendar quarter-end, the Funds make publicly available a complete schedule of their portfolio holdings as of the last day of each such quarter. The Funds also may make publicly available Fund portfolio commentaries or fact sheets containing a discussion of select portfolio holdings and a list of up to the ten largest portfolio positions, among other things, and/or portfolio attribution information within thirty days following the end of each calendar quarter for which such information is made available. This information will remain available until the schedule, commentary, fact sheet or performance attribution information for the next quarter is publicly available. You may view this information for the most recently ended calendar quarter or month at www.LordAbbett.com or request a copy at no charge by calling Lord Abbett at 800-821-5129.

     For more information on the Funds' policies and procedures with respect to the disclosure of their portfolio holdings and ongoing arrangements to make available such information on a selective basis to certain third parties, please see "Investment Policies - Policies and Procedures Governing the Disclosure of Portfolio Holdings" in the Statement of Additional Information.

MANAGEMENT

     BOARD OF TRUSTEES. The Board oversees the management of the business and affairs of the Funds. The Board meets regularly to review the Funds' portfolio investments, performance, expenses, and operations. The Board appoints officers who are responsible for the day-to-day operations of the Funds and who execute policies authorized by the Board. More than 75 percent of the members of the Board are independent of Lord Abbett.


     INVESTMENT ADVISER. The Funds' investment adviser is Lord, Abbett & Co. LLC, located at 90 Hudson St., Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $101 billion in 54 mutual funds and other advisory accounts as of December 30, 2005.


     Lord Abbett is entitled to an annual management fee based on each Fund's average daily net assets. Each fee is calculated daily and payable monthly. The annual rate is 1.5% of each Fund's average daily net assets.

     In addition, Lord Abbett provides certain administrative services to each Fund for a fee at an annual rate of .04 of 1% of each Fund's average daily net assets. Each Fund pays all expenses not expressly assumed by Lord Abbett. For more information about the services Lord Abbett provides to the Funds, see the Statement of Additional Information.


     Each year in December the Board considers whether to approve the continuation of the existing management and administrative services agreements between the Funds and Lord Abbett. A discussion regarding the basis for the Board's approval will be available in the Funds'

     Semiannual Report to Shareholders for the six-month period ending April 30, 2006.

     INVESTMENT MANAGERS. Lord Abbett uses a team of investment managers and analysts acting together to manage each Fund's investments. The Statement of Additional Information contains additional information about the managers' compensation, other accounts managed by them and their ownership of the Funds' shares.

     MICRO-CAP GROWTH FUND. Lesley-Jane Dixon, Partner and Investment Manager, heads the Fund's team and is primarily responsible for the day-to-day management of the Fund. Ms. Dixon joined Lord Abbett in 1995.

     MICRO-CAP VALUE FUND. Gerard S.E. Heffernan, Jr., heads the Fund's team and is primarily responsible for the day-to-day management of the Fund; the other senior member is Robert P. Fetch. Mr. Heffernan, Partner and Investment Manager, joined Lord Abbett in 1998. Mr. Fetch, Partner and Small-Cap Value Senior Investment Manager, joined Lord Abbett in 1996.

                                YOUR INVESTMENT

PURCHASES

     As of the date of this Prospectus, the Funds offer Class A shares only to employees, partners, officers, directors or trustees of Lord Abbett-sponsored funds; the spouses and children under the age of 21 of such persons; retired persons who formerly held such positions; and trusts and foundations established by any of such persons. These are the only individuals who are eligible Purchasers (as defined below) with respect to Class A shares of the Funds. Eligible Purchasers may purchase shares at the net asset value ("NAV") per share determined after we receive your purchase order submitted in proper form. We will not consider an order to be in proper form until we have certain identifying information required under applicable law. For more information, see "Opening Your Account." In the future, Class A shares may be offered to other investors in which case a front-end sales charge normally will be added to the NAV as described below.


     We reserve the right to modify, restrict or reject any purchase order or exchange request if a Fund or LORD ABBETT DISTRIBUTOR LLC determines that it is in the best interest of the Fund and its shareholders. All purchase orders are subject to our acceptance.


     PRICING OF SHARES. NAV per share for Fund shares is calculated, under normal circumstances, each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after a Fund receives your order in proper form. Assuming they are in proper form, purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day's NAV; orders placed after the close of trading on the NYSE will receive the next day's NAV.

[SIDENOTE]


LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor" or the "Distributor") acts as agent for the Funds to work with investment professionals that buy and/or sell shares of the Funds on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

     In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques, and reflect the mean between the bid and asked prices. Unlisted fixed income securities having remaining maturities of 60 days or less are valued at their amortized cost.

     Securities for which prices or market quotations are not available, do not accurately reflect fair value in Lord Abbett's opinion, or have been materially affected by events occurring after the close of the market on which the security is principally traded are valued under fair value procedures approved by the Funds' Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, demand for a security (as reflected by its trading volume) is insufficient calling into question the reliability of the quoted price, or the security is relatively illiquid. Each Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. A Fund's use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.

     EXCESSIVE TRADING AND MARKET TIMING. Each Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices may disrupt management of a Fund, raise its expenses, and harm long-term shareholders. Volatility resulting from excessive trading may cause a Fund difficulty in implementing long-term investment strategies because it cannot anticipate the amount of cash it will have to invest. Each Fund may be forced to sell portfolio securities at disadvantageous times to raise cash to allow for such excessive trading. This, in turn, could increase tax, administrative and other costs and adversely impact the Fund's performance.

     To the extent a Fund invests in foreign securities, the Fund may be particularly susceptible to excessive trading because many foreign markets close hours before the Fund values its portfolio holdings. This may allow significant events, including broad market moves, to occur in the interim, potentially affecting the values of foreign securities held by the Fund. The time zone differences among foreign markets may allow a shareholder to exploit differences in the Fund's share prices that are based on closing prices of foreign securities determined before the Fund calculates its NAV per share (known as "time zone arbitrage"). To the extent a Fund invests in securities that are thinly traded or relatively illiquid, the Fund may be particularly susceptible to excessive trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in short-term trading to take advantage of these pricing differences (known as "price arbitrage"). Each Fund has adopted fair value procedures designed to adjust closing market prices of these types of securities to reflect what is believed to be their fair value at the time the Fund calculates its NAV per share. While there is no assurance, each Fund expects that the use of fair value pricing will reduce a shareholder's ability to engage in time zone arbitrage and price arbitrage to the detriment of other Fund shareholders. For more information about these procedures, see "Your Investment - Purchases - Pricing of Shares" above.

     Each Fund's Board has adopted additional policies and procedures that are designed to prevent or stop excessive short-term trading and market timing ("frequent trading"). We also have longstanding procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and FINANCIAL INTERMEDIARIES that place orders on behalf of their clients. A Fund may modify its frequent trading policy and monitoring procedures, which are described below, from time to time without notice as and when deemed appropriate to enhance protection of a Fund and its shareholders.

     FREQUENT TRADING POLICY. Under the frequent trading policy, any Lord Abbett Fund shareholder redeeming Fund shares valued at $5,000 or more (other than shares of Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund) will be prohibited from investing in the Funds for 30 calendar days after the redemption. The policy applies to all redemptions and investments that are part of an exchange transaction or transfer of assets, but does not apply to certain other transactions described below. The frequent trading policy will not apply to redemptions by shareholders whose shares are held in an account maintained by a Financial Intermediary in an omnibus environment unless and until such time that the Financial Intermediary has the ability to implement the policy or substantially similar protective measures. The Distributor will encourage Financial Intermediaries to adopt such procedures. Certain types of investments will not be blocked and certain types of redemptions will not trigger a subsequent purchase block, including: (1) systematic purchases and redemptions, such as purchases made through reinvestment of dividends or other distributions, or certain automatic or systematic investment, exchange or withdrawal plans (such as payroll deduction plans, and the Funds' Invest-A-Matic


[SIDENOTE]


FINANCIAL INTERMEDIARIES include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

     and Systematic Withdrawal Plans); (2) RETIREMENT AND BENEFIT PLAN contributions, loans and distributions; and (3) purchase transactions involving certain transfers of assets, rollovers, Roth IRA conversions and IRA re-characterizations; provided that the Financial Intermediary maintaining the account is able to identify the transaction in its records as one of these transactions.

     MONITORING PROCEDURES. There are procedures in place to monitor the purchase, sale and exchange/transfer activity in Fund shares by investors and Financial Intermediaries that place orders on behalf of their clients. The procedures currently are designed to enable us to identify undesirable trading activity based on one or more of the following factors: the number of transactions, purpose, amounts involved, period of time involved, past transactional activity, our knowledge of current market activity, and trading activity in multiple accounts under common ownership, control or influence, among other factors. Other than as described above, Lord Abbett has not adopted a particular rule-set for identifying such excessive short-term trading activity, such as a specific number of transactions in Fund shares within a specified time period. However, as a general matter, Lord Abbett will treat any pattern of purchases and redemptions over a period of time as indicative of excessive short-term trading activity.

     If, based on these monitoring procedures, we believe that an investor is engaging in, or has engaged in, excessive trading or activity indicative of market timing, and the account is not maintained by a Financial Intermediary in an omnibus environment or by a Retirement and Benefit Plan recordkeeper or other agent, we will generally notify the investor to cease all such activity in the account. If the investor fails to do so, we will place a block on all further purchases or exchanges of the Funds' shares in the investor's account and inform the investor to cease all such activity in the account. The investor then has the option of maintaining any existing investment in the Funds, exchanging Fund shares for shares of Lord Abbett


[SIDENOTE]


RETIREMENT AND BENEFIT PLANS include qualified and non-qualified retirement plans, deferred compensation plans and certain other employer sponsored retirement, savings or benefit plans, excluding Individual Retirement Accounts.

Lord Abbett offers a variety of retirement plans. Call 888-522-2388 for information about:

-  Traditional, Rollover, Roth and Education IRAs

-  Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts

-  Defined Contribution Plans

     U.S. Government & Government Sponsored Enterprises Money Market Fund, or redeeming the account. Investors electing to exchange or redeem Fund shares under these circumstances should consider that the transaction may be subject to a contingent deferred sales charge ("CDSC") or result in tax consequences. As stated above, although we generally notify the investor to cease all activity indicative of market timing prior to placing a block on further purchases or exchanges, we reserve the right to immediately place a block without prior notification.

     While we attempt to apply the efforts described above uniformly in all cases to detect excessive trading and market timing practices, there can be no assurance that we will succeed in identifying all such practices or that some investors will not employ tactics that evade our detection. In addition, although the Distributor encourages Financial Intermediaries to adhere to our policies and procedures when placing orders for their clients through omnibus accounts maintained with the Funds and encourages recordkeepers and other agents for Retirement and Benefit Plans to adhere to such policies and procedures when placing orders on behalf of their plan participants, there can be no assurance that such entities will do so. Moreover, the Distributor's ability to monitor these trades and/or implement the procedures may be severely limited. These circumstances may result in policies and procedures in place at certain Financial Intermediaries and Retirement and Benefit Plans that are less effective at detecting and preventing excessive trading than the policies and procedures adopted by the Distributor and other such entities.

     Omnibus account arrangements are a commonly used means for broker-dealers and other Financial Intermediaries, such as Retirement and Benefit Plan recordkeepers, to hold Fund shares on behalf of investors. A substantial portion of a Fund's shares may be held through omnibus accounts and/or held by Retirement and Benefit Plans. When shares are held in this manner,

     (1) the Distributor may not have any or complete access to the underlying investor or plan participant account information, and/or (2) the Financial Intermediaries or Retirement and Benefit Plan recordkeepers may be unable to implement or support our procedures. In such cases, the Financial Intermediaries or recordkeepers may be able to implement procedures or supply the Distributor with information that differs from that normally used by the Distributor. In such instances, the Distributor will seek to monitor purchase and redemption activity through the overall omnibus account(s) or Retirement and Benefit Plan account(s).

     If we identify activity that may be indicative of excessive short-term trading activity, we will notify the Financial Intermediary, recordkeeper or Retirement and Benefit Plan and request it to provide or review information on individual account transactions so that we or the Financial Intermediary, recordkeeper or Retirement and Benefit Plan may determine if any investors are engaged in excessive or short-term trading activity. If an investor is identified as engaging in undesirable trading activity, we will request that the Financial Intermediary, recordkeeper or Retirement and Benefit Plan take appropriate action to curtail the activity and will work with the relevant party to do so. Such action may include actions similar to those that the Distributor would take, such as placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades on a manual basis, either indefinitely or for a period of time. If we determine that the Financial Intermediary, recordkeeper or Retirement and Benefit Plan has not demonstrated adequately that it has taken appropriate action to curtail the excessive short-term trading, we may consider whether to terminate the relationship. The nature of these relationships also may inhibit or prevent the Distributor or the Funds from assuring the uniform assessment of CDSCs on investors, even though Financial Intermediaries operating in omnibus environments or

     Retirement and Benefit Plan recordkeepers have agreed to assess the CDSCs or assist the Distributor or the Funds in assessing them.


================================================================================

FRONT-END SALES CHARGES - CLASS A SHARES

--------------------------------------------------------------------------------

                                                                   MAXIMUM
                                                    TO COMPUTE    DEALER'S
                              AS A        AS A       OFFERING    CONCESSION
                              % OF        % OF         PRICE       (% OF
                            OFFERING      YOUR        DIVIDE      OFFERING
YOUR INVESTMENT              PRICE     INVESTMENT     NAV BY       PRICE)
---------------------------------------------------------------------------
Less than $50,000             5.75%       6.10%        .9425        5.00%
$50,000 to $99,999            4.75%       4.99%        .9525        4.00%
$100,000 to $249,999          3.95%       4.11%        .9605        3.25%
$250,000 to $499,999          2.75%       2.83%        .9725        2.25%
$500,000 to $999,999          1.95%       1.99%        .9805        1.75%
$1,000,000 and over         No Sales
                             Charge                   1.0000            +

+ See "Dealer Concessions Class A Share Purchases without a Front-End Sales Charge."

Note: The above percentages may vary for particular investors due to rounding.


     REDUCING YOUR CLASS A SHARE FRONT-END SALES CHARGES. As indicated in the above chart, you may purchase Class A shares at a discount if you qualify under the circumstances outlined below. To receive a reduced front-end sales charge, you must let the Funds or your Financial Intermediary know at the time of your purchase of Fund shares that you believe you qualify for a discount. If you or a related party have holdings of ELIGIBLE FUNDS in other accounts with your Financial Intermediary or with other Financial Intermediaries that may be combined with your current purchases in determining the sales charge as described below, you must let the Funds or your Financial Intermediary know. You may be asked to provide supporting account statements or other information to allow us or your Financial Intermediary to verify your eligibility for a discount. If you or your Financial Intermediary do not notify the Funds or provide the requested information, you may not receive the reduced sales charge for which you otherwise qualify. Class A shares may be purchased at


[SIDENOTE]

PLEASE INFORM THE FUNDS OR YOUR FINANCIAL INTERMEDIARY AT THE TIME OF YOUR PURCHASE OF FUND SHARES IF YOU BELIEVE YOU QUALIFY FOR A REDUCED FRONT-END SALES CHARGE.

ELIGIBLE FUND. An "Eligible Fund" is any Lord Abbett-sponsored fund except for
(1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such fund is not offered for sale; (2) Lord Abbett Series Fund, Inc.; (3) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett-sponsored funds); and (4) any other fund the shares of which are not available to the investor at the time of the transaction due to a limitation on the offering of the fund's shares. An Eligible Fund also is any Authorized Institution's affiliated money market fund meeting criteria set by Lord Abbett Distributor as to certain omnibus account and other criteria.

     a discount if you qualify under either of the following conditions:


     - RIGHTS OF ACCUMULATION - A Purchaser may combine the value at the current public offering price of Class A, B, C, and P shares of any Eligible Fund already owned with a new purchase of Class A shares of any Eligible Fund in order to reduce the sales charge on the new purchase.

     - LETTER OF INTENTION - A Purchaser may combine purchases of Class A, B, C, and P shares of any Eligible Fund the Purchaser intends to make over a 13-month period in determining the applicable sales charge. Current holdings under Rights of Accumulation may be included in a Letter of Intention. Shares purchased through reinvestment of dividends or distributions are not included. A Letter of Intention may be backdated up to 90 days.

     The term "Purchaser" includes: (1) an individual; (2) an individual, his or her spouse, and children under the age of 21; (3) a Retirement and Benefit Plan including a 401(k) plan, profit-sharing plan, money purchase plan, defined benefit plan, SIMPLE IRA plan, SEP IRA plan, and 457(b) plan sponsored by a governmental entity, non-profit organization, school district or church to which employer contributions are made; or (4) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account. An individual may include under item (1) his or her holdings in Eligible Funds as described above in Individual Retirement Accounts ("IRAs"), as a sole participant of a Retirement and Benefit Plan sponsored by the individual's business, and as a participant in a 403(b) plan to which only pre-tax salary deferrals are made. An individual and his or her spouse may include under item (2) their holdings in IRAs, and as the sole participants in Retirement and Benefit Plans sponsored by a business owned by either or both of them. A Retirement and Benefit Plan under item
     (3) includes all qualified Retirement and Benefit Plans of a single employer and its consolidated subsidiaries, and all qualified Retirement and Benefit Plans of multiple employers registered in the name of a single bank trustee. A Purchaser may include holdings of Class A, B, C, and P shares of Eligible Funds as described above in accounts with Financial Intermediaries for purposes of calculating the front-end sales charges.

     FOR MORE INFORMATION ON ELIGIBILITY FOR THESE PRIVILEGES, READ THE APPLICABLE SECTIONS IN THE APPLICATION AND THE STATEMENT OF ADDITIONAL INFORMATION. THIS INFORMATION ALSO IS AVAILABLE UNDER "LORD ABBETT FUNDS" AT www.LordAbbett.com OR BY CALLING LORD ABBETT AT 800-821-5129 (AT NO CHARGE).

     CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Class A shares may be purchased without a front-end sales charge under any of the following conditions:

     -  purchases of $1 million or more, *

     - purchases by Retirement and Benefit Plans with at least 100 eligible employees,*

     - purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such purchases, *

     - purchases made with dividends and distributions on Class A shares of another Eligible Fund,

     - purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for Class A shares,

     - purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,

     - purchases made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services (including so-called "mutual fund wrap account programs"), provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such purchases,

     - purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,

     - purchases by each Lord Abbett-sponsored fund's Directors or Trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers), or

     - purchases through a broker-dealer for clients that participate in an arrangement with the broker-dealer under which the client pays the broker-dealer a fee based on the total asset value of the client's account for all or a specified number of securities transactions, including purchases of mutual fund shares, in the account during a certain period.

     SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR A LISTING OF OTHER CATEGORIES OF PURCHASERS THAT QUALIFY FOR CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE.


     * THESE CATEGORIES MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE ("CDSC").


     DEALER CONCESSIONS ON CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Except as otherwise set forth in the following paragraphs, Lord Abbett Distributor may pay Dealers distribution-related compensation (i.e., concessions) according to the Schedule set forth below under the following circumstances:

     -  purchases of $1 million or more,

     - purchases by Retirement and Benefit Plans with at least 100 eligible employees, or

     - purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans in connection with multiple fund family recordkeeping platforms and have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such purchases ("Alliance Arrangements").

     Dealers receive concessions described below on purchases made within a 12-month period beginning with the first NAV purchase of Class A shares for the account. The concession rate resets on each anniversary date of the initial NAV purchase, provided that the account continues to qualify for treatment at NAV. Current holdings of Class B, C, and P shares will be included for purposes of calculating the breakpoints in the Schedule below and the amount of the concessions payable with respect to the Class A shares investment. Concessions may not be paid with respect to Alliance Arrangements unless Lord Abbett Distributor can monitor the applicability of the CDSC. In addition, if a Financial Intermediary decides to waive receipt of the concession, any CDSC that might otherwise have applied to any such purchase will be waived.

     Financial Intermediaries should contact Lord Abbett Distributor for more complete information on the commission structure.


================================================================================
DEALER CONCESSION SCHEDULE - CLASS A SHARES
(FOR CERTAIN PURCHASES WITHOUT A FRONT-END SALES CHARGE)
--------------------------------------------------------------------------------

The dealer concession received is based on the amount of the Class A share investment as follows:

                              FRONT-END
CLASS A INVESTMENTS           SALES CHARGE*    DEALER'S CONCESSION
------------------------------------------------------------------
First $5 million              None              1.00%
Next $5 million above that    None              0.55%
Next $40 million above that   None              0.50%
Over $50 million              None              0.25%


* Class A shares purchased without a sales charge will be subject to a 1% CDSC if they are redeemed on or before the 12th month (24th month if shares were purchased prior to November 1, 2004) after the month in which the shares were initially purchased. For Alliance Arrangements involving Financial Intermediaries offering multiple fund families to Retirement or Benefit Plans, the CDSC normally will be collected only when a Plan effects a complete redemption of all or substantially all shares of all Lord Abbett-sponsored funds in which the Plan is invested.

================================================================================
CONTINGENT DEFERRED SALES CHARGE (CDSC)
--------------------------------------------------------------------------------

A CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are redeemed, whichever is lower. In addition, repayment of loans under Retirement and Benefit Plans will constitute new sales for purposes of assessing the CDSC.

To minimize the amount of any CDSC, the Fund redeems shares in the following order:

  1. shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)

  2. shares held for six years or more (Class B), or one year or more after the month of purchase (two years or more after the month of purchase if shares were purchased prior to November 1, 2004) (Class A), or one year or more (Class C)

  3. shares held the longest before the sixth anniversary of their purchase (Class B), or before the first anniversary after the month of their purchase (second anniversary after the month of their purchase if shares were purchased prior to November 1, 2004) (Class A) or before the first anniversary of their purchase (Class C)

     CLASS A SHARE CDSC. If you buy Class A shares of a Fund under one of the starred (*) categories listed above or if you acquire Class A shares in exchange for Class A shares of another Lord Abbett-sponsored fund subject to a CDSC and you redeem any of the Class A shares on or before the 12th month (24th month if shares were purchased prior to November 1, 2004) after the month in which you initially purchased those shares, a CDSC of 1% normally will be collected.

     The Class A share CDSC generally will not be assessed under the following circumstances:


     - benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service, or any excess distribution under Retirement and Benefit Plans (documentation may be required)


     - redemptions by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Funds and/or Lord Abbett Distributor, provided the Plan has not redeemed all, or substantially all, of its assets from the Lord Abbett-sponsored funds

[SIDENOTE]

BENEFIT PAYMENT DOCUMENTATION. (Class A CDSC only) Requests for benefit payments of $50,000 or more must be in writing. Use the address indicated under "Opening your Account."

     - redemptions by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor that include the waiver of CDSCs and that were initially entered into prior to December 2002


     - ELIGIBLE MANDATORY DISTRIBUTIONS under 403(b) Plans and individual retirement accounts

     REINVESTMENT PRIVILEGE. If you redeem shares of a Fund, you have a one-time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you redeemed your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

SALES COMPENSATION

     As part of its plan for distributing shares, each Fund and Lord Abbett Distributor pay sales and service compensation to AUTHORIZED INSTITUTIONS that sell the Fund's shares and service its shareholder accounts.

     As shown in the table "Fees and Expenses," sales compensation originates from sales charges, which are paid directly by shareholders, and 12b-1 distribution fees, which are paid by the Funds. Service compensation originates from 12b-1 service fees. Because 12b-1 fees are paid on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees are accrued daily at annual rates based upon average daily net assets as follows:

FEE                                                                      CLASS A
--------------------------------------------------------------------------------
Service                                                                      .25%
Distribution                                                                 .10%*

* Until October 1, 2004 Class A shares also paid a one-time distribution fee of up to 1% on certain qualifying purchases, which is generally amortized over a two-year period. See "Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge."

[SIDENOTE]

ELIGIBLE MANDATORY DISTRIBUTIONS. If Class A shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a mandatory distribution that bears the same relation to the entire mandatory distribution as the Class A share investment bears to the total investment.

AUTHORIZED INSTITUTIONS are institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 Plan. Lord Abbett Distributor is an Authorized Institution.

12b-1 FEES ARE PAYABLE REGARDLESS OF EXPENSES. The amounts payable by a Fund need not be directly related to expenses. If Lord Abbett Distributor's actual expenses exceed the fee payable to it, a Fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the full amount of the fee.

     The Rule 12b-1 plans for Class A shares provide that the maximum payments that may be authorized by the Board are .50%. We may not pay compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation. In such cases, we may not require payment of any otherwise applicable CDSC.

     SALES ACTIVITIES. We may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity that is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to a Fund's Class A shares for activities that are primarily intended to result in the sale of such Class A shares. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, additional concessions to Authorized Institutions, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

     SERVICE ACTIVITIES. We may pay 12b-1 service fees to Authorized Institutions for any activity that is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

     REVENUE SHARING AND OTHER PAYMENTS TO DEALERS AND FINANCIAL INTERMEDIARIES. In addition to the various sales commissions and 12b-1 fees described above, Lord Abbett, Lord Abbett Distributor and the Funds may make other payments to dealers and other firms authorized to accept orders for Fund shares (collectively, "Dealers").


     Lord Abbett or Lord Abbett Distributor makes payments to Dealers in its sole discretion, at its own expense and without cost to the Funds or the Funds' shareholders. The payments may be for:


     -  marketing and/or distribution support for Dealers;

     - the Dealers' and their investment professionals' shareholder servicing efforts;

     - training and education activities for the Dealers, their investment professionals and/or their clients or potential clients; and/or

     - certain information regarding Dealers and their investment professionals;

     - sponsoring or otherwise bearing, in part or in whole, the costs for other meetings of Dealers' investment professionals and/or their clients or potential clients;

     - the purchase of products or services from the Dealers, such as investment research, software tools or - data for investment analysis purposes; and/or

     - certain Dealers' costs associated with orders relating to Fund shares ("ticket charges").

     Some of these payments may be referred to as revenue sharing payments. Most of these payments are intended to reimburse Dealers directly or indirectly for the costs that they or their investment professionals incur in connection with educational seminars and training efforts about the Lord Abbett Funds to enable the Dealers and their investment professionals to make recommendations and provide services that are suitable and useful in meeting shareholder needs, as well as to maintain the necessary infrastructure to make the Lord Abbett Funds available to shareholders. The costs and expenses related to these efforts may include travel, lodging, entertainment and meals, among other things. In addition, Lord Abbett Distributor may, for specified periods of time, decide to forgo the portion of any front-end sales charges to which it normally is entitled and allow Dealers to retain the full sales charge for sales of Fund shares. In some instances, these temporary arrangements will be offered only to certain Dealers expected to sell significant amounts of Fund shares.

     Lord Abbett or Lord Abbett Distributor, in its sole discretion, determines the amounts of payments to Dealers, with the exception of purchases of products or services and certain expense reimbursements. Lord Abbett and Lord Abbett Distributor consider many factors in determining the basis or amount of any additional payments to Dealers. The factors include the Dealer's sales, assets and redemption rates relating to Lord Abbett Funds, penetration of Lord Abbett Fund sales among investment professionals within the Dealer, and the potential to expand Lord Abbett's relationship with the Dealer. Lord Abbett and Lord Abbett Distributor also may take into account other business relationships Lord Abbett has with a Dealer, including other Lord Abbett financial products or advisory services sold by or provided to a Dealer or one or more of its affiliates. Based on its analysis of these factors, Lord Abbett groups Dealers into tiers, each of which is associated with a particular maximum amount of revenue sharing payments expressed as a percentage of assets of the Lord Abbett Funds attributable to that particular Dealer. The payments presently range from 0.02% to 0.1% of Lord Abbett Fund assets attributable to the Dealer and/or its investment professionals. The maximum payment limitations may not be inclusive of payments for certain items, such as training and education activities, other meetings, and the purchase of certain products and services from the Dealers. The Dealers within a particular tier may receive different amounts of revenue sharing or may not receive any. Lord Abbett or Lord Abbett Distributor may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any given Fund. In addition, Lord Abbett's formula for calculating revenue sharing payments may be different from the formulas that the Dealers use. Please refer to the Funds' Statement of Additional Information for additional information relating to revenue sharing payments.

     Neither Lord Abbett nor Lord Abbett Distributor makes payments directly to a Dealer's investment professionals, but rather they are made solely to the Dealer itself (with the exception of expense reimbursements related to the attendance of a Dealer's investment professionals at training and education meetings and at other meetings involving the Lord Abbett Funds). The Dealers receiving additional payments include those that may recommend that their clients consider or select the Fund or other Lord Abbett Funds for investment purposes, including those that may include one or more of the Lord Abbett Funds on a "preferred" or "recommended" list of mutual funds. In some circumstances, the payments may create an incentive for a Dealer or its investment professionals to recommend or sell shares of Lord Abbett Funds to a client over shares of other funds. For more specific information about any additional payments, including revenue sharing, made to your Dealer, please contact your investment professional.

     The Funds' portfolio transactions are not used as a form of sales-related compensation to Dealers that sell shares of the Lord Abbett Funds. Lord Abbett places the Funds' portfolio transactions with broker-dealer firms based on the firm's ability to provide the best net results from the transaction to the Funds. To the extent that Lord Abbett determines that a Dealer can provide the Funds with the best net results, Lord Abbett may place the Funds' portfolio transactions with the Dealer even though it sells or has sold shares of the Funds. In no event, however, does or will Lord Abbett give any consideration to a Dealer's sales in deciding which Dealer to choose to execute the Fund's portfolio transactions. Lord Abbett maintains policies and procedures designed to ensure that it places portfolio transactions based on the Funds' receipt of the best net results only. These policies and procedures also permit Lord Abbett to give consideration to proprietary investment research a Dealer may provide to Lord Abbett.

     In addition to the payments from Lord Abbett or Lord Abbett Distributor described above, from time to time, the Lord Abbett Funds may enter into arrangements with and pay fees to Financial Intermediaries that provide recordkeeping services to certain groups of investors in the Lord Abbett Funds, including participants in Retirement and Benefit Plans, investors in mutual fund advisory programs, investors in variable insurance products and clients of Financial Intermediaries that operate in an omnibus environment (collectively, "Investors"). The recordkeeping services typically include: (a) establishing and maintaining Investor accounts and records; (b) recording Investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to Investors; (e) furnishing proxy materials, periodic Lord Abbett Fund reports, prospectuses and other communications to Investors as required;
     (f) transmitting Investor transaction information; and (g) providing information in order to assist the Lord Abbett Funds in their compliance with state securities laws. The fees the Lord Abbett Funds pay: (1) are designed to be equal to or less than the fees the Funds would pay to their transfer agent for similar services; and (2) do not relate to distribution services. The Lord Abbett Funds understand that, in accordance with guidance from the U.S. Department of Labor, Retirement and Benefit Plans, sponsors of qualified retirement plans and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the Retirement and Benefit Plans or the Investors. This may take the form of recordkeepers passing the fees through to their clients or reducing the clients' charges by the amount of fees the recordkeeper receives from mutual funds.

     The Lord Abbett Funds may also pay fees to broker-dealers for networking services. Networking services may include but are not limited to:

     -  establishing and maintaining individual accounts and records;

     -  providing client account statements; and

     -  providing 1099 forms and other tax statements.

     The networking fees that the Lord Abbett Funds pay to broker-dealers normally result in reduced fees to the transfer agent, which would otherwise provide these services.


OPENING YOUR ACCOUNT

     IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT REQUIRED BY THE USA PATRIOT ACT. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions including each Fund to obtain, verify, and record information that identifies each person who opens an account. What this means for you - when you open an account, we will ask for your name, address, date of birth, Social Security Number or similar number, and other information that will allow us to identify you. We will ask for similar information in the case of persons who will be signing on behalf of a legal entity that will own the account. We also may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your Application. Your monies will not be invested until we have all required information. You also should know that we may verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, each Fund reserves the right to reject purchase orders accompanied by cash, cashier's checks, money orders, bank drafts, traveler's checks, and third party or double-endorsed checks, among others.

     MINIMUM INITIAL INVESTMENT

     -  Regular Account                               $  1,000
     -  Individual Retirement Accounts and
        403(b) Plans under the Internal Revenue Code  $    250
     -  Uniform Gift to Minor Account                 $    250
     -  Invest-A-Matic                                $    250

     No minimum investment is required for certain Retirement and Benefit Plans and certain purchases through Financial Intermediaries that charge their clients a fee for services that include investment advisory or management services.


     You may purchase shares through any independent securities dealer that has a sales agreement with Lord Abbett Distributor, or you can fill out the Application and send it to the Fund at the address stated below. You should note that your purchases and other transactions may be subject to review and verification on an ongoing basis. Please carefully read the paragraph below entitled "Proper Form" before placing your order to ensure that your order will be accepted.


     NAME OF FUND
     P.O. Box 219336
     Kansas City, MO 64121

     PROPER FORM. An order submitted directly to the Funds must contain: (1) a completed application with all applicable requested information, and (2) payment by check. When purchases are made by check, redemption proceeds will not be paid until the Fund or transfer agent is advised that the check has cleared, which may take up to 15 calendar days. For more information, please call the Funds at 800-821-5129.

     BY EXCHANGE. Please call the Funds at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.

REDEMPTIONS

     Redemptions of each Fund's shares are executed at the NAV next determined after a Fund receives your order in proper form. In case of redemptions involving Retirement and Benefit Plans, you may be required to provide the Fund with one or more completed forms before your order will be executed. For more information, please call 800-821-5129. To determine if a CDSC applies to a redemption, see "Class A Share CDSC."

     BY BROKER. Call your investment professional for instructions on how to redeem your shares.

     BY TELEPHONE. To obtain the proceeds of a redemption of less than $50,000 from your account, you or your representative should call the Funds at 800-821-5129.

     BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to redeem and include all necessary signatures.


     Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.


     If the signer has any legal capacity (i.e., the authority of an individual to act on behalf of an entity or other person(s)), the signature and capacity must be guaranteed by an ELIGIBLE GUARANTOR. Certain other legal documentation may be required. For more information regarding proper documentation, please call 800-821-5129.

     A GUARANTEED SIGNATURE is designed to protect you from fraud by verifying your signature. We require a

[SIDENOTE]

SMALL ACCOUNTS. The Board may authorize closing any account in which there are fewer than 25 shares if it is in a Fund's best interest to do so.

ELIGIBLE GUARANTOR is any broker or bank that is usually a member of the medallion stamp program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.

GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

-  In the case of an estate -

   Robert A. Doe
   Executor of the Estate of
   John W. Doe

   [Date]

[SEAL]

-  In the case of a corporation -
   ABC Corporation

   Mary B. Doe

   By Mary B. Doe, President
   [Date]

[SEAL]

     Guaranteed Signature by an Eligible Guarantor on requests for:

     - a redemption check for which you have the legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate or on behalf of a corporation),

     - a redemption check payable to anyone other than the shareholder(s) of record,

     - a redemption check to be mailed to an address other than the address of record,

     - a redemption check payable to a bank other than the bank we have on file, or

     -  a redemption for $50,000 or more.

     REDEMPTIONS IN KIND. Each Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that a Fund would do so except in unusual circumstances. If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

DISTRIBUTIONS AND TAXES

     Each Fund expects to pay you dividends from its net investment income annually and expects to distribute any net capital gains annually as "capital gains distributions."

     Distributions will be reinvested in Fund shares unless you instruct a Fund to pay them to you in cash. For distributions payable on accounts other than those held in the name of your dealer, if you instruct a Fund to pay your distributions in cash, and the Post Office is unable to deliver one or more of your checks or one or more of your checks remains uncashed for a certain period, each Fund reserves the right to reinvest your checks in your account at the NAV on the day of the reinvestment following such period. In addition, each Fund reserves the right to reinvest all subsequent distributions in additional Fund shares in your account. No interest will accrue on checks while they remain uncashed before they are reinvested or on amounts represented by uncashed redemption checks. There are no sales charges on reinvestments.

     A Fund's distributions are taxable to you in the year they are considered received for tax purposes. Distributions of investment income and short-term capital gains are taxable to you as ordinary income; however, certain qualified dividends that a Fund receives and distributes may be subject to a reduced tax rate if you meet holding period and certain other requirements. Distributions of net long-term capital gains are taxable to you as long-term capital gains. This tax treatment of distributions of net long-term capital gains applies regardless of how long you have owned Fund shares or whether distributions are reinvested or paid in cash.

     Except in tax-advantaged accounts, any sale, redemption, or exchange of Fund shares may be taxable to you.

     If you buy shares when a Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

     Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by a Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of such distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

SERVICES FOR FUND INVESTORS

     AUTOMATIC SERVICES

     Buying or selling shares automatically is easy with the services described below. With each service you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out your application or by calling 800-821-5129.

FOR INVESTING

INVEST-A-MATIC          You may make fixed, periodic investments
(Dollar-cost            ($250 initial and $50 subsequent minimum)
averaging)              into your Fund account by means of automatic money
                        transfers from your bank checking account. See the
                        attached Application for instructions.

DIV-MOVE You may automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($50 minimum).

For selling shares

SYSTEMATIC              You may make regular withdrawals from most Lord
WITHDRAWAL              Abbett-sponsored funds. Automatic cash withdrawals will
PLAN ("SWP")            be paid to you from your account in fixed or variable
                        amounts. To establish a SWP, the value of your shares
                        for Class A must be at least $10,000, except in the case
                        of a SWP established for Retirement and Benefit Plans,
                        for which there is no minimum. Your shares must be in
                        non-certificate form.

     OTHER SERVICES

     TELEPHONE INVESTING. After we have received the Application (selecting "yes" under Section 8C and completing Section 7), you may instruct us by phone to have money transferred from your bank account to purchase shares of the Funds for an existing account. Each Fund will purchase the requested shares when it receives the money from your bank.

     EXCHANGES. You or your investment professional may instruct the Funds to exchange shares of any class for shares of the same class of any Eligible Fund. Instructions may be provided in writing or by telephone, with proper identification, by calling 800-821-5129. The Funds must receive instructions for the exchange before the close of the NYSE on the day of your call, in which case you will get the NAV per share of the Eligible Fund determined on that day.

[SIDENOTE]

TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number, and other relevant information. The Funds will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.

EXCHANGE LIMITATIONS. As described under "Your Investment - Purchases," we reserve the right to modify, restrict, or reject any exchange request if a Fund or Lord Abbett Distributor determines it is in the best interest of the Fund and its shareholders. Each Fund also may revoke the privilege for all shareholders upon 60 days' written notice.

     Exchanges will be treated as a sale for federal tax purposes and may create a taxable situation for you (see "Distributions and Taxes" section). Be sure to read the current prospectus for any fund into which you are exchanging.

     ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.


     HOUSEHOLDING. We have adopted a policy that allows us to send only one copy of the Funds' prospectus, proxy material, Annual Report and Semiannual Report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call us at 800-821-5129 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.


     ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Funds at 800-821-5129.

     SYSTEMATIC EXCHANGE. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.

                                                           MICRO-CAP GROWTH FUND

                             FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2005 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.



                                                                                  CLASS A SHARES
                                                 --------------------------------------------------------------------------------
                                                                                 YEAR ENDED 10/31
                                                 --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE                      2005              2004            2003             2002             2001
---------------------------------------------    -------------    -------------    -------------    -------------    ------------
NET ASSET VALUE, BEGINNING OF YEAR               $       11.88    $       10.87    $        7.51    $        9.49    $      13.18
INVESTMENT OPERATIONS
 Net investment income (loss)(a)                          (.25)            (.23)            (.14)            (.02)             --(c)
 Net realized and unrealized gain (loss)                  2.96             1.24             3.50            (1.95)          (1.34)
TOTAL FROM INVESTMENT OPERATIONS                          2.71             1.01             3.36            (1.97)          (1.34)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                      --               --               --             (.01)           (.01)
 Net realized gain                                        (.35)              --               --               --           (2.34)
TOTAL DISTRIBUTIONS                                       (.35)              --               --             (.01)          (2.35)
NET ASSET VALUE, END OF YEAR                     $       14.24    $       11.88    $       10.87    $        7.51    $       9.49
TOTAL RETURN(b)                                          23.21%            9.29%           44.74%          (20.81)%        (11.30)%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense reductions and
  expenses assumed                                        2.10%            2.10%            1.75%             .38%            .38%
 Expenses, excluding expense reductions and
  expenses assumed                                        2.51%            2.52%            2.84%            2.99%           4.02%
 Net investment income (loss)                            (1.92)%          (1.91)%          (1.60)%           (.24)%           .04%

                                                                                 YEAR ENDED 10/31
                                                 --------------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                   2005              2004            2003             2002             2001
---------------------------------------------    -------------    -------------    -------------    -------------    ------------
NET ASSETS, END OF PERIOD(000)                   $       5,938    $       4,726    $       4,655    $       2,698    $      2,266
PORTFOLIO TURNOVER RATE                                  64.79%           79.07%          126.71%           34.08%          80.17%



(a)  Calculated using average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)  Amount represents less than $.01.

                                                            MICRO-CAP VALUE FUND

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2005 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.



                                                                                  CLASS A SHARES
                                                 ---------------------------------------------------------------------------------
                                                                                 YEAR ENDED 10/31
                                                 ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE                      2005              2004            2003             2002             2001
---------------------------------------------    -------------    -------------    -------------    -------------    -------------
NET ASSET VALUE, BEGINNING OF YEAR               $       23.89    $       21.43    $       15.56    $       15.68    $       15.90
INVESTMENT OPERATIONS
  Net investment income (loss)(a)                         (.32)            (.27)            (.14)             .05              .10
  Net realized and unrealized gain                        6.12             4.31             6.69              .60             2.20
TOTAL FROM INVESTMENT OPERATIONS                          5.80             4.04             6.55              .65             2.30
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                     --             (.30)            (.05)            (.05)            (.14)
  Net realized gain                                      (2.73)           (1.28)            (.63)            (.72)           (2.38)
TOTAL DISTRIBUTIONS                                      (2.73)           (1.58)            (.68)            (.77)           (2.52)
NET ASSET VALUE, END OF YEAR                     $       26.96    $       23.89    $       21.43    $       15.56    $       15.68
TOTAL RETURN(b)                                          26.45%           20.08%           43.80%            4.12%           17.16%
RATIOS TO AVERAGE NET ASSETS
  Expenses, including expense reductions and
   expenses assumed                                       2.10%            2.10%            1.73%             .38%             .38%
  Expenses, excluding expense reductions and
   expenses assumed                                       2.35%            2.27%            2.18%            2.76%            3.08%
Net investment income (loss)                             (1.30)%          (1.22)%           (.84)%            .31%             .64%

                                                                                 YEAR ENDED 10/31
                                                 ---------------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                   2005              2004            2003             2002             2001
---------------------------------------------    -------------    -------------    -------------    -------------    -------------
NET ASSETS, END OF PERIOD (000)                  $      15,384    $      10,838    $       8,892    $       5,442    $       4,889
PORTFOLIO TURNOVER RATE                                  34.59%           36.97%           48.55%           36.02%           52.63%



(a)  Calculated using average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

TO OBTAIN INFORMATION:                     ADDITIONAL INFORMATION

BY TELEPHONE. For shareholder                  More information on each Fund is available
account inquiries call the Funds               free upon request, including the following:
at: 800-821-5129. For literature
requests call the Funds at:                    ANNUAL/SEMIANNUAL REPORT
800-874-3733.
                                               The Funds' Annual and Semiannual Reports
BY MAIL. Write to the Funds at:                contain more information about each Fund's
The Lord Abbett Family of Funds                investments and performance. The Annual
90 Hudson Street Jersey City, NJ               Report also includes details about the
07302-3973                                     market conditions and investment strategies
                                               that had a significant effect on each
VIA THE INTERNET.                              Fund's performance during the last fiscal
LORD, ABBETT & CO. LLC                         year. The Reports are available free of
www.LordAbbett.com                             charge, at www.LordAbbett.com, and through
                                               other means, as indicated on the left.
Text only versions of Fund
documents can be viewed online                 STATEMENTS OF ADDITIONAL INFORMATION ("SAI")
or downloaded from the SEC:
www.sec.gov.                                   Provides more details about the Funds and
                                               their policies. A current SAI is on file
You can also obtain copies by                  with the Securities and Exchange Commission
visiting the SEC's Public                      ("SEC") and is incorporated by reference
Reference Room in Washington, DC               (is legally considered part of this
(phone 202-942-8090) or by                     prospectus). Although the SAI is not
sending your request and a                     available at www.LordAbbett.com, the SAI is
duplicating fee to the SEC's                   available through other means, generally
Public Reference Section,                      without charge, as indicated on the left.
Washington, DC 20549-0102 or by
sending your request
electronically to
publicinfo@sec.gov.


[LORD ABBETT(R) LOGO]

   Lord Abbett Mutual Fund shares
         are distributed by:                     Lord Abbett Securities Trust
     LORD ABBETT DISTRIBUTOR LLC                   Lord Abbett Micro-Cap Growth Fund        LST-I
          90 Hudson Street                         Lord Abbett Micro-Cap Value Fund          3/06
 Jersey City, New Jersey 07302-3973

                                               SEC FILE NUMBER: 811-7538

[LORD ABBETT(R) LOGO]

LORD ABBETT
  MICRO-CAP GROWTH FUND
  MICRO-CAP VALUE FUND


                                                                    MARCH 1,
                                                                      2006


                                                                   PROSPECTUS
                                                                 CLASS Y SHARES

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CLASS Y SHARES OF THE FUNDS ARE NEITHER OFFERED TO THE GENERAL PUBLIC NOR ARE AVAILABLE IN ALL STATES. PLEASE CALL 800-821-5129 FOR FURTHER INFORMATION.

                                TABLE OF CONTENTS


                                                                          PAGE
                      THE FUNDS

     Information about         Micro-Cap Growth Fund                        2
   the goal, principal         Micro-Cap Value Fund                         7
 strategy, main risks,         Additional Investment                        12
    performance, fees,         Management                                   14
          and expenses

                     YOUR INVESTMENT

       Information for         Purchases                                    16
              managing         Redemptions                                  29
             your Fund         Distributions and Taxes                      31
               account         Services For Fund Investors                  32

                FINANCIAL INFORMATION

  Financial Highlights         Micro-Cap Growth Fund                        33
                               Micro-Cap Value Fund                         34

               ADDITIONAL INFORMATION

     How to learn more         Back Cover
   about the Funds and
     other Lord Abbett
                 Funds

                                                           MICRO-CAP GROWTH FUND

                                    THE FUNDS

GOAL

     The Fund's investment objective is long-term capital appreciation.

PRINCIPAL STRATEGY


     To pursue this goal, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of micro-cap companies. The Fund will provide shareholders with at least 60 days notice of any change in this 80% policy. A micro-cap company is a company having a market capitalization range of companies in the Russell Micro-Cap Index, a widely-available benchmark for micro-cap stock performance. As of May 31, 2005, the market capitalization range of the Russell Micro-Cap Index was $54.8 million to $539.5 million. This market capitalization threshold may vary in response to changes in the markets. Micro-cap companies represent the smallest sector of companies based on market capitalization. Normally, micro-cap companies are in their earliest stages of development and may offer unique products, services or technologies or may serve special or rapidly expanding niches. Equity securities may include common stocks, preferred stocks, convertible securities, warrants and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.


     We use fundamental analysis to look for micro-cap companies that appear to have the potential for more rapid growth than the overall economy. The Fund evaluates companies based on an analysis of their financial statements, products and operations, market sectors and interviews with management.

     This Fund is intended for investors who are willing to withstand the risk of short-term price fluctuations in exchange for attractive potential long-term returns.

[SIDENOTE]

--------------------------------------------------------------------------------

WE OR THE FUND OR MICRO-CAP GROWTH FUND refers to the Lord Abbett Micro-Cap Growth Fund, a portfolio or series of Lord Abbett Securities Trust (the "Trust").

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

MICRO-CAP STOCKS are not traded in the volume typical of stocks listed on a national securities exchange. As a result, they may be less liquid. That means the Fund could have difficulty selling a micro-cap stock at an acceptable price, especially in periods of market volatility. This increases the potential for loss.

GROWTH STOCKS generally exhibit faster-than-average gains in earnings and are expected to continue profit growth at a high level. They tend to be more volatile than slower-growing value stocks.

                                                           MICRO-CAP GROWTH FUND

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with MICRO-CAP and GROWTH STOCKS. The value of your investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests.

     The Fund has particular risks associated with growth stocks. Different types of stocks shift in and out of favor depending on market and economic conditions. Growth stocks tend to be more volatile than other stocks. In addition, if the Fund's assessment of a company's potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market.

     Investing in micro-cap companies generally involves greater risks than investing in the stocks of larger companies. Micro-cap companies may be less able to weather economic shifts or other adverse developments than larger, more established companies. They may have less experienced management and unproven track records. They may rely on limited product lines and have more limited financial resources. These factors may make them more susceptible to setbacks or economic downturns. In addition, micro-cap company stocks tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. In addition, there may be less liquidity in micro-cap company stocks, subjecting them to greater price fluctuations than larger company stocks.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

                                                           MICRO-CAP GROWTH FUND

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class Y shares from calendar year to calendar year.

[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) -- CLASS Y SHARES
--------------------------------------------------------------------------------

2000    -22.9%
2001    +17.4%
2002    -30.7%
2003    +49.7%
2004    +26.2%
2005     +2.8%

BEST QUARTER   4th Q '01   +29.3%
WORST QUARTER  3rd Q '02   -21.7%

================================================================================

     The table below shows how the average annual total returns of the Fund's Class Y shares compared to those of two broad-based securities market indices.

     The after-tax returns of Class Y shares included in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                                                           MICRO-CAP GROWTH FUND

================================================================================

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2005

--------------------------------------------------------------------------------


                                                                           LIFE OF
SHARE CLASS                                      1 YEAR         5 YEARS    FUND(1)
Class Y Shares
 Return Before Taxes                               2.81%           9.60%      6.05%
 Return After Taxes on Distributions               0.03%           8.88%      3.92%
 Return After Taxes on Distributions
  and Sale of Fund Shares                          3.68%           8.15%      4.02%
Center for Research Security
Prices Index "CRSP 9-10 Index"(2)
  (reflects no deduction for
  fees, expenses, or taxes)                        3.46%          19.90%     15.20%(3)
Russell 2000(R) Growth Index(2)
 (reflects no deduction for
 fees, expenses, or taxes)                         4.15%           2.28%      2.01%(3)
Russell Micro-Cap Index                            2.57%           13.9%        N/A




(1)  The date Class Y shares were first offered to the public is 7/9/99.

(2) The Fund will be removing the CRSP 9-10 Index because the Fund believes that the CRSP 9-10 Index is not as widely available to the public as the Russell 2000(R) Growth Index.

(3) Represents total return for the period 7/31/99 - 12/31/05 to correspond with Class Y period shown.


[SIDENOTE]

The Return After Taxes on Distributions for a period may be the same as the Return Before Taxes for the same period if there are no distributions or if the distributions are small. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

MICRO-CAP GROWTH FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                                            CLASS Y
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
(as a % of offering price)                                    none
Maximum Deferred Sales Charge                                 none
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from fund assets) (as a % of average net assets)
Management Fees (See "Management")                            1.50%
Other Expenses                                                0.76%
Total Annual Fund Operating Expenses                          2.26%
Expense Reimbursement(1)                                     (0.41)%
Net Expenses(1)                                               1.85%


(1) For the fiscal year ending October 31, 2006, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses to the extent necessary to maintain Class Y Net Expenses at an aggregate rate of 1.85% of average daily net assets attributable to Class Y shares.

================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


SHARE CLASS                  1 YEAR     3 YEARS    5 YEARS   10 YEARS
Class Y Shares               $  188     $  667     $ 1,173    $ 2,563



Your expenses would be the same if you did not redeem your shares.


[SIDENOTE]

MANAGEMENT FEES are payable to Lord, Abbett & Co. LLC ("Lord Abbett") for the Fund's investment management.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                            MICRO-CAP VALUE FUND

GOAL

     The Fund's investment objective is long-term capital appreciation.

PRINCIPAL STRATEGY


     To pursue this goal, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of micro-cap companies. The Fund will provide shareholders with at least 60 days notice of any change in this 80% policy. A micro-cap company is a company having a market capitalization range of companies in the Russell Micro-Cap Index, a widely-used benchmark for micro-cap stock performance. As of January 31, 2006, the market capitalization range of the Russell Micro-Cap Index was $20 million to $1.6 billion. This market capitalization threshold may vary in response to changes in the markets. Micro-cap companies represent the smallest sector of companies based on market capitalization. Micro-cap companies may be in their earliest stages of development and may offer unique products, services or technologies or may serve special or rapidly expanding niches. Equity securities may include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.


     We use fundamental analysis to look for micro-cap companies that appear to be undervalued. The Fund considers a stock undervalued if, in our view, its price does not reflect its potential worth. Because of their smaller size and low level of trading, MICRO-CAP STOCKS are often overlooked or not closely followed by investors. The Fund will invest in companies that appear to have good prospects for improvement in earnings trends, asset values, or other positive attributes, which we believe to be important factors in determining the future market valuation for the company's stock. The Fund evaluates companies based on an analysis of their financial statements, products and operations, market sectors and interviews with management.

     This Fund is intended for investors who are willing to withstand the risk of short-term price fluctuations in exchange for attractive potential long-term returns.

[SIDENOTE]

--------------------------------------------------------------------------------

WE OR THE FUND OR MICRO-CAP VALUE FUND refers to the Lord Abbett Micro-Cap Value Fund, a portfolio or series of Lord Abbett Securities Trust (the "Trust").

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

MICRO-CAP STOCKS are not traded in the volume typical of stocks listed on a national securities exchange. As a result, they may be less liquid. That means the Fund could have difficulty selling a micro-cap stock at an acceptable price, especially in periods of market volatility. This increases the potential for loss.

                                                            MICRO-CAP VALUE FUND

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with micro-cap and VALUE STOCKS. The value of your investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests.

     The Fund has particular risks associated with value stocks. Different types of stocks shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market.

     Investing in micro-cap companies generally involves greater risks than investing in the stocks of larger companies. Micro-cap companies may be less able to weather economic shifts or other adverse developments than larger, more established companies. They may have less experienced management and unproven track records. They may rely on limited product lines and have more limited financial resources. These factors may make them more susceptible to setbacks or economic downturns. In addition, micro-cap company stocks tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. In addition, there may be less liquidity in micro-cap company stocks, subjecting them to greater price fluctuations than larger company stocks.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

[SIDENOTE]

VALUE STOCKS are stocks of companies which we believe the market undervalues according to certain financial measurements of their intrinsic worth or business prospects.

                                                            MICRO-CAP VALUE FUND

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class Y shares from calendar year to calendar year.

[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) -- CLASS Y SHARES
--------------------------------------------------------------------------------

2000    +36.0%
2001    +27.9%
2002     -3.4%
2003    +46.6%
2004    +25.3%
2005    +17.5%

BEST QUARTER   2nd Q '03   +26.3%
WORST QUARTER  3rd Q '02   -17.9%

     The table below shows how the average annual total returns of the Fund's Class Y shares compared to those of two broad-based securities market indices.

     The after-tax returns for Class Y shares included in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                                                            MICRO-CAP VALUE FUND

================================================================================

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2005

--------------------------------------------------------------------------------


                                                                           LIFE OF
SHARE CLASS                                      1 YEAR         5 YEARS    FUND(1)
Class Y Shares
Return Before Taxes                              17.49%          21.68%     22.72%
Return After Taxes on Distributions              15.41%          19.59%     19.89%
Return After Taxes on Distributions
 and Sale of Fund Shares                         13.92%          18.30%     18.73%
Center for Research Security Prices
Index "CRSP 9-10 Index"(2)
 (reflects no deduction for fees, expenses,
 or taxes)                                        3.46%          19.90%     15.20%(3)
Russell 2000(R) Value Index(2)
 (reflects no deduction for fees, expenses,
 or taxes)                                        4.71%          13.55%     13.25%(3)



(1)  The date Class Y shares were first offered to the public is 7/9/99.

(2) The Fund will be removing the CRSP 9-10 Index because the Fund believes that the CRSP 9-10 Index is not as widely available to the public as the Russell 2000(R) Value Index.

(3) Represents total return for the period 7/31/99 - 12/31/05 to correspond with Class Y period shown.

                                                            MICRO-CAP VALUE FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                                                          CLASS Y
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
(as a % of offering price)                                                   none
Maximum Deferred Sales Charge                                                none
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management")                                           1.50%
Other Expenses                                                               0.60%
Total Annual Fund Operating Expenses                                         2.10%
Expense Reimbursement(1)                                                     0.25%
Net Expenses(1)                                                              1.85%


(1) For the fiscal year ending October 31, 2006, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses to the extent necessary to maintain Class Y Net Expenses at an aggregate rate of 1.85% of average daily net assets attributable to Class Y shares.

================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


SHARE CLASS                                      1 YEAR         3 YEARS    5 YEARS     10 YEARS
Class Y Shares                                   $  188         $  634     $ 1,106     $ 2,411



Your expenses would be the same if you did not redeem your shares.


[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

ADDITIONAL INVESTMENT INFORMATION

     This section describes some investment techniques used by each Fund and some of the risks associated with those techniques.

     ADJUSTING INVESTMENT EXPOSURE. Each Fund will be subject to the risks associated with investments. Each Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices and other factors. For example, a Fund may seek to hedge against certain market risks. These strategies may involve effecting transactions in derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants, and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with a Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed, and could produce disproportionate gains or losses.

     DEPOSITARY RECEIPTS. Each Fund may invest in American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information, and other risks. Although, each of the Funds may not invest more than 10% of its net assets in foreign securities, ADRs are not subject to this limitation.

     TEMPORARY DEFENSIVE INVESTMENTS. At times each Fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities may include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by cash and obligations of the U.S. Government and its agencies and instrumentalities. These investments could reduce the benefit from any upswing in the market and prevent a Fund from achieving its investment objective.


     INFORMATION ON PORTFOLIO HOLDINGS. The Funds' Annual and Semiannual Reports, which are sent to shareholders and filed with the Securities and Exchange Commission ("SEC"), contain information about the Funds' portfolio holdings, including a complete schedule of holdings. The Funds also file their complete schedule of portfolio holdings with the SEC on Form N-Q as of the end of its first and third fiscal quarters.

     In addition, on or about the first day of the second month following each calendar quarter-end, a Fund makes publicly available a complete schedule of its portfolio holdings as of the last day of each such quarter. A Fund also may make publicly available Fund portfolio commentaries or fact sheets containing a discussion of select portfolio holdings and a list of up to the ten largest portfolio positions, among other things, and/or performance attribution information within thirty days following the end of each calendar quarter for which such information is made available. This information will remain available until the schedule, commentary, fact sheet or performance attribution information for the next quarter is publicly available. You may view this information for the most recently ended calendar quarter at www.LordAbbett.com or request a copy at no charge by calling Lord Abbett at 800-821-5129.

     For more information on the Funds' policies and procedures with respect to the disclosure of its portfolio holdings and ongoing arrangements to make available such information on a selective basis to certain third parties, please see "Investment Policies - Policies and Procedures Governing the Disclosure of Portfolio Holdings" in the Statement of Additional Information.


MANAGEMENT

     BOARD OF TRUSTEES. The Board of Trustees oversees the management of the business and affairs of the Funds. The Board meets regularly to review the Funds' portfolio investments, performance, expenses, and operations. The Board appoints officers who are responsible for the day-to-day operations of the Funds and who execute policies authorized by the Board. More than 75 percent of the members of the Board are independent of Lord Abbett.


     INVESTMENT ADVISER. The Funds' investment adviser is Lord, Abbett & Co. LLC, located at 90 Hudson St., Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $101 billion in 54 mutual funds and other advisory accounts as of December 30, 2005.


     Lord Abbett is entitled to an annual management fee based on each Fund's average daily net assets. Each fee is calculated daily and payable monthly. The annual rate is 1.5% of each Fund's average daily net assets.

     In addition, Lord Abbett provides certain administrative services to each Fund for a fee at an annual rate of .04 of 1% of each Fund's average daily net assets. Each Fund pays all expenses not expressly assumed by Lord Abbett.

     For more information about the services Lord Abbett provides to the Funds, see the Statement of Additional Information.


     Each year in December the Board considers whether to approve the continuation of the existing management and administrative services agreements between the Funds and Lord Abbett. A discussion regarding the basis for the Board's approval will be available in the Funds'
14

     Semiannual Report to Shareholders for the six-month period ending April 30, 2006.

     INVESTMENT MANAGERS. Lord Abbett uses a team of investment managers and analysts acting together to manage each Fund's investments. The Statement of Additional Information contains additional information about managers' compensation, other accounts managed by them and their ownership of the Funds' shares.

     MICRO-CAP GROWTH FUND. Lesley-Jane Dixon, Partner and Investment Manager, heads the Fund's team and is primarily responsible for the day-to-day management of the Fund. Ms. Dixon joined Lord Abbett in 1995.

     MICRO-CAP VALUE FUND. Gerard S.E. Heffernan, Jr., Partner and Investment Manager heads the Fund's team and is primarily responsible for the day-to-day management of the Fund; the other senior member is Robert P. Fetch. Mr. Heffernan joined Lord Abbett in 1998. Mr. Fetch, Partner and Small-Cap Value Senior Investment Manager, joined Lord Abbett in 1996.

                                 YOUR INVESTMENT
PURCHASES

     CLASS Y SHARES. You may purchase Class Y shares at the net asset value ("NAV") per share next determined after we receive your purchase order submitted in proper form. We will not consider an order to be in proper form until we have certain identifying information required under applicable law. For more information see below. No sales charges apply.


     We reserve the right to modify, restrict or reject any purchase order or exchange request if a Fund or LORD ABBETT DISTRIBUTOR LLC determines that it is in the best interest of the Fund and its shareholders. All purchase orders are subject to our acceptance.


     PRICING OF SHARES. NAV per share for each class of Fund shares is calculated, under normal circumstances, each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after a Fund receives your order in proper form. Assuming they are in proper form, purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day's NAV; orders placed after the close of trading on the NYSE will receive the next day's NAV.

     In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices reflect broker/dealer-supplied valuations and electronic

[SIDENOTE]


LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor" or the "Distributor") acts as agent for the Funds to work with investment professionals that buy and/or sell shares of the Funds on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

     data processing techniques, and reflect the mean between the bid and asked prices. Unlisted fixed income securities having remaining maturities of 60 days or less are valued at their amortized cost.

     Securities for which prices or market quotations are not available, do not accurately reflect fair value in Lord Abbett's opinion, or have been materially affected by events occurring after the close of the market on which the security is principally traded are valued under fair value procedures approved by the Funds' Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, demand for a security (as reflected by its trading volume) is insufficient calling into question the reliability of the quoted price, or the security is relatively illiquid. Each Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. A Fund's use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

     Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.


     EXCESSIVE TRADING AND MARKET TIMING. Each Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices may disrupt management of a Fund, raise its expenses, and harm long-term shareholders. Volatility resulting from excessive trading may cause a Fund difficulty in implementing long-term investment strategies because it cannot anticipate the amount of cash it will have to invest. Each Fund may be forced to sell portfolio securities at disadvantageous times to raise cash to allow for such excessive trading. This, in turn, could increase tax, administrative and other costs and adversely impact the Fund's performance.

     To the extent a Fund invests in foreign securities, the Fund may be particularly susceptible to excessive trading because many foreign markets close hours before the Fund values its portfolio holdings. This may allow significant events, including broad market moves, to occur in the interim, potentially affecting the values of foreign securities held by the Fund. The time zone differences among foreign markets may allow a shareholder to exploit differences in the Fund's share prices that are based on closing prices of foreign securities determined before the Fund calculates its NAV per share (known as "time zone arbitrage"). To the extent a Fund invests in securities that are thinly traded or relatively illiquid, the Fund may be particularly susceptible to excessive trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in short-term trading to take advantage of these pricing differences (known as "price arbitrage"). Each Fund has adopted fair value procedures designed to adjust closing market prices of these types of securities to reflect what is believed to be their fair value at the time the Fund calculates its NAV per share. While there is no assurance, each Fund expects that the use of fair value pricing will reduce a shareholder's ability to engage in time zone arbitrage and price arbitrage to the detriment of other Fund shareholders. For more information about these procedures, see "Your Investment - Purchases - Pricing of Shares" above.

     Each Fund's Board has adopted additional policies and procedures that are designed to prevent or stop excessive short-term trading and market timing ("frequent trading"). We also have longstanding procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and FINANCIAL INTERMEDIARIES that place orders on behalf of their clients. A Fund may modify its frequent trading policy and monitoring procedures, which are described below, from time to time without notice as and when deemed appropriate to enhance protection of a Fund and its shareholders.

     FREQUENT TRADING POLICY. Under the frequent trading policy, any Lord Abbett Fund shareholder redeeming Fund shares valued at $5,000 or more (other than shares of Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund) will be prohibited from investing in the Fund for 30 calendar days after the redemption. The policy applies to all redemptions and investments that are part of an exchange transaction or transfer of assets, but does not apply to certain other transactions described below. The frequent trading policy will not apply to redemptions by shareholders whose shares are held in an account maintained by a Financial Intermediary in an omnibus environment unless and until such time that the Financial Intermediary has the ability to implement the policy or substantially similar protective measures. The Distributor will encourage Financial Intermediaries to adopt such procedures. Certain types of investments will not be blocked and certain types of redemptions will not trigger a subsequent purchase block, including: (1) systematic purchases and redemptions, such as purchases made through reinvestment of dividends or other distributions, or certain automatic or systematic investment, exchange or withdrawal plans (such as payroll deduction plans, and the Funds' Invest-A-Matic and Systematic Withdrawal Plans); (2) RETIREMENT AND BENEFIT PLAN contributions, loans and distributions; and (3) purchase transactions involving certain transfers of


[SIDENOTE]


FINANCIAL INTERMEDIARIES include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

RETIREMENT AND BENEFIT PLANS include qualified and non-qualified retirement plans, deferred compensation plans and certain other employer sponsored retirement, savings or benefit plans, excluding Individual Retirement Accounts.

Lord Abbett offers a variety of retirement plans. Call 888-522-2388 for information about:

-    Traditional, Rollover, Roth and Education IRAs

-    Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts

-    Defined Contribution Plans
     assets, rollovers, Roth IRA conversions and IRA re-characterizations; provided that the Financial Intermediary maintaining the account is able to identify the transaction in its records as one of these transactions.

     MONITORING PROCEDURES. There are procedures in place to monitor the purchase, sale and exchange/transfer activity in Fund shares by investors and Financial Intermediaries that place orders on behalf of their clients. The procedures currently are designed to enable us to identify undesirable trading activity based on one or more of the following factors: the number of transactions, purpose, amounts involved, period of time involved, past transactional activity, our knowledge of current market activity, and trading activity in multiple accounts under common ownership, control or influence, among other factors. Other than as described above, Lord Abbett has not adopted a particular rule-set for identifying such excessive short-term trading activity, such as a specific number of transactions in Fund shares within a specified time period. However, as a general matter, Lord Abbett will treat any pattern of purchases and redemptions over a period of time as indicative of excessive short-term trading activity.

     If, based on these monitoring procedures, we believe that an investor is engaging in, or has engaged in, excessive trading or activity indicative of market timing, and the account is not maintained by a Financial Intermediary in an omnibus environment or by a Retirement and Benefit Plan recordkeeper or other agent, we will generally notify the investor to cease all such activity in the account. If the investor fails to do so, we will place a block on all further purchases or exchanges of the Fund's shares in the investor's account and inform the investor to cease all such activity in the account. The investor then has the option of maintaining any existing investment in the Fund, exchanging Fund shares for shares of Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, or redeeming the account. Investors electing to exchange or redeem Fund shares under these circumstances should consider that the transaction may be subject to a contingent deferred sales charge ("CDSC") or result in tax consequences. As stated above, although we generally notify the investor to cease all activity indicative of market timing prior to placing a block on further purchases or exchanges, we reserve the right to immediately place a block without prior notification.

     While we attempt to apply the efforts described above uniformly in all cases to detect excessive trading and market timing practices, there can be no assurance that we will succeed in identifying all such practices or that some investors will not employ tactics that evade our detection. In addition, although the Distributor encourages Financial Intermediaries to adhere to our policies and procedures when placing orders for their clients through omnibus accounts maintained with the Fund and encourages recordkeepers and other agents for Retirement and Benefit Plans to adhere to such policies and procedures when placing orders on behalf of their plan participants, there can be no assurance that such entities will do so. Moreover, the Distributor's ability to monitor these trades and/or implement the procedures may be severely limited. These circumstances may result in policies and procedures in place at certain Financial Intermediaries and Retirement and Benefit Plans that are less effective at detecting and preventing excessive trading than the policies and procedures adopted by the Distributor and other such entities.

     Omnibus account arrangements are a commonly used means for broker-dealers and other Financial Intermediaries, such as Retirement and Benefit Plan recordkeepers, to hold Fund shares on behalf of investors. A substantial portion of a Fund's shares may be held through omnibus accounts and/or held by Retirement and Benefit Plans. When shares are held in this manner, (1) the Distributor may not have any or complete access to the underlying investor or plan participant account information, and/or (2) the Financial Intermediaries or Retirement and Benefit Plan recordkeepers may be unable to implement or support our procedures. In such cases, the Financial Intermediaries or recordkeepers may be able to implement procedures or supply the Distributor with information that differs from that normally used by the Distributor. In such instances, the Distributor will seek to monitor purchase and redemption activity through the overall omnibus account(s) or Retirement and Benefit Plan account(s).

     If we identify activity that may be indicative of excessive short-term trading activity, we will notify the Financial Intermediary, recordkeeper or Retirement and Benefit Plan and request it to provide or review information on individual account transactions so that we or the Financial Intermediary, recordkeeper or Retirement and Benefit Plan may determine if any investors are engaged in excessive or short-term trading activity. If an investor is identified as engaging in undesirable trading activity, we will request that the Financial Intermediary, recordkeeper or Retirement and Benefit Plan take appropriate action to curtail the activity and will work with the relevant party to do so. Such action may include actions similar to those that the Distributor would take, such as placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades on a manual basis, either indefinitely or for a period of time. If we determine that the Financial Intermediary, recordkeeper or Retirement and Benefit Plan has not demonstrated adequately that it has taken appropriate action to curtail the excessive short-term trading, we may consider whether to terminate the relationship. The nature of these relationships also may inhibit or prevent the Distributor or the Funds from assuring the uniform assessment of CDSCs on investors, even though Financial Intermediaries operating in omnibus environments or Retirement and Benefit Plan recordkeepers have agreed to assess the CDSCs or assist the Distributor or the Fund in assessing them.

     WHO MAY INVEST? Class Y shares are currently available in connection with:
     (1) purchases by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor LLC specifically for such purchases;
     (2) purchases by the trustee or custodian under any deferred compensation or pension or profit-sharing plan or payroll deduction IRA established for the benefit of the employees of any company with an account(s) in excess of $10 million managed by Lord Abbett or its sub-advisers on a private-advisory-account basis; or (3) purchases by institutional investors, such as retirement plans ("Plans"), companies, foundations, trusts, endowments and other entities where the total amount of potential investable assets exceeds $50 million, that were not introduced to Lord Abbett by persons associated with a broker or dealer primarily involved in the retail security business. Additional payments may be made by Lord Abbett out of its own resources with respect to certain of these sales.

     HOW MUCH MUST YOU INVEST? You may buy our shares through any independent securities dealer having a sales agreement with Lord Abbett Distributor, our principal underwriter. Place your order with your investment dealer or send the money to the Fund (P.O. Box 219366, Kansas City, Missouri 64121). The minimum initial investment is $1 million, except for (1) certain purchases through Financial Intermediaries that charge a fee for services that include investment advisory or management services, and (2) purchases by Plans meeting the eligibility requirements described in the preceding paragraph, which have no minimum. This offering may be suspended, changed or withdrawn by Lord Abbett Distributor, which reserves the right to reject any order.

     IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT REQUIRED BY THE USA PATRIOT ACT. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions including each Fund to obtain, verify, and record information that identifies each person or entity that opens an account. What this means for you - when you open an account, we will require your name, address, date and place of organization or date of birth, Taxpayer Identification Number or Social Security Number, and we may ask for other information that will allow us to identify you. We also will ask for this information in the case of persons who will be signing on behalf of certain entities that will own the account. We may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your purchase order or account application. Your monies will not be invested until we have all required information. You also should know that we will verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, each Fund reserves the right to reject purchase orders or account applications accompanied by cash, cashier's checks, money orders, bank drafts, traveler's checks, and third party or double-endorsed checks, among others.

     BUYING SHARES THROUGH YOUR DEALER. Orders for shares received by a Fund prior to the close of the NYSE, or received by dealers prior to such close and received by Lord Abbett Distributor prior to the close of its business day, will be confirmed at the NAV effective at such NYSE close. Orders received by dealers after the NYSE closes and received by Lord Abbett Distributor in proper form prior to the close of its next business day are executed at the NAV effective as of the close of the NYSE on that next business day. The dealer is responsible for the timely transmission of orders to Lord Abbett Distributor. A business day is a day on which the NYSE is open for trading.

     BUYING SHARES BY WIRE. To open an account, call 800-821-5129 Ext. 34028, Institutional Trade Dept., to set up your account and to arrange a wire transaction. Wire to: UMB, N.A., Kansas City, Routing number - 101000695, bank account number: 987800033-3,
     FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the Fund, note Class Y shares and include your new account number and your name. To add to an existing account, wire to: UMB, N.A., Kansas City, routing number - 101000695, bank account number: 987800033-3,
     FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the Fund, note Class Y shares and include your account number and your name.

     REVENUE SHARING AND OTHER PAYMENTS TO DEALERS AND FINANCIAL INTERMEDIARIES. Lord Abbett, Lord Abbett Distributor and the Funds may make certain payments to dealers and other firms authorized to accept orders for Fund shares (collectively, "Dealers").


     Lord Abbett or Lord Abbett Distributor makes payments to Dealers in its sole discretion, at its own expense and without cost to the Funds or the Funds' shareholders. The payments may be for:


     -  marketing and/or distribution support for Dealers;

     - the Dealers' and their investment professionals' shareholder servicing efforts;

     - training and education activities for the Dealers, their investment professionals and/or their clients or potential clients; and/or


     - certain information regarding Dealers and their investment professionals;

     - sponsoring or otherwise bearing, in part or in whole, the costs for other meetings of Dealers' investment professionals and/or their clients or potential clients;

     - the purchase of products or services from the Dealers, such as investment research, software tools or data for investment analysis purposes; and/or

     - certain Dealers' costs associated with orders relating to Fund shares ("ticket charges").

     Some of these payments may be referred to as revenue sharing payments. Most of these payments are intended to reimburse Dealers directly or indirectly for the costs that they or their investment professionals incur in connection with educational seminars and training efforts about the Lord Abbett Funds to enable the Dealers and their investment professionals to make recommendations and provide services that are suitable and useful in meeting shareholder needs, as well as to maintain the necessary infrastructure to make the Lord Abbett Funds available to shareholders. The costs and expenses related to these efforts may include travel, lodging, entertainment and meals, among other things. In addition, Lord Abbett Distributor may, for specified periods of time, decide to forgo the portion of any front-end sales charges to which it normally is entitled and allow Dealers to retain the full sales charge for sales of Fund shares. In some instances, these temporary arrangements will be offered only to certain Dealers expected to sell significant amounts of Fund shares.

     Lord Abbett or Lord Abbett Distributor, in its sole discretion, determines the amounts of payments to Dealers, with the exception of purchases of products or services and certain expense reimbursements. Lord Abbett and Lord Abbett Distributor consider many factors in determining the basis or amount of any additional payments to Dealers. The factors include the Dealer's sales, assets and redemption rates relating to Lord Abbett Funds, penetration of Lord Abbett Fund sales among investment professionals within the Dealer, and the potential to expand Lord Abbett's relationship with the Dealer. Lord Abbett and Lord Abbett Distributor also may take into account other business relationships Lord Abbett has with a Dealer, including other Lord Abbett financial products or advisory services sold by or provided to a Dealer or one or more of its affiliates. Based on its analysis of these factors, Lord Abbett groups Dealers into tiers, each of which is associated with a particular maximum amount of revenue sharing payments expressed as a percentage of assets of the Lord Abbett Funds attributable to that particular Dealer. The payments presently range from 0.02% to 0.1% of Lord Abbett Fund assets attributable to the Dealer and/or its investment professionals. The maximum payment limitations may not be inclusive of payments for certain items, such as training and education activities, other meetings, and the purchase of certain products and services from the Dealers. The Dealers within a particular tier may receive different amounts of revenue sharing or may not receive any. Lord Abbett or Lord Abbett Distributor may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any given Fund. In addition, Lord Abbett's formula for calculating revenue sharing payments may be different from the formulas that the Dealers use. Please refer to the Funds' Statement of Additional Information for additional information relating to revenue sharing payments.

     Neither Lord Abbett nor Lord Abbett Distributor makes payments directly to a Dealer's investment professionals, but rather they are made solely to the Dealer itself (with the exception of expense reimbursements related to the attendance of a Dealer's investment professionals at training and education meetings and at other meetings involving the Lord Abbett Funds). The Dealers receiving additional payments include those that may recommend that their clients consider or select the Funds or other Lord Abbett Funds for investment purposes, including those that may include one or more of the Lord Abbett Funds on a "preferred" or "recommended" list of mutual funds. In some circumstances, the payments may create an incentive for a Dealer or its investment professionals to recommend or sell shares of Lord Abbett Funds to a client over shares of other funds. For more specific information about any additional payments, including revenue sharing, made to your Dealer, please contact your investment professional.

     The Funds' portfolio transactions are not used as a form of sales-related compensation to Dealers that sell shares of the Lord Abbett Funds. Lord Abbett places a Fund's portfolio transactions with broker-dealer firms based on the firm's ability to provide the best net results from the transaction to the Fund. To the extent that Lord Abbett determines that a Dealer can provide the Fund with the best net results, Lord Abbett may place the Fund's portfolio transactions with the Dealer even though it sells or has sold shares of the Fund. In no event, however, does or will Lord Abbett give any consideration to a Dealer's sales in deciding which Dealer to choose to execute the Fund's portfolio transactions. Lord Abbett maintains policies and procedures designed to ensure that it places portfolio transactions based on the Fund's receipt of the best net results only. These policies and procedures also permit Lord Abbett to give consideration to proprietary investment research a Dealer may provide to Lord Abbett.

     In addition to the payments from Lord Abbett or Lord Abbett Distributor described above, from time to time, the Lord Abbett Funds may enter into arrangements with and pay fees to Financial Intermediaries that provide recordkeeping services to certain groups of investors in the Lord Abbett Funds, including participants in Retirement and Benefit Plans, investors in mutual fund advisory programs, investors in variable insurance products and clients of Financial Intermediaries that operate in an omnibus environment (collectively, "Investors"). The recordkeeping services typically include:
     (a) establishing and maintaining Investor accounts and records; (b) recording Investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to Investors; (e) furnishing proxy materials, periodic Lord Abbett Fund reports, prospectuses and other communications to Investors as required; (f) transmitting Investor transaction information; and (g) providing information in order to assist the Lord Abbett Funds in their compliance with state securities laws. The fees the Lord Abbett Funds pay: (1) are designed to be equal to or less than the fees the Funds would pay to their transfer agent for similar services; and (2) do not relate to distribution services. The Lord Abbett Funds understand that, in accordance with guidance from the U.S. Department of Labor, Retirement and Benefit Plans, sponsors of qualified retirement plans and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the Retirement and Benefit Plans or the Investors. This may take the form of recordkeepers passing the fees through to their clients or reducing the clients' charges by the amount of fees the recordkeeper receives from mutual funds.

     The Lord Abbett Funds may also pay fees to brokerdealers for networking services. Networking services may include but are not limited to:

     - establishing and maintaining individual accounts and records;

     - providing client account statements; and

     - providing 1099 forms and other tax statements.

     The networking fees that the Lord Abbett Funds pay to broker-dealers normally result in reduced fees to the transfer agent, which would otherwise provide these services.


REDEMPTIONS

     Redemptions of each Fund's shares are executed at the NAV next determined after a Fund receives your order in proper form. In the case of redemptions involving Retirement and Benefit Plans, you may be required to provide a Fund with one or more completed forms before your order will be executed. For more information, please call 800-821-5129.

     BY BROKER. Call your investment professional for instructions on how to redeem your shares.

     BY TELEPHONE. To obtain the proceeds of a redemption of less than $50,000 from your account, you or your representative should call the Funds at 800-821-5129.

[SIDENOTE]

TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number, and other relevant information. The Funds will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.

     BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to redeem and include all necessary signatures.

     Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

     If the signer has any legal capacity (i.e., the authority of an individual to act on behalf of an entity or other person(s)), the signature and capacity must be guaranteed by an ELIGIBLE GUARANTOR. Certain other legal documentation may be required. For more information regarding proper documentation, please call 800-821-5129.

     A GUARANTEED SIGNATURE is designed to protect you from fraud by verifying your signature. We require a Guaranteed Signature by an Eligible Guarantor on requests for:

     - a redemption check for which you have the legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate or on behalf of a corporation),

     - a redemption check payable to anyone other than the shareholder(s) of record,

     - a redemption check to be mailed to an address other than the address of record,

     - a redemption check payable to a bank other than the bank we have on file, or

     -  a redemption for $50,000 or more.

[SIDENOTE]

ELIGIBLE GUARANTOR is any broker or bank that is usually a member of the medallion stamp program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.

GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

-    In the case of an estate -

     Robert A. Doe
     Executor of the Estate of
     John W. Doe

     [Date]

[SEAL]

-    In the case of a corporation -
     ABC Corporation

     Mary B. Doe

     By Mary B. Doe, President
     [Date]

[SEAL]

     BY WIRE. In order to receive funds by wire, our servicing agent must have the wiring instructions on file. To verify that this feature is in place, call 800-821-5129 Ext. 34028, Institutional Trading Dept. (minimum wire:
     $1,000). Your wire redemption request must be received by a Fund before the close of the NYSE for money to be wired on the next business day.

     REDEMPTIONS IN KIND. Each Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that a Fund would do so except in unusual circumstances. If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

DISTRIBUTIONS AND TAXES

     Each Fund expects to pay you dividends from its net investment income annually and expects to distribute any net capital gains annually as "capital gains distributions." Distributions will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash.

     A Fund's distributions are taxable to you in the year they are considered received for tax purposes. Distributions of investment income and short-term capital gains are taxable to you as ordinary income; however, certain qualified dividends that a Fund receives and distributes to you may be subject to a reduced tax rate if you meet holding period and certain other requirements. Distributions of net long-term capital gains are taxable to you as long-term capital gains. This tax treatment of distributions of net long-term capital gains applies regardless of how long you have owned Fund shares or whether distributions are reinvested or paid in cash.

     Except in tax-advantaged accounts, any sale, redemption, or exchange of Fund shares may be taxable to you.

     If you buy shares when a Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

     Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by a Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of such distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

SERVICES FOR FUND INVESTORS

     We offer the following shareholder services:

     TELEPHONE EXCHANGE PRIVILEGE. Class Y shares may be exchanged without a service charge for Class Y shares of any ELIGIBLE FUND among the Lord Abbett-sponsored funds.

     ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.


     HOUSEHOLDING. We have adopted a policy that allows us to send only one copy of the Fund's prospectus, proxy material, Annual Report and Semiannual Report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call us at 800-821-5129 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219366, Kansas City, MO 64121.


     ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Funds at 800-821-5129.

[SIDENOTE]

EXCHANGE LIMITATIONS. As described under "Your Investment - Purchases," we reserve the right to reject or restrict any exchange request if the Fund or Lord Abbett Distributor determines it is in the best interest of the Fund and its shareholders. The Fund also may revoke the privilege for all shareholders upon 60 days' written notice.

ELIGIBLE FUND. An Eligible Fund is any Lord Abbett-sponsored fund offering Class Y shares.

                                                           MICRO-CAP GROWTH FUND

                              FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal years indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each year, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2005 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.



                                                                                  CLASS Y SHARES
                                                 ------------------------------------------------------------------------------
                                                                                 YEAR ENDED 10/31
PER SHARE OPERATING PERFORMANCE                    2005              2004            2003             2002              2001
NET ASSET VALUE, BEGINNING OF YEAR               $   12.00        $    10.96       $    7.55        $    9.52        $    13.21
INVESTMENT OPERATIONS
 Net investment income (loss)(a)                      (.22)             (.20)           (.11)             .01               .04
 Net realized and unrealized gain (loss)              3.00              1.24            3.52            (1.95)            (1.35)
TOTAL FROM INVESTMENT OPERATIONS                      2.78              1.04            3.41            (1.94)            (1.31)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                  --                --              --             (.03)             (.04)
 Net realized gain                                    (.35)               --              --               --             (2.34)
TOTAL DISTRIBUTIONS                                   (.35)               --              --             (.03)            (2.38)
NET ASSET VALUE, END OF YEAR                     $   14.43        $    12.00       $   10.96        $    7.55        $     9.52
TOTAL RETURN(b)                                      23.57%             9.49%          45.17%          (20.42)%          (11.00)%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense
  reductions and expenses assumed                     1.85%             1.85%+          1.42%             .00%              .00%
 Expenses, excluding expense
  reductions and expenses assumed                     2.25%             2.27%+          2.51%            2.61%             3.64%
 Net investment income (loss)                        (1.67)%           (1.66)%+        (1.27)%            .14%              .42%

                                                                                 YEAR ENDED 10/31
                                                 ------------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                 2005              2004            2003             2002              2001
NET ASSETS, END OF YEAR (000)                    $   1,221        $    1,018       $       8        $       6        $        7
PORTFOLIO TURNOVER RATE                              64.79%            79.07%         126.71%           34.08%            80.17%



+    The ratios have been determined on a Fund basis.

(a)  Calculated using average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c)  Amount represents less than $.01.

                                                            MICRO-CAP VALUE FUND

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal years indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each year, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2005 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.



                                                                                  CLASS Y SHARES
                                                 ------------------------------------------------------------------------------
                                                                                 YEAR ENDED 10/31
PER SHARE OPERATING PERFORMANCE                    2005              2004            2003             2002              2001
NET ASSET VALUE, BEGINNING OF YEAR               $   24.00        $    21.53       $   15.63        $   15.72        $    15.92
INVESTMENT OPERATIONS
 Net investment income (loss)(a)                      (.26)             (.22)           (.09)             .12               .16
 Net realized and unrealized gain                     6.16              4.32            6.73              .59              2.19
TOTAL FROM INVESTMENT OPERATIONS                      5.90              4.10            6.64              .71              2.35
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                  --              (.35)           (.11)            (.08)             (.17)
 Net realized gain                                   (2.73)            (1.28)           (.63)            (.72)            (2.38)
TOTAL DISTRIBUTIONS                                  (2.73)            (1.63)           (.74)            (.80)            (2.55)
NET ASSET VALUE, END OF YEAR                     $   27.17        $    24.00       $   21.53        $   15.63        $    15.72
TOTAL RETURN(b)                                      26.78%            20.36%          44.35%            4.51%            17.48%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense
  reductions and expenses assumed                     1.85%             1.85%+          1.41%             .00%              .00%
 Expenses, excluding expense
  reductions and expenses assumed                     2.11%             2.02%+          1.86%            2.38%             2.70%
 Net investment income (loss)                        (1.06)%            (.97)%+         (.52)%            .69%             1.02%

                                                                                 YEAR ENDED 10/31
                                                 ------------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                 2005              2004            2003             2002              2001
NET ASSETS, END OF YEAR (000)                    $   3,627        $    1,763       $      21        $      15        $       14
PORTFOLIO TURNOVER RATE                              34.59%            36.97%          48.55%           36.02%            52.63%



+    The ratios have been determined on a Fund basis.

(a)  Calculated using average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

TO OBTAIN INFORMATION:                  ADDITIONAL INFORMATION

BY TELEPHONE. For shareholder              More information on each Fund is
account inquiries call the Funds           available free upon request,
at: 800-821-5129. For literature           including the following:
requests call the Funds at:
800-874-3733.                              ANNUAL/SEMIANNUAL REPORT

BY MAIL. Write to the Funds at:            The Funds' Annual and Semiannual
The Lord Abbett Family of Funds            Reports contain more information
90 Hudson Street                           about each Fund's investments and
Jersey City, NJ 07302-3973                 performance. The Annual Report also
                                           includes details about the market
VIA THE INTERNET.                          conditions and investment
LORD, ABBETT & CO. LLC                     strategies that had a significant
www.LordAbbett.com                         effect on each Fund's performance
                                           during the last fiscal year. The
Text only versions of Fund                 Reports are available free of
documents can be viewed online or          charge, at www.LordAbbett.com, and
downloaded from the SEC:                   through other means, as indicated
www.sec.gov.                               on the left.

You can also obtain copies by              STATEMENTS OF ADDITIONAL INFORMATION ("SAI")
visiting the SEC's Public Reference
Room in Washington, DC (phone              Provides more details about the
202-942-8090) or by sending your           Funds and their policies. A current
request and a duplicating fee to           SAI is on file with the Securities
the SEC's Public Reference Section,        and Exchange Commission ("SEC") and
Washington, DC 20549-0102 or by            is incorporated by reference (is
sending your request electronically        legally considered part of this
to publicinfo@sec.gov.                     prospectus). Although the SAI is
                                           not available at
                                           www.LordAbbett.com, the SAI is
                                           available through other means,
                                           generally without charge, as
                                           indicated on the left.

[LORD ABBETT(R) LOGO]

     Lord Abbett Mutual Fund shares
          are distributed by:               Lord Abbett Securities Trust
      LORD ABBETT DISTRIBUTOR LLC               Lord Abbett Micro-Cap Growth Fund          LST-Y-1
           90 Hudson Street                     Lord Abbett Micro-Cap Value Fund           3/06
  Jersey City, New Jersey 07302-3973

                                           SEC FILE NUMBER: 811-7538

STATEMENT OF ADDITIONAL INFORMATION                                MARCH 1, 2006


                          LORD ABBETT SECURITIES TRUST
                        LORD ABBETT MICRO-CAP GROWTH FUND
                        LORD ABBETT MICRO-CAP VALUE FUND
                                (CLASS A SHARES)


This Statement of Additional Information ("SAI") is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at 90 Hudson Street, Jersey City, NJ 07302-3973. This SAI relates to, and should be read in conjunction with, the Prospectus for the Lord Abbett Securities Trust - Lord Abbett Micro-Cap Growth Fund ("Micro-Cap Growth Fund") and Lord Abbett Micro-Cap Value Fund ("Micro-Cap Value Fund") (each individually a "Fund" or, collectively, the "Funds"), dated March 1, 2006.


Shareholder account inquiries should be made by directly contacting the Funds or by calling 800-821-5129. The Annual Report to Shareholders contains additional performance information and is available without charge, upon request by calling 800-874-3733. In addition, you can make inquiries through your dealer.

          TABLE OF CONTENTS

                                                                            PAGE
          1.   Fund History                                                 2
          2.   Investment Policies                                          2
          3.   Management of the Funds                                      10
          4.   Control Persons and Principal Holders of Securities          18
          5.   Investment Advisory and Other Services                       20
          6.   Brokerage Allocations and Other Practices                    21
          7.   Classes of Shares                                            22
          8.   Purchases, Redemptions, Pricing and Payments to Dealers      25
          9.   Taxation of the Funds                                        29
          10.  Underwriter                                                  31
          11.  Performance                                                  31
          12.  Financial Statements                                         33
               Appendix A.   Fund Portfolio Information Recipients          34
               Appendix B.   Proxy Voting Policies and Procedures           40

                                       1.
                                  FUND HISTORY

Lord Abbett Securities Trust (the "Trust") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"). The Trust was organized as a Delaware business trust on February 26, 1993, with an unlimited amount of shares of beneficial interest authorized. The Trust has seven funds or series, but only shares of Class A of Micro-Cap Growth Fund and Micro-Cap Value Fund are described in this SAI. Class A shares of the Funds are only offered to current or retired employees, partners, and officers, directors or trustees of each of Lord Abbett-sponsored funds and the spouses and children under the age of 21 of each such employee, officer, director or trustee.

                                       2.
                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS. Each Fund's investment objective in the Prospectus cannot be changed without approval of a majority of each Fund's outstanding shares. Each Fund is also subject to the following fundamental investment restrictions that cannot be changed without approval of a majority of each Fund's outstanding shares.

Each Fund may not:

   (1) borrow money, except that (i) it may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) it may borrow up to an additional 5% of its total assets for temporary purposes, (iii) it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) it may purchase securities on margin to the extent permitted by applicable law;

   (2) pledge its assets (other than to secure borrowings, or to the extent permitted by each Fund's investment policies as permitted by applicable law);

   (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

   (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

   (5) buy or sell real estate (except that each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), or commodities or commodity contracts (except to the extent each Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

   (6) with respect to 75% of its gross assets, buy securities of one issuer representing more than (i) 5% of its gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer;

   (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or

   (8) issue senior securities to the extent such issuance would violate applicable law.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security, except in the case of the first restriction with which the Funds must comply on a continuous basis.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition to the investment objective of each Fund, and the investment restrictions above that cannot be changed without shareholder approval, each Fund is also subject to the following non-fundamental investment restrictions that may be changed by the Board of Trustees (the "Board") without shareholder approval.

Each Fund may not:

   (1) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

   (2) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933 ("Rule 144A"), determined by Lord Abbett to be liquid subject to the oversight of the Board;

   (3) invest in securities issued by other investment companies except to the extent permitted by applicable law (the All Value Fund and the International Opportunities Fund, additional series of the Trust, may not, however, rely on Sections 12(d)(1)(F) and 12(d)(1)(G) of the Act);

   (4) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of a Fund's total assets (included within such limitation, but not to exceed 2% of its total assets, are warrants which are not listed on the New York Stock Exchange ("NYSE")or American Stock Exchange or a major foreign exchange);

   (5) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that it may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;

   (6) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in its Prospectus and SAI, as they may be amended from time to time; or

   (7) buy from or sell to any of the Trust's officers, trustees, employees, or its investment adviser or any of the adviser's officers, partners or employees, any securities other than the Trust's shares.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security.


PORTFOLIO TURNOVER RATE. For the fiscal years ended October 31, 2005 and 2004, the portfolio turnover rate was:



         FUND                     2005              2004
---------------------------------------------------------
Micro-Cap Growth Fund            64.79%            79.07%
Micro-Cap Value Fund             34.59%            36.97%


ADDITIONAL INFORMATION ON PORTFOLIO RISKS, INVESTMENTS AND TECHNIQUES. This section provides further information on certain types of investments and investment techniques that may be used by each Fund, including their associated risks.

BORROWING MONEY. Each Fund may borrow money for certain purposes as described above under "Fundamental Investment Restrictions." If a Fund borrows money and experiences a decline in its net asset value, the borrowing will increase its losses.

CONVERTIBLE SECURITIES. Each Fund may invest in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible into common stock. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. The market value of convertible securities tends to decline as interest rates increase. If, however, the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. In such a case, a convertible security may lose much or all of its value if the value of the underlying common stock then falls below the conversion price of the security. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly based on its fixed income characteristics, and thus, may not necessarily decline in price as much as the underlying common stock.

DEBT SECURITIES. Each Fund may invest in debt securities, such as bonds, debentures, government obligations, commercial paper and pass-through instruments. The value of debt securities may fluctuate based on changes in interest rates and the issuer's financial condition. When interest rates rise or the issuer's financial condition worsens or is perceived by the market to be at greater risk, the value of debt securities tends to decline.

DEPOSITARY RECEIPTS. Each Fund may invest in American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market liquidity currency, political, information and other risks. Although each Fund may not invest more than 10% of its net assets in foreign securities, ADRs are not subject to this limitation.

FOREIGN CURRENCY TRANSACTIONS. In accordance with each Fund's investment objective and policies, a Fund may engage in spot transactions and may use forward contracts to protect against uncertainty in the level of future exchange rates.

Each Fund may enter into forward contracts with respect to specific transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

Each Fund also may use forward contracts in connection with existing portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund's exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the Fund's exposure to foreign currency fluctuations from one country to another. For example, when Lord Abbett believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. This investment practice generally is referred to as "cross-hedging" when another foreign currency is used.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements may not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs.

At or before the maturity date of a forward contract that requires a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.

The cost to a Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

FOREIGN SECURITIES. Each Fund may invest up to 10% of their net assets in foreign securities that are primarily traded outside the United States. This limitation does not include ADRs. Foreign securities may involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers, including the following:

   - Foreign securities may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to foreign securities and changes in exchange control regulations (i.e., currency blockage). A decline in the exchange rate of the foreign currency in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security in U.S. dollars.
   - Brokerage commissions, custodial services, and other costs relating to investment in foreign securities markets generally are more expensive than in the U.S.
   - Clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures may be unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.
   - Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a comparable U.S. issuer.
   - There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.
   - Foreign securities markets may have substantially less volume than U.S. securities markets, and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers.
   - Foreign securities may trade on days when a Fund does not sell shares. As a result, the value of a Fund's portfolio securities may change on days an investor may not be able to purchase or redeem Fund shares.
   - With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of a Fund, and political or social instability or diplomatic developments that could affect investments in those countries.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Although each Fund has no current intention of doing so, each Fund may engage in futures and options on futures transactions in accordance with its investment objectives and policies.

Futures contracts are standardized contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. In addition to incurring fees in connection with futures and options, an investor is required to maintain margin deposits. At the time of entering into a futures transaction or writing an option, an investor is required to deposit a specified amount of cash or eligible securities called "initial margin." Subsequent payments, called "variation margin," are made on a daily basis as the market price of the futures contract or option fluctuates.

Each Fund may purchase and sell futures contracts and purchase and write call and put options on futures contracts for bona fide hedging purposes, including to hedge against changes in interest rates, securities prices, or to the extent a Fund invests in foreign securities, currency exchange rates, or in order to pursue risk management strategies, including gaining efficient exposure to markets and minimizing transaction costs. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. A Fund may not purchase or sell futures contracts, options on futures contracts or options on currencies traded on a CFTC-regulated exchange for non-bona fide hedging purposes if the aggregate initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.

Futures contracts and options on futures contracts present substantial risks, including the following:

   - While a Fund may benefit from the use of futures and related options, unanticipated market events may result in poorer overall performance than if a Fund had not entered into any futures or related options transactions.
   - Because perfect correlation between a futures position and a portfolio position that a Fund intends to hedge is impossible to achieve, a hedge may not work as intended, and a Fund may thus be exposed to additional risk of loss.
   - The loss that a Fund may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
   - Futures markets are highly volatile, and the use of futures may increase the volatility of a Fund's net asset value.
   - As a result of the low margin deposits normally required in futures and options on futures trading, a relatively small price movement in a contract may result in substantial losses to a Fund.
   - Futures contracts and related options may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
   - The counterparty to an OTC contract may fail to perform its obligations under the contract.

STOCK INDEX FUTURES. Although each Fund has no current intention of doing so, each Fund may seek to reduce the volatility in its portfolio through the use of stock index futures contracts. A stock index futures contract is an agreement pursuant to which two parties agree, one to receive and the other to pay, on a specified date an amount of cash equal to a specified dollar amount -- established by an exchange or board of trade -- times the difference between the value of the index at the close of the last trading day of the contract and the price at which the futures contract is originally written. The purchaser pays no consideration at the time the contract is entered into; the purchaser only pays a good faith deposit.

The market value of a stock index futures contract is based primarily on the value of the underlying index. Changes in the value of the index will cause roughly corresponding changes in the market price of the futures contract. If a stock index is established that is made up of securities whose market characteristics closely parallel the market characteristics of the securities in a Fund's portfolio, then the market value of a futures contract on that index should fluctuate in a way closely resembling the market fluctuation of the portfolios. Thus, if a Fund sells futures contracts, a decline in the market value of the portfolio will be offset by an increase in the value of the short futures position to the extent of the hedge (i.e., the size of the futures position). Conversely, when a Fund has cash available (for example, through substantial sales of shares) and wishes to invest the cash in anticipation of a rising market, the Fund could rapidly hedge against the expected market increase by buying futures contracts to offset the cash position and thus cushion the adverse effect of attempting to buy individual securities in a rising market. Stock index futures contracts are subject to the same risks as other futures contracts discussed above under "Futures Contracts and Options on Futures Contracts." To date, each Fund has not entered into any stock index futures contracts and has no present intent to do so.

ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

   -   Domestic and foreign securities that are not readily marketable.
   - Repurchase agreements and time deposits with a notice or demand period of more than seven days.
   - Certain restricted securities, unless Lord Abbett determines, subject to the oversight of the Board, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A ("144A Securities") and is liquid.

144A Securities may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment. Investing in 144A Securities may decrease the liquidity of each Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

INVESTMENT COMPANIES. Each Fund may invest in securities of other investment companies subject to limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Each Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which it invests. Such investment companies will generally be money market funds or have investment objectives, policies and restrictions substantially similar to those of the investing Fund and will be subject to substantially the same risks.

Each Fund may, consistent with its investment policies, invest in investment companies established to accumulate and hold a portfolio of securities that is intended to track the price performance and dividend yield of a well-known securities index. A Fund may use such investment company securities for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of such securities may not perfectly parallel the price movement of the underlying index. An example of this type of security is the Standard & Poor's Depositary Receipt, commonly known as a "SPDR."

LISTED OPTIONS ON SECURITIES. Each Fund may purchase and write national securities exchange-listed put and call options on securities or securities indices in accordance with its investment objectives and policies. A "call option" is a contract sold for a price giving its holder the right to buy a specific amount of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. Each Fund may write covered call options that are traded on a national securities exchange with respect to securities in its portfolio in an attempt to increase income and to provide greater flexibility in the disposition of portfolio securities. During the period of the option, a Fund forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds its net premium). Each Fund may also enter into "closing purchase transactions" in order to terminate their obligation to deliver the underlying security. This may result in a short-term gain or loss. A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If a Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation.

A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by a Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. Writing listed put options may be a useful portfolio investment strategy when the Fund has cash or other reserves available for investment as a result of sales of Fund shares or when the investment manager believes a more defensive and less fully invested position is desirable in light of market conditions. Each Fund will not purchase an option if, as a result of such purchase, more than 10% of its total assets would be invested in premiums for such options. Each Fund may write covered put options to the extent that cover for such options does not exceed 15% of its net assets. Each Fund may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of the Fund's net assets at the time an option is written.

The purchase and writing of options is a highly specialized activity that involves special investment risks. Each Fund may use options for hedging or cross hedging purposes or to seek to increase total return (which is considered a speculative activity). If Lord Abbett is incorrect in its expectation of changes in market prices or determination of the correlation between the securities on which options are based and a Fund's portfolio securities, the Fund may incur losses. The use of options can also increase a Fund's transaction costs.

PREFERRED STOCK, WARRANTS AND RIGHTS. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stockholders but after bond holders and other creditors. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Investments in preferred stock present market and liquidity risks. The value of a preferred stock may be highly sensitive to the economic condition of the issuer, and markets for preferred stock may be less liquid than the market for the issuer's common stock.

Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The value of a warrant or right may not necessarily change with the value of the underlying securities. Warrants and rights cease to have value if they are not exercised prior to their expiration date. Investments in warrants and rights are thus speculative and may result in a total loss of the money invested.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction by which the purchaser acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The resale price reflects the purchase price plus an agreed-upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security. Each Fund requires at all times that the repurchase agreement be collateralized by cash or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises ("U.S. Government Securities") having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). Such agreements permit a Fund to keep all of their assets at work while retaining flexibility in pursuit of investments of a longer term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Funds may incur a loss upon disposition of them. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. Each Fund intends to limit repurchase agreements to transactions with dealers and financial institutions believed by Lord Abbett, as the investment manager, to present minimal credit risks. Lord Abbett will monitor the creditworthiness of the repurchase agreement sellers on an ongoing basis.

REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). This risk is greatly reduced because the Fund receives cash equal to 100% of the price of the security sold. Engaging in reverse repurchase agreements may also involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. Each Fund will attempt to minimize this risk by managing its duration. Each Fund's reverse repurchase agreements will not exceed 20% of the Fund's net assets.

SECURITIES LENDING. Each Fund may lend portfolio securities to registered broker-dealers. These loans may not exceed 30% of a Fund's total assets. Securities loans will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government Securities or other permissible means at least equal to 102% of the market value of domestic securities loaned and 105% in the case of foreign securities loaned. A Fund may pay a part of the interest received with respect to the investment of collateral to a borrower and/or a third party that is not affiliated with the Fund and is acting as a "placing broker." No fee will be paid to affiliated persons of a Fund.

By lending portfolio securities, each of the Funds can increase its income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government Securities, or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities or other forms of non-cash collateral are received. Lending portfolio securities could result in a loss or delay in recovering a Fund's securities if the borrower defaults.

SHORT SALES. Each Fund may make short sales of securities or maintain a short position, if at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short. Each Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales.

TEMPORARY DEFENSIVE INVESTMENTS. As described in the Prospectus each Fund is authorized to temporarily invest a substantial amount, or even all, of its assets in various short-term fixed income securities to take a defensive position. These securities include:

   - U.S. Government Securities. These securities include Treasury bills, notes and bonds.
   - Commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.
   - Bank certificates of deposit and time deposits. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.

   - Bankers' acceptances. Bankers' acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are "accepted" when a bank guarantees their payment at maturity.
   -   Repurchase agreements.

WHEN-ISSUED OR FORWARD TRANSACTIONS. Each Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by the Fund to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government Securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at a Fund's custodian in order to pay for the commitment. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date that could result in depreciation of the value of fixed-income when-issued securities. At the time each Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Each Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

POLICIES AND PROCEDURES GOVERNING DISCLOSURE OF PORTFOLIO HOLDINGS. The Board has adopted policies and procedures with respect to the disclosure of the Funds' portfolio holdings and ongoing arrangements making available such information to the general public, as well as to certain third parties on a selective basis. Among other things, the policies and procedures are reasonably designed to ensure that the disclosure is in the best interests of Fund shareholders and to address potential conflicts of interest between the Funds on the one hand and Lord Abbett and its affiliates or affiliates of the Funds on the other hand. Except as noted in the three instances below, the Funds do not provide portfolio holdings to any third party until they are made available to the general public on Lord Abbett's website at www.LordAbbett.com or otherwise. The exceptions are as follows:

   1. The Funds may provide their portfolio holdings to (a) third parties that render services to the Funds relating to such holdings (i.e., pricing vendors, ratings organizations, custodians, external administrators, independent public accounting firms, counsel, etc.), as appropriate to the service being provided to the Funds, on a daily, monthly, calendar quarterly or annual basis within 15 days following the end of the period, and (b) third party consultants on a monthly or calendar quarterly basis within 15 days following period-end for the sole purpose of performing their own analyses with respect to the Funds. The Funds may discuss or otherwise share portfolio holdings or related information with counterparties that execute transactions on behalf of the Funds;

   2. The Funds may provide portfolio commentaries or fact sheets containing, among other things, a discussion of select portfolio holdings and a list of up to the ten largest portfolio positions, and/or portfolio performance attribution information as of the month-end within 15 days thereafter to certain Financial Intermediaries; and

   3. The Funds may provide their portfolio holdings or related information in response to governmental requests or subpoenas or in similar circumstances.

Before providing schedules of their portfolio holdings to a third party in advance of making them available to the general public, the Funds obtain assurances through contractual obligations, certifications or other appropriate means such as due diligence sessions and other meetings to the effect that: (i) neither the receiving party nor any of its officers, employees or agents will be permitted to take any holding-specific investment action based on the portfolio holdings, and (ii) the receiving party will not use or disclose the information except as it relates to rendering services for the Funds related to portfolio holdings, to perform certain internal analyses in connection with its evaluation of the Funds and/or their investment strategies, or as otherwise agreed to among the parties. In addition and also in the case of other portfolio related information, written materials will contain appropriate legends requiring that the information be kept confidential and restricting the use of the information. An executive officer of each Fund approves these arrangements subject to the Board's review and oversight, and Lord Abbett provides reports at least semi-annually to the Board concerning them. The Board also reviews the Funds' policies and procedures governing these arrangements on an annual basis. These policies and procedures may be modified at any time with the approval of the Board.

Neither the Funds, Lord Abbett nor any other party receives any compensation or other consideration in connection with any arrangement described in this section, other than fees payable to a service provider rendering services to the Funds related to the Funds' portfolio holdings. For these purposes, compensation does not include normal and customary fees that Lord Abbett or an affiliate may receive as a result of investors making investments in the Funds. Neither the Funds, Lord Abbett nor any of their affiliates has entered into an agreement or other arrangement with any third party recipient of portfolio related information under which the third party would maintain assets in the Funds or in other investment companies or accounts managed by Lord Abbett or any of its affiliated persons.

Lord Abbett's Compliance Department periodically reviews and evaluates Lord Abbett's adherence to the above policies and procedures, including the existence of any conflicts of interest between the Funds on the one hand and Lord Abbett and its affiliates or affiliates of the Funds on the other hand. The Compliance Department reports to the Board at least annually regarding its assessment of compliance with these policies and procedures.

FUND PORTFOLIO INFORMATION RECIPIENTS. Attached as Appendix A is a list of the third parties that may receive portfolio holdings information under the circumstances described above.

                                       3.
                             MANAGEMENT OF THE FUNDS


The Board of Trustees is responsible for the management of the business and affairs of each Fund in accordance with the laws of the State of Delaware. The Board appoints officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. As discussed in the Funds' semiannual Report to shareholders, the Board also approves an investment adviser to each Fund, continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Trustee holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Funds' organizational documents.


Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Funds' investment adviser.

INTERESTED TRUSTEE


The following Trustee is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 54 portfolios or series.



                                        CURRENT POSITION
          NAME, ADDRESS AND             LENGTH OF SERVICE           PRINCIPAL OCCUPATION
            YEAR OF BIRTH                  WITH TRUST              DURING PAST FIVE YEARS           OTHER DIRECTORSHIPS
ROBERT S. DOW                          Trustee since 1993;   Managing Partner and Chief         N/A
Lord, Abbett & Co. LLC                 Chairman since        Executive Officer of Lord Abbett
90 Hudson Street                       1996                  since 1996.
Jersey City, NJ 07302
(1945)


INDEPENDENT TRUSTEES


The following independent or outside Trustees are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 54 portfolios or series.

                                       CURRENT POSITION
NAME, ADDRESS AND                      LENGTH OF SERVICE     PRINCIPAL OCCUPATION
YEAR OF BIRTH                          WITH TRUST            DURING PAST FIVE YEARS                OTHER DIRECTORSHIPS
E. THAYER BIGELOW                      Trustee since 1994    Managing General Partner, Bigelow     Currently serves as
Lord, Abbett & Co. LLC                                       Media, LLC (since  2000); Senior      director of Adelphia
c/o Legal Dept.                                              Adviser, Time Warner Inc. (1998 -     Communications, Inc.,
90 Hudson Street                                             2000); Acting Chief Executive         Crane Co., and Huttig
Jersey City, NJ 07302                                        Officer of  Courtroom Television      Building Products Inc.
(1941)                                                       Network (1997 - 1998); President
                                                             and Chief Executive Officer of Time
                                                             Warner Cable Programming, Inc.
                                                             (1991 - 1997).

WILLIAM H.T. BUSH                      Trustee since 1998    Co-founder and Chairman of the        Currently serves as
Lord, Abbett & Co. LLC                                       Board of the financial advisory       director of WellPoint,
c/o Legal Dept.                                              firm of Bush-O'Donnell & Company      Inc. (since 2002), and
90 Hudson Street                                             (since 1986).                         Engineered Support
Jersey City, NJ 07302                                                                              Systems, Inc. (since
(1938)                                                                                             2000).

ROBERT B. CALHOUN, JR.                 Trustee since 1998    Managing Director of Monitor          Currently serves as
Lord, Abbett & Co. LLC                                       Clipper Partners (since 1997) and     director of Avondale,
c/o Legal Dept.                                              President of Clipper Asset            Inc. and Interstate
90 Hudson Street                                             Management Corp. (since 1991), both   Bakeries Corp.
Jersey City, NJ 07302                                        private equity investment funds.
(1942)

JULIE A. HILL                          Trustee since 2004    Owner and CEO of the Hillsdale        Currently serves as
Lord, Abbett & Co. LLC                                       Companies, a business consulting      director of WellPoint,
c/o Legal Dept.                                              firm (since 1998); Founder,           Inc.; Resources
90 Hudson Street                                             President and Owner of the            Connection Inc.; and
Jersey City, NJ 07302                                        Hiram-Hill and Hillsdale              Holcim (US) Inc. (a
(1946)                                                       Development Companies (1998 -         subsidiary of Holcim
                                                             2000).                                Ltd.).

FRANKLIN W. HOBBS                      Trustee since 2001    Former Chief Executive Officer of     Currently serves as
Lord, Abbett & Co. LLC                                       Houlihan Lokey Howard & Zukin, an     director of Adolph Coors
c/o Legal Dept.                                              investment bank (January 2002 -       Company.
90 Hudson Street                                             April 2003); Chairman of Warburg
Jersey City, NJ 07302                                        Dillon Read (1999 - 2001); Global
(1947)                                                       Head of Corporate Finance of SBC
                                                             Warburg Dillon Read (1997 - 1999);
                                                             Chief Executive Officer of Dillon,
                                                             Read & Co. (1994 - 1997).

C. ALAN MACDONALD                      Trustee since 1993    Retired -- General Business and       Currently serves as
Lord, Abbett & Co. LLC                                       Governance Consulting (since 1992);   director of H.J. Baker
c/o Legal Dept.                                              formerly President and CEO of         (since 2003).
90 Hudson Street                                             Nestle Foods.
Jersey City, NJ 07302
(1933)

THOMAS J. NEFF                         Trustee since 1993    Chairman of Spencer Stuart (U.S.),    Currently serves as
Lord, Abbett & Co. LLC                                       an executive search consulting firm   director of Ace, Ltd.
c/o Legal Dept.                                              (since 1996); President of Spencer    (since 1997) and Hewitt
90 Hudson Street                                             Stuart (1979-1996).                   Associates, Inc.
Jersey City, NJ 07302
(1937)

OFFICERS

None of the officers listed below have received compensation from the Trust. All the officers of the Trust may also be officers of the other Lord
Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.


            NAME AND                CURRENT POSITION       LENGTH OF SERVICE                  PRINCIPAL OCCUPATION
          YEAR OF BIRTH                WITH TRUST         OF CURRENT POSITION                DURING PAST FIVE YEARS
ROBERT S. DOW                      Chief Executive      Elected in 1993           Managing Partner and Chief Executive Officer
(1945)                             Officer and                                    of Lord Abbett (since 1996).
                                   President

SHOLOM DINSKY                      Executive Vice       Elected in 2003           Partner and Large Cap Value Investment
(1944)                             President                                      Manager, joined Lord Abbett in 2000.

LESLEY-JANE DIXON                  Executive Vice       Elected in 1999           Partner and Investment Manager, joined Lord
(1964)                             President                                      Abbett in 1995.

ROBERT P. FETCH                    Executive Vice       Elected in 1999           Partner and Small-Cap Value Senior
(1953)                             President                                      Investment Manager, joined Lord Abbett in
                                                                                  1995.

KENNETH G. FULLER                  Executive Vice       Elected in 2003           Investment Manager - Large Cap Value, joined
(1945)                             President                                      Lord Abbett in 2002; formerly Portfolio
                                                                                  Manager and Senior Vice President at Pioneer
                                                                                  Investment Management, Inc.

ROBERT I. GERBER                   Executive Vice       Elected in 2005           Partner and Director of Taxable Fixed Income
(1954)                             President                                      Management, joined Lord Abbett in 1997.

HOWARD E. HANSEN                   Executive Vice       Elected in 2003           Partner and Investment Manager, joined Lord
(1961)                             President                                      Abbett in 1995.

GERARD S. E. HEFFERNAN, JR.        Executive Vice       Elected in 1999           Partner and Research Analyst, joined Lord
(1963)                             President                                      Abbett in 1998.

TODD D. JACOBSON                   Executive Vice       Elected in 2003           Investment Manager, International Core
(1966)                             President                                      Equity, joined Lord Abbett in 2003;
                                                                                  formerly Director and Portfolio Manager
                                                                                  at Warburg Pincus Asset Management and
                                                                                  Credit Suisse Asset Management (2002 -
                                                                                  2003); prior thereto Associate Portfolio
                                                                                  Manager of Credit Suisse Asset
                                                                                  Management.

VINCENT J. MCBRIDE                 Executive Vice       Elected in 2003           Senior Investment Manager, International
(1964)                             President                                      Core Equity, joined Lord Abbett in 2003;
                                                                                  formerly Managing Director and Portfolio
                                                                                  Manager at Warburg Pincus Asset Management
                                                                                  and Credit Suisse Asset Management.

STEVEN MCBOYLE                     Executive Vice       Elected in 2005           Senior Investment Manager, Value
(1969)                             President                                      Opportunities Fund; formerly Vice
                                                                                  President, Mergers and Acquisitions, at
                                                                                  Morgan Stanley, joined Lord Abbett in 2001.

ROBERT G. MORRIS                   Executive Vice       Elected in 1998           Partner and Chief Investment Officer,
(1944)                             President                                      joined Lord Abbett in 1991.

ELI M. SALZMANN                    Executive Vice       Elected in 2003           Partner and Director of Institutional
(1964)                             President                                      Equity Investments, joined Lord Abbett in
                                                                                  1997.

HAROLD E. SHARON                   Executive Vice       Elected in 2003           Investment Manager and Director,
(1960)                             President                                      International Core Equity, joined Lord
                                                                                  Abbett in 2003; formerly Financial
                                                                                  Industry Consultant for Venture
                                                                                  Capitalist (2001 - 2003); prior thereto
                                                                                  Managing Director of Warburg Pincus Asset
                                                                                  Management and Credit Suisse Asset
                                                                                  Management.

CHRISTOPHER J. TOWLE               Executive Vice       Elected in 2005           Partner and Investment Manager, joined Lord
(1957)                             President                                      Abbett in 1987.

YAREK ARANOWICZ                    Vice President       Elected in 2004           Investment Manager, joined Lord Abbett in
(1963)                                                                            2003; formerly Vice President, Head of
                                                                                  Global Emerging Markets Funds of Warburg
                                                                                  Pincus Asset Management and Credit Suisse
                                                                                  Asset Management.

JAMES BERNAICHE                    Chief Compliance     Elected in 2004           Chief Compliance Officer, joined Lord
(1956)                             Officer                                        Abbett in 2001; formerly Vice President and
                                                                                  Chief Compliance Officer with Credit Suisse
                                                                                  Asset Management.

JOAN A. BINSTOCK                   Chief Financial      Elected in 1999           Partner and Chief Operations Officer,
(1954)                             Officer and Vice                               joined Lord Abbett in 1999.
                                   President

DAVID G. BUILDER                   Vice President       Elected in 2001           Equity Analyst, joined Lord Abbett in 1998.
(1954)

JOHN K. FORST                      Vice President and   Elected in 2005           Deputy General Counsel, joined Lord Abbett
(1960)                             Assistant Secretary                            in 2004; prior thereto Managing Director
                                                                                  and Associate General Counsel at New York
                                                                                  Life Investment Management LLC
                                                                                  (2002-2003); formerly Attorney at Dechert
                                                                                  LLP (2000-2002).

LAWRENCE H. KAPLAN                 Vice President and   Elected in 1997           Partner and General Counsel, joined Lord
(1957)                             Secretary                                      Abbett in 1997.

CHARLES P. MASSARE                 Vice President       Elected in 2005           Partner and Director of Quantitative
(1948)                                                                            Research & Risk Management, joined Lord
                                                                                  Abbett in 1998.

A. EDWARD OBERHAUS, III (1959)     Vice President       Elected in 1993           Partner and Manager of Equity Trading,
                                                                                  joined Lord Abbett in 1983.

F. THOMAS O'HALLORAN               Vice President       Elected in 2003           Partner and Investment Manager, joined Lord
(1955)                                                                            Abbett in 2001; formerly Executive
                                                                                  Director/Senior Research Analyst at Dillon
                                                                                  Read/UBS Warburg.

TODOR PETROV                       Vice President       Elected in 2003           Investment Manager, joined Lord Abbett in
(1974)                                                                            2003; formerly Associate Portfolio Manager
                                                                                  of Credit Suisse Asset Management.

CHRISTINA T. SIMMONS               Vice President and   Elected in 2000           Assistant General Counsel, joined Lord
(1957)                             Assistant Secretary                            Abbett in 1999.

BERNARD J. GRZELAK                 Assistant Treasurer  Elected in 2003           Director of Fund Administration, joined
(1971)                                                                            Lord Abbett in 2003; formerly Vice
                                                                                  President, Lazard Asset Management LLC
                                                                                  (2000-2003); prior thereto Manager of
                                                                                  Deloitte & Touche LLP.


COMMITTEES

The standing committees of the Board are the Audit Committee, the Proxy Committee, and the Nominating and Governance Committee.


The Audit Committee is composed wholly of Trustees who are not "interested persons" of the Funds. The members of the Audit Committee are Messrs. Bigelow, Calhoun, and Hobbs and Ms. Hill. The Audit Committee provides assistance to the Board in fulfilling its responsibilities relating to accounting matters, the reporting practices of the Funds, and the quality and integrity of the Funds' financial reports. Among other things, the Audit Committee is responsible for reviewing and evaluating the performance and independence of the Funds' independent registered public accounting firm and considering violations of the Funds' Code of Ethics to determine what action should be taken. The Audit Committee meets quarterly and during the past fiscal year met four times.

The Proxy Committee is composed of at least two Trustees who are not "interested persons" of the Funds, and also may include one or more Trustees who are partners or employees of Lord Abbett. The current members of the Proxy Committee are three independent Trustees: Messrs., Bush, MacDonald, and Neff. The Proxy Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; and (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest. During the past fiscal year, the Proxy Committee met six times.

The Nominating and Governance Committee is composed of all the Trustees who are not "interested persons" of the Funds. Among other things, the Nominating and Governance Committee is responsible for (i) evaluating and nominating individuals to serve as independent Trustees and as committee members; and (ii) periodically reviewing director/trustee compensation. During the past fiscal year, the Nominating and Governance Committee met four times. The Nominating and Governance Committee has adopted policies with respect to its consideration of any individual recommended by the Funds' shareholders to serve as an independent Trustee. A shareholder who would like to recommend a candidate may write to the Funds.

The Contracts Committee consists of all Trustees who are not "interested persons" of the Fund. The Contracts Committee conducts much of the factual inquiry undertaken by the Trustees in connection with the Board's annual consideration of whether to renew the management and other contracts with Lord Abbett and Lord Abbett Distributor. Although the Contracts Committee did not hold any formal meetings during the last fiscal year, members of the Committee conducted inquiries into the portfolio management approach and results of Lord Abbett, and reported the results of those inquiries to the Nominating and Governance Committee.


COMPENSATION DISCLOSURE

The following table summarizes the compensation for each of the directors/trustees of the Trust and for all Lord Abbett-sponsored funds.


The second column of the following table sets forth the compensation accrued by the Trust for independent Trustees. The third column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the independent directors/trustees, and amounts payable but deferred at the option of the director/trustee. No director/trustee of the funds associated with Lord Abbett and no officer of the funds received any compensation from the funds for acting as a director/trustee or officer.



(1)                        (2)                                       (3)
                           FOR THE FISCAL YEAR ENDED                 FOR YEAR ENDED DECEMBER 31, 2005
                           OCTOBER 31, 2005 AGGREGATE                TOTAL  COMPENSATION  PAID BY THE TRUST AND
NAME OF TRUSTEE            COMPENSATION ACCRUED BY THE TRUST(1)      THIRTEEN OTHER LORD ABBETT-SPONSORED FUNDS(2)
E. Thayer Bigelow          $  7,358                                  $  154,750
William H.T. Bush          $  7,478                                  $  157,750
Robert B. Calhoun, Jr.     $  8,852                                  $  179,750
Julie A. Hill              $  7,672                                  $  157,750
Franklin W. Hobbs          $  7,944                                  $  157,750
C. Alan MacDonald          $  7,838                                  $  166,125
Thomas J. Neff             $  7,775                                  $  150,750



   (1) Independent Trustees' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Trust to its independent Trustees may be deferred at the option of a Trustee under an equity-based plan (the "equity-based plan") that deems the deferred amounts to be invested in shares of a Fund for later distribution to the Trustees. In addition, $25,000 of each Trustee's retainer must be deferred and is deemed invested in shares of the Trust and other Lord Abbett-sponsored funds under the equity-based plan. Of the amounts shown in the second column, the total deferred amounts for the Trustees are $1,291, $1,983, $8,852, $3,828, $7,944, $1,291, and $7,775
       respectively.

   (2) The third column shows aggregate compensation, including the types of compensation described in the second column, accrued by all Lord Abbett-sponsored funds during the year ended December 31, 2005, including fees directors/trustees have chosen to defer.



The following chart provides certain information about the dollar range of equity securities beneficially owned by each Trustee in the Funds and other Lord Abbett-sponsored funds as of December 31, 2005. The amounts shown include deferred compensation to the Trustees deemed invested in fund shares. The amounts ultimately received by the Trustees under the deferred compensation plan will be directly linked to the investment performance of the funds.

                                            DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS

                                                                              AGGREGATE DOLLAR RANGE OF
                                                                              EQUITY SECURITIES IN LORD
NAME OF TRUSTEE                MICRO-CAP GROWTH        MICRO-CAP VALUE        ABBETT-SPONSORED FUNDS
 Robert S. Dow                  Over $100,000            $1-$10,000                Over $100,000
 E. Thayer Bigelow                $1-$10,000             $1-$10,000                Over $100,000
 William H. T. Bush               $1-$10,000             $1-$10,000                Over $100,000
 Robert B. Calhoun, Jr.           $1-$10,000           Over $100,000               Over $100,000
 Julie A. Hill                    $1-$10,000             $1-$10,000                Over $100,000
 Franklin W. Hobbs                $1-$10,000             $1-$10,000                Over $100,000
 C. Alan MacDonald                $1-$10,000             $1-$10,000                Over $100,000
 Thomas J. Neff                   $1-$10,000          $50,001-$100,000             Over $100,000





Code of Ethics


The directors, trustees and officers of Lord Abbett-sponsored funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Trust's Code of Ethics which complies, in substance, with Rule 17j-1 of the Act and each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code of Ethics requires, with limited exceptions, that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security seven days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code of Ethics imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of the Advisory Group.


Proxy Voting

The Funds have delegated proxy voting responsibilities to the Funds' investment adviser, Lord Abbett, subject to the Proxy Committee's general oversight. Lord Abbett has adopted its own proxy voting policies and procedures for this purpose. A copy of Lord Abbett's proxy voting policies and procedures is attached as Appendix B.


In addition, the Funds are required to file Form N-PX, with its complete proxy voting record for the twelve months ending June 30th, no later than August 31st of each year. The Funds' Form N-PX filing is available on the SEC's website at www.sec.gov. Each Fund has also made this information available, without charge, on Lord Abbett's website at www.LordAbbett.com.


                                       4.
                 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

                                 (TO BE UPDATED)


Each Fund is currently only being offered to partners and employees of Lord Abbett and to officers and directors or trustees of each Lord Abbett-sponsored fund (including any retired persons who formerly held such positions), and the spouses and children under the age of 21of each such employees, officer, director or trustee. As of February 2, 2004, our officers and Trustees, as a group, owned 26.66% of Micro-Cap Growth Fund's outstanding shares of Class A, and 38.88% of Micro-Cap Value Fund's outstanding shares of Class A. As of February 2, 2004, the following shareholders owned 5% or more of each Fund's Class A outstanding shares:

MICRO-CAP VALUE FUND
Diane G. Noelke                             Class A            5.01%
Robert J. Noelke JTWROS
90 Hudson St.
Jersey City, NJ

John J. Walsh                               Class A            7.39%
NYAC
180 Central Park South
Box 1190
New York, NY 10019

Daniel E. Carper & Margaret A Carper        Class A           33.67%
90 Hudson St.
Jersey City, NJ

Robert S. Dow TR                            Class A            8.16%
FBO Lindsay Dow
90 Hudson St.
Jersey City, NJ

The Dow Foundation                          Class A           12.11%
90 Hudson St.
Jersey City, NJ

MICRO-CAP VALUE GROWTH
John J. Walsh                               Class A            8.02%
NYAC
180 Central Park South
Box 1190
New York, NY 10019

Daniel E. Carper & Margaret A Carper        Class A           21.07%
90 Hudson St.
Jersey City, NJ

Susan E. Lynch & Robert S. Dow TR           Class A            6.29%
U/A Charles R. Lynch
8 Bayberry Ln.
Greenwich, CT 06831

Susan E. Lynch & Robert S. Dow TR           Class A            6.29%
U/A Andrew E. Lynch
8 Bayberry Ln.
Greenwich, CT 06831

Susan E. Lynch & Robert S. Dow TR           Class A            6.29%
U/A Ronald P. Lynch
8 Bayberry Ln.
Greenwich, CT 06831

Susan E. Lynch                              Class A            5.05%
8 Bayberry Ln.
Greenwich, CT 06831

The Dow Foundation                          Class A           24.99%
90 Hudson St.
Jersey City, NJ

Shareholders owning 25% or more of outstanding shares may be in control and may be able to affect the outcome of certain matters presented for a vote of shareholders. As of February 2, 2005, to the best of our knowledge, the following record holders held 25% or more of a Fund's outstanding shares:


Daniel E. Carper & Margaret A. Carper                Micro-Cap Value 28.22%
90 Hudson St.
Jersey City, NJ

                                       5.
                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER


As described under "Management" in the Prospectus, Lord Abbett is the Funds' investment adviser. The following partners of Lord Abbett are also officers of the Funds: Joan A. Binstock, John J. DiChiaro, Sholom Dinsky, Lesley-Jane Dixon, Robert P. Fetch, Daniel H. Frascarelli, Howard E. Hansen, Lawrence H. Kaplan, Robert G. Morris, A. Edward Oberhaus, III, F. Thomas O'Halloran, and Eli M. Salzmann. Robert S. Dow is the managing partner of Lord Abbett and an officer and Trustee of the Funds. The other partners of Lord Abbett are: Michael Brooks, Zane E. Brown, Patrick Browne, Milton Ezrati, Kevin P. Ferguson, Daria L. Foster, Robert I. Gerber, Michael S. Goldstein, Michael A. Grant, Gerard Heffernan, Charles Hofer, W. Thomas Hudson, Cinda Hughes, Ellen G. Itskovitz, Richard Larsen, Jerald Lanzotti, Robert A. Lee, Maren Lindstrom, Gregory M. Macosko, Thomas Malone, Charles Massare, Jr., Paul McNamara, Robert J. Noelke,
R. Mark Pennington, Walter Prahl, Michael Radziemski, Douglas B. Sieg, Richard Sieling, Michael T. Smith, Richard Smola, Jarrod Sohosky, Diane Tornejal, Christopher J. Towle, Edward von der Linde, and Marion Zapolin. The address of each partner is 90 Hudson Street, Jersey City, NJ 07302-3973.

Under the Management Agreement between Lord Abbett and the Trust, each Fund is obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month at an annual rate of 1.50 of 1%. These fees are allocated among the separate classes based on the class' proportionate share of each Fund's average daily net assets.

                                 MANAGEMENT FEES



         FUND               2005             2004            2003
----------------------------------------------------------------------
Micro-Cap Growth Fund    $ 101,142        $  82,459       $  52,559
Micro-Cap Value Fund     $ 236,210        $ 162,882       $ 100,462



For the fiscal year ending October 31, 2006, Lord Abbett has contractually agreed to reimburse a portion of each Fund's expenses so that a Fund's Total Annual Operating Expenses do not exceed an aggregate annual rate of 2.10% of average daily net assets for Class A shares.


Each Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside trustees' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses and shareholder reports to existing shareholders, insurance premiums, and other expenses connected with executing portfolio transactions.


INVESTMENT MANAGERS


As stated in the Prospectus, Lord Abbett uses a team of investment managers and analysts acting together to manage the investments of each Fund.


Lesley-Jane Dixon heads the Micro-Cap Growth Fund team and is primarily responsible for the day-to-day management of the Fund.

Gerard Heffernan heads the Micro-Cap Value Fund team and the other senior member is Robert P. Fetch. Mr. Heffernan is primarily responsible for the day-to-day management of the Fund.

The following table indicates for each Fund as of October 31, 2005: (1) the number of other accounts managed by each investment manager who is primarily and/or jointly responsible for the day-to-day management of that Fund within certain categories of investment vehicles; and (2) the total assets in such accounts managed within each category. For each of the categories a footnote to the table also provides the number of accounts and the total assets in the accounts with respect to which the management fee is based on the performance of the account. Included in the Registered Investment Companies or mutual funds category are those U.S. registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies. The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles. Lord Abbett does not manage any hedge funds. The Other Accounts category encompasses Retirement and Benefit Plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by Financial Intermediaries unaffiliated with Lord Abbett. (The data shown below are approximate.)



                                                          OTHER ACCOUNTS MANAGED (# AND TOTAL ASSETS IN MILLIONS)
                                                          -------------------------------------------------------
                                                                              OTHER POOLED
                                                    REGISTERED INVESTMENT      INVESTMENT
FUND                      NAME                            COMPANIES              VEHICLES              OTHER ACCOUNTS
----                      ----                            ---------              --------              --------------
Micro-Cap Growth Fund     Lesley-Jane Dixon               0 / $ 0.0             0 / $ 0.0                0 / $ 0.0

Micro-Cap Value Fund      Gerard Heffernan                0 / $ 0.0             1 / $ 34.5               3 / $ 96.0



Conflicts of interest may arise in connection with the investment managers' management of the investments of the Funds and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Funds and other accounts with similar investment objectives and policies. An investment manager potentially could use information concerning a Fund's transactions to the advantage of other accounts and to the detriment of that Fund. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett's Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett's clients including the Funds. Moreover, Lord Abbett's Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment managers' management of the investments of the Funds and the investments of the other accounts referenced in the table above.

COMPENSATION OF INVESTMENT MANAGERS


Lord Abbett compensates its investment managers on the basis of salary, bonus and profit sharing plan contributions. The level of compensation takes into account the investment manager's experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors. These factors include the investment manager's investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns, and similar factors. Investment results are evaluated based on an assessment of the investment manager's three- and five-year investment returns on a pre-tax basis vs. both the appropriate style benchmarks and the appropriate peer group rankings. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the investment manager's assets under management, the revenues generated by those assets, or the profitability of the investment manager's unit. Lord Abbett does not manage hedge funds. Lord Abbett may designate a bonus payment of a manager for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan's earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses investment managers on the impact their fund's performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to an investment manager's profit-sharing account are based on a percentage of the investment manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

HOLDINGS OF INVESTMENT MANAGERS

The following table indicates for each Fund the dollar range of shares beneficially owned by each investment manager who is primarily and/or jointly responsible for the day-to-day management of that Fund, as of October 31, 2005. This table includes the value of shares beneficially owned by such investment managers through 401(k) plans and certain other plans or accounts, if any.



                                                          DOLLAR RANGE OF SHARES IN THE FUND
                                                          ----------------------------------
                                                      $1-     $10,001-    $50,001-   $100,001-  $500,001-        OVER
FUND                NAME                   NONE     $10,000    $50,000    $100,000    $500,000  $1,000,000    $1,000,000
------------------------------------------------------------------------------------------------------------------------
Micro-Cap Growth
Fund                Lesley-Jane Dixon                                        X

Micro-Cap Value
Fund                Gerard Heffernan                                                     X


ADMINISTRATIVE SERVICES

Pursuant to an Administrative Services Agreement with the Funds, Lord Abbett provides certain administrative services not involving the provision of investment advice to each Fund. Under the Agreement, each Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month, at an annual rate of .04 of 1%. This fee is allocated among the classes of shares of each Fund based on average daily net assets.


The administrative services fees paid to Lord Abbett for the Funds for the fiscal years ended October 31 are as follows:



         FUND                    2005            2004              2003
------------------------------------------------------------------------------
  Micro-Cap Growth Fund       $   2,697       $    2,199        $     988

  Micro-Cap Value Fund        $   6,299       $    4,343        $   2,274


PRINCIPAL UNDERWRITER

Lord Abbett Distributor LLC, a New York limited liability company and a subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for each Fund.

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO 64105, is each Fund's custodian. The custodian pays for and collects proceeds of securities bought and sold by the Funds and attends to the collection of principal and income. The custodian may appoint domestic and foreign sub-custodians from time to time to hold certain securities purchased by a Fund in foreign countries and to hold cash and currencies for each Fund. In accordance with the requirements of Rule 17f-5, the Board has approved arrangements permitting each Fund's foreign assets not held by the custodian or its foreign branches to be held by certain qualified foreign banks and depositories. In addition, State Street Bank and Trust Company performs certain accounting and recordkeeping functions relating to portfolio transactions and calculates each Fund's net asset value.

TRANSFER AGENT

DST Systems, Inc. 210 W. 10th St. Kansas City, MO, 64106, acts as the transfer agent and dividend disbursing agent for each Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, Two World Financial Center, New York, NY, 10281, is the Independent Registered Public Accounting Firm of the Funds and must be approved at least annually by the Funds' Board to continue in such capacity. Deloitte & Touche LLP performs audit services for the Funds, including the examination of financial statements included in the Funds' Annual Report to Shareholders.

                                       6.
                    BROKERAGE ALLOCATIONS AND OTHER PRACTICES

The Funds' policy is to obtain best execution on all portfolio transactions, which means that they seek to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, the Funds generally pay, as described below, a higher commission than some brokers might charge on the same transaction. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, the Funds, if considered advantageous, may make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are employees of Lord Abbett. These traders also do the trading for other accounts -- investment companies and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

In transactions on stock exchanges on the United States, commissions are negotiated, whereas on many foreign stock exchanges commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Purchases from underwriters of newly-issued securities for inclusion in the Funds' portfolio usually will include a concession paid to the underwriter by the issuer, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, with the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market-proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

While neither Lord Abbett nor the Funds obtain third party research services from brokers executing portfolio transactions for the Funds, some of these brokers may provide proprietary research services, at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Funds. Conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Funds, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. Lord Abbett cannot allocate research services received from brokers to any particular account, are not a substitute for Lord Abbett's services but are supplemental to its own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of proprietary research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be increased if it attempted to generate such additional information through its own staff.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.

Lord Abbett seeks to combine or "batch" purchases or sales of a particular security placed at the same time for similarly situated accounts, including the Funds, to facilitate "best execution" and to reduce other transaction costs, if relevant. Each account that participates in a particular batched order, including the Funds, will do so at the average share price for all transactions related to that order in that security on that business day. Lord Abbett generally allocates securities purchased or sold in a batched transaction among participating accounts in proportion to the size of the order placed for each account (i.e., pro-rata). Lord Abbett, however, may increase or decrease the amount of securities allocated to one or more accounts if necessary to avoid holding odd-lot or small numbers of shares in a client account. In addition, if Lord Abbett is unable to execute fully a batched transaction and determines that it would be impractical to allocate a small number of securities on a pro-rata basis among the participating accounts, Lord Abbett allocates the securities in a manner it determines to be fair to all accounts over time.


For the following fiscal years Funds paid total brokerage commissions on transactions of securities to independent broker-dealers as follows:



         FUND                  2005             2004            2003
-------------------------------------------------------------------------
Micro-Cap Growth Fund       $  23,153        $  28,795       $  33,220

Micro-Cap Value Fund        $  21,140        $  21,827       $  22,732


                                       7.
                                CLASSES OF SHARES

Each Fund offers different classes of shares to eligible purchasers. Only Class A shares are offered in this SAI. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. As of the date of this SAI, each Fund offers Class A shares only to employees, partners, officers, directors or trustees of each Lord Abbett-sponsored fund and the spouses and children under the age of 21 of each such person, as well as retired persons who formerly held such positions. These are the only individuals who are eligible Purchasers with respect to Class A shares of the Funds. Eligible Purchasers may purchase shares at the net asset value ("NAV") per share determined after we receive the purchase order submitted in proper form. In the future, Class A shares may be offered to other investors, in which case a front-end sales charge normally will be added to the NAV as described below.

All classes of shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Additional classes, series, or funds may be added in the future. The Act requires that where more than one class, series, or fund exists, each class, series, or fund must be preferred over all other classes, series, or funds in respect of assets specifically allocated to such class, series, or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class, series, or fund in the matter are substantially identical or the matter does not affect any interest of such class, series, or fund. However, the Rule exempts the selection of independent auditors, the approval of a contract with a principal underwriter and the election of trustees from the separate voting requirements.

The Trust does not hold meetings of shareholders unless one or more matters are required to be acted on by shareholders under the Act. Under the Trust's Declaration and Agreement of Trust ("Declaration"), shareholder meetings may be called at any time by certain officers of the Trust or by a majority of the Trustees (i) for the purpose of taking action upon any matter requiring the vote or authority of each Fund's shareholders or upon other matters deemed to be necessary or desirable or (ii) upon the written request of the holders of at least one-quarter of each Fund's outstanding shares and entitled to vote at the meeting.

SHAREHOLDER LIABILITY. Delaware law provides that the Trust's shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private for profit corporations. The courts of some states, however, may decline to apply Delaware law on this point. The Declaration contains an express disclaimer of shareholder liability for the acts, obligations, or affairs of the Trust and requires that a disclaimer be given in each contract entered into or executed by the Trust. The Declaration provides for indemnification out of the Trust's property of any shareholder or former shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. Lord Abbett believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.

Under the Declaration, the Trustees may, without shareholder vote, cause the Trust to merge or consolidate into, or sell and convey all or substantially all of, the assets of the Trust to one or more trusts, partnerships or corporations, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Trust's registration statement. In addition, the Trustees may, without shareholder vote, cause the Trust to be incorporated under Delaware law.

Derivative actions on behalf of the Trust may be brought only by shareholders owning not less than 50% of the then outstanding shares of the Trust.

CLASS A SHARES. If you buy Class A shares, you pay an initial sales charge on investments of less than $1 million or on investments for Retirement and Benefit Plans with less than 100 eligible employees or on investments that do not qualify under the other categories listed under "Net Asset Value Purchases of Class A Shares." If you purchase Class A shares as part of an investment of at least $1 million (or for certain Retirement and Benefit Plans) in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but, subject to certain exceptions, if you redeem any of those shares on or before the 12th month after the month in which you buy them (24th month if the shares were purchased prior to November 1, 2004), you may pay to the Fund a contingent deferred sales charge ("CDSC") of 1%.

RULE 12b-1 PLANS

CLASS A. Each Fund has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 of the Act for each of the Funds' Class A, the "A Plan". The principal features of the Plan are described in the Prospectus; however, this SAI contains additional information that may be of interest to investors. The Class A Plan is a compensation plan allowing a fixed fee to Lord Abbett Distributor that may be more or less than the expenses Lord Abbett Distributor actually incurs. In adopting the Plan and in approving its continuance, the Board has concluded that there is a reasonable likelihood that the Plan will benefit its shareholders. The expected benefits include greater sales and lower redemptions of class shares, which should allow each class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. The A Plan compensates Lord Abbett Distributor for financing activities primarily intended to sell shares of the Funds. These activities include, but are not limited to, the preparation and distribution of advertising material and sales literature and other marketing activities. Lord Abbett Distributor also uses amounts received under the Plan as described in the Prospectus and for payments to dealers and other agents for (i) providing continuous services to shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of the Fund.


The amounts paid by each Fund to Lord Abbett Distributor pursuant to the A Plan for the fiscal years ended October 31 are as follows:



         FUND                  2005            2004            2003
------------------------------------------------------------------------
Micro-Cap Growth Fund       $  13,859        $  13,660      $  33,220

Micro-Cap Value Fund        $  33,024        $  26,973      $  20,855


Each A Plan requires the Board to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan, the purposes for which such expenditures were made, and any other information the Board of Trustees reasonably requests to enable it to make an informed determination of whether the Plans should be continued. Each A Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside Trustees"), cast in person at a meeting called for the purpose of voting on the Plan. No Plan may be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the Trustees, including a majority of the outside Trustees. As long as the Plans are in effect, the selection or nomination of outside Trustees is committed to the discretion of the outside Trustees.

Payments made pursuant to a Plan are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. A Plan terminates automatically if it is assigned. In addition, each Plan may be terminated at any time by vote of a majority of the outside Trustees or by vote of a majority of the outstanding voting securities of such class.

CONTINGENT DEFERRED SALES CHARGES. A CDSC applies upon early redemption of shares regardless of class, and (i) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (ii) will not be imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions) and upon early redemption of shares. In the case of Class A shares, this increase is represented by shares having an aggregate dollar value in your account.

CLASS A SHARES. As stated in the Prospectus, subject to certain exceptions, a CDSC of 1% is imposed with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) on which a one-time distribution fee of up to 1% has been paid if such shares are redeemed out of the Lord Abbett-sponsored fund within a period of 12 months (24 months if the shares were purchased prior to November 1, 2004) from the end of the month in which the original sale occurred.

GENERAL. The percentage (1% in the case of Class A) used to calculate CDSCs described above for the Class A shares is sometimes hereinafter referred to as the "Applicable Percentage."

With respect to Class A shares, a CDSC will not be assessed at the time of certain transactions, including redemptions by participants or beneficiaries from certain Retirement and Benefit Plans and benefit payments under Retirement and Benefit Plans in connection with plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. With respect to Class A share purchases by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor, no CDSC will be assessed at the time of redemptions that continue as investments in another fund participating in the program provided the Plan has not redeemed all, or substantially all, of its assets from the Lord Abbett-sponsored funds. In the case of Class A the CDSC is received by the Fund (if the purchase was made prior to October 1, 2004) or by Lord Abbett Distributor (if the purchase was made on or after October 1, 2004) and is intended to reimburse all or a portion of the amount paid by the Fund, or Lord Abbett Distributor, as the case may be, if the shares are redeemed before the Fund, or Lord Abbett Distributor has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Fund.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the exchanged shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) shares representing an aggregate dollar amount of his or her account, in the case of Class A shares, (ii) that percentage of each share redeemed, (iii) shares with respect to which no Lord Abbett-sponsored fund paid a 12b-1 fee or (iv) shares which, together with exchanged shares, have been held continuously for 12 months (24 months if the shares were purchased prior to November 1, 2004) from the end of the month in which the original sale occurred (in the case of Class A shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

ACCOUNT FEATURES THAT MATTER TO YOU? Some account features are available in whole or in part to Class A shareholders.

HOW DO PAYMENTS AFFECT MY BROKER? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A shares.

                                       8.
               PURCHASES, REDEMPTIONS, PRICING, AND PAYMENTS TO DEALERS

Information concerning how we value Fund shares is contained in the Prospectus under "Purchases" and "Redemptions."

The Funds' Board has adopted policies and procedures that are designed to prevent or stop excessive trading and market timing. Please see the Prospectuses under "Purchases."

Under normal circumstances we calculate a Fund's net asset value as of the close of the NYSE on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Portfolio securities are valued at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange, or on the NASDAQ National Market System are valued at the last sale price, or, if there is no sale on that day, at the last bid, or, in the case of bonds, in the over-the-counter market if that market more accurately reflects the market value of the bonds. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the last bid and asked prices. Over-the-counter fixed income securities are valued at prices supplied by independent pricing services, which reflect broker-dealer-supplied valuations and electronic data processing techniques reflecting the mean between the bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board as described in the Prospectus.

All assets and liabilities expressed in foreign currencies will be converted into United States dollars at the exchange rates of such currencies against United States dollars provided by an independent pricing service at the close of regular trading on the London Stock Exchange. If such exchange rates are not available, the rate of exchange will be determined in accordance with the policies established by the Board.

NET ASSET VALUE PURCHASES OF CLASS A SHARES. As stated in the Prospectus, our Class A shares may be purchased at net asset value under the following circumstances: a) purchases of $1 million or more, b) purchases by Retirement and Benefit Plans with at least 100 eligible employees, c) purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases, d) purchases made with dividends and distributions on Class A shares of another Eligible Fund, e) purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for Class A shares f) purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor, g) purchases made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services (including so-called "mutual fund wrap account programs"), provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases, h) purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor, i) purchases by each Lord Abbett-sponsored fund's Directors or Trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers), j) purchases through a broker-dealer for clients that participate in an arrangement with the broker-dealer under which the client pays the broker-dealer a fee based on the total asset value of the client's account for all or a specified number of securities transactions, including purchases of mutual fund shares, in the account during a certain period.

Our Class A shares also may be purchased at net asset value i) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds, ii) in connection with a merger, acquisition or other reorganization, iii) by employees of our shareholder servicing agent, or iv) by the trustee or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of the directors, trustees, employees of Lord Abbett, or employees of our shareholder service agents. Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or the Fund has a business relationship.

EXCHANGES. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares of any class for those in the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level), (ii) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. ("GSMMF"), or (iii) any authorized institution's affiliated money market fund meeting certain criteria set by Lord Abbett Distributor as to certain omnibus accounts and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF", to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the Fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds and AMMFs have the same right to exchange their shares for the corresponding class of each Fund's shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received in proper form prior to the close of the NYSE. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment in a Lord Abbett-sponsored fund). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. We reserve the right to reject or restrict any purchase order or exchange request if a Fund or Lord Abbett Distributor determines that it is in the best interest of the Fund and its shareholders. Each Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. We can revoke or modify the privilege for all shareholders upon 60 days' written notice.

"Eligible Funds" are AMMF and other Lord Abbett-sponsored funds that are eligible for the exchange privilege, except Lord Abbett Series Fund, Inc. ("LASF"). The exchange privilege will not be available with respect to any otherwise "Eligible Funds" the shares of which at the time are not available to new investors of the type requesting the exchange.

The other funds and series that participate in the Telephone Exchange Privilege [except (a) GSMMF, (b) certain series of Lord Abbett Municipal Income Fund and Lord Abbett Municipal Income Trust for which a Rule 12b-1 Plan is not yet in effect, and (c) AMMF (collectively, the "Non-12b-1 Funds")] have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett-sponsored funds or between such funds and AMMF. Upon redemption of shares out of the Lord Abbett-sponsored funds or out of AMMF, the CDSC will be charged on behalf of and paid to the fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A shares. Thus, if shares of a Lord Abbett-sponsored fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC on behalf of other Lord Abbett-sponsored funds, in the case of the Class A shares. Acquired Shares held in GSMMF and AMMF that are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

LETTER OF INTENTION. Under the terms of the Letter of Intention as described in the Prospectus, Purchasers (as defined in the Prospectus) may invest $ 50,000 or more over a 13-month period in Class A, B, C, and P shares of any Eligible Fund. Such Class A, B, C, and P shares, as offered by other Lord-Abbett-sponsored funds, and currently owned by you are credited as purchases (at their current offering prices on the date the Letter of Intention is signed) toward achieving the stated investment and reduced initial sales charge for new purchases of Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Letter of Intention is not completed. The Letter of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, the full amount indicated.

RIGHTS OF ACCUMULATION. As stated in the Prospectus, Purchasers (as defined in the Prospectus) may aggregate their investments in Class A, B, C, and P shares of any Eligible Fund so that a current investment, plus the Purchaser's holdings valued at the public offering price, reach a level eligible for a discounted sales charge for Class A shares.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or otherwise by Lord Abbett Distributor or a Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission ("SEC") deems an emergency to exist.

The Board may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 60 days' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

DIV-MOVE. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible Fund. The account must either be your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

INVEST-A-MATIC. The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

SYSTEMATIC WITHDRAWAL PLAN. The Systematic Withdrawal Plan ("SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000. Lord Abbett prototype retirement plans have no such minimum. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Because the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when, in effect, a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

RETIREMENT PLANS. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms including 401(k) plans and custodial agreements for IRAs (Individual Retirement Accounts, including Traditional, Education, Roth and SIMPLE IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans. The forms name State Street Bank & Trust Company as custodian and contain specific information about the plans excluding 401(k) plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

PURCHASES THROUGH FINANCIAL INTERMEDIARIES. Each Fund and/or Lord Abbett Distributor has authorized one or more agents to receive on its behalf purchase and redemption orders. Such agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of a Fund or Lord Abbett Distributor. Each Fund will be deemed to have received a purchase or redemption order when an authorized agent or, if applicable, an agent's authorized designee, receives the order. A Financial Intermediary may charge transaction fees on the purchase and/or sale of Fund shares.

REVENUE SHARING AND OTHER PAYMENTS TO DEALERS AND FINANCIAL INTERMEDIARIES. As described in each Fund's prospectus, Lord Abbett or Lord Abbett Distributor, in its sole discretion, at its own expense and without cost to the Fund or shareholders, also may make payments to dealers and other firms authorized to accept orders for Fund shares (collectively, "Dealers") in connection with marketing and/or distribution support for Dealers, shareholder servicing, entertainment, training and education activities for the Dealers, their investment professionals and/or their clients or potential clients, and/or the purchase of products or services from such Dealers. Some of these payments may be referred to as revenue sharing payments. As of the date of this statement of additional information, the Dealers to whom Lord Abbett or Lord Abbett Distributor makes revenue sharing payments (not including payments for entertainment, and training and education activities for the Dealers, their investment professionals and/or their clients or potential clients) were as follows:


     Allstate Life Insurance Company
     Allstate Life Insurance Company of New York
     A.G. Edwards & Sons, Inc.
     B.C. Ziegler and Company
     Bodell Overcash Anderson & Co., Inc.
     Cadaret, Grant & Co., Inc.
     Citigroup Global Markets, Inc.
     Edward D. Jones & Co.
     Family Investors Company
     James I. Black & Co.
     Linsco/Private Ledger Corp.
     Mass Mutual Life Investors Services, Inc.
     McDonald Investments Inc.
     Merrill Lynch, Pierce, Fenner & Smith Incorporated
     (and/or certain of its affiliates)
     Metlife Securities, Inc.
     Morgan Stanley DW, Inc.
     National Financial Partners
     Phoenix Life and Annuity Co.
     Piper Jaffrey & Co.
     Protective Life Insurance Company
     Prudential Investment Management Services LLC
     RBC Dain Rauscher
     Raymond James & Associates, Inc.
     Raymond James Financial Services, Inc.
     Sun Life Assurance Company of Canada
     The Travelers Insurance Company
     The Travelers Life and Annuity Company
     UBS Financial Services Inc.
     Wachovia Securities, LLC


For more specific information about any revenue sharing payments made to your Dealer, investors should contact their investment professionals.

REDEMPTIONS IN KIND. Under circumstances in which it is deemed detrimental to the best interests of each Fund's shareholders to make redemption payments wholly in cash, each Fund may pay any portion of a redemption in excess of the lesser of $250,000 or 1% of a Fund's net assets by a distribution in kind of readily marketable securities in lieu of cash. Each Fund presently has no intention to make redemptions in kind under normal circumstances, unless specifically requested by a shareholder.

                                       9.
Taxation of the Funds

Each Fund has elected, has qualified, and intends to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986 (the "Code"). Because each Fund is treated as a separate entity for federal income tax purposes, the status of each Fund as a regulated investment company is determined separately by the Internal Revenue Service. If a Fund qualifies as a regulated investment company, the Fund will not be liable for U.S. federal income taxes on income and capital gains that the Fund timely distributes to its shareholders. If in any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates and when such income is distributed, such distributions will be further taxed at the shareholder level. Assuming a Fund does qualify as a regulated investment company, it will be subject to a 4% non-deductible excise tax on certain amounts that are not distributed or treated as having been distributed on a timely basis each calendar year. Each Fund intends to distribute to its shareholders each year an amount adequate to avoid the imposition of this excise tax.

Each Fund intends to declare and pay as dividends each year substantially all of its net income from investments. Dividends paid by a Fund from its ordinary income or net realized short-term capital gains are taxable to you as ordinary income; however, certain qualified dividend income that a Fund receives and distributes to you is subject to a reduced tax rate of 15% (5% if you are in the 10% or 15% tax brackets) if you meet the general requirement of having held your Fund shares for more than 60 days, and you satisfy certain other requirements.

Dividends paid by a Fund from its net realized long-term capital gains are taxable to you as long-term capital gains, regardless of the length of time you have owned Fund shares. The maximum federal income tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are currently (i) the same as ordinary income tax rates for capital assets held for one year or less, and (ii) 15% (5% for taxpayers in the 10% or 15% tax brackets) for capital assets held for more than one year. You should also be aware that the benefits of the long-term capital gains and qualified dividend rates may be reduced if you are subject to the alternative minimum tax. Capital gains recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations. All dividends are taxable regardless of whether they are received in cash or reinvested in Fund shares.

A Fund's net capital losses for any year cannot be passed through to you but can be carried forward for a period of years to offset the Fund's capital gains in those years. To the extent capital gains are offset by such losses, they do not result in tax liability to a Fund and are not expected to be distributed to you as long term capital gains dividends.

Dividends paid by a Fund to corporate shareholders may qualify for the dividends received deduction to the extent they are derived from dividends paid to the Fund by domestic corporations. If you are a corporation, you must have held your Fund shares for more than 45 days to qualify for the dividends received deduction. The dividends received deduction may be limited if you incur indebtedness to acquire Fund shares, and may result in reduction to the basis of your shares in a Fund if the dividend constitutes an extraordinary dividend at the Fund level.

Distributions paid by a Fund that do not constitute dividends because they exceed the Fund's current and accumulated earnings and profits will be treated as a return of capital and reduce the tax basis of your Fund shares. To the extent that such distributions exceed the tax basis of your Fund shares, the excess amounts will be treated as gains from the sale of the shares.

Ordinarily, you are required to take distributions by a Fund into account in the year in which they are made. A distribution declared in October, November, or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed paid by a Fund and received by you on December 31 of that calendar year if the distribution is paid by the Fund in January of the following year. Each Fund will send you annual information concerning the tax treatment of dividends and other distributions paid to you by the Fund.

At the time of your purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or to undistributed taxable income of the Fund. Consequently, subsequent distributions by a Fund with respect to these shares from such appreciation or income may be taxable to you even if the net asset value of your shares is, as a result of the distributions, reduced below your cost for such shares and the distributions economically represent a return of a portion of your investment.

In general, if Fund shares are sold, you will recognize gain or loss equal to the difference between the amount realized on the sale and your adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. However, if your holding period in your Fund shares is six months or less, any capital loss realized from a sale, exchange, or redemption of such shares must be treated as long-term capital loss to the extent of dividends classified as "capital gain dividends" received with respect to such shares. Losses on the sale of Fund shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, you acquire shares that are substantially identical.

If your Fund shares are redeemed by a distribution of securities, you will be taxed as if you had received cash equal to the fair market value of the securities. Consequently, you will have a fair market value basis in the securities.

Under Treasury regulations, if you are an individual and recognize a loss with respect to Fund shares of $2 million or more (if you are a corporation, $10 million or more) in any single taxable year (or greater amounts over a combination of years), you may be required to file a disclosure statement with the Internal Revenue Service.

Certain investment practices that a Fund may utilize, such as investing in options, futures, forward contracts, short sales, foreign currency, or foreign entities classified as "passive foreign investment companies" for U.S. tax purposes, may affect the amount, character, and timing of the recognition of gains and losses by the Fund. Such transactions may in turn affect the amount and character of Fund distributions to you.

A Fund may in some cases be subject to foreign withholding taxes, which would reduce the yield on its investments. It is generally expected that a Fund will not be eligible to pass through to you the ability to claim a federal income tax credit or deduction for foreign income taxes paid by the Fund.

You may be subject to a 28% withholding tax on reportable dividends, capital gain distributions, and redemptions ("backup withholding"). Generally, you will be subject to backup withholding if a Fund does not have your certified taxpayer identification number on file, or, to the Fund's knowledge, the number that you have provided is incorrect or backup withholding is applicable as a result of your previous underreporting of interest or dividend income. When establishing an account, you must certify under penalties of perjury that your taxpayer identification number is correct and that you are not otherwise subject to backup withholding.

The tax rules of the various states of the United States and their local jurisdictions with respect to distributions from a Fund can differ from the U.S. federal income tax rules described above. Many states allow you to exclude from your state taxable income the percentage of dividends derived from certain federal obligations, including interest on some federal agency obligations. Certain states, however, may require that a specific percentage of a Fund's income be derived from federal obligations before such dividends may be excluded from state taxable income. A Fund may invest some or all of its assets in such federal obligations. Each Fund intends to provide to you on an annual basis information to permit you to determine whether Fund dividends derived from interest on federal obligations may be excluded from state taxable income.

If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply and you should consult your tax adviser for detailed information about the tax consequences to you of owning Fund shares.

The foregoing discussion addresses only the U.S. federal income tax consequences applicable to U.S. persons (generally, U.S. citizens or residents (including certain former citizens and former long-term residents), domestic corporations or domestic entities taxed as corporations for U.S. tax purposes, estates the income of which is subject to U.S. federal income taxation regardless of its source, and trusts if a court within the United States is able to exercise primary supervision over their administration and at least one U.S. person has the authority to control all substantial decisions of the trusts). The treatment of the owner of an interest in an entity that is a pass-through entity for U.S. tax purposes (e.g., partnerships and disregarded entities) and that owns Fund shares will generally depend upon the status of the owner and the activities of the pass-through entity. If you are not a U.S. person or are the owner of an interest in a pass-through entity that owns Fund shares, you should consult your tax adviser regarding the U.S. and foreign tax consequences of the ownership of Fund shares, including the applicable rate of U.S. withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of U.S. gift and estate taxes.

Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, exchange, or redemption of your Fund shares.

                                       10.
                                   UNDERWRITER

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for the Funds. The Trust has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of each Fund, and to make reasonable efforts to sell Fund shares, on a continuous basis, so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

For the last three fiscal years, Lord Abbett Distributor, as the Trust's principal underwriter, received net commissions after allowance of a portion of the sales charge to independent dealers with respect to Class A shares as follows:

                                                      YEAR ENDED OCTOBER 31,
                                                      ----------------------
                                               2005            2004             2003
                                           ------------    -------------    -----------
Gross sales charge                         $ 22,161,644    $  21,403,660    $ 5,836,926
Amount allowed to dealers                  $ 18,706,435    $  18,075,549    $ 4,946,816
                                           ------------    -------------    -----------
Net commissions
  received by Lord Abbett Distributor      $  3,455,209    $   3,328,111    $   890,110
                                           ============    =============    ===========


In addition, Lord Abbett Distributor, as the Trust's principal underwriter, received the following compensation for the fiscal year ended October 31, 2005:


                                            BROKERAGE
                           COMPENSATION     COMMISSIONS
                           ON REDEMPTION    IN CONNECTION            OTHER
                           AND REPURCHASE   WITH FUND TRANSACTIONS   COMPENSATION
                           --------------   ----------------------   ------------
Class A                    $     0          $     0                  $ 45,825.48

Class B                    $     0          $     0                  $         0*

Class C                    $     0*         $     0                  $         0*

Class P                    $     0          $     0                  $         0



*Excludes 12b-1 payments and CDSC fees received in year 1 as repayment of fees advanced by Lord Abbett Distributor to Brokers/Dealers at the time of sale.


                                       11.
                                   PERFORMANCE

Each Fund computes the average annual compounded rates of total return during specified periods (i) before taxes, (ii) after taxes on Fund distributions, and
(iii) after taxes on Fund distributions and redemption (or sale) of Fund shares at the end of the measurement period. Each Fund equates the initial amount invested to the ending (redeemable) value of such investment by adding one to the computed average annual total return, expressed as a percentage, (i) before taxes, (ii) after taxes on Fund distributions, and (iii) after taxes on Fund distributions and redemption of Fund shares at the end of the measurement period, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all distributions (i) without the effect of taxes, (ii) less taxes due on such Fund distributions, and (iii) less taxes due on such Fund distributions and redemption of Fund shares, on the reinvestment dates at prices calculated as stated in the Prospectus. The ending (redeemable) value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation and, in the case of after taxes on Fund distributions and redemption of Fund shares, includes subtracting capital gains taxes resulting from the redemption and adjustments to take into account the tax benefit from any capital losses that may have resulted from the redemption.

In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment (unless the total return is shown at net asset value).

Using the computation methods described above, the following table indicates the average annual compounded rates of total return on an initial investment of one thousand dollars as of October 31, 2004, for each Fund, for one year and the life of Fund. The after-tax returns were calculated using the highest applicable individual federal marginal tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distribution (e.g., the ordinary income rate for ordinary income distributions, the short-term capital gain rate for short-term capital gains distributions, and the long-term capital gain rate for long-term capital gains distributions). The tax rates may vary over the measurement period. Certain qualified dividends received by each Fund and distributed to you, will be subject to a reduced tax rate and not the ordinary tax rate. Potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) were disregarded, as were the effect of phaseouts of certain exemptions, deductions and credits at various income levels, and the impact of the federal alternative minimum income tax. Before- and after-tax returns are provided for Class A shares for the Funds. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. A Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


                                          1 YEAR                   5 YEAR       LIFE OF FUND
MICRO-CAP GROWTH FUND
Class A Shares
    Before Taxes                          16.17%                    5.24%       -4.22% (5/1/2000)
Class A Shares After Taxes on
    Distributions                         15.70%                    3.79%       -5.59% (5/1/2000)

Class A Shares After Taxes on
    Distributions and Sales of
    Fund Shares                           11.04%                    3.61%       -0.53%%(5/1/2000)

MICRO-CAP VALUE FUND
Class A Share
    Before Taxes                          19.16%                   20.21%       22.40% (5/1/2000)
Class A Shares After
    Taxes on Distributions                16.76%                   17.25%       18.74% (5/1/2000)
Class A Shares After Taxes on
    Distributions and Sales of
    Fund Shares                           13.96%                   15.88%       18.12% (5/1/2000)


These figures represent past performance, and an investor should be aware that the investment return and principal value of an investment in a Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that past performance will be repeated in the future.

Each Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports, or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. Each Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature. In addition, each Fund may from time to time advertise or describe in sales literature its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and/or investments for which reliable performance information is available.

                                       12.
                              FINANCIAL STATEMENTS

The financial statements incorporated herein by reference from the Lord Abbett Securities Trust - Micro-Cap Growth Fund's and Micro-Cap Value Fund's 2005 Annual Report to Shareholders have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, as stated in their report, which is incorporated herein by reference, and has been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                                   APPENDIX A

                      FUND PORTFOLIO INFORMATION RECIPIENTS

The following is a list of the third parties that may receive portfolio holdings or related information under the circumstances described above under Investment Policies - Policies and Procedures Governing Disclosure of Portfolio Holdings:


                                               PORTFOLIO HOLDINGS          PORTFOLIO COMMENTARIES,
                                               (ITEM #1)*                  FACT SHEETS, PERFORMANCE
                                                                           ATTRIBUTION INFORMATION
                                                                           (ITEM #2)*
ABN-AMRO Asset Management                                                             Monthly
ADP Retirement Services                                                               Monthly
AG Edwards                                                                            Monthly
AIG SunAmerica                                                                        Monthly
Allstate Life Insurance Company                                                       Monthly
Alpha Investment Consulting Group LLC                                                 Monthly
American Express Retirement Services                                                  Monthly
American United Life Insurance Company                                                Monthly
AMG                                                                                   Monthly
Amivest Capital Management                                                            Monthly
Amvescap Retirement                                                                   Monthly
AON Consulting                                                                        Monthly
Arnerich Massena & Associates, Inc.                      Monthly                      Monthly
Asset Performance Partners                                                            Monthly
Asset Strategies Portfolio Services, Inc.                                             Monthly
AXA Financial Services                                                                Monthly
Bank of America Corporation                                                           Monthly
Bank of New York                                                                      Monthly
Bank of Oklahoma                                                                      Monthly
Bank One                                                                              Monthly
B.C. Zeigler                                                                          Monthly
Becker, Burke Associates                                 Monthly                      Monthly
Bell GlobeMedia Publishing Co.                           Monthly
Bellweather Consulting                                                                Monthly
Berthel Schutter                                         Monthly                      Monthly
BilkeyKatz Investment Consultants                        Monthly
Brown Brothers Harriman                                                               Monthly
Buck Consultants, Inc.                                                                Monthly
Callan Associates Inc.                                   Monthly                      Monthly
Cambridge Associates LLC                                                              Monthly
Cambridge Financial Services                                                          Monthly
Ceridian                                                                              Monthly
Charles Schwab & Co                                                                   Monthly
Chicago Trust Company                                                                 Monthly
CIBC Oppenheimer                                                                      Monthly
CitiStreet Retirement Services                                                        Monthly
Clark Consulting                                                                      Monthly
Columbia Funds                                                                        Monthly

                                               PORTFOLIO HOLDINGS          PORTFOLIO COMMENTARIES,
                                               (ITEM #1)*                  FACT SHEETS, PERFORMANCE
                                                                           ATTRIBUTION INFORMATION
                                                                           (ITEM #2)*
Columbia Management Group                                                             Monthly
Columbia Trust Company                                                                Monthly
Concord Advisory Group Ltd.                              Monthly                      Monthly
Consulting Services Group, LP                                                         Monthly
Copic Financial                                                                       Monthly
CPI Qualified Plan Consultants                                                        Monthly
CRA RogersCasey                                                                       Monthly
Curcio Webb                                              Monthly                      Monthly
D.A. Davidson                                                                         Monthly
Dahab Assoc.                                                                          Monthly
Daily Access                                                                          Monthly
Defined Contribution Advisors, Inc.                                                   Monthly
Delaware Investment Advisors                                                          Monthly
Deloitte & Touche LLP                                 Semi-Annually
DeMarche Associates, Inc.                                                             Monthly
DiMeo Schneider & Associates                                                          Monthly
Disabato Associates, Inc.                                                             Monthly
Diversified Investment Advisors, Inc.                                                 Monthly
EAI                                                                                   Monthly
Edward Jones                                                                          Monthly
Ennis, Knupp & Associates                                                             Monthly
Federated Investors                                                                   Monthly
Fidelity Investment                                                                   Monthly
Fidelity Investments                                                                  Monthly
Fifth Third Bank                                                                      Monthly
First Mercantile Trust Co.                                                            Monthly
FleetBoston Financial Corp.                                                           Monthly
Franklin Templeton                                                                    Monthly
Freedom One Investment Advisors                                                       Monthly
Frost Bank                                                                            Monthly
Fuji Investment Management Co., Ltd.                                                  Monthly
Fund Evaluation Group, Inc.                                                           Monthly
Goldman Sachs                                                                         Monthly
Great West Life and Annuity Insurance Company                                         Monthly
Greenwich Associates                                                                  Monthly
Guardian Life Insurance                                                               Monthly
Hartford Life Insurance Company                                                       Monthly
Hartland & Co.                                                                        Monthly
Hewitt Financial Services, LLC                                                        Monthly
Hewitt Investment Group                                                               Monthly
Highland Consulting Associates, Inc.                                                  Monthly
Holbien Associates, Inc.                                                              Monthly
Horace Mann Life Insurance Company                                                    Monthly
HSBC                                                                                  Monthly
ICMA Retirement Corp.                                                                 Monthly

                                               PORTFOLIO HOLDINGS          PORTFOLIO COMMENTARIES,
                                               (ITEM #1)*                  FACT SHEETS, PERFORMANCE
                                                                           ATTRIBUTION INFORMATION
                                                                           (ITEM #2)*
ING                                                                                   Monthly
Institutional Shareholder Services, Inc.                 Monthly                      Monthly
Intuit                                                                                Monthly
INVESCO Retirement Services                                                           Monthly
Invesmart                                                                             Monthly
Investment Consulting Services, LLC                                                   Monthly
Invivia                                                                               Monthly
Irish Life Inter. Managers                               Monthly
Janney Montgomery Scott LLC                                                           Monthly
Jefferson National Life Insurance Company                                             Monthly
Jeffrey Slocum & Associates, Inc.                        Monthly                      Monthly
JP Morgan Consulting                                                                  Monthly
JP Morgan Fleming Asset Management                                                    Monthly
JP Morgan Investment Management                                                       Monthly
Kmotion, Inc.                                            Monthly
LCG Associates, Inc.                                                                  Monthly
Legacy Strategic Asset Mgmt. Co.                                                      Monthly
Legg Mason                                                                            Monthly
Lincoln Financial                                                                     Monthly
LPL Financial Services                                                                Monthly
Manulife Financial                                                                    Monthly
Marco Consulting Group                                                                Monthly
Marquette Associates, Inc.                                                            Monthly
MassMutual Financial Group                                                            Monthly
McDonald                                                                              Monthly
Meketa Investment Group                                                               Monthly
Mellon Employee Benefit Solutions                                                     Monthly
Mellon Human Resources & Investor Solutions                                           Monthly
Mercer HR Services                                                                    Monthly
Mercer Investment Consulting                                                          Monthly
Merrill Corporation                                      Monthly                      Monthly
Merrill Lynch                                                                         Monthly
Merrill Lynch, Pierce, Fenner & Smith, Inc.              Monthly
MetLife                                                                               Monthly
MetLife Investors                                                                     Monthly
MFS Retirement Services, Inc.                                                         Monthly
MFS/Sun Life Financial Distributors, Inc.                                             Monthly
(MFSLF)
Midland National Life                                                                 Monthly
Milliman & Robertson Inc.                                                             Monthly
Minnesota Life Insurance Company                                                      Monthly
ML Benefits & Investment Solutions                                                    Monthly
Monroe Vos Consulting Group, Inc.                                                     Monthly
Morgan Keegan                                                                         Monthly
Morgan Stanley Dean Witter                                                            Monthly

                                               PORTFOLIO HOLDINGS          PORTFOLIO COMMENTARIES,
                                               (ITEM #1)*                  FACT SHEETS, PERFORMANCE
                                                                           ATTRIBUTION INFORMATION
                                                                           (ITEM #2)*
MorganStanley                                                                         Monthly
Morningstar Associates, Inc.                                                          Monthly
National City Bank                                                                    Monthly
Nationwide Financial                                                                  Monthly
NCCI Holdings, Inc.                                                                   Monthly
New England Pension Consultants                                                       Monthly
New York Life Investment Management                                                   Monthly
Nordstrom Pension Consulting (NPC)                                                    Monthly
NY Life Insurance Company                                                             Monthly
Oxford Associates                                                                     Monthly
Palmer & Cay Investment Services                                                      Monthly
Paul L. Nelson & Associates                                                           Monthly
Peirce Park Group                                                                     Monthly
Pension Consultants, Inc.                                                             Monthly
PFE Group                                                                             Monthly
PFM Group                                                                             Monthly
PFPC, Inc.                                                                            Monthly
Phoenix Life Insurance Company                                                        Monthly
Piper Jaffray/ USBancorp                                                              Monthly
Planco                                                   Monthly
PNC Advisors                                                                          Monthly
Portfolio Evaluations, Inc.                                                           Monthly
Prime, Buchholz & Associates, Inc.                                                    Monthly
Protective Life Corporation                                                           Monthly
Prudential Financial                                                                  Monthly
Prudential Investments                                                                Monthly
Prudential Securities, Inc.                                                           Monthly
Putnam Investments                                                                    Monthly
Quant Consulting                                                                      Monthly
Reuters, Ltd.                                            Monthly                      Monthly
R.V. Kuhns & Associates, Inc.                                                         Monthly
Raymond James Financial                                                               Monthly
RBC Dain Rauscher                                                                     Monthly
Rocaton Investment Advisors, LLC                                                      Monthly
Ron Blue & Co.                                                                        Monthly
Roszel Advisors, LLC (MLIG)                                                           Monthly
Scudder Investments                                                                   Monthly
Segal Advisors                                                                        Monthly
SEI Investment                                                                        Monthly
SG Constellation LLC                                     Monthly                      Monthly
Shields Associates                                                                    Monthly
Smith Barney                                                                          Monthly
Spagnola-Cosack, Inc.                                                                 Monthly
Standard & Poor's                                                                     Monthly
Stanton Group                                                                         Monthly

                                               PORTFOLIO HOLDINGS          PORTFOLIO COMMENTARIES,
                                               (ITEM #1)*                  FACT SHEETS, PERFORMANCE
                                                                           ATTRIBUTION INFORMATION
                                                                           (ITEM #2)*
State Street Bank & Trust Co.                            Monthly                      Monthly
Stearne, Agee & Leach                                                                 Monthly
Stephen's, Inc.                                                                       Monthly
Stifel Nicolaus                                                                       Monthly
Strategic Advisers, Inc.                                 Monthly
Strategic Investment Solutions                                                        Monthly
Stratford Advisory Group, Inc.                                                        Monthly
Summit Strategies Group                                                               Monthly
Sun Life Financial Distributors, Inc.                                                 Monthly
T. Rowe Price Associates, Inc.                                                        Monthly
TD Asset Management                                                                   Monthly
The 401k Company                                                                      Monthly
The Carmack Group, Inc.                                                               Monthly
The Managers Fund                                                                     Monthly
The Vanguard Group                                                                    Monthly
Towers Perrin                                                                         Monthly
Transamerica Retirement Services                                                      Monthly
Travelers Life & Annuity Company                                                      Monthly
UBS- Prime Consulting Group                                                           Monthly
UMB                                                                                   Monthly
Union Bank of California                                                              Monthly
US Bank                                                                               Monthly
USI Retirement                                                                        Monthly
Valic                                                                                 Monthly
Vanguard                                                                              Monthly
Victory Capital Management                                                            Monthly
Vestek Systems, Inc.                                     Monthly
Wachovia Bank                                                                         Monthly
Watson Wyatt Worldwide                                   Monthly                      Monthly
Welch Hornsby                                                                         Monthly
Wells Fargo                                                                           Monthly
William M. Mercer Consulting Inc.                                                     Monthly
Wilshire Associates Incorporated                                                      Monthly
Wurts & Associates                                       Monthly                      Monthly
Wyatt Investment Consulting, Inc.                                                     Monthly
Yanni Partners                                                                        Monthly


----------

  *This information is or may be provided within 15 days after the end of the period indicated below, unless otherwise noted. Many of the recipients actually receive the information on a quarterly basis, rather than on a monthly basis as noted in the chart.

                                   APPENDIX B

                                                                NOVEMBER 8, 2005

                             LORD, ABBETT & CO. LLC
                      PROXY VOTING POLICIES AND PROCEDURES


                                  INTRODUCTION


         Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process. Lord Abbett's Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Director of Equity Investments, the Firm's Managing Member and its General Counsel. Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team's portfolio is voted in a timely manner in accordance with those policies. In each case where an investment team declines to follow a recommendation of a company's management, a detailed explanation of the reason(s) for the decision is entered into the proxy voting system. Lord Abbett has retained Institutional Shareholder Services ("ISS") to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.


         The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee, composed solely of independent directors. The Funds' Proxy Committee Charter provides that the Committee shall
(i) monitor the actions of Lord Abbett in voting securities owned by the Funds;
(ii) evaluate the policies of Lord Abbett in voting securities; (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

         Lord Abbett is a privately-held firm, and we conduct only one business: we manage the investment portfolios of our clients. We are not part of a larger group of companies conducting diverse financial operations. We would therefore expect, based on our past experience, that the incidence of an actual conflict of interest involving Lord Abbett's proxy voting process would be limited. Nevertheless, if a potential conflict of interest were to arise, involving one or more of the Lord Abbett Funds, where practicable we would disclose this potential conflict to the affected Funds' Proxy Committees and seek voting instructions from those Committees in accordance with the procedures described below under "Specific Procedures for Potential Conflict Situations". If it were not practicable to seek instructions from those Committees, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow a recommendation of ISS. If such a conflict arose with any other client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow the recommendation of ISS.

                SPECIFIC PROCEDURES FOR POTENTIAL CONFLICT SITUATIONS

SITUATION 1. Fund Independent Board Member on Board (or Nominee for Election to Board) of Publicly Held Company Owned by a Lord Abbett Fund.

         Lord Abbett will compile a list of all publicly held companies where an Independent Board Member serves on the board of directors, or has indicated to Lord Abbett that he is a nominee for election to the board of directors (a "Fund Director Company"). If a Lord Abbett Fund owns stock in a Fund Director Company, and if Lord Abbett has decided NOT to follow the proxy voting recommendation of ISS, then Lord Abbett shall bring that issue to the Fund's Proxy Committee for instructions on how to vote that proxy issue.

         The Independent Directors have decided that the Director on the board of the Fund Director Company will not participate in any discussion by the Fund's Proxy Committee of any proxy issue for that Fund Director Company or in the voting instruction given to Lord Abbett.

SITUATION 2. Lord Abbett has a Significant Business Relationship with a Company.

         Lord Abbett will compile a list of all publicly held companies (or which are a subsidiary of a publicly held firm) that have a significant business relationship with Lord Abbett (a "Relationship Firm"). A "significant business relationship" for this purpose means: (a) a broker dealer firm which sells one percent or more of the Lord Abbett Funds' total shares for the last 12 months;
(b) a firm which is a sponsor firm with respect to Lord Abbett's Private Advisory Services business; (c) an institutional client which has an investment management agreement with Lord Abbett; (d) an institutional investor having at least $5 million in Class Y shares of the Lord Abbett Funds; and (e) a large plan 401(k) client with at least $5 million under management with Lord Abbett.

         For each proxy issue involving a Relationship Firm, Lord Abbett shall notify the Fund's Proxy Committee and shall seek voting instructions from the Fund's Proxy Committee only in those situations where Lord Abbett has proposed NOT to follow the recommendations of ISS.

SUMMARY OF PROXY VOTING GUIDELINES

         Lord Abbett generally votes in accordance with management's recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals. This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.

ELECTION OF DIRECTORS

         Lord Abbett will generally vote in accordance with management's recommendations on the election of directors. However, votes on director nominees are made on a case-by- case basis. Factors that are considered include current composition of the board and key- board nominees, long-term company performance relative to a market index, and the directors' investment in the company. We also consider whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest.

         There are some actions by directors that may result in votes being withheld. These actions include:

         1) Attending less than 75% of board and committee meetings without a valid excuse.
         2) Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.
         3) Failing to act on takeover offers where a majority of shareholders tendered their shares.
         4) Serving as inside directors and sit on an audit, compensation, stock option or nomination committee.
         5)  Failing to replace management as appropriate.

         We will generally approve proposals to elect directors annually. The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. The basic premise of the staggered election of directors is to provide a continuity of experience on the board and to prevent a precipitous change in the composition of the board. Although shareholders need some form of protection from hostile takeover attempts, and boards need tools and leverage in order to negotiate effectively with potential acquirers, a classified board tips the balance of power too much toward incumbent management at the price of potentially ignoring shareholder interests.

INCENTIVE COMPENSATION PLANS

         We usually vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case by case basis. We use ISS for guidance on appropriate compensation ranges for various industries and company sizes. In addition to considering the individual expertise of management and the value they bring to the company, we also consider the costs associated with stock-based incentive packages including shareholder value transfer and voting power dilution.

         We scrutinize very closely the approval of repricing or replacing underwater stock options, taking into consideration the following:

         1) The stock's volatility, to ensure the stock price will not be back in the money over the near term.
         2)      Management's rationale for why the repricing is necessary.
         3) The new exercise price, which must be set at a premium to market price to ensure proper employee motivation.

         4) Other factors, such as the number of participants, term of option, and the value for value exchange.

In large-cap companies we would generally vote against plans that promoted short-term performance at the expense of longer-term objectives. Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans. Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies' compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.

SHAREHOLDER RIGHTS

CUMULATIVE VOTING

         We generally oppose cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

CONFIDENTIAL VOTING

         There are both advantages and disadvantages to a confidential ballot. Under the open voting system, any shareholder that desires anonymity may register the shares in the name of a bank, a broker or some other nominee. A confidential ballot may tend to preclude any opportunity for the board to communicate with those who oppose management proposals.

         On balance we believe shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.

                              SUPERMAJORITY VOTING

         Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

TAKEOVER ISSUES

         Votes on mergers and acquisitions must be considered on a case by case basis. The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights. It is our policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We are also opposed to amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more that 10% of the company's voting stock. Restructuring proposals will also be evaluated on a case by case basis following the same guidelines as those used for mergers.

         Among the more important issues that we support, as long as they are not tied in with other measures that clearly entrench management, are:

1) Anti-greenmail provisions, which prohibit management from buying back shares at above market prices from potential suitors without shareholder approval.

2) Fair Price Amendments, to protect shareholders from inequitable two-tier stock acquisition offers.


3) Shareholder Rights Plans (so-called "Poison Pills"), usually "blank check" preferred and other classes of voting securities that can be issued without further shareholder approval. However, we look at these proposals on a case by case basis, and we only approve these devices when proposed by companies with strong, effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support good long-range corporate goals. We vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

4) "Chewable Pill" provisions, are the preferred form of Shareholder Rights Plan. These provisions allow the shareholders a secondary option when the Board refuses to withdraw a poison pill against a majority shareholder vote. To strike a balance of power between management and the shareholder, ideally "Chewable Pill" provisions should embody the following attributes, allowing sufficient flexibility to maximize shareholder wealth when employing a poison pill in negotiations:


         - Redemption Clause allowing the board to rescind a pill after a potential acquirer has surpassed the ownership threshold.
         -   No dead-hand or no-hand pills.
         -   Sunset Provisions which allow the shareholders to review, and reaffirm or redeem a pill after a predetermined time frame.
         -   Qualifying Offer Clause which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

                                  SOCIAL ISSUES

         It is our general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings. We recognize that highly ethical and competent managements occasionally differ on such matters, and so we review the more controversial issues closely.

LORD ABBETT


STATEMENT OF ADDITIONAL INFORMATION                                MARCH 1, 2006


                          LORD ABBETT SECURITIES TRUST
                        LORD ABBETT MICRO-CAP GROWTH FUND
                        LORD ABBETT MICRO-CAP VALUE FUND
                                (CLASS Y SHARES)



This Statement of Additional Information ("SAI") is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at 90 Hudson Street, Jersey City, NJ 07302-3973. This SAI relates to, and should be read in conjunction with the Prospectus for the Class Y shares of the Lord Abbett Securities Trust - Lord Abbett Micro-Cap Growth Fund ("Micro-Cap Growth Fund") and Lord Abbett Micro-Cap Value Fund ("Micro-Cap Value Fund") (each individually a "Fund" or, collectively, the "Funds") dated March 1, 2006.


Shareholder account inquiries should be made by directly contacting the Funds or by calling 800-821-5129. The Annual Report to Shareholders contains additional performance information and is available without charge, upon request by calling 800-874-3733. In addition, you can make inquiries through your dealer.

          TABLE OF CONTENTS

                                                                           PAGE
          1.   Fund History                                                2
          2.   Investment Policies                                         2
          3.   Management of the Funds                                     10
          4    Control Persons and Principal Holders of Securities         19
          5.   Investment Advisory and Other Services                      19
          6.   Brokerage Allocations and Other Practices                   21
          7.   Classes of Shares                                           22
          8.   Purchases, Redemptions, Pricing, and Payments to Dealers    23
          9.   Taxation of the Funds                                       24
          10.  Underwriter                                                 26
          11.  Performance                                                 27
          12.  Financial Statements                                        28
               Appendix A. Fund Portfolio Information Recipients           29
               Appendix B. Proxy Voting Policies and Procedures            35

                                       1.
                                  FUND HISTORY

Lord Abbett Securities Trust (the "Trust") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"). The Trust was organized as a Delaware business trust on February 26, 1993, with an unlimited amount of shares of beneficial interest authorized. The Trust has seven funds or series, but only shares of Class Y of Micro-Cap Growth Fund and Micro-Cap Value Fund are described in this SAI. Class A shares of the Funds are only offered to current or retired employees, partners, and officers, directors or trustees of each of Lord Abbett-sponsored funds and the spouses and children under the age of 21 of each such employee, officer, director or trustee.

                                       2.
                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS. Each Fund's investment objective in the Prospectus cannot be changed without approval of a majority of each Fund's outstanding shares. Each Fund is also subject to the following fundamental investment restrictions that cannot be changed without approval of a majority of each Fund's outstanding shares.

Each Fund may not:

     (1) borrow money, except that (i) it may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) it may borrow up to an additional 5% of its total assets for temporary purposes, (iii) it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) it may purchase securities on margin to the extent permitted by applicable law;

     (2) pledge its assets (other than to secure borrowings, or to the extent permitted by each Fund's investment policies as permitted by applicable law);

     (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

     (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

     (5) buy or sell real estate (except that each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), or commodities or commodity contracts (except to the extent each Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

     (6) with respect to 75% of its gross assets, buy securities of one issuer representing more than (i) 5% of its gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer;

     (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or

     (8) issue senior securities to the extent such issuance would violate applicable law.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security, except in the case of the first restriction with which the Funds must comply on a continuous basis.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition to the investment objective of each Fund, and the investment restrictions above that cannot be changed without shareholder approval, each Fund is also subject to the following non-fundamental investment restrictions that may be changed by the Board of Trustees (the "Board") without shareholder approval.

Each Fund may not:

     (1) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

     (2) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933 ("Rule 144A"), determined by Lord Abbett to be liquid subject to the oversight of the Board;

     (3) invest in securities issued by other investment companies except to the extent permitted by applicable law (the All Value Fund and the International Opportunities Fund, additional series of the Trust, may not, however, rely on Sections 12(d)(1)(F) and 12(d)(1)(G) of the
          Act);

     (4) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of a Fund's total assets (included within such limitation, but not to exceed 2% of its total assets, are warrants which are not listed on the New York Stock Exchange ("NYSE") or American Stock Exchange or a major foreign exchange);

     (5) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that it may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;

     (6) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in its Prospectus and SAI, as they may be amended from time to time; or

     (7) buy from or sell to any of the Trust's officers, trustees, employees, or its investment adviser or any of the adviser's officers, partners or employees, any securities other than the Trust's shares.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security.


PORTFOLIO TURNOVER RATE. For the fiscal years ended October 31, 2005 and 2004, the portfolio turnover rate was:



       FUND                             2005                  2004
------------------------------------------------------------------------
Micro-Cap Growth Fund                  64.79%                79.07%

Micro-Cap Value Fund                   34.59%                36.97%


ADDITIONAL INFORMATION ON PORTFOLIO RISKS, INVESTMENTS AND TECHNIQUES. This section provides further information on certain types of investments and investment techniques that may be used by each Fund, including their associated risks.

BORROWING MONEY. Each Fund may borrow money for certain purposes as described above under "Fundamental Investment Restrictions." If a Fund borrows money and experiences a decline in its net asset value, the borrowing will increase its losses.

CONVERTIBLE SECURITIES. Each Fund may invest in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible into common stock. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. The market value of convertible securities tends to decline as interest rates increase. If, however, the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. In such a case, a convertible security may lose much or all of its value if the value of the underlying common stock then falls below the conversion price of the security. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly based on its fixed income characteristics, and thus, may not necessarily decline in price as much as the underlying common stock.

DEBT SECURITIES. Each Fund may invest in debt securities, such as bonds, debentures, government obligations, commercial paper and pass-through instruments. The value of debt securities may fluctuate based on changes in interest rates and the issuer's financial condition. When interest rates rise or the issuer's financial condition worsens or is perceived by the market to be at greater risk, the value of debt securities tends to decline.

DEPOSITARY RECEIPTS. Each Fund may invest in American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market liquidity currency, political, information and other risks. Although each Fund may not invest more than 10% of its net assets in foreign securities, ADRs are not subject to this limitation.

FOREIGN CURRENCY TRANSACTIONS. In accordance with each Fund's investment objective and policies, a Fund may engage in spot transactions and may use forward contracts to protect against uncertainty in the level of future exchange rates.

Each Fund may enter into forward contracts with respect to specific transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

Each Fund also may use forward contracts in connection with existing portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund's exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the Fund's exposure to foreign currency fluctuations from one country to another. For example, when Lord Abbett believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. This investment practice generally is referred to as "cross-hedging" when another foreign currency is used.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements may not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs.

At or before the maturity date of a forward contract that requires a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.

The cost to a Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

FOREIGN SECURITIES. Each Fund may invest up to 10% of their net assets in foreign securities that are primarily traded outside the United States. This limitation does not include ADRs. Foreign securities may involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers, including the following:

     - Foreign securities may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to foreign securities and changes in exchange control regulations (i.e., currency blockage). A decline in the exchange rate of the foreign currency in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security in U.S. dollars.
     - Brokerage commissions, custodial services, and other costs relating to investment in foreign securities markets generally are more expensive than in the U.S.
     - Clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures may be unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.
     - Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a comparable U.S. issuer.
     - There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.
     - Foreign securities markets may have substantially less volume than U.S. securities markets, and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers.
     - Foreign securities may trade on days when a Fund does not sell shares. As a result, the value of a Fund's portfolio securities may change on days an investor may not be able to purchase or redeem Fund shares.
     - With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of a Fund, and political or social instability or diplomatic developments that could affect investments in those countries.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Although each Fund has no current intention of doing so, each Fund may engage in futures and options on futures transactions in accordance with its investment objectives and policies.

Futures contracts are standardized contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. In addition to incurring fees in connection with futures and options, an investor is required to maintain margin deposits. At the time of entering into a futures transaction or writing an option, an investor is required to deposit a specified amount of cash or eligible securities called "initial margin." Subsequent payments, called "variation margin," are made on a daily basis as the market price of the futures contract or option fluctuates.

Each Fund may purchase and sell futures contracts and purchase and write call and put options on futures contracts for bona fide hedging purposes, including to hedge against changes in interest rates, securities prices, or to the extent a Fund invests in foreign securities, currency exchange rates, or in order to pursue risk management strategies, including gaining efficient exposure to markets and minimizing transaction costs. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. A Fund may not purchase or sell futures contracts, options on futures contracts or options on currencies traded on a CFTC-regulated exchange for non-bona fide hedging purposes if the aggregate initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.

Futures contracts and options on futures contracts present substantial risks, including the following:

     - While a Fund may benefit from the use of futures and related options, unanticipated market events may result in poorer overall performance than if a Fund had not entered into any futures or related options transactions.
     - Because perfect correlation between a futures position and a portfolio position that a Fund intends to hedge is impossible to achieve, a hedge may not work as intended, and a Fund may thus be exposed to additional risk of loss.
     - The loss that a Fund may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
     - Futures markets are highly volatile, and the use of futures may increase the volatility of a Fund's net asset value.
     - As a result of the low margin deposits normally required in futures and options on futures trading, a relatively small price movement in a contract may result in substantial losses to a Fund.
     - Futures contracts and related options may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
     - The counterparty to an OTC contract may fail to perform its obligations under the contract.

STOCK INDEX FUTURES. Although each Fund has no current intention of doing so, each Fund and the underlying funds in which Alpha Fund invests, may seek to reduce the volatility in its portfolio through the use of stock index futures contracts. A stock index futures contract is an agreement pursuant to which two parties agree, one to receive and the other to pay, on a specified date an amount of cash equal to a specified dollar amount -- established by an exchange or board of trade -- times the difference between the value of the index at the close of the last trading day of the contract and the price at which the futures contract is originally written. The purchaser pays no consideration at the time the contract is entered into; the purchaser only pays a good faith deposit.

The market value of a stock index futures contract is based primarily on the value of the underlying index. Changes in the value of the index will cause roughly corresponding changes in the market price of the futures contract. If a stock index is established that is made up of securities whose market characteristics closely parallel the market characteristics of the securities in a Fund's portfolio, then the market value of a futures contract on that index should fluctuate in a way closely resembling the market fluctuation of the portfolios. Thus, if a Fund sells futures contracts, a decline in the market value of the portfolio will be offset by an increase in the value of the short futures position to the extent of the hedge (i.e., the size of the futures position). Conversely, when a Fund has cash available (for example, through substantial sales of shares) and wishes to invest the cash in anticipation of a rising market, the Fund could rapidly hedge against the expected market increase by buying futures contracts to offset the cash position and thus cushion the adverse effect of attempting to buy individual securities in a rising market. Stock index futures contracts are subject to the same risks as other futures contracts discussed above under "Futures Contracts and Options on Futures Contracts." To date, each Fund has not entered into any stock index futures contracts and has no present intent to do so.

ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

     -    Domestic and foreign securities that are not readily marketable.
     - Repurchase agreements and time deposits with a notice or demand period of more than seven days.
     - Certain restricted securities, unless Lord Abbett determines, subject to the oversight of the Board, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A ("144A Securities") and is liquid.

144A Securities may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment. Investing in 144A Securities may decrease the liquidity of each Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

INVESTMENT COMPANIES. Each Fund may invest in securities of other investment companies subject to limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Each Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which it invests. Such investment companies will generally be money market funds or have investment objectives, policies and restrictions substantially similar to those of the investing Fund and will be subject to substantially the same risks.

Each Fund may, consistent with its investment policies, invest in investment companies established to accumulate and hold a portfolio of securities that is intended to track the price performance and dividend yield of a well-known securities index. A Fund may use such investment company securities for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of such securities may not perfectly parallel the price movement of the underlying index. An example of this type of security is the Standard & Poor's Depositary Receipt, commonly known as a "SPDR."

LISTED OPTIONS ON SECURITIES. Each Fund may purchase and write national securities exchange-listed put and call options on securities or securities indices in accordance with its investment objectives and policies. A "call option" is a contract sold for a price giving its holder the right to buy a specific amount of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. Each Fund may write covered call options that are traded on a national securities exchange with respect to securities in its portfolio in an attempt to increase income and to provide greater flexibility in the disposition of portfolio securities. During the period of the option, a Fund forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds its net premium). Each Fund may also enter into "closing purchase transactions" in order to terminate their obligation to deliver the underlying security. This may result in a short-term gain or loss. A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If a Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation.

A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by a Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. Writing listed put options may be a useful portfolio investment strategy when the Fund has cash or other reserves available for investment as a result of sales of Fund shares or when the investment manager believes a more defensive and less fully invested position is desirable in light of market conditions. Each Fund will not purchase an option if, as a result of such purchase, more than 10% of its total assets would be invested in premiums for such options. Each Fund may write covered put options to the extent that cover for such options does not exceed 15% of its net assets. Each Fund may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of the Fund's net assets at the time an option is written.

The purchase and writing of options is a highly specialized activity that involves special investment risks. Each Fund may use options for hedging or cross hedging purposes or to seek to increase total return (which is considered a speculative activity). If Lord Abbett is incorrect in its expectation of changes in market prices or determination of the correlation between the securities on which options are based and a Fund's portfolio securities, the Fund may incur losses. The use of options can also increase a Fund's transaction costs.

PREFERRED STOCK, WARRANTS AND RIGHTS. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stockholders but after bond holders and other creditors. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Investments in preferred stock present market and liquidity risks. The value of a preferred stock may be highly sensitive to the economic condition of the issuer, and markets for preferred stock may be less liquid than the market for the issuer's common stock.

Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The value of a warrant or right may not necessarily change with the value of the underlying securities. Warrants and rights cease to have value if they are not exercised prior to their expiration date. Investments in warrants and rights are thus speculative and may result in a total loss of the money invested.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction by which the purchaser acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The resale price reflects the purchase price plus an agreed-upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security. Each Fund requires at all times that the repurchase agreement be collateralized by cash or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises ("U.S. Government Securities") having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). Such agreements permit a Fund to keep all of their assets at work while retaining flexibility in pursuit of investments of a longer term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Funds may incur a loss upon disposition of them. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. Each Fund intends to limit repurchase agreements to transactions with dealers and financial institutions believed by Lord Abbett, as the investment manager, to present minimal credit risks. Lord Abbett will monitor the creditworthiness of the repurchase agreement sellers on an ongoing basis.

REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). This risk is greatly reduced because the Fund receives cash equal to 100% of the price of the security sold. Engaging in reverse repurchase agreements may also involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. Each Fund will attempt to minimize this risk by managing its duration. Each Fund's reverse repurchase agreements will not exceed 20% of the Fund's net assets.

SECURITIES LENDING. Each Fund may lend portfolio securities to registered broker-dealers. These loans may not exceed 30% of a Fund's total assets. Securities loans will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government Securities or other permissible means at least equal to 102% of the market value of the domestic securities loaned and 105% in the case of foreign securities loaned. A Fund may pay a part of the interest received with respect to the investment of collateral to a borrower and/or a third party that is not affiliated with the Fund and is acting as a "placing broker." No fee will be paid to affiliated persons of a Fund.

By lending portfolio securities, each of the Funds can increase its income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government Securities, or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities or other forms of non-cash collateral are received. Lending portfolio securities could result in a loss or delay in recovering a Fund's securities if the borrower defaults.

SHORT SALES. Each Fund may make short sales of securities or maintain a short position, if at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short. Each Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales.

TEMPORARY DEFENSIVE INVESTMENTS. As described in the Prospectus each Fund is authorized to temporarily invest a substantial amount, or even all, of its assets in various short-term fixed income securities to take a defensive position. These securities include:

     - U.S. Government Securities. These securities include Treasury bills, notes and bonds.
     - Commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.
     - Bank certificates of deposit and time deposits. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.

     - Bankers' acceptances. Bankers' acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are "accepted" when a bank guarantees their payment at maturity.
     -    Repurchase agreements.

WHEN-ISSUED OR FORWARD TRANSACTIONS. Each Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by the Fund to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government Securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at a Fund's custodian in order to pay for the commitment. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date that could result in depreciation of the value of fixed-income when-issued securities. At the time each Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Each Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

POLICIES AND PROCEDURES GOVERNING DISCLOSURE OF PORTFOLIO HOLDINGS. The Board has adopted policies and procedures with respect to the disclosure of the Funds' portfolio holdings and ongoing arrangements making available such information to the general public, as well as to certain third parties on a selective basis. Among other things, the policies and procedures are reasonably designed to ensure that the disclosure is in the best interests of Fund shareholders and to address potential conflicts of interest between the Funds on the one hand and Lord Abbett and its affiliates or affiliates of the Funds on the other hand. Except as noted in the three instances below, the Funds do not provide portfolio holdings to any third party until they are made available to the general public on Lord Abbett's website at www.LordAbbett.com or otherwise. The exceptions are as follows:

     1. The Funds may provide their portfolio holdings to (a) third parties that render services to the Funds relating to such holdings (i.e., pricing vendors, ratings organizations, custodians, external administrators, independent public accounting firms, counsel, etc.), as appropriate to the service being provided to the Funds, on a daily, monthly, calendar quarterly or annual basis within 15 days following the end of the period, and (b) third party consultants on a monthly or calendar quarterly basis within 15 days following period-end for the sole purpose of performing their own analyses with respect to the Funds. The Funds may discuss or otherwise share portfolio holdings or related information with counterparties that execute transactions on behalf of the Funds;

     2. The Funds may provide portfolio commentaries or fact sheets containing, among other things, a discussion of select portfolio holdings and a list of up to the ten largest portfolio positions, and/or portfolio performance attribution information as of the month-end within 15 days thereafter to certain Financial Intermediaries; and

     3. The Funds may provide their portfolio holdings or related information in response to governmental requests or subpoenas or in similar circumstances.

Before providing schedules of their portfolio holdings to a third party in advance of making them available to the general public, the Funds obtain assurances through contractual obligations, certifications or other appropriate means such as due diligence sessions and other meetings to the effect that: (i) neither the receiving party nor any of its officers, employees or agents will be permitted to take any holding-specific investment action based on the portfolio holdings, and (ii) the receiving party will not use or disclose the information except as it relates to rendering services for the Funds related to portfolio holdings, to perform certain internal analyses in connection with its evaluation of the Funds and/or their investment strategies, or as otherwise agreed to among the parties. In addition and also in the case of other portfolio related information, written materials will contain appropriate legends requiring that the information be kept confidential and restricting the use of the information. An executive officer of each Fund approves these arrangements subject to the Board's review and oversight, and Lord Abbett provides reports at least semi-annually to the Board concerning them. The Board also reviews the Funds' policies and procedures governing these arrangements on an annual basis. These policies and procedures may be modified at any time with the approval of the Board.

Neither the Funds, Lord Abbett nor any other party receives any compensation or other consideration in connection with any arrangement described in this section, other than fees payable to a service provider rendering services to the Funds related to the Funds' portfolio holdings. For these purposes, compensation does not include normal and customary fees that Lord Abbett or an affiliate may receive as a result of investors making investments in the Funds. Neither the Funds, Lord Abbett nor any of their affiliates has entered into an agreement or other arrangement with any third party recipient of portfolio related information under which the third party would maintain assets in the Funds or in other investment companies or accounts managed by Lord Abbett or any of its affiliated persons.

Lord Abbett's Compliance Department periodically reviews and evaluates Lord Abbett's adherence to the above policies and procedures, including the existence of any conflicts of interest between the Funds on the one hand and Lord Abbett and its affiliates or affiliates of the Funds on the other hand. The Compliance Department reports to the Board at least annually regarding its assessment of compliance with these policies and procedures.

FUND PORTFOLIO INFORMATION RECIPIENTS. Attached as Appendix A is a list of the third parties that may receive portfolio holdings information under the circumstances described above.

                                       3.
                             MANAGEMENT OF THE FUNDS


The Board of Trustees is responsible for the management of the business and affairs of each Fund in accordance with the laws of the State of Delaware. The Board appoints officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. As discussed in the Funds' semiannual Report to shareholders, the Board also approves an investment adviser to each Fund, continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Trustee holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Funds' organizational documents.


Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Funds' investment adviser.

INTERESTED TRUSTEE

The following Trustee is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 54 portfolios or series.



                                CURRENT POSITION
     NAME, ADDRESS AND          LENGTH OF SERVICE         PRINCIPAL OCCUPATION
       YEAR OF BIRTH               WITH TRUST            DURING PAST FIVE YEARS                OTHER DIRECTORSHIPS
ROBERT S. DOW                  Trustee since 1993;   Managing Partner and Chief            N/A
Lord, Abbett & Co. LLC         Chairman since 1996   Executive Officer of Lord Abbett
90 Hudson Street                                     since 1996.
Jersey City, NJ 07302
(1945)


INDEPENDENT TRUSTEES

The following independent or outside Trustees are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 54 portfolios or series.

                               CURRENT POSITION
NAME, ADDRESS AND              LENGTH OF SERVICE     PRINCIPAL OCCUPATION
YEAR OF BIRTH                  WITH TRUST            DURING PAST FIVE YEARS                OTHER DIRECTORSHIPS
E. THAYER BIGELOW              Trustee since 1994    Managing General Partner,             Currently serves as
Lord, Abbett & Co. LLC                               Bigelow Media, LLC (since 2000);      director of Adelphia
c/o Legal Dept.                                      Senior Adviser, Time Warner Inc.      Communications, Inc.,
90 Hudson Street                                     (1998 - 2000); Acting Chief           Crane Co., and Huttig
Jersey City, NJ 07302                                Executive Officer of Courtroom        Building Products Inc.
(1941)                                               Television Network (1997 -
                                                     1998); President and Chief
                                                     Executive Officer of Time Warner
                                                     Cable Programming, Inc. (1991 -
                                                     1997).

WILLIAM H.T. BUSH              Trustee since 1998    Co-founder and Chairman of the        Currently serves as
Lord, Abbett & Co. LLC                               Board of the financial advisory       director of WellPoint,
c/o Legal Dept.                                      firm of Bush-O'Donnell & Company      Inc. (since 2002), and
90 Hudson Street                                     (since 1986).                         Engineered Support
Jersey City, NJ 07302                                                                      Systems, Inc. (since
(1938)                                                                                     2000).

ROBERT B. CALHOUN, JR.         Trustee since 1998    Managing Director of Monitor          Currently serves as
Lord, Abbett & Co. LLC                               Clipper Partners (since 1997) and     director of Avondale,
c/o Legal Dept.                                      President of Clipper Asset            Inc. and Interstate
90 Hudson Street                                     Management Corp. (since 1991), both   Bakeries Corp.
Jersey City, NJ 07302                                private equity investment funds.
(1942)

JULIE A. HILL                  Trustee since 2004    Owner and CEO of the Hillsdale        Currently serves as
Lord, Abbett & Co. LLC                               Companies, a business consulting      director of WellPoint,
c/o Legal Dept.                                      firm (since 1998); Founder,           Inc.; Resources
90 Hudson Street                                     President and Owner of the            Connection Inc.; and
Jersey City, NJ 07302                                Hiram-Hill and Hillsdale              Holcim (US) Inc. (a
(1946)                                               Development Companies  (1998 -        subsidiary of Holcim
                                                     2000).                                Ltd.).

FRANKLIN W. HOBBS              Trustee since 2001    Former Chief Executive Officer of     Currently serves as
Lord, Abbett & Co. LLC                               Houlihan Lokey Howard & Zukin, an     director of Adolph Coors
c/o Legal Dept.                                      investment bank (January 2002 -       Company.
90 Hudson Street                                     April 2003); Chairman of Warburg
Jersey City, NJ 07302                                Dillon Read (1999 - 2001); Global
(1947)                                               Head of Corporate Finance of SBC
                                                     Warburg Dillon Read (1997 - 1999);
                                                     Chief Executive Officer of Dillon,
                                                     Read & Co. (1994 - 1997).

C. ALAN MACDONALD              Trustee since 1993    Retired - General Business and        Currently serves as
Lord, Abbett & Co. LLC                               Governance Consulting (since 1992);   director of H.J. Baker
c/o Legal Dept.                                      formerly President and CEO of         (since 2003).
90 Hudson Street                                     Nestle Foods.
Jersey City, NJ 07302
(1933)

THOMAS J. NEFF                 Trustee since 1993    Chairman of Spencer Stuart (U.S.),    Currently serves as
Lord, Abbett & Co. LLC                               an executive search consulting firm   director of Ace, Ltd.
c/o Legal Dept.                                      (since 1996); President of Spencer    (since 1997) and Hewitt
90 Hudson Street                                     Stuart (1979-1996).                   Associates, Inc.
Jersey City, NJ 07302
(1937)

OFFICERS
None of the officers listed below have received compensation from the Trust. All the officers of the Trust may also be officers of the other Lord
Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City,
NJ 07302.


            NAME AND                CURRENT POSITION       LENGTH OF SERVICE                  PRINCIPAL OCCUPATION
          YEAR OF BIRTH                WITH TRUST         OF CURRENT POSITION                DURING PAST FIVE YEARS
ROBERT S. DOW                      Chief Executive      Elected in 1993           Managing Partner and Chief Executive Officer
(1945)                             Officer and                                    of Lord Abbett (since 1996).
                                   President

SHOLOM DINSKY                      Executive Vice       Elected in 2003           Partner and Large Cap Value Investment
(1944)                             President                                      Manager, joined Lord Abbett in 2000.

LESLEY-JANE DIXON                  Executive Vice       Elected in 1999           Partner and Investment Manager, joined Lord
(1964)                             President                                      Abbett in 1995.

ROBERT P. FETCH                    Executive Vice       Elected in 1999           Partner and Small-Cap Value Senior
(1953)                             President                                      Investment Manager, joined Lord Abbett in
                                                                                  1995.

KENNETH G. FULLER                  Executive Vice       Elected in 2003           Investment Manager - Large Cap Value, joined
(1945)                             President                                      Lord Abbett in 2002; formerly Portfolio
                                                                                  Manager and Senior Vice President at Pioneer
                                                                                  Investment Management, Inc.

ROBERT I. GERBER                   Executive Vice       Elected in 2005           Partner and Director of Taxable Fixed Income
(1954)                             President                                      Management, joined Lord Abbett in 1997.

HOWARD E. HANSEN                   Executive Vice       Elected in 2003           Partner and Investment Manager, joined Lord
(1961)                             President                                      Abbett in 1995.

GERARD S. E. HEFFERNAN, JR.        Executive Vice       Elected in 1999           Partner and Research Analyst, joined Lord
(1963)                             President                                      Abbett in 1998.

TODD D. JACOBSON                   Executive Vice       Elected in 2003           Investment Manager, International Core
(1966)                             President                                      Equity, joined Lord Abbett in 2003; formerly
                                                                                  Director and Portfolio Manager at Warburg
                                                                                  Pincus Asset Management and Credit Suisse
                                                                                  Asset Management (2002 - 2003); prior thereto
                                                                                  Associate Portfolio Manager of Credit Suisse
                                                                                  Asset Management.

VINCENT J. MCBRIDE                 Executive Vice       Elected in 2003           Senior Investment Manager, International Core
(1964)                             President                                      Equity, joined Lord Abbett in 2003; formerly
                                                                                  Managing Director and Portfolio Manager at
                                                                                  Warburg Pincus Asset Management and Credit
                                                                                  Suisse Asset Management.

STEVEN MCBOYLE                     Executive Vice       Elected in 2005           Senior Investment Manager, Value Opportunities
(1969)                             President                                      Fund; formerly Vice President, Mergers and
                                                                                  Acquisitions, at Morgan Stanley, joined
                                                                                  Lord Abbett in 2001.

ROBERT G. MORRIS                   Executive Vice       Elected in 1998           Partner and Chief Investment Officer, joined
(1944)                             President                                      Lord Abbett in 1991.

ELI M. SALZMANN                    Executive Vice       Elected in 2003           Partner and Director of Institutional Equity
(1964)                             President                                      Investments, joined Lord Abbett in 1997.

HAROLD E. SHARON                   Executive Vice       Elected in 2003           Investment Manager and Director,
(1960)                             President                                      International Core Equity, joined Lord Abbett
                                                                                  in 2003; formerly Financial Industry
                                                                                  Consultant for Venture Capitalist (2001 - 2003);
                                                                                  prior thereto Managing Director of Warburg
                                                                                  Pincus Asset Management and Credit Suisse
                                                                                  Asset Management.

CHRISTOPHER J. TOWLE               Executive Vice       Elected in 2005           Partner and Investment Manager, joined Lord
(1957)                             President                                      Abbett in 1987.

YAREK ARANOWICZ                    Vice President       Elected in 2004           Investment Manager, joined Lord Abbett in
(1963)                                                                            2003; formerly Vice President, Head of
                                                                                  Global Emerging Markets Funds of Warburg
                                                                                  Pincus Asset Management and Credit Suisse
                                                                                  Asset Management.

JAMES BERNAICHE                    Chief Compliance     Elected in 2004           Chief Compliance Officer, joined Lord Abbett
(1956)                             Officer                                        in 2001; formerly Vice President and Chief
                                                                                  Compliance Officer with Credit Suisse Asset
                                                                                  Management.

JOAN A. BINSTOCK                   Chief Financial      Elected in 1999           Partner and Chief Operations Officer, joined
(1954)                             Officer and Vice                               Lord Abbett in 1999.
                                   President

DAVID G. BUILDER                   Vice President       Elected in 2001           Equity Analyst, joined Lord Abbett in 1998.
(1954)

JOHN K. FORST                      Vice President and   Elected in 2005           Deputy General Counsel, joined Lord Abbett
(1960)                             Assistant Secretary                            in 2004; prior thereto Managing Director
                                                                                  and Associate General Counsel at New York
                                                                                  Life Investment Management LLC (2002-2003);
                                                                                  formerly Attorney at Dechert LLP (2000-2002).

LAWRENCE H. KAPLAN                 Vice President and   Elected in 1997           Partner and General Counsel, joined Lord
(1957)                             Secretary                                      Abbett in 1997.

CHARLES P. MASSARE                 Vice President       Elected in 2005           Partner and Director of Quantitative
(1948)                                                                            Research & Risk Management, joined Lord
                                                                                  Abbett in 1998.

A. EDWARD OBERHAUS, III            Vice President       Elected in 1993           Partner and Manager of Equity Trading,
(1959)                                                                            joined Lord Abbett in 1983.

F. THOMAS O'HALLORAN               Vice President       Elected in 2003           Partner and Investment Manager, joined Lord
(1955)                                                                            Abbett in 2001; formerly Executive
                                                                                  Director/Senior Research Analyst at Dillon
                                                                                  Read/UBS Warburg.

TODOR PETROV                       Vice President       Elected in 2003           Investment Manager, joined Lord Abbett in
(1974)                                                                            2003; formerly Associate Portfolio Manager
                                                                                  of Credit Suisse Asset Management.

CHRISTINA T. SIMMONS               Vice President and   Elected in 2000           Assistant General Counsel, joined Lord Abbett
 (1957)                            Assistant Secretary                            in 1999.

BERNARD J. GRZELAK                 Assistant Treasurer  Elected in 2003           Director of Fund Administration, joined Lord
(1971)                                                                            Abbett in 2003; formerly Vice President,
                                                                                  Lazard Asset Management LLC (2000-2003);
                                                                                  prior thereto Manager of Deloitte & Touche
                                                                                  LLP.


COMMITTEES
The standing committees of the Board are the Audit Committee, the Proxy Committee, and the Nominating and Governance Committee.


The Audit Committee is composed wholly of Trustees who are not "interested persons" of the Funds. The members of the Audit Committee are Messrs. Bigelow, Calhoun, and Hobbs and Ms. Hill. The Audit Committee provides assistance to the Board in fulfilling its responsibilities relating to accounting matters, the reporting practices of the Funds, and the quality and integrity of the Funds' financial reports. Among other things, the Audit Committee is responsible for reviewing and evaluating the performance and independence of the Funds' independent registered public accounting firm and considering violations of the Funds' Code of Ethics to determine what action should be taken. The Audit Committee meets quarterly and during the past fiscal year met four times.

The Proxy Committee is composed of at least two Trustees who are not "interested persons" of the Funds, and also may include one or more Trustees who are partners or employees of Lord Abbett. The current members of the Proxy Committee are three independent Trustees: Messrs., Bush, MacDonald, and Neff. The Proxy Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; and (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest. During the past fiscal year, the Proxy Committee met six times.

The Nominating and Governance Committee is composed of all the Trustees who are not "interested persons" of the Funds. Among other things, the Nominating and Governance Committee is responsible for (i) evaluating and nominating individuals to serve as independent Trustees and as committee members; and (ii) periodically reviewing director/trustee compensation. During the past fiscal year, the Nominating and Governance Committee met four times. The Nominating and Governance Committee has adopted policies with respect to its consideration of any individual recommended by the Funds' shareholders to serve as an independent Trustee. A shareholder who would like to recommend a candidate may write to the Funds.

The Contracts Committee consists of all Trustees who are not "interested persons" of the Fund. The Contracts Committee conducts much of the factual inquiry undertaken by the Trustees in connection with the Board's annual consideration of whether to renew the management and other contracts with Lord Abbett and Lord Abbett Distributor. Although the Contracts Committee did not hold any formal meetings during the last fiscal year, members of the Committee conducted inquiries into the portfolio management approach and results of Lord Abbett, and reported the results of those inquiries to the Nominating and Governance Committee.


COMPENSATION DISCLOSURE
The following table summarizes the compensation for each of the directors/trustees of the Trust and for all Lord Abbett-sponsored funds.


The second column of the following table sets forth the compensation accrued by the Trust for independent Trustees. The third column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the independent directors/trustees, and amounts payable but deferred at the option of the director/trustee. No director/trustee of the funds associated with Lord Abbett and no officer of the funds received any compensation from the funds for acting as a director/trustee or officer.



(1)                        (2)                                         (3)
                           FOR THE FISCAL YEAR ENDED                   FOR YEAR ENDED DECEMBER 31, 2005
                           OCTOBER 31, 2005 AGGREGATE                  TOTAL COMPENSATION PAID BY THE TRUST AND
NAME OF TRUSTEE            COMPENSATION ACCRUED BY THE TRUST(1)        THIRTEEN OTHER LORD ABBETT-SPONSORED FUNDS(2)
E. Thayer Bigelow          $   7,358                                   $   154,750
William H.T. Bush          $   7,478                                   $   157,750
Robert B. Calhoun, Jr.     $   8,852                                   $   179,750
Julie A. Hill              $   7,672                                   $   157,750
Franklin W. Hobbs          $   7,944                                   $   157,750
C. Alan MacDonald          $   7,838                                   $   166,125
Thomas J. Neff             $   7,775                                   $   150,750



     (1) Independent Trustees' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Trust to its independent Trustees may be deferred at the option of a Trustee under an equity-based plan (the "equity-based plan") that deems the deferred amounts to be invested in shares of a Fund for later distribution to the Trustees. In addition, $25,000 of each Trustee's retainer must be deferred and is deemed invested in shares of the Trust and other Lord Abbett-sponsored funds under the equity-based plan. Of the amounts shown in the second column, the total deferred amounts for the Trustees are $1,291, $1,983, $8,852, $3,828, $7,944, $1,291, and $7,775 respectively.

     (2) The third column shows aggregate compensation, including the types of compensation described in the second column, accrued by all Lord Abbett-sponsored funds during the year ended December 31, 2005, including fees directors/trustees have chosen to defer.

The following chart provides certain information about the dollar range of equity securities beneficially owned by each Trustee in the Funds and other Lord Abbett-sponsored funds as of December 31, 2005. The amounts shown include deferred compensation to the Trustees deemed invested in fund shares. The amounts ultimately received by the Trustees under the deferred compensation plan will be directly linked to the investment performance of the funds.

                                          DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS

                                                                          AGGREGATE DOLLAR RANGE OF
                                                                          EQUITY SECURITIES IN LORD
NAME OF TRUSTEE             MICRO-CAP GROWTH FUND   MICRO-CAP VALUE         ABBETT-SPONSORED FUNDS
 Robert S. Dow                 Over $100,000          Over $100,000             Over $100,000
 E. Thayer Bigelow               $1-$10,000            $1-$10,000               Over $100,000
 William H. T. Bush              $1-$10,000            $1-$10,000               Over $100,000
 Robert B. Calhoun, Jr.          $1-$10,000           Over $100,000             Over $100,000
 Julie A. Hill                   $1-$10,000            $1-$10,000               Over $100,000
 Franklin W. Hobbs               $1-$10,000            $1-$10,000               Over $100,000
 C. Alan MacDonald               $1-$10,000            $1-$10,000               Over $100,000
 Thomas J. Neff                  $1-$10,000            $1-$10,000               Over $100,000





Code of Ethics

The directors, trustees and officers of Lord Abbett-sponsored funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Trust's Code of Ethics which complies, in substance, with Rule 17j-1 of the Act and each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code of Ethics requires, with limited exceptions, that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security seven days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code of Ethics imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of the Advisory Group.


Proxy Voting
The Funds have delegated proxy voting responsibilities to the Funds' investment adviser, Lord Abbett, subject to the Proxy Committee's general oversight. Lord Abbett has adopted its own proxy voting policies and procedures for this purpose. A copy of Lord Abbett's proxy voting policies and procedures is attached as Appendix B.


In addition, the Funds are required to file Form N-PX, with its complete proxy voting record for the twelve months ending June 30th, no later than August 31st of each year. The Funds' Form N-PX filing is available on the SEC's website at www.sec.gov. Each Fund has also made this information available, without charge, on Lord Abbett's website at www.LordAbbett.com.


                                       4.
               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

                                 (to be updated)


Each Fund is currently only being offered to partners and employees of Lord Abbett and to officers and directors or trustees of each Lord Abbett-sponsored fund (including any retired persons who formerly held such positions), and the spouses and children under the age of 21of each such employees, officer, director or trustee. As of February 2, 2004, our officers and trustees, as a group, owned 15.99% of Micro-Cap Value's outstanding Class Y shares and 8.66% of Micro-Cap Growth Fund's outstanding Class Y shares. As of February 2, 2004, the following shareholders owned 5% or more of each Fund's Class Y outstanding shares:

MICRO-CAP VALUE FUND - CLASS Y SHARES
Lord Abbett Profit Sharing Plan                                8.71%
Robert M. Hickey
90 Hudson St.
Jersey City, NJ

Lord Abbett Profit Sharing Plan                                5.66%
Gerard Heffernan
90 Hudson St.
Jersey City, NJ

Lord Abbett Profit Sharing Plan                               13.90%
Jeffrey McKee
90 Hudson St.
Jersey City, NJ

MICRO-CAP VALUE GROWTH CLASS Y SHARES
Lord Abbett Profit Sharing Plan                                6.58%
Lesley-Jane Dixon
90 Hudson St.
Jersey City, NJ

Lord Abbett Profit Sharing Plan                               10.31%
Stephen McGruder
19 E. 80th St. Apt 17B
New York, NY 10021

                                       5.
                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

As described under "Management" in the Prospectus, Lord Abbett is the Funds' investment adviser. The following partners of Lord Abbett are also officers of the Funds: Joan A. Binstock, John J. DiChiaro, Sholom Dinsky, Lesley-Jane Dixon, Robert P. Fetch, Daniel H. Frascarelli, Howard E. Hansen, Lawrence H. Kaplan, Robert G. Morris, A. Edward Oberhaus, III, F. Thomas O'Halloran, and Eli M. Salzmann. Robert S. Dow is the managing partner of Lord Abbett and an officer and Trustee of the Funds. The other partners of Lord Abbett are: Michael Brooks, Zane E. Brown, Patrick Browne, Milton Ezrati, Kevin P. Ferguson, Daria L. Foster, Robert I. Gerber, Michael S. Goldstein, Michael A. Grant, Gerard Heffernan, Charles Hofer, W. Thomas Hudson, Cinda Hughes, Ellen G. Itskovitz, Richard Larsen, Jerald Lanzotti, Robert A. Lee, Maren Lindstrom, Gregory M. Macosko, Thomas Malone, Charles Massare, Jr., Paul McNamara, Robert J. Noelke,
R. Mark Pennington, Walter Prahl, Michael Radziemski, Douglas B. Sieg, Richard Sieling, Michael T. Smith, Richard Smola, Jarrod Sohosky, Diane Tornejal, Christopher J. Towle, Edward von der Linde, and Marion Zapolin. The address of each partner is 90 Hudson Street, Jersey City, NJ 07302-3973.

Under the Management Agreement between Lord Abbett and the Trust, each Fund is obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month at an annual rate of 1.50 of 1%. These fees are allocated among the separate classes based on the class' proportionate share of each Fund's average daily net assets.

                                 MANAGEMENT FEES



         FUND                 2005               2004                2003
--------------------------------------------------------------------------------
Micro-Cap Growth Fund       $ 101,142          $  82,459           $  52,559

Micro-Cap Value Fund        $ 236,210          $ 162,882           $ 100,462



For the fiscal year ending October 31, 2006, Lord Abbett has contractually agreed to reimburse a portion of each Fund's expenses so that a Fund's Total Annual Operating Expenses do not exceed an aggregate annual rate of 2.10% of average daily net assets for Class A shares.

Each Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside trustees' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses and shareholder reports to existing shareholders, insurance premiums, and other expenses connected with executing portfolio transactions.


INVESTMENT MANAGERS
As stated in the Prospectus, Lord Abbett uses a team of investment managers and analysts acting together to manage the investments of each Fund.

Lesley-Jane Dixon heads the Micro-Cap Growth Fund team and is primarily responsible for the day-to-day management of the Fund.

Gerard Heffernan heads the Micro-Cap Value Fund team and the other senior member is Robert P. Fetch. Mr. Heffernan is primarily responsible for the day-to-day management of the Fund.

The following table indicates for each Fund as of October 31, 2005: (1) the number of other accounts managed by each investment manager who is primarily and/or jointly responsible for the day-to-day management of that Fund within certain categories of investment vehicles; and (2) the total assets in such accounts managed within each category. For each of the categories a footnote to the table also provides the number of accounts and the total assets in the accounts with respect to which the management fee is based on the performance of the account. Included in the Registered Investment Companies or mutual funds category are those U.S. registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies. The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles. Lord Abbett does not manage any hedge funds. The Other Accounts category encompasses Retirement and Benefit Plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by Financial Intermediaries unaffiliated with Lord Abbett. (The data shown below are approximate.)



                                                  OTHER ACCOUNTS MANAGED (# AND TOTAL ASSETS IN MILLIONS)
                                                  -------------------------------------------------------
                                                                          OTHER POOLED
                                                 REGISTERED INVESTMENT     INVESTMENT
FUND                       NAME                       COMPANIES             VEHICLES        OTHER ACCOUNTS
----                       ----                       ---------             --------        --------------
Micro-Cap Growth Fund      Lesley-Jane Dixon          0 / $ 0.0            0 / $ 0.0          0 / $ 0.0

Micro-Cap Value Fund       Gerard Heffernan           0 / $ 0.0            1 / $ 34.5         3 / $ 96.0



Conflicts of interest may arise in connection with the investment managers' management of the investments of the Funds and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Funds and other accounts with similar investment objectives and policies. An investment manager potentially could use information concerning a Fund's transactions to the advantage of other accounts and to the detriment of that Fund. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett's Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett's clients including the Funds. Moreover, Lord Abbett's Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord

Abbett does not believe that any material conflicts of interest exist in connection with the investment managers' management of the investments of the Funds and the investments of the other accounts referenced in the table above.


COMPENSATION OF INVESTMENT MANAGERS

Lord Abbett compensates its investment managers on the basis of salary, bonus and profit sharing plan contributions. The level of compensation takes into account the investment manager's experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors. These factors include the investment manager's investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns, and similar factors. Investment results are evaluated based on an assessment of the investment manager's three- and five-year investment returns on a pre-tax basis vs. both the appropriate style benchmarks and the appropriate peer group rankings. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the investment manager's assets under management, the revenues generated by those assets, or the profitability of the investment manager's unit. Lord Abbett does not manage hedge funds. Lord Abbett may designate a bonus payment of a manager for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan's earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses investment managers on the impact their fund's performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to an investment manager's profit-sharing account are based on a percentage of the investment manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

HOLDINGS OF INVESTMENT MANAGERS
The following table indicates for each Fund the dollar range of shares beneficially owned by each investment manager who is primarily and/or jointly responsible for the day-to-day management of that Fund, as of October 31, 2005. This table includes the value of shares beneficially owned by such investment managers through 401(k) plans and certain other plans or accounts, if any.



                                                          DOLLAR RANGE OF SHARES IN THE FUND
                                           -----------------------------------------------------------------
                                                      $1-     $10,001-   $50,001-    $100,001-  $500,001-        OVER
FUND                NAME                   NONE     $10,000    $50,000   $100,000    $500,000   $1,000,000    $1,000,000
--------------------------------------------------------------------------------------------------------------------------
Micro-Cap Growth    Lesley-Jane Dixon                                       X
Fund

Micro-Cap Value     Gerard Heffernan                                                    X
Fund


ADMINISTRATIVE SERVICES
Pursuant to an Administrative Services Agreement with the Funds, Lord Abbett provides certain administrative services not involving the provision of investment advice to each Fund. Under the Agreement, each Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month, at an annual rate of .04 of 1%. This fee is allocated among the classes of shares of each Fund based on average daily net assets.


The administrative services fees paid to Lord Abbett for the Funds for the fiscal years ended October 31st are as follows:



          FUND                   2005             2004              2003
--------------------------------------------------------------------------------
 Micro-Cap Growth Fund          $ 2,697          $ 2,199           $   988

  Micro-Cap Value Fund          $ 6,299          $ 4,343           $ 2,274

PRINCIPAL UNDERWRITER
Lord Abbett Distributor LLC, a New York limited liability company and a subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for each Fund.

CUSTODIAN AND ACCOUNTING AGENT
State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO 64105, is each Fund's custodian. The custodian pays for and collects proceeds of securities bought and sold by the Funds and attends to the collection of principal and income. The custodian may appoint domestic and foreign sub-custodians from time to time to hold certain securities purchased by a Fund in foreign countries and to hold cash and currencies for each Fund. In accordance with the requirements of Rule 17f-5, the Board has approved arrangements permitting each Fund's foreign assets not held by the custodian or its foreign branches to be held by certain qualified foreign banks and depositories. In addition, State Street Bank and Trust Company performs certain accounting and recordkeeping functions relating to portfolio transactions and calculates each Fund's net asset value.

TRANSFER AGENT
DST Systems, Inc. 210 W. 10th St. Kansas City, MO, 64106, acts as the transfer agent and dividend disbursing agent for each Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP, Two World Financial Center, New York, NY, 10281, is the Independent Registered Public Accounting Firm of the Funds and must be approved at least annually by the Funds' Board to continue in such capacity. Deloitte & Touche LLP performs audit services for the Funds, including the examination of financial statements included in the Funds' Annual Report to Shareholders.

                                       6.
                    BROKERAGE ALLOCATIONS AND OTHER PRACTICES

The Funds' policy is to obtain best execution on all portfolio transactions, which means that they seek to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, the Funds generally pay, as described below, a higher commission than some brokers might charge on the same transaction. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, the Funds, if considered advantageous, may make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are employees of Lord Abbett. These traders also do the trading for other accounts -- investment companies and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

In transactions on stock exchanges on the United States, commissions are negotiated, whereas on many foreign stock exchanges commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Purchases from underwriters of newly-issued securities for inclusion in the Funds' portfolio usually will include a concession paid to the underwriter by the issuer, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, with the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market-proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

While neither Lord Abbett nor the Funds obtain third party research services from brokers executing portfolio transactions for the Funds, some of these brokers may provide proprietary research services, at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Funds. Conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Funds, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. Lord Abbett cannot allocate research services received from brokers to any particular account, are not a substitute for Lord Abbett's services but are supplemental to its own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of proprietary research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be increased if it attempted to generate such additional information through its own staff.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.

Lord Abbett seeks to combine or "batch" purchases or sales of a particular security placed at the same time for similarly situated accounts, including the Funds, to facilitate "best execution" and to reduce other transaction costs, if relevant. Each account that participates in a particular batched order, including the Funds, will do so at the average share price for all transactions related to that order in that security on that business day. Lord Abbett generally allocates securities purchased or sold in a batched transaction among participating accounts in proportion to the size of the order placed for each account (i.e., pro-rata). Lord Abbett, however, may increase or decrease the amount of securities allocated to one or more accounts if necessary to avoid holding odd-lot or small numbers of shares in a client account. In addition, if Lord Abbett is unable to execute fully a batched transaction and determines that it would be impractical to allocate a small number of securities on a pro-rata basis among the participating accounts, Lord Abbett allocates the securities in a manner it determines to be fair to all accounts over time.


For the following fiscal years Funds paid total brokerage commissions on transactions of securities to independent broker-dealers as follows:



         FUND                 2005               2004              2003
--------------------------------------------------------------------------------
Micro-Cap Growth Fund       $ 23,153           $ 28,795          $ 33,220

Micro-Cap Value Fund        $ 21,140           $ 21,827          $ 22,732


                                       7.
                                CLASSES OF SHARES

Each Fund offers different classes of shares to eligible purchasers. Only Class Y shares are offered in this SAI. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. As of the date of this SAI, each Fund offers Class Y shares only to employees, partners, officers, directors or trustees of each Lord Abbett-sponsored fund and the spouses and children under the age of 21 of each such person, as well as retired persons who formerly held such positions. These are the only individuals who are eligible Purchasers with respect to Class Y shares of the Funds. Eligible Purchasers may purchase shares at the net asset value ("NAV") per share determined after we receive the purchase order submitted in proper form. In the future, Class A shares may be offered to other investors, in which case a front-end sales charge normally will be added to the NAV as described below.

All classes of shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Additional classes, series, or funds may be added in the future. The Act requires that where more than one class, series, or fund exists, each class, series, or fund must be preferred over all other classes, series, or funds in respect of assets specifically allocated to such class, series, or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interest of each class, series, or fund in the matter are substantially identical or the matter does not affect any interest of such class, series, or fund. However, the Rule exempts the selection of independent auditors, the approval of a contract with a principal underwriter and the election of trustees from the separate voting requirements.

The Trust does not hold meetings of shareholders unless one or more matters are required to be acted on by shareholders under the Act. Under the Trust's Declaration and Agreement of Trust ("Declaration") shareholder meetings may be called at any time by certain officers of the Trust or by a majority of the trustees (i) for the purpose of taking action upon any matter requiring the vote or authority of each Fund's shareholders or upon other matters deemed to be necessary or desirable or (ii) upon the written request of the holders of at least one-quarter of each Fund's outstanding shares and entitled to vote at the meeting.

SHAREHOLDER LIABILITY. Delaware law provides that the Trust's shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private for profit corporations. The courts of some states, however, may decline to apply Delaware law on this point. The Declaration contains an express disclaimer of shareholder liability for the acts, obligations, or affairs of the Trust and requires that a disclaimer be given in each contract entered into or executed by the Trust. The Declaration provides for indemnification out of the Trust's property of any shareholder or former shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. Lord Abbett believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.

Under the Declaration, the Trustees may, without shareholder vote, cause the Trust to merge or consolidate into, or sell and convey all or substantially all of, the assets of the Trust to one or more trusts, partnerships or corporations, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Trust's registration statement. In addition, the Trustees may, without shareholder vote, cause the Trust to be incorporated under Delaware law.

Derivative actions on behalf of the Trust may be brought only by shareholders owning not less than 50% of the then outstanding shares of the Trust.

                                       8.
            PURCHASES, REDEMPTIONS, PRICING, AND PAYMENTS TO DEALERS

Information concerning how we value Fund shares is contained in the Prospectus under "Purchases" and "Redemptions."

The Funds' Board has adopted policies and procedures that are designed to prevent or stop excessive trading and market timing. Please see the Prospectuses under "Purchases".

Under normal circumstances, we calculate a Fund's net asset value as of the close of the NYSE on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Portfolio securities are valued at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange, or on the NASDAQ National Market System are valued at the last sale price, or, if there is no sale on that day, at the last bid, or, in the case of bonds, in the over-the-counter market if that market more accurately reflects the market value of the bonds. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the last bid and asked prices. Over-the-counter fixed income securities are valued at prices supplied by independent pricing services, which reflect broker-dealer-supplied valuations and electronic data processing techniques reflecting the mean between the bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board as described in the Prospectus.

All assets and liabilities expressed in foreign currencies will be converted into United States dollars at the exchange rates of such currencies against United States dollars provided by an independent pricing service at the close of regular trading on the London Stock Exchange. If such exchange rates are not available, the rate of exchange will be determined in accordance with the policies established by the Board.

The net asset value per share for the Class Y shares will be determined by taking the net assets and dividing by the number of Class Y shares outstanding. Our Class Y shares will be offered at net asset value.

CLASS Y SHARE EXCHANGES. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your Class Y shares for Class Y shares of any Lord Abbett-sponsored fund currently offering Class Y shares to the public. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made. We reserve the right to reject or restrict any purchase order or exchange request if a Fund or Lord Abbett Distributor determines that it is in the best interest of the Fund and its shareholders. Each Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or otherwise by Lord Abbett Distributor or a Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission ("SEC") deems an emergency to exist.

The Board may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 60 days' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

PURCHASES THROUGH FINANCIAL INTERMEDIARIES. Each Fund and/or Lord Abbett Distributor has authorized one or more agents to receive on its behalf purchase and redemption orders. Such agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of a Fund or Lord Abbett Distributor. Each Fund will be deemed to have received a purchase or redemption order when an authorized agent or, if applicable, an agent's authorized designee, receives the order. A Financial Intermediary may charge transaction fees on the purchase and/or sale of Fund shares.

REVENUE SHARING AND OTHER PAYMENTS TO DEALERS AND FINANCIAL INTERMEDIARIES. As described in each Fund's prospectus, Lord Abbett or Lord Abbett Distributor, in its sole discretion, at its own expense and without cost to the Fund or shareholders, also may make payments to dealers and other firms authorized to accept orders for Fund shares (collectively, "Dealers") in connection with marketing and/or distribution support for Dealers, shareholder servicing, entertainment, training and education activities for the Dealers, their investment professionals and/or their clients or potential clients, and/or the purchase of products or services from such Dealers. Some of these payments may be referred to as revenue sharing payments. As of the date of this statement of additional information, the Dealers to whom Lord Abbett or Lord Abbett Distributor makes revenue sharing payments (not including payments for entertainment, and training and education activities for the Dealers, their investment professionals and/or their clients or potential clients) were as follows:


     Allstate Life Insurance Company
     Allstate Life Insurance Company of New York
     A.G. Edwards & Sons, Inc.
     B.C. Ziegler and Company
     Bodell Overcash Anderson & Co., Inc.
     Cadaret, Grant & Co., Inc.
     Citigroup Global Markets, Inc.
     Edward D. Jones & Co.
     National Financial Partners
     Phoenix Life and Annuity Co.
     Piper Jaffrey & Co.
     Protective Life Insurance Company
     Prudential Investment Management Services LLC
     RBC Dain Rauscher
     Raymond James & Associates, Inc.
     Raymond James Financial Services, Inc.

     Family Investors Company
     James I. Black & Co.
     Linsco/Private Ledger Corp.
     Mass Mutual Life Investors Services, Inc.
     McDonald Investments Inc.
     Merrill Lynch, Pierce, Fenner & Smith Incorporated
     (and/or certain of its affiliates)
     Metlife Securities, Inc.
     Morgan Stanley DW, Inc.
     Sun Life Assurance Company of Canada
     The Travelers Insurance Company
     The Travelers Life and Annuity Company
     UBS Financial Services Inc.
     Wachovia Securities, LLC


For more specific information about any revenue sharing payments made to your Dealer, investors should contact their investment professionals.

REDEMPTIONS IN KIND. Under circumstances in which it is deemed detrimental to the best interests of each Fund's shareholders to make redemption payments wholly in cash, each Fund may pay any portion of a redemption in excess of the lesser of $250,000 or 1% of a Fund's net assets by a distribution in kind of readily marketable securities in lieu of cash. Each Fund presently has no intention to make redemptions in kind under normal circumstances, unless specifically requested by a shareholder.

                                       9.
                              Taxation of the Funds

Each Fund has elected, has qualified, and intends to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986 (the "Code"). Because each Fund is treated as a separate entity for federal income tax purposes, the status of each Fund as a regulated investment company is determined separately by the Internal Revenue Service. If a Fund qualifies as a regulated investment company, the Fund will not be liable for U.S. federal income taxes on income and capital gains that the Fund timely distributes to its shareholders. If in any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates and when such income is distributed, such distributions will be further taxed at the shareholder level. Assuming a Fund does qualify as a regulated investment company, it will be subject to a 4% non-deductible excise tax on certain amounts that are not distributed or treated as having been distributed on a timely basis each calendar year. Each Fund intends to distribute to its shareholders each year an amount adequate to avoid the imposition of this excise tax.

Each Fund intends to declare and pay as dividends each year substantially all of its net income from investments. Dividends paid by a Fund from its ordinary income or net realized short-term capital gains are taxable to you as ordinary income; however, certain qualified dividend income that a Fund receives and distributes to you is subject to a reduced tax rate of 15% (5% if you are in the 10% or 15% tax brackets) if you meet the general requirement of having held your Fund shares for more than 60 days, and you satisfy certain other requirements.

Dividends paid by a Fund from its net realized long-term capital gains are taxable to you as long-term capital gains, regardless of the length of time you have owned Fund shares. The maximum federal income tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are currently (i) the same as ordinary income tax rates for capital assets held for one year or less, and (ii) 15% (5% for taxpayers in the 10% or 15% tax brackets) for capital assets held for more than one year. You should also be aware that the benefits of the long-term capital gains and qualified dividend rates may be reduced if you are subject to the alternative minimum tax. Capital gains recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations. All dividends are taxable regardless of whether they are received in cash or reinvested in Fund shares.

A Fund's net capital losses for any year cannot be passed through to you but can be carried forward for a period of years to offset the Fund's capital gains in those years. To the extent capital gains are offset by such losses, they do not result in tax liability to a Fund and are not expected to be distributed to you as long term capital gains dividends.

Dividends paid by a Fund to corporate shareholders may qualify for the dividends received deduction to the extent they are derived from dividends paid to the Fund by domestic corporations. If you are a corporation, you must have held your Fund shares for more than 45 days to qualify for the dividends received deduction. The dividends received deduction may be limited if you incur indebtedness to acquire Fund shares, and may result in reduction to the basis of your shares in a Fund if the dividend constitutes an extraordinary dividend at the Fund level.

Distributions paid by a Fund that do not constitute dividends because they exceed the Fund's current and accumulated earnings and profits will be treated as a return of capital and reduce the tax basis of your Fund shares. To the extent that such distributions exceed the tax basis of your Fund shares, the excess amounts will be treated as gains from the sale of the shares.

Ordinarily, you are required to take distributions by a Fund into account in the year in which they are made. A distribution declared in October, November, or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed paid by a Fund and received by you on December 31 of that calendar year if the distribution is paid by the Fund in January of the following year. Each Fund will send you annual information concerning the tax treatment of dividends and other distributions paid to you by the Fund.

At the time of your purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or to undistributed taxable income of the Fund. Consequently, subsequent distributions by a Fund with respect to these shares from such appreciation or income may be taxable to you even if the net asset value of your shares is, as a result of the distributions, reduced below your cost for such shares and the distributions economically represent a return of a portion of your investment.

In general, if Fund shares are sold, you will recognize gain or loss equal to the difference between the amount realized on the sale and your adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. However, if your holding period in your Fund shares is six months or less, any capital loss realized from a sale, exchange, or redemption of such shares must be treated as long-term capital loss to the extent of dividends classified as "capital gain dividends" received with respect to such shares. Losses on the sale of Fund shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, you acquire shares that are substantially identical.

If your Fund shares are redeemed by a distribution of securities, you will be taxed as if you had received cash equal to the fair market value of the securities. Consequently, you will have a fair market value basis in the securities.

Under Treasury regulations, if you are an individual and recognize a loss with respect to Fund shares of $2 million or more (if you are a corporation, $10 million or more) in any single taxable year (or greater amounts over a combination of years), you may be required to file a disclosure statement with the Internal Revenue Service.

Certain investment practices that a Fund may utilize, such as investing in options, futures, forward contracts, short sales, foreign currency, or foreign entities classified as "passive foreign investment companies" for U.S. tax purposes, may affect the amount, character, and timing of the recognition of gains and losses by the Fund. Such transactions may in turn affect the amount and character of Fund distributions to you.

A Fund may in some cases be subject to foreign withholding taxes, which would reduce the yield on its investments. It is generally expected that a Fund will not be eligible to pass through to you the ability to claim a federal income tax credit or deduction for foreign income taxes paid by the Fund.

You may be subject to a 28% withholding tax on reportable dividends, capital gain distributions, and redemptions ("backup withholding"). Generally, you will be subject to backup withholding if a Fund does not have your certified taxpayer identification number on file, or, to the Fund's knowledge, the number that you have provided is incorrect or backup withholding is applicable as a result of your previous underreporting of interest or dividend income. When establishing an account, you must certify under penalties of perjury that your taxpayer identification number is correct and that you are not otherwise subject to backup withholding.

The tax rules of the various states of the United States and their local jurisdictions with respect to distributions from a Fund can differ from the U.S. federal income tax rules described above. Many states allow you to exclude from your state taxable income the percentage of dividends derived from certain federal obligations, including interest on some federal agency obligations. Certain states, however, may require that a specific percentage of a Fund's income be derived from federal obligations before such dividends may be excluded from state taxable income. A Fund may invest some or all of its assets in such federal obligations. Each Fund intends to provide to you on an annual basis information to permit you to determine whether Fund dividends derived from interest on federal obligations may be excluded from state taxable income.

If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply and you should consult your tax adviser for detailed information about the tax consequences to you of owning Fund shares.

The foregoing discussion addresses only the U.S. federal income tax consequences applicable to U.S. persons (generally, U.S. citizens or residents (including certain former citizens and former long-term residents), domestic corporations or domestic entities taxed as corporations for U.S. tax purposes, estates the income of which is subject to U.S. federal income taxation regardless of its source, and trusts if a court within the United States is able to exercise primary supervision over their administration and at least one U.S. person has the authority to control all substantial decisions of the trusts). The treatment of the owner of an interest in an entity that is a pass-through entity for U.S. tax purposes (e.g., partnerships and disregarded entities) and that owns Fund shares will generally depend upon the status of the owner and the activities of the pass-through entity. If you are not a U.S. person or are the owner of an interest in a pass-through entity that owns Fund shares, you should consult your tax adviser regarding the U.S. and foreign tax consequences of the ownership of Fund shares, including the applicable rate of U.S. withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of U.S. gift and estate taxes.

Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, exchange, or redemption of your Fund shares.

                                       10.
                                   UNDERWRITER

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for the Funds. The Trust has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of each Fund, and to make reasonable efforts to sell Fund shares, on a continuous basis, so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

                                       11.
                                   PERFORMANCE

Each Fund computes the average annual compounded rates of total return during specified periods (i) before taxes, (ii) after taxes on Fund distributions, and
(iii) after taxes on Fund distributions and redemption (or sale) of Fund shares at the end of the measurement period. Each Fund equates the initial amount invested to the ending (redeemable) value of such investment by adding one to the computed average annual total return, expressed as a percentage (i) before taxes, (ii) after taxes on Fund distributions, and (iii) after taxes on Fund distributions and redemption of Fund shares at the end of the measurement period, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all distributions (i) without the effect of taxes, (ii) less taxes due on such Fund distributions, and (iii) less taxes due on such Fund distributions and redemption of Fund shares, on the reinvestment dates at prices calculated as stated in the Prospectus. The ending (redeemable) value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation and, in the case of after taxes on Fund distributions and redemption of Fund shares, includes subtracting capital gains taxes resulting from the redemption and adjustments to take into account the tax benefit from any capital losses that may have resulted from the redemption.

In calculating total returns for Class Y shares, no sales charge is deducted from the initial investment and the total return is shown at net asset value.

Using the computation methods described above the following table indicates the average annual compounded rates of total return on an initial investment of one thousand dollars as of October 31, 2005, for each Fund's Class Y shares for one-year and the life of Fund. The after-tax returns were calculated using the highest applicable individual federal marginal tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distribution (e.g., the ordinary income rate for ordinary income distributions, the short-term capital gain rate for short-term capital gains distributions, and the long-term capital gain rate for long-term capital gains distributions). The tax rates may vary over the measurement period. Certain qualified dividends received by the Fund and distributed to you, will be subject to a reduced tax rate and not the ordinary tax rate. Potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) were disregarded, as were the effect of phaseouts of certain exemptions, deductions and credits at various income levels, and the impact of the federal alternative minimum income tax. Before-and after-tax returns are provided for Class Y shares for the Fund. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. A Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


                                            1 YEAR            5 YEARS           LIFE OF FUND
                                            ------            -------           ------------
MICRO-CAP GROWTH FUND
Class Y Shares
   Before Taxes                             23.57%             6.82%             6.19% (7/9/1999)
Class Y Shares After
   Taxes on Distributions                   23.07%             5.32%             4.46% (7/9/1999)
Class Y Shares After Taxes
   on Distributions and Sales
    of Fund Shares                          15.87%             4.95%             4.23% (7/9/1999)

MICRO-CAP VALUE FUND
Class Y Shares
   Before Taxes                             26.78%            22.01%            22.93% (5/1/2000)
Class Y Shares After
Taxes on Distributions                      24.23%            18.93%            20.35% (5/1/2000)
Class Y Shares After Taxes
   on Distributions and Sales
   of Fund Shares                           18.99%            17.43%            18.82% (5/1/2000)


These figures represent past performance, and an investor should be aware that the investment return and principal value of an investment in a Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that past performance will be repeated in the future.

Each Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports, or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. Each Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature. In addition, each Fund may from time to time advertise or describe in sales literature its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and/or investments for which reliable performance information is available.

                                       12.
                              FINANCIAL STATEMENTS

The financial statements incorporated herein by reference from the Lord Abbett Securities Trust - Micro-Cap Growth Fund's and Micro-Cap Value Fund's 2005 Annual Report to Shareholders have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, as stated in their report, which is incorporated herein by reference, and has been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                                   APPENDIX A

                      FUND PORTFOLIO INFORMATION RECIPIENTS

The following is a list of the third parties that may receive portfolio holdings or related information under the circumstances described above under Investment Policies - Policies and Procedures Governing Disclosure of Portfolio Holdings:


                                                                          PORTFOLIO COMMENTARIES,
                                                                          FACT SHEETS, PERFORMANCE
                                                PORTFOLIO HOLDINGS        ATTRIBUTION INFORMATION
                                                (ITEM #1)*                (ITEM #2)*
ABN-AMRO Asset Management                                                          Monthly
ADP Retirement Services                                                            Monthly
AG Edwards                                                                         Monthly
AIG SunAmerica                                                                     Monthly
Allstate Life Insurance Company                                                    Monthly
Alpha Investment Consulting Group LLC                                              Monthly
American Express Retirement Services                                               Monthly
American United Life Insurance Company                                             Monthly
AMG                                                                                Monthly
Amivest Capital Management                                                         Monthly
Amvescap Retirement                                                                Monthly
AON Consulting                                                                     Monthly
Arnerich Massena & Associates, Inc.                  Monthly                       Monthly
Asset Performance Partners                                                         Monthly
Asset Strategies Portfolio Services, Inc.                                          Monthly
AXA Financial Services                                                             Monthly
Bank of America Corporation                                                        Monthly
Bank of New York                                                                   Monthly
Bank of Oklahoma                                                                   Monthly
Bank One                                                                           Monthly
B.C. Zeigler                                                                       Monthly
Becker, Burke Associates                             Monthly                       Monthly
Bell GlobeMedia Publishing Co.                       Monthly
Bellweather Consulting                                                             Monthly
Berthel Schutter                                     Monthly                       Monthly
BilkeyKatz Investment Consultants                    Monthly
Brown Brothers Harriman                                                            Monthly
Buck Consultants, Inc.                                                             Monthly
Callan Associates Inc.                               Monthly                       Monthly
Cambridge Associates LLC                                                           Monthly
Cambridge Financial Services                                                       Monthly
Ceridian                                                                           Monthly
Charles Schwab & Co                                                                Monthly
Chicago Trust Company                                                              Monthly
CIBC Oppenheimer                                                                   Monthly
CitiStreet Retirement Services                                                     Monthly
Clark Consulting                                                                   Monthly
Columbia Funds                                                                     Monthly

                                                                          PORTFOLIO COMMENTARIES,
                                                                          FACT SHEETS, PERFORMANCE
                                                PORTFOLIO HOLDINGS        ATTRIBUTION INFORMATION
                                                (ITEM #1)*                (ITEM #2)*
Columbia Management Group                                                          Monthly
Columbia Trust Company                                                             Monthly
Concord Advisory Group Ltd.                          Monthly                       Monthly
Consulting Services Group, LP                                                      Monthly
Copic Financial                                                                    Monthly
CPI Qualified Plan Consultants                                                     Monthly
CRA RogersCasey                                                                    Monthly
Curcio Webb                                          Monthly                       Monthly
D.A. Davidson                                                                      Monthly
Dahab Assoc.                                                                       Monthly
Daily Access                                                                       Monthly
Defined Contribution Advisors, Inc.                                                Monthly
Delaware Investment Advisors                                                       Monthly
Deloitte & Touche LLP                             Semi-Annually
DeMarche Associates, Inc.                                                          Monthly
DiMeo Schneider & Associates                                                       Monthly
Disabato Associates, Inc.                                                          Monthly
Diversified Investment Advisors, Inc.                                              Monthly
EAI                                                                                Monthly
Edward Jones                                                                       Monthly
Ennis, Knupp & Associates                                                          Monthly
Federated Investors                                                                Monthly
Fidelity Investment                                                                Monthly
Fidelity Investments                                                               Monthly
Fifth Third Bank                                                                   Monthly
First Mercantile Trust Co.                                                         Monthly
FleetBoston Financial Corp.                                                        Monthly
Franklin Templeton                                                                 Monthly
Freedom One Investment Advisors                                                    Monthly
Frost Bank                                                                         Monthly
Fuji Investment Management Co., Ltd.                                               Monthly
Fund Evaluation Group, Inc.                                                        Monthly
Goldman Sachs                                                                      Monthly
Great West Life and Annuity Insurance Company                                      Monthly
Greenwich Associates                                                               Monthly
Guardian Life Insurance                                                            Monthly
Hartford Life Insurance Company                                                    Monthly
Hartland & Co.                                                                     Monthly
Hewitt Financial Services, LLC                                                     Monthly
Hewitt Investment Group                                                            Monthly
Highland Consulting Associates, Inc.                                               Monthly
Holbien Associates, Inc.                                                           Monthly
Horace Mann Life Insurance Company                                                 Monthly
HSBC                                                                               Monthly
ICMA Retirement Corp.                                                              Monthly

                                                                          PORTFOLIO COMMENTARIES,
                                                                          FACT SHEETS, PERFORMANCE
                                                PORTFOLIO HOLDINGS        ATTRIBUTION INFORMATION
                                                (ITEM #1)*                (ITEM #2)*
ING                                                                                Monthly
Institutional Shareholder Services, Inc.             Monthly                       Monthly
Intuit                                                                             Monthly
INVESCO Retirement Services                                                        Monthly
Invesmart                                                                          Monthly
Investment Consulting Services, LLC                                                Monthly
Invivia                                                                            Monthly
Irish Life Inter. Managers                           Monthly
Janney Montgomery Scott LLC                                                        Monthly
Jefferson National Life Insurance Company                                          Monthly
Jeffrey Slocum & Associates, Inc.                    Monthly                       Monthly
JP Morgan Consulting                                                               Monthly
JP Morgan Fleming Asset Management                                                 Monthly
JP Morgan Investment Management                                                    Monthly
Kmotion, Inc.                                        Monthly
LCG Associates, Inc.                                                               Monthly
Legacy Strategic Asset Mgmt. Co.                                                   Monthly
Legg Mason                                                                         Monthly
Lincoln Financial                                                                  Monthly
LPL Financial Services                                                             Monthly
Manulife Financial                                                                 Monthly
Marco Consulting Group                                                             Monthly
Marquette Associates, Inc.                                                         Monthly
MassMutual Financial Group                                                         Monthly
McDonald                                                                           Monthly
Meketa Investment Group                                                            Monthly
Mellon Employee Benefit Solutions                                                  Monthly
Mellon Human Resources & Investor Solutions                                        Monthly
Mercer HR Services                                                                 Monthly
Mercer Investment Consulting                                                       Monthly
Merrill Corporation                                  Monthly                       Monthly
Merrill Lynch                                                                      Monthly
Merrill Lynch, Pierce, Fenner & Smith, Inc.          Monthly
MetLife                                                                            Monthly
MetLife Investors                                                                  Monthly
MFS Retirement Services, Inc.                                                      Monthly
MFS/Sun Life Financial Distributors, Inc.                                          Monthly
(MFSLF)
Midland National Life                                                              Monthly
Milliman & Robertson Inc.                                                          Monthly
Minnesota Life Insurance Company                                                   Monthly
ML Benefits & Investment Solutions                                                 Monthly
Monroe Vos Consulting Group, Inc.                                                  Monthly
Morgan Keegan                                                                      Monthly
Morgan Stanley Dean Witter                                                         Monthly

                                                                          PORTFOLIO COMMENTARIES,
                                                                          FACT SHEETS, PERFORMANCE
                                                PORTFOLIO HOLDINGS        ATTRIBUTION INFORMATION
                                                (ITEM #1)*                (ITEM #2)*
MorganStanley                                                                      Monthly
Morningstar Associates, Inc.                                                       Monthly
National City Bank                                                                 Monthly
Nationwide Financial                                                               Monthly
NCCI Holdings, Inc.                                                                Monthly
New England Pension Consultants                                                    Monthly
New York Life Investment Management                                                Monthly
Nordstrom Pension Consulting (NPC)                                                 Monthly
NY Life Insurance Company                                                          Monthly
Oxford Associates                                                                  Monthly
Palmer & Cay Investment Services                                                   Monthly
Paul L. Nelson & Associates                                                        Monthly
Peirce Park Group                                                                  Monthly
Pension Consultants, Inc.                                                          Monthly
PFE Group                                                                          Monthly
PFM Group                                                                          Monthly
PFPC, Inc.                                                                         Monthly
Phoenix Life Insurance Company                                                     Monthly
Piper Jaffray/ USBancorp                                                           Monthly
Planco                                               Monthly
PNC Advisors                                                                       Monthly
Portfolio Evaluations, Inc.                                                        Monthly
Prime, Buchholz & Associates, Inc.                                                 Monthly
Protective Life Corporation                                                        Monthly
Prudential Financial                                                               Monthly
Prudential Investments                                                             Monthly
Prudential Securities, Inc.                                                        Monthly
Putnam Investments                                                                 Monthly
Quant Consulting                                                                   Monthly
Reuters, Ltd.                                        Monthly                       Monthly
R.V. Kuhns & Associates, Inc.                                                      Monthly
Raymond James Financial                                                            Monthly
RBC Dain Rauscher                                                                  Monthly
Rocaton Investment Advisors, LLC                                                   Monthly
Ron Blue & Co.                                                                     Monthly
Roszel Advisors, LLC (MLIG)                                                        Monthly
Scudder Investments                                                                Monthly
Segal Advisors                                                                     Monthly
SEI Investment                                                                     Monthly
SG Constellation LLC                                 Monthly                       Monthly
Shields Associates                                                                 Monthly
Smith Barney                                                                       Monthly
Spagnola-Cosack, Inc.                                                              Monthly
Standard & Poor's                                                                  Monthly
Stanton Group                                                                      Monthly

                                                                          PORTFOLIO COMMENTARIES,
                                                                          FACT SHEETS, PERFORMANCE
                                                PORTFOLIO HOLDINGS        ATTRIBUTION INFORMATION
                                                (ITEM #1)*                (ITEM #2)*
State Street Bank & Trust Co.                        Monthly                       Monthly
Stearne, Agee & Leach                                                              Monthly
Stephen's, Inc.                                                                    Monthly
Stifel Nicolaus                                                                    Monthly
Strategic Advisers, Inc.                             Monthly
Strategic Investment Solutions                                                     Monthly
Stratford Advisory Group, Inc.                                                     Monthly
Summit Strategies Group                                                            Monthly
Sun Life Financial Distributors, Inc.                                              Monthly
T. Rowe Price Associates, Inc.                                                     Monthly
TD Asset Management                                                                Monthly
The 401k Company                                                                   Monthly
The Carmack Group, Inc.                                                            Monthly
The Managers Fund                                                                  Monthly
The Vanguard Group                                                                 Monthly
Towers Perrin                                                                      Monthly
Transamerica Retirement Services                                                   Monthly
Travelers Life & Annuity Company                                                   Monthly
UBS- Prime Consulting Group                                                        Monthly
UMB                                                                                Monthly
Union Bank of California                                                           Monthly
US Bank                                                                            Monthly
USI Retirement                                                                     Monthly
Valic                                                                              Monthly
Vanguard                                                                           Monthly
Victory Capital Management                                                         Monthly
Vestek Systems, Inc.                                 Monthly
Wachovia Bank                                                                      Monthly
Watson Wyatt Worldwide                               Monthly                       Monthly
Welch Hornsby                                                                      Monthly
Wells Fargo                                                                        Monthly
William M. Mercer Consulting Inc.                                                  Monthly
Wilshire Associates Incorporated                                                   Monthly
Wurts & Associates                                   Monthly                       Monthly
Wyatt Investment Consulting, Inc.                                                  Monthly
Yanni Partners                                                                     Monthly


----------

  *This information is or may be provided within 15 days after the end of the period indicated below, unless otherwise noted. Many of the recipients actually receive the information on a quarterly basis, rather than on a monthly basis as noted in the chart.

                                   APPENDIX B

                                                                NOVEMBER 8, 2005


                             LORD, ABBETT & CO. LLC
                      PROXY VOTING POLICIES AND PROCEDURES

                                  INTRODUCTION


     Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process. Lord Abbett's Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Director of Equity Investments, the Firm's Managing Member and its General Counsel. Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team's portfolio is voted in a timely manner in accordance with those policies. In each case where an investment team declines to follow a recommendation of a company's management, a detailed explanation of the reason(s) for the decision is entered into the proxy voting system. Lord Abbett has retained Institutional Shareholder Services ("ISS") to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.


     The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee, composed solely of independent directors. The Funds' Proxy Committee Charter provides that the Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

     Lord Abbett is a privately-held firm, and we conduct only one business: we manage the investment portfolios of our clients. We are not part of a larger group of companies conducting diverse financial operations. We would therefore expect, based on our past experience, that the incidence of an actual conflict of interest involving Lord Abbett's proxy voting process would be limited. Nevertheless, if a potential conflict of interest were to arise, involving one or more of the Lord Abbett Funds, where practicable we would disclose this potential conflict to the affected Funds' Proxy Committees and seek voting instructions from those Committees in accordance with the procedures described below under "Specific Procedures for Potential Conflict Situations". If it were not practicable to seek instructions from those Committees, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow a recommendation of ISS. If such a conflict arose with any other client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow the recommendation of ISS.

              SPECIFIC PROCEDURES FOR POTENTIAL CONFLICT SITUATIONS

SITUATION 1. Fund Independent Board Member on Board (or Nominee for Election to Board) of Publicly Held Company Owned by a Lord Abbett Fund.

     Lord Abbett will compile a list of all publicly held companies where an Independent Board Member serves on the board of directors, or has indicated to Lord Abbett that he is a nominee for election to the board of directors (a "Fund Director Company"). If a Lord Abbett Fund owns stock in a Fund Director Company, and if Lord Abbett has decided NOT to follow the proxy voting recommendation of ISS, then Lord Abbett shall bring that issue to the Fund's Proxy Committee for instructions on how to vote that proxy issue.

     The Independent Directors have decided that the Director on the board of the Fund Director Company will not participate in any discussion by the Fund's Proxy Committee of any proxy issue for that Fund Director Company or in the voting instruction given to Lord Abbett.

SITUATION 2. Lord Abbett has a Significant Business Relationship with a Company.

     Lord Abbett will compile a list of all publicly held companies (or which are a subsidiary of a publicly held firm) that have a significant business relationship with Lord Abbett (a "Relationship Firm"). A "significant business relationship" for this purpose means: (a) a broker dealer firm which sells one percent or more of the Lord Abbett Funds' total shares for the last 12 months;
(b) a firm which is a sponsor firm with respect to Lord Abbett's Private Advisory Services business; (c) an institutional client which has an investment management agreement with Lord Abbett; (d) an institutional investor having at least $5 million in Class Y shares of the Lord Abbett Funds; and (e) a large plan 401(k) client with at least $5 million under management with Lord Abbett.

     For each proxy issue involving a Relationship Firm, Lord Abbett shall notify the Fund's Proxy Committee and shall seek voting instructions from the Fund's Proxy Committee only in those situations where Lord Abbett has proposed NOT to follow the recommendations of ISS.

SUMMARY OF PROXY VOTING GUIDELINES

     Lord Abbett generally votes in accordance with management's recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals. This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.

ELECTION OF DIRECTORS

     Lord Abbett will generally vote in accordance with management's recommendations on the election of directors. However, votes on director nominees are made on a case-by- case basis. Factors that are considered include current composition of the board and key- board nominees, long-term company performance relative to a market index, and the directors' investment in the company. We also consider whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest.

     There are some actions by directors that may result in votes being withheld. These actions include:

     1) Attending less than 75% of board and committee meetings without a valid excuse.
     2) Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.
     3) Failing to act on takeover offers where a majority of shareholders tendered their shares.
     4) Serving as inside directors and sit on an audit, compensation, stock option or nomination committee.
     5)   Failing to replace management as appropriate.

     We will generally approve proposals to elect directors annually. The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. The basic premise of the staggered election of directors is to provide a continuity of experience on the board and to prevent a precipitous change in the composition of the board. Although shareholders need some form of protection from hostile takeover attempts, and boards need tools and leverage in order to negotiate effectively with potential acquirers, a classified board tips the balance of power too much toward incumbent management at the price of potentially ignoring shareholder interests.

INCENTIVE COMPENSATION PLANS

     We usually vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case by case basis. We use ISS for guidance on appropriate compensation ranges for various industries and company sizes. In addition to considering the individual expertise of management and the value they bring to the company, we also consider the costs associated with stock-based incentive packages including shareholder value transfer and voting power dilution.

     We scrutinize very closely the approval of repricing or replacing underwater stock options, taking into consideration the following:

     1) The stock's volatility, to ensure the stock price will not be back in the money over the near term.
     2)        Management's rationale for why the repricing is necessary.
     3) The new exercise price, which must be set at a premium to market price to ensure proper employee motivation.
     4) Other factors, such as the number of participants, term of option, and the value for value exchange.

     In large-cap companies we would generally vote against plans that promoted short-term performance at the expense of longer-term objectives. Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans. Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies' compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.

                               SHAREHOLDER RIGHTS

CUMULATIVE VOTING

     We generally oppose cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

CONFIDENTIAL VOTING

     There are both advantages and disadvantages to a confidential ballot. Under the open voting system, any shareholder that desires anonymity may register the shares in the name of a bank, a broker or some other nominee. A confidential ballot may tend to preclude any opportunity for the board to communicate with those who oppose management proposals.

     On balance we believe shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.

SUPERMAJORITY VOTING

     Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

TAKEOVER ISSUES

     Votes on mergers and acquisitions must be considered on a case by case basis. The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights. It is our policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We are also opposed to amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more that 10% of the company's voting stock. Restructuring proposals will also be evaluated on a case by case basis following the same guidelines as those used for mergers.

     Among the more important issues that we support, as long as they are not tied in with other measures that clearly entrench management, are:

1) Anti-greenmail provisions, which prohibit management from buying back shares at above market prices from potential suitors without shareholder approval.

2) Fair Price Amendments, to protect shareholders from inequitable two-tier stock acquisition offers.


3) Shareholder Rights Plans (so-called "Poison Pills"), usually "blank check" preferred and other classes of voting securities that can be issued without further shareholder approval. However, we look at these proposals on a case by case basis, and we only approve these devices when proposed by companies with strong, effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support good long-range corporate goals. We vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

4) "Chewable Pill" provisions, are the preferred form of Shareholder Rights Plan. These provisions allow the shareholders a secondary option when the Board refuses to withdraw a poison pill against a majority shareholder vote. To strike a balance of power between management and the shareholder, ideally "Chewable Pill" provisions should embody the following attributes, allowing sufficient flexibility to maximize shareholder wealth when employing a poison pill in negotiations:


     - Redemption Clause allowing the board to rescind a pill after a potential acquirer has surpassed the ownership threshold.
     -    No dead-hand or no-hand pills.
     - Sunset Provisions which allow the shareholders to review, and reaffirm or redeem a pill after a predetermined time frame.
     - Qualifying Offer Clause which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

SOCIAL ISSUES

     It is our general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings. We recognize that highly ethical and competent managements occasionally differ on such matters, and so we review the more controversial issues closely.

LORD ABBETT


STATEMENT OF ADDITIONAL INFORMATION                                MARCH 1, 2006


                          LORD ABBETT SECURITIES TRUST
                           LORD ABBETT ALL VALUE FUND

                         LORD ABBETT ALPHA STRATEGY FUND

                   LORD ABBETT INTERNATIONAL CORE EQUITY FUND
                  LORD ABBETT INTERNATIONAL OPPORTUNITIES FUND
                        LORD ABBETT LARGE-CAP VALUE FUND
                          (CLASS A, B, C, AND P SHARES)



This Statement of Additional Information ("SAI") is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at 90 Hudson Street, Jersey City, NJ 07302-3973. This SAI relates to, and should be read in conjunction with, the Prospectus for the Lord Abbett Securities Trust - Lord Abbett All Value Fund (the "All Value Fund"), Alpha Strategy Fund (formerly known as Alpha Fund) ("Alpha Strategy Fund"), Lord Abbett International Core Equity Fund ("International Core Equity Fund"), International Opportunities Fund (formerly known as International Series) ("International Opportunities Fund"), and Lord Abbett Large-Cap Value Fund ("Large-Cap Value Fund") (each individually a "Fund" or, collectively, the "Funds"), dated March 1, 2006.


Shareholder account inquiries should be made by directly contacting the Funds or by calling 800-821-5129. The Annual Report to Shareholders contains additional performance information and is available without charge, upon request by calling 800-874-3733. In addition, you can make inquiries through your dealer.

          TABLE OF CONTENTS


                                                                                PAGE
          1.     Fund History
          2.     Investment Policies
          3.     Management of the Funds
          4.     Control Persons and Principal Holders of Securities
          5.     Investment Advisory and Other Services
          6.     Brokerage Allocations and Other Practices
          7.     Classes of Shares
          8.     Purchases, Redemptions, Pricing, and Payments to Dealers
          9.     Taxation of the Funds
          10.    Underwriter
          11.    Performance
          12.    Financial Statements
          Appendix A.  Fund Portfolio Information Recipients
          Appendix B.  Proxy Voting Policies and Procedures

                                       1.
                                  FUND HISTORY


Lord Abbett Securities Trust (the "Trust") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"). The Trust was organized as a Delaware business trust on February 26, 1993, with an unlimited amount of shares of beneficial interest authorized. The Trust has seven funds or series, but only five are described in this SAI. Each of the five Funds have five classes of shares: Class A, Class B, Class C, Class P and Class Y). Class Y is described in a separate SAI. Class P shares of the All Value Fund and the Alpha Strategy Fund are neither offered to the general public nor available in all states.


                                       2.
                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS. Each Fund's investment objective in the Prospectus cannot be changed without approval of a majority of each Fund's outstanding shares. Each Fund is also subject to the following fundamental investment restrictions that cannot be changed without approval of a majority of each Fund's outstanding shares.

Each Fund may not:

     (1) borrow money, except that (i) it may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) it may borrow up to an additional 5% of its total assets for temporary purposes, (iii) it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) it may purchase securities on margin to the extent permitted by applicable law;

     (2) pledge its assets (other than to secure borrowings, or to the extent permitted by each Fund's investment policies as permitted by applicable law);

     (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

     (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

     (5) buy or sell real estate (except that each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), or commodities or commodity contracts (except to the extent each Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

     (6) with respect to 75% of its gross assets, buy securities of one issuer representing more than (i) 5% of its gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer;

     (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or

     (8) issue senior securities to the extent such issuance would violate applicable law.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security, except in the case of the first restriction with which the Funds must comply on a continuous basis.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition to the investment objective of each Fund, and the investment restrictions above that cannot be changed without shareholder approval, each Fund is also subject to the following non-fundamental investment restrictions that may be changed by the Board of Trustees (the "Board") without shareholder approval.

Each Fund may not:

     (1) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

     (2) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933 ("Rule 144A"), determined by Lord Abbett to be liquid, subject to the oversight of the Board;

     (3) invest in securities issued by other investment companies except to the extent permitted by applicable law (the All Value Fund and the International Opportunities Fund may not, however, rely on Sections 12(d)(1)(F) and 12(d)(1)(G) of the Act);

     (4) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of a Fund's total assets (included within such limitation, but not to exceed 2% of its total assets, are warrants which are not listed on the New York Stock Exchange ("NYSE") or American Stock Exchange or a major foreign exchange);

     (5) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that it may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;

     (6) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in its Prospectus and SAI, as they may be amended from time to time; or

     (7) buy from or sell to any of the Trust's officers, trustees, employees, or its investment adviser or any of the adviser's officers, partners or employees, any securities other than shares of the Trust.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security.


PORTFOLIO TURNOVER RATE. For the fiscal years ended October 31, 2005 and 2004, the portfolio turnover rate was:



              FUND                        2005                   2004
--------------------------------------------------------------------------------
All Value Fund                            52.24%                 21.92%
Alpha Strategy Fund                        6.94%                  2.59%
International Core Equity Fund           100.87%                142.16%*
International Opportunities Fund          78.65%                 75.56%
Large Cap Value Fund                      54.12%                 30.53%



*period from December 15, 2003 (commencement of operations) to October 31, 2004

ADDITIONAL INFORMATION ON PORTFOLIO RISKS, INVESTMENTS AND TECHNIQUES. This section provides further information on certain types of investments and investment techniques that may be used by each Fund, including their associated risks. In the case of the Alpha Strategy Fund, references to each Fund refers to the underlying funds. During the last fiscal year, the International Core Equity Fund's portfolio turnover rate was higher than its normally expected rate of 60 to 100% due to its sale of certain securities believed to have exceeded their estimated long-term economic value; the Fund also took advantage of volatility in the markets in which it principally invests in an attempt to increase performance.


BORROWING MONEY. Each Fund may borrow money for certain purposes as described above under "Fundamental Investment Restrictions." If a Fund borrows money and experiences a decline in its net asset value, the borrowing will increase its losses.

BRADY BONDS. International Core Equity Fund and International Opportunities Fund may invest in so-called "Brady Bonds," which are securities created through the exchange of existing commercial bank loans to public and private entities for new bonds in connection with debt restructuring under a debt restructuring plan announced by former U.S.

Secretary of the Treasury Nicholas F. Brady. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are currently actively traded in the over the counter secondary market for debt instruments. Brady Bonds do not have a long payment history and are subject to, among other things, the risk of default. In light of the history of commercial bank loan defaults by Latin American public and private entities, investment in Brady Bonds may be viewed as speculative.

Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in the amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk").

CONVERTIBLE SECURITIES. Each Fund may invest in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible into common stock. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. The market value of convertible securities tends to decline as interest rates increase. If, however, the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. In such a case, a convertible security may lose much or all of its value if the value of the underlying common stock then falls below the conversion price of the security. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly based on its fixed income characteristics, and thus, may not necessarily decline in price as much as the underlying common stock.

DEBT SECURITIES. Each Fund may invest in debt securities, such as bonds, debentures, government obligations, commercial paper and pass-through instruments. The value of debt securities may fluctuate based on changes in interest rates and the issuer's financial condition. When interest rates rise or the issuer's financial condition worsens or is perceived by the market to be at greater risk, the value of debt securities tends to decline.

DEPOSITARY RECEIPTS. Each Fund may invest in American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information, and other risks. Although All Value Fund and Large-Cap Value Fund may not invest more than 10% of their net assets in foreign securities, ADRs are not subject to this limitation. For purposes of International Core Equity Fund's and International Opportunities Fund's investment policies, ADRs are treated as foreign securities.

EMERGING COUNTRIES. International Core Equity Fund and International Opportunities Fund may invest up to 20% of their net assets in emerging country securities. International Core Equity Fund considers emerging markets to be those included in the MSCI Emerging Market Free Index, while the International Opportunities Fund considers emerging markets to be those markets not included in the developed markets of the S&P/Citigroup US$500 Million - US$2.5 Billion World ex-U.S. Index. The securities markets of emerging countries tend to be less liquid, especially subject to greater price volatility, have a smaller market capitalization, have less government regulation and not to be subject to as extensive and frequent accounting, financial and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers located in certain emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions.

FOREIGN CURRENCY OPTIONS. International Core Equity Fund and International Opportunities Fund may take positions in options on foreign currencies to hedge against the risk that foreign exchange rate fluctuations will affect the value of foreign securities each Fund holds in its portfolio or intends to purchase. For example, if a Fund were to enter into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if a Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, it could hedge against such a decline by purchasing a put option on the currency involved. A Fund's ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

Transaction costs may be higher because the quantities of currencies underlying option contracts that the Funds may enter represent odd lots in a market dominated by transactions between banks.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations be firm or revised on a timely basis. Quotation information is generally representative of very large transactions in the interbank market and may not reflect smaller transactions where rates may be less favorable. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

Each Fund may effectively terminate its rights or obligations under options by entering into closing transactions. Closing transactions permit the Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. The value of a foreign currency option depends on the value of the underlying currency relative to the U.S. dollar. Other factors affecting the value of an option are the time remaining until expiration, the relationship of the exercise price to market price, the historical price volatility of the underlying currency and general market conditions. As a result, changes in the value of an option position may have no relationship to the investment merit of the foreign currency. Whether a profit or loss is realized on a closing transaction depends on the price movement of the underlying currency and the market value of the option.

Options normally have expiration dates of up to nine months. The exercise price may be below, equal to or above the current market value of the underlying currency. Options that expire unexercised have no value, and the Funds will realize a loss of any premium paid and any transaction costs. Although the Funds intend to enter into foreign currency options only with dealers which agree to enter into, and which are expected to be capable of entering into, closing transactions with the Funds, there can be no assurance that the Funds will be able to liquidate an option at a favorable price at any time prior to expiration. In the event of insolvency of the counter-party, the Funds may be unable to liquidate a foreign currency option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that the Funds would have to exercise those options that they had purchased in order to realize any profit.

FOREIGN CURRENCY TRANSACTIONS. In accordance with each Fund's investment objective and policies, each Fund may engage in spot transactions and may use forward contracts to protect against uncertainty in the level of future exchange rates.

Each Fund may enter into forward contracts with respect to specific transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

Each Fund also may use forward contracts in connection with existing portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund's exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the Fund's exposure to foreign currency fluctuations from one country to another. For example, when Lord Abbett believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. This investment practice generally is referred to as "cross-hedging" when another foreign currency is used.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements may not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs.

At or before the maturity date of a forward contract that requires a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.

The cost to a Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.


FOREIGN SECURITIES. International Core Equity Fund and International Opportunities Fund may invest all of their net assets in foreign securities of companies principally based outside the United States. All Value Fund and Large-Cap Value Fund may invest up to 10% of their net assets in foreign securities that are primarily traded outside the United States. The underlying funds in which the Alpha Strategy Fund invests also may invest all or a portion of their assets in foreign securities. Foreign securities may involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers, including the following:


     - Foreign securities may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to foreign securities and changes in exchange control regulations (i.e., currency blockage). A decline in the exchange rate of the foreign currency in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security in U.S. dollars.
     - Brokerage commissions, custodial services, and other costs relating to investment in foreign securities markets generally are more expensive than in the U.S.
     - Clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures may be unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.
     - Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a comparable U.S. issuer.
     - There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.
     - Foreign securities markets may have substantially less volume than U.S. securities markets, and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers.
     - Foreign securities may trade on days when a Fund does not sell shares. As a result, the value of a Fund's portfolio securities may change on days an investor may not be able to purchase or redeem Fund shares.
     - With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of a Fund, and political or social instability or diplomatic developments that could affect investments in those countries. In addition, a Fund may invest in less developed countries, sometimes referred to as emerging markets. The risks of investing in foreign markets are generally more severe in emerging markets.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Although each Fund has no current intention of doing so, each

Fund may engage in futures and options on futures transactions in accordance with its investment objectives and policies.

Futures contracts are standardized contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. In addition to incurring fees in connection with futures and options, an investor is required to maintain margin deposits. At the time of entering into a futures transaction or writing an option, an investor is required to deposit a specified amount of cash or eligible securities called "initial margin." Subsequent payments, called "variation margin," are made on a daily basis as the market price of the futures contract or option fluctuates.

Each Fund may purchase and sell futures contracts and purchase and write call and put options on futures contracts for bona fide hedging purposes, including to hedge against changes in interest rates, securities prices, or to the extent a Fund invests in foreign securities, currency exchange rates, or in order to pursue risk management strategies, including gaining efficient exposure to markets and minimizing transaction costs. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. A Fund may not purchase or sell futures contracts, options on futures contracts or options on currencies traded on a CFTC-regulated exchange for non-bona fide hedging purposes if the aggregate initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.

Futures contracts and options on futures contracts present substantial risks, including the following:

     - While a Fund may benefit from the use of futures and related options, unanticipated market events may result in poorer overall performance than if a Fund had not entered into any futures or related options transactions.
     - Because perfect correlation between a futures position and a portfolio position that a Fund intends to hedge is impossible to achieve, a hedge may not work as intended, and a Fund may thus be exposed to additional risk of loss.
     - The loss that a Fund may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
     - Futures markets are highly volatile, and the use of futures may increase the volatility of a Fund's net asset value.
     - As a result of the low margin deposits normally required in futures and options on futures trading, a relatively small price movement in a contract may result in substantial losses to a Fund.
     - Futures contracts and related options may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
     - The counterparty to an OTC contract may fail to perform its obligations under the contract.


STOCK INDEX FUTURES. Although each Fund has no current intention of doing so, each Fund and the underlying funds in which Alpha Strategy Fund invests, may seek to reduce the volatility in its portfolio through the use of stock index futures contracts. A stock index futures contract is an agreement pursuant to which two parties agree, one to receive and the other to pay, on a specified date an amount of cash equal to a specified dollar amount -- established by an exchange or board of trade -- times the difference between the value of the index at the close of the last trading day of the contract and the price at which the futures contract is originally written. The purchaser pays no consideration at the time the contract is entered into; the purchaser only pays a good faith deposit.


The market value of a stock index futures contract is based primarily on the value of the underlying index. Changes in the value of the index will cause roughly corresponding changes in the market price of the futures contract. If a stock index is established that is made up of securities whose market characteristics closely parallel the market characteristics of the securities in a Fund's portfolio, then the market value of a futures contract on that index should fluctuate in a way closely resembling the market fluctuation of the portfolios. Thus, if a Fund sells futures contracts, a decline in the market value of the portfolio will be offset by an increase in the value of the short futures position to the extent of the hedge (i.e., the size of the futures position). Conversely, when a Fund has cash available (for example, through substantial sales of shares) and wishes to invest the cash in anticipation of a rising market, the Fund could rapidly hedge against the expected market increase by buying futures contracts to offset the cash position and thus cushion the adverse effect of attempting to buy individual securities in a rising market. Stock index futures contracts are subject to the same risks as other futures contracts discussed above under "Futures Contracts and Options on Futures Contracts." To date, each Fund has not entered into any stock index futures contracts and has no present intention to do so.

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ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

     -    Domestic and foreign securities that are not readily marketable.
     - Repurchase agreements and time deposits with a notice or demand period of more than seven days.
     - Certain restricted securities, unless Lord Abbett determines, subject to the oversight of the Board, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A ("144A Securities") and is liquid.

144A Securities may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment. Investing in 144A Securities may decrease the liquidity of each Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.


INVESTMENT COMPANIES. Each Fund (other than Alpha Strategy Fund, a "fund of funds" that invests substantially all of its assets in certain other Lord Abbett-sponsored funds) may invest in securities of other investment companies subject to limitations prescribed by the Act, except All Value Fund and International Opportunities Fund cannot rely on Sections 12(d)(1)(F) and (G). These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Each Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which it invests. Such investment companies will generally be money market funds or have investment objectives, policies and restrictions substantially similar to those of the investing Fund and will be subject to substantially the same risks.


Each Fund may, consistent with its investment policies, invest in investment companies established to accumulate and hold a portfolio of securities that is intended to track the price performance and dividend yield of a well-known securities index. A Fund may use such investment company securities for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of such securities may not perfectly parallel the price movement of the underlying index. An example of this type of security is the Standard & Poor's Depositary Receipt, commonly known as a "SPDR."

International Core Equity Fund and International Opportunities Fund may invest in foreign countries through investment companies. Some emerging countries have laws and regulations that currently preclude direct foreign investments in the securities of their companies. However, indirect foreign investment in the securities of such countries is permitted through investment funds that have been specifically authorized. In addition to the additional fees associated with such indirect investments, these investments are subject to the risks of investing in foreign securities.

REITs. Each Fund may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). By investing in a REIT, a Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund.

Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.

LISTED OPTIONS ON SECURITIES. Each Fund may purchase and write national and international securities exchange-listed put and call options on securities or securities indices in accordance with its investment objectives and policies. A "call option" is a contract sold for a price giving its holder the right to buy a specific amount of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. Each Fund may write covered call options that are traded on a national or international securities exchange with respect to securities in its portfolio in an attempt to increase income and to provide greater flexibility in the disposition of portfolio securities. During the period of the option, a Fund forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds its net premium). Each Fund may also enter into "closing purchase transactions" in order to terminate their obligation to deliver the underlying security. This may result in a short-term gain or loss. A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If a Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation.

A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by a Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. Writing listed put options may be a useful portfolio investment strategy when the Fund has cash or other reserves available for investment as a result of sales of Fund shares or when the investment manager believes a more defensive and less fully invested position is desirable in light of market conditions. Each Fund will not purchase an option if, as a result of such purchase, more than 10% of its total assets would be invested in premiums for such options, except that the International Opportunities Fund may not exceed 5% of its total assets. Each Fund may write covered put options to the extent that cover for such options does not exceed 15% of its net assets, except the International Opportunities Fund may not exceed 25% of its net assets. Each Fund may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of the Fund's net assets at the time an option is written.

The purchase and writing of options is a highly specialized activity that involves special investment risks. Each Fund may use options for hedging or cross hedging purposes or to seek to increase total return (which is considered a speculative activity). If Lord Abbett is incorrect in its expectation of changes in market prices or determination of the correlation between the securities on which options are based and a Fund's portfolio securities, the Fund may incur losses. The use of options can also increase a Fund's transaction costs.

LOWER-RATED DEBT SECURITIES. Each Fund may invest up to 20% of its assets in lower-rated debt securities (also referred to as "junk bonds") that are rated BB/Ba or lower and may pay a higher yield, but entail greater risks, than investment grade debt securities. When compared to investment grade debt securities, lower-rated debt securities:

     - have a higher risk of default and their prices can be much more volatile due to lower liquidity;
     -    tend to be less sensitive to interest rate changes; and
     - pose a greater risk that exercise of any of their redemption or call provisions in a declining market may result in their replacement by lower-yielding bonds.

In addition, while the market for lower-rated, corporate debt securities has been in existence for many years, the market in recent years experienced a dramatic increase in the large-scale use of such securities to fund highly-leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of this market, especially during periods of economic recession.

Since the risk of default is higher among lower-rated debt securities, Lord Abbett's research and analysis is an important ingredient in the selection of such securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, a Fund seeks to reduce this risk. There can be no assurance, however, that this risk will in fact be reduced and that losses will not occur. Each Fund does not have any minimum rating criteria applicable to the fixed-income securities in which it invests.

MORTGAGE-RELATED SECURITIES. The mortgage- and asset-backed securities in which each Fund may invest may be particularly sensitive to changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Early repayment of principal on some mortgage-related securities may deprive a Fund of income payments above current market rates. The rate of prepayments on underlying mortgages also will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

OVER-THE-COUNTER OPTIONS. International Core Equity Fund and International Opportunities Fund may enter over-the-counter options contracts ("OTC options"). OTC options differ from exchange-traded options in several respects. OTC options are transacted directly with dealers and not with a clearing corporation and there is a risk of nonperformance by the dealer as a result of the insolvency of the dealer or otherwise, in which event, a Fund may experience material losses. However, in writing OTC options, the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Since there is no exchange, pricing normally is done by reference to information from market makers, which information is carefully monitored by Lord Abbett and verified in appropriate cases.

A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any given time. Consequently, a Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when a Fund writes an OTC option, generally it can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote it. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of such put or call option also might find it difficult to terminate its position on a timely basis in the absence of a secondary market.

Each Fund and Lord Abbett believe that such dealers present minimal credit risks to the Fund and, therefore, should be able to enter into closing transactions if necessary. Each Fund currently will not engage in OTC options transactions if the amount invested by a Fund in OTC options plus a "liquidity charge" related to OTC options written by the Fund, plus the amount invested by the Fund in illiquid securities, would exceed 10% of the Fund's net assets. The "liquidity charge" referred to above is computed as described below.

Each Fund anticipates entering into agreements with dealers to which the Fund sells OTC options. Under these agreements a Fund would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase Price"). The "liquidity charge" referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow a Fund to repurchase a specific OTC option written by the Fund, the "liquidity charge" will be the current market value of the assets serving as "cover" for such OTC option.

PREFERRED STOCK, WARRANTS AND RIGHTS. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stockholders but after bond holders and other creditors. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Investments in preferred stock present market and liquidity risks. The value of a preferred stock may be highly sensitive to the economic condition of the issuer, and markets for preferred stock may be less liquid than the market for the issuer's common stock.

Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The value of a warrant or right may not necessarily change with the value of the underlying securities. Warrants and rights cease to have value if they are not exercised prior to their expiration date. Investments in warrants and rights are thus speculative and may result in a total loss of the money invested.

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REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction by which the purchaser acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The resale price reflects the purchase price plus an agreed-upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security. Each Fund requires at all times that the repurchase agreement be collateralized by cash or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises ("U.S. Government Securities") having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). Such agreements permit a Fund to keep all of their assets at work while retaining flexibility in pursuit of investments of a longer term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Funds may incur a loss upon disposition of them. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. Each Fund intends to limit repurchase agreements to transactions with dealers and financial institutions believed by Lord Abbett, as the investment manager, to present minimal credit risks. Lord Abbett will monitor the creditworthiness of the repurchase agreement sellers on an ongoing basis.

REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). This risk is greatly reduced because the Fund receives cash equal to 100% of the price of the security sold. Engaging in reverse repurchase agreements may also involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. Each Fund will attempt to minimize this risk by managing its duration. Each Fund's reverse repurchase agreements will not exceed 20% of the Fund's net assets.

SECURITIES LENDING. Each Fund may lend portfolio securities to registered broker-dealers. These loans may not exceed 30% of a Fund's total assets. Securities loans will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government Securities or other permissible means at least equal to 102% of the market value of the domestic securities loaned and 105% in the case of foreign securities loaned. A Fund may pay a part of the interest received with respect to the investment of collateral to a borrower and/or a third party that is not affiliated with the Fund and is acting as a "placing broker." No fee will be paid to affiliated persons of a Fund.

By lending portfolio securities, each of the Funds can increase its income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government Securities, or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities or other forms of non-cash collateral are received. Lending portfolio securities could result in a loss or delay in recovering a Fund's securities if the borrower defaults.

SHORT SALES. Each Fund may make short sales of securities or maintain a short position, if at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short. Each Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales.

STRUCTURED SECURITIES. International Core Equity Fund and International Opportunities Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific securities, currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so the appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. Structured securities may present additional risks that are different from those associated with a direct investment in fixed-income or equity securities; they may be more volatile, less liquid and more difficult to price accurately and subject to additional credit risks.

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SWAPS. International Core Equity Fund and International Opportunities Fund may
enter into swaps relating to indexes, currencies, interest rates, equity and debt interests of foreign issuers without limit. A swap transaction is an agreement between the Fund and a counterparty to act in accordance with the terms of the swap contract. Index swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or single stock. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Swaps have risks associated with them including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

Each Fund will usually enter into swaps on a net basis (i.e. the two payments streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the counterparty to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Where swaps are entered into for good faith hedging purposes, and Lord Abbett believes such obligations do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. Where swaps are entered into for other than hedging purposes, the Fund will segregate an amount of cash or liquid securities having a value equal to the accrued excess of its obligations over entitlements with respect to each swap on a daily basis.

TEMPORARY DEFENSIVE INVESTMENTS. As described in the Prospectuses, each Fund is authorized to temporarily invest a substantial amount, or even all, of its assets in various short-term fixed income securities to take a defensive position. These securities include:

     - U.S. Government Securities. These securities include Treasury bills, notes and bonds.
     - Commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.
     - Bank certificates of deposit and time deposits. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.
     - Bankers' acceptances. Bankers' acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are "accepted" when a bank guarantees their payment at maturity.
     -    Repurchase agreements.
     -    Comparable foreign income securities.

WHEN-ISSUED OR FORWARD TRANSACTIONS. Each Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by the Fund to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government Securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at a Fund's custodian in order to pay for the commitment. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date that could result in depreciation of the value of fixed-income when-issued securities. At the time each Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Each Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

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POLICIES AND PROCEDURES GOVERNING DISCLOSURE OF PORTFOLIO HOLDINGS. The Board
has adopted policies and procedures with respect to the disclosure of the Funds' portfolio holdings and ongoing arrangements making available such information to the general public, as well as to certain third parties on a selective basis. Among other things, the policies and procedures are reasonably designed to ensure that the disclosure is in the best interests of Fund shareholders and to address potential conflicts of interest between the Funds on the one hand and Lord Abbett and its affiliates or affiliates of the Funds on the other hand. Except as noted in the three instances below, the Funds do not provide portfolio holdings to any third party until they are made available to the general public on Lord Abbett's website at www.LordAbbett.com or otherwise. The exceptions are as follows:

     1. The Funds may provide their portfolio holdings to (a) third parties that render services to the Funds relating to such holdings (i.e., pricing vendors, ratings organizations, custodians, external administrators, independent public accounting firms, counsel, etc.), as appropriate to the service being provided to the Funds, on a daily, monthly, calendar quarterly or annual basis within 15 days following the end of the period, and (b) third party consultants on a monthly or calendar quarterly basis within 15 days following period-end for the sole purpose of performing their own analyses with respect to the Funds. The Funds may discuss or otherwise share portfolio holdings or related information with counterparties that execute transactions on behalf of the Funds;

     2. The Funds may provide portfolio commentaries or fact sheets containing, among other things, a discussion of select portfolio holdings and a list of up to the ten largest portfolio positions, and/or portfolio performance attribution information as of the month-end within 15 days thereafter to certain Financial Intermediaries; and

     3. The Funds may provide their portfolio holdings or related information in response to governmental requests or subpoenas or in similar circumstances.

Before providing schedules of their portfolio holdings to a third party in advance of making them available to the general public, the Funds obtain assurances through contractual obligations, certifications or other appropriate means such as due diligence sessions and other meetings to the effect that: (i) neither the receiving party nor any of its officers, employees or agents will be permitted to take any holding-specific investment action based on the portfolio holdings, and (ii) the receiving party will not use or disclose the information except as it relates to rendering services for the Funds related to portfolio holdings, to perform certain internal analyses in connection with its evaluation of the Funds and/or their investment strategies, or as otherwise agreed to among the parties. In addition and also in the case of other portfolio related information, written materials will contain appropriate legends requiring that the information be kept confidential and restricting the use of the information. An executive officer of each Fund approves these arrangements subject to the Board's review and oversight, and Lord Abbett provides reports at least semi-annually to the Board concerning them. The Board also reviews the Funds' policies and procedures governing these arrangements on an annual basis. These policies and procedures may be modified at any time with the approval of the Board.

Neither the Funds, Lord Abbett nor any other party receives any compensation or other consideration in connection with any arrangement described in this section, other than fees payable to a service provider rendering services to the Funds related to the Funds' portfolio holdings. For these purposes, compensation does not include normal and customary fees that Lord Abbett or an affiliate may receive as a result of investors making investments in the Funds. Neither the Funds, Lord Abbett nor any of their affiliates has entered into an agreement or other arrangement with any third party recipient of portfolio related information under which the third party would maintain assets in the Funds or in other investment companies or accounts managed by Lord Abbett or any of its affiliated persons.

Lord Abbett's Compliance Department periodically reviews and evaluates Lord Abbett's adherence to the above policies and procedures, including the existence of any conflicts of interest between the Funds on the one hand and Lord Abbett and its affiliates or affiliates of the Funds on the other hand. The Compliance Department reports to the Board at least annually regarding its assessment of compliance with these policies and procedures.

FUND PORTFOLIO INFORMATION RECIPIENTS. Attached as Appendix A is a list of the third parties that may receive portfolio holdings information under the circumstances described above.

                                       3.
                             MANAGEMENT OF THE FUNDS


The Board of Trustees is responsible for the management of the business and affairs of each Fund in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. As discussed in the Funds' semiannual Report to shareholders, the Board also approves an investment adviser to each Fund, continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Funds' organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Funds' investment adviser.


INTERESTED TRUSTEE

The following Trustee is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 54 portfolios or series.



                                    CURRENT POSITION
      NAME, ADDRESS AND             LENGTH OF SERVICE           PRINCIPAL OCCUPATION
        YEAR OF BIRTH                  WITH TRUST              DURING PAST FIVE YEARS             OTHER DIRECTORSHIPS
ROBERT S. DOW                      Trustee since 1993;   Managing Partner and Chief            N/A
Lord, Abbett & Co. LLC             Chairman since 1996   Executive Officer of Lord Abbett
90 Hudson Street                                         since 1996.
Jersey City, NJ 07302
(1945)


INDEPENDENT TRUSTEES

The following independent or outside Trustees are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 54 portfolios or series.



                                   CURRENT POSITION
NAME, ADDRESS AND                  LENGTH OF SERVICE     PRINCIPAL OCCUPATION
YEAR OF BIRTH                      WITH TRUST            DURING PAST FIVE YEARS                OTHER DIRECTORSHIPS
E. THAYER BIGELOW                  Trustee since 1994    Managing General Partner,             Currently serves as
Lord, Abbett & Co. LLC                                   Bigelow Media, LLC (since 2000);      director of Adelphia
c/o Legal Dept.                                          Senior Adviser, Time Warner Inc.      Communications, Inc.,
90 Hudson Street                                         (1998 - 2000); Acting Chief           Crane Co., and Huttig
Jersey City, NJ 07302                                    Executive Officer of Courtroom        Building Products Inc.
(1941)                                                   Television Network (1997 - 1998);
                                                         President and Chief Executive
                                                         Officer of Time Warner Cable
                                                         Programming, Inc. (1991 - 1997).

WILLIAM H.T. BUSH                  Trustee since 1998    Co-founder and Chairman of the        Currently serves as
Lord, Abbett & Co. LLC                                   Board of the financial advisory       director of WellPoint,
c/o Legal Dept.                                          firm of Bush-O'Donnell & Company      Inc. (since 2002), and
90 Hudson Street                                         (since 1986).                         Engineered Support
Jersey City, NJ 07302                                                                          Systems, Inc. (since
(1938)                                                                                         2000).

ROBERT B. CALHOUN, JR.             Trustee since 1998    Managing Director of Monitor          Currently serves as
Lord, Abbett & Co. LLC                                   Clipper Partners (since 1997) and     director of Avondale,
c/o Legal Dept.                                          President of Clipper Asset            Inc. and Interstate
90 Hudson Street                                         Management Corp. (since 1991), both   Bakeries Corp.
Jersey City, NJ 07302                                    private equity investment funds.
(1942)

JULIE A. HILL                      Trustee since 2004    Owner and CEO of the Hillsdale        Currently serves as
Lord, Abbett & Co. LLC                                   Companies, a business consulting      director of WellPoint,
c/o Legal Dept.                                          firm (since 1998); Founder,           Inc.; Resources
90 Hudson Street                                         President and Owner of the            Connection Inc.; and
Jersey City, NJ 07302                                    Hiram-Hill and Hillsdale              Holcim (US) Inc. (a
(1946)                                                   Development Companies  (1998 -        subsidiary of Holcim
                                                         2000).                                Ltd.).

FRANKLIN W. HOBBS                  Trustee since 2001    Former Chief Executive Officer of     Currently serves as
Lord, Abbett & Co. LLC                                   Houlihan Lokey Howard & Zukin, an     director of Adolph Coors
c/o Legal Dept.                                          investment bank (January 2002 -       Company.
90 Hudson Street                                         April 2003); Chairman of Warburg
Jersey City, NJ 07302                                    Dillon Read (1999 - 2001); Global
(1947)                                                   Head of Corporate Finance of SBC
                                                         Warburg Dillon Read (1997 - 1999);
                                                         Chief Executive Officer of Dillon,
                                                         Read & Co. (1994 - 1997).

C. ALAN MACDONALD                  Trustee since 1993    Retired - General Business and        Currently serves as
Lord, Abbett & Co. LLC                                   Governance Consulting (since 1992);   director of H.J. Baker
c/o Legal Dept.                                          formerly President and CEO of         (since 2003).
90 Hudson Street                                         Nestle Foods.
Jersey City, NJ 07302
(1933)

THOMAS J. NEFF                     Trustee since 1993    Chairman of Spencer Stuart (U.S.),    Currently serves as
Lord, Abbett & Co. LLC                                   an executive search consulting firm   director of Ace, Ltd.
c/o Legal Dept.                                          (since 1996); President of Spencer    (since 1997) and Hewitt
90 Hudson Street                                         Stuart (1979-1996).                   Associates, Inc.
Jersey City, NJ 07302
(1937)

OFFICERS
None of the officers listed below have received compensation from the Trust. All the officers of the Trust may also be officers of the other Lord
Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.


          NAME AND                  CURRENT POSITION       LENGTH OF SERVICE                  PRINCIPAL OCCUPATION
        YEAR OF BIRTH                  WITH TRUST         OF CURRENT POSITION                DURING PAST FIVE YEARS
ROBERT S. DOW                      Chief Executive      Elected in 1993           Managing Partner and Chief Executive Officer
(1945)                             Officer and                                    of Lord Abbett (since 1996).
                                   President

SHOLOM DINSKY                      Executive Vice       Elected in 2003           Partner and Large Cap Value Investment
(1944)                             President                                      Manager, joined Lord Abbett in 2000.

LESLEY-JANE DIXON                  Executive Vice       Elected in 1999           Partner and Investment Manager, joined Lord
(1964)                             President                                      Abbett in 1995.

ROBERT P. FETCH                    Executive Vice       Elected in 1999           Partner and Small-Cap Value Senior Investment
(1953)                             President                                      Manager, joined Lord Abbett in 1995.

KENNETH G. FULLER                  Executive Vice       Elected in 2003           Investment Manager - Large Cap Value, joined
(1945)                             President                                      Lord Abbett in 2002; formerly Portfolio
                                                                                  Manager and Senior Vice President at Pioneer
                                                                                  Investment Management, Inc.

ROBERT I. GERBER                   Executive Vice       Elected in 2005           Partner and Director of Taxable Fixed Income
(1954)                             President                                      Management, joined Lord Abbett in 1997.

HOWARD E. HANSEN                   Executive Vice       Elected in 2003           Partner and Investment Manager, joined Lord
(1961)                             President                                      Abbett in 1995.

GERARD S. E. HEFFERNAN, JR.        Executive Vice       Elected in 1999           Partner and Research Analyst, joined Lord
(1963)                             President                                      Abbett in 1998.

TODD D. JACOBSON                   Executive Vice       Elected in 2003           Investment Manager, International Core
(1966)                             President                                      Equity, joined Lord Abbett in 2003; formerly
                                                                                  Director and Portfolio Manager at Warburg
                                                                                  Pincus Asset Management and Credit Suisse
                                                                                  Asset Management (2002 - 2003); prior thereto
                                                                                  Associate Portfolio Manager of Credit Suisse
                                                                                  Asset Management.

VINCENT J. MCBRIDE                 Executive Vice       Elected in 2003           Senior Investment Manager, International
(1964)                             President                                      Core Equity, joined Lord Abbett in 2003;
                                                                                  formerly Managing Director and Portfolio
                                                                                  Manager at Warburg Pincus Asset Management
                                                                                  and Credit Suisse Asset Management.

STEVEN MCBOYLE                     Executive Vice       Elected in 2005           Senior Investment Manager, Value
(1969)                             President                                      Opportunities Fund; formerly Vice President,
                                                                                  Mergers and Acquisitions, at Morgan Stanley,
                                                                                  joined Lord Abbett in 2001.

ROBERT G. MORRIS                   Executive Vice       Elected in 1998           Partner and Chief Investment Officer, joined
(1944)                             President                                      Lord Abbett in 1991.

ELI M. SALZMANN                    Executive Vice       Elected in 2003           Partner and Director of Institutional
(1964)                             President                                      Equity Investments, joined Lord Abbett in
                                                                                  1997.

HAROLD E. SHARON                   Executive Vice       Elected in 2003           Investment Manager and Director,
(1960)                             President                                      International Core Equity, joined Lord Abbett
                                                                                  in 2003; formerly Financial Industry
                                                                                  Consultant for Venture Capitalist (2001 -
                                                                                  2003); prior thereto Managing Director of
                                                                                  Warburg Pincus Asset Management and Credit
                                                                                  Suisse Asset Management.

CHRISTOPHER J. TOWLE               Executive Vice       Elected in 2005           Partner and Investment Manager, joined Lord
(1957)                             President                                      Abbett in 1987.

YAREK ARANOWICZ                    Vice President       Elected in 2004           Investment Manager, joined Lord Abbett in
(1963)                                                                            2003; formerly Vice President, Head of
                                                                                  Global Emerging Markets Funds of Warburg
                                                                                  Pincus Asset Management and Credit Suisse
                                                                                  Asset Management.

JAMES BERNAICHE                    Chief Compliance     Elected in 2004           Chief Compliance Officer, joined Lord
(1956)                             Officer                                        Abbett in 2001; formerly Vice President and
                                                                                  Chief Compliance Officer with Credit Suisse
                                                                                  Asset Management.

JOAN A. BINSTOCK                   Chief Financial      Elected in 1999           Partner and Chief Operations Officer,
(1954)                             Officer and Vice                               joined Lord Abbett in 1999.
                                   President

DAVID G. BUILDER                   Vice President       Elected in 2001           Equity Analyst, joined Lord Abbett in 1998.
(1954)

JOHN K. FORST                      Vice President and   Elected in 2005           Deputy General Counsel, joined Lord Abbett
(1960)                             Assistant Secretary                            in 2004; prior thereto Managing Director
                                                                                  and Associate General Counsel at New York
                                                                                  Life Investment Management LLC (2002-2003);
                                                                                  formerly Attorney at Dechert LLP
                                                                                  (2000-2002).

LAWRENCE H. KAPLAN                 Vice President and   Elected in 1997           Partner and General Counsel, joined Lord
(1957)                             Secretary                                      Abbett in 1997.

CHARLES P. MASSARE                 Vice President       Elected in 2005           Partner and Director of Quantitative
(1948)                                                                            Research & Risk Management, joined Lord
                                                                                  Abbett in 1998.

A. EDWARD OBERHAUS, III            Vice President       Elected in 1993           Partner and Manager of Equity Trading,
(1959)                                                                            joined Lord Abbett in 1983.

F. THOMAS O'HALLORAN               Vice President       Elected in 2003           Partner and Investment Manager, joined Lord
(1955)                                                                            Abbett in 2001; formerly Executive
                                                                                  Director/Senior Research Analyst at Dillon
                                                                                  Read/UBS Warburg.

TODOR PETROV                       Vice President       Elected in 2003           Investment Manager, joined Lord Abbett in
(1974)                                                                            2003; formerly Associate Portfolio Manager
                                                                                  of Credit Suisse Asset Management.

CHRISTINA T. SIMMONS               Vice President and   Elected in 2000           Assistant General Counsel, joined Lord
 (1957)                            Assistant Secretary                            Abbett in 1999.

BERNARD J. GRZELAK                 Assistant Treasurer  Elected in 2003           Director of Fund Administration, joined Lord
(1971)                                                                            Abbett in 2003; formerly Vice President,
                                                                                  Lazard Asset Management LLC (2000-2003);
                                                                                  prior thereto Manager of Deloitte & Touche
                                                                                  LLP.


COMMITTEES
The standing committees of the Board are the Audit Committee, the Proxy Committee, and the Nominating and Governance Committee.


The Audit Committee is composed wholly of Trustees who are not "interested persons" of the Funds. The members of the Audit Committee are Messrs. Bigelow, Calhoun, and Hobbs and Ms. Hill. The Audit Committee provides assistance to the Board in fulfilling its responsibilities relating to accounting matters, the reporting practices of the Funds, and the quality and integrity of the Funds' financial reports. Among other things, the Audit Committee is responsible for reviewing and evaluating the performance and independence of the Funds' independent registered public accounting firm and considering violations of the Funds' Code of Ethics to determine what action should be taken. The Audit Committee meets quarterly and during the past fiscal year met (fill in) times.

The Proxy Committee is composed of at least two Trustees who are not "interested persons" of the Funds, and also may include one or more Trustees who are partners or employees of Lord Abbett. The current members of the Proxy Committee are three independent Trustees: Messrs., Bush, MacDonald, and Neff. The Proxy Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; and (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest. During the past fiscal year, the Proxy Committee met six times.

The Nominating and Governance Committee is composed of all the Trustees who are not "interested persons" of the Funds. Among other things, the Nominating and Governance Committee is responsible for (i) evaluating and nominating individuals to serve as independent Trustees and as committee members; and (ii) periodically reviewing director/trustee compensation. During the past fiscal year, the Nominating and Governance Committee met four times. The Nominating and Governance Committee has adopted policies with respect to its consideration of any individual recommended by the Funds' shareholders to serve as an independent Trustee. A shareholder who would like to recommend a candidate may write to the Funds.

The Contracts Committee consists of all Trustees who are not "interested persons" of the Fund. The Contracts Committee conducts much of the factual inquiry undertaken by the Trustees in connection with the Board's annual consideration of whether to renew the management and other contracts with Lord Abbett and Lord Abbett Distributor. Although the Contracts Committee did not hold any formal meetings during the last fiscal year, members of the Committee conducted inquiries into the portfolio management approach and results of Lord Abbett, and reported the results of those inquiries to the Nominating and Governance Committee.


COMPENSATION DISCLOSURE
The following table summarizes the compensation for each of the directors/trustees of the Trust and for all Lord Abbett-sponsored funds.


The second column of the following table sets forth the compensation accrued by the Trust for independent Trustees. The third column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the independent directors/trustees, and amounts payable but deferred at the option of the director/trustee. No director/trustee of the funds associated with Lord Abbett and no officer of the funds received any compensation from the funds for acting as a director/trustee or officer.



(1)                        (2)                                         (3)
                           FOR THE FISCAL YEAR ENDED                   FOR YEAR ENDED DECEMBER 31, 2005
                           OCTOBER 31, 2005 AGGREGATE                  TOTAL COMPENSATION PAID BY THE TRUST AND
NAME OF TRUSTEE            COMPENSATION ACCRUED BY THE TRUST(1)        THIRTEEN OTHER LORD ABBETT-SPONSORED FUNDS(2)
E. Thayer Bigelow          $   7,358                                   $   154,750
William H.T. Bush          $   7,478                                   $   157,750
Robert B. Calhoun, Jr.     $   8,852                                   $   179,750
Julie A. Hill              $   7,672                                   $   157,750
Franklin W. Hobbs          $   7,944                                   $   157,750
C. Alan MacDonald          $   7,838                                   $   166,125
Thomas J. Neff             $   7,775                                   $   150,750



     (1) Independent Trustees' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Trust to its independent Trustees may be deferred at the option of a Trustee under an equity-based plan (the "equity-based plan") that deems the deferred amounts to be invested in shares of a Fund for later distribution to the Trustees. In addition, $25,000 of each Trustee's retainer must be deferred and is deemed invested in shares of the Trust and other Lord Abbett-sponsored funds under the equity-based plan. Of the amounts shown in the second column, the total deferred amounts for the Trustees are $1,291, $1,983, $8,852, $3,828, $7,944, $1,291, and $7,775 respectively.

     (2) The third column shows aggregate compensation, including the types of compensation described in the second column, accrued by all Lord Abbett-sponsored funds during the year ended December 31, 2005, including fees directors/trustees have chosen to defer.

The following chart provides certain information about the dollar range of equity securities beneficially owned by each Trustee in the Funds and other Lord Abbett-sponsored funds as of December 31, 2005. The amounts shown include deferred compensation to the Trustees deemed invested in fund shares. The amounts ultimately received by the Trustees under the deferred compensation plan will be directly linked to the investment performance of the funds.

                                            DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS
NAME OF TRUSTEE             ALPHA STRATEGY FUND        ALL VALUE FUND      INTERNATIONAL CORE EQUITY FUND
Robert S. Dow                  Over $100,000            Over $100,000              Over $100,00
E. Thayer Bigelow              Over $100,000           $10,001-$10,000             $1 to $10,000
William H. T. Bush               $1-$10,000              $1-$10,000                $1 to $10,000
Robert B. Calhoun, Jr.           $1-$10,000            $10,001-$50,000             $1 to $10,000
Julie A. Hill                    $1-$10,000              $1-$10,000                $1 to $10,000
Franklin W. Hobbs                $1-$10,000            $10,001-$50,000             $1 to $10,000
C. Alan MacDonald                $1-$10,000            $10,001-$50,000             $1 to $10,000
Thomas J. Neff                   $1-$10,000           $50,001-$100,000             $1 to $10,000



                            DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS
                                                                               AGGREGATE DOLLAR RANGE OF
                               INTERNATIONAL                                   EQUITY SECURITIES IN LORD
NAME OF TRUSTEE              OPPORTUNITIES FUND     LARGE-CAP VALUE FUND        ABBETT-SPONSORED FUNDS
Robert S. Dow                  Over $100,000            Over $100,000                Over $100,000
E. Thayer Bigelow                $1-$10,000              $1-$10,000                  Over $100,000
William H. T. Bush               $1-$10,000              $1-$10,000                  Over $100,000
Robert B. Calhoun, Jr.           $1-$10,000              $1-$10,000                  Over $100,000
Julie A. Hill*                   $1-$10,000              $1-$10,000                  Over $100,000
Franklin W. Hobbs                $1-$10,000              $1-$10,000                  Over $100,000
C. Alan MacDonald                $1-$10,000              $1-$10,000                  Over $100,000
Thomas J. Neff                   $1-$10,000              $1-$10,000                  Over $100,000


Code of Ethics
The directors, trustees and officers of Lord Abbett-sponsored funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Trust's Code of Ethics which complies, in substance, with Rule 17j-1 of the Act and each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code of Ethics requires, with limited exceptions, that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security seven days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code of Ethics imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of the Advisory Group.

Proxy Voting
The Funds have delegated proxy voting responsibilities to the Funds' investment adviser, Lord Abbett, subject to the Proxy Committee's general oversight. Lord Abbett has adopted its own proxy voting policies and procedures for this purpose. A copy of Lord Abbett's proxy voting policies and procedures is attached as Appendix B.


In addition, the Funds are required to file Form N-PX, with its complete proxy voting record for the twelve months ending June 30th, no later than August 31st of each year. The Funds' Form N-PX filing is available on the SEC's website at www.sec.gov. Each Fund has also made this information available, without charge, on Lord Abbett's website at www.LordAbbett.com.


                                       4.
               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

                                 (TO BE UPDATED)

As of February 2, 2005, our officers and trustees, as a group, owned less than one percent of the outstanding Class A, B, C and P shares of the All Value Fund, Alpha Strategy Fund, International Opportunities Fund, and Large-Cap Value Fund, and owned 16.86% of International Core Equity Fund's Class A shares.


As of February 2, 2005, to the best of our knowledge, the following shareholders owned more than 5% of a particular class of such Fund's outstanding shares:

All Value Fund
Edward Jones & Co.                          Class A           59.54%
Shareholder Accounting                      Class B           20.11%
201 Progress Pkwy
Maryland Hts, MO  63043

Citigroup Global Markets Inc.               Class B           10.31%
c/o Peter Booth                             Class C           14.09%
333 West 34th St. - 3rd FL
New York, NY  10001

MLPF&S for the Sole Benefit                 Class B           14.64%
of its Customers                            Class C           31.73%
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246

Hartford Life Separate Account              Class P           65.69%
401(K) Plan
Attn: Davide Ten Broeck
PO Box 2999
Hartford, CT

MFS Heritage Trust                          Class P            7.11%
FBO Fair-Rite Products Corp 401K
Attn: Debra Sherman
One Commercial Row
Wallkill, NY

Alpha Strategy Fund
Edward Jones & Co.                          Class A           44.33%
Shareholder Accounting
201 Progress Pkwy
Maryland Hts, MO  63043

Citigroup Global Markets Inc.               Class C           23.09%
c/o Peter Booth
333 West 34th St. - 3rd FL
New York, NY  10001

MLPF&S for the Sole Benefit                 Class C           24.09%
of its Customers
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246

International Core Equity
Edward Jones & Co.                          Class A           43.47%
Shareholder Accounting                      Class B           22.70%
201 Progress Pkwy
Maryland Hts, MO  63043

Citigroup Global Markets Inc.               Class B           15.61%
c/o Peter Booth                             Class C            7.30%
333 West 34th St. - 3rd FL
New York, NY  10001

Lord Abbett & Co LLC                        Class P          100.00%
Attn: Marion Zapolin

90 Hudson St.
Jersey City, NJ 07302

MLPF&S for the Sole Benefit                 Class A            7.80%
of its Customers                            Class B           18.53%
4800 Deer Lake Dr. E FL 3                   Class C           27.80%
Jacksonville, FL 32246

Daniel E. Carper                            Class A           14.67%
90 Hudson St.
Jersey City, NJ

International Opportunities Fund
Edward Jones & Co.                          Class A           42.09%
Shareholder Accounting                      Class B           11.16%
201 Progress Pkwy                           Class C           12.75%
Maryland Hts, MO  63043

Lord Abbett & Co LLC                        Class P           87.32%
Attn: Marion Zapolin
90 Hudson St.
Jersey City, NJ 07302

Large Cap Value Fund
Edward Jones & Co.                          Class A           55.31%
Shareholder Accounting                      Class B           20.33%
201 Progress Pkwy
Maryland Hts, MO  63043

Donald Smith Company Inc.                   Class C            5.98%
746 E. Main St.
Jacksonville, FL 32246

The Dow Foundation                          Class A            9.94%
90 Hudson St.
Jersey City, NJ

Lord Abbett & Co LLC                        Class P          100.00%
Attn: Marion Zapolin
90 Hudson St.
Jersey City, NJ 07302

MLPF&S for the Sole Benefit                 Class B           25.08%
of its Customers                            Class C           26.20%
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246

Shareholders owning 25% or more of outstanding shares may be in control and may be able to affect the outcome of certain matters presented for a vote of shareholders. As of February 2, 2005, to the best of our knowledge, the following record holders held 25% or more of a Fund's outstanding shares:


Edward Jones & Co.                          All Value Fund                      42.32%
Shareholder Accounting                      Alpha Strategy Fund                 25.65%
201 Progress Pkwy                           International Core Equity           34.41%
Maryland Hts, MO

Wells Fargo Bank NA FBO                     Large-Cap Value Fund                39.69%
U of A FDN - Mutual Fund

PO Box 1533
Minneapolis, MN


                                       5.
                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

As described under "Management" in the Prospectus, Lord Abbett is the Funds' investment adviser. The following partners of Lord Abbett are also officers of the Funds: Joan A. Binstock, John J. DiChiaro, Sholom Dinsky, Lesley-Jane Dixon, Robert P. Fetch, Daniel H. Frascarelli, Howard E. Hansen, Lawrence H. Kaplan, Robert G. Morris, A. Edward Oberhaus, III, F. Thomas O'Halloran, and Eli M. Salzmann. Robert S. Dow is the managing partner of Lord Abbett and an officer and Trustee of the Funds. The other partners of Lord Abbett are: Michael Brooks, Zane E. Brown, Patrick Browne, Milton Ezrati, Kevin P. Ferguson, Daria L. Foster, Robert I. Gerber, Michael S. Goldstein, Michael A. Grant, Gerard Heffernan, Charles Hofer, W. Thomas Hudson, Cinda Hughes, Ellen G. Itskovitz, Richard Larsen, Jerald Lanzotti, Robert A. Lee, Maren Lindstrom, Gregory M. Macosko, Thomas Malone, Charles Massare, Jr., Paul McNamara, Robert J. Noelke,
R. Mark Pennington, Walter Prahl, Michael Radziemski, Douglas B. Sieg, Richard Sieling, Michael T. Smith, Richard Smola, Jarrod Sohosky, Diane Tornejal, Christopher J. Towle, Edward von der Linde, and Marion Zapolin. The address of each partner is 90 Hudson Street, Jersey City, NJ 07302-3973.


Under the Management Agreement between Lord Abbett and the Trust, each Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month. These fees are allocated among the separate classes based on each Fund's average daily net assets. The annual rates for each Fund are as follows:


     - For International Opportunities Fund, at an annual rate of .75 of 1% of the first 1 billion..
            .70% on the next $1 billion
            .65% over $2 billion

     - For allocating the Alpha Strategy Fund's assets among the underlying funds, at an annual rate of .10 of 1%.


     - For All Value Fund the fee is calculated at the following annual rates:
            .75 of 1% on the first $200 million of average daily net assets, .65 of 1% on the next $300 million, .50 of 1% of the Fund's assets over $500 million.

     - For International Core Equity Fund the fee is calculated at the following annual rates:
            .75 of 1% on the first $1 billion of average daily net assets, .70 of 1% on the next $1 billion of average daily net assets, and .65 of 1% on average daily net assets over $2 billion.

     - For Large-Cap Value Fund the fee is calculated at the following annual rates:
            .40 of 1% of the first $2 billion in assets, .375 of 1% on the next $3 billion, and .35 of 1% of assets over $5 billion.


                                 MANAGEMENT FEES



            FUND                                 2005            2004               2003
------------------------------------------------------------------------------------------------
All Value Fund                             $   12,491,562   $    7,794,331     $    3,191,937
Alpha Strategy Fund*                       $      152,487   $      327,809     $      573,839
International Core Equity Fund             $    1,266,749   $      288,617**              N/A
International Opportunities Fund           $    1,362,389   $    1,151,880     $      845,895
Large-Cap Value Fund                       $      118,027   $       39,896     $        2,566***



*For the fiscal year ended October 31, 2005, Lord Abbett contractually agreed to waive its management fee.
** For the period December 15, 2003 (commencement of investment operations) to October 31, 2004, the management fee amounted to $288,617 for the International Core Equity Fund.
*** For the period June 23, 2003 (commencement of investment operations) to October 31, 2003, the management fee amounted $2,566.


For the fiscal year ending October 31, 2005, Lord Abbett has contractually agreed to reimburse a portion of the International Core Equity Fund's expenses so that the Fund's Total Annual Operating Expenses do not exceed an aggregate annual rate of 1.75% of average daily net assets for Class A shares, 2.40% of average daily net assets for Class B and C shares, and 1.85% of average daily net assets for Class P shares. For the fiscal year ending October 31, 2005, Lord Abbett has contractually agreed to reimburse a portion of the Large-Cap Value Fund's expenses so that the Fund's Total Annual Operating Expenses do not exceed an aggregate annual rate of 0.95% of average daily net assets for Class A shares, 1.60% of average daily net assets for Class B and C shares, and 1.05% of average daily net assets for Class P shares.

Each Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside directors'/trustees' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses and shareholder reports to existing shareholders, insurance premiums, and other expenses connected with executing portfolio transactions.


INVESTMENT MANAGERS
As stated in the Prospectus, Lord Abbett uses a team of investment managers and analysts acting together to manage the investments of each Fund.

Robert P. Fetch and Howard E. Hansen head the All Value Fund team and are primarily and jointly responsible for the day-to-day management of the Fund.

The Lord Abbett Asset Allocation Committee oversees and reviews the allocation and investment of the Alpha Strategy Fund's assets in the underlying funds. The Asset Allocation Committee consists of Robert G. Morris, Robert I. Gerber, Christopher J. Towle, and Harold E. Sharon. Messrs Morris, Gerber, Towle, and Sharon are primarily and jointly responsible for the day-to-day management of the Fund.

Harold E. Sharon and Vincent McBride head the International Core Equity Fund team and the other senior members are Yarek Aranowicz and Todor Petrov. Messrs Sharon and McBride are primarily and jointly responsible for the day-to-day management of the Fund.

Todd D. Jacobson heads the International Opportunities Fund team and is primarily responsible for the day-to-day management of the Fund.

Eli M. Salzmann and Sholom Dinsky head the Large-Cap Value Fund team and the other senior member is Kenneth G. Fuller. Messrs Salzmann, Dinsky, and Fuller are primarily and jointly responsible for the day-to-day management of the Fund.

The following table indicates for each Fund as of October 31, 2005: (1) the number of other accounts managed by each investment manager who is primarily and/or jointly responsible for the day-to-day management of that Fund within certain categories of investment vehicles; and (2) the total assets in such accounts managed within each category. For each of the categories a footnote to the table also provides the number of accounts and the total assets in the accounts with respect to which the management fee is based on the performance of the account. Included in the Registered Investment Companies or mutual funds category are those U.S. registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies. The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles. Lord Abbett does not manage any hedge funds. The Other Accounts category encompasses Retirement and Benefit Plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by Financial Intermediaries unaffiliated with Lord Abbett. (The data shown below are approximate.)

                                                       OTHER ACCOUNTS MANAGED (# AND TOTAL ASSETS IN MILLIONS)*
                                                       --------------------------------------------------------
                                                                             OTHER POOLED
                                                  REGISTERED INVESTMENT       INVESTMENT
FUND                      NAME                          COMPANIES              VEHICLES              OTHER ACCOUNTS
----                      ----                          ---------              --------              --------------
All Value Fund            Robert P. Fetch             4 / $ 3,093.5           1 / $ 88.2           1,109* / $ 2,518.7*
                          Howard E. Hansen           12 / $ 13,719.7         2 / $ 147.3          5,587** / $ 3,461.3**

Alpha Strategy Fund       Robert I. Gerber             8 / $1,830.7           0 / $ 0.0            15,138 / $ 5,158.3
                          Robert G. Morris              1 / $ 79.4            0 / $ 0.0                 0 / $ 0.0
                          Harold E. Sharon             5 / $ 456.6           3 / $ 104.2               2 / $ .562
                          Christopher J. Towle       10 / $ 12,248.3        3 / $ 1,195.9           5,515 / $ 2,204.4

International Core
Equity Fund               Harold E. Sharon             4 / $ 149.0           3 / $ 104.2               2 / $ .562
                          Vincent J. McBride            3 / $ 69.6           3 / $ 104.2               2 / $ .562

International
Opportunities Fund        Todd D. Jacobson              2 / $ 15.2            0 / $ 0.0                 0 / $ 0.0

Large-Cap Value Fund      Eli Salzmann               13 / $ 24,376.4         10 / $ 764.8       52,285*** / $ 18,115.9***
                          Sholom Dinsky              11 / $ 24,291.7         10 / $ 764.8       52,285*** / $ 18,115.9***
                          Kenneth G. Fuller           1 / $ 18,854.7          0 / $ 0.0                 0 / $ 0.0



* Included in the number of accounts and total assets are 2 accounts with respect to which the management fee is based on the performance of the account; such account totals approximately $496.4 million in total assets.
** Included in the number of accounts and total assets is 1 account with respect to which the management fee is based on the performance of the account; such account totals approximately $430.8 million in total assets.
*** Included in the number of accounts and total assets is 1 account with respect to which the management fee is based on the performance of the account; such account totals approximately $207.7 million in total assets.

Conflicts of interest may arise in connection with the investment managers' management of the investments of the Funds and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Funds and other accounts with similar investment objectives and policies. An investment manager potentially could use information concerning a Fund's transactions to the advantage of other accounts and to the detriment of that Fund. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett's Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett's clients including the Funds. Moreover, Lord Abbett's Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment managers' management of the investments of the Funds and the investments of the other accounts referenced in the table above.

COMPENSATION OF INVESTMENT MANAGERS

Lord Abbett compensates its investment managers on the basis of salary, bonus and profit sharing plan contributions. The level of compensation takes into account the investment manager's experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors. These factors include the investment manager's investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns, and similar factors. Investment results are evaluated based on an assessment of the investment manager's three- and five-year investment returns on a pre-tax basis vs. both the appropriate style benchmarks and the appropriate peer group rankings. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the investment manager's assets under management, the revenues generated by those assets, or the profitability of the investment manager's unit. Lord Abbett does not manage hedge funds. Lord Abbett may designate a bonus payment of a manager for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan's earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses investment managers on the impact their fund's performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to an investment manager's profit-sharing account are based on a percentage of the investment manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

HOLDINGS OF INVESTMENT MANAGERS

The following table indicates for each Fund the dollar range of shares beneficially owned by each investment manager who is primarily and/or jointly responsible for the day-to-day management of that Fund, as of October 31, 2005. This table includes the value of shares beneficially owned by such investment managers through 401(k) plans and certain other plans or accounts, if any.



                                                                    DOLLAR RANGE OF SHARES IN THE FUND
                                             ------------------------------------------------------------------------------
                                                      $1-     $10,001-   $50,001-    $100,001-  $500,001-        OVER
FUND                NAME                     NONE   $10,000    $50,000   $100,000    $500,000   $1,000,000    $1,000,000
---------------------------------------------------------------------------------------------------------------------------
All Value Fund      Robert P. Fetch                                          X
                    Howard E. Hansen                                                     X

Alpha Strategy
Fund                Robert I. Gerber          X
                    Robert G. Morris                                                                              X
                    Harold E. Sharon          X
                    Christopher J. Towle                         X

International
Core Equity Fund    Vincent J. McBride                                                   X
                    Harold E. Sharon                                                     X

International
Opportunities Fund  Todd D. Jacobson                                         X

Large-Cap Value
Fund                Eli Salzmann              X
                    Eli Salzmann*                                X*

                    Sholom Dinsky             X
                    Sholom Dinsky*                               X*
                    Kenneth G. Fuller         X
                    Kenneth G. Fuller*                           X*



  * These holdings are as of January 11, 2006.


ADMINISTRATIVE SERVICES
Pursuant to an Administrative Services Agreement with the Funds, Lord Abbett provides certain administrative services not involving the provision of investment advice to each Fund. Under the Agreement, each Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month, at an annual rate of .04 of 1%. This fee is allocated among the classes of shares of each Fund based on average daily net assets.


The administrative services fees paid to Lord Abbett for the Fund are as follows:



             FUND                     2005           2004           2003
-----------------------------------------------------------------------------
        All Value Fund             $ 923,319      $ 547,546      $ 159,477
     Alpha Strategy Fund*                N/A      $  16,808      $  38,788
International Core Equity Fund     $  67,560      $  15,393**          N/A
 International Opportunities
            Fund                   $  72,661      $  61,434      $  38,429
     Large-Cap Value Fund          $  11,803      $   3,990      $     257***



*Effective 3/1/04, the Fund is no longer charged the fund administration fee. **For the period 12/15/03 (commencement of investment operations) to 10/31/04. ***For the period 6/23/03 (commencement of investment operations) to 10/31/03.


PRINCIPAL UNDERWRITER
Lord Abbett Distributor LLC, a New York limited liability company and a subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for each Fund.

CUSTODIAN AND ACCOUNTING AGENT
State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO 64105, is each Fund's custodian. The custodian pays for and collects proceeds of securities bought and sold by the Funds and attends to the collection of principal and income. The custodian may appoint domestic and foreign sub-custodians from time to time to hold certain securities purchased by a Fund in foreign countries and to hold cash and currencies for each Fund. In accordance with the requirements of Rule 17f-5, the Board has approved arrangements permitting each Fund's foreign assets not held by the custodian or its foreign branches to be held by certain qualified foreign banks and depositories. In addition, State Street Bank and Trust Company performs certain accounting and recordkeeping functions relating to portfolio transactions and calculates each Fund's net asset value.

TRANSFER AGENT
DST Systems, Inc. 210 W. 10th St. Kansas City, MO, 64106, acts as the transfer agent and dividend disbursing agent for each Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP, Two World Financial Center, New York, NY, 10281, is the Independent Registered Public Accounting Firm of the Funds and must be approved at least annually by the Funds' Board to continue in such capacity. Deloitte & Touche LLP performs audit services for the Funds, including the examination of financial statements included in the Funds' Annual Report to Shareholders.

                                       6.
                    BROKERAGE ALLOCATIONS AND OTHER PRACTICES

                          (TO BE UPDATED BY A. SHAPIRO)


The Funds' policy is to obtain best execution on all portfolio transactions, which means that they seek to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, the Funds generally pay, as described below, a higher commission than some brokers might charge on the same transaction. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, the Funds, if considered advantageous, may make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are employees of Lord Abbett. These traders also do the trading for other accounts -- investment companies and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

In transactions on stock exchanges on the United States, commissions are negotiated, whereas on many foreign stock exchanges commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Purchases from underwriters of newly-issued securities for inclusion in the Funds' portfolio usually will include a concession paid to the underwriter by the issuer, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, with the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market-proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

While neither Lord Abbett nor the Funds obtain third party research services from brokers executing portfolio transactions for the Funds, some of these brokers may provide proprietary research services, at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Funds. Conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Funds, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. Lord Abbett cannot allocate research services received from brokers to any particular account, are not a substitute for Lord Abbett's services but are supplemental to its own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of proprietary research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be increased if it attempted to generate such additional information through its own staff.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.

Lord Abbett seeks to combine or "batch" purchases or sales of a particular security placed at the same time for similarly situated accounts, including the Funds, to facilitate "best execution" and to reduce other transaction costs, if relevant. Each account that participates in a particular batched order, including the Funds, will do so at the average share price for all transactions related to that order in that security on that business day. Lord Abbett generally allocates securities purchased or sold in a batched transaction among participating accounts in proportion to the size of the order placed for each account (i.e., pro-rata). Lord Abbett, however, may increase or decrease the amount of securities allocated to one or more accounts if necessary to avoid holding odd-lot or small numbers of shares in a client account. In addition, if Lord Abbett is unable to execute fully a batched transaction and determines that it would be impractical to allocate a small number of securities on a pro-rata basis among the participating accounts, Lord Abbett allocates the securities in a manner it determines to be fair to all accounts over time.


For the following fiscal years Funds paid total brokerage commissions on transactions of securities to independent broker-dealers as follows:



             FUND                    2005           2004              2003
--------------------------------------------------------------------------------
All Value Fund                   $ 2,703,781    $  1,947,188     $ 1,092,823
Alpha Strategy Fund*                     N/A             N/A             N/A
International Core Equity Fund   $ 1,555,512    $    577,586**           N/A
International Opportunities
Fund                             $   781,220    $    622,064     $   435,328
Large-Cap Value                  $    25,997    $     16,333     $     3,637***



*The Alpha Fund did not pay any commissions.
**For the period 12/15/03 (commencement of operations) to 10/31/04.
***For the period 6/23/03 (commencement of investment operations) to 10/31/03.


                                       7.
                                CLASSES OF SHARES

Each Fund offers different classes of shares to eligible purchasers. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. Investors should read this section carefully to determine which class represents the best investment option for their particular situation.

A 2.00% fee is charged on redemptions or exchanges of International Core Equity Fund and International Opportunities Fund shares held ten business days or less. See "Purchases, Redemptions, and Pricing - Redemption Fee" below.

All classes of shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Additional classes, series, or funds may be added in the future. The Act requires that where more than one class, series, or fund exists, each class, series, or fund must be preferred over all other classes, series, or funds in respect of assets specifically allocated to such class, series, or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class, series, or fund in the matter are substantially identical or the matter does not affect any interest of such class, series, or fund. However, the Rule exempts the selection of independent registered public accounting firms, the approval of a contract with a principal underwriter and the election of trustees from the separate voting requirements.

The Trust does not hold meetings of shareholders unless one or more matters are required to be acted on by shareholders under the Act. Under the Trust's Declaration and Agreement of Trust ("Declaration"), shareholder meetings may be called at any time by certain officers of the Trust or by a majority of the Trustees (i) for the purpose of taking action upon any matter requiring the vote or authority of each Funds' shareholders or upon other matters deemed to be necessary or desirable or (ii) upon the written request of the holders of at least one-quarter of each Funds' outstanding shares and entitled to vote at the meeting.

SHAREHOLDER LIABILITY. Delaware law provides that the Trust's shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private for profit corporations. The courts of some states, however, may decline to apply Delaware law on this point. The Declaration contains an express disclaimer of shareholder liability for the acts, obligations, or affairs of the Trust and requires that a disclaimer be given in each contract entered into or executed by the Trust. The Declaration provides for indemnification out of the Trust's property of any shareholder or former shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. Lord Abbett believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.

Under the Declaration, the Trustees may, without shareholder vote, cause the Trust to merge or consolidate into, or sell and convey all or substantially all of, the assets of the Trust to one or more trusts, partnerships or corporations, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Trust's registration statement. In addition, the Trustees may, without shareholder vote, cause the Trust to be incorporated under Delaware law.

Derivative actions on behalf of the Trust may be brought only by shareholders owning not less than 50% of the then outstanding shares of the Trust.

CLASS A SHARES. If you buy Class A shares, you pay an initial sales charge on investments of less than $1 million or on investments for Retirement and Benefit Plans with less than 100 eligible employees or on investments that do not qualify under the other categories listed under "Net Asset Value Purchases of Class A Shares." If you purchase Class A shares as part of an investment of at least $1 million (or for certain Retirement and Benefit Plans) in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but, subject to certain exceptions, if you redeem any of those shares on or before the 12th month after the month in which you buy them (24th month if the shares were purchased prior to November 1, 2004), you may pay to the Fund a contingent deferred sales charge ("CDSC") of 1%.

CLASS B SHARES. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the sixth anniversary of buying them, you will normally pay a CDSC to Lord Abbett Distributor. That CDSC varies depending on how long you own shares. Class B shares are subject to service and distribution fees at an annual rate of 1% of the average daily net asset value of the Class B shares. The CDSC and the Rule 12b-1 plan applicable to the Class B shares are described in the Funds' Prospectus.

CONVERSIONS OF CLASS B SHARES. The conversion of Class B shares after the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

CLASS C SHARES. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you will normally pay a CDSC of 1% to Lord Abbett Distributor. Class C shares are subject to service and distribution fees at an annual rate of 1% of the average daily net asset value of the Class C shares. The CDSC and the Rule 12b-1 plan applicable to the Class C shares are described in the Funds' Prospectus.

CLASS P SHARES. If you buy Class P shares, you pay no sales charge at the time of purchase, and if you redeem your shares you pay no CDSC. Class P shares are subject to service and distribution fees at an annual rate of .45 of 1% of the average daily net asset value of the Class P shares. The Rule 12b-1 plan, applicable to the Class P shares, is described in the Funds' Prospectus. Class P shares are available to a limited number of investors.

RULE 12b-1 PLANS

CLASS A, B, C, AND P. Each Fund has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 of the Act for each of the Fund classes offered in this
SAI: the "A Plan," the "B Plan," the "C Plan," and the "P Plan," respectively. The principal features of each Plan are described in the Prospectus; however, this SAI contains additional information that may be of interest to investors. Each Plan is a compensation plan, allowing each class to pay a fixed fee to Lord Abbett Distributor that may be more or less than the expenses Lord Abbett Distributor actually incurs. In adopting each Plan and in approving its continuance, the Board has concluded that there is a reasonable likelihood that each Plan will benefit its respective class and its shareholders. The expected benefits include greater sales and lower redemptions of class shares, which should allow each class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. Each Plan compensates Lord Abbett Distributor for financing activities primarily intended to sell shares of the Funds. These activities include, but are not limited to, the preparation and distribution of advertising material and sales literature and other marketing activities. Lord Abbett Distributor also uses amounts received under each Plan as described in the Prospectus for payments to dealers and other agents for (i) providing continuous services to shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of the Funds.


The amounts paid by each Fund to Lord Abbett Distributor pursuant to the A Plan, B Plan, C Plan and P Plan:



              FUND                              2005             2004                2003
-----------------------------------------------------------------------------------------------
All Value Fund                             $   12,802,007   $    7,887,736     $    3,028,735
Alpha Strategy Fund                        $    1,005,832   $      964,296     $      806,134
International Core Equity Fund             $      804,192   $      183,779*               N/A
International Opportunities Fund           $      682,266   $      550,704     $      399,081
Large-Cap Value                            $       84,566   $       43,703     $        2,464**



*For the period 12/15/03 (commencement of investment operations) to 10/31/04. **For the period 6/23/03 (commencement of investment operations to 10/31/03.


Each Plan requires the Board to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan, the purposes for which such expenditures were made, and any other information the Board reasonably requests to enable it to make an informed determination of whether the Plans should be continued. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside Trustees"), cast in person at a meeting called for the purpose of voting on the Plan. No Plan may be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the Trustees, including a majority of the outside Trustees. As long as the Plans are in effect, the selection or nomination of outside Trustees is committed to the discretion of the outside Trustees.


One Trustee, Thomas J. Neff, may be deemed to have an indirect financial interest in the operation of the Plans. Mr. Neff, an independent Trustee of the Fund, also is a director of Hewitt Associates, Inc. and owns less than .01 of 1% of the outstanding shares of Hewitt Associates, Inc. Hewitt Associates is a global human resources outsourcing and consulting firm with approximately $2.8 billion in revenue in fiscal 2005. Hewitt Financial Services LLC, a subsidiary of Hewitt Associates, Inc., may receive payments from the 12b-1 Plans of the Fund and/or other Lord Abbett-sponsored Funds. In the twelve months ended October 31, 2005, Hewitt Financial Services LLC received 12b-1 payments totaling approximately $320,000 from all of the Lord Abbett-sponsored Funds in the aggregate.


Payments made pursuant to a Plan are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. A Plan terminates automatically if it is assigned. In addition, each Plan may be terminated at any time by vote of a majority of the outside Trustees or by vote of a majority of the outstanding voting securities of such class.

CONTINGENT DEFERRED SALES CHARGES. A CDSC applies upon early redemption of shares regardless of class, and (i) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (ii) will not be imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions) and upon early redemption of shares. In the case of Class A shares, this increase is represented by shares having an aggregate dollar value in your account. In the case of Class B and Class C shares, this increase is represented by that percentage of each share redeemed where the net asset value exceeded the initial purchase price.

CLASS A SHARES. As stated in the Prospectus, subject to certain exceptions, a CDSC of 1% is imposed with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) on which a one-time distribution fee of up to 1% has been paid if such shares are redeemed out of the Lord Abbett-sponsored fund within a period of 12 months (24 months if the shares were purchased prior to November 1, 2004) from the end of the month in which the original sale occurred.

CLASS B SHARES. As stated in the Prospectus, subject to certain exceptions, if Class B shares (or Class B shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds. The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, for providing distribution-related services to each Fund in connection with the sale of Class B shares.

To minimize the effects of the CDSC or to determine whether the CDSC applies to a redemption, each Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the sixth anniversary of their purchase, and (3) shares held the longest before such sixth anniversary.

The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

ANNIVERSARY OF THE DAY ON                            CONTINGENT DEFERRED SALES CHARGE
WHICH THE PURCHASE ORDER WAS ACCEPTED                ON REDEMPTIONS (AS % OF AMOUNT SUBJECT TO CHARGE)
-------------------------------------                -------------------------------------------------
Before the 1st                                       5.0%
On the 1st, before the 2nd                           4.0%
On the 2nd, before the 3rd                           3.0%
On the 3rd, before the 4th                           3.0%
On the 4th, before the 5th                           2.0%
On the 5th, before the 6th                           1.0%
On or after the 6th anniversary                      None

In the table, an "anniversary" is the same calendar day in each respective year after the date of purchase. All purchases are considered to have been made on the business day on which the purchase order was accepted.

CLASS C SHARES. As stated in the Prospectus, subject to certain exceptions, if Class C shares are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder normally will be required to pay to Lord Abbett Distributor a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed. If such shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge also will be collected by Lord Abbett Distributor.

GENERAL. The percentage (1% in the case of Class A and Class C shares and 5% through 1% in the case of Class B shares) used to calculate CDSCs described above for the Class A, Class B, and Class C shares is sometimes hereinafter referred to as the "Applicable Percentage."


With respect to Class A shares, a CDSC will not be assessed at the time of certain transactions, including redemptions by participants or beneficiaries from certain Retirement and Benefit Plans and benefit payments under Retirement and Benefit Plans in connection with plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. With respect to Class A share purchases by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor, no CDSC will be assessed at the time of redemptions that continue as investments in another fund participating in the program provided the Plan has not redeemed all, or substantially all, of its assets from the Lord Abbett-sponsored funds. With respect to Class B shares, no CDSC is payable for redemptions (i) in connection with Systematic Withdrawal Plan and Div-Move services as described below under those headings, (ii) in connection with a mandatory distribution under 403(b) plans and IRAs and (iii) in connection with the death of the shareholder. In the case of Class A shares, the CDSC is received by the Fund (if the purchase was made prior to November 1, 2004) or by Lord Abbett Distributor (if the purchase was made on or after November 1, 2004) and is intended to reimburse all or a portion of the amount paid by the Fund, or Lord Abbett Distributor, as the case may be, if the shares are redeemed before the Fund or Lord Abbett Distributor has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Fund. In the case of Class B and Class C shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse its expenses of providing distribution-related services to the Fund (including recoupment of the commission payments made) in connection with the sale of Class B and Class C shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the B or C Plan distribution fee.


In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the exchanged shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) shares representing an aggregate dollar amount of his or her account, in the case of Class A shares, (ii) that percentage of each share redeemed, in the case of Class B and Class C shares, derived from increases in the value of the shares above the total cost of shares being redeemed due to increases in net asset value, (iii) shares with respect to which no Lord Abbett-sponsored fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iv) shares that, together with exchanged shares, have been held continuously for 12 (24 months if the shares were purchased prior to November 1, 2004) months from the end of the month in which the original sale occurred (in the case of Class A shares); for six years or more (in the case of Class B shares) and for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that a Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors that you should discuss with your financial adviser. A Funds' class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial adviser with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in a Fund. We used the sales charge rates that generally apply to Class A, Class B, and Class C, and considered the effect of the higher distribution fees on Class B and Class C expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary based on that Funds' actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase. The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

HOW LONG DO YOU EXPECT TO HOLD YOUR INVESTMENT? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class B or Class C shares for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

INVESTING FOR THE SHORT TERM. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. This is because of the effect of the Class B CDSC if you redeem before the sixth anniversary of your purchase, as well as the effect of the Class B distribution fee on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $50,000), because there is no initial sales charge on Class C shares, and the CDSC does not apply to amounts you redeem after holding them one year.

However, if you plan to invest more than $50,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become. This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

In addition, it may not be suitable for you to place an order for Class B or Class C shares for Retirement and Benefit Plans with at least 100 eligible employees or for a Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases. You should discuss this with your financial advisor.

INVESTING FOR THE LONGER TERM. If you are investing for the longer term (for example, to provide for future college expenses for your child) and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate investment option, if you plan to invest less than $50,000. If you plan to invest more than $50,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under each Fund's Rights of Accumulation.

Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, and should not be relied on as rigid guidelines.

ARE THERE DIFFERENCES IN ACCOUNT FEATURES THAT MATTER TO YOU? Some account features are available in whole or in part to Class A, Class B, and Class C shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable in non-Retirement and Benefit Plan accounts for Class B shareholders (because of the effect of the CDSC on the entire amount of a withdrawal if it exceeds 12% annually) and in any account for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year). See "Systematic Withdrawal Plan" under "Services For Fund Investors" in the Prospectus for more information about the 12% annual waiver of the CDSC for Class B shares. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class B and Class C shareholders will be reduced by the expenses borne solely by each of these classes, such as the higher distribution fee to which Class B and Class C shares are subject.

HOW DO PAYMENTS AFFECT MY BROKER? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A and Class B shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares. It is important that investors understand that the primary purpose of the CDSC for the Class B shares and the distribution fee for Class B and Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares. The CDSC, if payable, supplements the Class B distribution fee and reduces the Class C distribution fee expenses for a Fund and Class C shareholders.

                                       8.
            PURCHASES, REDEMPTIONS, PRICING, AND PAYMENTS TO DEALERS

Information concerning how we value Fund shares is contained in the Prospectus under "Purchases" and "Redemptions".

The Funds' Board has adopted policies and procedures that are designed to prevent or stop excessive trading and market timing. Please see the Prospectuses under "Purchases."

Under normal circumstances we calculate a Fund's net asset value as of the close of the NYSE on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Portfolio securities are valued at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange, or on the NASDAQ National Market System are valued at the last sale price, or, if there is no sale on that day, at the last bid, or, in the case of bonds, in the over-the-counter market if that market more accurately reflects the market value of the bonds. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the last bid and asked prices. Over-the-counter fixed income securities are valued at prices supplied by independent pricing services, which reflect broker-dealer-supplied valuations and electronic data processing techniques reflecting the mean between the bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board as described in the Prospectus as described in the Prospectus.

All assets and liabilities expressed in foreign currencies will be converted into United States dollars at the exchange rates of such currencies against United States dollars provided by an independent pricing service at the close of regular trading on the London Stock Exchange. If such exchange rates are not available, the rate of exchange will be determined in accordance with the policies established by the Board.

NET ASSET VALUE PURCHASES OF CLASS A SHARES. As stated in the Prospectus, our Class A shares may be purchased at net asset value under the following circumstances: a) purchases of $1 million or more, b) purchases by Retirement and Benefit Plans with at least 100 eligible employees, c) purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases, d) purchases made with dividends and distributions on Class A shares of another Eligible Fund, e) purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for Class A shares f) purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor, g) purchases made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services (including so-called "mutual fund wrap account programs"), provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases, h) purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor, i) purchases by each Lord Abbett-sponsored fund's Directors or Trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers), j) purchases through a broker-dealer for clients that participate in an arrangement with the broker-dealer under which the client pays the broker-dealer a fee based on the total asset value of the client's account for all or a specified number of securities transactions, including purchases of mutual fund shares, in the account during a certain period.

Our Class A shares also may be purchased at net asset value i) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds, ii) in connection with a merger, acquisition or other reorganization, iii) by employees of our shareholder servicing agent, or iv) by the trustee or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of the directors, trustees, employees of Lord Abbett, or employees of our shareholder service agents. Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or the Fund has a business relationship.

REDEMPTION FEE. If you redeem or exchange shares of the International Core Equity Fund or the International Opportunities Fund after holding them ten business days or less, you will pay a redemption fee of 2.00% of the NAV of the shares being redeemed or exchanged. The redemption fee is retained by the Fund and is intended to encourage long-term investment in the Fund, to avoid transaction and other expenses caused by early redemptions, and to facilitate portfolio management. The redemption fee does not apply to shares acquired through reinvestment of dividends or other distributions. Each Fund will use the "last-in, first-out" method to determine your holding period. Under this method, the shares you have held for the longest period will be treated as redeemed first. The redemption fee may be modified at any time or from time to time.

EXCHANGES. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares of any class for those in the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level), (ii) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. ("GSMMF"), or (iii) any authorized institution's affiliated money market fund meeting certain criteria set by Lord Abbett Distributor as to certain omnibus accounts and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF", to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the Fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds and AMMFs have the same right to exchange their shares for the corresponding class of each Fund's shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received in proper form prior to the close of the NYSE. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment in a Lord Abbett-sponsored fund). A 2.00% fee is charged on redemptions or exchanges of shares of the International Core Equity Fund or the International Opportunities Fund held ten business days or less. See "Redemption Fee" above. Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. We reserve the right to reject or restrict any purchase order or exchange request if a Fund or Lord Abbett Distributor determines that it is in the best interest of the Fund and its shareholders. Each Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. We can revoke or modify the privilege for all shareholders upon 60 days' written notice.

"Eligible Funds" are AMMF and other Lord Abbett-sponsored funds that are eligible for the exchange privilege, except Lord Abbett Series Fund, Inc. ("LASF"). The exchange privilege will not be available with respect to any otherwise "Eligible Funds" the shares of which at the time are not available to new investors of the type requesting the exchange.

The other funds and series that participate in the Telephone Exchange Privilege [except (a) GSMMF, (b) certain series of Lord Abbett Municipal Income Fund and Lord Abbett Municipal Income Trust for which a Rule 12b-1 Plan is not yet in effect, and (c) AMMF (collectively, the "Non-12b-1 Funds")] have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett-sponsored funds or between such funds and AMMF. Upon redemption of shares out of the Lord Abbett-sponsored funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A shares and (ii) to Lord Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B and Class C shares. Thus, if shares of a Lord Abbett-sponsored fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC (a) on behalf of other Lord Abbett-sponsored funds, in the case of the Class A shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class B and Class C shares. Acquired Shares held in GSMMF and AMMF that are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

LETTER OF INTENTION. Under the terms of the Letter of Intention as described in the Prospectus, Purchasers (as defined in the Prospectus) may invest $ 50,000 or more over a 13-month period in Class A, B, C, and P shares of any Eligible Fund. Such Class A, B, C, and P shares currently owned by you are credited as purchases (at their current offering prices on the date the Letter of Intention is signed) toward achieving the stated investment and reduced initial sales charge for new purchases of Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Letter of Intention is not completed. The Letter of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, the full amount indicated.

RIGHTS OF ACCUMULATION. As stated in the Prospectus, Purchasers (as defined in the Prospectus) may aggregate their investments in Class A, B, C, and P shares of any Eligible Fund so that a current investment, plus the Purchaser's holdings valued at the public offering price, reach a level eligible for a discounted sales charge for Class A shares.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or otherwise by Lord Abbett Distributor or a Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

A 2.00% fee is charged on redemptions or exchanges of shares of the International Core Equity Fund or the International Opportunities Fund held ten business days or less. See "Redemption Fee" above.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission ("SEC") deems an emergency to exist.

The Board may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 60 days' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

DIV-MOVE. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible Fund. The account must either be your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

INVEST-A-MATIC. The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

SYSTEMATIC WITHDRAWAL PLAN. The Systematic Withdrawal Plan ("SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000 in the case of Class A or Class C shares and $25,000 in the case of Class B shares. Lord Abbett prototype retirement plans have no such minimum. With respect to Class B shares, the CDSC will be waived on redemptions of up to 12% per year of the current net asset value of your account at the time the SWP is established. For Class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the Fund for assistance in minimizing the CDSC in this situation. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Because the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when, in effect, a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

RETIREMENT PLANS. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms including 401(k) plans and custodial agreements for IRAs (Individual Retirement Accounts, including Traditional, Education, Roth and SIMPLE IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans. The forms name State Street Bank & Trust Company as custodian and contain specific information about the plans excluding 401(k) plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

PURCHASES THROUGH FINANCIAL INTERMEDIARIES. Each Fund and/or Lord Abbett Distributor has authorized one or more agents to receive on its behalf purchase and redemption orders. Such agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of a Fund or Lord Abbett Distributor. Each Fund will be deemed to have received a purchase or redemption order when an authorized agent or, if applicable, an agent's authorized designee, receives the order. A Financial Intermediary may charge transaction fees on the purchase and/or sale of Fund shares.


REVENUE SHARING AND OTHER PAYMENTS TO DEALERS AND FINANCIAL INTERMEDIARIES. As described in each Fund's prospectus, Lord Abbett or Lord Abbett Distributor, in its sole discretion, at its own expense and without cost to the Fund or shareholders, also may make payments to dealers and other firms authorized to accept orders for Fund shares (collectively, "Dealers") in connection with marketing and/or distribution support for Dealers, shareholder servicing, entertainment, training and education activities for the Dealers, their investment professionals and/or their clients or potential clients, and/or the purchase of products or services from such Dealers. Some of these payments may be referred to as revenue sharing payments. As of the date of this statement of additional information, the Dealers to whom Lord Abbett or Lord Abbett Distributor makes revenue sharing payments (not including payments for entertainment, and training and education activities for the Dealers, their investment professionals and/or their clients or potential clients) with respect to the Funds and/or other Lord Abbett Funds were as follows:

     Allstate Life Insurance Company
     Allstate Life Insurance Company of New York
     A.G. Edwards & Sons, Inc.
     B.C. Ziegler and Company
     Bodell Overcash Anderson & Co., Inc.
     Cadaret, Grant & Co., Inc.
     Citigroup Global Markets, Inc.
     Edward D. Jones & Co.
     National Financial Partners
     Phoenix Life and Annuity Co.
     Piper Jaffrey & Co.
     Protective Life Insurance Company
     Prudential Investment Management Services LLC
     RBC Dain Rauscher
     Raymond James & Associates, Inc.
     Raymond James Financial Services, Inc.

     Family Investors Company
     James I. Black & Co.
     Linsco/Private Ledger Corp.
     Mass Mutual Life Investors Services, Inc.
     McDonald Investments Inc.
     Merrill Lynch, Pierce, Fenner & Smith Incorporated
     (and/or certain of its affiliates)
     Metlife Securities, Inc.
     Morgan Stanley DW, Inc.
     Sun Life Assurance Company of Canada
     The Travelers Insurance Company
     The Travelers Life and Annuity Company
     UBS Financial Services Inc.
     Wachovia Securities, LLC


For more specific information about any revenue sharing payments made to your Dealer, investors should contact their investment professionals.


Thomas J. Neff, an independent Trustee of the Fund, is a director of Hewitt Associates, Inc. and owns less than .01 of 1% of the outstanding shares of Hewitt Associates, Inc. Hewitt Associates is a global human resources outsourcing and consulting firm with approximately $2.8 billion in revenue in fiscal 2005. Hewitt Associates LLC, a subsidiary of Hewitt Associates, Inc., may receive recordkeeping payments from the Fund and/or other Lord Abbett-sponsored funds. In the twelve months ended October 31, 2005, Hewitt Associates LLC received recordkeeping payments totaling approximately $414,000 from all of the Lord Abbett-sponsored Funds in the aggregate.


REDEMPTIONS IN KIND. Under circumstances in which it is deemed detrimental to the best interests of each Fund's shareholders to make redemption payments wholly in cash, each Fund may pay any portion of a redemption in excess of the lesser of $250,000 or 1% of a Fund's net assets by a distribution in kind of readily marketable securities in lieu of cash. Each Fund presently has no intention to make redemptions in kind under normal circumstances, unless specifically requested by a shareholder.

                                       9.
                              TAXATION OF THE FUNDS

Each Fund has elected, has qualified, and intends to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986 (the "Code"). Because each Fund is treated as a separate entity for federal income tax purposes, the status of each Fund as a regulated investment company is determined separately by the Internal Revenue Service. If a Fund qualifies as a regulated investment company, the Fund will not be liable for U.S. federal income taxes on income and capital gains that the Fund timely distributes to its shareholders. If in any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates and when such income is distributed, such distributions will be further taxed at the shareholder level. Assuming a Fund does qualify as a regulated investment company, it will be subject to a 4% non-deductible excise tax on certain amounts that are not distributed or treated as having been distributed on a timely basis each calendar year. Each Fund intends to distribute to its shareholders each year an amount adequate to avoid the imposition of this excise tax.

Each Fund intends to declare and pay as dividends each year substantially all of its net income from investments. Dividends paid by a Fund from its ordinary income or net realized short-term capital gains are taxable to you as ordinary income; however, certain qualified dividend income that a Fund receives and distributes to you is subject to a reduced tax rate of 15% (5% if you are in the 10% or 15% tax brackets) if you meet the general requirement of having held your Fund shares for more than 60 days, and you satisfy certain other requirements.

Dividends paid by a Fund from its net realized long-term capital gains are taxable to you as long-term capital gains, regardless of the length of time you have owned Fund shares. The maximum federal income tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are currently (i) the same as ordinary income tax rates for capital assets held for one year or less, and (ii) 15% (5% for taxpayers in the 10% or 15% tax brackets) for capital assets held for more than one year. You should also be aware that the benefits of the long-term capital gains and qualified dividend rates may be reduced if you are subject to the alternative minimum tax. Capital gains recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations. All dividends are taxable regardless of whether they are received in cash or reinvested in Fund shares.

A Fund's net capital losses for any year cannot be passed through to you but can be carried forward for a period of years to offset the Fund's capital gains in those years. To the extent capital gains are offset by such losses, they do not result in tax liability to a Fund and are not expected to be distributed to you as long-term capital gains dividends.

Dividends paid by a Fund to corporate shareholders may qualify for the dividends received deduction to the extent they are derived from dividends paid to the Fund by domestic corporations. If you are a corporation, you must have held your Fund shares for more than 45 days to qualify for the dividends received deduction. The dividends received deduction may be limited if you incur indebtedness to acquire Fund shares, and may result in reduction to the basis of your shares in a Fund if the dividend constitutes an extraordinary dividend at the Fund level.

Distributions paid by a Fund that do not constitute dividends because they exceed the Fund's current and accumulated earnings and profits will be treated as a return of capital and reduce the tax basis of your Fund shares. To the extent that such distributions exceed the tax basis of your Fund shares, the excess amounts will be treated as gains from the sale of the shares.

Ordinarily, you are required to take distributions by a Fund into account in the year in which they are made. A distribution declared in October, November, or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed paid by a Fund and received by you on December 31 of that calendar year if the distribution is paid by the Fund in January of the following year. Each Fund will send you annual information concerning the tax treatment of dividends and other distributions paid to you by the Fund.

At the time of your purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or to undistributed taxable income of the Fund. Consequently, subsequent distributions by a Fund with respect to these shares from such appreciation or income may be taxable to you even if the net asset value of your shares is, as a result of the distributions, reduced below your cost for such shares and the distributions economically represent a return of a portion of your investment.

In general, if Fund shares are sold, you will recognize gain or loss equal to the difference between the amount realized on the sale and your adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. However, if your holding period in your Fund shares is six months or less, any capital loss realized from a sale, exchange, or redemption of such shares must be treated as long-term capital loss to the extent of dividends classified as "capital gain dividends" received with respect to such shares. Losses on the sale of Fund shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, you acquire shares that are substantially identical.

If your Fund shares are redeemed by a distribution of securities, you will be taxed as if you had received cash equal to the fair market value of the securities. Consequently, you will have a fair market value basis in the securities.

Under Treasury regulations, if you are an individual and recognize a loss with respect to Fund shares of $2 million or more (if you are a corporation, $10 million or more) in any single taxable year (or greater amounts over a combination of years), you may be required to file a disclosure statement with the Internal Revenue Service.

Certain investment practices that a Fund may utilize, such as investing in options, futures, forward contracts, short sales, foreign currency, or foreign entities classified as "passive foreign investment companies" for U.S. tax purposes, may affect the amount, character, and timing of the recognition of gains and losses by the Fund. Such transactions may in turn affect the amount and character of Fund distributions to you.

A Fund may in some cases be subject to foreign withholding taxes, which would reduce the yield on its investments. You may be eligible to claim federal income tax credits or deductions for foreign income taxes paid by the International Core Equity Fund or the International Opportunities Fund if more than 50 percent of the value of the Fund's total assets at the close of the tax year consists of stock or securities in foreign corporations, the Fund has distributed at least 90 percent of its investment company taxable income and net tax-exempt interest, and the Fund makes an election to pass through to you the right to take the credit or deduction for foreign taxes (not in excess of the actual tax liability). If the Fund makes such an election, you will be required to include such taxes in your gross income (in addition to dividends and distributions you actually receive), treat such taxes as foreign taxes paid by you, and may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code. However, if you do not itemize deductions for federal income tax purposes, you will not be able to deduct your pro rata portion of qualified foreign taxes paid by the Fund, although you will be required to include your share of such taxes in gross income if the Fund makes the election described above but you will still be able to claim a tax credit. Solely for purposes of determining the amount of federal income tax credits or deductions for foreign income taxes paid, your distributive share of the foreign taxes paid by the Fund plus the portion of any dividends the Fund pays to you that are derived from foreign sources will be treated as income from foreign sources in your hands. Generally, however, distributions derived from the Fund's long-term and short-term capital gains will not be treated as income from foreign sources. If an election is made, the Fund will send an annual written notice to you indicating the amount that you may treat as the proportionate share of foreign taxes paid and income derived from foreign sources.

You may be subject to a 28% withholding tax on reportable dividends, capital gain distributions, and redemptions ("backup withholding"). Generally, you will be subject to backup withholding if a Fund does not have your certified taxpayer identification number on file, or, to the Fund's knowledge, the number that you have provided is incorrect or backup withholding is applicable as a result of your previous underreporting of interest or dividend income. When establishing an account, you must certify under penalties of perjury that your taxpayer identification number is correct and that you are not otherwise subject to backup withholding.

The tax rules of the various states of the United States and their local jurisdictions with respect to distributions from a Fund can differ from the U.S. federal income tax rules described above. Many states allow you to exclude from your state taxable income the percentage of dividends derived from certain federal obligations, including interest on some federal agency obligations. Certain states, however, may require that a specific percentage of a Fund's income be derived from federal obligations before such dividends may be excluded from state taxable income. A Fund may invest some or all of its assets in such federal obligations. Each Fund intends to provide to you on an annual basis information to permit you to determine whether Fund dividends derived from interest on federal obligations may be excluded from state taxable income.

If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply and you should consult your tax adviser for detailed information about the tax consequences to you of owning Fund shares.

The foregoing discussion addresses only the U.S. federal income tax consequences applicable to U.S. persons (generally, U.S. citizens or residents (including certain former citizens and former long-term residents), domestic corporations or domestic entities taxed as corporations for U.S. tax purposes, estates the income of which is subject to U.S. federal income taxation regardless of its source, and trusts if a court within the United States is able to exercise primary supervision over their administration and at least one U.S. person has the authority to control all substantial decisions of the trusts). The treatment of the owner of an interest in an entity that is a pass-through entity for U.S. tax purposes (e.g., partnerships and disregarded entities) and that owns Fund shares will generally depend upon the status of the owner and the activities of the pass-through entity. If you are not a U.S. person or are the owner of an interest in a pass-through entity that owns Fund shares, you should consult your tax adviser regarding the U.S. and foreign tax consequences of the ownership of Fund shares, including the applicable rate of U.S. withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of U.S. gift and estate taxes.

Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, exchange, or redemption of your Fund shares.

                                       10.
                                   UNDERWRITER

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for the Funds. The Trust has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of each Fund, and to make reasonable efforts to sell Fund shares, on a continuous basis, so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

For the last three fiscal years, Lord Abbett Distributor, as the Trust's principal underwriter, received net commissions after allowance of a portion of the sales charge to independent dealers with respect to Class A shares as follows:

                                                        YEAR ENDED OCTOBER 31
                                           ------------------------------------------------
                                                2005             2004             2003
                                           --------------   --------------   --------------
Gross sales charge                         $   22,161,644   $   21,403,660   $    5,836,926

Amount allowed to dealers                  $   18,706,435   $   18,075,549   $    4,946,816
                                                                             --------------
Net commissions
   received by Lord Abbett Distributor     $    3,455,209   $    3,328,111   $      890,110
                                                            ==============   ==============



In addition, Lord Abbett Distributor, as the Trust's principal underwriter, received the following compensation for the fiscal year ended October 31, 2005:



                                      BROKERAGE
                    COMPENSATION      COMMISSIONS
                    ON REDEMPTION     IN CONNECTION              OTHER
                    AND REPURCHASE    WITH FUND TRANSACTIONS     COMPENSATION
                    --------------    ----------------------     ------------
Class A             $   0             $   0                      $  2,018,500.66

Class B             $   0             $   0                      $        596.67

Class C             $   0*            $   0                      $      2,516.90

Class P             $   0             $   0                      $        119.45


* Excludes 12b-1 payments and CDSC fees received during the first year of the associated investment as repayment of fees advanced by Lord Abbett Distributor to Broker/Dealers at the time of sale.

                                       11.
                                   PERFORMANCE

Each Fund computes the average annual compounded rates of total return during specified periods (i) before taxes, (ii) after taxes on Fund distributions, and
(iii) after taxes on Fund distributions and redemption (or sale) of Fund shares at the end of the measurement period. Each Fund equates the initial amount invested to the ending (redeemable) value of such investment by adding one to the computed average annual total return, expressed as a percentage, (i) before taxes, (ii) after taxes on Fund distributions, and (iii) after taxes on Fund distributions and redemption of Fund shares at the end of the measurement period, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all distributions (i) without the effect of taxes, (ii) less taxes due on such Fund distributions, and (iii) less taxes due on such Fund distributions and redemption of Fund shares, on the reinvestment dates at prices calculated as stated in the Prospectus. The ending (redeemable) value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation and, in the case of after taxes on Fund distributions and redemption of Fund shares, includes subtracting capital gains taxes resulting from the redemption and adjustments to take into account the tax benefit from any capital losses that may have resulted from the redemption.

In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment (unless the total return is shown at net asset value). For Class B shares, the payment of the applicable CDSC (5.0% prior to the first anniversary of purchase, 4.0% prior to the second anniversary of purchase, 3.0% prior to the third and fourth anniversaries of purchase, 2.0% prior to the fifth anniversary of purchase, 1.0% prior to the sixth anniversary of purchase and no CDSC on and after the sixth anniversary of purchase) is applied to the Fund's investment result for that class for the time period shown (unless the total return is shown at net asset value). For Class C shares, the 1.0% CDSC is applied to the Fund's investment result for that class for the time period shown prior to the first anniversary of purchase (unless the total return is shown at net asset value). For Class P shares, total returns are shown at net asset value.


Using the computation methods described above, the following table indicates the average annual compounded rates of total return on an initial investment of one thousand dollars as of October 31, 2005, for each Fund, for one, five, and ten-years, or the life of Fund, where applicable. The after-tax returns were calculated using the highest applicable individual federal marginal tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distribution (e.g., the ordinary income rate for ordinary income distributions, the short-term capital gain rate for short-term capital gains distributions, and the long-term capital gain rate for long-term capital gains distributions). The tax rates may vary over the measurement period. Certain qualified dividends received by each Fund and distributed to you, will be subject to a reduced tax rate and not the ordinary tax rate. Potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) were disregarded, as were the effect of phaseouts of certain exemptions, deductions and credits at various income levels, and the impact of the federal alternative minimum income tax. Before- and after-tax returns are provided for Class A shares for the Funds. The after-tax returns for the other classes of shares not shown in the table will vary from those shown. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. A Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.



                                       1 YEAR       5 YEAR        10 YEAR     LIFE OF FUND
                                       ------       ------        -------     ------------
ALPHA STRATEGY FUND
Class A Shares
    Before Taxes                        13.56%       2.64%             -       3.56% (3/18/98)
Class A Shares After
    Taxes on Distributions              13.32%       2.14%             -       3.12% (3/18/98)
Class A Shares After Taxes on
    Distributions and Sales of
    Fund Shares                         8.80%        1.99%             -       2.82% (3/18/98)
Class B Shares                         15.73%        3.01%             -       3.70% (3/18/98)
Class C Shares                         19.73%        3.21%             -       3.70% (3/18/98)

ALL VALUE FUND
Class A Shares                          3.88%        4.50%             -      11.42% (7/15/96)
Class B Shares                          5.52%        4.91%             -       9.07% (6/5/97)
Class C Shares
    Before Taxes                        9.56%        5.13%         11.36%         -
Class C Shares After
    Taxes on Distributions              9.35%        4.25%         10.17%         -
Class C Shares After Taxes on
    Distributions and Sales of
    Fund Shares                         6.42%        4.08%          9.47%         -
Class P Shares                          6.75%           -              -       5.03% (8/15/01)

INTERNATIONAL OPPORTUNITIES FUND
Class A Shares
    Before Taxes                        17.35%      -4.24%             -       3.27% (12/13/96)
Class A Shares After
    Taxes on Distributions              17.35%      -4.44%             -       2.81% (12/13/96)
Class A Shares After Taxes on
    Distributions and Sales of
    Fund Shares                        11.28%       -3.68%             -       2.54% (12/13/96)
Class B Shares                         19.69%       -3.95%             -       2.45% (6/2/97)
Class C Shares                         23.82%       -3.65%             -       2.51% (6/2/97)
Class P Shares                         24.72%       -3.00%             -       0.65% (3/8/99)

LARGE-CAP VALUE FUND
Class A Shares
    Before Taxes                        1.70%           -              -       8.63% (6/30/03)
Class A Shares After
    Taxes on Distributions              0.43%           -              -       8.23% (6/30/03)
Class A Shares After Taxes on
    Distributions and Sales of

    Fund Shares                         0.81%           -              -       7.17% (6/30/03)
Class B Shares                          2.49%           -              -       9.46% (6/30/03)
Class C Shares                          6.50%           -              -      10.66% (6/30/03)
Class P Shares                          7.07%           -              -      11.30% (6/30/03)

INTERNATIONAL CORE EQUITY FUND
Class A Shares
   Before Taxes                        11.93%           -              -       7.88% (12/31/03)
Class A Shares After
   Taxes on Distributions              11.90%           -              -       7.88% (12/31/03)
Class A Shares After Taxes on
   Distributions and Sales of
   Fund Shares                         7.75%            -              -       6.72% (12/31/03)
Class B Shares                        14.15%            -              -       8.72% (12/31/03)
Class C Shares                        18.03%            -              -      10.74% (12/31/03)
Class P Shares                        18.73%            -              -      11.33% (12/31/03)

These figures represent past performance, and an investor should be aware that the investment return and principal value of an investment in a Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that past performance will be repeated in the future.

Each Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports, or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. Each Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature. In addition, each Fund may from time to time advertise or describe in sales literature its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and/or investments for which reliable performance information is available.

                                       12.
                              FINANCIAL STATEMENTS


The financial statements incorporated herein by reference from the Lord Abbett Securities Trust - All Value Fund, Alpha Strategy Fund, International Opportunities Fund, Large-Cap Value Fund and International Core Equity Fund's 2004 Annual Report to Shareholders have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and has been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                                   APPENDIX A

                      FUND PORTFOLIO INFORMATION RECIPIENTS

The following is a list of the third parties that may receive portfolio holdings or related information under the circumstances described above under Investment Policies - Policies and Procedures Governing Disclosure of Portfolio Holdings:


                                                                          PORTFOLIO COMMENTARIES,
                                                                          FACT SHEETS, PERFORMANCE
                                               PORTFOLIO HOLDINGS         ATTRIBUTION INFORMATION
                                               (ITEM #1)*                 (ITEM #2)*
ABN-AMRO Asset Management                                                          Monthly
ADP Retirement Services                                                            Monthly
AG Edwards                                                                         Monthly
AIG SunAmerica                                                                     Monthly
Allstate Life Insurance Company                                                    Monthly
Alpha Investment Consulting Group LLC                                              Monthly
American Express Retirement Services                                               Monthly
American United Life Insurance Company                                             Monthly
AMG                                                                                Monthly
Amivest Capital Management                                                         Monthly
Amvescap Retirement                                                                Monthly
AON Consulting                                                                     Monthly
Arnerich Massena & Associates, Inc.                  Monthly                       Monthly
Asset Performance Partners                                                         Monthly
Asset Strategies Portfolio Services, Inc.                                          Monthly
AXA Financial Services                                                             Monthly
Bank of America Corporation                                                        Monthly
Bank of New York                                                                   Monthly
Bank of Oklahoma                                                                   Monthly
Bank One                                                                           Monthly
B.C. Zeigler                                                                       Monthly
Becker, Burke Associates                             Monthly                       Monthly
Bell GlobeMedia Publishing Co.                       Monthly
Bellweather Consulting                                                             Monthly
Berthel Schutter                                     Monthly                       Monthly
BilkeyKatz Investment Consultants                    Monthly
Brown Brothers Harriman                                                            Monthly
Buck Consultants, Inc.                                                             Monthly
Callan Associates Inc.                               Monthly                       Monthly
Cambridge Associates LLC                                                           Monthly
Cambridge Financial Services                                                       Monthly
Ceridian                                                                           Monthly
Charles Schwab & Co                                                                Monthly
Chicago Trust Company                                                              Monthly
CIBC Oppenheimer                                                                   Monthly
CitiStreet Retirement Services                                                     Monthly
Clark Consulting                                                                   Monthly
Columbia Funds                                                                     Monthly
Columbia Management Group                                                          Monthly

                                                                          PORTFOLIO COMMENTARIES,
                                                                          FACT SHEETS, PERFORMANCE
                                               PORTFOLIO HOLDINGS         ATTRIBUTION INFORMATION
                                               (ITEM #1)*                 (ITEM #2)*
Columbia Trust Company                                                             Monthly
Concord Advisory Group Ltd.                          Monthly                       Monthly
Consulting Services Group, LP                                                      Monthly
Copic Financial                                                                    Monthly
CPI Qualified Plan Consultants                                                     Monthly
CRA RogersCasey                                                                    Monthly
Curcio Webb                                          Monthly                       Monthly
D.A. Davidson                                                                      Monthly
Dahab Assoc.                                                                       Monthly
Daily Access                                                                       Monthly
Defined Contribution Advisors, Inc.                                                Monthly
Delaware Investment Advisors                                                       Monthly
Deloitte & Touche LLP                             Semi-Annually
DeMarche Associates, Inc.                                                          Monthly
DiMeo Schneider & Associates                                                       Monthly
Disabato Associates, Inc.                                                          Monthly
Diversified Investment Advisors, Inc.                                              Monthly
EAI                                                                                Monthly
Edward Jones                                                                       Monthly
Ennis, Knupp & Associates                                                          Monthly
Federated Investors                                                                Monthly
Fidelity Investment                                                                Monthly
Fidelity Investments                                                               Monthly
Fifth Third Bank                                                                   Monthly
First Mercantile Trust Co.                                                         Monthly
FleetBoston Financial Corp.                                                        Monthly
Franklin Templeton                                                                 Monthly
Freedom One Investment Advisors                                                    Monthly
Frost Bank                                                                         Monthly
Fuji Investment Management Co., Ltd.                                               Monthly
Fund Evaluation Group, Inc.                                                        Monthly
Goldman Sachs                                                                      Monthly
Great West Life and Annuity Insurance Company                                      Monthly
Greenwich Associates                                                               Monthly
Guardian Life Insurance                                                            Monthly
Hartford Life Insurance Company                                                    Monthly
Hartland & Co.                                                                     Monthly
Hewitt Financial Services, LLC                                                     Monthly
Hewitt Investment Group                                                            Monthly
Highland Consulting Associates, Inc.                                               Monthly
Holbien Associates, Inc.                                                           Monthly
Horace Mann Life Insurance Company                                                 Monthly
HSBC                                                                               Monthly
ICMA Retirement Corp.                                                              Monthly
ING                                                                                Monthly
Institutional Shareholder Services, Inc.             Monthly                       Monthly

                                                                          PORTFOLIO COMMENTARIES,
                                                                          FACT SHEETS, PERFORMANCE
                                               PORTFOLIO HOLDINGS         ATTRIBUTION INFORMATION
                                               (ITEM #1)*                 (ITEM #2)*
Intuit                                                                             Monthly
INVESCO Retirement Services                                                        Monthly
Invesmart                                                                          Monthly
Investment Consulting Services, LLC                                                Monthly
Invivia                                                                            Monthly
Irish Life Inter. Managers                           Monthly
Janney Montgomery Scott LLC                                                        Monthly
Jefferson National Life Insurance Company                                          Monthly
Jeffrey Slocum & Associates, Inc.                    Monthly                       Monthly
JP Morgan Consulting                                                               Monthly
JP Morgan Fleming Asset Management                                                 Monthly
JP Morgan Investment Management                                                    Monthly
Kmotion, Inc.                                        Monthly
LCG Associates, Inc.                                                               Monthly
Legacy Strategic Asset Mgmt. Co.                                                   Monthly
Legg Mason                                                                         Monthly
Lincoln Financial                                                                  Monthly
LPL Financial Services                                                             Monthly
Manulife Financial                                                                 Monthly
Marco Consulting Group                                                             Monthly
Marquette Associates, Inc.                                                         Monthly
MassMutual Financial Group                                                         Monthly
McDonald                                                                           Monthly
Meketa Investment Group                                                            Monthly
Mellon Employee Benefit Solutions                                                  Monthly
Mellon Human Resources & Investor Solutions                                        Monthly
Mercer HR Services                                                                 Monthly
Mercer Investment Consulting                                                       Monthly
Merrill Corporation                                  Monthly                       Monthly
Merrill Lynch                                                                      Monthly
Merrill Lynch, Pierce, Fenner & Smith, Inc.          Monthly
MetLife                                                                            Monthly
MetLife Investors                                                                  Monthly
MFS Retirement Services, Inc.                                                      Monthly
MFS/Sun Life Financial Distributors, Inc.                                          Monthly
(MFSLF)
Midland National Life                                                              Monthly
Milliman & Robertson Inc.                                                          Monthly
Minnesota Life Insurance Company                                                   Monthly
ML Benefits & Investment Solutions                                                 Monthly
Monroe Vos Consulting Group, Inc.                                                  Monthly
Morgan Keegan                                                                      Monthly
Morgan Stanley Dean Witter                                                         Monthly
MorganStanley                                                                      Monthly
Morningstar Associates, Inc.                                                       Monthly

                                                                          PORTFOLIO COMMENTARIES,
                                                                          FACT SHEETS, PERFORMANCE
                                               PORTFOLIO HOLDINGS         ATTRIBUTION INFORMATION
                                               (ITEM #1)*                 (ITEM #2)*
National City Bank                                                                 Monthly
Nationwide Financial                                                               Monthly
NCCI Holdings, Inc.                                                                Monthly
New England Pension Consultants                                                    Monthly
New York Life Investment Management                                                Monthly
Nordstrom Pension Consulting (NPC)                                                 Monthly
NY Life Insurance Company                                                          Monthly
Oxford Associates                                                                  Monthly
Palmer & Cay Investment Services                                                   Monthly
Paul L. Nelson & Associates                                                        Monthly
Peirce Park Group                                                                  Monthly
Pension Consultants, Inc.                                                          Monthly
PFE Group                                                                          Monthly
PFM Group                                                                          Monthly
PFPC, Inc.                                                                         Monthly
Phoenix Life Insurance Company                                                     Monthly
Piper Jaffray/ USBancorp                                                           Monthly
Planco                                               Monthly
PNC Advisors                                                                       Monthly
Portfolio Evaluations, Inc.                                                        Monthly
Prime, Buchholz & Associates, Inc.                                                 Monthly
Protective Life Corporation                                                        Monthly
Prudential Financial                                                               Monthly
Prudential Investments                                                             Monthly
Prudential Securities, Inc.                                                        Monthly
Putnam Investments                                                                 Monthly
Quant Consulting                                                                   Monthly
Reuters, Ltd.                                        Monthly                       Monthly
R.V. Kuhns & Associates, Inc.                                                      Monthly
Raymond James Financial                                                            Monthly
RBC Dain Rauscher                                                                  Monthly
Rocaton Investment Advisors, LLC                                                   Monthly
Ron Blue & Co.                                                                     Monthly
Roszel Advisors, LLC (MLIG)                                                        Monthly
Scudder Investments                                                                Monthly
Segal Advisors                                                                     Monthly
SEI Investment                                                                     Monthly
SG Constellation LLC                                 Monthly                       Monthly
Shields Associates                                                                 Monthly
Smith Barney                                                                       Monthly
Spagnola-Cosack, Inc.                                                              Monthly
Standard & Poor's                                                                  Monthly
Stanton Group                                                                      Monthly
State Street Bank & Trust Co.                        Monthly                       Monthly
Stearne, Agee & Leach                                                              Monthly
Stephen's, Inc.                                                                    Monthly

                                                                          PORTFOLIO COMMENTARIES,
                                                                          FACT SHEETS, PERFORMANCE
                                               PORTFOLIO HOLDINGS         ATTRIBUTION INFORMATION
                                               (ITEM #1)*                 (ITEM #2)*
Stifel Nicolaus                                                                    Monthly
Strategic Advisers, Inc.                             Monthly
Strategic Investment Solutions                                                     Monthly
Stratford Advisory Group, Inc.                                                     Monthly
Summit Strategies Group                                                            Monthly
Sun Life Financial Distributors, Inc.                                              Monthly
T. Rowe Price Associates, Inc.                                                     Monthly
TD Asset Management                                                                Monthly
The 401k Company                                                                   Monthly
The Carmack Group, Inc.                                                            Monthly
The Managers Fund                                                                  Monthly
The Vanguard Group                                                                 Monthly
Towers Perrin                                                                      Monthly
Transamerica Retirement Services                                                   Monthly
Travelers Life & Annuity Company                                                   Monthly
UBS- Prime Consulting Group                                                        Monthly
UMB                                                                                Monthly
Union Bank of California                                                           Monthly
US Bank                                                                            Monthly
USI Retirement                                                                     Monthly
Valic                                                                              Monthly
Vanguard                                                                           Monthly
Victory Capital Management                                                         Monthly
Vestek Systems, Inc.                                 Monthly
Wachovia Bank                                                                      Monthly
Watson Wyatt Worldwide                               Monthly                       Monthly
Welch Hornsby                                                                      Monthly
Wells Fargo                                                                        Monthly
William M. Mercer Consulting Inc.                                                  Monthly
Wilshire Associates Incorporated                                                   Monthly
Wurts & Associates                                   Monthly                       Monthly
Wyatt Investment Consulting, Inc.                                                  Monthly
Yanni Partners                                                                     Monthly


----------

  *This information is or may be provided within 15 days after the end of the period indicated below, unless otherwise noted. Many of the recipients actually receive the information on a quarterly basis, rather than on a monthly basis as noted in the chart.

                                   APPENDIX B

                                                                NOVEMBER 8, 2005


                             LORD, ABBETT & CO. LLC
                      PROXY VOTING POLICIES AND PROCEDURES

                                  INTRODUCTION


     Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process. Lord Abbett's Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Director of Equity Investments, the Firm's Managing Member and its General Counsel. Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team's portfolio is voted in a timely manner in accordance with those policies. In each case where an investment team declines to follow a recommendation of a company's management, a detailed explanation of the reason(s) for the decision is entered into the proxy voting system. Lord Abbett has retained Institutional Shareholder Services ("ISS") to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.


     The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee, composed solely of independent directors. The Funds' Proxy Committee Charter provides that the Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

     Lord Abbett is a privately-held firm, and we conduct only one business: we manage the investment portfolios of our clients. We are not part of a larger group of companies conducting diverse financial operations. We would therefore expect, based on our past experience, that the incidence of an actual conflict of interest involving Lord Abbett's proxy voting process would be limited. Nevertheless, if a potential conflict of interest were to arise, involving one or more of the Lord Abbett Funds, where practicable we would disclose this potential conflict to the affected Funds' Proxy Committees and seek voting instructions from those Committees in accordance with the procedures described below under "Specific Procedures for Potential Conflict Situations". If it were not practicable to seek instructions from those Committees, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow a recommendation of ISS. If such a conflict arose with any other client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow the recommendation of ISS.

              SPECIFIC PROCEDURES FOR POTENTIAL CONFLICT SITUATIONS

SITUATION 1. Fund Independent Board Member on Board (or Nominee for Election to Board) of Publicly Held Company Owned by a Lord Abbett Fund.

     Lord Abbett will compile a list of all publicly held companies where an Independent Board Member serves on the board of directors, or has indicated to Lord Abbett that he is a nominee for election to the board of directors (a "Fund Director Company"). If a Lord Abbett Fund owns stock in a Fund Director Company, and if Lord Abbett has decided NOT to follow the proxy voting recommendation of ISS, then Lord Abbett shall bring that issue to the Fund's Proxy Committee for instructions on how to vote that proxy issue.

     The Independent Directors have decided that the Director on the board of the Fund Director Company will not participate in any discussion by the Fund's Proxy Committee of any proxy issue for that Fund Director Company or in the voting instruction given to Lord Abbett.

SITUATION 2. Lord Abbett has a Significant Business Relationship with a Company.

     Lord Abbett will compile a list of all publicly held companies (or which are a subsidiary of a publicly held firm) that have a significant business relationship with Lord Abbett (a "Relationship Firm"). A "significant business relationship" for this purpose means: (a) a broker dealer firm which sells one percent or more of the Lord Abbett Funds' total shares for the last 12 months;
(b) a firm which is a sponsor firm with respect to Lord Abbett's Private Advisory Services business; (c) an institutional client which has an investment management agreement with Lord Abbett; (d) an institutional investor having at least $5 million in Class Y shares of the Lord Abbett Funds; and (e) a large plan 401(k) client with at least $5 million under management with Lord Abbett.

     For each proxy issue involving a Relationship Firm, Lord Abbett shall notify the Fund's Proxy Committee and shall seek voting instructions from the Fund's Proxy Committee only in those situations where Lord Abbett has proposed NOT to follow the recommendations of ISS.

SUMMARY OF PROXY VOTING GUIDELINES

     Lord Abbett generally votes in accordance with management's recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals. This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.

ELECTION OF DIRECTORS

     Lord Abbett will generally vote in accordance with management's recommendations on the election of directors. However, votes on director nominees are made on a case-by- case basis. Factors that are considered include current composition of the board and key- board nominees, long-term company performance relative to a market index, and the directors' investment in the company. We also consider whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest.

     There are some actions by directors that may result in votes being withheld. These actions include:

     1) Attending less than 75% of board and committee meetings without a valid excuse.
     2) Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.
     3) Failing to act on takeover offers where a majority of shareholders tendered their shares.
     4) Serving as inside directors and sit on an audit, compensation, stock option or nomination committee.
     5)   Failing to replace management as appropriate.

     We will generally approve proposals to elect directors annually. The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. The basic premise of the staggered election of directors is to provide a continuity of experience on the board and to prevent a precipitous change in the composition of the board. Although shareholders need some form of protection from hostile takeover attempts, and boards need tools and leverage in order to negotiate effectively with potential acquirers, a classified board tips the balance of power too much toward incumbent management at the price of potentially ignoring shareholder interests.

INCENTIVE COMPENSATION PLANS

     We usually vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case by case basis. We use ISS for guidance on appropriate compensation ranges for various industries and company sizes. In addition to considering the individual expertise of management and the value they bring to the company, we also consider the costs associated with stock-based incentive packages including shareholder value transfer and voting power dilution.

     We scrutinize very closely the approval of repricing or replacing underwater stock options, taking into consideration the following:

     1) The stock's volatility, to ensure the stock price will not be back in the money over the near term.
     2)   Management's rationale for why the repricing is necessary.
     3) The new exercise price, which must be set at a premium to market price to ensure proper employee motivation.

     4) Other factors, such as the number of participants, term of option, and the value for value exchange.

   In large-cap companies we would generally vote against plans that promoted short-term performance at the expense of longer-term objectives. Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans. Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies' compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.

SHAREHOLDER RIGHTS

CUMULATIVE VOTING

     We generally oppose cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

CONFIDENTIAL VOTING

     There are both advantages and disadvantages to a confidential ballot. Under the open voting system, any shareholder that desires anonymity may register the shares in the name of a bank, a broker or some other nominee. A confidential ballot may tend to preclude any opportunity for the board to communicate with those who oppose management proposals.

     On balance we believe shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.

                              SUPERMAJORITY VOTING

     Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

TAKEOVER ISSUES

     Votes on mergers and acquisitions must be considered on a case by case basis. The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights. It is our policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We are also opposed to amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more that 10% of the company's voting stock. Restructuring proposals will also be evaluated on a case by case basis following the same guidelines as those used for mergers.

     Among the more important issues that we support, as long as they are not tied in with other measures that clearly entrench management, are:

1) Anti-greenmail provisions, which prohibit management from buying back shares at above market prices from potential suitors without shareholder approval.

2) Fair Price Amendments, to protect shareholders from inequitable two-tier stock acquisition offers.


3)        Shareholder Rights Plans (so-called "Poison Pills"), usually
     "blank check" preferred and other classes of voting securities that can be issued without further shareholder approval. However, we look at these proposals on a case by case basis, and we only approve these devices when proposed by companies with strong, effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support good long-range corporate goals. We vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

4) "Chewable Pill" provisions, are the preferred form of Shareholder Rights Plan. These provisions allow the shareholders a secondary option when the Board refuses to withdraw a poison pill against a majority shareholder vote. To strike a balance of power between management and the shareholder, ideally "Chewable Pill" provisions should embody the following attributes, allowing sufficient flexibility to maximize shareholder wealth when employing a poison pill in negotiations:


     - Redemption Clause allowing the board to rescind a pill after a potential acquirer has surpassed the ownership threshold.
     -    No dead-hand or no-hand pills.
     - Sunset Provisions which allow the shareholders to review, and reaffirm or redeem a pill after a predetermined time frame.
     - Qualifying Offer Clause which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

                                  SOCIAL ISSUES

     It is our general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings. We recognize that highly ethical and competent managements occasionally differ on such matters, and so we review the more controversial issues closely.

LORD ABBETT


STATEMENT OF ADDITIONAL INFORMATION                                MARCH 1, 2006


                          LORD ABBETT SECURITIES TRUST
                           LORD ABBETT ALL VALUE FUND

                         LORD ABBETT ALPHA STRATEGY FUND

                   LORD ABBETT INTERNATIONAL CORE EQUITY FUND
                  LORD ABBETT INTERNATIONAL OPPORTUNITIES FUND
                        LORD ABBETT LARGE-CAP VALUE FUND
                                (CLASS Y SHARES)


This Statement of Additional Information ("SAI") is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at 90 Hudson Street, Jersey City, NJ 07302-3973. This SAI relates to, and should be read in conjunction with, the Prospectus for the Y shares of Lord Abbett Securities Trust - Lord Abbett All Value Fund (the "All Value Fund"), Alpha Strategy Fund (formerly known as "Alpha Fund"), Lord Abbett International Core Equity Fund ("International Core Equity Fund"), and Lord Abbett International Opportunities Fund ("International Opportunities Fund"), and Lord Abbett Large-Cap Value Fund ("Large-Cap Value Fund") (each individually a "Fund" or, collectively, the "Funds"), dated
March 1, 2006.


Shareholder account inquiries should be made by directly contacting the Funds or by calling 800-821-5129. The Annual Report to Shareholders contains additional performance information and is available without charge, upon request by calling 800-874-3733. In addition, you can make inquiries through your dealer.

          TABLE OF CONTENTS

                                                                                PAGE
          1.      Fund History
          2.      Investment Policies
          3.      Management of the Funds
          4.      Control Persons and Principal Holders of Securities
          5.      Investment Advisory and Other Services
          6.      Brokerage Allocations and Other Practices
          7.      Classes of Shares
          8.      Purchases, Redemptions, Pricing and Payments to Dealers
          9.      Taxation of the Funds
          10.     Underwriter
          11.     Performance
          12.     Financial Statements
          Appendix A.      Fund Portfolio Information Recipients
          Appendix B.      Proxy Voting Policies and Procedures

                                       1.
                                  FUND HISTORY


Lord Abbett Securities Trust (the "Trust") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"). The Trust was organized as a Delaware business trust on February 26, 1993, with an unlimited amount of shares of beneficial interest authorized. The Trust has seven funds or series, but only Class Y shares of All Value Fund, Alpha Strategy Fund, International Core Equity Fund, International Opportunities Fund, and Large-Cap Value Fund are described in this SAI.


                                       2.
                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS. Each Fund's investment objective in the Prospectus cannot be changed without approval of a majority of each Fund's outstanding shares. Each Fund is also subject to the following fundamental investment restrictions that cannot be changed without approval of a majority of each Fund's outstanding shares.

Each Fund may not:

   (1) borrow money, except that (i) it may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) it may borrow up to an additional 5% of its total assets for temporary purposes, (iii) it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) it may purchase securities on margin to the extent permitted by applicable law;

   (2) pledge its assets (other than to secure borrowings, or to the extent permitted by each Fund's investment policies as permitted by applicable law);

   (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

   (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

   (5) buy or sell real estate (except that each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), or commodities or commodity contracts (except to the extent each Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

   (6) with respect to 75% of its gross assets, buy securities of one issuer representing more than (i) 5% of its gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer;

   (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or

   (8) issue senior securities to the extent such issuance would violate applicable law.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security, except in the case of the first restriction with which the Funds must comply on a continuous basis.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition to the investment objective of each Fund, and the investment restrictions above that cannot be changed without shareholder approval, each Fund is also subject to the following non-fundamental investment restrictions that may be changed by the Board of Trustees (the "Board") without shareholder approval.

Each Fund may not:

   (1) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

   (2) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933 ("Rule 144A"), determined by Lord Abbett to be liquid, subject to the oversight of the Board;

   (3) invest in securities issued by other investment companies except to the extent permitted by applicable law (the All Value Fund, International Core Equity Fund, and the International Opportunities Fund may not, however, rely on Sections 12(d)(1)(F) and 12(d)(1)(G) of the Act);

   (4) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of a Fund's total assets (included within such limitation, but not to exceed 2% of its total assets, are warrants which are not listed on the New York Stock Exchange ("NYSE") or American Stock Exchange or a major foreign exchange);

   (5) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that it may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;

   (6) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in its Prospectus and SAI, as they may be amended from time to time; or

   (7) buy from or sell to any of the Trust's officers, trustees, employees, or its investment adviser or any of the adviser's officers, partners or employees, any securities other than shares of the Trust.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security.


PORTFOLIO TURNOVER RATE. For the fiscal years ended October 31, 2005 and 2004, the portfolio turnover rate was as follows:



              FUND                         2005            2004
-------------------------------------------------------------------
All Value Fund                             52.24%         21.92%
Alpha Strategy Fund                         6.94%          2.59%
International Core Equity Fund            100.87%        142.16%*
International Opportunities Fund           78.65%         75.56%
Large Cap Value Fund                       54.12%         30.53%



* for the period from December 15, 2003 (commencement of investment operations) to October 31, 2004

ADDITIONAL INFORMATION ON PORTFOLIO RISKS, INVESTMENTS AND TECHNIQUES. This section provides further information on certain types of investments and investment techniques that may be used by each Fund, including their associated risks. In the case of the Alpha Strategy Fund, references to each Fund refers to the underlying funds.


BORROWING MONEY. Each Fund may borrow money for certain purposes as described above under "Fundamental Investment Restrictions." If a Fund borrows money and experiences a decline in its net asset value, the borrowing will increase its losses.

BRADY BONDS. International Core Equity Fund and International Opportunities Fund may invest in so-called "Brady Bonds," which are securities created through the exchange of existing commercial bank loans to public and private entities for new bonds in connection with debt restructuring under a debt restructuring plan announced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are currently actively traded in the over the counter secondary market for debt instruments. Brady Bonds do not have a long payment history and are subject to, among other things, the risk of default. In light of the history of commercial bank loan defaults by Latin American public and private entities, investment in Brady Bonds may be viewed as speculative.

Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in the amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk").

CONVERTIBLE SECURITIES. Each Fund may invest in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible into common stock. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. The market value of convertible securities tends to decline as interest rates increase. If, however, the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. In such a case, a convertible security may lose much or all of its value if the value of the underlying common stock then falls below the conversion price of the security. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly based on its fixed income characteristics, and thus, may not necessarily decline in price as much as the underlying common stock.

DEBT SECURITIES. Each Fund may invest in debt securities, such as bonds, debentures, government obligations, commercial paper and pass-through instruments. The value of debt securities may fluctuate based on changes in interest rates and the issuer's financial condition. When interest rates rise or the issuer's financial condition worsens or is perceived by the market to be at greater risk, the value of debt securities tends to decline.

DEPOSITARY RECEIPTS. Each Fund may invest in American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information, and other risks. Although All Value Fund and Large-Cap Value Fund may not invest more than 10% of their net assets in foreign securities, ADRs are not subject to this limitation. For purposes of International Core Equity Fund's and International Opportunities Fund's investment policies, ADRs are treated as foreign securities.

EMERGING COUNTRIES. International Core Equity Fund and International Opportunities Fund may invest up to 20% of their net assets in emerging country securities. International Core Equity Fund considers emerging markets to be those included in the MSCI Emerging Market Free Index, while the International Opportunities Fund considers emerging markets to be those markets not included in the developed markets of the S&P/Citigroup US$500 Million - US$2.5 Billion World ex-U.S. Index. The securities markets of emerging countries tend to be less liquid, especially subject to greater price volatility, have a smaller market capitalization, have less government regulation and not to be subject to as extensive and frequent accounting, financial and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers located in certain emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions.

FOREIGN CURRENCY OPTIONS. International Core Equity Fund and International Opportunities Fund may take positions in options on foreign currencies to hedge against the risk that foreign exchange rate fluctuations will affect the value of foreign securities each Fund holds in its portfolio or intends to purchase. For example, if a Fund were to enter into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of

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the securities by purchasing call options on that foreign currency. Similarly, if a Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, it could hedge against such a decline by purchasing a put option on the currency involved. A Fund's ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

Transaction costs may be higher because the quantities of currencies underlying option contracts that the Funds may enter represent odd lots in a market dominated by transactions between banks.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations be firm or revised on a timely basis. Quotation information is generally representative of very large transactions in the interbank market and may not reflect smaller transactions where rates may be less favorable. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

Each Fund may effectively terminate its rights or obligations under options by entering into closing transactions. Closing transactions permit the Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. The value of a foreign currency option depends on the value of the underlying currency relative to the U.S. dollar. Other factors affecting the value of an option are the time remaining until expiration, the relationship of the exercise price to market price, the historical price volatility of the underlying currency and general market conditions. As a result, changes in the value of an option position may have no relationship to the investment merit of the foreign currency. Whether a profit or loss is realized on a closing transaction depends on the price movement of the underlying currency and the market value of the option.

Options normally have expiration dates of up to nine months. The exercise price may be below, equal to or above the current market value of the underlying currency. Options that expire unexercised have no value, and the Funds will realize a loss of any premium paid and any transaction costs. Although the Funds intend to enter into foreign currency options only with dealers which agree to enter into, and which are expected to be capable of entering into, closing transactions with the Funds, there can be no assurance that the Funds will be able to liquidate an option at a favorable price at any time prior to expiration. In the event of insolvency of the counter-party, the Funds may be unable to liquidate a foreign currency option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that the Funds would have to exercise those options that they had purchased in order to realize any profit.

FOREIGN CURRENCY TRANSACTIONS. In accordance with each Fund's investment objective and policies, each Fund may engage in spot transactions and may use forward contracts to protect against uncertainty in the level of future exchange rates.

Each Fund may enter into forward contracts with respect to specific transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

Each Fund also may use forward contracts in connection with existing portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund's exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the Fund's exposure to foreign currency fluctuations from one country to another. For example, when Lord Abbett believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. This investment practice generally is referred to as "cross-hedging" when another foreign currency is used.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market

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movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements may not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs.

At or before the maturity date of a forward contract that requires a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.

The cost to a Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.


FOREIGN SECURITIES. International Core Equity Fund and International Opportunities Fund may invest all of their net assets in foreign securities of companies principally based outside the United States. All Value Fund and Large-Cap Value Fund may invest up to 10% of their net assets in foreign securities that are primarily traded outside the United States. The underlying funds in which the Alpha Strategy Fund invests also may invest all or a portion of their assets in foreign securities. Foreign securities may involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers, including the following:


   - Foreign securities may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to foreign securities and changes in exchange control regulations (i.e., currency blockage). A decline in the exchange rate of the foreign currency in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security in U.S. dollars.
   - Brokerage commissions, custodial services, and other costs relating to investment in foreign securities markets generally are more expensive than in the U.S.
   - Clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures may be unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.
   - Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a comparable U.S. issuer.
   - There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.
   - Foreign securities markets may have substantially less volume than U.S. securities markets, and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers.
   - Foreign securities may trade on days when a Fund does not sell shares. As a result, the value of a Fund's portfolio securities may change on days an investor may not be able to purchase or redeem Fund shares.
   - With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of a Fund, and political or social instability or diplomatic developments that could affect investments in those countries. In addition, a Fund may invest in less developed countries, sometimes referred to as emerging markets. The risks of investing in foreign markets are generally more severe in emerging markets.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Although each Fund has no current intention of doing so, each Fund may engage in futures and options on futures transactions in accordance with its investment objectives and policies.

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Futures contracts are standardized contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. In addition to incurring fees in connection with futures and options, an investor is required to maintain margin deposits. At the time of entering into a futures transaction or writing an option, an investor is required to deposit a specified amount of cash or eligible securities called "initial margin." Subsequent payments, called "variation margin," are made on a daily basis as the market price of the futures contract or option fluctuates.

Each Fund may purchase and sell futures contracts and purchase and write call and put options on futures contracts for bona fide hedging purposes, including to hedge against changes in interest rates, securities prices, or to the extent a Fund invests in foreign securities, currency exchange rates, or in order to pursue risk management strategies, including gaining efficient exposure to markets and minimizing transaction costs. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. A Fund may not purchase or sell futures contracts, options on futures contracts or options on currencies traded on a CFTC-regulated exchange for non-bona fide hedging purposes if the aggregate initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.

Futures contracts and options on futures contracts present substantial risks, including the following:

   - While a Fund may benefit from the use of futures and related options, unanticipated market events may result in poorer overall performance than if a Fund had not entered into any futures or related options transactions.
   - Because perfect correlation between a futures position and a portfolio position that a Fund intends to hedge is impossible to achieve, a hedge may not work as intended, and a Fund may thus be exposed to additional risk of loss.
   - The loss that a Fund may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
   - Futures markets are highly volatile, and the use of futures may increase the volatility of a Fund's net asset value.
   - As a result of the low margin deposits normally required in futures and options on futures trading, a relatively small price movement in a contract may result in substantial losses to a Fund.
   - Futures contracts and related options may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
   - The counterparty to an OTC contract may fail to perform its obligations under the contract.


STOCK INDEX FUTURES. Although each Fund has no current intention of doing so, each Fund and the underlying funds in which Alpha Strategy Fund invests, may seek to reduce the volatility in its portfolio through the use of stock index futures contracts. A stock index futures contract is an agreement pursuant to which two parties agree, one to receive and the other to pay, on a specified date an amount of cash equal to a specified dollar amount -- established by an exchange or board of trade -- times the difference between the value of the index at the close of the last trading day of the contract and the price at which the futures contract is originally written. The purchaser pays no consideration at the time the contract is entered into; the purchaser only pays a good faith deposit.


The market value of a stock index futures contract is based primarily on the value of the underlying index. Changes in the value of the index will cause roughly corresponding changes in the market price of the futures contract. If a stock index is established that is made up of securities whose market characteristics closely parallel the market characteristics of the securities in a Fund's portfolio, then the market value of a futures contract on that index should fluctuate in a way closely resembling the market fluctuation of the portfolios. Thus, if a Fund sells futures contracts, a decline in the market value of the portfolio will be offset by an increase in the value of the short futures position to the extent of the hedge (i.e., the size of the futures position). Conversely, when a Fund has cash available (for example, through substantial sales of shares) and wishes to invest the cash in anticipation of a rising market, the Fund could rapidly hedge against the expected market increase by buying futures contracts to offset the cash position and thus cushion the adverse effect of attempting to buy individual securities in a rising market. Stock index futures contracts are subject to the same risks as other futures contracts discussed above under "Futures Contracts and Options on Futures Contracts." To date, each Fund has not entered into any stock index futures contracts and has no present intention to do so.

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ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

   -    Domestic and foreign securities that are not readily marketable.
   - Repurchase agreements and time deposits with a notice or demand period of more than seven days.
   - Certain restricted securities, unless Lord Abbett determines, subject to the oversight of the Board, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A ("144A Securities") and is liquid.

144A Securities may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment. Investing in 144A Securities may decrease the liquidity of each Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.


INVESTMENT COMPANIES. Each Fund (other than Alpha Strategy Fund, a "fund of funds" that invests substantially all of its assets in certain other Lord Abbett-sponsored funds) may invest in securities of other investment companies subject to limitations prescribed by the Act, except All Value Fund and International Opportunities Fund cannot rely on Sections 12(d)(1)(F) and (G). These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Each Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which it invests. Such investment companies will generally be money market funds or have investment objectives, policies and restrictions substantially similar to those of the investing Fund and will be subject to substantially the same risks.


Each Fund may, consistent with its investment policies, invest in investment companies established to accumulate and hold a portfolio of securities that is intended to track the price performance and dividend yield of a well-known securities index. A Fund may use such investment company securities for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of such securities may not perfectly parallel the price movement of the underlying index. An example of this type of security is the Standard & Poor's Depositary Receipt, commonly known as a "SPDR."

International Core Equity Fund and International Opportunities Fund may invest in foreign countries through investment companies. Some emerging countries have laws and regulations that currently preclude direct foreign investments in the securities of their companies. However, indirect foreign investment in the securities of such countries is permitted through investment funds that have been specifically authorized. In addition to the additional fees associated with such indirect investments, these investments are subject to the risks of investing in foreign securities.

REITs. Each Fund may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). By investing in a REIT, a Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund.

Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.

LISTED OPTIONS ON SECURITIES. Each Fund may purchase and write national and international securities exchange-listed put and call options on securities or securities indices in accordance with its investment objectives and policies. A "call option" is a contract sold for a price giving its holder the right to buy a specific amount of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. Each Fund may write covered call options that are traded on a national or international securities exchange with respect to securities in its portfolio in an attempt to increase

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income and to provide greater flexibility in the disposition of portfolio securities. During the period of the option, a Fund forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds its net premium). Each Fund may also enter into "closing purchase transactions" in order to terminate their obligation to deliver the underlying security. This may result in a short-term gain or loss. A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If a Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation.

A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by a Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. Writing listed put options may be a useful portfolio investment strategy when the Fund has cash or other reserves available for investment as a result of sales of Fund shares or when the investment manager believes a more defensive and less fully invested position is desirable in light of market conditions. Each Fund will not purchase an option if, as a result of such purchase, more than 10% of its assets would be invested in premiums for such options, except that the International Opportunities Fund may not exceed 5% of its assets. Each Fund may write covered put options to the extent that cover for such options does not exceed 15% of its net assets, except the International Opportunities Fund may not exceed 25% of its net assets. Each Fund may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of the Fund's net assets at the time an option is written.

The purchase and writing of options is a highly specialized activity that involves special investment risks. Each Fund may use options for hedging or cross hedging purposes or to seek to increase total return (which is considered a speculative activity). If Lord Abbett is incorrect in its expectation of changes in market prices or determination of the correlation between the securities on which options are based and a Fund's portfolio securities, the Fund may incur losses. The use of options can also increase a Fund's transaction costs.

LOWER-RATED DEBT SECURITIES. Each Fund may invest up to 20% of its assets in lower-rated debt securities (also referred to as "junk bonds") that are rated BB/Ba or lower and may pay a higher yield, but entail greater risks, than investment grade debt securities. When compared to investment grade debt securities, lower-rated debt securities:

   - have a higher risk of default and their prices can be much more volatile due to lower liquidity;
   -    tend to be less sensitive to interest rate changes; and
   - pose a greater risk that exercise of any of their redemption or call provisions in a declining market may result in their replacement by lower-yielding bonds.

In addition, while the market for lower-rated, corporate debt securities has been in existence for many years, the market in recent years experienced a dramatic increase in the large-scale use of such securities to fund highly-leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of this market, especially during periods of economic recession.

Since the risk of default is higher among lower-rated debt securities, Lord Abbett's research and analysis is an important ingredient in the selection of such securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, a Fund seeks to reduce this risk. There can be no assurance, however, that this risk will in fact be reduced and that losses will not occur. Each Fund does not have any minimum rating criteria applicable to the fixed-income securities in which it invests.

MORTGAGE-RELATED SECURITIES. The mortgage- and asset-backed securities in which each Fund may invest may be particularly sensitive to changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Early repayment of principal on some mortgage-related securities may deprive a Fund of income payments above current market rates. The rate of prepayments on underlying mortgages also will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

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OVER-THE-COUNTER OPTIONS. International Core Equity Fund and International
Opportunities Fund may enter over-the-counter options contracts ("OTC options"). OTC options differ from exchange-traded options in several respects. OTC options are transacted directly with dealers and not with a clearing corporation and there is a risk of nonperformance by the dealer as a result of the insolvency of the dealer or otherwise, in which event, a Fund may experience material losses. However, in writing OTC options, the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Since there is no exchange, pricing normally is done by reference to information from market makers, which information is carefully monitored by Lord Abbett and verified in appropriate cases.

A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any given time. Consequently, a Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when a Fund writes an OTC option, generally it can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote it. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of such put or call option also might find it difficult to terminate its position on a timely basis in the absence of a secondary market.

Each Fund and Lord Abbett believe that such dealers present minimal credit risks to the Fund and, therefore, should be able to enter into closing transactions if necessary. Each Fund currently will not engage in OTC options transactions if the amount invested by a Fund in OTC options plus a "liquidity charge" related to OTC options written by the Fund, plus the amount invested by the Fund in illiquid securities, would exceed 10% of the Fund's net assets. The "liquidity charge" referred to above is computed as described below.

Each Fund anticipates entering into agreements with dealers to which the Fund sells OTC options. Under these agreements a Fund would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase Price"). The "liquidity charge" referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow a Fund to repurchase a specific OTC option written by the Fund, the "liquidity charge" will be the current market value of the assets serving as "cover" for such OTC option.

PREFERRED STOCK, WARRANTS AND RIGHTS. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stockholders but after bond holders and other creditors. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Investments in preferred stock present market and liquidity risks. The value of a preferred stock may be highly sensitive to the economic condition of the issuer, and markets for preferred stock may be less liquid than the market for the issuer's common stock.

Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The value of a warrant or right may not necessarily change with the value of the underlying securities. Warrants and rights cease to have value if they are not exercised prior to their expiration date. Investments in warrants and rights are thus speculative and may result in a total loss of the money invested.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction by which the purchaser acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The resale price reflects the purchase price plus an agreed-upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security. Each Fund requires at all times that the repurchase agreement be collateralized by cash or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises ("U.S. Government Securities") having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). Such agreements permit a Fund to keep all of their assets at work while retaining flexibility in pursuit of investments of a longer term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Funds may incur a loss upon disposition of them. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. Each Fund intends to limit repurchase agreements to transactions with dealers and financial institutions believed by Lord Abbett, as the investment manager, to present minimal credit risks. Lord Abbett will monitor the creditworthiness of the repurchase agreement sellers on an ongoing basis.

REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). This risk is greatly reduced because the Fund receives cash equal to 100% of the price of the security sold. Engaging in reverse repurchase agreements may also involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. Each Fund will attempt to minimize this risk by managing its duration. Each Fund's reverse repurchase agreements will not exceed 20% of the Fund's net assets.

SECURITIES LENDING. Each Fund may lend portfolio securities to registered broker-dealers. These loans may not exceed 30% of a Fund's total assets. Securities loans will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government Securities or other permissible means at least equal to 102% of the market value of the domestic securities loaned and 105% in the case of foreign securities loaned. A Fund may pay a part of the interest received with respect to the investment of collateral to a borrower and/or a third party that is not affiliated with the Fund and is acting as a "placing broker." No fee will be paid to affiliated persons of a Fund.

By lending portfolio securities, each of the Funds can increase its income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government Securities, or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities or other forms of non-cash collateral are received. Lending portfolio securities could result in a loss or delay in recovering a Fund's securities if the borrower defaults.

SHORT SALES. Each Fund may make short sales of securities or maintain a short position, if at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short. Each Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales.

STRUCTURED SECURITIES. International Core Equity Fund and International Opportunities Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific securities, currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so the appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. Structured securities may present additional risks that are different from those associated with a direct investment in fixed-income or equity securities; they may be more volatile, less liquid and more difficult to price accurately and subject to additional credit risks.

SWAPS. International Core Equity Fund and International Opportunities Fund may enter into swaps relating to indexes, currencies, interest rates, equity and debt interests of foreign issuers without limit. A swap transaction is an agreement between the Fund and a counterparty to act in accordance with the terms of the swap contract. Index swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or single stock. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Swaps have risks associated with them including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

Each Fund will usually enter into swaps on a net basis (i.e. the two payments streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the counterparty to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Where swaps are entered into for good faith hedging purposes, and Lord Abbett believes such obligations do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. Where swaps are entered into for other than hedging purposes, the Fund will segregate an amount of cash or liquid securities having a value equal to the accrued excess of its obligations over entitlements with respect to each swap on a daily basis.

TEMPORARY DEFENSIVE INVESTMENTS. As described in the Prospectuses, each Fund is authorized to temporarily invest a substantial amount, or even all, of its assets in various short-term fixed income securities to take a defensive position. These securities include:

   - U.S. Government Securities. These securities include Treasury bills, notes and bonds.
   - Commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.
   - Bank certificates of deposit and time deposits. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.
   - Bankers' acceptances. Bankers' acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are "accepted" when a bank guarantees their payment at maturity.
   -    Repurchase agreements.
   -    Comparable foreign income securities.

WHEN-ISSUED OR FORWARD TRANSACTIONS. Each Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by the Fund to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government Securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at a Fund's custodian in order to pay for the commitment. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date that could result in depreciation of the value of fixed-income when-issued securities. At the time each Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Each Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

POLICIES AND PROCEDURES GOVERNING DISCLOSURE OF PORTFOLIO HOLDINGS. The Board has adopted policies and procedures with respect to the disclosure of the Funds' portfolio holdings and ongoing arrangements making available such information to the general public, as well as to certain third parties on a selective basis. Among other things, the policies and procedures are reasonably designed to ensure that the disclosure is in the best interests of Fund shareholders and to address potential conflicts of interest between the Funds on the one hand and Lord Abbett and its affiliates or affiliates of the Funds on the other hand. Except as noted in the three instances below, the Funds do not provide portfolio holdings to any third party until they are made available to the general public on Lord Abbett's website at www.LordAbbett.com or otherwise. The exceptions are as follows:

     1. The Funds may provide their portfolio holdings to (a) third parties that render services to the Funds relating to such holdings (i.e., pricing vendors, ratings organizations, custodians, external administrators, independent public accounting firms, counsel, etc.), as appropriate to the service being provided to the Funds, on a daily, monthly, calendar quarterly or annual basis within 15 days following the end of the period, and (b) third party consultants on a monthly or calendar quarterly basis within 15 days following period-end for the sole purpose of performing their own analyses with respect to the Funds. The Funds may discuss or otherwise share portfolio holdings or related information with counterparties that execute transactions on behalf of the Funds;

     2. The Funds may provide portfolio commentaries or fact sheets containing, among other things, a discussion of select portfolio holdings and a list of up to the ten largest portfolio positions, and/or portfolio performance attribution information as of the month-end within 15 days thereafter to certain Financial Intermediaries; and

     3. The Funds may provide their portfolio holdings or related information in response to governmental requests or subpoenas or in similar circumstances.

Before providing schedules of their portfolio holdings to a third party in advance of making them available to the general public, the Funds obtain assurances through contractual obligations, certifications or other appropriate means such as due diligence sessions and other meetings to the effect that: (i) neither the receiving party nor any of its officers, employees or agents will be permitted to take any holding-specific investment action based on the portfolio holdings, and (ii) the receiving party will not use or disclose the information except as it relates to rendering services for the Funds related to portfolio holdings, to perform certain internal analyses in connection with its evaluation of the Funds and/or their investment strategies, or as otherwise agreed to among the parties. In addition and also in the case of other portfolio related information, written materials will contain appropriate legends requiring that the information be kept confidential and restricting the use of the information. An executive officer of each Fund approves these arrangements subject to the Board's review and oversight, and Lord Abbett provides reports at least semi-annually to the Board concerning them. The Board also reviews the Funds' policies and procedures governing these arrangements on an annual basis. These policies and procedures may be modified at any time with the approval of the Board.

Neither the Funds, Lord Abbett nor any other party receives any compensation or other consideration in connection with any arrangement described in this section, other than fees payable to a service provider rendering services to the Funds related to the Funds' portfolio holdings. For these purposes, compensation does not include normal and customary fees that Lord Abbett or an affiliate may receive as a result of investors making investments in the Funds. Neither the Funds, Lord Abbett nor any of their affiliates has entered into an agreement or other arrangement with any third party recipient of portfolio related information under which the third party would maintain assets in the Funds or in other investment companies or accounts managed by Lord Abbett or any of its affiliated persons.

Lord Abbett's Compliance Department periodically reviews and evaluates Lord Abbett's adherence to the above policies and procedures, including the existence of any conflicts of interest between the Funds on the one hand and Lord Abbett and its affiliates or affiliates of the Funds on the other hand. The Compliance Department reports to the Board at least annually regarding its assessment of compliance with these policies and procedures.

FUND PORTFOLIO INFORMATION RECIPIENTS. Attached as Appendix A is a list of the third parties that may receive portfolio holdings information under the circumstances described above.

                                       3.
                             MANAGEMENT OF THE FUNDS


The Board of Trustees is responsible for the management of the business and affairs of each Fund in accordance with the laws of the State of Delaware. The Board appoints officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. As discussed in the Funds' semiannual report to shareholders, the Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Trustee holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Trust's organizational documents.


Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Fund's investment adviser.

INTERESTED TRUSTEE

The following Trustee is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 54 portfolios or series.


                                        CURRENT POSITION
          NAME, ADDRESS AND             LENGTH OF SERVICE          PRINCIPAL OCCUPATION
            YEAR OF BIRTH                  WITH TRUST             DURING PAST FIVE YEARS              OTHER DIRECTORSHIPS
ROBERT S. DOW                          Trustee since 1993;   Managing Partner and Chief            N/A
Lord, Abbett & Co. LLC                 Chairman since 1996   Executive Officer of Lord Abbett
90 Hudson Street                                             since 1996.
Jersey City, NJ 07302
(1945)


INDEPENDENT TRUSTEES

The following independent or outside Trustees are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 54 portfolios or series.


                                       CURRENT POSITION
NAME, ADDRESS AND                      LENGTH OF SERVICE     PRINCIPAL OCCUPATION
YEAR OF BIRTH                          WITH TRUST            DURING PAST FIVE YEARS                OTHER DIRECTORSHIPS
E. THAYER BIGELOW                      Trustee since 1994    Managing General Partner, Bigelow     Currently serves as
Lord, Abbett & Co. LLC                                       Media, LLC (since 2000); Senior       director of Adelphia
c/o Legal Dept.                                              Adviser, Time Warner Inc. (1998 -     Communications, Inc.,
90 Hudson Street                                             2000); Acting Chief Executive         Crane Co., and Huttig
Jersey City, NJ 07302                                        Officer of Courtroom Television       Building Products Inc.
(1941)                                                       Network (1997 - 1998); President and
                                                             Chief Executive Officer of Time
                                                             Warner Cable Programming, Inc. (1991
                                                             - 1997).

WILLIAM H.T. BUSH                      Trustee since 1998    Co-founder and Chairman of the        Currently serves as
Lord, Abbett & Co. LLC                                       Board of the financial advisory       director of WellPoint,
c/o Legal Dept.                                              firm of Bush-O'Donnell & Company      Inc. (since 2002), and
90 Hudson Street                                             (since 1986).                         Engineered Support
Jersey City, NJ 07302                                                                              Systems, Inc. (since
(1938)                                                                                             2000).

ROBERT B. CALHOUN, JR.                 Trustee since 1998    Managing Director of Monitor          Currently serves as
Lord, Abbett & Co. LLC                                       Clipper Partners (since 1997) and     director of Avondale,
c/o Legal Dept.                                              President of Clipper Asset            Inc. and Interstate
90 Hudson Street                                             Management Corp. (since 1991), both   Bakeries Corp.
Jersey City, NJ 07302                                        private equity investment funds.
(1942)

JULIE A. HILL                          Trustee since 2004    Owner and CEO of the Hillsdale        Currently serves as
Lord, Abbett & Co. LLC                                       Companies, a business consulting      director of WellPoint,
c/o Legal Dept.                                              firm (since 1998); Founder,           Inc.; Resources
90 Hudson Street                                             President and Owner of the            Connection Inc.; and
Jersey City, NJ 07302                                        Hiram-Hill and Hillsdale              Holcim (US) Inc. (a
(1946)                                                       Development Companies (1998 -         subsidiary of Holcim
                                                             2000).                                Ltd.).

FRANKLIN W. HOBBS                      Trustee since 2001    Former Chief Executive Officer of     Currently serves as
Lord, Abbett & Co. LLC                                       Houlihan Lokey Howard & Zukin, an     director of Adolph Coors
c/o Legal Dept.                                              investment bank (January 2002 -       Company.
90 Hudson Street                                             April 2003); Chairman of Warburg
Jersey City, NJ 07302                                        Dillon Read (1999 - 2001); Global
(1947)                                                       Head of Corporate Finance of SBC
                                                             Warburg Dillon Read (1997 - 1999);
                                                             Chief Executive Officer of Dillon,
                                                             Read & Co. (1994 - 1997).

C. ALAN MACDONALD                      Trustee since 1993    Retired - General Business and        Currently serves as
Lord, Abbett & Co. LLC                                       Governance Consulting (since 1992);   director of H.J. Baker
c/o Legal Dept.                                              formerly President and CEO of         (since 2003).
90 Hudson Street                                             Nestle Foods.
Jersey City, NJ 07302
(1933)

THOMAS J. NEFF                         Trustee since 1993    Chairman of Spencer Stuart (U.S.),    Currently serves as
Lord, Abbett & Co. LLC                                       an executive search consulting firm   director of Ace, Ltd.
c/o Legal Dept.                                              (since 1996); President of Spencer    (since 1997) and Hewitt
90 Hudson Street                                             Stuart (1979-1996).                   Associates, Inc.
Jersey City, NJ 07302
(1937)

OFFICERS

None of the officers listed below have received compensation from the Trust. All the officers of the Trust may also be officers of the other Lord
Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City,
NJ 07302.


            NAME AND                CURRENT POSITION       LENGTH OF SERVICE                  PRINCIPAL OCCUPATION
          YEAR OF BIRTH                WITH TRUST         OF CURRENT POSITION                DURING PAST FIVE YEARS
ROBERT S. DOW                      Chief Executive      Elected in 1993           Managing Partner and Chief Executive Officer
(1945)                             Officer and                                    of Lord Abbett (since 1996).
                                   President

SHOLOM DINSKY                      Executive Vice       Elected in 2003           Partner and Large Cap Value Investment
 (1944)                            President                                      Manager, joined Lord Abbett in 2000.

LESLEY-JANE DIXON                  Executive Vice       Elected in 1999           Partner and Investment Manager, joined Lord
(1964)                             President                                      Abbett in 1995.

ROBERT P. FETCH                    Executive Vice       Elected in 1999           Partner and Small-Cap Value Senior
(1953)                             President                                      Investment Manager, joined Lord Abbett in
                                                                                  1995.

KENNETH G. FULLER                  Executive Vice       Elected in 2003           Investment Manager - Large Cap Value, joined
(1945)                             President                                      Lord Abbett in 2002; formerly Portfolio
                                                                                  Manager and Senior Vice President at Pioneer
                                                                                  Investment Management, Inc.

ROBERT I. GERBER                   Executive Vice       Elected in 2005           Partner and Director of Taxable Fixed Income
(1954)                             President                                      Management, joined Lord Abbett in 1997.

HOWARD E. HANSEN                   Executive Vice       Elected in 2003           Partner and Investment Manager, joined Lord
(1961)                             President                                      Abbett in 1995.

GERARD S. E. HEFFERNAN, JR.        Executive Vice       Elected in 1999           Partner and Research Analyst, joined Lord
(1963)                             President                                      Abbett in 1998.

TODD D. JACOBSON                   Executive Vice       Elected in 2003           Investment Manager, International Core Equity,
(1966)                             President                                      joined Lord Abbett in 2003; formerly Director
                                                                                  and Portfolio Manager at Warburg Pincus Asset
                                                                                  Management and Credit Suisse Asset Management
                                                                                  (2002 - 2003); prior thereto Associate
                                                                                  Portfolio Manager of Credit Suisse Asset
                                                                                  Management.

VINCENT J. MCBRIDE                 Executive Vice       Elected in 2003           Senior Investment Manager, International
(1964)                             President                                      Core Equity, joined Lord Abbett in 2003;
                                                                                  formerly Managing Director and Portfolio
                                                                                  Manager at Warburg Pincus Asset Management
                                                                                  and Credit Suisse Asset Management.

STEVEN MCBOYLE                     Executive Vice       Elected in 2005           Senior Investment Manager, Value
(1969)                             President                                      Opportunities Fund; formerly Vice
                                                                                  President, Mergers and Acquisitions, at
                                                                                  Morgan Stanley, joined Lord Abbett in 2001.

ROBERT G. MORRIS                   Executive Vice       Elected in 1998           Partner and Chief Investment Officer,
(1944)                             President                                      joined Lord Abbett in 1991.

ELI M. SALZMANN                    Executive Vice       Elected in 2003           Partner and Director of Institutional
(1964)                             President                                      Equity Investments, joined Lord Abbett in
                                                                                  1997.

HAROLD E. SHARON                   Executive Vice       Elected in 2003           Investment Manager and Director,
(1960)                             President                                      International Core Equity, joined Lord Abbett
                                                                                  in 2003; formerly Financial Industry
                                                                                  Consultant for Venture Capitalist (2001 -
                                                                                  2003); prior thereto Managing Director of
                                                                                  Warburg Pincus Asset Management and Credit
                                                                                  Suisse Asset Management.

CHRISTOPHER J. TOWLE               Executive Vice       Elected in 2005           Partner and Investment Manager, joined Lord
(1957)                             President                                      Abbett in 1987.

YAREK ARANOWICZ                    Vice President       Elected in 2004           Investment Manager, joined Lord Abbett in
(1963)                                                                            2003; formerly Vice President, Head of
                                                                                  Global Emerging Markets Funds of Warburg
                                                                                  Pincus Asset Management and Credit Suisse
                                                                                  Asset Management.

JAMES BERNAICHE                    Chief Compliance     Elected in 2004           Chief Compliance Officer, joined Lord
(1956)                             Officer                                        Abbett in 2001; formerly Vice President and
                                                                                  Chief Compliance Officer with Credit Suisse
                                                                                  Asset Management.

JOAN A. BINSTOCK                   Chief Financial      Elected in 1999           Partner and Chief Operations Officer,
(1954)                             Officer and Vice                               joined Lord Abbett in 1999.
                                   President

DAVID G. BUILDER                   Vice President       Elected in 2001           Equity Analyst, joined Lord Abbett in 1998.
(1954)

JOHN K. FORST                      Vice President and   Elected in 2005           Deputy General Counsel, joined Lord Abbett
(1960)                             Assistant Secretary                            in 2004; prior thereto Managing Director
                                                                                  and Associate General Counsel at New York
                                                                                  Life Investment Management LLC (2002-2003);
                                                                                  formerly Attorney at Dechert LLP (2000-2002).

LAWRENCE H. KAPLAN                 Vice President and   Elected in 1997           Partner and General Counsel, joined Lord
(1957)                             Secretary                                      Abbett in 1997.

CHARLES P. MASSARE                 Vice President       Elected in 2005           Partner and Director of Quantitative
(1948)                                                                            Research & Risk Management, joined Lord
                                                                                  Abbett in 1998.

A. EDWARD OBERHAUS, III (1959)     Vice President       Elected in 1993           Partner and Manager of Equity Trading,
                                                                                  joined Lord Abbett in 1983.

F. THOMAS O'HALLORAN               Vice President       Elected in 2003           Partner and Investment Manager, joined Lord
(1955)                                                                            Abbett in 2001; formerly Executive
                                                                                  Director/Senior Research Analyst at Dillon
                                                                                  Read/UBS Warburg.

TODOR PETROV                       Vice President       Elected in 2003           Investment Manager, joined Lord Abbett in
(1974)                                                                            2003; formerly Associate Portfolio Manager
                                                                                  of Credit Suisse Asset Management.

CHRISTINA T. SIMMONS               Vice President and   Elected in 2000           Assistant General Counsel, joined Lord
(1957)                             Assistant Secretary                            Abbett in 1999.

BERNARD J. GRZELAK                 Assistant Treasurer  Elected in 2003           Director of Fund Administration, joined
(1971)                                                                            Lord Abbett in 2003; formerly Vice
                                                                                  President, Lazard Asset Management LLC
                                                                                  (2000-2003); prior thereto Manager of Deloitte
                                                                                  & Touche LLP.


COMMITTEES

The standing committees of the Board are the Audit Committee, the Proxy Committee, and the Nominating and Governance Committee.


The Audit Committee is composed wholly of Trustees who are not "interested persons" of the Funds. The members of the Audit Committee are Messrs. Bigelow, Calhoun, and Hobbs and Ms. Hill. The Audit Committee provides assistance to the Board in fulfilling its responsibilities relating to accounting matters, the reporting practices of the Funds, and the quality and integrity of the Funds' financial reports. Among other things, the Audit Committee is responsible for reviewing and evaluating the performance and independence of the Funds' independent registered public accounting firm and considering violations of the Funds' Code of Ethics to determine what action should be taken. The Audit Committee meets quarterly and during the past fiscal year met four times.

The Proxy Committee is composed of at least two Trustees who are not "interested persons" of the Funds, and also may include one or more Trustees who are partners or employees of Lord Abbett. The current members of the Proxy Committee are three independent Trustees: Messrs., Bush, MacDonald, and Neff. The Proxy Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; and (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest. During the past fiscal year, the Proxy Committee met six times.

The Nominating and Governance Committee is composed of all the Trustees who are not "interested persons" of the Funds. Among other things, the Nominating and Governance Committee is responsible for (i) evaluating and nominating individuals to serve as independent Trustees and as committee members; and (ii) periodically reviewing director/trustee compensation. During the past fiscal year, the Nominating and Governance Committee met four times. The Nominating and Governance Committee has adopted policies with respect to its consideration of any individual recommended by the Funds' shareholders to serve as an independent Trustee. A shareholder who would like to recommend a candidate may write to the Funds.

The Contracts Committee consists of all Trustees who are not "interested persons" of the Trust The Contracts Committee conducts much of the factual inquiry undertaken by the Trustees in connection with the Board's annual consideration of whether to renew the management and other contracts with Lord Abbett and Lord Abbett Distributor. Although the Contracts Committee did not hold any formal meetings during the last fiscal year, members of the Committee conducted inquiries into the portfolio management approach and results of Lord Abbett, and reported the results of those inquiries to the Nominating and Governance Committee.


COMPENSATION DISCLOSURE

The following table summarizes the compensation for each of the directors/trustees of the Trust and for all Lord Abbett-sponsored funds.


The second column of the following table sets forth the compensation accrued by the Trust for independent Trustees. The third column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the independent directors/trustees, and amounts payable but deferred at the option of the director/trustee. No director/trustee of the funds associated with Lord Abbett and no officer of the funds received any compensation from the funds for acting as a director/trustee or officer.



(1)                        (2)                                   (3)
                           FOR THE FISCAL YEAR ENDED             FOR YEAR ENDED DECEMBER 31, 2005
                           OCTOBER 31, 2005 AGGREGATE            TOTAL  COMPENSATION  PAID BY THE TRUST AND
NAME OF TRUSTEE            COMPENSATION ACCRUED BY THE TRUST(1)  THIRTEEN OTHER LORD ABBETT-SPONSORED FUNDS(2)
E. Thayer Bigelow          $    7,358                            $     154,750
William H.T. Bush          $    7,478                            $     157,750
Robert B. Calhoun, Jr.     $    8,852                            $     179,750
Julie A. Hill              $    7,672                            $     157,750
Franklin W. Hobbs          $    7,944                            $     157,750
C. Alan MacDonald          $    7,838                            $     166,125
Thomas J. Neff             $    7,775                            $     150,750



   (1) Independent Trustees' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Trust to its independent Trustees may be deferred at the option of a Trustee under an equity-based plan (the "equity-based plan") that deems the deferred amounts to be invested in shares of a Fund for later distribution to the Trustees. In addition, $25,000 of each Trustee's retainer must be deferred and is deemed invested in shares of the Trust and other Lord Abbett-sponsored funds under the equity-based plan. Of the amounts shown in the second column, the total deferred amounts for the Trustees are $1,291, $1,983, $8,852, $3,828, $7,944, $1,291, and
        $7,775 respectively.

   (2) The third column shows aggregate compensation, including the types of compensation described in the second column, accrued by all Lord Abbett-sponsored funds during the year ended December 31, 2005, including fees directors/trustees have chosen to defer.

The following chart provides certain information about the dollar range of equity securities beneficially owned by each Trustee in the Funds and other Lord Abbett-sponsored funds as of December 31, 2005. The amounts shown include deferred compensation to the Trustees deemed invested in fund shares. The amounts ultimately received by the Trustees under the deferred compensation plan will be directly linked to the investment performance of the funds.

                                            DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS

NAME OF TRUSTEE               ALPHA STRATEGY FUND       ALL VALUE FUND     INTERNATIONAL CORE EQUITY FUND
 Robert S. Dow                   Over $100,000           Over $100,000                Over $100,00
 E. Thayer Bigelow               Over $100,000          $10,001-$50,000               $1 to $10,000
 William H. T. Bush                $1-$10,000             $1-$10,000                  $1 to $10,000
 Robert B. Calhoun, Jr.            $1-$10,000           $10,001-$50,000               $1 to $10,000
 Julie A. Hill                     $1-$10,000             $1-$10,000                  $1 to $10,000
 Franklin W. Hobbs                 $1-$10,000           $10,001-$50,000               $1 to $10,000
 C. Alan MacDonald                 $1-$10,000           $10,001-$50,000               $1 to $10,000
 Thomas J. Neff                    $1-$10,000          $50,001-$100,000               $1 to $10,000



                            DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS
                                                                               AGGREGATE DOLLAR RANGE OF
                               INTERNATIONAL                                   EQUITY SECURITIES IN LORD
NAME OF TRUSTEE              OPPORTUNITIES FUND     LARGE-CAP VALUE FUND        ABBETT-SPONSORED FUNDS
 Robert S. Dow                 Over $100,000            Over $100,000                Over $100,000
 E. Thayer Bigelow               $1-$10,000              $1-$10,000                  Over $100,000
 William H. T. Bush              $1-$10,000              $1-$10,000                  Over $100,000
 Robert B. Calhoun, Jr.          $1-$10,000              $1-$10,000                  Over $100,000
 Julie A. Hill                   $1-$10,000              $1-$10,000                  Over $100,000
 Franklin W. Hobbs               $1-$10,000              $1-$10,000                  Over $100,000
 C. Alan MacDonald               $1-$10,000              $1-$10,000                  Over $100,000
 Thomas J. Neff                  $1-$10,000              $1-$10,000                  Over $100,000


CODE OF ETHICS

The directors, trustees and officers of Lord Abbett-sponsored funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Trust's Code of Ethics which complies, in substance, with Rule 17j-1 of the Act and each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code of Ethics requires, with limited exceptions, that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security seven days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code of Ethics imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of the Advisory Group.

PROXY VOTING

The Funds have delegated proxy voting responsibilities to the Funds' investment adviser, Lord Abbett, subject to the Proxy Committee's general oversight. Lord Abbett has adopted its own proxy voting policies and procedures for this purpose. A copy of Lord Abbett's proxy voting policies and procedures is attached as Appendix B.


In addition, the Funds are required to file Form N-PX, with its complete proxy voting record for the twelve months ending June 30th, no later than August 31st of each year. The Funds' Form N-PX filing is available on the SEC's website at www.sec.gov. Each Fund has also made this information available, without charge, on Lord Abbett's website at www.LordAbbett.com.


                                       4.
               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

                                 (TO BE UPDATED)

As of February 2, 2005, our officers and trustees, as a group, owned less than one percent of the outstanding Class Y shares of the Alpha Strategy Fund, International Opportunities Fund, International Core Equity Fund, and Large-Cap Value Fund, and owned 7.70% of All Value Fund's Class Y shares.

As of February 2, 2004, to the best of our knowledge, the following shareholders owned more than 5% of each Fund's outstanding Class Y shares:


ALL VALUE FUND - CLASS Y SHARES

Lord Abbett Profit Sharing Plan                               48.76%
Richard Larsen
90 Hudson St.
Jersey City, NJ

ALPHA STRATEGY FUND - CLASS Y SHARES

Lord Abbett Profit Sharing Plan                                9.66%
Eric H. Gaugler
5941 48th Ave.
Woodside, NY 11377

Lord Abbett Profit Sharing Plan                                9.67%
Christopher J. Towle
90 Hudson St.
Jersey City, NJ

Lord Abbett Profit Sharing Plan                                6.82%
Stephen I. Allen
267 Woodland Ave.
Westfield, NJ 07090

Lord Abbett Profit Sharing Plan                               11.83%
Andrew O'Brien
90 Hudson St.
Jersey City, NJ

Lord Abbett Profit Sharing Plan                                7.11%
Barry Motz
90 Hudson St.
Jersey City, NJ

Lord Abbett Profit Sharing Plan                                8.57%
Ceferino Enriquez
90 Hudson St.
Jersey City, NJ

INTERNATIONAL CORE EQUITY CLASS Y SHARES
University of Arizona Foundation                              19.60%
Univ. Of Arizona Restricted Fund
1111 N. Cherry Ave.
Tucson, AZ 85721

Lord Abbett Profit Sharing Plan                                6.47%
Robert M. Hickey
90 Hudson St.
Jersey City, NJ

Lord Abbett Profit Sharing Plan                                5.45%
Robert Weldon
8102 Pond Shadow Ln.
Tampa, FL 33635

INTERNATIONAL OPPORTUNITIES FUND CLASS Y SHARES
Lord Abbett Balanced Series                                   97.60%
Attn: Bernie Grzelak
90 Hudson St.
Jersey City, NJ 07302

LARGE CAP VALUE FUND CLASS Y SHARES
Wells Fargo Bank NA FBO                                       85.32%
U of A FDN
PO Box 1533
Minneapolis, MN 55480


Shareholders owning 25% or more of outstanding shares may be in control and may be able to affect the outcome of certain matters presented for a vote of shareholders. As of February 2, 2006 to the best of our knowledge, the following record holders held 25% or more of a Fund's outstanding shares:



Edward Jones & Co.                  All Value Fund                      42.32%
Shareholder Accounting              Alpha Strategy Fund                 25.65%
201 Progress Pkwy                   International Core Equity           34.41%
Maryland Hts, MO

Wells Fargo Bank NA FBO             Large-Cap Value Fund                39.69%
U of A FDN - Mutual Fund
PO Box 1533
Minneapolis, MN


                                       5.
                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER


As described under "Management" in the Prospectus, Lord Abbett is the Funds' investment adviser. The following partners of Lord Abbett are also officers of the Funds: Joan A. Binstock, John J. DiChiaro, Sholom Dinsky, Lesley-Jane Dixon, Robert P. Fetch, Daniel H. Frascarelli, Howard E. Hansen, Lawrence H. Kaplan, Robert G. Morris, A. Edward Oberhaus, III, F. Thomas O'Halloran, and Eli M. Salzmann. Robert S. Dow is the managing partner of Lord Abbett and an officer and Trustee of the Funds. The other partners of Lord Abbett are: Michael Brooks, Zane E. Brown, Patrick Browne, Milton Ezrati, Kevin P. Ferguson, Daria L. Foster, Robert I. Gerber, Michael S. Goldstein, Michael A. Grant, Gerard Heffernan, Charles Hofer, W. Thomas Hudson, Cinda Hughes, Ellen G. Itskovitz, Richard Larsen, Jerald Lanzotti, Robert A. Lee, Maren Lindstrom, Gregory M. Macosko, Thomas Malone, Charles Massare, Jr., Paul McNamara, Robert J. Noelke,
R. Mark Pennington, Walter Prahl, Michael Radziemski, Douglas B. Sieg, Richard Sieling, Michael T. Smith, Richard Smola, Jarrod Sohosky, Diane Tornejal, Christopher J. Towle, Edward von der Linde, and Marion Zapolin. The address of each partner is 90 Hudson Street, Jersey City, NJ 07302-3973.


Under the Management Agreement between Lord Abbett and the Trust, each Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month. These fees are allocated among the separate classes based on each Fund's average daily net assets. The annual rates for each Fund are as follows:

   -    For International Opportunities Fund, at an annual rate of .75 of 1%.


   - For allocating the Alpha Strategy Fund's assets among the underlying funds, at an annual rate of .10 of 1%.


   -    For All Value Fund the fee is calculated at the following annual rates:
           .75 of 1% on the first $200 million of average daily net assets, .65 of 1% on the next $300 million, .50 of 1% of the Fund's assets over $500 million.

   - For International Core Equity Fund the fee is calculated at the following annual rates:

           .75 of 1% on the first $1 billion of average daily net assets, .70 of 1% on the next $1 billion of average daily net assets, and .65 of 1% on average daily net assets over $2 billion.

   - For Large-Cap Value Fund the fee is calculated at the following annual rates:
           .40 of 1% of the first $2 billion in assets, .375 of 1% on the next $3 billion, and .35 of 1% of assets over $5 billion.


                                 MANAGEMENT FEES



         FUND                             2005               2004               2003
-------------------------------------------------------------------------------------------
All Value Fund                       $  12,491,562       $  7,794,331       $  3,191,937
Alpha Strategy Fund*                 $     152,487       $    327,809       $    573,839
International Core Equity Fund       $   1,266,749       $    288,617**              N/A
International Opportunities Fund     $   1,362,389       $  1,151,880       $    845,895
Large-Cap Value Fund                 $     118,027       $     39,896       $      2,566***



* For the fiscal years ended October 31, 2005, 2004, and 2003, Lord Abbett has waived all of its management fees for Alpha Strategy Fund. For the fiscal year ending October 31, 2006, Lord Abbett has contractually waived its management fee for Alpha Strategy Fund.

** For the period December 15, 2003 (commencement of investment operations) to October 31, 2004, the management fee amounted to $288,617 for the International Core Equity Fund.

*** For the period June 23, 2003 (commencement of investment operations) to October 31, 2003, the management fee amounted $2,566.

For the fiscal year ending October 31, 2006, Lord Abbett has contractually agreed to reimburse a portion of the International Core Equity Fund's expenses so that the Fund's Total Annual Operating Expenses do not exceed an aggregate annual rate of 1.75% of average daily net assets for Class A shares, 2.40% of average daily net assets for Class B and C shares, and 1.85% of average daily net assets for Class P shares. For the fiscal year ending October 31, 2006, Lord Abbett has contractually agreed to reimburse a portion of the Large-Cap Value Fund's expenses so that the Fund's Total Annual Operating Expenses do not exceed an aggregate annual rate of 0.95% of average daily net assets for Class A shares, 1.60% of average daily net assets for Class B and C shares, and 1.05% of average daily net assets for Class P shares.

Each Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside directors'/trustees' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses and shareholder reports to existing shareholders, insurance premiums, and other expenses connected with executing portfolio transactions.


INVESTMENT MANAGERS

As stated in the Prospectus, Lord Abbett uses a team of investment managers and analysts acting together to manage the investments of each Fund.

Robert P. Fetch and Howard E. Hansen head the All Value Fund team and are primarily and jointly responsible for the day-to-day management of the Fund.

The Lord Abbett Asset Allocation Committee oversees and reviews the allocation and investment of the Alpha Strategy Fund's assets in the underlying funds. The Asset Allocation Committee consists of Robert G. Morris, Robert I. Gerber, Christopher J. Towle, and Harold E. Sharon. Messrs Morris, Gerber, Towle, and Sharon are primarily and jointly responsible for the day-to-day management of the Fund.

Harold E. Sharon and Vincent McBride head the International Core Equity Fund team and the other senior members are Yarek Aranowicz and Todor Petrov. Messrs Sharon and McBride are primarily and jointly responsible for the day-to-day management of the Fund.

Todd D. Jacobson heads the International Opportunities Fund team and is primarily responsible for the day-to-day management of the Fund.

Eli M. Salzmann and Sholom Dinsky head the Large-Cap Value Fund team and the other senior member is Kenneth G. Fuller. Messrs Salzmann, Dinsky, and Fuller are primarily and jointly responsible for the day-to-day management of the Fund.

The following table indicates for each Fund as of October 31, 2005: (1) the number of other accounts managed by each investment manager who is primarily and/or jointly responsible for the day-to-day management of that Fund within certain categories of investment vehicles; and (2) the total assets in such accounts managed within each category. For each of the categories a footnote to the table also provides the number of accounts and the total assets in the accounts with respect to which the management fee is based on the performance of the account. Included in the Registered Investment Companies or mutual funds category are those U.S. registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies. The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles. Lord Abbett does not manage any hedge funds. The Other Accounts category encompasses Retirement and Benefit Plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by Financial Intermediaries unaffiliated with Lord Abbett. (The data shown below are approximate.)



                                                          OTHER ACCOUNTS MANAGED (# AND TOTAL ASSETS IN MILLIONS)*
                                                          --------------------------------------------------------
                                                                            OTHER POOLED
                                                  REGISTERED INVESTMENT      INVESTMENT
FUND                       NAME                         COMPANIES             VEHICLES               OTHER ACCOUNTS
----                      -----                         ---------             --------               --------------
All Value Fund            Robert P. Fetch             4 / $ 3,093.5           1 / $ 88.2           1,109* / $ 2,518.7*
                          Howard E. Hansen           12 / $ 13,719.7         2 / $ 147.3          5,587** / $ 3,461.3**

Alpha Strategy Fund       Robert I. Gerber             8 / $1,830.7           0 / $ 0.0            15,138 / $ 5,158.3
                          Robert G. Morris              1 / $ 79.4            0 / $ 0.0                 0 / $ 0.0
                          Harold E. Sharon             5 / $ 456.6           3 / $ 104.2               2 / $ .562
                          Christopher J. Towle       10 / $ 12,248.3        3 / $ 1,195.9           5,515 / $ 2,204.4

International Core Equity
Fund                      Harold E. Sharon             4 / $ 149.0           3 / $ 104.2               2 / $ .562
                          Vincent J. McBride            3 / $ 69.6           3 / $ 104.2               2 / $ .562

International
Opportunities Fund        Todd D. Jacobson              2 / $ 15.2            0 / $ 0.0                 0 / $ 0.0

Large-Cap Value Fund      Eli Salzmann               13 / $ 24,376.4         10 / $ 764.8       52,285*** / $ 18,115.9***
                          Sholom Dinsky              11 / $ 24,291.7         10 / $ 764.8       52,285*** / $ 18,115.9***
                          Kenneth G. Fuller           1 / $ 18,854.7          0 / $ 0.0                 0 / $ 0.0



* Included in the number of accounts and total assets are 2 accounts with respect to which the management fee is based on the performance of the account; such account totals approximately $496.4 million in total assets.
** Included in the number of accounts and total assets is 1 account with respect to which the management fee is based on the performance of the account; such account totals approximately $430.8 million in total assets.
*** Included in the number of accounts and total assets is 1 account with respect to which the management fee is based on the performance of the account; such account totals approximately $207.7 million in total assets.

Conflicts of interest may arise in connection with the investment managers' management of the investments of the Funds and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Funds and other accounts with similar investment objectives and policies. An investment manager potentially could use information concerning a Fund's transactions to the advantage of other accounts and to the detriment of that Fund. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett's Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett's clients including the Funds. Moreover, Lord Abbett's Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment managers' management of the investments of the Funds and the investments of the other accounts referenced in the table above.


COMPENSATION OF INVESTMENT MANAGERS


Lord Abbett compensates its investment managers on the basis of salary, bonus and profit sharing plan contributions. The level of compensation takes into account the investment manager's experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors. These factors include the investment manager's investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns, and similar factors. Investment results are evaluated based on an assessment of the investment manager's three- and five-year investment returns on a pre-tax basis vs. both the appropriate style benchmarks and the appropriate peer group rankings. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the investment manager's assets under management, the revenues generated by those assets, or the profitability of the investment manager's unit. Lord Abbett does not manage hedge funds. Lord Abbett may designate a bonus payment of a manager for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan's earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses investment managers on the impact their fund's performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to an investment manager's profit-sharing account are based on a percentage of the investment manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

HOLDINGS OF INVESTMENT MANAGERS

The following table indicates for each Fund the dollar range of shares beneficially owned by each investment manager who is primarily and/or jointly responsible for the day-to-day management of that Fund, as of October 31, 2005. This table includes the value of shares beneficially owned by such investment managers through 401(k) plans and certain other plans or accounts, if any.



                                                         DOLLAR RANGE OF SHARES IN THE FUND
                                           ---------------------------------------------------------------
                                                      $1-      $10,001-  $50,001-    $100,001-  $500,001-      OVER
FUND                 NAME                  NONE     $10,000    $50,000   $100,000    $500,000   $1,000,000  $1,000,000
----                 ----                  ----     -------   ---------  ---------  ----------  ----------  ----------
All Value Fund       Robert P. Fetch                                         X
                     Howard E. Hansen                                                   X

Alpha Strategy       Robert I. Gerber         X
Fund                 Robert G. Morris                                                                           X
                     Harold E. Sharon         X
                     Christopher J. Towle                         X

International Core
Equity Fund          Vincent J. McBride                                                 X
                     Harold E. Sharon                                                   X

International
Opportunities Fund   Todd D. Jacobson                                        X

Large-Cap Value      Eli Salzmann             X
Fund                 Eli Salzmann*                               X*
                     Sholom Dinsky            X
                     Sholom Dinsky*                              X*
                     Kenneth G. Fuller        X
                     Kenneth G. Fuller*                          X*



  * These holdings are as of January 11, 2006.


ADMINISTRATIVE SERVICES

Pursuant to an Administrative Services Agreement with the Funds, Lord Abbett provides certain administrative services not involving the provision of investment advice to each Fund. Under the Agreement, each Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month, at an annual rate of .04 of 1%. This fee is allocated among the classes of shares of each Fund based on average daily net assets.


The administrative services fees paid to Lord Abbett for the Funds for the fiscal years ended October 31 are as follows:



             FUND                    2005           2004           2003
-------------------------------------------------------------------------------
        All Value Fund           $    923,319    $  547,546    $   159,477
     Alpha Strategy Fund*                 N/A    $   16,808    $   38,788
   International Core Equity
             Fund                $     67,560    $   15,393**          N/A
 International Opportunities     $     72,661    $   61,434    $    38,429
             Fund
     Large-Cap Value Fund        $     11,803    $    3,990    $       257***



*Effective 3/1/04, the Fund is no longer charged the fund administration fee. **For the period 12/15/03 (commencement of investment operations) to 10/31/04. ***For the period 6/23/03 (commencement of investment operations) to 10/31/03.

PRINCIPAL UNDERWRITER


Lord Abbett Distributor LLC, a New York limited liability company and a subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for each Fund.

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO 64105, is each Fund's custodian. The custodian pays for and collects proceeds of securities bought and sold by the Funds and attends to the collection of principal and income. The custodian may appoint domestic and foreign sub-custodians from time to time to hold certain securities purchased by a Fund in foreign countries and to hold cash and currencies for each Fund. In accordance with the requirements of Rule 17f-5, the Board has approved arrangements permitting each Fund's foreign assets not held by the custodian or its foreign branches to be held by certain qualified foreign banks and depositories. In addition, State Street Bank and Trust Company performs certain accounting and recordkeeping functions relating to portfolio transactions and calculates each Fund's net asset value.

TRANSFER AGENT

DST Systems, Inc. 210 W. 10th St.., Kansas City, MO, 64106, acts as the transfer agent and dividend disbursing agent for each Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, Two World Financial Center, New York, NY, 10281, is the Independent Registered Public Accounting Firm of the Funds and must be approved at least annually by the Funds' Board to continue in such capacity. Deloitte & Touche LLP performs audit services for the Funds, including the examination of financial statements included in the Funds' Annual Report to Shareholders.

                                       6.
                    BROKERAGE ALLOCATIONS AND OTHER PRACTICES



The Funds' policy is to obtain best execution on all portfolio transactions, which means that they seek to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, the Funds generally pay, as described below, a higher commission than some brokers might charge on the same transaction. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, the Funds, if considered advantageous, may make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are employees of Lord Abbett. These traders also do the trading for other accounts -- investment companies and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

In transactions on stock exchanges on the United States, commissions are negotiated, whereas on many foreign stock exchanges commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Purchases from underwriters of newly-issued securities for inclusion in the Funds' portfolio usually will include a concession paid to the underwriter by the issuer, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, with the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market-proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

While neither Lord Abbett nor the Funds obtain third party research services from brokers executing portfolio transactions for the Funds, some of these brokers may provide proprietary research services, at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Funds. Conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Funds, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. Lord Abbett cannot allocate research services received from brokers to any particular account, are not a substitute for Lord Abbett's services but are supplemental to its own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of proprietary research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be increased if it attempted to generate such additional information through its own staff.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.

Lord Abbett seeks to combine or "batch" purchases or sales of a particular security placed at the same time for similarly situated accounts, including the Funds, to facilitate "best execution" and to reduce other transaction costs, if relevant. Each account that participates in a particular batched order, including the Funds, will do so at the average share price for all transactions related to that order in that security on that business day. Lord Abbett generally allocates securities purchased or sold in a batched transaction among participating accounts in proportion to the size of the order placed for each account (i.e., pro-rata). Lord Abbett, however, may increase or decrease the amount of securities allocated to one or more accounts if necessary to avoid holding odd-lot or small numbers of shares in a client account. In addition, if Lord Abbett is unable to execute fully a batched transaction and determines that it would be impractical to allocate a small number of securities on a pro-rata basis among the participating accounts, Lord Abbett allocates the securities in a manner it determines to be fair to all accounts over time.


For the following fiscal years the Funds paid total brokerage commissions on transactions of securities to independent broker-dealers as follows:



          FUND                             2005           2004           2003
All Value Fund                         $  2,703,781    $ 1,947,188    $  1,092,823
Alpha Strategy Fund*                            N/A            N/A             N/A
International Core Equity
Fund                                   $  1,555,512    $   577,586**           N/A
International Opportunities            $    781,220    $   622,064    $    435,328
Fund
Large-Cap Value                        $     25,997    $    16,333    $      3,637***



*The Alpha Strategy Fund did not pay any commissions.
**For the period 12/15/03 (commencement of operations) to 10/31/04.
***For the period 6/23/03 (commencement of investment operations) to 10/31/03.


                                       7.
                                CLASSES OF SHARES

Each Fund offers different classes of shares to eligible purchasers. Only Class Y shares of each Fund are offered in this SAI. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.


All classes of shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Additional classes, series, or funds may be added in the future. The Act requires that where more than one class, series, or fund exists, each class, series, or fund must be preferred over all other classes, series, or funds in respect of assets specifically allocated to such class, series, or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class, series, or fund in the matter are substantially identical or the matter does not affect any interest of such class, series, or fund. However, the Rule exempts the selection of independent registered public accounting firms, the approval of a contract with a principal underwriter and the election of trustees from the separate voting requirements.

The Trust does not hold meetings of shareholders unless one or more matters are required to be acted on by shareholders under the Act. Under the Trust's Declaration and Agreement of Trust ("Declaration"), shareholder meetings may be called at any time by certain officers of the Trust or by a majority of the Trustees (i) for the purpose of taking action upon any matter requiring the vote or authority of each Fund's shareholders or upon other matters deemed to be necessary or desirable or (ii) upon the written request of the holders of at least one-quarter of each Fund's outstanding shares and entitled to vote at the meeting.

SHAREHOLDER LIABILITY. Delaware law provides that the Trust's shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private for profit corporations. The courts of some states, however, may decline to apply Delaware law on this point. The Declaration contains an express disclaimer of shareholder liability for the acts, obligations, or affairs of the Trust and requires that a disclaimer be given in each contract entered into or executed by the Trust. The Declaration provides for indemnification out of the Trust's property of any shareholder or former shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. Lord Abbett believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.

Under the Declaration, the Trustees may, without shareholder vote, cause the Trust to merge or consolidate into, or sell and convey all or substantially all of, the assets of the Trust to one or more trusts, partnerships or corporations, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Trust's registration statement. In addition, the Trustees may, without shareholder vote, cause the Trust to be incorporated under Delaware law.

Derivative actions on behalf of the Trust may be brought only by shareholders owning not less than 50% of the then outstanding shares of the Trust.

                                       8.
            PURCHASES, REDEMPTIONS, PRICING, AND PAYMENTS TO DEALERS

Information concerning how we value Fund shares is contained in the Prospectus under "Purchases" and "Redemptions."

The Funds' Board has adopted policies and procedures that are designed to prevent or stop excessive trading and market timing. Please see the Prospectuses under "Purchases."

Under normal circumstances we calculate a Fund's net asset value as of the close of the NYSE on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Portfolio securities are valued at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange, or on the NASDAQ National Market System are valued at the last sale price, or, if there is no sale on that day, at the last bid, or, in the case of bonds, in the over-the-counter market if that market more accurately reflects the market value of the bonds. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the last bid and asked prices. Over-the-counter fixed income securities are valued at prices supplied by independent pricing services, which reflect broker-dealer-supplied valuations and electronic data processing techniques reflecting the mean between the bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board as described in the Prospectus.

All assets and liabilities expressed in foreign currencies will be converted into United States dollars at the exchange rates of such currencies against United States dollars provided by an independent pricing service at the close of regular trading on the London Stock Exchange. If such exchange rates are not available, the rate of exchange will be determined in accordance with the policies established by the Board.

The net asset value per share for the Class Y shares will be determined by taking the net assets and dividing by the number of Class Y shares outstanding. Our Class Y shares will be offered at net asset value.

CLASS Y SHARE EXCHANGES. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your Class Y shares for Class Y shares of any Lord Abbett-sponsored funds currently offering Class Y shares to the public. You should read the prospectus of the other funds before exchanging. In establishing a new account by exchange, shares of the fund being exchanged must have a value equal to at least the minimum initial investment required for the other funds into which the exchange is made. We reserve the right to reject or restrict any purchase order or exchange request if a Fund or Lord Abbett Distributor determines that it is in the best interest of the Fund and its shareholders. Each Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or otherwise by Lord Abbett Distributor or a Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.


The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission ("SEC") deems an emergency to exist.

The Board may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 60 days' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

PURCHASES THROUGH FINANCIAL INTERMEDIARIES. Each Fund and/or Lord Abbett Distributor has authorized one or more agents to receive on its behalf purchase and redemption orders. Such agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of a Fund or Lord Abbett Distributor. Each Fund will be deemed to have received a purchase or redemption order when an authorized agent or, if applicable, an agent's authorized designee, receives the order. A Financial Intermediary may charge transaction fees on the purchase and/or sale of Fund shares.

REVENUE SHARING AND OTHER PAYMENTS TO DEALERS AND FINANCIAL INTERMEDIARIES.
As described in each Fund's prospectus, Lord Abbett or Lord Abbett Distributor, in its sole discretion, at its own expense and without cost to the Fund or shareholders, also may make payments to dealers and other firms authorized to accept orders for Fund shares (collectively, "Dealers") in connection with marketing and/or distribution support for Dealers, shareholder servicing, entertainment, training and education activities for the Dealers, their investment professionals and/or their clients or potential clients, and/or the purchase of products or services from such Dealers. Some of these payments may be referred to as revenue sharing payments. As of the date of this statement of additional information, the Dealers to whom Lord Abbett or Lord Abbett Distributor makes revenue sharing payments (not including payments for entertainment, and training and education activities for the Dealers, their investment professionals and/or their clients or potential clients) were as follows:


    Allstate Life Insurance Company
    Allstate Life Insurance Company of New York
    A.G. Edwards & Sons, Inc.
    B.C. Ziegler and Company
    Bodell Overcash Anderson & Co., Inc.
    Cadaret, Grant & Co., Inc.
    Citigroup Global Markets, Inc.
    Edward D. Jones & Co.
    Family Investors Company
    James I. Black & Co.
    Linsco/Private Ledger Corp.
    Mass Mutual Life Investors Services, Inc.
    McDonald Investments Inc.
    Merrill Lynch, Pierce, Fenner & Smith Incorporated
    (and/or certain of its affiliates)
    Metlife Securities, Inc.
    Morgan Stanley DW, Inc.
    National Financial Partners
    Phoenix Life and Annuity Co.
    Piper Jaffrey & Co.
    Protective Life Insurance Company
    Prudential Investment Management Services LLC
    RBC Dain Rauscher
    Raymond James & Associates, Inc.
    Raymond James Financial Services, Inc.
    Sun Life Assurance Company of Canada
    The Travelers Insurance Company
    The Travelers Life and Annuity Company
    UBS Financial Services Inc.
    Wachovia Securities, LLC

For more specific information about any revenue sharing payments made to your Dealer, investors should contact their investment professionals.

REDEMPTIONS IN KIND. Under circumstances in which it is deemed detrimental to the best interests of each Fund's shareholders to make redemption payments wholly in cash, each Fund may pay any portion of a redemption in excess of the lesser of $250,000 or 1% of a Fund's net assets by a distribution in kind of readily marketable securities in lieu of cash. Each Fund presently has no intention to make redemptions in kind under normal circumstances, unless specifically requested by a shareholder.

                                       9.
                              TAXATION OF THE FUNDS

Each Fund has elected, has qualified, and intends to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986 (the "Code"). Because each Fund is treated as a separate entity for federal income tax purposes, the status of each Fund as a regulated investment company is determined separately by the Internal Revenue Service. If a Fund qualifies as a regulated investment company, the Fund will not be liable for U.S. federal income taxes on income and capital gains that the Fund timely distributes to its shareholders. If in any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates and when such income is distributed, such distributions will be further taxed at the shareholder level. Assuming a Fund does qualify as a regulated investment company, it will be subject to a 4% non-deductible excise tax on certain amounts that are not distributed or treated as having been distributed on a timely basis each calendar year. Each Fund intends to distribute to its shareholders each year an amount adequate to avoid the imposition of this excise tax.

Each Fund intends to declare and pay as dividends each year substantially all of its net income from investments. Dividends paid by a Fund from its ordinary income or net realized short-term capital gains are taxable to you as ordinary income; however, certain qualified dividend income that a Fund receives and distributes to you is subject to a reduced tax rate of 15% (5% if you are in the 10% or 15% tax brackets) if you meet the general requirement of having held your Fund shares for more than 60 days, and you satisfy certain other requirements.

Dividends paid by a Fund from its net realized long-term capital gains are taxable to you as long-term capital gains, regardless of the length of time you have owned Fund shares. The maximum federal income tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are currently (i) the same as ordinary income tax rates for capital assets held for one year or less, and (ii) 15% (5% for taxpayers in the 10% or 15% tax brackets) for capital assets held for more than one year. You should also be aware that the benefits of the long-term capital gains and qualified dividend rates may be reduced if you are subject to the alternative minimum tax. Capital gains recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations. All dividends are taxable regardless of whether they are received in cash or reinvested in Fund shares.

A Fund's net capital losses for any year cannot be passed through to you but can be carried forward for a period of years to offset the Fund's capital gains in those years. To the extent capital gains are offset by such losses, they do not result in tax liability to a Fund and are not expected to be distributed to you as long-term capital gains dividends.

Dividends paid by a Fund to corporate shareholders may qualify for the dividends received deduction to the extent they are derived from dividends paid to the Fund by domestic corporations. If you are a corporation, you must have held your Fund shares for more than 45 days to qualify for the dividends received deduction. The dividends received deduction may be limited if you incur indebtedness to acquire Fund shares, and may result in reduction to the basis of your shares in a Fund if the dividend constitutes an extraordinary dividend at the Fund level.

Distributions paid by a Fund that do not constitute dividends because they exceed the Fund's current and accumulated earnings and profits will be treated as a return of capital and reduce the tax basis of your Fund shares. To the extent that such distributions exceed the tax basis of your Fund shares, the excess amounts will be treated as gains from the sale of the shares.

Ordinarily, you are required to take distributions by a Fund into account in the year in which they are made. A distribution declared in October, November, or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed paid by a Fund and received by you on December 31 of that calendar year if the distribution is paid by the Fund in January of the following year. Each Fund will send you annual information concerning the tax treatment of dividends and other distributions paid to you by the Fund.

At the time of your purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or to undistributed taxable income of the Fund. Consequently, subsequent distributions by a Fund with respect to these shares from such appreciation or income may be taxable to you even if the net asset value of your shares is, as a result of the distributions, reduced below your cost for such shares and the distributions economically represent a return of a portion of your investment.

In general, if Fund shares are sold, you will recognize gain or loss equal to the difference between the amount realized on the sale and your adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. However, if your holding period in your Fund shares is six months or less, any capital loss realized from a sale, exchange, or redemption of such shares must be treated as long-term capital loss to the extent of dividends classified as "capital gain dividends" received with respect to such shares. Losses on the sale of Fund shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, you acquire shares that are substantially identical.

If your Fund shares are redeemed by a distribution of securities, you will be taxed as if you had received cash equal to the fair market value of the securities. Consequently, you will have a fair market value basis in the securities.

Under Treasury regulations, if you are an individual and recognize a loss with respect to Fund shares of $2 million or more (if you are a corporation, $10 million or more) in any single taxable year (or greater amounts over a combination of years), you may be required to file a disclosure statement with the Internal Revenue Service.

Certain investment practices that a Fund may utilize, such as investing in options, futures, forward contracts, short sales, foreign currency, or foreign entities classified as "passive foreign investment companies" for U.S. tax purposes, may affect the amount, character, and timing of the recognition of gains and losses by the Fund. Such transactions may in turn affect the amount and character of Fund distributions to you.

A Fund may in some cases be subject to foreign withholding taxes, which would reduce the yield on its investments. You may be eligible to claim federal income tax credits or deductions for foreign income taxes paid by the International Core Equity Fund or the International Opportunities Fund if more than 50 percent of the value of the Fund's total assets at the close of the tax year consists of stock or securities in foreign corporations, the Fund has distributed at least 90 percent of its investment company taxable income and net tax-exempt interest, and the Fund makes an election to pass through to you the right to take the credit or deduction for foreign taxes (not in excess of the actual tax liability). If the Fund makes such an election, you will be required to include such taxes in your gross income (in addition to dividends and distributions you actually receive), treat such taxes as foreign taxes paid by you, and may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code. However, if you do not itemize deductions for federal income tax purposes, you will not be able to deduct your pro rata portion of qualified foreign taxes paid by the Fund, although you will be required to include your share of such taxes in gross income if the Fund makes the election described above but you will still be able to claim a tax credit. Solely for purposes of determining the amount of federal income tax credits or deductions for foreign income taxes paid, your distributive share of the foreign taxes paid by the Fund plus the portion of any dividends the Fund pays to you that are derived from foreign sources will be treated as income from foreign sources in your hands. Generally, however, distributions derived from the Fund's long-term and short-term capital gains will not be treated as income from foreign sources. If an election is made, the Fund will send an annual written notice to you indicating the amount that you may treat as the proportionate share of foreign taxes paid and income derived from foreign sources.

You may be subject to a 28% withholding tax on reportable dividends, capital gain distributions, and redemptions ("backup withholding"). Generally, you will be subject to backup withholding if a Fund does not have your certified taxpayer identification number on file, or, to the Fund's knowledge, the number that you have provided is incorrect or backup withholding is applicable as a result of your previous underreporting of interest or dividend income. When establishing an account, you must certify under penalties of perjury that your taxpayer identification number is correct and that you are not otherwise subject to backup withholding.

The tax rules of the various states of the United States and their local jurisdictions with respect to distributions from a Fund can differ from the U.S. federal income tax rules described above. Many states allow you to exclude from your state taxable income the percentage of dividends derived from certain federal obligations, including interest on some federal agency obligations. Certain states, however, may require that a specific percentage of a Fund's income be derived from federal obligations before such dividends may be excluded from state taxable income. A Fund may invest some or all of its assets in such federal obligations. Each Fund intends to provide to you on an annual basis information to permit you to determine whether Fund dividends derived from interest on federal obligations may be excluded from state taxable income.

If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply and you should consult your tax adviser for detailed information about the tax consequences to you of owning Fund shares.

The foregoing discussion addresses only the U.S. federal income tax consequences applicable to U.S. persons (generally, U.S. citizens or residents (including certain former citizens and former long-term residents), domestic corporations or domestic entities taxed as corporations for U.S. tax purposes, estates the income of which is subject to U.S. federal income taxation regardless of its source, and trusts if a court within the United States is able to exercise primary supervision over their administration and at least one U.S. person has the authority to control all substantial decisions of the trusts). The treatment of the owner of an interest in an entity that is a pass-through entity for U.S. tax purposes (e.g., partnerships and disregarded entities) and that owns Fund shares will generally depend upon the status of the owner and the activities of the pass-through entity. If you are not a U.S. person or are the owner of an interest in a pass-through entity that owns Fund shares, you should consult your tax adviser regarding the U.S. and foreign tax consequences of the ownership of Fund shares, including the applicable rate of U.S. withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of U.S. gift and estate taxes.

Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, exchange, or redemption of your Fund shares.

                                       10.
                                   UNDERWRITER

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for the Funds. The Trust has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of each Fund, and to make reasonable efforts to sell Fund shares, on a continuous basis, so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

                                       11.
                                   PERFORMANCE

Each Fund computes the average annual compounded rates of total return during specified periods (i) before taxes, (ii) after taxes on Fund distributions, and
(iii) after taxes on Fund distributions and redemption (or sale) of Fund shares at the end of the measurement period. Each Fund equates the initial amount invested to the ending (redeemable) value of such investment by adding one to the computed average annual total return, expressed as a percentage, (i) before taxes, (ii) after taxes on Fund distributions, and (iii) after taxes on Fund distributions and redemption of Fund shares at the end of the measurement period, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all distributions (i) without the effect of taxes, (ii) less taxes due on such Fund distributions, and (iii) less taxes due on such Fund distributions and redemption of Fund shares, on the reinvestment dates at prices calculated as stated in the Prospectus. The ending (redeemable) value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation and, in the case of after taxes on Fund distributions and redemption of Fund shares, includes subtracting capital gains taxes resulting from the redemption and adjustments to take into account the tax benefit from any capital losses that may have resulted from the redemption.

In calculating total returns for Class Y shares no sales charge is deducted from the initial investment and the total return is shown at net asset value.

Using the computation methods described above, the following table indicates the average annual compounded rates of total return on an initial investment of one thousand dollars as of October 31, 2005, for each Fund, for one, five, and ten-years, or the life of Fund, where applicable. The after-tax returns were calculated using the highest applicable individual federal marginal tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distribution (e.g., the ordinary income rate for ordinary income distributions, the short-term capital gain rate for short-term capital gains distributions, and the long-term capital gain rate for long-term capital gains distributions). The tax rates may vary over the measurement period. Certain qualified dividends received by each Fund and distributed to you, will be subject to a reduced tax rate and not the ordinary tax rate. Potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) were disregarded, as were the effect of phaseouts of certain exemptions, deductions and credits at various income levels, and the impact of the federal alternative minimum income tax. The after-tax returns for the other classes of shares not shown in the table will vary from those shown. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. A Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.



                                          1 YEAR       5 YEARS     LIFE OF FUND
ALL VALUE FUND
Class Y Shares
    Before Taxes                              10.61%            -        20.07%  (3/31/03)
Class Y Shares After
    Taxes on Distributions                    10.14%            -        19.76%  (3/31/03)
Class Y Shares After Taxes on
    Distributions and Sales of
    Fund Shares                                7.09%            -        17.27%  (3/31/03)

ALPHA STRATEGY FUND
Class Y Shares
  Before Taxes                                20.91%            -        22.71% (10/19/04)
Class Y Shares After
   Taxes on Distributions                     20.52%            -        22.33% (10/19/04)
Class Y Shares After Taxes on
   Distributions and Sales of
   Fund Shares                                13.56%            -        19.07% (10/19/04)

INTERNATIONAL OPPORTUNITIES FUND
Class Y Shares
  Before Taxes                                25.06%        -2.77%        2.47% (12/30/97)
Class Y Shares After
    Taxes on Distributions                    25.03%        -3.02%        1.93% (12/30/97)
Class Y Shares After Taxes on
    Distributions and Sales of
    Fund Shares                               16.28%        -2.49%        1.78% (12/30/97)

INTERNATIONAL CORE EQUITY FUND
Class Y Shares
   Before Taxes                               19.23%            -        11.82% (12/31/03)
Class Y Shares After
    Taxes on Distributions                    19.13%            -        11.77% (12/31/03)
Class Y Shares After Taxes on
    Distributions and Sales of

    Fund Shares                               12.49%            -        10.08% (12/31/03)
LARGE CAP VALUE FUND
Class Y Shares
   Before Taxes                                7.58%            -        11.79% (06/30/03)
Class Y Shares After
    Taxes on Distributions                     6.80%            -        11.32% (06/30/03)
Class Y Shares After Taxes on
    Distributions and Sales of
    Fund Shares                                5.04%            -         9.87% (06/30/03)


These figures represent past performance, and an investor should be aware that the investment return and principal value of an investment in a Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that past performance will be repeated in the future.

Each Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports, or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. Each Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature. In addition, each Fund may from time to time advertise or describe in sales literature its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and/or investments for which reliable performance information is available.

                                       12.
                              FINANCIAL STATEMENTS


The financial statements incorporated herein by reference from the Lord Abbett Securities Trust- All Value Fund, Alpha Strategy Fund, International Opportunities Fund, Large-Cap Value Fund and International Core Equity Fund's 2005 Annual Report to Shareholders have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and has been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                                   APPENDIX A

                      FUND PORTFOLIO INFORMATION RECIPIENTS

The following is a list of the third parties that may receive portfolio holdings or related information under the circumstances described above under Investment Policies - Policies and Procedures Governing Disclosure of Portfolio Holdings:


                                                  PORTFOLIO HOLDINGS       PORTFOLIO COMMENTARIES,
                                                  (ITEM #1)*               FACT SHEETS, PERFORMANCE
                                                                           ATTRIBUTION INFORMATION
                                                                           (ITEM #2)*
ABN-AMRO Asset Management                                                             Monthly
ADP Retirement Services                                                               Monthly
AG Edwards                                                                            Monthly
AIG SunAmerica                                                                        Monthly
Allstate Life Insurance Company                                                       Monthly
Alpha Investment Consulting Group LLC                                                 Monthly
American Express Retirement Services                                                  Monthly
American United Life Insurance Company                                                Monthly
AMG                                                                                   Monthly
Amivest Capital Management                                                            Monthly
Amvescap Retirement                                                                   Monthly
AON Consulting                                                                        Monthly
Arnerich Massena & Associates, Inc.                      Monthly                      Monthly
Asset Performance Partners                                                            Monthly
Asset Strategies Portfolio Services, Inc.                                             Monthly
AXA Financial Services                                                                Monthly
Bank of America Corporation                                                           Monthly
Bank of New York                                                                      Monthly
Bank of Oklahoma                                                                      Monthly
Bank One                                                                              Monthly
B.C. Zeigler                                                                          Monthly
Becker, Burke Associates                                 Monthly                      Monthly
Bell GlobeMedia Publishing Co.                           Monthly
Bellweather Consulting                                                                Monthly
Berthel Schutter                                         Monthly                      Monthly
BilkeyKatz Investment Consultants                        Monthly
Brown Brothers Harriman                                                               Monthly
Buck Consultants, Inc.                                                                Monthly
Callan Associates Inc.                                   Monthly                      Monthly
Cambridge Associates LLC                                                              Monthly
Cambridge Financial Services                                                          Monthly
Ceridian                                                                              Monthly
Charles Schwab & Co                                                                   Monthly
Chicago Trust Company                                                                 Monthly
CIBC Oppenheimer                                                                      Monthly
CitiStreet Retirement Services                                                        Monthly
Clark Consulting                                                                      Monthly
Columbia Funds                                                                        Monthly
Columbia Management Group                                                             Monthly

                                                  PORTFOLIO HOLDINGS       PORTFOLIO COMMENTARIES,
                                                  (ITEM #1)*               FACT SHEETS, PERFORMANCE
                                                                           ATTRIBUTION INFORMATION
                                                                           (ITEM #2)*
Columbia Trust Company                                                                Monthly
Concord Advisory Group Ltd.                              Monthly                      Monthly
Consulting Services Group, LP                                                         Monthly
Copic Financial                                                                       Monthly
CPI Qualified Plan Consultants                                                        Monthly
CRA RogersCasey                                                                       Monthly
Curcio Webb                                              Monthly                      Monthly
D.A. Davidson                                                                         Monthly
Dahab Assoc.                                                                          Monthly
Daily Access                                                                          Monthly
Defined Contribution Advisors, Inc.                                                   Monthly
Delaware Investment Advisors                                                          Monthly
Deloitte & Touche LLP                                 Semi-Annually
DeMarche Associates, Inc.                                                             Monthly
DiMeo Schneider & Associates                                                          Monthly
Disabato Associates, Inc.                                                             Monthly
Diversified Investment Advisors, Inc.                                                 Monthly
EAI                                                                                   Monthly
Edward Jones                                                                          Monthly
Ennis, Knupp & Associates                                                             Monthly
Federated Investors                                                                   Monthly
Fidelity Investment                                                                   Monthly
Fidelity Investments                                                                  Monthly
Fifth Third Bank                                                                      Monthly
First Mercantile Trust Co.                                                            Monthly
FleetBoston Financial Corp.                                                           Monthly
Franklin Templeton                                                                    Monthly
Freedom One Investment Advisors                                                       Monthly
Frost Bank                                                                            Monthly
Fuji Investment Management Co., Ltd.                                                  Monthly
Fund Evaluation Group, Inc.                                                           Monthly
Goldman Sachs                                                                         Monthly
Great West Life and Annuity Insurance Company                                         Monthly
Greenwich Associates                                                                  Monthly
Guardian Life Insurance                                                               Monthly
Hartford Life Insurance Company                                                       Monthly
Hartland & Co.                                                                        Monthly
Hewitt Financial Services, LLC                                                        Monthly
Hewitt Investment Group                                                               Monthly
Highland Consulting Associates, Inc.                                                  Monthly
Holbien Associates, Inc.                                                              Monthly
Horace Mann Life Insurance Company                                                    Monthly
HSBC                                                                                  Monthly
ICMA Retirement Corp.                                                                 Monthly
ING                                                                                   Monthly
Institutional Shareholder Services, Inc.                 Monthly                      Monthly

                                                  PORTFOLIO HOLDINGS       PORTFOLIO COMMENTARIES,
                                                  (ITEM #1)*               FACT SHEETS, PERFORMANCE
                                                                           ATTRIBUTION INFORMATION
                                                                           (ITEM #2)*
Intuit                                                                                Monthly
INVESCO Retirement Services                                                           Monthly
Invesmart                                                                             Monthly
Investment Consulting Services, LLC                                                   Monthly
Invivia                                                                               Monthly
Irish Life Inter. Managers                               Monthly
Janney Montgomery Scott LLC                                                           Monthly
Jefferson National Life Insurance Company                                             Monthly
Jeffrey Slocum & Associates, Inc.                        Monthly                      Monthly
JP Morgan Consulting                                                                  Monthly
JP Morgan Fleming Asset Management                                                    Monthly
JP Morgan Investment Management                                                       Monthly
Kmotion, Inc.                                            Monthly
LCG Associates, Inc.                                                                  Monthly
Legacy Strategic Asset Mgmt. Co.                                                      Monthly
Legg Mason                                                                            Monthly
Lincoln Financial                                                                     Monthly
LPL Financial Services                                                                Monthly
Manulife Financial                                                                    Monthly
Marco Consulting Group                                                                Monthly
Marquette Associates, Inc.                                                            Monthly
MassMutual Financial Group                                                            Monthly
McDonald                                                                              Monthly
Meketa Investment Group                                                               Monthly
Mellon Employee Benefit Solutions                                                     Monthly
Mellon Human Resources & Investor Solutions                                           Monthly
Mercer HR Services                                                                    Monthly
Mercer Investment Consulting                                                          Monthly
Merrill Corporation                                      Monthly                      Monthly
Merrill Lynch                                                                         Monthly
Merrill Lynch, Pierce, Fenner & Smith, Inc.              Monthly
MetLife                                                                               Monthly
MetLife Investors                                                                     Monthly
MFS Retirement Services, Inc.                                                         Monthly
MFS/Sun Life Financial Distributors, Inc.                                             Monthly
(MFSLF)
Midland National Life                                                                 Monthly
Milliman & Robertson Inc.                                                             Monthly
Minnesota Life Insurance Company                                                      Monthly
ML Benefits & Investment Solutions                                                    Monthly
Monroe Vos Consulting Group, Inc.                                                     Monthly
Morgan Keegan                                                                         Monthly
Morgan Stanley Dean Witter                                                            Monthly
MorganStanley                                                                         Monthly
Morningstar Associates, Inc.                                                          Monthly

                                                  PORTFOLIO HOLDINGS       PORTFOLIO COMMENTARIES,
                                                  (ITEM #1)*               FACT SHEETS, PERFORMANCE
                                                                           ATTRIBUTION INFORMATION
                                                                           (ITEM #2)*
National City Bank                                                                    Monthly
Nationwide Financial                                                                  Monthly
NCCI Holdings, Inc.                                                                   Monthly
New England Pension Consultants                                                       Monthly
New York Life Investment Management                                                   Monthly
Nordstrom Pension Consulting (NPC)                                                    Monthly
NY Life Insurance Company                                                             Monthly
Oxford Associates                                                                     Monthly
Palmer & Cay Investment Services                                                      Monthly
Paul L. Nelson & Associates                                                           Monthly
Peirce Park Group                                                                     Monthly
Pension Consultants, Inc.                                                             Monthly
PFE Group                                                                             Monthly
PFM Group                                                                             Monthly
PFPC, Inc.                                                                            Monthly
Phoenix Life Insurance Company                                                        Monthly
Piper Jaffray/ USBancorp                                                              Monthly
Planco                                                   Monthly
PNC Advisors                                                                          Monthly
Portfolio Evaluations, Inc.                                                           Monthly
Prime, Buchholz & Associates, Inc.                                                    Monthly
Protective Life Corporation                                                           Monthly
Prudential Financial                                                                  Monthly
Prudential Investments                                                                Monthly
Prudential Securities, Inc.                                                           Monthly
Putnam Investments                                                                    Monthly
Quant Consulting                                                                      Monthly
Reuters, Ltd.                                            Monthly                      Monthly
R.V. Kuhns & Associates, Inc.                                                         Monthly
Raymond James Financial                                                               Monthly
RBC Dain Rauscher                                                                     Monthly
Rocaton Investment Advisors, LLC                                                      Monthly
Ron Blue & Co.                                                                        Monthly
Roszel Advisors, LLC (MLIG)                                                           Monthly
Scudder Investments                                                                   Monthly
Segal Advisors                                                                        Monthly
SEI Investment                                                                        Monthly
SG Constellation LLC                                     Monthly                      Monthly
Shields Associates                                                                    Monthly
Smith Barney                                                                          Monthly
Spagnola-Cosack, Inc.                                                                 Monthly
Standard & Poor's                                                                     Monthly
Stanton Group                                                                         Monthly
State Street Bank & Trust Co.                            Monthly                      Monthly
Stearne, Agee & Leach                                                                 Monthly
Stephen's, Inc.                                                                       Monthly

                                                  PORTFOLIO HOLDINGS       PORTFOLIO COMMENTARIES,
                                                  (ITEM #1)*               FACT SHEETS, PERFORMANCE
                                                                           ATTRIBUTION INFORMATION
                                                                           (ITEM #2)*
Stifel Nicolaus                                                                       Monthly
Strategic Advisers, Inc.                                 Monthly
Strategic Investment Solutions                                                        Monthly
Stratford Advisory Group, Inc.                                                        Monthly
Summit Strategies Group                                                               Monthly
Sun Life Financial Distributors, Inc.                                                 Monthly
T. Rowe Price Associates, Inc.                                                        Monthly
TD Asset Management                                                                   Monthly
The 401k Company                                                                      Monthly
The Carmack Group, Inc.                                                               Monthly
The Managers Fund                                                                     Monthly
The Vanguard Group                                                                    Monthly
Towers Perrin                                                                         Monthly
Transamerica Retirement Services                                                      Monthly
Travelers Life & Annuity Company                                                      Monthly
UBS- Prime Consulting Group                                                           Monthly
UMB                                                                                   Monthly
Union Bank of California                                                              Monthly
US Bank                                                                               Monthly
USI Retirement                                                                        Monthly
Valic                                                                                 Monthly
Vanguard                                                                              Monthly
Victory Capital Management                                                            Monthly
Vestek Systems, Inc.                                     Monthly
Wachovia Bank                                                                         Monthly
Watson Wyatt Worldwide                                   Monthly                      Monthly
Welch Hornsby                                                                         Monthly
Wells Fargo                                                                           Monthly
William M. Mercer Consulting Inc.                                                     Monthly
Wilshire Associates Incorporated                                                      Monthly
Wurts & Associates                                       Monthly                      Monthly
Wyatt Investment Consulting, Inc.                                                     Monthly
Yanni Partners                                                                        Monthly


----------

  *This information is or may be provided within 15 days after the end of the period indicated below, unless otherwise noted. Many of the recipients actually receive the information on a quarterly basis, rather than on a monthly basis as noted in the chart.

                                   APPENDIX B
                                                                NOVEMBER 8, 2005

                             LORD, ABBETT & CO. LLC
                      PROXY VOTING POLICIES AND PROCEDURES


                                  INTRODUCTION


         Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process. Lord Abbett's Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Director of Equity Investments, the Firm's Managing Member and its General Counsel. Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team's portfolio is voted in a timely manner in accordance with those policies. In each case where an investment team declines to follow a recommendation of a company's management, a detailed explanation of the reason(s) for the decision is entered into the proxy voting system. Lord Abbett has retained Institutional Shareholder Services ("ISS") to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.


         The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee, composed solely of independent directors. The Funds' Proxy Committee Charter provides that the Committee shall
(i) monitor the actions of Lord Abbett in voting securities owned by the Funds;
(ii) evaluate the policies of Lord Abbett in voting securities; (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

         Lord Abbett is a privately-held firm, and we conduct only one business: we manage the investment portfolios of our clients. We are not part of a larger group of companies conducting diverse financial operations. We would therefore expect, based on our past experience, that the incidence of an actual conflict of interest involving Lord Abbett's proxy voting process would be limited. Nevertheless, if a potential conflict of interest were to arise, involving one or more of the Lord Abbett Funds, where practicable we would disclose this potential conflict to the affected Funds' Proxy Committees and seek voting instructions from those Committees in accordance with the procedures described below under "Specific Procedures for Potential Conflict Situations". If it were not practicable to seek instructions from those Committees, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow a recommendation of ISS. If such a conflict arose with any other client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow the recommendation of ISS.

              SPECIFIC PROCEDURES FOR POTENTIAL CONFLICT SITUATIONS

SITUATION 1. Fund Independent Board Member on Board (or Nominee for Election to Board) of Publicly Held Company Owned by a Lord Abbett Fund.

         Lord Abbett will compile a list of all publicly held companies where an Independent Board Member serves on the board of directors, or has indicated to Lord Abbett that he is a nominee for election to the board of directors (a "Fund Director Company"). If a Lord Abbett Fund owns stock in a Fund Director Company, and if Lord Abbett has decided NOT to follow the proxy voting recommendation of ISS, then Lord Abbett shall bring that issue to the Fund's Proxy Committee for instructions on how to vote that proxy issue.

         The Independent Directors have decided that the Director on the board of the Fund Director Company will not participate in any discussion by the Fund's Proxy Committee of any proxy issue for that Fund Director Company or in the voting instruction given to Lord Abbett.

SITUATION 2. Lord Abbett has a Significant Business Relationship with a Company.

         Lord Abbett will compile a list of all publicly held companies (or which are a subsidiary of a publicly held firm) that have a significant business relationship with Lord Abbett (a "Relationship Firm"). A "significant business relationship" for this purpose means: (a) a broker dealer firm which sells one percent or more of the Lord Abbett Funds' total shares for the last 12 months;
(b) a firm which is a sponsor firm with respect to Lord Abbett's Private Advisory Services business; (c) an institutional client which has an investment management agreement with Lord Abbett; (d) an institutional investor having at least $5 million in Class Y shares of the Lord Abbett Funds; and (e) a large plan 401(k) client with at least $5 million under management with Lord Abbett.

         For each proxy issue involving a Relationship Firm, Lord Abbett shall notify the Fund's Proxy Committee and shall seek voting instructions from the Fund's Proxy Committee only in those situations where Lord Abbett has proposed NOT to follow the recommendations of ISS.

SUMMARY OF PROXY VOTING GUIDELINES

         Lord Abbett generally votes in accordance with management's recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals. This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.

ELECTION OF DIRECTORS

         Lord Abbett will generally vote in accordance with management's recommendations on the election of directors. However, votes on director nominees are made on a case-by- case basis. Factors that are considered include current composition of the board and key- board nominees, long-term company performance relative to a market index, and the directors' investment in the company. We also consider whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest.

         There are some actions by directors that may result in votes being withheld. These actions include:

         1) Attending less than 75% of board and committee meetings without a valid excuse.
         2) Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.
         3) Failing to act on takeover offers where a majority of shareholders tendered their shares.
         4) Serving as inside directors and sit on an audit, compensation, stock option or nomination committee.
         5)   Failing to replace management as appropriate.

         We will generally approve proposals to elect directors annually. The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. The basic premise of the staggered election of directors is to provide a continuity of experience on the board and to prevent a precipitous change in the composition of the board. Although shareholders need some form of protection from hostile takeover attempts, and boards need tools and leverage in order to negotiate effectively with potential acquirers, a classified board tips the balance of power too much toward incumbent management at the price of potentially ignoring shareholder interests.

INCENTIVE COMPENSATION PLANS

         We usually vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case by case basis. We use ISS for guidance on appropriate compensation ranges for various industries and company sizes. In addition to considering the individual expertise of management and the value they bring to the company, we also consider the costs associated with stock-based incentive packages including shareholder value transfer and voting power dilution.

         We scrutinize very closely the approval of repricing or replacing underwater stock options, taking into consideration the following:

         1) The stock's volatility, to ensure the stock price will not be back in the money over the near term.
         2)   Management's rationale for why the repricing is necessary.
         3) The new exercise price, which must be set at a premium to market price to ensure proper employee motivation.

         4) Other factors, such as the number of participants, term of option, and the value for value exchange.

     In large-cap companies we would generally vote against plans that promoted short-term performance at the expense of longer-term objectives. Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans. Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies' compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.

SHAREHOLDER RIGHTS

CUMULATIVE VOTING

         We generally oppose cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

CONFIDENTIAL VOTING

         There are both advantages and disadvantages to a confidential ballot. Under the open voting system, any shareholder that desires anonymity may register the shares in the name of a bank, a broker or some other nominee. A confidential ballot may tend to preclude any opportunity for the board to communicate with those who oppose management proposals.

         On balance we believe shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.

                              SUPERMAJORITY VOTING

         Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

TAKEOVER ISSUES

         Votes on mergers and acquisitions must be considered on a case by case basis. The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights. It is our policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We are also opposed to amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more that 10% of the company's voting stock. Restructuring proposals will also be evaluated on a case by case basis following the same guidelines as those used for mergers.

         Among the more important issues that we support, as long as they are not tied in with other measures that clearly entrench management, are:

1) Anti-greenmail provisions, which prohibit management from buying back shares at above market prices from potential suitors without shareholder approval.

2) Fair Price Amendments, to protect shareholders from inequitable two-tier stock acquisition offers.


3) Shareholder Rights Plans (so-called "Poison Pills"), usually "blank check" preferred and other classes of voting securities that can be issued without further shareholder approval. However, we look at these proposals on a case by case basis, and we only approve these devices when proposed by companies with strong, effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support good long-range corporate goals. We vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

4) "Chewable Pill" provisions, are the preferred form of Shareholder Rights Plan. These provisions allow the shareholders a secondary option when the Board refuses to withdraw a poison pill against a majority shareholder vote. To strike a balance of power between management and the shareholder, ideally "Chewable Pill" provisions should embody the following attributes, allowing sufficient flexibility to maximize shareholder wealth when employing a poison pill in negotiations:


         - Redemption Clause allowing the board to rescind a pill after a potential acquirer has surpassed the ownership threshold.
         -    No dead-hand or no-hand pills.
         - Sunset Provisions which allow the shareholders to review, and reaffirm or redeem a pill after a predetermined time frame.
         - Qualifying Offer Clause which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

                                  SOCIAL ISSUES

         It is our general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings. We recognize that highly ethical and competent managements occasionally differ on such matters, and so we review the more controversial issues closely.

LORD ABBETT


STATEMENT OF ADDITIONAL INFORMATION                            March 1, 2006


                          LORD ABBETT SECURITIES TRUST

                      LORD ABBETT VALUE OPPORTUNITIES FUND

                          (CLASS A, B, C, AND P SHARES)



This Statement of Additional Information ("SAI") is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at 90 Hudson Street, Jersey City, NJ 07302-3973. This SAI relates to, and should be read in conjunction with, the Prospectus for the Lord Abbett Securities Trust - Lord Abbett Value Opportunities Fund (the "Fund") dated March 1, 2006.


Shareholder account inquiries should be made by directly contacting the Fund or by calling 800-821-5129. The Annual Report to Shareholders contains additional performance information and will be available without charge, upon request by calling 800-874-3733. In addition, you can make inquiries through your dealer.

          TABLE OF CONTENTS

                                                                              PAGE
          1.    Fund History                                                  2
          2.    Investment Policies                                           2
          3.    Management of the Fund                                        10
          4.    Control Persons and Principal Holders of Securities           16
          5.    Investment Advisory and Other Services                        16
          6.    Brokerage Allocations and Other Practices                     19
          7.    Classes of Shares                                             20
          8.    Purchases, Redemptions, Pricing, and Payments to Dealers      25
          9.    Taxation of the Fund                                          28
          10.   Underwriter                                                   30
          11.   Performance                                                   31
          12.   Financial Statements                                          32
                Appendix A. Fund Portfolio Information Recipients             33
                Appendix B. Proxy Voting Policies and Procedures              38

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                                       1.
                                  FUND HISTORY

Lord Abbett Securities Trust (the "Trust") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"). The Trust was organized as a Delaware business trust on February 26, 1993, with an unlimited amount of shares of beneficial interest authorized. The Trust has eight funds or series, but only one is described in this SAI. The Fund consists of five classes of shares: Class A, Class B, Class C, Class P and Class Y. Class Y is described in a separate SAI.

                                       2.
                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS. The Fund's investment objective in the Prospectus cannot be changed without approval of a majority of the Fund's outstanding shares. The Fund is also subject to the following fundamental investment restrictions that cannot be changed without approval of a majority of the Fund's outstanding shares.

The Fund may not:

     (1) borrow money, except that (i) it may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) it may borrow up to an additional 5% of its total assets for temporary purposes, (iii) it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) it may purchase securities on margin to the extent permitted by applicable law;

     (2) pledge its assets (other than to secure borrowings, or to the extent permitted by the Fund's investment policies as permitted by applicable law);

     (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

     (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

     (5) buy or sell real estate (except that the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), or commodities or commodity contracts (except to the extent the Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

     (6) with respect to 75% of its gross assets, buy securities of one issuer representing more than (i) 5% of its gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer;

     (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or

     (8) issue senior securities to the extent such issuance would violate applicable law.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security, except in the case of the first restriction with which the Fund must comply on a continuous basis.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition to the investment objective of the Fund, and the investment restrictions above that cannot be changed without shareholder approval, the Fund is also subject to the following non-fundamental investment restrictions that may be changed by the Board of Trustees (the "Board") without shareholder approval.

The Fund may not:

     (1) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

     (2) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933 ("Rule 144A"), determined by Lord Abbett to be liquid, subject to the oversight of the Board;

     (3) invest in securities issued by other investment companies except to the extent permitted by applicable law;

     (4) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of a Fund's total assets (included within such limitation, but not to exceed 2% of its total assets, are warrants which are not listed on the New York Stock Exchange ("NYSE") or American Stock Exchange or a major foreign exchange);

     (5) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that it may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;

     (6) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in its Prospectus and SAI, as they may be amended from time to time; or

     (7) buy from or sell to any of the Trust's officers, trustees, employees, or its investment adviser or any of the adviser's officers, partners or employees, any securities other than shares of the Trust.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security.

PORTFOLIO TURNOVER RATE. Not applicable as the Fund has not completed its first year as of the date thereof.

ADDITIONAL INFORMATION ON PORTFOLIO RISKS, INVESTMENTS AND TECHNIQUES. The following section provides further information on certain types of investments and investment techniques that may be used by the Fund, including their associated risks.

BORROWING MONEY. The Fund may borrow money for certain purposes as described above under "Fundamental Investment Restrictions." If a Fund borrows money and experiences a decline in its net asset value, the borrowing will increase its losses.

CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible into common stock. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. The market value of convertible securities tends to decline as interest rates increase. If, however, the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. In such a case, a convertible security may lose much of its value if the value of the underlying common stock then falls below the conversion price of the security. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly based on its fixed income characteristics, and thus, may not necessarily decline in price as much as the underlying common stock.

DEBT SECURITIES. Consistent with its respective investment objectives, the Fund may invest in debt securities, such as bonds, debentures, government obligations, commercial paper and pass-through instruments. The value of debt securities may fluctuate based on changes in interest rates and the issuer's financial condition. When interest rates rise or the issuer's financial condition worsens or is perceived by the market to be at greater risk, the value of debt securities tends to decline.

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DEPOSITARY RECEIPTS. The Fund may invest in American Depositary Receipts
("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information and other risks. ADRs are not considered to be foreign securities for purposes of the Fund's limitation on investments in foreign securities.

FOREIGN CURRENCY TRANSACTIONS. In accordance with the Fund's investment objective and policies, the Fund may, but is not required to, engage in various types of foreign currency exchange transactions to seek to hedge against the risk of loss from changes in currency exchange rates. The Fund may employ a variety of investments and techniques, including spot and forward foreign exchange transactions, currency swaps, listed or OTC options on currencies, and currency futures and options on currency futures (collectively, "Foreign Exchange"). Currently, the Fund generally does not intend to hedge most currency risks.

Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may engage in transactions in options on currencies either on exchanges or OTC markets.

The Fund will not speculate in foreign exchange transactions. Accordingly, the Fund will not hedge a currency in excess of the aggregate market value of the securities which it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. The Fund may, however, hedge a currency by entering into a foreign exchange transaction in a currency other than the currency being hedged (a "cross-hedge"). The Fund will only enter into a cross-hedge if Lord Abbett believes that (i) there is a high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be more cost-effective or provide greater liquidity than executing a similar hedging transaction in the currency being hedged.

Foreign Exchange transactions involve substantial risks. Although the Fund will use foreign exchange transactions to hedge against adverse currency movements, foreign exchange transactions involve the risk that anticipated currency movements will not be accurately predicted and that the Fund's hedging strategies will be ineffective. To the extent that the Fund hedge against anticipated currency movements that do not occur, the Fund may realize losses. Foreign exchange transactions may subject the Fund to the risk that the counterparty will be unable to honor its financial obligation to the Fund, and the risk that relatively small market movements may result in large changes in the value of a Foreign Exchange instrument. If the Fund cross-hedge, the Fund will face the risk that the foreign exchange instrument purchased will not correlate as expected with the position being hedged.

FOREIGN SECURITIES. The Fund may invest in foreign securities in accordance with its investment objectives and policies. Foreign securities may involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers, including the following:

   - Foreign securities may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to foreign securities and changes in exchange control regulations (i.e., currency blockage). A decline in the exchange rate of the foreign currency in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security in U.S. dollars.
   - Brokerage commissions, custodial services, and other costs relating to investment in foreign securities markets generally are more expensive than in the U.S.
   - Clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures may be unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.
   - Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a comparable U.S. issuer.
   - There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.

   - Foreign securities markets may have substantially less volume than U.S. securities markets, and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers.
   - Foreign securities may trade on days when a Fund does not sell shares. As a result, the value of a Fund's portfolio securities may change on days an investor may not be able to purchase or redeem Fund shares.
   - With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of a Fund, and political or social instability or diplomatic developments that could affect investments in those countries.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Although the Fund has no current intention of doing so, the Fund may engage in futures and options on futures transactions in accordance with its investment objective and policies.

Futures contracts are standardized contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. In addition to incurring fees in connection with futures and options, an investor is required to maintain margin deposits. At the time of entering into a futures transaction or writing an option, an investor is required to deposit a specified amount of cash or eligible securities called "initial margin." Subsequent payments, called "variation margin," are made on a daily basis as the market price of the futures contract or option fluctuates.

The Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts for bona fide hedging purposes, including to hedge against changes in interest rates, securities prices, or to the extent a Fund invests in foreign securities, currency exchange rates, or in order to pursue risk management strategies, including gaining efficient exposure to markets and minimizing transaction costs. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. A Fund may not purchase or sell futures contracts, options on futures contracts or options on currencies traded on a CFTC-regulated exchange for non bona fide hedging purposes if the aggregate initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.

Futures contracts and options on futures contracts present substantial risks, including the following:

   - While a Fund may benefit from the use of futures and related options, unanticipated market events may result in poorer overall performance than if the Fund had not entered into any futures or related options transactions.
   - Because perfect correlation between a futures position and a portfolio position that a Fund intends to hedge is impossible to achieve, a hedge may not work as intended, and the Fund may thus be exposed to additional risk of loss.
   - The loss that a Fund may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
   - Futures markets are highly volatile, and the use of futures may increase the volatility of a Fund's net asset value.
   - As a result of the low margin deposits normally required in futures and options on futures trading, a relatively small price movement in a contract may result in substantial losses to a Fund.
   - Futures contracts and related options may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
   - The counterparty to an OTC contract may fail to perform its obligations under the contract.

STOCK INDEX FUTURES. Although the Fund have no current intention of doing so, the Fund may seek to reduce the volatility in its portfolio through the use of stock index futures contracts. A stock index futures contract is an agreement pursuant to which two parties agree, one to receive and the other to pay, on a specified date an amount of cash equal to a specified dollar amount -- established by an exchange or board of trade -- times the difference between the value of the index at the close of the last trading day of the contract and the price at which the futures contract is originally written. The purchaser pays no consideration at the time the contract is entered into; the purchaser only pays a good faith deposit.

The market value of a stock index futures contract is based primarily on the value of the underlying index. Changes in the value of the index will cause roughly corresponding changes in the market price of the futures contract. If a stock index is established that is made up of securities whose market characteristics closely parallel the market characteristics of the securities in the Fund's portfolio, then the market value of a futures contract on that index should fluctuate in a way closely resembling the market fluctuation of the portfolio. Thus, if a Fund sells futures contracts, a decline in the market value of the portfolio will be offset by an increase in the value of the short futures position to the extent of the hedge (i.e., the size of the futures position). Conversely, when a Fund has cash available (for example, through substantial sales of shares) and wishes to invest the cash in anticipation of a rising market, the Fund could rapidly hedge against the expected market increase by buying futures contracts to offset the cash position and thus cushion the adverse effect of attempting to buy individual securities in a rising market.

Stock Index Futures Contracts are subject to the same risks as other futures contracts discussed above under "Futures Contracts and Options on Futures Contracts." To date, the Fund has not entered into any stock futures contracts and has no present intention to do so.

ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

   -  Domestic and foreign securities that are not readily marketable.
   - Repurchase agreements and time deposits with a notice or demand period of more than seven days.
   - Certain restricted securities, unless Lord Abbett determines, subject to the oversight of the Board, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A ("144A Securities") and is liquid.

144A Securities may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment. Investing in 144A Securities may decrease the liquidity of a Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

INVESTMENT COMPANIES. The Fund may invest in securities of other investment companies subject to limitations prescribed by the Act. These limitations include a prohibition on a Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on any Fund investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which it invests. Such investment companies will generally be money market funds or have investment objectives, policies and restrictions substantially similar to those of the investing Fund and will be subject to substantially the same risks.

The Fund may, consistent with its investment policies, invest in investment companies established to accumulate and hold a portfolio of securities that is intended to track the price performance and dividend yield of a well-known securities index. A Fund may use such investment company securities for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of such securities may not perfectly parallel the price movement of the underlying index. An example of this type of security is the Standard & Poor's Depositary Receipt, commonly known as a "SPDR."

LISTED OPTIONS ON SECURITIES. The Fund may purchase and write national securities exchange-listed put and call options on securities or securities indices in accordance with its investment objective and policies. A "call option" is a contract sold for a price giving its holder the right to buy a specific amount of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. The Fund may write covered call options that are traded on a national securities exchange with respect to securities in its portfolio in an attempt to increase income and to provide greater flexibility in the disposition of portfolio securities. During the period of the option, a Fund forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds its net premium). The Fund may also enter into "closing purchase transactions" in order to terminate their obligation to deliver the underlying security. This may result in a short-term gain or loss. A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If a Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation.

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A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by a Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. Writing listed put options may be a useful portfolio investment strategy when the Fund has cash or other reserves available for investment as a result of sales of Fund shares or when the investment manager believes a more defensive and less fully invested position is desirable in light of market conditions. The Fund will not purchase an option if, as a result of such purchase, more than 10% of its net assets would be invested in premiums for such options. The Fund may write covered put options to the extent that cover for such options does not exceed 15% of the Fund's net assets. The Fund may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of the Fund's net assets at the time an option is written.

The purchase and writing of options is a highly specialized activity that involves special investment risks. The Fund may use options for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). If Lord Abbett is incorrect in its expectation of changes in market prices or determination of the correlation between the securities on which options are based and a Fund's portfolio securities, the Fund may incur losses. The use of options can also increase a Fund's transaction costs.

PREFERRED STOCK, WARRANTS AND RIGHTS. The Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stockholders, but after bond holders and other creditors. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Investments in preferred stock present market and liquidity risks. The value of a preferred stock may be highly sensitive to the economic condition of the issuer, and markets for preferred stock may be less liquid than the market for the issuer's common stock.

Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro-rata basis) for additional securities of the same class, of a different class or of a different issuer. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The value of a warrant or right may not necessarily change with the value of the underlying securities. Warrants and rights cease to have value if they are not exercised prior to their expiration date. Investments in warrants and rights are thus speculative and may result in a total loss of the money invested.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction by which the purchaser acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The resale price reflects the purchase price plus an agreed-upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security. The Fund requires at all times that the repurchase agreement be collateralized by cash or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises ("U.S. Government Securities") having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). Such agreements permit a Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of them. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. The Fund intends to limit repurchase agreements to transactions with dealers and financial institutions believed by Lord Abbett, as the investment manager, to present minimal credit risks. Lord Abbett will monitor the creditworthiness of the repurchase agreement sellers on an ongoing basis.

REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). This risk is greatly reduced because the Fund generally receives cash equal to 98% of the price of the security sold. Engaging in reverse repurchase agreements may also involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. The Fund will attempt to minimize this risk by managing its duration. The Fund's reverse repurchase agreements will not exceed 20% of the Fund's net assets.

SECURITIES LENDING. Although the Fund has no current intention of doing so, the Fund may lend portfolio securities to registered broker-dealers. These loans may not exceed 30% of a Fund's total assets. Securities loans will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government Securities or other permissible means at least equal to 102% of the market value of the domestic securities loaned and 105% in the case of foreign securities loaned. A Fund may pay a part of the interest received with respect to the investment of collateral to a borrower and/or a third party that is not affiliated with the Fund and is acting as a "placing broker." No fee will be paid to affiliated persons of a Fund.

By lending portfolio securities, a Fund can increase income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government Securities, or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities or other forms of non-cash collateral are received. Lending portfolio securities could result in a loss or delay in recovering a Fund's securities if the borrower defaults.

SHORT SALES. The Fund may make short sales of securities or maintain a short position, if at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short. The Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales.

TEMPORARY DEFENSIVE INVESTMENTS. As described in the Prospectus, the Fund is authorized to temporarily invest a substantial amount, or even all, of its assets in various short-term fixed-income securities to take a defensive position. These securities include:

   -  U.S. Government Securities.
   - Commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.
   - Bank certificates of deposit and time deposits. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.
   - Bankers' acceptances. Bankers' acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are "accepted" when a bank guarantees their payment at maturity.
   -  Repurchase agreements.

U.S. GOVERNMENT SECURITIES. The Fund, in accordance with its investment objective and policies, may invest in obligations of the U.S. Government and its agencies and instrumentalities, including Treasury bills, notes, bonds and certificates of indebtedness, that are issued or guaranteed as to principal or interest by the U.S. Treasury or U.S. Government sponsored enterprises.

SECURITIES OF GOVERNMENT SPONSORED ENTERPRISES. The Fund may invest in securities issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("Ginnie Mae"), Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac"), and Federal Home Loan Banks ("FHL Banks"). Ginnie Mae is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured or guaranteed by the Federal Housing Administration, the Department of Veterans Affairs, the Rural Housing Service, or the U.S. Department of Housing and Urban Development. Both Fannie Mae and Freddie Mac are federally chartered public corporations owned entirely by their shareholders; the FHL Banks are federally chartered corporations owned by their member financial institutions. Although Fannie Mae, Freddie Mac, and the FHL Banks guarantee the timely payment of interest and ultimate collection of principal with respect to the securities they issue, their securities are not backed by the full faith and credit of the United States Government.

WHEN-ISSUED OR FORWARD TRANSACTIONS. The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by the Fund to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government Securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at a Fund's custodian in order to pay for the commitment. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date that could result in depreciation of the value of fixed-income when-issued securities. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. A Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

POLICIES AND PROCEDURES GOVERNING DISCLOSURE OF PORTFOLIO HOLDINGS. The Board has adopted policies and procedures with respect to the disclosure of the Fund's portfolio holdings and ongoing arrangements making available such information to the general public, as well as to certain third parties on a selective basis. Among other things, the policies and procedures are reasonably designed to ensure that the disclosure is in the best interests of Fund shareholders and to address potential conflicts of interest between the Fund on the one hand and Lord Abbett and its affiliates or affiliates of the Fund on the other hand. Except as noted in the three instances below, the Fund does not provide portfolio holdings to any third party until they are made available to the general public on Lord Abbett's website at www.LordAbbett.com or otherwise. The exceptions are as follows:

   1. The Fund may provide its portfolio holdings to (a) third parties that render services to the Fund relating to such holdings (i.e., pricing vendors, ratings organizations, custodians, external administrators, independent public accounting firms, counsel, etc.), as appropriate to the service being provided to the Fund, on a daily, monthly, calendar quarterly or annual basis within 15 days following the end of the period, and (b) third party consultants on a monthly or calendar quarterly basis within 15 days following period-end for the sole purpose of performing their own analyses with respect to the Fund. The Fund may discuss or otherwise share portfolio holdings or related information with counterparties that execute transactions on behalf of the Fund;

   2. The Fund may provide portfolio commentaries or fact sheets containing, among other things, a discussion of select portfolio holdings and a list of up to the ten largest portfolio positions, and/or portfolio performance attribution information as of the month-end within 15 days thereafter to certain Financial Intermediaries; and

   3. The Fund may provide its portfolio holdings or related information in response to governmental requests or subpoenas or in similar circumstances.

Before providing schedules of its portfolio holdings to a third party in advance of making them available to the general public, the Fund obtains assurances through contractual obligations, certifications or other appropriate means such as due diligence sessions and other meetings to the effect that: (i) neither the receiving party nor any of its officers, employees or agents will be permitted to take any holding-specific investment action based on the portfolio holdings, and (ii) the receiving party will not use or disclose the information except as it relates to rendering services for the Fund related to portfolio holdings, to perform certain internal analyses in connection with its evaluation of the Fund and/or its investment strategies, or for similar purposes. In addition and also in the case of other portfolio related information, written materials will contain appropriate legends requiring that the information be kept confidential and restricting the use of the information. An executive officer of the Fund approves these arrangements subject to the Board's review and oversight, and Lord Abbett provides reports at least semiannually to the Board concerning them. The Board also reviews the Fund's policies and procedures governing these arrangements on an annual basis. These policies and procedures may be modified at any time with the approval of the Board.

Neither the Fund, Lord Abbett nor any other party receives any compensation or other consideration in connection with any arrangement described in this section, other than fees payable to a service provider rendering services to the Fund related to the Fund's portfolio holdings. For these purposes, compensation does not include normal and customary fees that Lord Abbett or an affiliate may receive as a result of investors making investments in the Fund. Neither the Fund, Lord Abbett nor any of their affiliates has entered into an agreement or other arrangement with any third party recipient of portfolio related information under which the third party would maintain assets in the Fund or in other investment companies or accounts managed by Lord Abbett or any of its affiliated persons.

Lord Abbett's Compliance Department periodically reviews and evaluates Lord Abbett's adherence to the above policies and procedures, including the existence of any conflicts of interest between the Funds on the one hand and Lord Abbett and its affiliates or affiliates of the Fund on the other hand. The Compliance Department reports to the Board at least annually regarding its assessment of compliance with these policies and procedures.

FUND PORTFOLIO INFORMATION RECIPIENTS. Attached as Appendix A is a list of the third parties that may receive portfolio holdings information under the circumstances described above.

                                       3.
                             MANAGEMENT OF THE FUND


The Board of Trustees is responsible for the management of the business and affairs of each Fund in accordance with the laws of the State of Delaware The Board appoints officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. As discussed in the Funds' semiannual Report to shareholders, the Board also approves an investment adviser to each Fund, continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Trustee holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Funds' organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Funds' investment adviser.


INTERESTED TRUSTEE
The following Trustee is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 54 portfolios or series.

                                CURRENT POSITION
     NAME, ADDRESS AND          LENGTH OF SERVICE     PRINCIPAL OCCUPATION
       YEAR OF BIRTH               WITH TRUST         DURING PAST FIVE YEARS      OTHER DIRECTORSHIPS
ROBERT S. DOW                 Trustee since 1993;    Managing Partner and        N/A
Lord, Abbett & Co. LLC        Chairman since 1996    Chief Executive Officer
90 Hudson Street                                     of Lord Abbett since
Jersey City, NJ 07302                                1996.
(1945)

INDEPENDENT TRUSTEES
The following independent or outside Trustees are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 54 portfolios or series.

                              CURRENT POSITION
NAME, ADDRESS AND             LENGTH OF SERVICE      PRINCIPAL OCCUPATION
YEAR OF BIRTH                 WITH TRUST             DURING PAST FIVE YEARS      OTHER DIRECTORSHIPS
E. THAYER BIGELOW             Trustee since 1994     Managing General Partner,   Currently serves as
Lord, Abbett & Co. LLC                               Bigelow Media, LLC (since   director of Adelphia
c/o Legal Dept.                                      2000); Senior Adviser,      Communications, Inc.,
90 Hudson Street                                     Time Warner Inc. (1998 -    Crane Co., and Huttig
Jersey City, NJ 07302                                2000); Acting Chief         Building Products Inc.
(1941)                                               Executive Officer of
                                                     Courtroom Television
                                                     Network (1997 - 1998);
                                                     President and Chief
                                                     Executive Officer of Time
                                                     Warner Cable Programming,
                                                     Inc. (1991 - 1997).

WILLIAM H.T. BUSH             Trustee since 1998     Co-founder and Chairman     Currently serves as
Lord, Abbett & Co. LLC                               of the Board of the         director of WellPoint,
c/o Legal Dept.                                      financial advisory firm     Inc. (since 2002), and
90 Hudson Street                                     of Bush-O'Donnell &         Engineered Support
Jersey City, NJ 07302                                Company (since 1986).       Systems, Inc. (since
(1938)                                                                           2000).

ROBERT B. CALHOUN, JR.        Trustee since 1998     Managing Director of        Currently serves as
Lord, Abbett & Co. LLC                               Monitor Clipper Partners    director of Avondale,
c/o Legal Dept.                                      (since 1997) and            Inc. and Interstate
90 Hudson Street                                     President of Clipper        Bakeries Corp.
Jersey City, NJ 07302                                Asset Management Corp.
(1942)                                               (since 1991), both
                                                     private equity investment
                                                     funds.

JULIE A. HILL                 Trustee since 2004     Owner and CEO of the        Currently serves as
Lord, Abbett & Co. LLC                               Hillsdale Companies, a      director of WellPoint,
c/o Legal Dept.                                      business consulting firm    Inc.; Resources
90 Hudson Street                                     (since 1998); Founder,      Connection Inc.; and
Jersey City, NJ 07302                                President and Owner of      Holcim (US) Inc. (a
(1946)                                               the Hiram-Hill and          subsidiary of Holcim
                                                     Hillsdale Development       Ltd.).
                                                     Companies (1998 - 2000).

FRANKLIN W. HOBBS             Trustee since 2001     Former Chief Executive      Currently serves as
Lord, Abbett & Co. LLC                               Officer of Houlihan Lokey   director of Adolph Coors
c/o Legal Dept.                                      Howard & Zukin, an          Company.
90 Hudson Street                                     investment bank (January
Jersey City, NJ 07302                                2002 - April 2003);
(1947)                                               Chairman of Warburg
                                                     Dillon Read (1999 -
                                                     2001); Global Head of
                                                     Corporate Finance of SBC
                                                     Warburg Dillon Read (1997
                                                     - 1999); Chief Executive
                                                     Officer of Dillon, Read &
                                                     Co. (1994 - 1997).

C. ALAN MACDONALD             Trustee since 1993     Retired - General           Currently serves as
Lord, Abbett & Co. LLC                               Business and Governance     director of H.J. Baker
c/o Legal Dept.                                      Consulting (since 1992);    (since 2003).
90 Hudson Street                                     formerly President and
Jersey City, NJ 07302                                CEO of Nestle Foods.
(1933)

THOMAS J. NEFF                Trustee since 1993     Chairman of Spencer         Currently serves as
Lord, Abbett & Co. LLC                               Stuart (U.S.), an           director of Ace, Ltd.
c/o Legal Dept.                                      executive search            (since 1997) and Hewitt
90 Hudson Street                                     consulting firm (since      Associates, Inc.
Jersey City, NJ 07302                                1996); President of
(1937)                                               Spencer Stuart
                                                     (1979-1996).

OFFICERS
None of the officers listed below have received compensation from the Trust. All the officers of the Trust may also be officers of the other Lord
Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.


          NAME AND              CURRENT POSITION         LENGTH OF SERVICE         PRINCIPAL OCCUPATION
       YEAR OF BIRTH               WITH TRUST           OF CURRENT POSITION       DURING PAST FIVE YEARS
ROBERT S. DOW                 Chief Executive        Elected in 1993             Managing Partner and
(1945)                        Officer and                                        Chief Executive Officer
                              President                                          of Lord Abbett (since
                                                                                 1996).

SHOLOM DINSKY                 Executive Vice         Elected in 2003             Partner and Large Cap
(1944)                        President                                          Value Investment Manager,
                                                                                 joined Lord Abbett in
                                                                                 2000.

LESLEY-JANE DIXON             Executive Vice         Elected in 1999             Partner and Investment
(1964)                        President                                          Manager, joined Lord
                                                                                 Abbett in 1995.

ROBERT P. FETCH               Executive Vice         Elected in 1999             Partner and Small-Cap
(1953)                        President                                          Value Senior Investment
                                                                                 Manager, joined Lord
                                                                                 Abbett in 1995.

KENNETH G. FULLER             Executive Vice         Elected in 2003             Investment Manager -
(1945)                        President                                          Large Cap Value, joined
                                                                                 Lord Abbett in 2002;
                                                                                 formerly Portfolio
                                                                                 Manager and Senior Vice
                                                                                 President at Pioneer
                                                                                 Investment Management,
                                                                                 Inc.

ROBERT I. GERBER              Executive Vice         Elected in 2005             Partner and Director of
(1954)                        President                                          Taxable Fixed Income
                                                                                 Management, joined Lord
                                                                                 Abbett in 1997.

HOWARD E. HANSEN              Executive Vice         Elected in 2003             Partner and Investment
(1961)                        President                                          Manager, joined Lord
                                                                                 Abbett in 1995.

GERARD S. E. HEFFERNAN, JR.   Executive Vice         Elected in 1999             Partner and Research
(1963)                        President                                          Analyst, joined Lord
                                                                                 Abbett in 1998.

TODD D. JACOBSON              Executive Vice         Elected in 2003             Investment Manager,
(1966)                        President                                          International Core
                                                                                 Equity, joined Lord
                                                                                 Abbett in 2003; formerly
                                                                                 Director and Portfolio
                                                                                 Manager at Warburg Pincus
                                                                                 Asset Management and
                                                                                 Credit Suisse Asset
                                                                                 Management (2002 - 2003);
                                                                                 prior thereto Associate
                                                                                 Portfolio Manager of
                                                                                 Credit Suisse Asset
                                                                                 Management.

VINCENT J. MCBRIDE            Executive Vice         Elected in 2003             Senior Investment
(1964)                        President                                          Manager, International
                                                                                 Core Equity, joined Lord
                                                                                 Abbett in 2003; formerly
                                                                                 Managing Director and
                                                                                 Portfolio Manager at
                                                                                 Warburg Pincus Asset
                                                                                 Management and Credit
                                                                                 Suisse Asset Management.

STEVEN MCBOYLE                Executive Vice         Elected in 2005             Senior Investment
(1969)                        President                                          Manager, Value
                                                                                 Opportunities Fund;
                                                                                 formerly Vice President,
                                                                                 Mergers and Acquisitions,
                                                                                 at Morgan Stanley, joined
                                                                                 Lord Abbett in 2001.

ROBERT G. MORRIS              Executive Vice         Elected in 1998             Partner and Chief
(1944)                        President                                          Investment Officer,
                                                                                 joined Lord Abbett in
                                                                                 1991.

ELI M. SALZMANN               Executive Vice         Elected in 2003             Partner and Director of
(1964)                        President                                          Institutional Equity
                                                                                 Investments, joined Lord
                                                                                 Abbett in 1997.

HAROLD E. SHARON              Executive Vice         Elected in 2003             Investment Manager and
(1960)                        President                                          Director, International
                                                                                 Core Equity, joined Lord
                                                                                 Abbett in 2003; formerly
                                                                                 Financial Industry
                                                                                 Consultant for Venture
                                                                                 Capitalist (2001 - 2003);
                                                                                 prior thereto Managing
                                                                                 Director of Warburg
                                                                                 Pincus Asset Management
                                                                                 and Credit Suisse Asset
                                                                                 Management.

CHRISTOPHER J. TOWLE          Executive Vice         Elected in 2005             Partner and Investment
(1957)                        President                                          Manager, joined Lord
                                                                                 Abbett in 1987.

YAREK ARANOWICZ               Vice President         Elected in 2004             Investment Manager,
(1963)                                                                           joined Lord Abbett in
                                                                                 2003; formerly Vice
                                                                                 President, Head of Global
                                                                                 Emerging Markets Funds of
                                                                                 Warburg Pincus Asset
                                                                                 Management and Credit
                                                                                 Suisse Asset Management.

JAMES BERNAICHE               Chief Compliance       Elected in 2004             Chief Compliance Officer,
(1956)                        Officer                                            joined Lord Abbett in
                                                                                 2001; formerly Vice
                                                                                 President and Chief
                                                                                 Compliance Officer with
                                                                                 Credit Suisse Asset
                                                                                 Management.

JOAN A. BINSTOCK              Chief Financial        Elected in 1999             Partner and Chief
(1954)                        Officer and Vice                                   Operations Officer,
                              President                                          joined Lord Abbett in
                                                                                 1999.

DAVID G. BUILDER              Vice President         Elected in 2001             Equity Analyst, joined
(1954)                                                                           Lord Abbett in 1998.

JOHN K. FORST                 Vice President and     Elected in 2005             Deputy General Counsel,
(1960)                        Assistant Secretary                                joined Lord Abbett in
                                                                                 2004; prior thereto
                                                                                 Managing Director and
                                                                                 Associate General Counsel
                                                                                 at New York Life
                                                                                 Investment Management LLC
                                                                                 (2002-2003); formerly
                                                                                 Attorney at Dechert LLP
                                                                                 (2000-2002).

LAWRENCE H. KAPLAN            Vice President and     Elected in 1997             Partner and General
(1957)                        Secretary                                          Counsel, joined Lord
                                                                                 Abbett in 1997.

CHARLES P. MASSARE            Vice President         Elected in 2005             Partner and Director of
(1948)                                                                           Quantitative Research &
                                                                                 Risk Management, joined
                                                                                 Lord Abbett in 1998.

A. EDWARD OBERHAUS, III       Vice President         Elected in 1993             Partner and Manager of
(1959)                                                                           Equity Trading, joined
                                                                                 Lord Abbett in 1983.

F. THOMAS O'HALLORAN          Vice President         Elected in 2003             Partner and Investment
(1955)                                                                           Manager, joined Lord
                                                                                 Abbett in 2001; formerly
                                                                                 Executive Director/Senior
                                                                                 Research Analyst at
                                                                                 Dillon Read/UBS Warburg.

TODOR PETROV                  Vice President         Elected in 2003             Investment Manager,
(1974)                                                                           joined Lord Abbett in
                                                                                 2003; formerly Associate
                                                                                 Portfolio Manager of
                                                                                 Credit Suisse Asset
                                                                                 Management.

CHRISTINA T. SIMMONS          Vice President and     Elected in 2000             Assistant General
(1957)                        Assistant Secretary                                Counsel, joined Lord
                                                                                 Abbett in 1999.

BERNARD J. GRZELAK            Assistant Treasurer    Elected in 2003             Director of Fund
(1971)                                                                           Administration, joined
                                                                                 Lord Abbett in 2003;
                                                                                 formerly Vice President,
                                                                                 Lazard Asset Management
                                                                                 LLC (2000-2003); prior
                                                                                 thereto Manager of
                                                                                 Deloitte & Touche LLP.


COMMITTEES

The standing committees of the Board are the Audit Committee, the Proxy Committee, and the Nominating and Governance Committee.

The Audit Committee is composed wholly of Trustees who are not "interested persons" of the Funds. The members of the Audit Committee are Messrs. Bigelow, Calhoun, and Hobbs and Ms. Hill. The Audit Committee provides assistance to the Board in fulfilling its responsibilities relating to accounting matters, the reporting practices of the Funds, and the quality and integrity of the Funds' financial reports. Among other things, the Audit Committee is responsible for reviewing and evaluating the performance and independence of the Funds' independent registered public accounting firm and considering violations of the Funds' Code of Ethics to determine what action should be taken. The Audit Committee meets quarterly and during the past fiscal year met four times.

The Proxy Committee is composed of at least two Trustees who are not "interested persons" of the Funds, and also may include one or more Trustees who are partners or employees of Lord Abbett. The current members of the Proxy Committee are three independent Trustees: Messrs., Bush, MacDonald, and Neff. The Proxy Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; and (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest. During the past fiscal year, the Proxy Committee met six times.

The Nominating and Governance Committee is composed of all the Trustees who are not "interested persons" of the Funds. Among other things, the Nominating and Governance Committee is responsible for (i) evaluating and nominating individuals to serve as independent Trustees and as committee members; and (ii) periodically reviewing director/trustee compensation. During the past fiscal year, the Nominating and Governance Committee met four times. The Nominating and Governance Committee has adopted policies with respect to its consideration of any individual recommended by the Funds' shareholders to serve as an independent Trustee. A shareholder who would like to recommend a candidate may write to the Funds.

The Contracts Committee consists of all Trustees who are not "interested persons" of the Fund. The Contracts Committee conducts much of the factual inquiry undertaken by the Trustees in connection with the Board's annual consideration of whether to renew the management and other contracts with Lord Abbett and Lord Abbett Distributor. Although the Contracts Committee did not hold any formal meetings during the last fiscal year, members of the Committee conducted inquiries into the portfolio management approach and results of Lord Abbett, and reported the results of those inquiries to the Nominating and Governance Committee.


COMPENSATION DISCLOSURE
The following table summarizes the compensation for each of the directors/trustees of the Trust and for all Lord Abbett-sponsored funds.


The second column of the following table sets forth the compensation accrued by the Trust for independent Trustees. The third column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the independent directors/trustees, and amounts payable but deferred at the option of the director/trustee. No director/trustee of the funds associated with Lord Abbett and no officer of the funds received any compensation from the funds for acting as a director/trustee or officer.



(1)                        (2)                                         (3)
                           FOR THE FISCAL YEAR ENDED                   FOR YEAR ENDED DECEMBER 31, 2005
                           OCTOBER 31, 2005 AGGREGATE                  TOTAL COMPENSATION PAID BY THE TRUST AND
NAME OF TRUSTEE            COMPENSATION ACCRUED BY THE TRUST(1)        THIRTEEN OTHER LORD ABBETT-SPONSORED FUNDS(2)
E. Thayer Bigelow          $    7,358                                  $    154,750
William H.T. Bush          $    7,478                                  $    157,750
Robert B. Calhoun, Jr.     $    8,852                                  $    179,750
Julie A. Hill              $    7,672                                  $    157,750
Franklin W. Hobbs          $    7,944                                  $    157,750
C. Alan MacDonald          $    7,838                                  $    166,125
Thomas J. Neff             $    7,775                                  $    150,750



     (1) Independent Trustees' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Trust to its independent Trustees may be deferred at the option of a Trustee under an equity-based plan (the "equity-based plan") that deems the deferred amounts to be invested in shares of a Fund for later distribution to the Trustees. In addition, $25,000 of each Trustee's retainer must be deferred and is deemed invested in shares of the Trust and other Lord Abbett-sponsored funds under the equity-based plan. Of the amounts shown in the second column, the total deferred amounts for the Trustees are $1,291, $1,983, $8,852, $3,828, $7,944, $1,291, and $7,775 respectively.

     (2) The third column shows aggregate compensation, including the types of compensation described in the second column, accrued by all Lord Abbett-sponsored funds during the year ended December 31, 2005, including fees directors/trustees have chosen to defer.

The following chart provides certain information about the dollar range of equity securities beneficially owned by each Trustee in the Funds and other Lord Abbett-sponsored funds as of December 31, 2005. The amounts shown include deferred compensation to the Trustees deemed invested in fund shares. The amounts ultimately received by the Trustees under the deferred compensation plan will be directly linked to the investment performance of the funds.

                                             DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS

NAME OF TRUSTEE              VALUE OPPORTUNITIES        INTERNATIONAL CORE EQUITY FUND
Robert S. Dow                     $1-$10,000                       Over $100,000
E. Thayer Bigelow                 $1-$10,000                       Over $100,000
William H. T. Bush                $1-$10,000                       Over $100,000
Robert B. Calhoun, Jr.            $1-$10,000                       Over $100,000
Julie A. Hill                     $1-$10,000                       Over $100,000
Franklin W. Hobbs                 $1-$10,000                       Over $100,000
C. Alan MacDonald                 $1-$10,000                       Over $100,000
Thomas J. Neff                    $1-$10,000                       Over $100,000


CODE OF ETHICS

The directors, trustees and officers of Lord Abbett-sponsored funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Trust's Code of Ethics which complies, in substance, with Rule 17j-1 of the Act and each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code of Ethics requires, with limited exceptions, that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security seven days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code of Ethics imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of the Advisory Group.


PROXY VOTING

The Funds have delegated proxy voting responsibilities to the Funds' investment adviser, Lord Abbett, subject to the Proxy Committee's general oversight. Lord Abbett has adopted its own proxy voting policies and procedures for this purpose. A copy of Lord Abbett's proxy voting policies and procedures is attached as Appendix B.

In addition, the Funds are required to file Form N-PX, with its complete proxy voting record for the twelve months ending June 30th, no later than August 31st of each year. The Funds' Form N-PX filing will be available after it is filed on the SEC's website at www.sec.gov. Each Fund has also made this information available, without charge, on Lord Abbett's website at www.LordAbbett.com.


                                       4.

       CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES (TO BE UPDATED)


It is anticipated that when the Fund commences operations, Lord Abbett will own 100% of the Fund's outstanding shares. It anticipated that over time this percentage of ownership will decrease.

                                       5.
                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

As described under "Management" in the Prospectus, Lord Abbett is the Funds' investment adviser. The following partners of Lord Abbett are also officers of the Funds: Joan A. Binstock, John J. DiChiaro, Sholom Dinsky, Lesley-Jane Dixon, Robert P. Fetch, Daniel H. Frascarelli, Howard E. Hansen, Lawrence H. Kaplan, Robert G. Morris, A. Edward Oberhaus, III, F. Thomas O'Halloran, and Eli M. Salzmann. Robert S. Dow is the managing partner of Lord Abbett and an officer and Trustee of the Funds. The other partners of Lord Abbett are: Michael Brooks, Zane E. Brown, Patrick Browne, Milton Ezrati, Kevin P. Ferguson, Daria L. Foster, Robert I. Gerber, Michael S. Goldstein, Michael A. Grant, Gerard Heffernan, Charles Hofer, W. Thomas Hudson, Cinda Hughes, Ellen G. Itskovitz, Richard Larsen, Jerald Lanzotti, Robert A. Lee, Maren Lindstrom, Gregory M. Macosko, Thomas Malone, Charles Massare, Jr., Paul McNamara, Robert J. Noelke,
R. Mark Pennington, Walter Prahl, Michael Radziemski, Douglas B. Sieg, Richard Sieling, Michael T. Smith, Richard Smola, Jarrod Sohosky, Diane Tornejal, Christopher J. Towle, Edward von der Linde, and Marion Zapolin. The address of each partner is 90 Hudson Street, Jersey City, NJ 07302-3973.


Under the Management Agreement between Lord Abbett and the Fund, the Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month. These fees are allocated among the classes based on the classes' proportionate share of such average daily net assets. The annual rate for the Value Opportunities Fund is 0.75% of 1% on the first $1 billion, .70 of 1% on the next $1 billion, and .65% of 1% on assets over $2 billion for Class A, B, C & P shares.

CONTRACTUAL WAIVERS
For the year ending October 31, 2006, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses so that the Fund's net Annual Operating Expenses do not exceed an aggregate annual rate of 1.30% of average daily net assets for Class A shares, 1.95% of average daily net assets for Class B and Class C shares, and 1.40% of average daily net assets for Class P shares.

INVESTMENT MANAGERS

As stated in the Prospectus, Lord Abbett uses a team of investment managers and analysts acting together to manage the investments of each Fund.

Steven R. McBoyle heads the Value Opportunities Fund team and is primarily responsible for day-to-day management of the Fund.

The following table indicates for the Fund as of October 31, 2005: (1) the number of other accounts managed by each investment manager who is primarily responsible for the day-to-day management of the Fund within certain categories of investment vehicles; and (2) the total assets in such accounts managed within each category. For each of the categories a footnote to the table also provides the number of accounts and the total assets in the accounts with respect to which the management fee is based on the performance of the account. Included in the Registered Investment Companies or mutual funds category are those U.S. registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies. The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles. Lord Abbett does not manage any hedge funds. The Other Accounts category encompasses Retirement and Benefit Plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by Financial Intermediaries unaffiliated with Lord Abbett. (The data shown below are approximate.)



                                          OTHER ACCOUNTS MANAGED (# AND TOTAL ASSETS IN MILLIONS)*
                                          --------------------------------------------------------
                                                                    OTHER POOLED
                                          REGISTERED INVESTMENT      INVESTMENT
FUND                  NAME                     COMPANIES              VEHICLES       OTHER ACCOUNTS
----                  ----                     ---------              --------       --------------
Value Opportunities
Fund*                 Steven R. McBoyle           N/A*                  N/A                N/A



* This fund did not exist as of October 31, 2005.

Conflicts of interest may arise in connection with the investment manager's management of the investments of the Fund and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Fund and other accounts with similar investment objectives and policies. An investment manager potentially could use information concerning the Fund's transactions to the advantage of other accounts and to the detriment of the Fund. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett's Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett's clients including the Fund. Moreover, Lord Abbett's Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment manager's management of the investments of the Fund and the investments of the other accounts referenced in the table above.


COMPENSATION OF INVESTMENT MANAGERS
Lord Abbett compensates its investment managers on the basis of salary, bonus and profit sharing plan contributions. The level of compensation takes into account the investment manager's experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors. These factors include the investment manager's investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns, and similar factors. Investment results are evaluated based on an assessment of the investment manager's three- and five-year investment returns on a pre-tax basis vs. both the appropriate style benchmarks and the appropriate peer group rankings. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the investment manager's assets under management, the revenues generated by those assets, or the profitability of the investment manager's unit. Lord Abbett does not manage hedge funds. Lord Abbett may designate a bonus payment of a manager for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan's earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses investment managers on the impact their fund's performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to an investment manager's profit-sharing account are based on a percentage of the investment manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

HOLDINGS OF INVESTMENT MANAGERS

The following table indicates for the Fund the dollar range of shares beneficially owned by the investment manager who is primarily responsible for the day-to-day management of the Fund, as of October 31, 2005. This table includes the value of shares beneficially owned by such investment managers through 401(k) plans and certain other plans or accounts, if any.



                                                     DOLLAR RANGE OF SHARES IN THE FUND
                                          --------------------------------------------------------
                                                $1-      $10,001-  $50,001-  $100,001-  $500,001-   OVER
FUND                  NAME                NONE  $10,000  $50,000   $100,000  $500,000   $1,000,000  $1,000,000
--------------------------------------------------------------------------------------------------------------
Value Opportunities
Fund*                 Steven R. McBoyle*                              X*



* This fund did not exist as of October 31, 2005, therefore these holdings are as of January 25, 2006.

ADMINISTRATIVE SERVICES
Pursuant to an Administrative Services Agreement with the Fund, Lord Abbett provides certain administrative services not involving the provision of investment advice to the Fund. Under the Agreement, the Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month, at an annual rate of .04 of 1%. This fee is allocated among the classes of shares of the Fund based on average daily net assets.

PRINCIPAL UNDERWRITER
Lord Abbett Distributor LLC, a New York limited liability company and a subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for the Fund.

CUSTODIAN AND ACCOUNTING AGENT
State Street Bank & Trust Company, 801 Pennsylvania Avenue, Kansas City, MO 64105, is the Fund's custodian. The custodian pays for and collects proceeds of securities bought and sold by the Fund and attends to the collection of principal and income. The custodian may appoint domestic and foreign sub-custodians from time to time to hold certain securities purchased by the Fund in foreign countries and to hold cash and currencies for the Fund. In accordance with the requirements of Rule 17f-5, the Board has approved arrangements permitting the Fund's foreign assets not held by the custodian or its foreign branches to be held by certain qualified foreign banks and depositories. In addition, State Street Bank & Trust Company performs certain accounting and record keeping functions relating to portfolio transactions and calculates the Fund's net asset value.

TRANSFER AGENT
DST Systems, Inc., 210 W. 10th St., Kansas City, MO, 64106, acts as the transfer agent and dividend disbursing agent for the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP, Two World Financial Center, New York, NY, 10281, is the Independent Registered Public Accounting Firm of the Fund and must be approved at least annually by the Fund's Board to continue in such capacity. Deloitte & Touche LLP performs audit services for the Fund, including the examination of financial statements included in the Fund's Annual Report to Shareholders.

                                       6.
                    BROKERAGE ALLOCATIONS AND OTHER PRACTICES

Lord Abbett's and the Fund's policy is to obtain best execution on all portfolio transactions, which means that it seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, the Fund may pay, as described below, a higher commission than some brokers might charge on the same transaction. Lord Abbett's and the Fund's policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, the Fund, if considered advantageous, may make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability to obtain best execution of the Fund's portfolio transactions. Normally, the selection is made by traders who are employees of Lord Abbett. These traders also do the trading for other accounts -- investment companies and other investment clients -- managed by Lord Abbett. They are responsible for seeking best execution.

In transactions on stock exchanges in the United States, commissions are typically negotiated, whereas on many foreign stock exchanges commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Purchases from underwriters of newly-issued securities for inclusion in the Fund's portfolio usually will include a concession paid to the underwriter by the issuer, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

The Fund pays a commission rate that Lord Abbett believes is appropriate to give maximum assurance that the Fund's brokers will provide the Fund, on a continuing basis, with the highest level of brokerage services available. While Lord Abbett does not always seek the lowest possible commissions on particular trades, Lord Abbett believes that the Fund's commission rates are in line with the rates that many other institutions pay. The Fund's traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to the Fund and the other accounts Lord Abbett manages. Such services include showing the Fund trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market-proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

While neither Lord Abbett nor the Fund obtains third party research services from brokers executing portfolio transactions for the Fund, some of these brokers may provide proprietary research services, at least some of which are useful to Lord Abbett in its overall responsibilities with respect to the Fund and the other accounts Lord Abbett manages. In addition, Lord Abbett purchases third party research with its own funds. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. Such services may be used by Lord Abbett in servicing all its accounts, and not all of such services will necessarily be used by Lord Abbett in connection with its management of the Fund. Conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with its management of the Fund, and not all of such services will necessarily be used by Lord Abbett in connection with its advisory services to such other accounts. Lord Abbett cannot allocate research services received from brokers to any particular account, research services are not a substitute for Lord Abbett's services but are supplemental to its own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into its investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of proprietary research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be increased if it attempted to generate such additional information through its own staff.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.

Lord Abbett seeks to combine or "batch" purchases or sales of a particular security placed at the same time for similarly situated accounts, including the Fund, to facilitate "best execution" and to reduce other transaction costs, if relevant. Each account that participates in a particular batched order, including the Fund, will do so at the average share price for all transactions related to that order in that security on that business day. Lord Abbett generally allocates securities purchased or sold in a batched transaction among participating accounts in proportion to the size of the order placed for each account (i.e., pro-rata). Lord Abbett, however, may increase or decrease the amount of securities allocated to one or more accounts if necessary to avoid holding odd-lot or small numbers of shares in a client account. In addition, if Lord Abbett is unable to execute fully a batched transaction and determines that it would be impractical to allocate a small number of securities on a pro-rata basis among the participating accounts, Lord Abbett allocates the securities in a manner it determines to be fair to all accounts over time.

At times, Lord Abbett is not able to batch purchases and sales for all accounts or products it is managing, such as when an individually-managed account client directs us to use a particular broker for a trade (sometimes referred to as "directed accounts"), or when Lord Abbett is placing transactions for separately managed account programs (sometimes referred to as "wrap programs"). When it does not batch purchases and sales, Lord Abbett usually uses a rotation process for placing equity transactions on behalf of the different groups of accounts or products with respect to which transactions are communicated to the trading desk or placed at or about the same time. Generally, Lord Abbett will place trades first for transactions on behalf of the Lord Abbett funds and non-directed individually-managed institutional accounts, second for wrap programs, by program, and finally for directed accounts.

                                       7.
                                CLASSES OF SHARES

The Fund offers investors different classes of shares in this SAI. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. Investors should read this section carefully to determine which class represents the best investment option for their particular situation.

All classes of shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Additional classes, series, or funds may be added in the future. The Act requires that where more than one class, series, or fund exists, each class, series, or fund must be preferred over all other classes, series, or funds in respect of assets specifically allocated to such class, series, or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class, series, or fund in the matter are substantially identical or the matter does not affect any interest of such class, series, or fund. However, the Rule exempts the selection of the independent registered public accounting firm, the approval of a contract with a principal underwriter and the election of trustees from the separate voting requirements.

The Trust does not hold meetings of shareholders unless one or more matters are required to be acted on by shareholders under the Act. Under the Trust's Declaration and Agreement of Trust ("Declaration"), shareholder meetings may be called at any time by certain officers of the Trust or by a majority of the Trustees (i) for the purpose of taking action upon any matter requiring the vote or authority of the Fund's shareholders or upon other matters deemed to be necessary or desirable or (ii) upon the written request of the holders of at least one-quarter of the Fund's outstanding shares and entitled to vote at the meeting.

SHAREHOLDER LIABILITY. Delaware law provides that the Trust's shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private for profit corporations. The courts of some states, however, may decline to apply Delaware law on this point. The Declaration contains an express disclaimer of shareholder liability for the acts, obligations, or affairs of the Trust and requires that a disclaimer be given in each contract entered into or executed by the Trust. The Declaration provides for indemnification out of the Trust's property of any shareholder or former shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. Lord Abbett believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.

Under the Declaration, the Trustees may, without shareholder vote, cause the Trust to merge or consolidate into, or sell and convey all or substantially all of, the assets of the Trust to one or more trusts, partnerships or corporations, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Trust's registration statement. In addition, the Trustees may, without shareholder vote, cause the Trust to be incorporated under Delaware law.

Derivative actions on behalf of the Trust may be brought only by shareholders owning not less than 50% of the then outstanding shares of the Trust.

CLASS A SHARES. If you buy Class A shares, you pay an initial sales charge on investments of less than $1 million or on investments for Retirement and Benefit Plans with less than 100 eligible employees or on investments that do not qualify under the other categories listed under "Net Asset Value Purchases of Class A Shares." If you purchase Class A shares as part of an investment of at least $1 million (or for certain Retirement and Benefit Plans) in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but, subject to certain exceptions, if you redeem any of those shares on or before the 12th month after the month in which you buy them (24th month if the shares were purchased prior to November 1, 2004), you may pay a contingent deferred sales charge ("CDSC") of 1%.

CLASS B SHARES. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the sixth anniversary of buying them, you will normally pay a CDSC to Lord Abbett Distributor. That CDSC varies depending on how long you own shares. Class B shares are subject to service and distribution fees at an annual rate of 1% of the average daily net asset value of the Class B shares. The CDSC and the Rule 12b-1 plan applicable to the Class B shares are described in the Fund's Prospectus.

CONVERSIONS OF CLASS B SHARES. The conversion of Class B shares after the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

CLASS C SHARES. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you will normally pay a CDSC of 1% to Lord Abbett Distributor. Class C shares are subject to service and distribution fees at an annual rate of 1% of the average daily net asset value of the Class C shares. The CDSC and the Rule 12b-1 plan applicable to the Class C shares are described in the Fund's Prospectus.

CLASS P SHARES. If you buy Class P shares, you pay no sales charge at the time of purchase, and if you redeem your shares you pay no CDSC. Class P shares are subject to service and distribution fees at an annual rate of .45 of 1% of the average daily net asset value of the Class P shares. The Rule 12b-1 plan, applicable to the Class P shares, is described in the Fund's Prospectus. Class P shares are available to a limited number of investors.

RULE 12b-1 PLANS
CLASS A, B, C AND P. The Fund has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 of the Act for each of the classes offered in this SAI: the "A Plan," the "B Plan," the "C Plan," and the "P Plan," respectively. The principal features of each Plan are described in the Prospectus; however, this SAI contains additional information that may be of interest to investors. Each Plan is a compensation plan, allowing each class to pay a fixed fee to Lord Abbett Distributor that may be more or less than the expenses Lord Abbett Distributor actually incurs. In adopting each Plan and in approving its continuance, the Board has concluded that there is a reasonable likelihood that each Plan will benefit its respective class and its shareholders. The expected benefits include greater sales and lower redemptions of class shares, which should allow each class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. Each Plan compensates Lord Abbett Distributor for financing activities primarily intended to sell shares of the Fund. These activities include, but are not limited to, the preparation and distribution of advertising material and sales literature and other marketing activities. Lord Abbett Distributor also uses amounts received under each Plan, as described in the Prospectus, for payments to dealers and other agents for (i) providing continuous services to shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of the Fund.

Each Plan requires the Board to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan, the purposes for which such expenditures were made, and any other information the Board reasonably requests to enable it to make an informed determination of whether the Plans should be continued. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside Trustees"), cast in person at a meeting called for the purpose of voting on the Plan. No Plan may be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the Trustees including a majority of the outside Trustees. As long as the Plans are in effect, the selection or nomination of outside Trustees is committed to the discretion of the outside Trustees.

One Trustee, Thomas J. Neff, may be deemed to have an indirect financial interest in the operation of the Plans. Mr. Neff, an independent trustee of the Fund, also is a director of Hewitt Associates, Inc. and owns less than .01 of 1% of the outstanding shares of Hewitt Associates, Inc. Hewitt Associates is a global human resources outsourcing and consulting firm with approximately $2.2 billion in revenue in fiscal 2004. Hewitt Financial Services LLC, a subsidiary of Hewitt Associates, Inc., may receive payments from the 12b-1 Plans of the Fund and/or other Lord Abbett-sponsored Funds. In the twelve months ended October 31, 2005, Hewitt Financial Services LLC received 12b-1 payments totaling approximately $320,000 from all of the Lord Abbett-sponsored Funds in the aggregate.

Payments made pursuant to a Plan are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. A Plan terminates automatically if it is assigned. In addition, each Plan may be terminated at any time by vote of a majority of the outside Trustees or by vote of a majority of the outstanding voting securities of such class.

CONTINGENT DEFERRED SALES CHARGES. A CDSC applies upon early redemption of shares regardless of class, and (i) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (ii) will not be imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions) and upon early redemption of shares. In the case of Class A shares, this increase is represented by shares having an aggregate dollar value in your account. In the case of Class B and Class C shares, this increase is represented by that percentage of each share redeemed where the net asset value exceeded the initial purchase price.

CLASS A SHARES. As stated in the Prospectus, subject to certain exceptions, a CDSC of 1% is imposed with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) on which a one-time distribution fee of up to 1% has been paid if such shares are redeemed out of the Lord Abbett-sponsored fund within a period of 12 months (24 months if the shares were purchased prior to November 1, 2004) from the end of the month in which the original sale occurred.

CLASS B SHARES. As stated in the Prospectus, subject to certain exceptions, if Class B shares of the Fund (or Class B shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds. The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, for providing distribution-related services to the Fund in connection with the sale of Class B shares.

To minimize the effects of the CDSC or to determine whether the CDSC applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the sixth anniversary of their purchase, and (3) shares held the longest before such sixth anniversary.

The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

ANNIVERSARY OF THE DAY ON                         CONTINGENT DEFERRED SALES CHARGE
WHICH THE PURCHASE ORDER WAS ACCEPTED     ON REDEMPTIONS (AS % OF AMOUNT SUBJECT TO CHARGE)
-------------------------------------     -------------------------------------------------
Before the 1st                            5.0%
On the 1st, before the 2nd                4.0%
On the 2nd, before the 3rd                3.0%
On the 3rd, before the 4th                3.0%
On the 4th, before the 5th                2.0%
On the 5th, before the 6th                1.0%
On or after the 6th anniversary           None

In the table, an "anniversary" is the same calendar day in each respective year after the date of purchase. All purchases are considered to have been made on the business day on which the purchase order was accepted.

CLASS C SHARES. As stated in the Prospectus, subject to certain exceptions, if Class C shares are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder normally will be required to pay to Lord Abbett Distributor a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed. If such shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge also will be collected by Lord Abbett Distributor.

GENERAL. The percentage (1% in the case of Class A and Class C shares and 5% through 1% in the case of Class B shares) used to calculate CDSCs described above for the Class A, Class B and Class C shares is sometimes hereinafter referred to as the "Applicable Percentage."

With respect to Class A shares, a CDSC will not be assessed at the time of certain transactions, including redemptions by participants or beneficiaries from certain Retirement and Benefit Plans and benefit payments under Retirement and Benefit Plans in connection with plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. With respect to Class A share purchases by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor, no CDSC will be assessed at the time of redemptions that continue as investments in another fund participating in the program provided the Plan has not redeemed all, or substantially all, of its assets from the Lord Abbett-sponsored funds. With respect to Class B shares, no CDSC is payable for redemptions (i) in connection with Systematic Withdrawal Plan and Div-Move services as described below under those headings, (ii) in connection with a mandatory distribution under 403(b) plans and IRAs and (iii) in connection with the death of the shareholder. In the case of Class A shares, the CDSC is received Lord Abbett Distributor and is intended to reimburse all or a portion of the amount paid by the Fund, or Lord Abbett Distributor, as the case may be, if the shares are redeemed before the Fund or Lord Abbett Distributor has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Fund. In the case of Class B and Class C shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse its expenses of providing distribution-related services to the Fund (including recoupment of the commission payments made) in connection with the sale of Class B and Class C shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the B or C Plan distribution fee.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the exchanged shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) shares representing an aggregate dollar amount of his or her account, in the case of Class A shares, (ii) that percentage of each share redeemed, in the case of Class B and Class C shares, derived from increases in the value of the shares above the total cost of shares being redeemed due to increases in net asset value, (iii) shares with respect to which no Lord Abbett-sponsored fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iv) shares that, together with exchanged shares, have been held continuously for 12 months from the end of the month in which the original sale occurred (in the case of Class A shares); for six years or more (in the case of Class B shares) and for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors that you should discuss with your financial adviser. The Fund's class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial adviser with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that generally apply to Class A, Class B, and Class C, and considered the effect of the higher distribution fees on Class B and Class C expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary based on the Fund's actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase. The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

HOW LONG DO YOU EXPECT TO HOLD YOUR INVESTMENT? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class B or Class C shares for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

INVESTING FOR THE SHORT TERM. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. This is because of the effect of the Class B CDSC if you redeem before the sixth anniversary of your purchase, as well as the effect of the Class B distribution fee on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $50,000), because there is no initial sales charge on Class C shares, and the CDSC does not apply to amounts you redeem after holding them one year.

However, if you plan to invest more than $50,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become. This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

In addition, it may not be suitable for you to place an order for Class B or Class C shares for Retirement and Benefit Plans with at least 100 eligible employees or for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases. You should discuss this with your financial advisor.

INVESTING FOR THE LONGER TERM. If you are investing for the longer term (for example, to provide for future college expenses for your child) and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate investment option, if you plan to invest less than $50,000. If you plan to invest more than $50,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Rights of Accumulation.

Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, and should not be relied on as rigid guidelines.

ARE THERE DIFFERENCES IN ACCOUNT FEATURES THAT MATTER TO YOU? Some account features are available in whole or in part to Class A, Class B, and Class C shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable in non-Retirement and Benefit Plan accounts for Class B shareholders (because of the effect of the CDSC on the entire amount of a withdrawal if it exceeds 12% annually) and in any account for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year). See "Systematic Withdrawal Plan" under "Services For Fund Investors" in the Prospectus for more information about the 12% annual waiver of the CDSC for Class B shares. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class B and Class C shareholders will be reduced by the expenses borne solely by each of these classes, such as the higher distribution fee to which Class B and Class C shares are subject.

HOW DO PAYMENTS AFFECT MY BROKER? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A and Class B shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares. It is important that investors understand that the primary purpose of the CDSC for the Class B shares and the distribution fee for Class B and Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares. The CDSC, if payable, supplements the Class B distribution fee and reduces the Class C distribution fee expenses for the Fund and Class C shareholders.

                                       8.
            PURCHASES, REDEMPTIONS, PRICING, AND PAYMENTS TO DEALERS

Information concerning how we value Fund shares is contained in the Prospectus under "Purchases" and "Redemptions."

The Fund's Board has adopted policies and procedures that are designed to prevent or stop excessive trading and market timing. Please see the Prospectus under "Purchases."

Under normal circumstances we calculate the Fund's net asset value as of the close of the NYSE on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Portfolio securities are valued at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange, or on the NASDAQ National Market System are valued at the last sale price, or, if there is no sale on that day, at the last bid, or, in the case of bonds, in the over-the-counter market if that market more accurately reflects the market value of the bonds. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the last bid and asked prices. Over-the-counter fixed income securities are valued at prices supplied by independent pricing services, which reflect broker-dealer-supplied valuations and electronic data processing techniques reflecting the mean between the bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board.

All assets and liabilities expressed in foreign currencies will be converted into United States dollars at the exchange rates of such currencies against United States dollars provided by an independent pricing service at the close of regular trading on the London

Stock Exchange. If such exchange rates are not available, the rate of exchange will be determined in accordance with the policies established by the Board.

NET ASSET VALUE PURCHASES OF CLASS A SHARES. As stated in the Prospectus, our Class A shares may be purchased at net asset value under the following circumstances: a) purchases of $1 million or more, b) purchases by Retirement and Benefit Plans with at least 100 eligible employees, c) purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases, d) purchases made with dividends and distributions on Class A shares of another Eligible Fund, e) purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for Class A shares, f) purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor, g) purchases made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services (including so-called "mutual fund wrap account programs"), provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases, h) purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor, i) purchases by each Lord Abbett-sponsored fund's directors or trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers), or j) purchases through a broker-dealer for clients that participate in an arrangement with the broker-dealer under which the client pays the broker-dealer a fee based on the total asset value of the client's account for all or a specified number of securities transactions, including purchases of mutual fund shares, in the account during a certain period.

Our Class A shares also may be purchased at net asset value i) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds, ii) in connection with a merger, acquisition or other reorganization, iii) by employees of our shareholder servicing agent, or iv) by the trustee or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of the directors, trustees, employees of Lord Abbett, or employees of our shareholder service agents. Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or the Fund has a business relationship.

EXCHANGES. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares of any class for those in the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level), (ii) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. ("GSMMF"), or (iii) any authorized institution's affiliated money market fund meeting certain criteria set by Lord Abbett Distributor as to certain omnibus accounts and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF" to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds and AMMFs have the same right to exchange their shares for the corresponding class of the Fund's shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received in proper form prior to the close of the NYSE. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment in a Lord Abbett-sponsored fund). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. We reserve the right to modify, restrict or reject any purchase order or exchange request if the Fund or Lord Abbett Distributor determines that it is in the best interest of the Fund and its shareholders. The Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. We can revoke or modify the privilege for all shareholders upon 60 days' written notice.

"Eligible Funds" are AMMF and other Lord Abbett-sponsored funds that are eligible for the exchange privilege, except Lord Abbett Series Fund, Inc. ("LASF"). The exchange privilege will not be available with respect to any otherwise "Eligible Funds," the shares of which at the time are not available to new investors of the type requesting the exchange.

The other funds and series that participate in the Telephone Exchange Privilege except (a) GSMMF, (b) certain series of Lord Abbett Municipal Income Fund and Lord Abbett Municipal Income Trust for which a Rule 12b-1 Plan is not yet in effect, and (c) AMMF (collectively, the "Non-12b-1 Funds") have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett-sponsored funds or between such funds and AMMF. Upon redemption of shares out of the Lord Abbett-sponsored funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A shares and (ii) to Lord Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B and the Class C shares. Thus, if shares of a Lord Abbett-sponsored fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC (a) on behalf of other Lord Abbett-sponsored funds, in the case of the Class A shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class B and the Class C shares. Acquired Shares held in GSMMF and AMMF that are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

LETTER OF INTENTION. Under the terms of the Letter of Intention as described in the Prospectus, Purchasers (as defined in the Prospectus) may invest $50,000 or more over a 13-month period in Class A, B, C, and P shares of any Eligible Fund. Such Class A, B, C, and P shares as offered by other Lord Abbett sponsored funds, and currently owned by you are credited as purchases (at their current offering prices on the date the Letter of Intention is signed) toward achieving the stated investment and reduced initial sales charge for new purchases of Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Letter of Intention is not completed. The Letter of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, the full amount indicated.

RIGHTS OF ACCUMULATION. As stated in the Prospectus, Purchasers (as defined in the Prospectus) may aggregate their investments in Class A, B, C, and P shares of any Eligible Fund so that a current investment, plus the Purchaser's holdings valued at the public offering price, reach a level eligible for a discounted sales charge for Class A shares.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or otherwise by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission ("SEC") deems an emergency to exist.

The Board may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 60 days' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

DIV-MOVE. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible Fund. The account must either be your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

INVEST-A-MATIC. The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the

Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

SYSTEMATIC WITHDRAWAL PLAN. The Systematic Withdrawal Plan ("SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000 in the case of Class A or Class C shares and $25,000 in the case of Class B shares. Lord Abbett prototype retirement plans have no such minimum. With respect to Class B shares, the CDSC will be waived on redemptions of up to 12% per year of the current net asset value of your account at the time the SWP is established. For Class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the Fund for assistance in minimizing the CDSC in this situation. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Because the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when, in effect, a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

RETIREMENT PLANS. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms including 401(k) plans and custodial agreements for IRAs (Individual Retirement Accounts, including Traditional, Education, Roth and SIMPLE IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans. The forms name State Street Bank & Trust Company as custodian and contain specific information about the plans excluding 401(k) plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

REVENUE SHARING AND OTHER PAYMENTS TO DEALERS AND FINANCIAL INTERMEDIARIES. As described in the Fund's prospectus, Lord Abbett or Lord Abbett Distributor, in its sole discretion, at its own expense and without cost to the Fund or shareholders, also may make payments to dealers and other firms authorized to accept orders for Fund shares (collectively, "Dealers") in connection with marketing and/or distribution support for Dealers, shareholder servicing, entertainment, training and education activities for the Dealers, their investment professionals and/or their clients or potential clients, and/or the purchase of products or services from such Dealers. Some of these payments may be referred to as revenue sharing payments. As of the date of this statement of additional information, the Dealers to whom Lord Abbett or Lord Abbett Distributor may make revenue sharing payments (not including payments for entertainment, and training and education activities for the Dealers, their investment professionals and/or their clients or potential clients) with respect to the Fund and/or other Lord Abbett Funds were as follows:


          Allstate Life Insurance Company
          Allstate Life Insurance Company of New York
          A.G. Edwards & Sons, Inc.
          B.C. Ziegler and Company
          Bodell Overcash Anderson & Co., Inc.
          Cadaret, Grant & Co., Inc.
          Citigroup Global Markets, Inc.
          Edward D. Jones & Co.
          Family Investors Company
          James I. Black & Co.
          Linsco/Private Ledger Corp.
          Mass Mutual Life Investors Services, Inc.
          McDonald Investments Inc.
          Merrill Lynch, Pierce, Fenner & Smith Incorporated
          (and/or certain of its affiliates)
          Metlife Securities, Inc.
          Morgan Stanley DW, Inc.
          National Financial Partners
          Phoenix Life and Annuity Co.
          Piper Jaffrey & Co.
          Protective Life Insurance Company
          Prudential Investment Management Services LLC
          RBC Dain Rauscher
          Raymond James & Associates, Inc.
          Raymond James Financial Services, Inc.
          Sun Life Assurance Company of Canada
          The Travelers Insurance Company
          The Travelers Life and Annuity Company
          UBS Financial Services Inc.
          Wachovia Securities, LLC


For more specific information about any revenue sharing payments made to your Dealer, investors should contact their investment professionals.

Thomas J. Neff, an independent trustee of the Fund, is a director of Hewitt Associates, Inc. and owns less than .01 of 1% of the outstanding shares of Hewitt Associates, Inc. Hewitt Associates is a global human resources outsourcing and consulting firm with approximately $2.8 billion in revenue in fiscal 2005. Hewitt Associates LLC, a subsidiary of Hewitt Associates, Inc., may receive recordkeeping payments from the Fund and/or other Lord Abbett-sponsored funds. In the twelve months ended October 31, 2005, Hewitt Associates LLC received recordkeeping payments totaling approximately $414,000 from all of the Lord Abbett-sponsored Funds in the aggregate.


REDEMPTIONS IN KIND. Under circumstances in which it is deemed detrimental to the best interests of the Fund's shareholders to make redemption payments wholly in cash, the Fund may pay any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund's net assets by a distribution in kind of readily marketable securities in lieu of cash. The Fund presently has no intention to make redemptions in kind under normal circumstances, unless specifically requested by a shareholder.

                                       9.
                              TAXATION OF THE FUND

The Fund has elected, has qualified, and intends to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986 (the "Code"). If it qualifies as a regulated investment company, the Fund will not be liable for U.S. federal income taxes on income and capital gains that the Fund timely distributes to its shareholders. If in any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates and when such income is distributed, such distributions will be further taxed at the shareholder level. Assuming the Fund does qualify as a regulated investment company, it will be subject to a 4% non-deductible excise tax on certain amounts that are not distributed or treated as having been distributed on a timely basis each calendar year. The Fund intends to distribute to its shareholders each year an amount adequate to avoid the imposition of this excise tax.

The Fund intends to declare and pay as dividends each year substantially all of its net income from investments. Dividends paid by the Fund from its ordinary income or net realized short-term capital gains are taxable to you as ordinary income; however, certain qualified dividend income that the Fund receives and distributes to you is subject to a reduced tax rate of 15% (5% if you are in the 10% or 15% tax brackets) if you meet the general requirement of having held your Fund shares for more than 60 days, and you satisfy certain other requirements.

Dividends paid by the Fund from its net realized long-term capital gains are taxable to you as long-term capital gains, regardless of the length of time you have owned Fund shares. The maximum federal income tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are currently (i) the same as ordinary income tax rates for capital assets held for one year or less, and (ii) 15% (5% for taxpayers in the 10% or 15% tax brackets) for capital assets held for more than one year. You should also be aware that the benefits of the long-term capital gains and qualified dividend rates may be reduced if you are subject to the alternative minimum tax. Capital gains recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations. All dividends are taxable regardless of whether they are received in cash or reinvested in Fund shares.

The Fund's net capital losses for any year cannot be passed through to you but can be carried forward for a period of years to offset the Fund's capital gains in those years. To the extent capital gains are offset by such losses, they do not result in tax liability to the Fund and are not expected to be distributed to you as long-term capital gains dividends.

Dividends paid by the Fund to corporate shareholders may qualify for the dividends received deduction to the extent they are derived from dividends paid to the Fund by domestic corporations. If you are a corporation, you must have held your Fund shares for more than 45 days to qualify for the dividends received deduction. The dividends received deduction may be limited if you incur indebtedness to acquire Fund shares, and may result in reduction to the basis of your shares in the Fund if the dividend constitutes an extraordinary dividend at the Fund level.

Distributions paid by the Fund that do not constitute dividends because they exceed the Fund's current and accumulated earnings and profits will be treated as a return of capital and reduce the tax basis of your Fund shares. To the extent that such distributions exceed the tax basis of your Fund shares, the excess amounts will be treated as gains from the sale of the shares.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November, or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed paid by the Fund and received by you on December 31 of that calendar year if the distribution is paid by the Fund in January of the following year. The Fund will send you annual information concerning the tax treatment of dividends and other distributions paid to you by the Fund.

At the time of your purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or to undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to you even if the net asset value of your shares is, as a result of the distributions, reduced below your cost for such shares and the distributions economically represent a return of a portion of your investment.

In general, if Fund shares are sold, you will recognize gain or loss equal to the difference between the amount realized on the sale and your adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. However, if your holding period in your Fund shares is six months or less, any capital loss realized from a sale, exchange, or redemption of such shares must be treated as long-term capital loss to the extent of dividends classified as "capital gain dividends" received with respect to such shares. Losses on the sale of Fund shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, you acquire shares that are substantially identical.

If your Fund shares are redeemed by a distribution of securities, you will be taxed as if you had received cash equal to the fair market value of the securities. Consequently, you will have a fair market value basis in the securities.

Under Treasury regulations, if you are an individual and recognize a loss with respect to Fund shares of $2 million or more (if you are a corporation, $10 million or more) in any single taxable year (or greater amounts over a combination of years), you may be required to file a disclosure statement with the Internal Revenue Service.

Certain investment practices that the Fund may utilize, such as investing in options, futures, forward contracts, short sales, foreign currency, or foreign entities classified as "passive foreign investment companies" for U.S. tax purposes, may affect the amount, character, and timing of the recognition of gains and losses by the Fund. Such transactions may in turn affect the amount and character of Fund distributions to you.

The Fund may in some cases be subject to foreign withholding taxes, which would reduce the yield on its investments. It is generally expected that the Fund will not be eligible to pass through to you the ability to claim a federal income tax credit or deduction for foreign income taxes paid by the Fund.

You may be subject to a 28% withholding tax on reportable dividends, capital gain distributions, and redemptions ("backup withholding"). Generally, you will be subject to backup withholding if the Fund does not have your certified taxpayer identification number on file, or, to the Fund's knowledge, the number that you have provided is incorrect or backup withholding is applicable as a result of your previous underreporting of interest or dividend income. When establishing an account, you must certify under penalties of perjury that your taxpayer identification number is correct and that you are not otherwise subject to backup withholding.

The tax rules of the various states of the United States and their local jurisdictions with respect to distributions from the Fund can differ from the U.S. federal income tax rules described above. Many states allow you to exclude from your state taxable income the percentage of dividends derived from certain federal obligations, including interest on some federal agency obligations. Certain states, however, may require that a specific percentage of the Fund's income be derived from federal obligations before such dividends may be excluded from state taxable income. The Fund may invest some or all of its assets in such federal obligations. The Fund intends to provide to you on an annual basis information to permit you to determine whether Fund dividends derived from interest on federal obligations may be excluded from state taxable income.

If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply and you should consult your tax adviser for detailed information about the tax consequences to you of owning Fund shares.

The foregoing discussion addresses only the U.S. federal income tax consequences applicable to U.S. persons (generally, U.S. citizens or residents (including certain former citizens and former long-term residents), domestic corporations or domestic entities taxed as corporations for U.S. tax purposes, estates the income of which is subject to U.S. federal income taxation regardless of its source, and trusts if a court within the United States is able to exercise primary supervision over their administration and at least one U.S. person has the authority to control all substantial decisions of the trusts). The treatment of the owner of an interest in an entity that is a pass-through entity for U.S. tax purposes (e.g., partnerships and disregarded entities) and that owns Fund shares will generally depend upon the status of the owner and the activities of the pass-through entity. If you are not a U.S. person or are the owner of an interest in a pass-through entity that owns Fund shares, you should consult your tax adviser regarding the U.S. and foreign tax consequences of the ownership of Fund shares, including the applicable rate of U.S. withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of U.S. gift and estate taxes.

Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, exchange, or redemption of your Fund shares.

                                       10.
                                   UNDERWRITER

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for the Trust. The Trust has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Fund, and to make reasonable efforts to sell Fund shares on a continuous basis so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

For the last three fiscal years, Lord Abbett Distributor, as the Trust's principal underwriter, received net commissions after allowance of a portion of the sales charge to independent dealers with respect to Class A shares as follows:

                                     FISCAL YEAR ENDED OCTOBER 31,

                               2005           2004           2003
                               ----           ----           ----
Gross sales charge             $ 22,161,644   $ 21,403,660   $ 5,836,926

Amount allowed    to dealers   $ 18,706,435   $ 18,075,549   $ 4,946,816

Net commissions received
by Lord Abbett Distributor     $  3,455,209   $  3,328,111   $   890,110

In addition, Lord Abbett Distributor, as the Trust's principal underwriter, received the following compensation for the fiscal year ended October 31, 2005:

                                            BROKERAGE
                        COMPENSATION        COMMISSIONS
                        ON REDEMPTION       IN CONNECTION                OTHER
                        AND REPURCHASE      WITH FUND TRANSACTIONS       COMPENSATION
                        --------------      ----------------------       ------------
Class A                 $ 0                 $ 0                          $ 2,064,326.14

Class B                 $ 0                 $ 0                          $       596.67*

Class C                 $ 0*                $ 0                          $     2,516.90*

Class P                 $ 0                 $ 0                          $       119.45

* Excludes 12b-1 payments and CDSC fees received during the first year of the associated investment as repayment of fees advanced by Lord Abbett Distributor to Broker/Dealers at the time of sale.

                                       11.
                                   PERFORMANCE

The Fund computes the average annual compounded rates of total return during specified periods (i) before taxes, (ii) after taxes on Fund distributions, and
(iii) after taxes on Fund distributions and redemption (or sale) of Fund shares at the end of the measurement period. The Fund equates the initial amount invested to the ending (redeemable) value of such investment by adding one to the computed average annual total return, expressed as a percentage, (i) before taxes, (ii) after taxes on Fund distributions, and (iii) after taxes on Fund distributions and redemption of Fund shares at the end of the measurement period, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all distributions (i) without the effect of taxes, (ii) less taxes due on such Fund distributions, and (iii) less taxes due on such Fund distributions and redemption of Fund shares, on the reinvestment dates at prices calculated as stated in the Prospectus. The ending (redeemable) value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation and, in the case of after taxes on Fund distributions and redemption of Fund shares, includes subtracting capital gains taxes resulting from the redemption and adjustments to take into account the tax benefit from any capital losses that may have resulted from the redemption.

In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment (unless the total return is shown at net asset value). For Class B shares, the payment of the applicable CDSC (5.0% prior to the first anniversary of purchase, 4.0% prior to the second anniversary of purchase, 3.0% prior to the third and fourth anniversaries of purchase, 2.0% prior to the fifth anniversary of purchase, 1.0% prior to the sixth anniversary of purchase and no CDSC on and after the sixth anniversary of purchase) is applied to a Fund's investment result for that class for the time period shown (unless the total return is shown at net asset value). For Class C shares, the 1.0% CDSC is applied to a Fund's investment result for that class for the time period shown prior to the first anniversary of purchase (unless the total return is shown at net asset value). For Class P shares, total returns are shown at net asset value.

The Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports, or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. The Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature. In addition, the Fund may from time to time advertise or describe in sales literature its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services, and/or investments for which reliable performance information is available

                                       12.
                              FINANCIAL STATEMENTS

Not Applicable.

                                   APPENDIX A


                                   APPENDIX A

                      FUND PORTFOLIO INFORMATION RECIPIENTS

The following is a list of the third parties that may receive portfolio holdings or related information under the circumstances described above under Investment Policies - Policies and Procedures Governing Disclosure of Portfolio Holdings:


                                                                       PORTFOLIO COMMENTARIES,
                                                                       FACT SHEETS, PERFORMANCE
                                                  PORTFOLIO HOLDINGS   ATTRIBUTION INFORMATION
                                                  (ITEM #1)*           (ITEM #2)*
ABN-AMRO Asset Management                                                        Monthly
ADP Retirement Services                                                          Monthly
AG Edwards                                                                       Monthly
AIG SunAmerica                                                                   Monthly
Allstate Life Insurance Company                                                  Monthly
Alpha Investment Consulting Group LLC                                            Monthly
American Express Retirement Services                                             Monthly
American United Life Insurance Company                                           Monthly
AMG                                                                              Monthly
Amivest Capital Management                                                       Monthly
Amvescap Retirement                                                              Monthly
AON Consulting                                                                   Monthly
Arnerich Massena & Associates, Inc.                    Monthly                   Monthly
Asset Performance Partners                                                       Monthly
Asset Strategies Portfolio Services, Inc.                                        Monthly
AXA Financial Services                                                           Monthly
Bank of America Corporation                                                      Monthly
Bank of New York                                                                 Monthly
Bank of Oklahoma                                                                 Monthly
Bank One                                                                         Monthly
B.C. Zeigler                                                                     Monthly
Becker, Burke Associates                               Monthly                   Monthly
Bell GlobeMedia Publishing Co.                         Monthly
Bellweather Consulting                                                           Monthly
Berthel Schutter                                       Monthly                   Monthly
BilkeyKatz Investment Consultants                      Monthly
Brown Brothers Harriman                                                          Monthly
Buck Consultants, Inc.                                                           Monthly
Callan Associates Inc.                                 Monthly                   Monthly
Cambridge Associates LLC                                                         Monthly
Cambridge Financial Services                                                     Monthly
Ceridian                                                                         Monthly
Charles Schwab & Co                                                              Monthly
Chicago Trust Company                                                            Monthly
CIBC Oppenheimer                                                                 Monthly
CitiStreet Retirement Services                                                   Monthly
Clark Consulting                                                                 Monthly

                                                                       PORTFOLIO COMMENTARIES,
                                                                       FACT SHEETS, PERFORMANCE
                                                  PORTFOLIO HOLDINGS   ATTRIBUTION INFORMATION
                                                  (ITEM #1)*           (ITEM #2)*
Columbia Funds                                                                   Monthly
Columbia Management Group                                                        Monthly
Columbia Trust Company                                                           Monthly
Concord Advisory Group Ltd.                            Monthly                   Monthly
Consulting Services Group, LP                                                    Monthly
Copic Financial                                                                  Monthly
CPI Qualified Plan Consultants                                                   Monthly
CRA RogersCasey                                                                  Monthly
Curcio Webb                                            Monthly                   Monthly
D.A. Davidson                                                                    Monthly
Dahab Assoc.                                                                     Monthly
Daily Access                                                                     Monthly
Defined Contribution Advisors, Inc.                                              Monthly
Delaware Investment Advisors                                                     Monthly
Deloitte & Touche LLP                               Semi-Annually
DeMarche Associates, Inc.                                                        Monthly
DiMeo Schneider & Associates                                                     Monthly
Disabato Associates, Inc.                                                        Monthly
Diversified Investment Advisors, Inc.                                            Monthly
EAI                                                                              Monthly
Edward Jones                                                                     Monthly
Ennis, Knupp & Associates                                                        Monthly
Federated Investors                                                              Monthly
Fidelity Investment                                                              Monthly
Fidelity Investments                                                             Monthly
Fifth Third Bank                                                                 Monthly
First Mercantile Trust Co.                                                       Monthly
FleetBoston Financial Corp.                                                      Monthly
Franklin Templeton                                                               Monthly
Freedom One Investment Advisors                                                  Monthly
Frost Bank                                                                       Monthly
Fuji Investment Management Co., Ltd.                                             Monthly
Fund Evaluation Group, Inc.                                                      Monthly
Goldman Sachs                                                                    Monthly
Great West Life and Annuity Insurance Company                                    Monthly
Greenwich Associates                                                             Monthly
Guardian Life Insurance                                                          Monthly
Hartford Life Insurance Company                                                  Monthly
Hartland & Co.                                                                   Monthly
Hewitt Financial Services, LLC                                                   Monthly
Hewitt Investment Group                                                          Monthly
Highland Consulting Associates, Inc.                                             Monthly
Holbien Associates, Inc.                                                         Monthly

                                                                       PORTFOLIO COMMENTARIES,
                                                                       FACT SHEETS, PERFORMANCE
                                                  PORTFOLIO HOLDINGS   ATTRIBUTION INFORMATION
                                                  (ITEM #1)*           (ITEM #2)*
Horace Mann Life Insurance Company                                               Monthly
HSBC                                                                             Monthly
ICMA Retirement Corp.                                                            Monthly
ING                                                                              Monthly
Institutional Shareholder Services, Inc.               Monthly                   Monthly
Intuit                                                                           Monthly
INVESCO Retirement Services                                                      Monthly
Invesmart                                                                        Monthly
Investment Consulting Services, LLC                                              Monthly
Invivia                                                                          Monthly
Irish Life Inter. Managers                             Monthly
Janney Montgomery Scott LLC                                                      Monthly
Jefferson National Life Insurance Company                                        Monthly
Jeffrey Slocum & Associates, Inc.                      Monthly                   Monthly
JP Morgan Consulting                                                             Monthly
JP Morgan Fleming Asset Management                                               Monthly
JP Morgan Investment Management                                                  Monthly
Kmotion, Inc.                                          Monthly
LCG Associates, Inc.                                                             Monthly
Legacy Strategic Asset Mgmt. Co.                                                 Monthly
Legg Mason                                                                       Monthly
Lincoln Financial                                                                Monthly
LPL Financial Services                                                           Monthly
Manulife Financial                                                               Monthly
Marco Consulting Group                                                           Monthly
Marquette Associates, Inc.                                                       Monthly
MassMutual Financial Group                                                       Monthly
McDonald                                                                         Monthly
Meketa Investment Group                                                          Monthly
Mellon Employee Benefit Solutions                                                Monthly
Mellon Human Resources & Investor Solutions                                      Monthly
Mercer HR Services                                                               Monthly
Mercer Investment Consulting                                                     Monthly
Merrill Corporation                                    Monthly                   Monthly
Merrill Lynch                                                                    Monthly
Merrill Lynch, Pierce, Fenner & Smith, Inc.            Monthly
MetLife                                                                          Monthly
MetLife Investors                                                                Monthly
MFS Retirement Services, Inc.                                                    Monthly
MFS/Sun Life Financial Distributors, Inc.                                        Monthly
(MFSLF)
Midland National Life                                                            Monthly
Milliman & Robertson Inc.                                                        Monthly

                                                                       PORTFOLIO COMMENTARIES,
                                                                       FACT SHEETS, PERFORMANCE
                                                  PORTFOLIO HOLDINGS   ATTRIBUTION INFORMATION
                                                  (ITEM #1)*           (ITEM #2)*
Minnesota Life Insurance Company                                                 Monthly
ML Benefits & Investment Solutions                                               Monthly
Monroe Vos Consulting Group, Inc.                                                Monthly
Morgan Keegan                                                                    Monthly
Morgan Stanley Dean Witter                                                       Monthly
MorganStanley                                                                    Monthly
Morningstar Associates, Inc.                                                     Monthly
National City Bank                                                               Monthly
Nationwide Financial                                                             Monthly
NCCI Holdings, Inc.                                                              Monthly
New England Pension Consultants                                                  Monthly
New York Life Investment Management                                              Monthly
Nordstrom Pension Consulting (NPC)                                               Monthly
NY Life Insurance Company                                                        Monthly
Oxford Associates                                                                Monthly
Palmer & Cay Investment Services                                                 Monthly
Paul L. Nelson & Associates                                                      Monthly
Peirce Park Group                                                                Monthly
Pension Consultants, Inc.                                                        Monthly
PFE Group                                                                        Monthly
PFM Group                                                                        Monthly
PFPC, Inc.                                                                       Monthly
Phoenix Life Insurance Company                                                   Monthly
Piper Jaffray/ USBancorp                                                         Monthly
Planco                                                 Monthly
PNC Advisors                                                                     Monthly
Portfolio Evaluations, Inc.                                                      Monthly
Prime, Buchholz & Associates, Inc.                                               Monthly
Protective Life Corporation                                                      Monthly
Prudential Financial                                                             Monthly
Prudential Investments                                                           Monthly
Prudential Securities, Inc.                                                      Monthly
Putnam Investments                                                               Monthly
Quant Consulting                                                                 Monthly
Reuters, Ltd.                                          Monthly                   Monthly
R.V. Kuhns & Associates, Inc.                                                    Monthly
Raymond James Financial                                                          Monthly
RBC Dain Rauscher                                                                Monthly
Rocaton Investment Advisors, LLC                                                 Monthly
Ron Blue & Co.                                                                   Monthly
Roszel Advisors, LLC (MLIG)                                                      Monthly
Scudder Investments                                                              Monthly
Segal Advisors                                                                   Monthly
SEI Investment                                                                   Monthly

                                                                       PORTFOLIO COMMENTARIES,
                                                                       FACT SHEETS, PERFORMANCE
                                                  PORTFOLIO HOLDINGS   ATTRIBUTION INFORMATION
                                                  (ITEM #1)*           (ITEM #2)*
SG Constellation LLC                                   Monthly                   Monthly
Shields Associates                                                               Monthly
Smith Barney                                                                     Monthly
Spagnola-Cosack, Inc.                                                            Monthly
Standard & Poor's                                                                Monthly
Stanton Group                                                                    Monthly
State Street Bank & Trust Co.                          Monthly                   Monthly
Stearne, Agee & Leach                                                            Monthly
Stephen's, Inc.                                                                  Monthly
Stifel Nicolaus                                                                  Monthly
Strategic Advisers, Inc.                               Monthly
Strategic Investment Solutions                                                   Monthly
Stratford Advisory Group, Inc.                                                   Monthly
Summit Strategies Group                                                          Monthly
Sun Life Financial Distributors, Inc.                                            Monthly
T. Rowe Price Associates, Inc.                                                   Monthly
TD Asset Management                                                              Monthly
The 401k Company                                                                 Monthly
The Carmack Group, Inc.                                                          Monthly
The Managers Fund                                                                Monthly
The Vanguard Group                                                               Monthly
Towers Perrin                                                                    Monthly
Transamerica Retirement Services                                                 Monthly
Travelers Life & Annuity Company                                                 Monthly
UBS- Prime Consulting Group                                                      Monthly
UMB                                                                              Monthly
Union Bank of California                                                         Monthly
US Bank                                                                          Monthly
USI Retirement                                                                   Monthly
Valic                                                                            Monthly
Vanguard                                                                         Monthly
Victory Capital Management                                                       Monthly
Vestek Systems, Inc.                                   Monthly
Wachovia Bank                                                                    Monthly
Watson Wyatt Worldwide                                 Monthly                   Monthly
Welch Hornsby                                                                    Monthly
Wells Fargo                                                                      Monthly
William M. Mercer Consulting Inc.                                                Monthly
Wilshire Associates Incorporated                                                 Monthly
Wurts & Associates                                     Monthly                   Monthly
Wyatt Investment Consulting, Inc.                                                Monthly

                                                                       PORTFOLIO COMMENTARIES,
                                                                       FACT SHEETS, PERFORMANCE
                                                  PORTFOLIO HOLDINGS   ATTRIBUTION INFORMATION
                                                  (ITEM #1)*           (ITEM #2)*
Yanni Partners                                                                   Monthly


----------
  *This information is or may be provided within 15 days after the end of the period indicated below, unless otherwise noted. Many of the recipients actually receive the information on a quarterly basis, rather than on a monthly basis as noted in the chart.

                                   APPENDIX B

                                                                NOVEMBER 8, 2005

                             LORD, ABBETT & CO. LLC
                      PROXY VOTING POLICIES AND PROCEDURES

                                  INTRODUCTION

     Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process. Lord Abbett's Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Director of Equity Investments, the Firm's Managing Member and its General Counsel. Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team's portfolio is voted in a timely manner in accordance with those policies. In each case where an investment team declines to follow a recommendation of a company's management, a detailed explanation of the reason(s) for the decision is entered into the proxy voting system. Lord Abbett has retained Institutional Shareholder Services ("ISS") to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.

     The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee, composed solely of independent directors. The Funds' Proxy Committee Charter provides that the Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

     Lord Abbett is a privately-held firm, and we conduct only one business: we manage the investment portfolios of our clients. We are not part of a larger group of companies conducting diverse financial operations. We would therefore expect, based on our past experience, that the incidence of an actual conflict of interest involving Lord Abbett's proxy voting process would be limited. Nevertheless, if a potential conflict of interest were to arise, involving one or more of the Lord Abbett Funds, where practicable we would disclose this potential conflict to the affected Funds' Proxy Committees and seek voting instructions from those Committees in accordance with the procedures described below under "Specific Procedures for Potential Conflict Situations". If it were not practicable to seek instructions from those Committees, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow a recommendation of ISS. If such a conflict arose with any other client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow the recommendation of ISS.

              SPECIFIC PROCEDURES FOR POTENTIAL CONFLICT SITUATIONS

SITUATION 1. Fund Independent Board Member on Board (or Nominee for Election to Board) of Publicly Held Company Owned by a Lord Abbett Fund.

     Lord Abbett will compile a list of all publicly held companies where an Independent Board Member serves on the board of directors, or has indicated to Lord Abbett that he is a nominee for election to the board of directors (a "Fund Director Company"). If a Lord Abbett Fund owns stock in a Fund Director Company, and if Lord Abbett has decided NOT to follow the proxy voting recommendation of ISS, then Lord Abbett shall bring that issue to the Fund's Proxy Committee for instructions on how to vote that proxy issue.

     The Independent Directors have decided that the Director on the board of the Fund Director Company will not participate in any discussion by the Fund's Proxy Committee of any proxy issue for that Fund Director Company or in the voting instruction given to Lord Abbett.

SITUATION 2. Lord Abbett has a Significant Business Relationship with a Company.

     Lord Abbett will compile a list of all publicly held companies (or which are a subsidiary of a publicly held firm) that have a significant business relationship with Lord Abbett (a "Relationship Firm"). A "significant business relationship" for this purpose means: (a) a broker dealer firm which sells one percent or more of the Lord Abbett Funds' total shares for the last 12 months; (b) a firm which is a sponsor firm with respect to Lord Abbett's Private Advisory Services business; (c) an institutional client which has an investment management agreement with Lord Abbett; (d) an institutional investor having at least $5 million in Class Y shares of the Lord Abbett Funds; and (e) a large plan 401(k) client with at least $5 million under management with Lord Abbett.

     For each proxy issue involving a Relationship Firm, Lord Abbett shall notify the Fund's Proxy Committee and shall seek voting instructions from the Fund's Proxy Committee only in those situations where Lord Abbett has proposed NOT to follow the recommendations of ISS.

SUMMARY OF PROXY VOTING GUIDELINES

     Lord Abbett generally votes in accordance with management's recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals. This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.

ELECTION OF DIRECTORS

     Lord Abbett will generally vote in accordance with management's recommendations on the election of directors. However, votes on director nominees are made on a case-by- case basis. Factors that are considered include current composition of the board and key- board nominees, long-term company performance relative to a market index, and the directors' investment in the company. We also consider whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest.

     There are some actions by directors that may result in votes being withheld. These actions include:

     1) Attending less than 75% of board and committee meetings without a valid excuse.
     2) Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.
     3) Failing to act on takeover offers where a majority of shareholders tendered their shares.
     4) Serving as inside directors and sit on an audit, compensation, stock option or nomination committee.
     5)   Failing to replace management as appropriate.

     We will generally approve proposals to elect directors annually. The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. The basic premise of the staggered election of directors is to provide a continuity of experience on the board and to prevent a precipitous change in the composition of the board. Although shareholders need some form of protection from hostile takeover attempts, and boards need tools and leverage in order to negotiate effectively with potential acquirers, a classified board tips the balance of power too much toward incumbent management at the price of potentially ignoring shareholder interests.

INCENTIVE COMPENSATION PLANS

     We usually vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case by case basis. We use ISS for guidance on appropriate compensation ranges for various industries and company sizes. In addition to considering the individual expertise of management and the value they bring to the company, we also consider the costs associated with stock-based incentive packages including shareholder value transfer and voting power dilution.

     We scrutinize very closely the approval of repricing or replacing underwater stock options, taking into consideration the following:

     1) The stock's volatility, to ensure the stock price will not be back in the money over the near term.
     2)   Management's rationale for why the repricing is necessary.
     3) The new exercise price, which must be set at a premium to market price to ensure proper employee motivation.

     4) Other factors, such as the number of participants, term of option, and the value for value exchange.

   In large-cap companies we would generally vote against plans that promoted short-term performance at the expense of longer-term objectives. Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans. Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies' compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.

SHAREHOLDER RIGHTS

CUMULATIVE VOTING

     We generally oppose cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

CONFIDENTIAL VOTING

     There are both advantages and disadvantages to a confidential ballot. Under the open voting system, any shareholder that desires anonymity may register the shares in the name of a bank, a broker or some other nominee. A confidential ballot may tend to preclude any opportunity for the board to communicate with those who oppose management proposals.

     On balance we believe shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.

                              SUPERMAJORITY VOTING

     Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

TAKEOVER ISSUES

     Votes on mergers and acquisitions must be considered on a case by case basis. The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights. It is our policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We are also opposed to amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more that 10% of the company's voting stock. Restructuring proposals will also be evaluated on a case by case basis following the same guidelines as those used for mergers.

     Among the more important issues that we support, as long as they are not tied in with other measures that clearly entrench management, are:

1) Anti-greenmail provisions, which prohibit management from buying back shares at above market prices from potential suitors without shareholder approval.

2) Fair Price Amendments, to protect shareholders from inequitable two-tier stock acquisition offers.

3) Shareholder Rights Plans (so-called "Poison Pills"), usually "blank check" preferred and other classes of voting securities that can be issued without further shareholder approval. However, we look at these proposals on a case by case basis, and we only approve these devices when proposed by companies with strong, effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support good long-range corporate goals. We vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

4) "Chewable Pill" provisions, are the preferred form of Shareholder Rights Plan. These provisions allow the shareholders a secondary option when the Board refuses to withdraw a poison pill against a majority shareholder vote. To strike a balance of power between management and the shareholder, ideally "Chewable Pill" provisions should embody the following attributes, allowing sufficient flexibility to maximize shareholder wealth when employing a poison pill in negotiations:

     - Redemption Clause allowing the board to rescind a pill after a potential acquirer has surpassed the ownership threshold.
     -    No dead-hand or no-hand pills.
     - Sunset Provisions which allow the shareholders to review, and reaffirm or redeem a pill after a predetermined time frame.
     - Qualifying Offer Clause which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

                                  SOCIAL ISSUES

     It is our general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings. We recognize that highly ethical and competent managements occasionally differ on such matters, and so we review the more controversial issues closely.

LORD ABBETT


STATEMENT OF ADDITIONAL INFORMATION                            DECEMBER 20, 2006


                          LORD ABBETT SECURITIES TRUST

                      LORD ABBETT VALUE OPPORTUNITIES FUND

                                (CLASS Y SHARES)



This Statement of Additional Information ("SAI") is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at 90 Hudson Street, Jersey City, NJ 07302-3973. This SAI relates to, and should be read in conjunction with, the Prospectus for the Class Y shares of Lord Abbett Securities Trust - Lord Abbett Value Opportunities Fund (the "Fund") dated March 1, 2006.


Shareholder account inquiries should be made by directly contacting the Fund or by calling 800-821-5129. The Annual Report to Shareholders contains additional performance information and will be available without charge, upon request by calling 800-874-3733. In addition, you can make inquiries through your dealer.

          TABLE OF CONTENTS

                                                                           PAGE
          1.   Fund History                                                2
          2.   Investment Policies                                         2
          3.   Management of the Fund                                      10
          4.   Control Persons and Principal Holders of Securities         16
          5.   Investment Advisory and Other Services                      16
          6.   Brokerage Allocations and Other Practices                   19
          7.   Classes of Shares                                           21
          8.   Purchases, Redemptions, Pricing, and Payments to Dealers    20
          9.   Taxation of the Fund                                        22
          10.  Underwriter                                                 24
          11.  Performance                                                 24
          12.  Financial Statements                                        25
               Appendix A. Fund Portfolio Information Recipients           26
               Appendix B. Proxy Voting Policies and Procedures            31

                                       1.
                                  FUND HISTORY

Lord Abbett Securities Trust (the "Trust") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"). The Trust was organized as a Delaware business trust on February 26, 1993, with an unlimited amount of shares of beneficial interest authorized. The Trust has eight funds or series, but only one is described in this SAI. The Fund consists of five classes of shares: Class A, Class B, Class C, Class P and Class Y. Class Y shares are offered in this SAI.

                                       2.
                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS. The Fund's investment objective in the Prospectus cannot be changed without approval of a majority of the Fund's outstanding shares. The Fund is also subject to the following fundamental investment restrictions that cannot be changed without approval of a majority of the Fund's outstanding shares.

The Fund may not:

     (1) borrow money, except that (i) it may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) it may borrow up to an additional 5% of its total assets for temporary purposes, (iii) it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) it may purchase securities on margin to the extent permitted by applicable law;

     (2) pledge its assets (other than to secure borrowings, or to the extent permitted by the Fund's investment policies as permitted by applicable law);

     (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

     (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

     (5) buy or sell real estate (except that the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), or commodities or commodity contracts (except to the extent the Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

     (6) with respect to 75% of its gross assets, buy securities of one issuer representing more than (i) 5% of its gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer;

     (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or

     (8) issue senior securities to the extent such issuance would violate applicable law.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security, except in the case of the first restriction with which the Fund must comply on a continuous basis.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition to the investment objective of the Fund, and the investment restrictions above that cannot be changed without shareholder approval, the Fund is also subject to the following non-fundamental investment restrictions that may be changed by the Board of Trustees (the "Board") without shareholder approval.

The Fund may not:

     (1) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

     (2) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933 ("Rule 144A"), determined by Lord Abbett to be liquid, subject to the oversight of the Board;

     (3) invest in securities issued by other investment companies except to the extent permitted by applicable law;

     (4) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of a Fund's total assets (included within such limitation, but not to exceed 2% of its total assets, are warrants which are not listed on the New York Stock Exchange ("NYSE") or American Stock Exchange or a major foreign exchange);

     (5) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that it may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;

     (6) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in its Prospectus and SAI, as they may be amended from time to time; or

     (7) buy from or sell to any of the Trust's officers, trustees, employees, or its investment adviser or any of the adviser's officers, partners or employees, any securities other than shares of the Trust.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security.

PORTFOLIO TURNOVER RATE. Not applicable as the Fund has not completed its first year as of the date thereof.

ADDITIONAL INFORMATION ON PORTFOLIO RISKS, INVESTMENTS AND TECHNIQUES. The following section provides further information on certain types of investments and investment techniques that may be used by the Fund, including their associated risks.

BORROWING MONEY. The Fund may borrow money for certain purposes as described above under "Fundamental Investment Restrictions." If a Fund borrows money and experiences a decline in its net asset value, the borrowing will increase its losses.

CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible into common stock. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. The market value of convertible securities tends to decline as interest rates increase. If, however, the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. In such a case, a convertible security may lose much of its value if the value of the underlying common stock then falls below the conversion price of the security. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly based on its fixed income characteristics, and thus, may not necessarily decline in price as much as the underlying common stock.

DEBT SECURITIES. Consistent with its respective investment objectives, the Fund may invest in debt securities, such as bonds, debentures, government obligations, commercial paper and pass-through instruments. The value of debt securities may fluctuate based on changes in interest rates and the issuer's financial condition. When interest rates rise or the issuer's financial condition worsens or is perceived by the market to be at greater risk, the value of debt securities tends to decline.

DEPOSITARY RECEIPTS. The Fund may invest in American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information and other risks. ADRs are not considered to be foreign securities for purposes of the Fund's limitation on investments in foreign securities.

FOREIGN CURRENCY TRANSACTIONS. In accordance with the Fund's investment objective and policies, the Fund may, but is not required to, engage in various types of foreign currency exchange transactions to seek to hedge against the risk of loss from changes in currency exchange rates. The Fund may employ a variety of investments and techniques, including spot and forward foreign exchange transactions, currency swaps, listed or OTC options on currencies, and currency futures and options on currency futures (collectively, "Foreign Exchange"). Currently, the Fund generally does not intend to hedge most currency risks.

Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may engage in transactions in options on currencies either on exchanges or OTC markets.

The Fund will not speculate in foreign exchange transactions. Accordingly, the Fund will not hedge a currency in excess of the aggregate market value of the securities which it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. The Fund may, however, hedge a currency by entering into a foreign exchange transaction in a currency other than the currency being hedged (a "cross-hedge"). The Fund will only enter into a cross-hedge if Lord Abbett believes that (i) there is a high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be more cost-effective or provide greater liquidity than executing a similar hedging transaction in the currency being hedged.

Foreign Exchange transactions involve substantial risks. Although the Fund will use foreign exchange transactions to hedge against adverse currency movements, foreign exchange transactions involve the risk that anticipated currency movements will not be accurately predicted and that the Fund's hedging strategies will be ineffective. To the extent that the Fund hedge against anticipated currency movements that do not occur, the Fund may realize losses. Foreign exchange transactions may subject the Fund to the risk that the counterparty will be unable to honor its financial obligation to the Fund, and the risk that relatively small market movements may result in large changes in the value of a Foreign Exchange instrument. If the Fund cross-hedge, the Fund will face the risk that the foreign exchange instrument purchased will not correlate as expected with the position being hedged.

FOREIGN SECURITIES. The Fund may invest in foreign securities in accordance with its investment objectives and policies. Foreign securities may involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers, including the following:

     - Foreign securities may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to foreign securities and changes in exchange control regulations (i.e., currency blockage). A decline in the exchange rate of the foreign currency in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security in U.S. dollars.
     - Brokerage commissions, custodial services, and other costs relating to investment in foreign securities markets generally are more expensive than in the U.S.
     - Clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures may be unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.
     - Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a comparable U.S. issuer.
     - There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.

     - Foreign securities markets may have substantially less volume than U.S. securities markets, and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers.
     - Foreign securities may trade on days when a Fund does not sell shares. As a result, the value of a Fund's portfolio securities may change on days an investor may not be able to purchase or redeem Fund shares.
     - With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of a Fund, and political or social instability or diplomatic developments that could affect investments in those countries.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Although the Fund has no current intention of doing so, the Fund may engage in futures and options on futures transactions in accordance with its investment objective and policies.

Futures contracts are standardized contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. In addition to incurring fees in connection with futures and options, an investor is required to maintain margin deposits. At the time of entering into a futures transaction or writing an option, an investor is required to deposit a specified amount of cash or eligible securities called "initial margin." Subsequent payments, called "variation margin," are made on a daily basis as the market price of the futures contract or option fluctuates.

The Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts for bona fide hedging purposes, including to hedge against changes in interest rates, securities prices, or to the extent a Fund invests in foreign securities, currency exchange rates, or in order to pursue risk management strategies, including gaining efficient exposure to markets and minimizing transaction costs. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. A Fund may not purchase or sell futures contracts, options on futures contracts or options on currencies traded on a CFTC-regulated exchange for non bona fide hedging purposes if the aggregate initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.

Futures contracts and options on futures contracts present substantial risks, including the following:

     - While a Fund may benefit from the use of futures and related options, unanticipated market events may result in poorer overall performance than if the Fund had not entered into any futures or related options transactions.
     - Because perfect correlation between a futures position and a portfolio position that a Fund intends to hedge is impossible to achieve, a hedge may not work as intended, and the Fund may thus be exposed to additional risk of loss.
     - The loss that a Fund may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
     - Futures markets are highly volatile, and the use of futures may increase the volatility of a Fund's net asset value.
     - As a result of the low margin deposits normally required in futures and options on futures trading, a relatively small price movement in a contract may result in substantial losses to a Fund.
     - Futures contracts and related options may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
     - The counterparty to an OTC contract may fail to perform its obligations under the contract.

STOCK INDEX FUTURES. Although the Fund have no current intention of doing so, the Fund may seek to reduce the volatility in its portfolio through the use of stock index futures contracts. A stock index futures contract is an agreement pursuant to which two parties agree, one to receive and the other to pay, on a specified date an amount of cash equal to a specified dollar amount -- established by an exchange or board of trade -- times the difference between the value of the index at the close of the last trading day of the contract and the price at which the futures contract is originally written. The purchaser pays no consideration at the time the contract is entered into; the purchaser only pays a good faith deposit.

The market value of a stock index futures contract is based primarily on the value of the underlying index. Changes in the value of the index will cause roughly corresponding changes in the market price of the futures contract. If a stock index is established that is made up of securities whose market characteristics closely parallel the market characteristics of the securities in the Fund's portfolios, then the market value of a futures contract on that index should fluctuate in a way closely resembling the market fluctuation of the portfolio. Thus, if a Fund sells futures contracts, a decline in the market value of the portfolio will be offset by an increase in the value of the short futures position to the extent of the hedge (i.e., the size of the futures position). Conversely, when a Fund has cash available (for example, through substantial sales of shares) and wishes to invest the cash in anticipation of a rising market, the Fund could rapidly hedge against the expected market increase by buying futures contracts to offset the cash position and thus cushion the adverse effect of attempting to buy individual securities in a rising market.

Stock Index Futures Contracts are subject to the same risks as other futures contracts discussed above under "Futures Contracts and Options on Futures Contracts." To date, the Fund has not entered into any stock futures contracts and has no present intention to do so.

ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

     -    Domestic and foreign securities that are not readily marketable.
     - Repurchase agreements and time deposits with a notice or demand period of more than seven days.
     - Certain restricted securities, unless Lord Abbett determines, subject to the oversight of the Board, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A ("144A Securities") and is liquid.

144A Securities may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment. Investing in 144A Securities may decrease the liquidity of a Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

INVESTMENT COMPANIES. The Fund may invest in securities of other investment companies subject to limitations prescribed by the Act. These limitations include a prohibition on a Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on any Fund investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which it invests. Such investment companies will generally be money market funds or have investment objectives, policies and restrictions substantially similar to those of the investing Fund and will be subject to substantially the same risks.

The Fund may, consistent with its investment policies, invest in investment companies established to accumulate and hold a portfolio of securities that is intended to track the price performance and dividend yield of a well-known securities index. A Fund may use such investment company securities for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of such securities may not perfectly parallel the price movement of the underlying index. An example of this type of security is the Standard & Poor's Depositary Receipt, commonly known as a "SPDR."

LISTED OPTIONS ON SECURITIES. The Fund may purchase and write national securities exchange-listed put and call options on securities or securities indices in accordance with its investment objective and policies. A "call option" is a contract sold for a price giving its holder the right to buy a specific amount of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. The Fund may write covered call options that are traded on a national securities exchange with respect to securities in its portfolio in an attempt to increase income and to provide greater flexibility in the disposition of portfolio securities. During the period of the option, a Fund forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds its net premium). The Fund may also enter into "closing purchase transactions" in order to terminate their obligation to deliver the underlying security. This may result in a short-term gain or loss. A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If a Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation.

A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by a Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. Writing listed put options may be a useful portfolio investment strategy when the Fund has cash or other reserves available for investment as a result of sales of Fund shares or when the investment manager believes a more defensive and less fully invested position is desirable in light of market conditions. The Fund will not purchase an option if, as a result of such purchase, more than 10% of its net assets would be invested in premiums for such options. The Fund may write covered put options to the extent that cover for such options does not exceed 15% of the Fund's net assets. The Fund may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of the Fund's net assets at the time an option is written.

The purchase and writing of options is a highly specialized activity that involves special investment risks. The Fund may use options for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). If Lord Abbett is incorrect in its expectation of changes in market prices or determination of the correlation between the securities on which options are based and a Fund's portfolio securities, the Fund may incur losses. The use of options can also increase a Fund's transaction costs.

PREFERRED STOCK, WARRANTS AND RIGHTS. The Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stockholders, but after bond holders and other creditors. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Investments in preferred stock present market and liquidity risks. The value of a preferred stock may be highly sensitive to the economic condition of the issuer, and markets for preferred stock may be less liquid than the market for the issuer's common stock.

Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro-rata basis) for additional securities of the same class, of a different class or of a different issuer. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The value of a warrant or right may not necessarily change with the value of the underlying securities. Warrants and rights cease to have value if they are not exercised prior to their expiration date. Investments in warrants and rights are thus speculative and may result in a total loss of the money invested.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction by which the purchaser acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The resale price reflects the purchase price plus an agreed-upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security. The Fund requires at all times that the repurchase agreement be collateralized by cash or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises ("U.S. Government Securities") having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). Such agreements permit a Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of them. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. The Fund intends to limit repurchase agreements to transactions with dealers and financial institutions believed by Lord Abbett, as the investment manager, to present minimal credit risks. Lord Abbett will monitor the creditworthiness of the repurchase agreement sellers on an ongoing basis.

REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). This risk is greatly reduced because the Fund generally receives cash equal to 98% of the price of the security sold. Engaging in reverse repurchase agreements may also involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. The Fund will attempt to minimize this risk by managing its duration. The Fund's reverse repurchase agreements will not exceed 20% of the Fund's net assets.

SECURITIES LENDING. Although the Fund has no current intention of doing so, the Fund may lend portfolio securities to registered broker-dealers. These loans may not exceed 30% of a Fund's total assets. Securities loans will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government Securities or other permissible means at least equal to 102% of the market value of the domestic securities loaned and 105% in the case of foreign securities loaned. A Fund may pay a part of the interest received with respect to the investment of collateral to a borrower and/or a third party that is not affiliated with the Fund and is acting as a "placing broker." No fee will be paid to affiliated persons of a Fund.

By lending portfolio securities, a Fund can increase income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government Securities, or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities or other forms of non-cash collateral are received. Lending portfolio securities could result in a loss or delay in recovering a Fund's securities if the borrower defaults.

SHORT SALES. The Fund may make short sales of securities or maintain a short position, if at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short. The Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales.

TEMPORARY DEFENSIVE INVESTMENTS. As described in the Prospectus, the Fund is authorized to temporarily invest a substantial amount, or even all, of its assets in various short-term fixed-income securities to take a defensive position. These securities include:

     -    U.S. Government Securities.
     - Commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.
     - Bank certificates of deposit and time deposits. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.
     - Bankers' acceptances. Bankers' acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are "accepted" when a bank guarantees their payment at maturity.
     -    Repurchase agreements.

U.S. GOVERNMENT SECURITIES. The Fund, in accordance with its investment objective and policies, may invest in obligations of the U.S. Government and its agencies and instrumentalities, including Treasury bills, notes, bonds and certificates of indebtedness, that are issued or guaranteed as to principal or interest by the U.S. Treasury or U.S. Government sponsored enterprises.

SECURITIES OF GOVERNMENT SPONSORED ENTERPRISES. The Fund may invest in securities issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("Ginnie Mae"), Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac"), and Federal Home Loan Banks ("FHL Banks"). Ginnie Mae is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured or guaranteed by the Federal Housing Administration, the Department of Veterans Affairs, the Rural Housing Service, or the U.S. Department of Housing and Urban Development. Both Fannie Mae and Freddie Mac are federally chartered public corporations owned entirely by their shareholders; the FHL Banks are federally chartered corporations owned by their member financial institutions. Although Fannie Mae, Freddie Mac, and the FHL Banks guarantee the timely payment of interest and ultimate collection of principal with respect to the securities they issue, their securities are not backed by the full faith and credit of the United States Government.

WHEN-ISSUED OR FORWARD TRANSACTIONS. The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by the Fund to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government Securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at a Fund's custodian in order to pay for the commitment. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date that could result in depreciation of the value of fixed-income when-issued securities. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. A Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

POLICIES AND PROCEDURES GOVERNING DISCLOSURE OF PORTFOLIO HOLDINGS. The Board has adopted policies and procedures with respect to the disclosure of the Fund's portfolio holdings and ongoing arrangements making available such information to the general public, as well as to certain third parties on a selective basis. Among other things, the policies and procedures are reasonably designed to ensure that the disclosure is in the best interests of Fund shareholders and to address potential conflicts of interest between the Fund on the one hand and Lord Abbett and its affiliates or affiliates of the Fund on the other hand. Except as noted in the three instances below, the Fund does not provide portfolio holdings to any third party until they are made available to the general public on Lord Abbett's website at www.LordAbbett.com or otherwise. The exceptions are as follows:

     1. The Fund may provide its portfolio holdings to (a) third parties that render services to the Fund relating to such holdings (i.e., pricing vendors, ratings organizations, custodians, external administrators, independent public accounting firms, counsel, etc.), as appropriate to the service being provided to the Fund, on a daily, monthly, calendar quarterly or annual basis within 15 days following the end of the period, and (b) third party consultants on a monthly or calendar quarterly basis within 15 days following period-end for the sole purpose of performing their own analyses with respect to the Fund. The Fund may discuss or otherwise share portfolio holdings or related information with counterparties that execute transactions on behalf of the Fund;

     2. The Fund may provide portfolio commentaries or fact sheets containing, among other things, a discussion of select portfolio holdings and a list of up to the ten largest portfolio positions, and/or portfolio performance attribution information as of the month-end within 15 days thereafter to certain Financial Intermediaries; and

     3. The Fund may provide its portfolio holdings or related information in response to governmental requests or subpoenas or in similar circumstances.

Before providing schedules of its portfolio holdings to a third party in advance of making them available to the general public, the Fund obtains assurances through contractual obligations, certifications or other appropriate means such as due diligence sessions and other meetings to the effect that: (i) neither the receiving party nor any of its officers, employees or agents will be permitted to take any holding-specific investment action based on the portfolio holdings, and (ii) the receiving party will not use or disclose the information except as it relates to rendering services for the Fund related to portfolio holdings, to perform certain internal analyses in connection with its evaluation of the Fund and/or its investment strategies, or for similar purposes. In addition and also in the case of other portfolio related information, written materials will contain appropriate legends requiring that the information be kept confidential and restricting the use of the information. An executive officer of the Fund approves these arrangements subject to the Board's review and oversight, and Lord Abbett provides reports at least semiannually to the Board concerning them. The Board also reviews the Fund's policies and procedures governing these arrangements on an annual basis. These policies and procedures may be modified at any time with the approval of the Board.

Neither the Fund, Lord Abbett nor any other party receives any compensation or other consideration in connection with any arrangement described in this section, other than fees payable to a service provider rendering services to the Fund related to the Fund's portfolio holdings. For these purposes, compensation does not include normal and customary fees that Lord Abbett or an affiliate may receive as a result of investors making investments in the Fund. Neither the Fund, Lord Abbett nor any of their affiliates has entered into an agreement or other arrangement with any third party recipient of portfolio related information under which the third party would maintain assets in the Fund or in other investment companies or accounts managed by Lord Abbett or any of its affiliated persons.

Lord Abbett's Compliance Department periodically reviews and evaluates Lord Abbett's adherence to the above policies and procedures, including the existence of any conflicts of interest between the Funds on the one hand and Lord Abbett and its affiliates or affiliates of the Fund on the other hand. The Compliance Department reports to the Board at least annually regarding its assessment of compliance with these policies and procedures.

FUND PORTFOLIO INFORMATION RECIPIENTS. Attached as Appendix A is a list of the third parties that may receive portfolio holdings information under the circumstances described above.

                                       3.
                             MANAGEMENT OF THE FUND

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Delaware. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Trustee holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Trust's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Fund's investment adviser.

INTERESTED TRUSTEE
The following Trustee is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 54 portfolios or series.

                          CURRENT POSITION
NAME, ADDRESS AND         LENGTH OF SERVICE    PRINCIPAL OCCUPATION
YEAR OF BIRTH             WITH TRUST           DURING PAST FIVE YEARS                 OTHER DIRECTORSHIPS
-------------             ----------           ----------------------                 -------------------
ROBERT S. DOW             Trustee since 1993;  Managing Partner and Chief             N/A
Lord, Abbett & Co. LLC    Chairman since 1996  Executive Officer of Lord Abbett
90 Hudson Street                               since 1996.
Jersey City, NJ 07302
(1945)

INDEPENDENT TRUSTEES
The following independent or outside Trustees are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 54 portfolios or series.

                          CURRENT POSITION
NAME, ADDRESS AND         LENGTH OF SERVICE    PRINCIPAL OCCUPATION
YEAR OF BIRTH             WITH TRUST           DURING PAST FIVE YEARS                 OTHER DIRECTORSHIPS
-------------             ----------           ----------------------                 -------------------
E. THAYER BIGELOW         Trustee since 1994    Managing General Partner, Bigelow     Currently serves as
Lord, Abbett & Co. LLC                          Media, LLC (since 2000); Senior       director of Adelphia
c/o Legal Dept.                                 Adviser, Time Warner Inc. (1998 -     Communications, Inc.,
90 Hudson Street                                2000); Acting Chief Executive         Crane Co., and Huttig
Jersey City, NJ 07302                           Officer of Courtroom Television       Building Products Inc.
(1941)                                          Network  (1997 - 1998); President
                                                and Chief Executive Officer of Time
                                                Warner Cable Programming, Inc.
                                                (1991 - 1997).

                          CURRENT POSITION
NAME, ADDRESS AND         LENGTH OF SERVICE    PRINCIPAL OCCUPATION
YEAR OF BIRTH             WITH TRUST           DURING PAST FIVE YEARS                 OTHER DIRECTORSHIPS
-------------             ----------           ----------------------                 -------------------
WILLIAM H.T. BUSH         Trustee since 1998   Co-founder and Chairman of the Board   Currently serves as
Lord, Abbett & Co. LLC                         of the financial advisory firm of      director of WellPoint,
c/o Legal Dept.                                Bush-O'Donnell & Company               Inc. (since 2002), and
90 Hudson Street                               (since 1986).                          Engineered Support
Jersey City, NJ 07302                                                                 Systems, Inc. (since
(1938)                                                                                2000).

ROBERT B. CALHOUN, JR.    Trustee since 1998   Managing Director of Monitor           Currently serves as
Lord, Abbett & Co. LLC                         Clipper Partners (since 1997) and      director of Avondale,
c/o Legal Dept.                                President of Clipper Asset             Inc. and Interstate
90 Hudson Street                               Management Corp. (since 1991), both    Bakeries Corp.
Jersey City, NJ 07302                          private equity investment funds.
(1942)

JULIE A. HILL             Trustee since 2004   Owner and CEO of the Hillsdale         Currently serves as
Lord, Abbett & Co. LLC                         Companies, a business consulting       director of WellPoint,
c/o Legal Dept.                                firm (since 1998); Founder,            Inc.; Resources
90 Hudson Street                               President and Owner of the             Connection Inc.; and
Jersey City, NJ 07302                          Hiram-Hill and Hillsdale               Holcim (US) Inc. (a
(1946)                                         Development Companies (1998 - 2000).   subsidiary of Holcim
                                                                                      Ltd.).

FRANKLIN W. HOBBS         Trustee since 2001   Former Chief Executive Officer of      Currently serves as
Lord, Abbett & Co. LLC                         Houlihan Lokey Howard & Zukin, an      director of Adolph Coors
c/o Legal Dept.                                investment bank (January 2002 -        Company.
90 Hudson Street                               April 2003); Chairman of Warburg
Jersey City, NJ 07302                          Dillon Read (1999 - 2001); Global
(1947)                                         Head of Corporate Finance of SBC
                                               Warburg Dillon Read (1997 - 1999);
                                               Chief Executive Officer of Dillon,
                                               Read & Co. (1994 - 1997).

C. ALAN MACDONALD         Trustee since 1993   Retired - General Business and         Currently serves as
Lord, Abbett & Co. LLC                         Governance Consulting (since 1992);    director of H.J. Baker
c/o Legal Dept.                                formerly President and CEO of          (since 2003).
90 Hudson Street                               Nestle Foods.
Jersey City, NJ 07302
(1933)

THOMAS J. NEFF            Trustee since 1993   Chairman of Spencer Stuart (U.S.),     Currently serves as
Lord, Abbett & Co. LLC                         an executive search consulting firm    director of Ace, Ltd.
c/o Legal Dept.                                (since 1996); President of Spencer     (since 1997) and Hewitt
90 Hudson Street                               Stuart (1979-1996).                    Associates, Inc.
Jersey City, NJ 07302
(1937)

OFFICERS
None of the officers listed below have received compensation from the Trust. All the officers of the Trust may also be officers of the other Lord
Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

NAME AND                     CURRENT POSITION     LENGTH OF SERVICE    PRINCIPAL OCCUPATION
YEAR OF BIRTH                WITH TRUST           OF CURRENT POSITION  DURING PAST FIVE YEARS
-------------                ----------           -------------------  ----------------------
ROBERT S. DOW                Chief Executive      Elected in 1993      Managing Partner and Chief Executive Officer
(1945)                       Officer and                               of Lord Abbett (since 1996).
                             President

SHOLOM DINSKY                Executive Vice       Elected in 2003      Partner and Large Cap Value Investment
(1944)                       President                                 Manager, joined Lord Abbett in 2000.

LESLEY-JANE DIXON            Vice President       Elected in 1999      Partner and Investment Manager, joined Lord
(1964)                                                                 Abbett in 1995.

ROBERT P. FETCH              Executive Vice       Elected in 1999      Partner and Small-Cap Value Senior
(1953)                       President                                 Investment Manager, joined Lord Abbett in
                                                                       1995.

KENNETH G. FULLER            Executive Vice       Elected in 2003      Investment Manager - Large Cap Value, joined
(1945)                       President                                 Lord Abbett in 2002; formerly Portfolio
                                                                       Manager and Senior Vice President at Pioneer
                                                                       Investment Management, Inc.

ROBERT I. GERBER             Executive Vice       Elected in 2005      Partner and Director of Taxable Fixed Income
(1954)                       President                                 Management, joined Lord Abbett in 1997.

HOWARD E. HANSEN             Executive Vice       Elected in 2003      Partner and Investment Manager, joined Lord
(1961)                       President                                 Abbett in 1995.

GERARD S. E. HEFFERNAN, JR.  Executive Vice       Elected in 1999      Partner and Research Analyst, joined Lord
(1963                        President                                 Abbett in 1998.

TODD D. JACOBSON             Executive Vice       Elected in 2003      Investment Manager, International Core
(1966)                       President                                 Equity, joined Lord Abbett in 2003;
                                                                       formerly Director and Portfolio Manager at
                                                                       Warburg Pincus Asset Management and Credit
                                                                       Suisse Asset Management (2002 - 2003); prior
                                                                       thereto Associate Portfolio Manager of
                                                                       Credit Suisse Asset Management.

VINCENT J. MCBRIDE           Executive Vice       Elected in 2003      Senior Investment Manager, International
(1964)                       President                                 Core Equity, joined Lord Abbett in 2003;
                                                                       formerly Managing Director and Portfolio
                                                                       Manager at Warburg Pincus Asset Management
                                                                       and Credit Suisse Asset Management.

NAME AND                     CURRENT POSITION     LENGTH OF SERVICE    PRINCIPAL OCCUPATION
YEAR OF BIRTH                WITH TRUST           OF CURRENT POSITION  DURING PAST FIVE YEARS
-------------                ----------           -------------------  ----------------------
STEVEN MCBOYLE               Executive Vice       Elected in 2005      Senior Research Analyst-Small Cap Value,
(1969)                       President                                 joined Lord Abbett in 2001; formerly Vice
                                                                       President, Mergers & Acquisition of Morgan
                                                                       Stanley (2000-2001).

ROBERT G. MORRIS             Executive Vice       Elected in 1998      Partner and Chief Investment Officer of Lord
(1944)                       President                                 Abbett, joined Lord Abbett in 1991.

ELI M. SALZMANN              Executive Vice       Elected in 2003      Partner and Director of Institutional Equity
(1964)                       President                                 Investments, joined Lord Abbett in 1997.

HAROLD E. SHARON             Executive Vice       Elected in 2003      Investment Manager and Director,
(1960)                       President                                 International Core Equity, joined Lord
                                                                       Abbett in 2003; formerly Financial Industry
                                                                       Consultant for Venture Capitalist (2001 -
                                                                       2003); prior thereto Managing Director of
                                                                       Warburg Pincus Asset Management and Credit
                                                                       Suisse Asset Management.

CHRISTOPHER J. TOWLE         Executive Vice       Elected in 2005      Partner and Investment Manager, joined Lord
(1957)                       President                                 Abbett in 1987.

YAREK ARANOWICZ              Vice President       Elected in 2004      Investment Manager, joined Lord Abbett in
(1963)                                                                 2003; formerly Vice President, Head of
                                                                       Global Emerging Markets Funds of Warburg
                                                                       Pincus Asset Management and Credit Suisse
                                                                       Asset Management.

JAMES BERNAICHE              Chief Compliance     Elected in 2004      Chief Compliance Officer, joined Lord Abbett
(1956)                       Officer                                   in 2001; formerly Chief Compliance Officer
                                                                       with Credit Suisse Asset Management.

JOAN A. BINSTOCK             Chief Financial      Elected in 1999      Partner and Chief Operations Officer, joined
(1954)                       Officer and Vice                          Lord Abbett in 1999.
                             President

DAVID G. BUILDER             Vice President       Elected in 2001      Equity Analyst, joined Lord Abbett in 1998.
(1954)

JOHN K. FORST                Vice President &     Elected in 2005      Deputy General Counsel, joined Lord Abbett
(1960)                       Secretary                                 in 2004; prior thereto Managing Director and
                                                                       Associate General Counsel at New York Life
                                                                       Investment Management LLC (2002-2003);
                                                                       formerly Attorney at Dechert LLP
                                                                       (2000-2002).

LAWRENCE H. KAPLAN           Vice President and   Elected in 1997      Partner and General Counsel, joined Lord
(1957)                       Secretary                                 Abbett in 1997.

CHARLES P. MASSARE           Vice President       Elected 2005         Partner and Director of Quantitative
(1948)                                                                 Research & Risk Management, joined Lord
                                                                       Abbett in 1998.

A. EDWARD OBERHAUS, III      Vice President       Elected in 1993      Partner and Manager of Equity Trading,
(1959)                                                                 joined Lord Abbett in 1983.

F. THOMAS O'HALLORAN         Vice President       Elected in 2003      Partner and Investment Manager, joined Lord
(1955)                                                                 Abbett in 2001; formerly Executive
                                                                       Director/Senior Research Analyst at Dillon
                                                                       Read/UBS Warburg.

TODOR PETROV                 Vice President       Elected in 2003      Investment Manager, joined Lord Abbett in
(1974)                                                                 2003; formerly Associate Portfolio Manager
                                                                       of Credit Suisse Asset Management.

CHRISTINA T. SIMMONS         Vice President and   Elected in 2000      Assistant General Counsel, joined Lord
(1957)                       Assistant Secretary                       Abbett in 1999.

BERNARD J. GRZELAK           Treasurer            Elected in 2003      Director of Fund Administration, joined Lord
(1971)                                                                 Abbett in 2003, formerly Vice President,
                                                                       Lazard Asset Management LLC (2000-2003),
                                                                       prior thereto Manager of Deloitte & Touche
                                                                       LLP.

COMMITTEES

The standing committees of the Board are the Audit Committee, the Proxy Committee, and the Nominating and Governance Committee.

The Audit Committee is composed wholly of Trustees who are not "interested persons" of the Funds. The members of the Audit Committee are Messrs. Bigelow, Calhoun, and Hobbs and Ms. Hill. The Audit Committee provides assistance to the Board in fulfilling its responsibilities relating to accounting matters, the reporting practices of the Funds, and the quality and integrity of the Funds' financial reports. Among other things, the Audit Committee is responsible for reviewing and evaluating the performance and independence of the Funds' independent registered public accounting firm and considering violations of the Funds' Code of Ethics to determine what action should be taken. The Audit Committee meets quarterly and during the past fiscal year met (fill in) times.

The Proxy Committee is composed of at least two Trustees who are not "interested persons" of the Funds, and also may include one or more Trustees who are partners or employees of Lord Abbett. The current members of the Proxy Committee are three independent Trustees: Messrs., Bush, MacDonald, and Neff. The Proxy Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; and (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest. During the past fiscal year, the Proxy Committee met six times.

The Nominating and Governance Committee is composed of all the Trustees who are not "interested persons" of the Funds. Among other things, the Nominating and Governance Committee is responsible for (i) evaluating and nominating individuals to serve as independent Trustees and as committee members; and (ii) periodically reviewing director/trustee compensation. During the past fiscal year, the Nominating and Governance Committee met four times. The Nominating and Governance Committee has adopted policies with respect to its consideration of any individual recommended by the Funds' shareholders to serve as an independent Trustee. A shareholder who would like to recommend a candidate may write to the Funds.

The Contracts Committee consists of all Trustees who are not "interested persons" of the Fund. The Contracts Committee conducts much of the factual inquiry undertaken by the Trustees in connection with the Board's annual consideration of whether to renew the management and other contracts with Lord Abbett and Lord Abbett Distributor. Although the Contracts Committee did not hold any formal meetings during the last fiscal year, members of the Committee conducted inquiries into the portfolio management approach and results of Lord Abbett, and reported the results of those inquiries to the Nominating and Governance Committee.


COMPENSATION DISCLOSURE
The following table summarizes the compensation for each of the directors/trustees of the Trust and for all Lord Abbett-sponsored funds.


The second column of the following table sets forth the compensation accrued by the Trust for independent Trustees. The third column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the independent directors/trustees, and amounts payable but deferred at the option of the director/trustee. No director/trustee of the funds associated with Lord Abbett and no officer of the funds received any compensation from the funds for acting as a director/trustee or officer.



(1)                        (2)                                     (3)
                           FOR THE FISCAL YEAR ENDED               FOR YEAR ENDED DECEMBER 31, 2005
                           OCTOBER 31, 2005 AGGREGATE              TOTAL COMPENSATION PAID BY THE TRUST AND
NAME OF TRUSTEE            COMPENSATION ACCRUED BY THE TRUST(1)    THIRTEEN OTHER LORD ABBETT-SPONSORED FUNDS(2)
E. Thayer Bigelow          $  7,358                                $  154,750
William H.T. Bush          $  7,478                                $  157,750
Robert B. Calhoun, Jr.     $  8,852                                $  179,750
Julie A. Hill              $  7,672                                $  157,750
Franklin W. Hobbs          $  7,944                                $  157,750
C. Alan MacDonald          $  7,838                                $  166,125
Thomas J. Neff             $  7,775                                $  150,750



     (1) Independent Trustees' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Trust to its independent Trustees may be deferred at the option of a Trustee under an equity-based plan (the "equity-based plan") that deems the deferred amounts to be invested in shares of a Fund for later distribution to the Trustees. In addition, $25,000 of each Trustee's retainer must be deferred and is deemed invested in shares of the Trust and other Lord Abbett-sponsored funds under the equity-based plan. Of the amounts shown in the second column, the total deferred amounts for the Trustees are $1,291, $1,983, $8,852, $3,828, $7,944, $1,291, and $7,775 respectively.

     (2) The third column shows aggregate compensation, including the types of compensation described in the second column, accrued by all Lord Abbett-sponsored funds during the year ended December 31, 2005, including fees directors/trustees have chosen to defer.

The following chart provides certain information about the dollar range of equity securities beneficially owned by each Trustee in the Funds and other Lord Abbett-sponsored funds as of December 31, 2005. The amounts shown include deferred compensation to the Trustees deemed invested in fund shares. The amounts ultimately received by the Trustees under the deferred compensation plan will be directly linked to the investment performance of the funds.



                                            DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS

NAME OF TRUSTEE              ALPHA STRATEGY FUND       ALL VALUE FUND       INTERNATIONAL CORE EQUITY FUND
Robert S. Dow                   Over $100,000           Over $100,000                Over $100,00
E. Thayer Bigelow               Over $100,000          $10,001-$10,000               $1 to $10,000
William H. T. Bush                $1-$10,000             $1-$10,000                  $1 to $10,000
Robert B. Calhoun, Jr.            $1-$10,000           $10,001-$50,000               $1 to $10,000
Julie A. Hill                     $1-$10,000             $1-$10,000                  $1 to $10,000
Franklin W. Hobbs                 $1-$10,000           $10,001-$50,000               $1 to $10,000
C. Alan MacDonald                 $1-$10,000           $10,001-$50,000               $1 to $10,000
Thomas J. Neff                    $1-$10,000          $50,001-$100,000               $1 to $10,000

                          DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS
                                                                             AGGREGATE DOLLAR RANGE OF
                             INTERNATIONAL                                   EQUITY SECURITIES IN LORD
NAME OF TRUSTEE            OPPORTUNITIES FUND     LARGE-CAP VALUE FUND        ABBETT-SPONSORED FUNDS
 Robert S. Dow               Over $100,000            Over $100,000                Over $100,000
 E. Thayer Bigelow             $1-$10,000              $1-$10,000                  Over $100,000
 William H. T. Bush            $1-$10,000              $1-$10,000                  Over $100,000
 Robert B. Calhoun, Jr.        $1-$10,000              $1-$10,000                  Over $100,000
 Julie A. Hill*                $1-$10,000              $1-$10,000                  Over $100,000
 Franklin W. Hobbs             $1-$10,000              $1-$10,000                  Over $100,000
 C. Alan MacDonald             $1-$10,000              $1-$10,000                  Over $100,000
 Thomas J. Neff                $1-$10,000              $1-$10,000                  Over $100,000


CODE OF ETHICS

The directors, trustees and officers of Lord Abbett-sponsored funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Trust's Code of Ethics which complies, in substance, with Rule 17j-1 of the Act and each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code of Ethics requires, with limited exceptions, that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security seven days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code of Ethics imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of the Advisory Group.


PROXY VOTING

The Funds have delegated proxy voting responsibilities to the Funds' investment adviser, Lord Abbett, subject to the Proxy Committee's general oversight. Lord Abbett has adopted its own proxy voting policies and procedures for this purpose. A copy of Lord Abbett's proxy voting policies and procedures is attached as Appendix B.

In addition, the Funds are required to file Form N-PX, with its complete proxy voting record for the twelve months ending June 30th, no later than August 31st of each year. The Funds' Form N-PX filing will be available after it is filed on the SEC's website at www.sec.gov. Each Fund has also made this information available, without charge, on Lord Abbett's website at www.LordAbbett.com.


                                       4.
               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

                                 (TO BE UPDATED)





                                       5.
                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

As described under "Management" in the Prospectus, Lord Abbett is the Funds' investment adviser. The following partners of Lord Abbett are also officers of the Funds: Joan A. Binstock, John J. DiChiaro, Sholom Dinsky, Lesley-Jane Dixon, Robert P. Fetch, Daniel H. Frascarelli, Howard E. Hansen, Lawrence H. Kaplan, Robert G. Morris, A. Edward Oberhaus, III, F. Thomas O'Halloran, and Eli M. Salzmann. Robert S. Dow is the managing partner of Lord Abbett and an officer and Trustee of the Funds. The other partners of Lord Abbett are: Michael Brooks, Zane E. Brown, Patrick Browne, Milton Ezrati, Kevin P. Ferguson, Daria L. Foster, Robert I. Gerber, Michael S. Goldstein, Michael A. Grant, Gerard Heffernan, Charles Hofer, W. Thomas Hudson, Cinda Hughes, Ellen G. Itskovitz, Richard Larsen, Jerald Lanzotti, Robert A. Lee, Maren Lindstrom, Gregory M. Macosko, Thomas Malone, Charles Massare, Jr., Paul McNamara, Robert J. Noelke,
R. Mark Pennington, Walter Prahl, Michael Radziemski, Douglas B. Sieg, Richard Sieling, Michael T. Smith, Richard Smola, Jarrod Sohosky, Diane Tornejal,

Christopher J. Towle, Edward von der Linde, and Marion Zapolin. The address of each partner is 90 Hudson Street, Jersey City, NJ 07302-3973.

Under the Management Agreement between Lord Abbett and the Fund, the Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month. These fees are allocated among the classes based on the classes' proportionate share of such average daily net assets. The annual rate for the Value Opportunities Fund is 0.75% of 1% on the first $1 billion, .70 of 1% on the next $1 billion, and .65% of 1% on assets over $2 billion for Class A, B, C & P shares.


CONTRACTUAL WAIVERS

For the year ending October 31, 2006, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses so that the Fund's net Annual Operating Expenses do not exceed an aggregate annual rate of 1.30% of average daily net assets for Class A shares, 1.95% of average daily net assets for Class B and Class C shares, and 1.40% of average daily net assets for Class P shares.


INVESTMENT MANAGERS

Steven R. McBoyle heads the Value Opportunities Fund team and is primarily responsible for day-to-day management of the Fund.

The following table indicates for the Fund as of October 31, 2005: (1) the number of other accounts managed by each investment manager who is primarily responsible for the day-to-day management of the Fund within certain categories of investment vehicles; and (2) the total assets in such accounts managed within each category. For each of the categories a footnote to the table also provides the number of accounts and the total assets in the accounts with respect to which the management fee is based on the performance of the account. Included in the Registered Investment Companies or mutual funds category are those U.S. registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies. The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles. Lord Abbett does not manage any hedge funds. The Other Accounts category encompasses Retirement and Benefit Plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by Financial Intermediaries unaffiliated with Lord Abbett. (The data shown below are approximate.)



                                              OTHER ACCOUNTS MANAGED (# AND TOTAL ASSETS IN MILLIONS)*
                                              --------------------------------------------------------
                                                                       OTHER POOLED
                                               REGISTERED INVESTMENT    INVESTMENT
FUND                       NAME                      COMPANIES           VEHICLES      OTHER ACCOUNTS
----                       ----                      ---------           --------      --------------
Value Opportunities Fund*  Steven R. McBoyle            N/A*                N/A              N/A



* This fund did not exist as of October 31, 2005.

Conflicts of interest may arise in connection with the investment manager's management of the investments of the Fund and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Fund and other accounts with similar investment objectives and policies. An investment manager potentially could use information concerning the Fund's transactions to the advantage of other accounts and to the detriment of the Fund. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett's Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett's clients including the Fund. Moreover, Lord Abbett's Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment manager's management of the investments of the Fund and the investments of the other accounts referenced in the table above.


COMPENSATION OF INVESTMENT MANAGERS
Lord Abbett compensates its investment managers on the basis of salary, bonus and profit sharing plan contributions. The level of compensation takes into account the investment manager's experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors. These factors include the investment manager's investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns, and similar factors. Investment results are evaluated based on an assessment of the investment manager's three- and five-year investment returns on a pre-tax basis vs. both the appropriate style benchmarks and the appropriate peer group rankings. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the investment manager's assets under management, the revenues generated by those assets, or the profitability of the investment manager's unit. Lord Abbett does not manage hedge funds. Lord Abbett may designate a bonus payment of a manager for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan's earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses investment managers on the impact their fund's performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to an investment manager's profit-sharing account are based on a percentage of the investment manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

HOLDINGS OF INVESTMENT MANAGERS

The following table indicates for the Fund the dollar range of shares beneficially owned by the investment manager who is primarily responsible for the day-to-day management of the Fund, as of October 31, 2005. This table includes the value of shares beneficially owned by such investment managers through 401(k) plans and certain other plans or accounts, if any.



                                                          DOLLAR RANGE OF SHARES IN THE FUND
                                           ---------------------------------------------------------------
                                                  $1-        $10,001-   $50,001-   $100,001-    $500,001-    OVER
FUND                  NAME                 NONE   $10,000    $50,000    $100,000   $500,000     $1,000,000   $1,000,000
-----------------------------------------------------------------------------------------------------------------------
Value Opportunities
Fund*                 Steven R. McBoyle*                                   X*



* This fund did not exist as of October 31, 2005, therefore these holdings are as of January 25, 2006.

ADMINISTRATIVE SERVICES
Pursuant to an Administrative Services Agreement with the Fund, Lord Abbett provides certain administrative services not involving the provision of investment advice to the Fund. Under the Agreement, the Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month, at an annual rate of .04 of 1%. This fee is allocated among the classes of shares of the Fund based on average daily net assets.

PRINCIPAL UNDERWRITER
Lord Abbett Distributor LLC, a New York limited liability company and a subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for the Fund.

CUSTODIAN AND ACCOUNTING AGENT
State Street Bank & Trust Company, 801 Pennsylvania Avenue, Kansas City, MO 64105, is the Fund's custodian. The custodian pays for and collects proceeds of securities bought and sold by the Fund and attends to the collection of principal and income. The custodian may appoint domestic and foreign sub-custodians from time to time to hold certain securities purchased by the Fund in foreign countries and to hold cash and currencies for the Fund. In accordance with the requirements of Rule 17f-5, the Board has approved arrangements permitting the Fund's foreign assets not held by the custodian or its foreign branches to be held by certain qualified foreign banks and depositories. In addition, State Street Bank & Trust Company performs certain accounting and record keeping functions relating to portfolio transactions and calculates the Fund's net asset value.

TRANSFER AGENT
DST Systems, Inc., 210 W. 10th St., Kansas City, MO, 64106, acts as the transfer agent and dividend disbursing agent for the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP, Two World Financial Center, New York, NY, 10281, is the Independent Registered Public Accounting Firm of the Fund and must be approved at least annually by the Fund's Board to continue in such capacity. Deloitte & Touche LLP performs audit services for the Fund, including the examination of financial statements included in the Fund's Annual Report to Shareholders.

                                       6.
                    BROKERAGE ALLOCATIONS AND OTHER PRACTICES

Lord Abbett's and the Fund's policy is to obtain best execution on all portfolio transactions, which means that it seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, the Fund may pay, as described below, a higher commission than some brokers might charge on the same transaction. Lord Abbett's and the Fund's policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, the Fund, if considered advantageous, may make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability to obtain best execution of the Fund's portfolio transactions. Normally, the selection is made by traders who are employees of Lord Abbett. These traders also do the trading for other accounts -- investment companies and other investment clients -- managed by Lord Abbett. They are responsible for seeking best execution.

In transactions on stock exchanges in the United States, commissions are typically negotiated, whereas on many foreign stock exchanges commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Purchases from underwriters of newly-issued securities for inclusion in the Fund's portfolio usually will include a concession paid to the underwriter by the issuer, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

The Fund pays a commission rate that Lord Abbett believes is appropriate to give maximum assurance that the Fund's brokers will provide the Fund, on a continuing basis, with the highest level of brokerage services available. While Lord Abbett does not always seek the lowest possible commissions on particular trades, Lord Abbett believes that the Fund's commission rates are in line with the rates that many other institutions pay. The Fund's traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to the Fund and the other accounts Lord Abbett manages. Such services include showing the Fund trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market-proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

While neither Lord Abbett nor the Fund obtains third party research services from brokers executing portfolio transactions for the Fund, some of these brokers may provide proprietary research services, at least some of which are useful to Lord Abbett in its overall responsibilities with respect to the Fund and the other accounts Lord Abbett manages. In addition, Lord Abbett purchases third party research with its own funds. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. Such services may be used by Lord Abbett in servicing all its accounts, and not all of such services will necessarily be used by Lord Abbett in connection with its management of the Fund. Conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with its management of the Fund, and not all of such services will necessarily be used by Lord Abbett in connection with its advisory services to such other accounts. Lord Abbett cannot allocate research services received from brokers to any particular account, research services are not a substitute for Lord Abbett's services but are supplemental to its own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into its investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of proprietary research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be increased if it attempted to generate such additional information through its own staff.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.

Lord Abbett seeks to combine or "batch" purchases or sales of a particular security placed at the same time for similarly situated accounts, including the Fund, to facilitate "best execution" and to reduce other transaction costs, if relevant. Each account that participates in a particular batched order, including the Fund, will do so at the average share price for all transactions related to that order in that security on that business day. Lord Abbett generally allocates securities purchased or sold in a batched transaction among participating accounts in proportion to the size of the order placed for each account (i.e., pro-rata). Lord Abbett, however, may increase or decrease the amount of securities allocated to one or more accounts if necessary to avoid holding odd-lot or small numbers of shares in a client account. In addition, if Lord Abbett is unable to execute fully a batched transaction and determines that it would be impractical to allocate a small number of securities on a pro-rata basis among the participating accounts, Lord Abbett allocates the securities in a manner it determines to be fair to all accounts over time.

At times, Lord Abbett is not able to batch purchases and sales for all accounts or products it is managing, such as when an individually-managed account client directs us to use a particular broker for a trade (sometimes referred to as "directed accounts"), or when Lord Abbett is placing transactions for separately managed account programs (sometimes referred to as "wrap programs"). When it does not batch purchases and sales, Lord Abbett usually uses a rotation process for placing equity transactions on behalf of the different groups of accounts or products with respect to which transactions are communicated to the trading desk or placed at or about the same time. Generally, Lord Abbett will place trades first for transactions on behalf of the Lord Abbett funds and non-directed individually-managed institutional accounts, second for wrap programs, by program, and finally for directed accounts.

                                       7.
                                CLASSES OF SHARES

The Fund offers different classes of shares to eligible purchasers. Only Class Y shares are offered in this SAI. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

All classes of shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Additional classes, series, or funds may be added in the future. The Act requires that where more than one class, series, or fund exists, each class, series, or fund must be preferred over all other classes, series, or funds in respect of assets specifically allocated to such class, series, or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class, series, or fund in the matter are substantially identical or the matter does not affect any interest of such class, series, or fund. However, the Rule exempts the selection of independent registered public accounting firm, the approval of a contract with a principal underwriter and the election of directors from the separate voting requirements.

The Trust does not hold meetings of shareholders unless one or more matters are required to be acted on by shareholders under the Act. Under the Trust's Declaration and Agreement of Trust ("Declaration"), shareholder meetings may be called at any time by certain officers of the Trust or by a majority of the Trustees (i) for the purpose of taking action upon any matter requiring the vote or authority of the Fund's shareholders or upon other matters deemed to be necessary or desirable or (ii) upon the written request of the holders of at least one-quarter of the Fund's outstanding shares and entitled to vote at the meeting.

                                       8.
             PURCHASES, REDEMPTIONS, PRICING AND PAYMENTS TO DEALERS

Information concerning how we value Fund shares is contained in the Prospectus under "Purchases" and "Redemptions."

The Fund's Board has adopted policies and procedures that are designed to prevent or stop excessive trading and market timing. Please see the Prospectus under "Purchases."

Under normal circumstances we calculate the Fund's net asset value as of the close of the NYSE on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Portfolio securities are valued at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange, or on the NASDAQ National Market System are valued at the last sale price, or, if there is no sale on that day, at the last bid, or, in the case of bonds, in the over-the-counter market if that market more accurately reflects the market value of the bonds. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the last bid and asked prices. Over-the-counter fixed income securities are valued at prices supplied by independent pricing services, which reflect broker-dealer-supplied valuations and electronic data processing techniques reflecting the mean between the bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board.

All assets and liabilities expressed in foreign currencies will be converted into United States dollars at the exchange rates of such currencies against United States dollars provided by an independent pricing service at the close of regular trading on the London Stock Exchange. If such exchange rates are not available, the rate of exchange will be determined in accordance with the policies established by the Board.

The net asset value per share for the Class Y shares will be determined by taking the net assets and dividing by the number of Class Y shares outstanding. Our Class Y shares will be offered at net asset value.

CLASS Y SHARE EXCHANGES. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your Class Y shares for Class Y shares of any Lord Abbett-sponsored funds currently offering Class Y shares to the public. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made. We reserve the right to modify, restrict or reject any purchase order or exchange request if the Fund or Lord Abbett Distributor determines that it is in the best interest of the Fund and its shareholders. The Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or otherwise by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission ("SEC") deems an emergency to exist.

The Board may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 60 days' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

REVENUE SHARING AND OTHER PAYMENTS TO DEALERS AND FINANCIAL INTERMEDIARIES. As described in the Fund's prospectus, Lord Abbett or Lord Abbett Distributor, in their sole discretion, at their own expense and without cost to the Fund or shareholders, also may make payments to dealers and other firms authorized to accept orders for Fund shares (collectively, "Dealers") in connection with marketing and/or distribution support for Dealers, shareholder servicing, entertainment, training and education activities for the Dealers, their investment professionals and/or their clients or potential clients, and/or the purchase of products or services from such Dealers. Some of these payments may be referred to as revenue sharing payments. As of the date of this statement of additional information, the Dealers to whom Lord Abbett or Lord Abbett Distributor makes revenue sharing payments (not including payments for entertainment, and training and education activities for the Dealers, their investment professionals and/or their clients or potential clients) with respect to the Fund and/or other Lord Abbett Funds were as follows:


          Allstate Life Insurance Company
          Allstate Life Insurance Company of New York
          A.G. Edwards & Sons, Inc.
          B.C. Ziegler and Company
          Bodell Overcash Anderson & Co., Inc.
          Cadaret, Grant & Co., Inc.
          Citigroup Global Markets, Inc.
          Edward D. Jones & Co.
          Family Investors Company
          James I. Black & Co.
          Linsco/Private Ledger Corp.
          Mass Mutual Life Investors Services, Inc.
          McDonald Investments Inc.
          Merrill Lynch, Pierce, Fenner & Smith Incorporated
          (and/or certain of its affiliates)
          Metlife Securities, Inc.
          Morgan Stanley DW, Inc.
          National Financial Partners
          Phoenix Life and Annuity Co.
          Piper Jaffrey & Co.
          Protective Life Insurance Company
          Prudential Investment Management Services LLC
          RBC Dain Rauscher
          Raymond James & Associates, Inc.
          Raymond James Financial Services, Inc.
          Sun Life Assurance Company of Canada
          The Travelers Insurance Company
          The Travelers Life and Annuity Company
          UBS Financial Services Inc.
          Wachovia Securities, LLC


For more specific information about any revenue sharing payments made to your Dealer, investors should contact their investment professionals.


Thomas J. Neff, an independent trustee of the Fund, is a director of Hewitt Associates, Inc. and owns less than .01 of 1% of the outstanding shares of Hewitt Associates, Inc. Hewitt Associates is a global human resources outsourcing and consulting firm with approximately $2.8 billion in revenue in fiscal 2005. Hewitt Associates LLC, a subsidiary of Hewitt Associates, Inc., may receive recordkeeping payments from the Fund and/or other Lord Abbett-sponsored funds. In the twelve months ended October 31, 2005, Hewitt Associates LLC received recordkeeping payments totaling approximately $414,000 from all of the Lord Abbett-sponsored Funds in the aggregate.


REDEMPTIONS IN KIND. Under circumstances in which it is deemed detrimental to the best interests of the Fund's shareholders to make redemption payments wholly in cash, the Fund may pay any portion of a redemption in excess of the lesser of $250,000 or

1% of the Fund's net assets by a distribution in kind of readily marketable securities in lieu of cash. The Fund presently has no intention to make redemptions in kind under normal circumstances, unless specifically requested by a shareholder.

                                       9.
                              TAXATION OF THE FUND

The Fund has elected, has qualified, and intends to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986 (the "Code"). If it qualifies as a regulated investment company, the Fund will not be liable for U.S. federal income taxes on income and capital gains that the Fund timely distributes to its shareholders. If in any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates and when such income is distributed, such distributions will be further taxed at the shareholder level. Assuming the Fund does qualify as a regulated investment company, it will be subject to a 4% non-deductible excise tax on certain amounts that are not distributed or treated as having been distributed on a timely basis each calendar year. The Fund intends to distribute to its shareholders each year an amount adequate to avoid the imposition of this excise tax.

The Fund intends to declare and pay as dividends each year substantially all of its net income from investments. Dividends paid by the Fund from its ordinary income or net realized short-term capital gains are taxable to you as ordinary income; however, certain qualified dividend income that the Fund receives and distributes to you is subject to a reduced tax rate of 15% (5% if you are in the 10% or 15% tax brackets) if you meet the general requirement of having held your Fund shares for more than 60 days, and you satisfy certain other requirements.

Dividends paid by the Fund from its net realized long-term capital gains are taxable to you as long-term capital gains, regardless of the length of time you have owned Fund shares. The maximum federal income tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are currently (i) the same as ordinary income tax rates for capital assets held for one year or less, and (ii) 15% (5% for taxpayers in the 10% or 15% tax brackets) for capital assets held for more than one year. You should also be aware that the benefits of the long-term capital gains and qualified dividend rates may be reduced if you are subject to the alternative minimum tax. Capital gains recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations. All dividends are taxable regardless of whether they are received in cash or reinvested in Fund shares.

The Fund's net capital losses for any year cannot be passed through to you but can be carried forward for a period of years to offset the Fund's capital gains in those years. To the extent capital gains are offset by such losses, they do not result in tax liability to the Fund and are not expected to be distributed to you as long-term capital gains dividends.

Dividends paid by the Fund to corporate shareholders may qualify for the dividends received deduction to the extent they are derived from dividends paid to the Fund by domestic corporations. If you are a corporation, you must have held your Fund shares for more than 45 days to qualify for the dividends received deduction. The dividends received deduction may be limited if you incur indebtedness to acquire Fund shares, and may result in reduction to the basis of your shares in the Fund if the dividend constitutes an extraordinary dividend at the Fund level.

Distributions paid by the Fund that do not constitute dividends because they exceed the Fund's current and accumulated earnings and profits will be treated as a return of capital and reduce the tax basis of your Fund shares. To the extent that such distributions exceed the tax basis of your Fund shares, the excess amounts will be treated as gains from the sale of the shares.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November, or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed paid by the Fund and received by you on December 31 of that calendar year if the distribution is paid by the Fund in January of the following year. The Fund will send you annual information concerning the tax treatment of dividends and other distributions paid to you by the Fund.

At the time of your purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or to undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to you even if the net asset value of your shares is, as a result of the distributions, reduced below your cost for such shares and the distributions economically represent a return of a portion of your investment.

In general, if Fund shares are sold, you will recognize gain or loss equal to the difference between the amount realized on the sale and your adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. However, if your holding period in your Fund shares is six months or less, any capital loss realized from a sale, exchange, or redemption of such shares must be treated as long-term capital loss to the extent of dividends classified as "capital gain dividends" received with respect to such shares. Losses on the sale of Fund shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, you acquire shares that are substantially identical.

If your Fund shares are redeemed by a distribution of securities, you will be taxed as if you had received cash equal to the fair market value of the securities. Consequently, you will have a fair market value basis in the securities.

Under Treasury regulations, if you are an individual and recognize a loss with respect to Fund shares of $2 million or more (if you are a corporation, $10 million or more) in any single taxable year (or greater amounts over a combination of years), you may be required to file a disclosure statement with the Internal Revenue Service.

Certain investment practices that the Fund may utilize, such as investing in options, futures, forward contracts, short sales, foreign currency, or foreign entities classified as "passive foreign investment companies" for U.S. tax purposes, may affect the amount, character, and timing of the recognition of gains and losses by the Fund. Such transactions may in turn affect the amount and character of Fund distributions to you.

The Fund may in some cases be subject to foreign withholding taxes, which would reduce the yield on its investments. It is generally expected that the Fund will not be eligible to pass through to you the ability to claim a federal income tax credit or deduction for foreign income taxes paid by the Fund.

You may be subject to a 28% withholding tax on reportable dividends, capital gain distributions, and redemptions ("backup withholding"). Generally, you will be subject to backup withholding if the Fund does not have your certified taxpayer identification number on file, or, to the Fund's knowledge, the number that you have provided is incorrect or backup withholding is applicable as a result of your previous underreporting of interest or dividend income. When establishing an account, you must certify under penalties of perjury that your taxpayer identification number is correct and that you are not otherwise subject to backup withholding.

The tax rules of the various states of the United States and their local jurisdictions with respect to distributions from the Fund can differ from the U.S. federal income tax rules described above. Many states allow you to exclude from your state taxable income the percentage of dividends derived from certain federal obligations, including interest on some federal agency obligations. Certain states, however, may require that a specific percentage of the Fund's income be derived from federal obligations before such dividends may be excluded from state taxable income. The Fund may invest some or all of its assets in such federal obligations. The Fund intends to provide to you on an annual basis information to permit you to determine whether Fund dividends derived from interest on federal obligations may be excluded from state taxable income.

If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply and you should consult your tax adviser for detailed information about the tax consequences to you of owning Fund shares.

The foregoing discussion addresses only the U.S. federal income tax consequences applicable to U.S. persons (generally, U.S. citizens or residents (including certain former citizens and former long-term residents), domestic corporations or domestic entities taxed as corporations for U.S. tax purposes, estates the income of which is subject to U.S. federal income taxation regardless of its source, and trusts if a court within the United States is able to exercise primary supervision over their administration and at least one U.S. person has the authority to control all substantial decisions of the trusts). The treatment of the owner of an interest in an entity that is a pass-through entity for U.S. tax purposes (e.g., partnerships and disregarded entities) and that owns Fund shares will generally depend upon the status of the owner and the activities of the pass-through entity. If you are not a U.S. person or are the owner of an interest in a pass-through entity that owns Fund shares, you should consult your tax adviser regarding the U.S. and foreign tax consequences of the ownership of Fund shares, including the applicable rate of U.S. withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of U.S. gift and estate taxes.

Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, exchange, or redemption of your Fund shares.

                                       10.
                                   UNDERWRITER

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for the Trust. The Trust has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Fund, and to make reasonable efforts to sell Fund shares on a continuous basis so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

                                       11.
                                   PERFORMANCE

The Fund computes the average annual compounded rates of total return during specified periods (i) before taxes, (ii) after taxes on Fund distributions, and
(iii) after taxes on Fund distributions and redemption (or sale) of Fund shares at the end of the measurement period. The Fund equates the initial amount invested to the ending (redeemable) value of such investment by adding one to the computed average annual total return, expressed as a percentage, (i) before taxes, (ii) after taxes on Fund distributions, and (iii) after taxes on Fund distributions and redemption of Fund shares at the end of the measurement period, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all distributions (i) without the effect of taxes, (ii) less taxes due on such Fund distributions, and (iii) less taxes due on such Fund distributions and redemption of Fund shares, on the reinvestment dates at prices calculated as stated in the Prospectus. The ending (redeemable) value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation and, in the case of after taxes on Fund distributions and redemption of Fund shares, includes subtracting capital gains taxes resulting from the redemption and adjustments to take into account the tax benefit from any capital losses that may have resulted from the redemption.

In calculating total returns for Class Y shares no sales charge is deducted from the initial investment and the total return is shown at net asset value.

The Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports, or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. The Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature. In addition, the Fund may from time to time advertise or describe in sales literature its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services, and/or investments for which reliable performance information is available.

                                       12.
                              FINANCIAL STATEMENTS

Not applicable

                                   APPENDIX A

                      FUND PORTFOLIO INFORMATION RECIPIENTS

The following is a list of the third parties that may receive portfolio holdings or related information under the circumstances described above under Investment Policies - Policies and Procedures Governing Disclosure of Portfolio Holdings:


                                                                   PORTFOLIO COMMENTARIES,
                                                                   FACT SHEETS, PERFORMANCE
                                               PORTFOLIO HOLDINGS  ATTRIBUTION INFORMATION
                                               (ITEM #1)*          (ITEM #2)*
ABN-AMRO Asset Management                                                   Monthly
ADP Retirement Services                                                     Monthly
AG Edwards                                                                  Monthly
AIG SunAmerica                                                              Monthly
Allstate Life Insurance Company                                             Monthly
Alpha Investment Consulting Group LLC                                       Monthly
American Express Retirement Services                                        Monthly
American United Life Insurance Company                                      Monthly
AMG                                                                         Monthly
Amivest Capital Management                                                  Monthly
Amvescap Retirement                                                         Monthly
AON Consulting                                                              Monthly
Arnerich Massena & Associates, Inc.                 Monthly                 Monthly
Asset Performance Partners                                                  Monthly
Asset Strategies Portfolio Services, Inc.                                   Monthly
AXA Financial Services                                                      Monthly
Bank of America Corporation                                                 Monthly
Bank of New York                                                            Monthly
Bank of Oklahoma                                                            Monthly
Bank One                                                                    Monthly
B.C. Zeigler                                                                Monthly
Becker, Burke Associates                            Monthly                 Monthly
Bell GlobeMedia Publishing Co.                      Monthly
Bellweather Consulting                                                      Monthly
Berthel Schutter                                    Monthly                 Monthly
BilkeyKatz Investment Consultants                   Monthly
Brown Brothers Harriman                                                     Monthly
Buck Consultants, Inc.                                                      Monthly
Callan Associates Inc.                              Monthly                 Monthly
Cambridge Associates LLC                                                    Monthly
Cambridge Financial Services                                                Monthly
Ceridian                                                                    Monthly
Charles Schwab & Co                                                         Monthly
Chicago Trust Company                                                       Monthly
CIBC Oppenheimer                                                            Monthly
CitiStreet Retirement Services                                              Monthly

                                                                   PORTFOLIO COMMENTARIES,
                                                                   FACT SHEETS, PERFORMANCE
                                               PORTFOLIO HOLDINGS  ATTRIBUTION INFORMATION
                                               (ITEM #1)*          (ITEM #2)*
Clark Consulting                                                            Monthly
Columbia Funds                                                              Monthly
Columbia Management Group                                                   Monthly
Columbia Trust Company                                                      Monthly
Concord Advisory Group Ltd.                         Monthly                 Monthly
Consulting Services Group, LP                                               Monthly
Copic Financial                                                             Monthly
CPI Qualified Plan Consultants                                              Monthly
CRA RogersCasey                                                             Monthly
Curcio Webb                                         Monthly                 Monthly
D.A. Davidson                                                               Monthly
Dahab Assoc.                                                                Monthly
Daily Access                                                                Monthly
Defined Contribution Advisors, Inc.                                         Monthly
Delaware Investment Advisors                                                Monthly
Deloitte & Touche LLP                            Semi-Annually
DeMarche Associates, Inc.                                                   Monthly
DiMeo Schneider & Associates                                                Monthly
Disabato Associates, Inc.                                                   Monthly
Diversified Investment Advisors, Inc.                                       Monthly
EAI                                                                         Monthly
Edward Jones                                                                Monthly
Ennis, Knupp & Associates                                                   Monthly
Federated Investors                                                         Monthly
Fidelity Investment                                                         Monthly
Fidelity Investments                                                        Monthly
Fifth Third Bank                                                            Monthly
First Mercantile Trust Co.                                                  Monthly
FleetBoston Financial Corp.                                                 Monthly
Franklin Templeton                                                          Monthly
Freedom One Investment Advisors                                             Monthly
Frost Bank                                                                  Monthly
Fuji Investment Management Co., Ltd.                                        Monthly
Fund Evaluation Group, Inc.                                                 Monthly
Goldman Sachs                                                               Monthly
Great West Life and Annuity Insurance Company                               Monthly
Greenwich Associates                                                        Monthly
Guardian Life Insurance                                                     Monthly
Hartford Life Insurance Company                                             Monthly
Hartland & Co.                                                              Monthly
Hewitt Financial Services, LLC                                              Monthly
Hewitt Investment Group                                                     Monthly
Highland Consulting Associates, Inc.                                        Monthly

                                                                   PORTFOLIO COMMENTARIES,
                                                                   FACT SHEETS, PERFORMANCE
                                               PORTFOLIO HOLDINGS  ATTRIBUTION INFORMATION
                                               (ITEM #1)*          (ITEM #2)*
Holbien Associates, Inc.                                                    Monthly
Horace Mann Life Insurance Company                                          Monthly
HSBC                                                                        Monthly
ICMA Retirement Corp.                                                       Monthly
ING                                                                         Monthly
Institutional Shareholder Services, Inc.            Monthly                 Monthly
Intuit                                                                      Monthly
INVESCO Retirement Services                                                 Monthly
Invesmart                                                                   Monthly
Investment Consulting Services, LLC                                         Monthly
Invivia                                                                     Monthly
Irish Life Inter. Managers                          Monthly
Janney Montgomery Scott LLC                                                 Monthly
Jefferson National Life Insurance Company                                   Monthly
Jeffrey Slocum & Associates, Inc.                   Monthly                 Monthly
JP Morgan Consulting                                                        Monthly
JP Morgan Fleming Asset Management                                          Monthly
JP Morgan Investment Management                                             Monthly
Kmotion, Inc.                                       Monthly
LCG Associates, Inc.                                                        Monthly
Legacy Strategic Asset Mgmt. Co.                                            Monthly
Legg Mason                                                                  Monthly
Lincoln Financial                                                           Monthly
LPL Financial Services                                                      Monthly
Manulife Financial                                                          Monthly
Marco Consulting Group                                                      Monthly
Marquette Associates, Inc.                                                  Monthly
MassMutual Financial Group                                                  Monthly
McDonald                                                                    Monthly
Meketa Investment Group                                                     Monthly
Mellon Employee Benefit Solutions                                           Monthly
Mellon Human Resources & Investor Solutions                                 Monthly
Mercer HR Services                                                          Monthly
Mercer Investment Consulting                                                Monthly
Merrill Corporation                                 Monthly                 Monthly
Merrill Lynch                                                               Monthly
Merrill Lynch, Pierce, Fenner & Smith, Inc.         Monthly
MetLife                                                                     Monthly
MetLife Investors                                                           Monthly
MFS Retirement Services, Inc.                                               Monthly
MFS/Sun Life Financial Distributors, Inc.                                   Monthly
(MFSLF)
Midland National Life                                                       Monthly

                                                                   PORTFOLIO COMMENTARIES,
                                                                   FACT SHEETS, PERFORMANCE
                                               PORTFOLIO HOLDINGS  ATTRIBUTION INFORMATION
                                               (ITEM #1)*          (ITEM #2)*
Milliman & Robertson Inc.                                                   Monthly
Minnesota Life Insurance Company                                            Monthly
ML Benefits & Investment Solutions                                          Monthly
Monroe Vos Consulting Group, Inc.                                           Monthly
Morgan Keegan                                                               Monthly
Morgan Stanley Dean Witter                                                  Monthly
MorganStanley                                                               Monthly
Morningstar Associates, Inc.                                                Monthly
National City Bank                                                          Monthly
Nationwide Financial                                                        Monthly
NCCI Holdings, Inc.                                                         Monthly
New England Pension Consultants                                             Monthly
New York Life Investment Management                                         Monthly
Nordstrom Pension Consulting (NPC)                                          Monthly
NY Life Insurance Company                                                   Monthly
Oxford Associates                                                           Monthly
Palmer & Cay Investment Services                                            Monthly
Paul L. Nelson & Associates                                                 Monthly
Peirce Park Group                                                           Monthly
Pension Consultants, Inc.                                                   Monthly
PFE Group                                                                   Monthly
PFM Group                                                                   Monthly
PFPC, Inc.                                                                  Monthly
Phoenix Life Insurance Company                                              Monthly
Piper Jaffray/ USBancorp                                                    Monthly
Planco                                              Monthly
PNC Advisors                                                                Monthly
Portfolio Evaluations, Inc.                                                 Monthly
Prime, Buchholz & Associates, Inc.                                          Monthly
Protective Life Corporation                                                 Monthly
Prudential Financial                                                        Monthly
Prudential Investments                                                      Monthly
Prudential Securities, Inc.                                                 Monthly
Putnam Investments                                                          Monthly
Quant Consulting                                                            Monthly
Reuters, Ltd.                                       Monthly                 Monthly
R.V. Kuhns & Associates, Inc.                                               Monthly
Raymond James Financial                                                     Monthly
RBC Dain Rauscher                                                           Monthly
Rocaton Investment Advisors, LLC                                            Monthly
Ron Blue & Co.                                                              Monthly
Roszel Advisors, LLC (MLIG)                                                 Monthly
Scudder Investments                                                         Monthly
Segal Advisors                                                              Monthly

                                                                   PORTFOLIO COMMENTARIES,
                                                                   FACT SHEETS, PERFORMANCE
                                               PORTFOLIO HOLDINGS  ATTRIBUTION INFORMATION
                                               (ITEM #1)*          (ITEM #2)*
SEI Investment                                                              Monthly
SG Constellation LLC                                Monthly                 Monthly
Shields Associates                                                          Monthly
Smith Barney                                                                Monthly
Spagnola-Cosack, Inc.                                                       Monthly
Standard & Poor's                                                           Monthly
Stanton Group                                                               Monthly
State Street Bank & Trust Co.                       Monthly                 Monthly
Stearne, Agee & Leach                                                       Monthly
Stephen's, Inc.                                                             Monthly
Stifel Nicolaus                                                             Monthly
Strategic Advisers, Inc.                            Monthly
Strategic Investment Solutions                                              Monthly
Stratford Advisory Group, Inc.                                              Monthly
Summit Strategies Group                                                     Monthly
Sun Life Financial Distributors, Inc.                                       Monthly
T. Rowe Price Associates, Inc.                                              Monthly
TD Asset Management                                                         Monthly
The 401k Company                                                            Monthly
The Carmack Group, Inc.                                                     Monthly
The Managers Fund                                                           Monthly
The Vanguard Group                                                          Monthly
Towers Perrin                                                               Monthly
Transamerica Retirement Services                                            Monthly
Travelers Life & Annuity Company                                            Monthly
UBS- Prime Consulting Group                                                 Monthly
UMB                                                                         Monthly
Union Bank of California                                                    Monthly
US Bank                                                                     Monthly
USI Retirement                                                              Monthly
Valic                                                                       Monthly
Vanguard                                                                    Monthly
Victory Capital Management                                                  Monthly
Vestek Systems, Inc.                                Monthly
Wachovia Bank                                                               Monthly
Watson Wyatt Worldwide                              Monthly                 Monthly
Welch Hornsby                                                               Monthly
Wells Fargo                                                                 Monthly
William M. Mercer Consulting Inc.                                           Monthly
Wilshire Associates Incorporated                                            Monthly
Wurts & Associates                                  Monthly                 Monthly
Wyatt Investment Consulting, Inc.                                           Monthly

                                                                   PORTFOLIO COMMENTARIES,
                                                                   FACT SHEETS, PERFORMANCE
                                               PORTFOLIO HOLDINGS  ATTRIBUTION INFORMATION
                                               (ITEM #1)*          (ITEM #2)*
Yanni Partners                                                              Monthly


----------

  *This information is or may be provided within 15 days after the end of the period indicated below, unless otherwise noted. Many of the recipients actually receive the information on a quarterly basis, rather than on a monthly basis as noted in the chart.

                                   APPENDIX B

                                                                NOVEMBER 8, 2005

                             LORD, ABBETT & CO. LLC
                      PROXY VOTING POLICIES AND PROCEDURES

                                  INTRODUCTION

         Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process. Lord Abbett's Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Director of Equity Investments, the Firm's Managing Member and its General Counsel. Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team's portfolio is voted in a timely manner in accordance with those policies. In each case where an investment team declines to follow a recommendation of a company's management, a detailed explanation of the reason(s) for the decision is entered into the proxy voting system. Lord Abbett has retained Institutional Shareholder Services ("ISS") to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.

         The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee, composed solely of independent directors. The Funds' Proxy Committee Charter provides that the Committee shall
(i) monitor the actions of Lord Abbett in voting securities owned by the Funds;
(ii) evaluate the policies of Lord Abbett in voting securities; (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

         Lord Abbett is a privately-held firm, and we conduct only one business: we manage the investment portfolios of our clients. We are not part of a larger group of companies conducting diverse financial operations. We would therefore expect, based on our past experience, that the incidence of an actual conflict of interest involving Lord Abbett's proxy voting process would be limited. Nevertheless, if a potential conflict of interest were to arise, involving one or more of the Lord Abbett Funds, where practicable we would disclose this potential conflict to the affected Funds' Proxy Committees and seek voting instructions from those Committees in accordance with the procedures described below under "Specific Procedures for Potential Conflict Situations". If it were not practicable to seek instructions from those Committees, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow a recommendation of ISS. If such a conflict arose with any other client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow the recommendation of ISS.

              SPECIFIC PROCEDURES FOR POTENTIAL CONFLICT SITUATIONS

SITUATION 1. Fund Independent Board Member on Board (or Nominee for Election to Board) of Publicly Held Company Owned by a Lord Abbett Fund.

         Lord Abbett will compile a list of all publicly held companies where an Independent Board Member serves on the board of directors, or has indicated to Lord Abbett that he is a nominee for election to the board of directors (a "Fund Director Company"). If a Lord Abbett Fund owns stock in a Fund Director Company, and if Lord Abbett has decided NOT to follow the proxy voting recommendation of ISS, then Lord Abbett shall bring that issue to the Fund's Proxy Committee for instructions on how to vote that proxy issue.

         The Independent Directors have decided that the Director on the board of the Fund Director Company will not participate in any discussion by the Fund's Proxy Committee of any proxy issue for that Fund Director Company or in the voting instruction given to Lord Abbett.

SITUATION 2. Lord Abbett has a Significant Business Relationship with a Company.

         Lord Abbett will compile a list of all publicly held companies (or which are a subsidiary of a publicly held firm) that have a significant business relationship with Lord Abbett (a "Relationship Firm"). A "significant business relationship" for this purpose means: (a) a broker dealer firm which sells one percent or more of the Lord Abbett Funds' total shares for the last 12 months; (b) a firm which is a sponsor firm with respect to Lord Abbett's Private Advisory Services business; (c) an institutional client which has an investment management agreement with Lord Abbett; (d) an institutional investor having at least $5 million in Class Y shares of the Lord Abbett Funds; and (e) a large plan 401(k) client with at least $5 million under management with Lord Abbett.

         For each proxy issue involving a Relationship Firm, Lord Abbett shall notify the Fund's Proxy Committee and shall seek voting instructions from the Fund's Proxy Committee only in those situations where Lord Abbett has proposed NOT to follow the recommendations of ISS.

SUMMARY OF PROXY VOTING GUIDELINES

         Lord Abbett generally votes in accordance with management's recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals. This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.

ELECTION OF DIRECTORS

         Lord Abbett will generally vote in accordance with management's recommendations on the election of directors. However, votes on director nominees are made on a case-by- case basis. Factors that are considered include current composition of the board and key- board nominees, long-term company performance relative to a market index, and the directors' investment in the company. We also consider whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest.

         There are some actions by directors that may result in votes being withheld. These actions include:

         1) Attending less than 75% of board and committee meetings without a valid excuse.
         2) Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.
         3) Failing to act on takeover offers where a majority of shareholders tendered their shares.
         4) Serving as inside directors and sit on an audit, compensation, stock option or nomination committee.
         5)   Failing to replace management as appropriate.

         We will generally approve proposals to elect directors annually. The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. The basic premise of the staggered election of directors is to provide a continuity of experience on the board and to prevent a precipitous change in the composition of the board. Although shareholders need some form of protection from hostile takeover attempts, and boards need tools and leverage in order to negotiate effectively with potential acquirers, a classified board tips the balance of power too much toward incumbent management at the price of potentially ignoring shareholder interests.

INCENTIVE COMPENSATION PLANS

         We usually vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case by case basis. We use ISS for guidance on appropriate compensation ranges for various industries and company sizes. In addition to considering the individual expertise of management and the value they bring to the company, we also consider the costs associated with stock-based incentive packages including shareholder value transfer and voting power dilution.

         We scrutinize very closely the approval of repricing or replacing underwater stock options, taking into consideration the following:
         1) The stock's volatility, to ensure the stock price will not be back in the money over the near term.
         2)   Management's rationale for why the repricing is necessary.
         3) The new exercise price, which must be set at a premium to market price to ensure proper employee motivation.

         4) Other factors, such as the number of participants, term of option, and the value for value exchange.

     In large-cap companies we would generally vote against plans that promoted short-term performance at the expense of longer-term objectives. Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans. Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies' compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.

SHAREHOLDER RIGHTS

CUMULATIVE VOTING

         We generally oppose cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

CONFIDENTIAL VOTING

         There are both advantages and disadvantages to a confidential ballot. Under the open voting system, any shareholder that desires anonymity may register the shares in the name of a bank, a broker or some other nominee. A confidential ballot may tend to preclude any opportunity for the board to communicate with those who oppose management proposals.

         On balance we believe shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.

                              SUPERMAJORITY VOTING

         Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

TAKEOVER ISSUES

         Votes on mergers and acquisitions must be considered on a case by case basis. The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights. It is our policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We are also opposed to amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more that 10% of the company's voting stock. Restructuring proposals will also be evaluated on a case by case basis following the same guidelines as those used for mergers.

         Among the more important issues that we support, as long as they are not tied in with other measures that clearly entrench management, are:

1) Anti-greenmail provisions, which prohibit management from buying back shares at above market prices from potential suitors without shareholder approval.

2) Fair Price Amendments, to protect shareholders from inequitable two-tier stock acquisition offers.

3) Shareholder Rights Plans (so-called "Poison Pills"), usually "blank check" preferred and other classes of voting securities that can be issued without further shareholder approval. However, we look at these proposals on a case by case basis, and we only approve these devices when proposed by companies with strong, effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support good long-range corporate goals. We vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

4) "Chewable Pill" provisions, are the preferred form of Shareholder Rights Plan. These provisions allow the shareholders a secondary option when the Board refuses to withdraw a poison pill against a majority shareholder vote. To strike a balance of power between management and the shareholder, ideally "Chewable Pill" provisions should embody the following attributes, allowing sufficient flexibility to maximize shareholder wealth when employing a poison pill in negotiations:

         - Redemption Clause allowing the board to rescind a pill after a potential acquirer has surpassed the ownership threshold.
         -    No dead-hand or no-hand pills.
         - Sunset Provisions which allow the shareholders to review, and reaffirm or redeem a pill after a predetermined time frame.
         - Qualifying Offer Clause which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

                                  SOCIAL ISSUES

         It is our general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings. We recognize that highly ethical and competent managements occasionally differ on such matters, and so we review the more controversial issues closely.

                          LORD ABBETT SECURITIES TRUST

                                     PART C
                                OTHER INFORMATION

This Post-Effective Amendment No. 51 (the "Amendment") to Lord Abbett Securities Trust's (the "Registrant") Registration Statement is being filed to add the Lord Abbett Value Opportunities portfolio to the Trust.

Item 23.    EXHIBITS

     (a) DECLARATION AND AGREEMENT OF TRUST. Incorporated by reference to Post-Effective Amendment No. 19 filed on February 27, 1998.
          (i) Amendment to Declaration and Agreement of Trust (Lord Abbett Large-Cap Value Fund). Incorporated by reference to Post-Effective Amendment No. 41 filed on June 26, 2003.
          (ii) Amendment to Declaration and Agreement of Trust (Lord Abbett International Core Equity Fund). Incorporated by reference to Post-Effective Amendment No. 43 filed on December 12, 2003.
          (iii) Amendment to Declaration and Agreement of Trust (Lord Abbett International Opportunities Fund). Incorporated by reference to Post-Effective Amendment No. 44 filed on February 27, 2004.
          (iv) Amendment to Declaration and Agreement of Trust (Lord Abbett All Value Fund). Incorporated by reference to Post-Effective Amendment No. 34 filed on March 1, 2001.
          (v) Amendments to Declaration and Agreement of Trust (Lord Abbett Micro-Cap Growth Fund and Lord Abbett Micro-Cap Value Fund). Incorporated by reference to Post-Effective Amendment No. 44 filed on February 27, 2004.
          (vi) Amendment to Declaration and Agreement of Trust (Alpha Series - Class Y) incorporated by reference to Post-Effective Amendment No. 45 filed on August 19, 2004.
          (vii) Amendment to Declaration and Agreement of Trust (Value Opportunities Fund - Class A, B, C, P & Y). Incorporated by reference to Post-Effective Amendment No. 50 filed on December 20, 2005.

     (b) BY-LAWS. Amended and Restated By-laws (4/20/2004) incorporated by reference to Post-Effective Amendment No. 45 filed on August 19, 2004.

     (c)  INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS. Not applicable.

     (d) INVESTMENT ADVISORY CONTRACTS. Management Agreement incorporated by reference to Post-Effective Amendment No. 38 filed on December 26, 2002.
          (i) Addendum to the Management Agreement (Lord Abbett Large-Cap Value Fund - dated June 30, 2003) incorporated by reference to Post-Effective Amendment No. 45 filed on August 19, 2004.
          (ii) Addendum to the Management Agreement (Lord Abbett International Core Equity Fund - dated December 1, 2003). Incorporated by reference to Post-Effective Amendment No. 43 filed on December 12, 2003.
          (iii) Addendum to the Management Agreement (Alpha Series) effective March 1, 2004 incorporated by reference to Post-Effective Amendment No. 45 filed on August 19, 2004.
          (iv) MANAGEMENT FEE WAIVER AGREEMENT (ALPHA SERIES) DATED NOVEMBER 1, 2004. FILED HEREIN.
          (v) MANAGEMENT FEE WAIVER AGREEMENT (ALPHA STRATEGY) DATED NOVEMBER 1, 2005. FILED HEREIN.
          (vi) ADDENDUM TO THE MANAGEMENT AGREEMENT (LORD ABBETT INTERNATIONAL OPPORTUNITIES FUND) DATED NOVEMBER 1, 2005. FILED HEREIN.
          (vii) EXPENSE REIMBURSEMENT AGREEMENT (LORD ABBETT LARGE-CAP VALUE FUND, LORD ABBETT MICRO-CAP GROWTH FUND, LORD ABBETT MICRO-CAP VALUE FUND, AND LORD ABBETT INTERNATIONAL CORE EQUITY FUND) DATED NOVEMBER 1, 2005. FILED HEREIN.
          (viii) ADDENDUM TO THE MANAGEMENT AGREEMENT (LORD ABBETT VALUE OPPORTUNITIES FUND) DATED DECEMBER 20, 2005. FILED HEREIN.
          (ix) EXPENSE REIMBURSEMENT AGREEMENT (LORD ABBETT VALUE OPPORTUNITIES FUND) DATED DECEMBER 20, 2005. FILED HEREIN.

     (e) UNDERWRITING CONTRACTS. DISTRIBUTION AGREEMENT. Incorporated by reference to Post-Effective Amendment No. 34 filed on March 1, 2001.

     (f) BONUS OR PROFIT SHARING CONTRACTS. Equity Based Plans for Non-Interested Person Directors and Trustees of Lord Abbett Funds. Incorporated by reference to Post-Effective Amendment No. 34 filed on March 1, 2001.

     (g) CUSTODIAN AGREEMENTS. Incorporated by reference to Post-Effective Amendment No. 48 filed on March 1, 2005.

     (i)  AMENDMENT TO CUSTODIAN AGREEMENT (LORD ABBETT VALUE OPPORTUNITIES
          FUND). FILED HEREIN.

     (h)  OTHER MATERIAL CONTRACTS.

     (i) TRANSFER AGENCY AGREEMENT. Incorporated by reference to Post-Effective Amendment No. 48 filed on March 1, 2005.
          (i) ADMINISTRATIVE SERVICES AGREEMENT WITH AMENDMENTS #1-#8. FILED HEREIN.
          (ii)   AMENDMENT #9 TO ADMINISTRATIVE SERVICES AGREEMENT. FILED
                 HEREIN.

     (j) LEGAL OPINION. OPINION OF WILMER, CUTLER, PICKERING HALE & DORR LLP. FILED HEREIN.

     (k)  OTHER OPINION. CONSENT OF DELOITTE & TOUCHE, LLP. FILED HEREIN.

     (l) OMITTED FINANCIAL STATEMENTS. Incorporated by reference to the Registrant's 2005 Annual Report on form N-CSR filed on January 9, 2006.

     (m)  INITIAL CAPITAL AGREEMENTS. Incorporated by reference.

     (n)  RULE 12b-1 PLANS.
            (i) Form of Class A 12b-1 Plan. Incorporated by reference to Post-Effective Amendment No. 50 on form N-1A filed on December 20, 2005.
           (ii) Form of Class B 12b-1 Plan. Incorporated by reference to Post-Effective Amendment No. 50 on form N-1A filed on December 20, 2005.
          (iii) Form of Class C 12b-1 Plan. Incorporated by reference to Post-Effective Amendment No. 50 on form N-1A filed on December 20, 2005.
           (iv) Form of Class P 12b-1 Plan. Incorporated by reference to Post-Effective Amendment No. 50 on form N-1A filed on December 20, 2005.

     (o)  RULE 18f-3 PLAN. FILED HEREIN.

     (p)  RESERVED.

     (q) CODE OF ETHICS. Incorporated by reference to Post-Effective Amendment No. 50 on form N-1A filed on December 20, 2005.

Item 24.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

            None.

Item 25.    INDEMNIFICATION

            All trustees, officers, employees, and agents of the Registrant are to be indemnified as set forth in Section 4.3 of the Registrant's Declaration and Agreement of Trust.

            The Registrant is a Delaware Business Trust established under Chapter 38 of Title 12 of the Delaware Code. The Registrant's Declaration and Agreement of Trust at Section 4.3 relating to indemnification of Trustees, officers, etc. states the following. The Trust shall indemnify each of its Trustees, officers, employees and agents (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by him or her in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body in which he or she may be or may have been involved as a party or otherwise or with which he or she may be or may have been threatened, while acting as Trustee or as an officer, employee or agent of the Trust or the Trustees, as the case may be, or thereafter, by reason of his or her being or having been such a Trustee, officer, employee or agent, except with respect to any matter as to which he or she shall have been adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust or any Series thereof. Notwithstanding anything herein to the contrary, if any matter which is the subject of indemnification hereunder relates only to one Series (or to more than one but not all of the Series of the Trust), then the indemnity shall be paid only out of the assets of the affected Series. No individual shall be indemnified hereunder against any liability to the Trust or any Series thereof or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. In addition, no such indemnity shall be provided with respect to any matter disposed of by settlement or a compromise payment by such Trustee, officer, employee or agent, pursuant to a consent decree or otherwise, either for said payment or for any other expenses unless there has been a determination that such compromise is in the best interests of the Trust or, if appropriate, of any affected Series thereof and that such Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust or, if appropriate, of any affected Series thereof, and did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. All determinations that the applicable standards of conduct have been met for indemnification hereunder shall be made by (a) a majority vote of a quorum consisting of disinterested Trustees who are not parties to the proceeding relating to indemnification, or
            (b) if such a quorum is not obtainable or, even if obtainable, if a majority vote of such quorum so directs, by independent legal counsel in a written opinion, or (c) a vote of Shareholders (excluding Shares owned of record or beneficially by such individual). In addition, unless a matter is disposed of with a court determination (i) on the merits that such Trustee, officer, employee or agent was not liable or (ii) that such Person was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, no indemnification shall be provided hereunder unless there has been a determination by independent legal counsel in a written opinion that such Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

            The Trustees may make advance payments out of the assets of the Trust or, if appropriate, of the affected Series in connection with the expense of defending any action with respect to which indemnification might be sought under this Section 4.3. The indemnified Trustee, officer, employee or agent shall give a written undertaking to reimburse the Trust or the Series in the event it is subsequently determined that he or she is not entitled to such indemnification and (a) the indemnified Trustee, officer, employee or agent shall provide security for his or her undertaking, (b) the Trust shall be insured against losses arising by reason of lawful advances, or (c) a majority of a quorum of disinterested Trustees or an independent legal counsel in a written opinion shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification. The rights accruing to any Trustee, officer, employee or agent under these provisions shall not exclude any other right to which he or she may be lawfully entitled and shall inure to the benefit of his or her heirs, executors, administrators or other legal representatives.

            Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

            In addition, the Registrant maintains a trustees' and officers' errors and omissions liability insurance policy protecting trustees and officers against liability for breach of duty, negligent act, error or omission committed in their capacity as trustees or officers. The policy contains certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

Item 26.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

(a)     Adviser - Lord Abbett & Co. LLC

        Lord Abbett & Co. LLC is the investment adviser of the Registrant and provides investment management services to various pension plans, institutions and individuals. Lord Abbett Distributor, a limited liability company, serves as its distributor and principal underwriter.

(b)     Partners

        Set forth below is information relating to the business, profession, vocation or employment of a substantial nature that each partner of the adviser, is or has been engaged in within the last two fiscal years for his/her own account in the capacity of director, officer, employee, partner or trustee of Lord Abbett. The principal business address of the following persons is c/o the Lord Abbett & Co. LLC, 90 Hudson Street, Jersey City, NJ 07302-3973.

        Except as described below, none of the following named partners have been engaged by any entity other than Lord Abbett & Co. LLC for the preceding two years. Joan A. Binstock, Lawrence H. Kaplan, Robert G. Morris, and A. Edward Oberhaus, III. Robert S. Dow is a partner of Lord Abbett and an officer and Trustee of the Fund. The other partners of Lord Abbett are: Michael Brooks, Zane
E. Brown, Patrick Browne, John J. DiChiaro, Sholom Dinsky, Lesley-Jane Dixon, Milton Ezrati, Kevin P. Ferguson, Robert P. Fetch, Daria L. Foster, Daniel H. Frascarelli, Robert I. Gerber, Michael S. Goldstein, Michael A. Grant, Howard E. Hansen, Gerald Heffernan, Charles Hofer, W. Thomas Hudson, Cinda Hughes, Ellen
G. Itskovitz, Richard Larsen, Jerald Lanzotti, Robert A. Lee, Maren Lindstrom, Gregory M. Macosko, Thomas Malone, Charles Massare, Jr., Paul McNamara, Robert
J. Noelke, F. Thomas O'Halloran, R. Mark Pennington, Walter Prahl, Michael Radziemski, Eli M. Salzmann, Douglas B. Sieg, Richard Sieling, Michael T. Smith, Richard Smola, Jarrod Sohosky, Diane Tornejal, Christopher J. Towle, Edward von der Linde and Marion Zapolin.

Item 27.    PRINCIPAL UNDERWRITERS

        (a) Lord Abbett Distributor LLC serves as the principal underwriter for the Registrant. Lord Abbett Distributor LLC also serves as principal underwriter for the following Lord Abbett-sponsored funds:

            Lord Abbett Affiliated Fund, Inc.
            Lord Abbett Blend Trust
            Lord Abbett Bond-Debenture Fund, Inc.
            Lord Abbett Developing Growth Fund, Inc.
            Lord Abbett Global Fund, Inc.
            Lord Abbett Investment Trust
            Lord Abbett Large-Cap Growth Fund
            Lord Abbett Mid-Cap Value Fund, Inc.
            Lord Abbett Research Fund, Inc.
            Lord Abbett Series Fund, Inc.
            Lord Abbett Municipal Income Fund, Inc.
            Lord Abbett Municipal Income Trust
            Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.

     (b) Lord Abbett Distributor LLC is a wholly-owned subsidiary of Lord, Abbett & Co. LLC. The principal officers of Lord, Abbett Distributor LLC are:

            NAME AND PRINCIPAL      POSITIONS AND OFFICES WITH       POSITIONS AND OFFICES
            BUSINESS ADDRESS *      LORD ABBETT DISTRIBUTOR LLC      WITH REGISTRANT
            ------------------      ---------------------------      ---------------
            Robert S. Dow           Chief Executive Officer          Chairman and President
            Lawrence H. Kaplan      General Counsel                  Vice President & Secretary
            John K. Forst           Deputy General Counsel           Vice President & Assistant Secretary
            Marion Zapolin          Chief Financial Officer          Not Applicable

            * Each Officer has a principal business address of:
              90 Hudson Street, Jersey City, New Jersey 07302

     (c)    Not applicable

Item 27.    LOCATION OF ACCOUNTS AND RECORDS

            The Registrant maintains the records required by Rules 31a - 1(a) and (b), and 31a - 2(a) at its main office.

            Lord, Abbett & Co. LLC maintains the records required by Rules 31a - 1(f) and 31a - 2(e) at its main office.

            Certain records such as cancelled stock certificates and correspondence may be physically maintained at the main office of the Registrant's Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.

Item 28.    MANAGEMENT SERVICES

            None.

Item 29.    UNDERTAKINGS

            The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

            The Registrant undertakes, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and had duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Jersey City, and State of New Jersey on the 28th day of February, 2006.

                              LORD ABBETT SECURITIES TRUST

                              BY:  /s/ Christina T. Simmons
                                   ------------------------
                                   Christina T. Simmons
                                   Vice President & Assistant Secretary

                              BY:  /s/ Joan A. Binstock
                                   --------------------
                                   Joan A. Binstock
                                   Chief Financial Officer and Vice President


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES                  TITLE                      DATE
----------                  -----                      ----
                            Chairman, President
Robert S. Dow *             and Director               February 28, 2006
-----------------
Robert S. Dow

E. Thayer Bigelow *         Director                   February 28, 2006
--------------------
E. Thayer Bigelow

William H. T. Bush*         Director                   February 28, 2006
--------------------
William H. T. Bush

Robert B. Calhoun, Jr.*     Director                   February 28, 2006
------------------------
Robert B. Calhoun, Jr.

Julie A. Hill*              Director                   February 28, 2006
---------------
Julie A. Hill

Franklin W. Hobbs*          Director                   February 28, 2006
-------------------
Franklin W. Hobbs

C. Alan Macdonald*          Director                   February 28, 2006
-------------------
C. Alan MacDonald

Thomas J. Neff*             Director                   February 28, 2006
----------------
Thomas J. Neff

* BY:  /s/ Christina T. Simmons
       ------------------------
       Christina T. Simmons
       Attorney - in - Fact*

                                POWER OF ATTORNEY

        Each person whose signature appears below on this Registration Statement hereby constitutes and appoints Paul A. Hilstad, Lawrence H. Kaplan and Christina T. Simmons, each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to this Registration Statement of each Fund enumerated on Exhibit A hereto (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES                  TITLE                          DATE
                            Chairman, President
/s/Robert S. Dow            and Director/Trustee           April 19, 2005
Robert S. Dow               -------------------------      --------------


/s/ E. Thayer Bigelow       Director/Trustee               April 29, 2005
E. Thayer Bigelow           -------------------------      --------------


/s/ William H. T. Bush      Director/Trustee               April 19, 2005
William H. T. Bush          -------------------------      --------------


/s/ Robert B. Calhoun, Jr.  Director/Trustee               April 19, 2005
Robert B. Calhoun, Jr.      -------------------------      --------------


/s/ Julie A. Hill           Director/Trustee               April 19, 2005
Julie A. Hill               -------------------------      --------------


/s/ Franklin W. Hobbs       Director/Trustee               April 19, 2005
Franklin W. Hobbs           -------------------------      --------------


/s/ C. Alan MacDonald       Director/Trustee               April 19, 2005
C. Alan MacDonald           -------------------------      --------------


/s/ Thomas J. Neff          Director/Trustee               April 19, 2005
Thomas J. Neff              -------------------------      --------------

                                    EXHIBIT A

                        Lord Abbett Affiliated Fund, Inc.

                             Lord Abbett Blend Trust

                      Lord Abbett Bond-Debenture Fund, Inc.

                    Lord Abbett Developing Growth Fund, Inc.

                          Lord Abbett Global Fund, Inc.

                          Lord Abbett Investment Trust

                        Lord Abbett Large-Cap Growth Fund

                      Lord Abbett Mid-Cap Value Fund, Inc.

                         Lord Abbett Research Fund, Inc.

                          Lord Abbett Securities Trust

                          Lord Abbett Series Fund, Inc.

                     Lord Abbett Municipal Income Fund, Inc.

                       Lord Abbett Municipal Income Trust

         Lord Abbett U.S. Government & Government Sponsored Enterprises
                             Money Market Fund, Inc.

                                       C-2